UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Emerging and Frontier Countries Equity Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Emerging and Frontier Countries Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 37

Federal Tax Information	16

Management and Organization	38

Important Notices	41

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Many of the world’s equity and fixed-income markets delivered a strong performance during the 12-month-period ended October 31, 2019.

Although stock prices were volatile early in the period, major U.S. and international equity indexes finished the fiscal year with strong gains. Returns were also positive across investment-grade and higher yielding sectors of the fixed-income market, driven by a global trend of declining interest rates. Credit spreads generally narrowed on U.S. investment-grade corporate bonds and emerging market debt, but widened on U.S. high yield securities.

Gold rose sharply during the fiscal year, while oil ended the period lower, as oil-price gains in the first 10 months of 2019 were not strong enough to offset steep losses in late 2018. The decline in oil contributed to a modest loss in the broad commodity market during the period. The U.S. dollar was essentially flat against a basket of foreign currencies.

The fiscal year was characterized by slowing global economic growth and escalation in the U.S.-China trade conflict. In response, major central banks shifted toward more accommodative interest rate policies to bolster their respective economies. After raising interest rates in December 2018, the U.S. Federal Reserve Board (the Fed) lowered rates three times between July and October 2019, and stopped reducing the size of its balance sheet. Many foreign central banks joined the Fed in cutting rates, including the European Central Bank, which also announced plans to restart bond purchases. Chinese authorities held interest rates steady, but trimmed bank-reserve requirements during the period.

Global macroeconomic conditions were generally supportive of emerging markets during the period. As U.S. interest rates declined, and as rates fell further into negative territory in several non-U.S. developed markets, emerging market yields remained relatively high and more attractive to investors. The combination of improving equity fundamentals and relatively low valuations in a number of emerging market countries contributed to the favorable backdrop as well.

Generally, although the global economy slowed during the period, global growth remained positive. The International Monetary Fund has predicted that emerging and developing markets are expected to grow by a higher percentage than the broader global economy for 2019 and 2020 with projected global growth of 3.0% in 2019, rising to 3.4% in 2020 — compared with projected emerging market growth of 3.9% in 2019, and 4.6% in 2020.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) returned 7.05% for Class A shares at net asset value (NAV), underperforming the 11.86% return of the MSCI Emerging Markets Index (the Primary Index), and the 10.64% return of the MSCI Frontier Markets Index (the Secondary Index). The Fund also underperformed the 11.50% return of its Blended Benchmark consisting of 50% Primary Index and 50% Secondary Index (the Blended Index). The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index.

The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. Investment decisions are focused on broad-based, country-level and sector equity exposures, rather than on individual stocks.

The Fund’s relative positioning in Kuwait, Vietnam, Kenya and Bahrain detracted from Fund performance versus the Blended Index during the period. Kuwait was one of the Fund’s best-performing country allocations during the period and one of the Fund’s five largest country positions. To avoid excessive single-country risk, however, the Fund was underweight Kuwait versus the Blended Index — the latter held an average of more than 13% in Kuwaiti stocks during the period — and the Fund’s underweight exposure hurt relative performance as Kuwaiti equities performed well.

After delivering strong performance during the previous fiscal year, the Fund’s Vietnam position lagged the Blended Index as investors appeared to believe that Vietnamese stock gains had temporarily outpaced fundamentals. The Fund continued to hold a significant Vietnam position due to ongoing structural reform in the Vietnamese economy and prospects for gains in economic freedom. Lack of exposure to Kenya, a Blended Index position, hurt relative performance as Kenyan stocks rallied during the period. The Fund avoided Kenya due to doubts about its prospects for much-needed economic reform. Similarly, avoiding Bahrain, another Index position, hurt performance versus the Blended Index as its equity market rallied as well.

In contrast, Fund positioning in Serbia, Nigeria, Egypt and South Korea contributed to the Fund’s relative performance during the period. The Fund’s exposure to Serbia’s second-largest bank, which was scheduled for privatization, was the largest contributor to performance versus the Blended Index. Avoiding Nigeria, a Blended Index holding, due to a negative view of its economic policies aided relative performance as Nigerian equities declined sharply. An overweight position in Egypt helped relative performance as well. The market reacted favorably during the period to Egypt’s progress in shrinking its fiscal deficit and returning to a more widely accepted monetary policy, with the help of the International Monetary Fund. Low equity valuations and improvements to shareholder rights drove outperformance of South Korean stocks versus the Blended Index, and the Fund’s overweight exposure to South Korea contributed to relative performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Performance2,3

Portfolio Managers Marshall L. Stocker, Ph.D., CFA, John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/01/2013	7.05%	1.26%	1.24%
Class A with 5.75% Maximum Sales Charge	—	—	0.91	0.07	0.25
Class I at NAV	11/03/2014	11/01/2013	7.31	1.50	1.44
MSCI Emerging Markets Index	—	—	11.86%	2.93%	2.65%
MSCI Frontier Markets Index	—	—	10.64	–0.22	3.08
Blended Index	—	—	11.50	1.51	3.06

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.67%	1.42%
Net				1.65	1.40

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	11/01/2013	$272,327	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Fund Profile5

Common Stock Sector Allocation (% of net assets)6,7

Country Allocation (% of net assets)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Depiction does not reflect the Fund’s derivatives positions.

Fund profile subject to change due to active management.

Important Notice to Shareholders

On November 1, 2019, shareholders of the Fund approved a change to the Fund’s fundamental policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry”) (“Concentration Policy”), and a parallel change was approved with respect to the Global Macro Capital Opportunities Portfolio, a separate registered investment company in which the Fund invests substantially all of its assets. The Fund’s new Concentration Policy is as follows:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund’s total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund.

5

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$995.10	$8.35	**	1.66%
Class I	$1,000.00	$996.10	$7.09	**	1.41%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.44	**	1.66%
Class I	$1,000.00	$1,018.10	$7.17	**	1.41%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $161,581,604)	$179,332,446

Receivable for Fund shares sold	82,489

Receivable from affiliate	21,800

Total assets	$179,436,735

Liabilities

Payable for Fund shares redeemed	$582,050

Payable to affiliates:

Distribution and service fees	488

Trustees’ fees	43

Accrued expenses	57,429

Total liabilities	$640,010

Net Assets	$178,796,725

Sources of Net Assets

Paid-in capital	$169,486,722

Distributable earnings	9,310,003

Total	$178,796,725

Class A Shares

Net Assets	$2,328,361

Shares Outstanding	230,518

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.10

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$10.72

Class I Shares

Net Assets	$176,468,364

Shares Outstanding	17,378,285

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.15

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $384,273)	$4,373,776

Interest allocated from Portfolio (net of foreign taxes, $30)	46,761

Expenses, excluding interest expense, allocated from Portfolio	(2,191,961)

Interest expense allocated from Portfolio	(17,271)

Total investment income from Portfolio	$2,211,305

Expenses

Distribution and service fees

Class A	$6,336

Trustees’ fees and expenses	501

Custodian fee	27,807

Transfer and dividend disbursing agent fees	164,200

Legal and accounting services	39,461

Printing and postage	37,992

Registration fees	53,588

Miscellaneous	9,344

Total expenses	$339,229

Deduct —

Allocation of expenses to affiliate	$125,657

Total expense reductions	$125,657

Net expenses	$213,572

Net investment income	$1,997,733

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(2,278,204)

Financial futures contracts	(688,967)

Swap contracts	436,550

Foreign currency transactions	283,055

Forward foreign currency exchange contracts	3,308,276

Net realized gain	$1,060,710

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $221,120)	$10,513,943

Financial futures contracts	1,179,122

Foreign currency	(459,136)

Forward foreign currency exchange contracts	(2,213,020)

Net change in unrealized appreciation (depreciation)	$9,020,909

Net realized and unrealized gain	$10,081,619

Net increase in net assets from operations	$12,079,352

8	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$1,997,733	$1,406,428

Net realized gain	1,060,710	3,557,202

Net change in unrealized appreciation (depreciation)	9,020,909	(24,773,256)

Net increase (decrease) in net assets from operations	$12,079,352	$(19,809,626)

Distributions to shareholders —

Class A	$(70,354)	$—

Class I	(4,496,906)	—

Total distributions to shareholders	$(4,567,260)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$239,976	$2,749,330

Class I	43,697,479	42,062,675

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	70,344	—

Class I	4,494,384	—

Cost of shares redeemed

Class A	(745,871)	(1,217,253)

Class I	(38,556,372)	(26,269,321)

Net increase in net assets from Fund share transactions	$9,199,940	$17,325,431

Net increase (decrease) in net assets	$16,712,032	$(2,484,195)

Net Assets

At beginning of year	$162,084,693	$164,568,888

At end of year	$178,796,725	$162,084,693

9	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,					Period Ended October 31, 2015(1)
	2019		2018	2017	2016

Net asset value — Beginning of period	$9.700		$10.950	$8.850	$8.570	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.091		$0.068	$0.057	$0.045	$0.120

Net realized and unrealized gain (loss)	0.571		(1.318)	2.072	0.403	(1.541)

Total income (loss) from operations	$0.662		$(1.250)	$2.129	$0.448	$(1.421)

Less Distributions

From net investment income	$(0.262)		$—	$(0.029)	$(0.168)	$(0.009)

Total distributions	$(0.262)		$—	$(0.029)	$(0.168)	$(0.009)

Net asset value — End of period	$10.100		$9.700	$10.950	$8.850	$8.570

Total Return(3)(4)	7.05%		(11.42)%	24.15%	5.42%	(14.22	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,328		$2,657	$1,453	$19,599	$18,836

Ratios (as a percentage of average daily net assets):(6)

Expenses(4)(7)	1.66	%(8)	1.65%	1.65%	1.65%	1.65	%(9)

Net investment income	0.91%		0.62%	0.62%	0.55%	1.31	%(9)

Portfolio Turnover of the Portfolio	43%		39%	32%	40%	27	%(10)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.07%, 0.02%, 0.07%, 0.09% and 0.16% of average daily net assets for the years ended October 31, 2019, 2018, 2017 and 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,					Period Ended October 31, 2015(1)
	2019		2018	2017	2016

Net asset value — Beginning of period	$9.740		$10.980	$8.870	$8.590	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.117		$0.092	$0.098	$0.068	$0.147

Net realized and unrealized gain (loss)	0.572		(1.332)	2.063	0.400	(1.546)

Total income (loss) from operations	$0.689		$(1.240)	$2.161	$0.468	$(1.399)

Less Distributions

From net investment income	$(0.279)		$—	$(0.051)	$(0.188)	$(0.011)

Total distributions	$(0.279)		$—	$(0.051)	$(0.188)	$(0.011)

Net asset value — End of period	$10.150		$9.740	$10.980	$8.870	$8.590

Total Return(3)(4)	7.31%		(11.29)%	24.52%	5.67%	(14.00	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$176,468		$159,428	$163,116	$104,170	$95,068

Ratios (as a percentage of average daily net assets):(6)

Expenses(4)(7)	1.41	%(8)	1.40%	1.40%	1.40%	1.40	%(9)

Net investment income	1.17%		0.82%	1.00%	0.82%	1.61	%(9)

Portfolio Turnover of the Portfolio	43%		39%	32%	40%	27	%(10)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.07%, 0.02%, 0.07%, 0.09% and 0.16% of average daily net assets for the years ended October 31, 2019, 2018, 2017 and 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2015.

11	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

12

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$4,567,260	$—

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,469,898

Deferred capital losses	$(11,943,058)

Net unrealized appreciation	$17,783,163

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $11,943,058 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $11,943,058 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM was allocated $125,657 of the Fund’s operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $2,365 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received less than $100 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $6,336 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

13

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $23,681,199 and $18,809,164, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	24,449	255,595

Issued to shareholders electing to receive payments of distributions in Fund shares	7,540	—

Redemptions	(75,408)	(114,317)

Net increase (decrease)	(43,419)	141,278

	Year Ended October 31,
Class I	2019	2018

Sales	4,409,846	3,854,438

Issued to shareholders electing to receive payments of distributions in Fund shares	480,169	—

Redemptions	(3,875,730)	(2,349,652)

Net increase	1,014,285	1,504,786

14

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from the start of business, November 3, 2014, to October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, November 3, 2014, to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $1,896,521, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2019, the Fund paid foreign taxes of $384,303 and recognized foreign source income of $4,512,765.

16

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments

Common Stocks — 92.6%
Security	Shares	Value

Belgium — 0.1%

Titan Cement International SA(1)	9,600	$202,512

		$202,512

Brazil — 9.1%

AMBEV SA	191,400	$829,456

Atacadao SA(1)	14,700	70,045

B2W Cia Digital(1)	11,100	140,601

B3 SA - Brasil Bolsa Balcao	76,500	922,845

Banco Bradesco SA	49,000	401,359

Banco Bradesco SA, PFC Shares	148,560	1,302,794

Banco BTG Pactual SA(1)	10,800	174,933

Banco do Brasil SA	34,600	415,407

Banco Santander Brasil SA	17,200	201,828

BB Seguridade Participacoes SA	29,900	253,261

BR Malls Participacoes SA	40,400	154,629

Braskem SA, PFC Shares	7,000	48,348

BRF SA(1)	25,000	221,356

CCR SA	52,600	215,620

Centrais Eletricas Brasileiras SA	7,900	77,926

Centrais Eletricas Brasileiras SA, PFC Shares	12,500	127,758

Cia Brasileira de Distribuicao, PFC Shares	7,800	161,407

Cia de Saneamento Basico do Estado de Sao Paulo	15,600	212,460

Cia Energetica de Minas Gerais, PFC Shares	45,400	154,522

Cia Siderurgica Nacional SA	23,200	68,261

Cielo SA	65,000	122,528

Cogna Educacao	61,300	147,805

Cosan SA	5,900	85,017

Embraer SA	34,200	149,489

Energisa SA	6,300	75,276

Engie Brasil Energia SA	8,900	100,440

Equatorial Energia SA	7,800	198,146

Gerdau SA, PFC Shares	47,200	158,059

Hypera SA	18,800	160,882

IRB Brasil Resseguros SA	30,000	282,683

Itau Unibanco Holding SA, PFC Shares	177,200	1,600,787

Itausa-Investimentos Itau SA, PFC Shares	170,700	583,542

JBS SA	45,600	321,662

Klabin SA	35,900	141,613

Localiza Rent a Car SA	24,200	260,555

Lojas Americanas SA, PFC Shares	35,300	175,950

Lojas Renner SA	31,210	394,940

M Dias Branco SA(1)	3,800	35,769

Magazine Luiza SA	44,400	494,207

Multiplan Empreendimentos Imobiliarios SA(1)	10,400	75,747

Security	Shares	Value

Brazil (continued)

Natura Cosmeticos SA	18,900	$146,846

Notre Dame Intermedica Participacoes SA	15,600	233,387

Petrobras Distribuidora SA	29,300	206,609

Petroleo Brasileiro SA	119,900	977,616

Petroleo Brasileiro SA, PFC Shares	169,600	1,285,163

Porto Seguro SA	3,600	51,525

Raia Drogasil SA	10,100	277,023

Rumo SA(1)	46,500	264,356

Sul America SA	12,300	148,103

Suzano SA	24,291	197,696

Telefonica Brasil SA, PFC Shares	19,200	254,117

TIM Participacoes SA(1)	35,900	102,226

Ultrapar Participacoes SA	35,400	166,562

Weg SA	37,600	239,072

		$16,270,214

China — 11.4%

58.com, Inc. ADR(1)	1,900	$100,339

AAC Technologies Holdings, Inc.	12,500	80,891

Alibaba Group Holding, Ltd. ADR(1)	19,654	3,472,272

Anhui Conch Cement Co., Ltd., Class H	24,000	143,441

ANTA Sports Products, Ltd.	17,000	166,296

Autohome, Inc. ADR(1)	1,200	101,472

Baidu, Inc. ADR(1)	3,980	405,363

Brilliance China Automotive Holdings, Ltd.	56,000	61,755

BYD Co., Ltd., Class H	14,500	68,013

CGN Power Co., Ltd., Class H(2)	155,000	40,257

China Cinda Asset Management Co., Ltd., Class H	147,000	30,495

China Common Rich Renewable Energy Investment, Ltd.(1)(3)	302,000	0

China Communications Construction Co., Ltd., Class H	78,000	59,377

China Conch Venture Holdings, Ltd.	31,500	123,256

China Construction Bank Corp., Class H	1,202,000	963,127

China Everbright International, Ltd.	82,222	62,144

China Evergrande Group	40,000	97,370

China Galaxy Securities Co., Ltd., Class H	59,500	30,338

China Gas Holdings, Ltd.	23,600	100,535

China Life Insurance Co., Ltd., Class H	109,000	280,314

China Mengniu Dairy Co., Ltd.	47,000	187,377

China Merchants Port Holdings Co., Ltd.	24,160	37,775

China Mobile, Ltd.	90,000	731,403

China National Building Material Co., Ltd., Class H	88,000	74,168

China Overseas Land & Investment, Ltd.	60,000	189,329

China Pacific Insurance (Group) Co., Ltd., Class H	42,200	153,114

China Petroleum & Chemical Corp., Class H	382,000	217,272

China Resources Beer Holdings Co., Ltd.	26,000	133,303

China Resources Gas Group, Ltd.	20,000	120,586

17	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

China Resources Land, Ltd.	47,777	$203,190

China Resources Power Holdings Co., Ltd.	34,000	42,729

China Shenhua Energy Co., Ltd., Class H	56,000	113,733

China State Construction International Holdings, Ltd.	42,000	38,680

China Taiping Insurance Holdings Co., Ltd.	31,400	70,590

China Telecom Corp., Ltd., Class H	234,000	99,546

China Tower Corp., Ltd., Class H(2)	716,000	157,586

China Unicom (Hong Kong), Ltd.	98,000	96,481

China Vanke Co., Ltd., Class H	26,700	97,363

CITIC Securities Co., Ltd., Class H	39,500	72,471

CITIC, Ltd.	75,000	98,661

CNOOC, Ltd.	261,000	388,433

Country Garden Holdings Co., Ltd.	129,000	179,081

Country Garden Services Holdings Co., Ltd.	14,827	50,239

CRRC Corp., Ltd., Class H	79,750	53,340

CSPC Pharmaceutical Group, Ltd.	84,000	215,134

ENN Energy Holdings, Ltd.	14,000	159,720

Geely Automobile Holdings, Ltd.	80,000	151,377

GF Securities Co., Ltd., Class H(1)	24,600	25,620

Great Wall Motor Co., Ltd., Class H	53,500	43,348

Guangdong Investment, Ltd.	48,000	103,886

Guangzhou Automobile Group Co., Ltd., Class H	74,400	74,306

Haier Electronics Group Co., Ltd.	30,000	85,653

Hengan International Group Co., Ltd.	12,500	87,275

Huazhu Group, Ltd. ADR	2,800	106,008

Industrial & Commercial Bank of China, Ltd., Class H	922,000	660,515

JD.com, Inc. ADR(1)	10,624	330,938

Lenovo Group, Ltd.	160,000	111,543

Li Ning Co., Ltd.	37,000	125,460

Longfor Group Holdings, Ltd.(2)	33,000	136,955

Meituan Dianping, Class B(1)	16,900	201,586

Momo, Inc. ADR	3,100	103,912

NetEase, Inc. ADR	1,181	337,601

New China Life Insurance Co., Ltd., Class H	16,000	62,099

New Oriental Education & Technology Group, Inc. ADR(1)	2,174	265,358

People’s Insurance Co. Group of China, Ltd. (The), Class H	129,000	54,331

PetroChina Co., Ltd., Class H	320,000	156,052

PICC Property & Casualty Co., Ltd., Class H	114,000	144,269

Pinduoduo, Inc. ADR(1)	3,600	147,168

Ping An Insurance (Group) Co. of China, Ltd., Class H	77,000	888,717

Semiconductor Manufacturing International Corp.(1)	67,500	85,742

Shenzhou International Group Holdings, Ltd.	12,000	165,824

Shimao Property Holdings, Ltd.	27,000	90,452

Sino Biopharmaceutical, Ltd.	135,000	201,000

Sinopharm Group Co., Ltd., Class H	22,400	80,220

Sunac China Holdings, Ltd.	32,000	145,145

Security	Shares	Value

China (continued)

Sunny Optical Technology Group Co., Ltd.	12,000	$192,887

TAL Education Group ADR(1)	6,148	263,196

Tencent Holdings, Ltd.	77,000	3,123,344

Tencent Music Entertainment Group ADR(1)	13,500	186,840

Trip.com Group, Ltd. ADR(1)	6,700	221,033

Vipshop Holdings, Ltd. ADR(1)	9,598	110,761

Want Want China Holdings, Ltd.	103,000	86,768

Wuxi Biologics Cayman, Inc.(1)(2)	10,500	123,390

Xiaomi Corp., Class B(1)(2)	133,600	151,368

Yum China Holdings, Inc.	5,500	233,750

ZTO Express Cayman, Inc. ADR	5,800	127,600

		$20,361,656

Croatia — 1.9%

Adris Grupa DD, PFC Shares	9,000	$670,915

Atlantic Grupa DD	1,600	320,735

Ericsson Nikola Tesla DD	930	176,084

Hrvatski Telekom DD	52,252	1,313,462

Koncar-Elektroindustrija DD	2,280	220,061

Podravka Prehrambena Industrija DD	4,900	351,710

Valamar Riviera DD	48,200	274,249

		$3,327,216

Cyprus — 1.4%

Bank of Cyprus Holdings PLC(1)(4)	1,534,390	$2,196,941

Bank of Cyprus Holdings PLC(1)(4)	182,200	262,201

		$2,459,142

Egypt — 7.0%

Alexandria Mineral Oils Co.	969,234	$269,570

Cairo Investment & Real Estate Development Co. SAE	419,474	331,241

Cleopatra Hospital(1)	791,127	302,931

Commercial International Bank Egypt SAE	693,692	3,480,268

Credit Agricole Egypt SAE	423,527	1,151,968

Eastern Co. SAE	1,179,413	1,170,751

Egypt Kuwait Holding Co. SAE	593,443	820,676

Egyptian Financial Group-Hermes Holding Co.	509,827	599,895

ElSewedy Electric Co.	871,070	725,629

Heliopolis Housing	189,171	315,005

Ibnsina Pharma SAE	510,785	308,258

Juhayna Food Industries	670,728	353,577

Medinet Nasr Housing(1)	1,273,351	421,079

Oriental Weavers	400,915	257,847

Palm Hills Developments SAE(1)	2,181,969	289,166

Qalaa Holdings SAE(1)	2,061,001	326,743

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Egypt (continued)

Six of October Development & Investment Co.	393,650	$380,204

Talaat Moustafa Group	1,228,109	749,945

Telecom Egypt	500,164	357,692

		$12,612,445

Georgia — 3.2%

Bank of Georgia Group PLC	119,660	$2,019,640

Georgia Capital PLC(1)	54,100	682,550

TBC Bank Group PLC	185,286	3,065,729

		$5,767,919

Greece — 3.0%

Aegean Airlines SA	7,900	$72,147

Alpha Bank AE(1)	325,400	694,335

Athens Water Supply & Sewage Co. SA	10,600	93,913

Eurobank Ergasias SA(1)	626,500	635,102

GEK Terna Holding Real Estate Construction SA(1)	18,000	136,452

Hellenic Exchanges - Athens Stock Exchange SA	14,300	71,748

Hellenic Telecommunications Organization SA	60,200	913,017

Holding Co. ADMIE IPTO SA	27,100	64,549

JUMBO SA	25,700	500,698

LAMDA Development SA(1)	6,000	47,767

Motor Oil (Hellas) Corinth Refineries SA	14,800	366,036

Mytilineos SA	24,400	267,408

National Bank of Greece SA(1)	127,800	433,420

OPAP SA	55,800	606,847

Piraeus Bank SA(1)	66,900	233,336

Piraeus Port Authority SA	2,100	53,798

Public Power Corp. SA(1)	24,800	87,698

Sarantis SA	8,000	70,716

Terna Energy SA(1)	11,300	92,133

		$5,441,120

Iceland — 0.0%(5)

Sjova-Almennar Tryggingar HF	288,520	$37,333

		$37,333

India — 6.6%

Adani Ports and Special Economic Zone, Ltd.	22,205	$123,767

Asian Paints, Ltd.	8,800	224,243

Bajaj Auto, Ltd.	2,400	109,627

Bajaj Finance, Ltd.	5,300	300,660

Bajaj Finserv, Ltd.	1,200	137,459

Bharat Petroleum Corp., Ltd.	19,900	147,114

Bharti Airtel, Ltd.	62,477	328,512

Security	Shares	Value

India (continued)

Coal India, Ltd.	37,672	$110,423

Dabur India, Ltd.	16,100	104,757

Dr. Reddy’s Laboratories, Ltd.	3,000	117,988

Eicher Motors, Ltd.	400	127,336

GAIL (India), Ltd.	45,508	88,432

Godrej Consumer Products, Ltd.	10,800	112,396

Grasim Industries, Ltd.	10,000	108,517

Havells India, Ltd.	7,600	73,915

HCL Technologies, Ltd.	16,228	264,548

Hero MotoCorp, Ltd.	3,000	114,483

Hindalco Industries, Ltd.	35,700	94,146

Hindustan Petroleum Corp., Ltd.	19,000	86,281

Hindustan Unilever, Ltd.	19,800	608,311

Housing Development Finance Corp., Ltd.	49,990	1,503,891

Indian Oil Corp., Ltd.	57,539	116,582

Infosys, Ltd.	125,714	1,211,317

ITC, Ltd.	104,850	381,333

JSW Steel, Ltd.	25,000	80,112

Larsen & Toubro, Ltd.	14,250	295,850

Mahindra & Mahindra, Ltd.	21,600	184,338

Maruti Suzuki India, Ltd.	3,200	340,958

Motherson Sumi Systems, Ltd.	13,575	23,633

Nestle India, Ltd.	700	147,458

Oil & Natural Gas Corp., Ltd.	76,900	153,374

Power Grid Corporation of India, Ltd.	56,000	156,678

Reliance Industries, Ltd.	87,200	1,798,226

Shriram Transport Finance Co., Ltd.	11,200	179,743

Tata Consultancy Services, Ltd.	27,556	884,044

Tata Motors, Ltd.(1)	45,100	111,582

Tech Mahindra, Ltd.	15,208	158,356

Titan Co., Ltd.	9,500	178,312

UltraTech Cement, Ltd.	2,900	169,366

United Spirits, Ltd.(1)	8,900	78,769

UPL, Ltd.	15,150	127,733

Vedanta, Ltd.	56,800	118,669

Wipro, Ltd.	32,386	118,871

		$11,902,110

Indonesia — 1.4%

Astra International Tbk PT	1,228,500	$607,617

Charoen Pokphand Indonesia Tbk PT	469,600	210,606

Gudang Garam Tbk PT	35,100	140,179

Indocement Tunggal Prakarsa Tbk PT	118,400	168,681

Indofood Sukses Makmur Tbk PT	302,500	165,771

Kalbe Farma Tbk PT	1,436,400	163,116

Semen Indonesia Persero Tbk PT	199,200	179,655

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Indonesia (continued)

Telekomunikasi Indonesia Persero Tbk PT	1,514,600	$441,992

Unilever Indonesia Tbk PT	68,700	213,910

United Tractors Tbk PT	118,400	182,754

		$2,474,281

Kuwait — 7.5%

Agility Public Warehousing Co. KSC	534,009	$1,320,096

Boubyan Bank KSCP	432,271	800,837

Boubyan Petrochemicals Co. KSCP	217,300	529,795

Kuwait Finance House KSCP	1,606,641	3,624,993

Mabanee Co. SAKC	280,729	714,208

Mobile Telecommunications Co.	1,182,083	2,202,929

National Bank of Kuwait SAK	1,359,260	4,214,678

		$13,407,536

Mauritius — 0.9%

MCB Group, Ltd.	203,908	$1,698,130

The Lux Collective, Ltd.(1)	66,516	4,575

		$1,702,705

Pakistan — 2.6%

Engro Corp., Ltd.	348,774	$663,473

Engro Fertilizers, Ltd.	650,212	298,102

Fauji Fertilizer Co., Ltd.	597,063	360,405

Habib Bank, Ltd.	389,200	319,344

Hub Power Co., Ltd. (The)	828,548	386,018

Indus Motor Co., Ltd.	23,220	139,100

Lucky Cement, Ltd.	150,000	337,516

MCB Bank, Ltd.	279,600	314,136

Millat Tractors, Ltd.	44,606	169,073

Nishat Mills, Ltd.	265,826	143,511

Oil & Gas Development Co., Ltd.	706,544	583,435

Pakistan Oilfields, Ltd.	120,538	302,612

Pakistan State Oil Co., Ltd.	302,799	299,700

United Bank, Ltd.	327,000	289,909

		$4,606,334

Peru — 1.6%

Alicorp SAA	177,100	$485,547

Cementos Pacasmayo SAA	160,708	324,808

Engie Energia Peru SA	95,400	218,199

Ferreycorp SAA	1,054,100	683,887

Grana y Montero SAA ADR(1)	103,800	255,348

InRetail Peru Corp.(2)	10,160	355,600

Security	Shares	Value

Peru (continued)

Union Andina de Cementos SAA	322,930	$205,651

Volcan Cia Minera SAA, Class B(1)	2,601,649	301,025

		$2,830,065

Philippines — 3.5%

Aboitiz Equity Ventures, Inc.	207,570	$228,480

Aboitiz Power Corp.	153,200	120,592

Alliance Global Group, Inc.	420,900	95,111

Ayala Corp.	29,530	499,980

Ayala Land, Inc.	773,000	738,700

Bank of the Philippine Islands	76,380	145,923

BDO Unibank, Inc.	170,140	519,013

DMCI Holdings, Inc.	439,100	70,942

Globe Telecom, Inc.	3,525	126,705

GT Capital Holdings, Inc.	10,300	181,303

International Container Terminal Services, Inc.	104,190	243,573

JG Summit Holdings, Inc.	300,730	451,375

Jollibee Foods Corp.	47,130	215,353

Manila Electric Co.	23,420	156,196

Megaworld Corp.	1,227,600	116,769

Metro Pacific Investments Corp.	1,496,600	141,398

Metropolitan Bank & Trust Co.	153,759	204,686

PLDT, Inc.	9,200	197,979

Robinsons Land Corp.	222,900	111,713

Security Bank Corp.	19,680	77,216

SM Investments Corp.	25,790	522,826

SM Prime Holdings, Inc.	1,067,500	819,636

Universal Robina Corp.	91,550	271,978

		$6,257,447

Serbia — 4.6%

Energoprojekt Holding AD Beograd	74,772	$489,846

Komercijalna Banka AD Beograd(1)	130,958	4,108,215

Metalac AD	67,357	1,231,615

NIS AD Novi Sad	371,854	2,373,136

		$8,202,812

Singapore — 1.1%

Yoma Strategic Holdings, Ltd.(1)	8,240,033	$1,902,206

		$1,902,206

South Korea — 4.8%

AMOREPACIFIC Corp.	676	$111,211

Celltrion Healthcare Co., Ltd.(1)	1,392	65,532

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

South Korea (continued)

Celltrion, Inc.(1)	1,409	$241,150

Daelim Industrial Co., Ltd.	724	56,276

E-MART, Inc.	588	56,244

Fila Korea, Ltd.	1,260	62,172

GS Holdings Corp.	1,397	59,536

Hankook Tire and Technology Co., Ltd.	2,138	57,010

Hanon Systems	5,387	53,614

Helixmith Co., Ltd.(1)	480	39,693

Hotel Shilla Co., Ltd.	820	54,511

Hyundai Engineering & Construction Co., Ltd.	1,784	65,728

Hyundai Glovis Co., Ltd.	486	62,953

Hyundai Heavy Industries Holdings Co., Ltd.	229	67,064

Hyundai Mobis Co., Ltd.	1,009	205,769

Hyundai Motor Co.	2,198	230,228

Hyundai Motor Co., Second PFC Shares	896	60,949

Hyundai Steel Co.	1,926	52,454

Kakao Corp.	907	110,066

Kangwon Land, Inc.	2,716	73,126

Kia Motors Corp.	4,231	154,632

Korea Aerospace Industries, Ltd.	1,816	59,277

Korea Electric Power Corp.(1)	4,728	103,357

Korea Shipbuilding & Offshore Engineering Co., Ltd.(1)	807	84,342

Korea Zinc Co., Ltd.	193	71,918

KT&G Corp.	1,858	159,494

LG Chem, Ltd.	699	184,428

LG Corp.	1,725	102,839

LG Display Co., Ltd.(1)	5,426	63,604

LG Electronics, Inc.	1,929	110,549

LG Household & Health Care, Ltd.	149	161,232

Lotte Chemical Corp.	367	71,401

Naver Corp.	2,012	283,685

NCsoft Corp.	278	123,375

Netmarble Corp.(1)(2)	707	54,560

Orion Corp. of Republic of Korea	670	60,872

POSCO	1,159	210,295

S-Oil Corp.	953	81,416

Samsung Biologics Co., Ltd.(1)(2)	328	112,051

Samsung C&T Corp.	1,499	128,361

Samsung Electro-Mechanics Co., Ltd.	1,078	104,366

Samsung Electronics Co., Ltd.	61,714	2,667,270

Samsung Electronics Co., Ltd., PFC Shares	11,495	404,633

Samsung Engineering Co., Ltd.(1)	4,208	64,240

Samsung Heavy Industries Co., Ltd.(1)	10,080	62,589

Samsung SDI Co., Ltd.	857	167,240

Samsung SDS Co., Ltd.	631	108,984

SK Holdings Co., Ltd.	631	139,990

Security	Shares	Value

South Korea (continued)

SK Hynix, Inc.	7,362	$517,666

SK Innovation Co., Ltd.	921	126,025

SK Telecom Co., Ltd.	411	84,007

Woongjin Coway Co., Ltd.	1,135	89,602

		$8,703,586

Sri Lanka — 2.3%

Access Engineering PLC	1,668,000	$206,303

Ceylon Cold Stores PLC	16,000	68,608

Ceylon Tobacco Co. PLC	21,400	128,980

Commercial Bank of Ceylon PLC	913,500	488,647

Dialog Axiata PLC	1,485,330	106,478

Hatton National Bank PLC	343,100	346,767

Hatton National Bank PLC (Non-Voting)	82,900	64,897

Hayleys PLC	40,000	35,174

Hemas Holdings PLC	218,206	96,651

John Keells Holdings PLC	1,522,300	1,318,598

Lion Brewery Ceylon PLC	20,200	67,756

Melstacorp PLC(1)	200,000	49,237

National Development Bank PLC	86,000	49,804

Royal Ceramics Lanka PLC	80,669	31,895

Sampath Bank PLC	358,500	336,110

Softlogic Life Insurance PLC	2,200,000	479,453

Tokyo Cement Company (Lanka) PLC	1,143,000	292,725

		$4,168,083

Taiwan — 7.6%

Advantech Co., Ltd.	8,699	$85,945

ASE Technology Holding Co., Ltd.	91,358	237,022

Asia Cement Corp.	52,000	73,405

Asustek Computer, Inc.	16,000	108,543

Catcher Technology Co., Ltd.	17,000	144,094

Cathay Financial Holding Co., Ltd.	177,000	234,288

Chailease Holding Co., Ltd.	27,000	121,663

Chang Hwa Commercial Bank, Ltd.	130,000	101,437

Cheng Shin Rubber Industry Co., Ltd.	51,000	80,153

China Development Financial Holding Corp.	299,000	93,247

China Steel Corp.	287,000	220,986

Chunghwa Telecom Co., Ltd.	98,000	360,882

CTBC Financial Holding Co., Ltd.	367,000	255,143

Delta Electronics, Inc.	44,680	196,167

E.Sun Financial Holding Co., Ltd.	213,000	192,458

Eclat Textile Co., Ltd.	5,000	67,043

Far Eastern New Century Corp.	78,700	76,539

Far EasTone Telecommunications Co., Ltd.	40,000	95,977

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)

First Financial Holding Co., Ltd.	209,000	$153,249

Formosa Chemicals & Fibre Corp.	83,000	241,254

Formosa Petrochemical Corp.	29,000	92,368

Formosa Plastics Corp.	114,000	365,928

Fubon Financial Holding Co., Ltd.	156,000	228,233

Hon Hai Precision Industry Co., Ltd.	314,508	830,648

Hotai Motor Co., Ltd.	7,000	123,832

Hua Nan Financial Holdings Co., Ltd.	164,000	117,854

Largan Precision Co., Ltd.	3,000	440,203

Lite-On Technology Corp.	52,000	85,687

MediaTek, Inc.	38,000	507,484

Mega Financial Holding Co., Ltd.	215,000	211,017

Nan Ya Plastics Corp.	120,000	283,569

Nanya Technology Corp.	33,000	75,481

Novatek Microelectronics Corp., Ltd.	14,000	89,679

Pegatron Corp.	48,000	93,205

Pou Chen Corp.	55,000	73,531

President Chain Store Corp.	15,000	149,642

Quanta Computer, Inc.	66,000	126,607

Realtek Semiconductor Corp.	12,000	89,015

Shanghai Commercial & Savings Bank, Ltd. (The)	74,606	128,287

Shin Kong Financial Holding Co., Ltd.	263,914	83,372

SinoPac Financial Holdings Co., Ltd.	244,000	100,139

Taishin Financial Holding Co., Ltd.	220,000	102,170

Taiwan Cement Corp.	107,867	143,209

Taiwan Cooperative Financial Holding Co., Ltd.	185,000	127,279

Taiwan Mobile Co., Ltd.	41,000	152,872

Taiwan Semiconductor Manufacturing Co., Ltd.	514,000	5,037,096

Uni-President Enterprises Corp.	112,960	279,054

United Microelectronics Corp.	284,000	130,788

Win Semiconductors Corp.	9,000	93,679

Yuanta Financial Holding Co., Ltd.	216,675	135,415

		$13,636,838

Thailand — 1.6%

Advanced Info Service PCL(6)	20,800	$157,790

Airports of Thailand PCL(6)	74,700	193,545

Bangkok Dusit Medical Services PCL(6)	165,600	131,645

Bangkok Expressway & Metro PCL(6)	155,200	55,512

Banpu PCL(6)	95,500	36,694

Berli Jucker PCL(6)	26,500	42,790

BTS Group Holdings PCL(6)	135,400	60,105

Bumrungrad Hospital PCL(6)	9,300	37,118

Central Pattana PCL(6)	40,700	86,280

Charoen Pokphand Foods PCL(6)	75,200	62,908

CP ALL PCL(6)	97,400	251,754

Security	Shares	Value

Thailand (continued)

Electricity Generating PCL(6)	5,800	$66,657

Energy Absolute PCL(6)	34,100	46,303

Gulf Energy Development PCL(6)	12,100	64,994

Home Product Center PCL(6)	113,400	64,582

Indorama Ventures PCL(6)	35,000	32,475

Intouch Holdings PCL(6)	40,300	88,087

IRPC PCL(6)	254,400	28,647

Land & Houses PCL(6)	168,500	54,137

Mega Lifesciences PCL(6)	436,400	415,966

Minor International PCL(6)	54,100	64,506

PTT Exploration & Production PCL(6)	25,300	100,934

PTT Global Chemical PCL(6)	41,900	70,776

PTT PCL(6)	190,800	285,914

Ratch Group PCL(6)	17,700	43,116

Robinson PCL(6)	14,700	31,768

Siam Cement PCL(6)	13,200	160,520

Thai Oil PCL(6)	24,600	55,801

Thai Union Group PCL(6)	75,100	36,316

Total Access Communication PCL(6)	18,900	38,794

True Corp. PCL(6)	256,100	42,420

		$2,908,854

United Arab Emirates — 0.2%

Orascom Construction PLC	47,600	$306,555

		$306,555

Vietnam — 9.2%

Bao Viet Holdings	43,700	$135,725

Binh Minh Plastics JSC	62,900	143,665

Coteccons Construction JSC	24,000	81,623

Domesco Medical Import Export JSC	59,000	178,457

FPT Corp.	134,549	359,252

Gemadept Corp.	61,050	75,169

HA TIEN 1 Cement JSC	87,880	64,179

Ho Chi Minh City Infrastructure Investment JSC(1)	262,900	270,725

Ho Chi Minh City Securities Corp.	89,600	87,718

Hoa Binh Construction Group JSC	81,480	46,037

Hoa Phat Group JSC(1)	1,033,682	969,392

Hoa Sen Group(1)	173,059	53,219

Hoang Anh Gia Lai International Agriculture JSC(1)	204,900	131,921

Hoang Huy Investment Financial Services JSC	167,400	163,539

Imexpharm Pharmaceutical JSC	37,445	79,784

KIDO Group Corp.(1)	106,100	99,266

Kinh Bac City Development Share Holding Corp.	202,100	126,913

Masan Group Corp.(1)	548,450	1,751,242

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Vietnam (continued)

Mobile World Investment Corp.	53,333	$285,962

Nam Long Investment Corp.	174,765	214,808

No Va Land Investment Group Corp.(1)	248,890	638,128

Pan Group JSC (The)(1)	70,937	89,530

PetroVietnam Ca Mau Fertilizer JSC	121,700	38,560

PetroVietnam Drilling & Well Services JSC(1)	176,235	124,148

PetroVietnam Fertilizer & Chemical JSC	149,250	87,708

PetroVietnam Gas JSC	45,000	200,200

PetroVietnam Nhon Trach 2 Power JSC	90,300	89,391

PetroVietnam Technical Services Corp.	315,543	251,189

Pha Lai Thermal Power JSC	82,000	91,087

Phat Dat Real Estate Development Corp.(1)	102,213	114,925

Refrigeration Electrical Engineering Corp.	143,700	231,880

Saigon Beer Alcohol Beverage Corp.	49,600	556,892

SSI Securities Corp.	262,330	240,688

Thanh Thanh Cong - Bien Hoa JSC	128,048	103,280

Tien Phong Plastic JSC	24,860	35,343

Van Phu - Invest Investment JSC	51,300	93,269

Vicostone JSC	29,570	109,357

Viet Capital Securities JSC	282,825	425,561

Vietnam Dairy Products JSC	335,908	1,879,175

Vietnam Electrical Equipment JSC(1)	151,340	136,844

Vietnam National Petroleum Group	56,100	143,118

Vietnam Prosperity JSC Bank(1)	1,755,487	1,623,701

Vietnam Technological & Commercial Joint Stock Bank(1)	1,608,600	1,758,070

Vingroup JSC(1)	399,041	2,044,279

Vinh Hoan Corp.	37,100	129,153

		$16,554,072

Total Common Stocks (identified cost $149,376,147)		$166,043,041

Foreign Government Bonds — 2.5%
Security	Principal Amount (000’s omitted)	Value

Ukraine — 2.5%

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(2)(7)(8)	$4,813	$4,535,771

		$4,535,771

Total Foreign Government Bonds (identified cost $4,254,449)		$4,535,771

Short-Term Investments — 4.0%

U.S. Treasury Obligations — 0.8%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/5/19(9)	$1,500	$1,497,733

Total U.S. Treasury Obligations (identified cost $1,497,733)		$1,497,733

Other — 3.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(10)	5,701,355	$5,701,355

Total Other (identified cost $5,700,837)		$5,701,355

Total Short-Term Investments (identified cost $7,198,570)		$7,199,088

Total Investments — 99.1% (identified cost $160,829,166)		$177,777,900

Other Assets, Less Liabilities — 0.9%		$1,555,643

Net Assets — 100.0%		$179,333,543

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $5,667,538 or 3.2% of the Portfolio’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(4)	Securities are traded on separate exchanges for the same entity.

(5)	Amount is less than 0.05%.

(6)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $4,535,771 or 2.5% of the Portfolio’s net assets.

(8)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	29.4%	$52,668,899

Information Technology	9.1	16,322,537

Consumer Discretionary	8.4	15,079,642

Consumer Staples	8.1	14,528,948

Industrials	7.9	14,091,307

Communication Services	7.6	13,602,544

Real Estate	6.3	11,348,398

Energy	6.3	11,295,311

Materials	5.7	10,213,999

Foreign Government Bonds	2.5	4,535,771

Utilities	2.0	3,683,754

Health Care	1.8	3,207,702

Short-Term Investments	4.0	7,199,088

Total Investments	99.1%	$177,777,900

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

KRW	2,155,898,875	USD	1,806,670	11/12/19	$43,740

KRW	20,000,000	USD	16,700	11/12/19	466

USD	1,052,243	KRW	1,274,687,000	11/12/19	(41,822)

USD	1,499,490	KRW	1,814,308,000	11/12/19	(57,732)

USD	1,663,090	KRW	2,013,503,000	11/12/19	(65,101)

USD	1,659,594	KRW	2,013,502,000	11/12/19	(68,597)

					$(189,046)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	23,324	USD	25,847	JPMorgan Chase Bank, N.A.	11/1/19	$166	$—

EUR	6,945,509	USD	7,712,842	Standard Chartered Bank	11/1/19	33,482	—

EUR	4,629,131	USD	5,140,552	Standard Chartered Bank	11/1/19	22,315	—

EUR	2,819,863	USD	3,131,399	Standard Chartered Bank	11/1/19	13,594	—

EUR	2,702,488	USD	3,001,056	Standard Chartered Bank	11/1/19	13,028	—

EUR	107,201	USD	119,044	Standard Chartered Bank	11/1/19	517	—

USD	144,129	EUR	130,525	JPMorgan Chase Bank, N.A.	11/1/19	—	(1,445)

24	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	2,984,163	EUR	2,702,488	JPMorgan Chase Bank, N.A.	11/1/19	$—	$(29,921)

USD	3,113,772	EUR	2,819,863	JPMorgan Chase Bank, N.A.	11/1/19	—	(31,220)

USD	5,111,616	EUR	4,629,131	JPMorgan Chase Bank, N.A.	11/1/19	—	(51,252)

USD	7,669,425	EUR	6,945,509	JPMorgan Chase Bank, N.A.	11/1/19	—	(76,898)

USD	119,613	EUR	107,201	Standard Chartered Bank	1/6/20	—	(495)

USD	3,015,401	EUR	2,702,488	Standard Chartered Bank	1/6/20	—	(12,466)

USD	3,146,366	EUR	2,819,863	Standard Chartered Bank	1/6/20	—	(13,008)

USD	5,165,123	EUR	4,629,131	Standard Chartered Bank	1/6/20	—	(21,354)

USD	7,749,707	EUR	6,945,509	Standard Chartered Bank	1/6/20	—	(32,039)

USD	22,718,483	CNH	160,944,550	Citibank, N.A.	1/23/20	—	(66,416)

						$83,102	$(336,514)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

MSCI Emerging Markets Index	211	Long	12/20/19	$10,986,770	$189,895

					$189,895

Abbreviations:

ADR	–	American Depositary Receipt

GDP	–	Gross Domestic Product

PCL	–	Public Company Ltd.

PFC Shares	–	Preference Shares

Currency Abbreviations:

CNH	–	Yuan Renminbi Offshore

EUR	–	Euro

KRW	–	South Korean Won

USD	–	United States Dollar

25	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $155,128,329)	$172,076,545

Affiliated investment, at value (identified cost, $5,700,837)	5,701,355

Cash	389,509

Deposits for derivatives collateral — centrally cleared derivatives	356,675

Foreign currency, at value (identified cost, $1,991,607)	1,493,428

Dividends receivable	228,809

Dividends receivable from affiliated investment	13,373

Receivable for investments sold	54,150

Receivable for open forward foreign currency exchange contracts	83,102

Tax reclaims receivable	13,321

Other assets	25,591

Total assets	$180,435,858

Liabilities

Payable for investments purchased	$5,148

Payable for variation margin on open financial futures contracts	83,389

Payable for variation margin on open centrally cleared derivatives	8,163

Payable for open forward foreign currency exchange contracts	336,514

Payable to affiliates:

Investment adviser fee	149,548

Trustees’ fees	782

Accrued foreign capital gains taxes	250,924

Accrued expenses	267,847

Total liabilities	$1,102,315

Net Assets applicable to investors’ interest in Portfolio	$179,333,543

26	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $384,276)	$4,181,972

Dividends from affiliated investment	191,831

Interest (net of foreign taxes, $30)	46,762

Total investment income	$4,420,565

Expenses

Investment adviser fee	$1,710,321

Trustees’ fees and expenses	9,438

Custodian fee	371,237

Legal and accounting services	68,854

Interest expense and fees	17,271

Miscellaneous	32,124

Total expenses	$2,209,245

Net investment income	$2,211,320

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(2,275,580)

Investment transactions — affiliated investment	(2,641)

Financial futures contracts	(688,973)

Swap contracts	436,552

Foreign currency transactions	283,057

Forward foreign currency exchange contracts	3,308,297

Net realized gain	$1,060,712

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $221,121)	$10,511,998

Investments — affiliated investment	2,010

Financial futures contracts	1,179,130

Foreign currency	(459,137)

Forward foreign currency exchange contracts	(2,213,034)

Net change in unrealized appreciation (depreciation)	$9,020,967

Net realized and unrealized gain	$10,081,679

Net increase in net assets from operations	$12,292,999

27	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$2,211,320	$1,663,381

Net realized gain	1,060,712	3,557,229

Net change in unrealized appreciation (depreciation)	9,020,967	(24,773,422)

Net increase (decrease) in net assets from operations	$12,292,999	$(19,552,812)

Capital transactions —

Contributions	$23,681,199	$27,925,363

Withdrawals	(18,809,164)	(10,506,948)

Net increase in net assets from capital transactions	$4,872,035	$17,418,415

Net increase (decrease) in net assets	$17,165,034	$(2,134,397)

Net Assets

At beginning of year	$162,168,509	$164,302,906

At end of year	$179,333,543	$162,168,509

28	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019		2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	1.29	%(2)	1.25%	1.29%	1.30%	1.32%

Net investment income	1.29%		0.97%	1.10%	0.92%	1.61%

Portfolio Turnover	43%		39%	32%	40%	27%

Total Return	7.44%		(11.06)%	24.59%	5.75%	(14.05)%

Net assets, end of year (000’s omitted)	$179,334		$162,169	$164,303	$124,168	$113,782

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

29	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Emerging and Frontier Countries Equity Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

30

Global Macro Capital Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

31

Global Macro Capital Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $1,710,321 or 1.00% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2019, BMR reimbursed the Portfolio $6,580 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $87,508,740 and $66,825,209, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$161,332,410

Gross unrealized appreciation	$29,093,592

Gross unrealized depreciation	(12,648,102)

Net unrealized appreciation	$16,445,490

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts and total return swaps to enhance total return, to manage certain investment risks and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $336,514. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $98,152 at October 31, 2019.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master

32

Global Macro Capital Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Equity Price		Foreign Exchange	Total

Not applicable	$189,895	*	$44,206 *	$234,101

Receivable for open forward foreign currency exchange contracts	—		83,102	83,102

Total Asset Derivatives	$189,895		$127,308	$317,203

Derivatives not subject to master netting or similar agreements	$189,895		$44,206	$234,101

Total Asset Derivatives subject to master netting or similar agreements	$—		$83,102	$83,102

Not applicable	$—		$(233,252)*	$(233,252)

Payable for open forward foreign currency exchange contracts	—		(336,514)	(336,514)

Total Liability Derivatives	$—		$(569,766)	$(569,766)

Derivatives not subject to master netting or similar agreements	$—		$(233,252)	$(233,252)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(336,514)	$(336,514)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives are reported within the Statement of Assets and Liabilities as Payable for variation margin on open financial futures contracts and centrally cleared derivatives.

33

Global Macro Capital Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

JPMorgan Chase Bank, N.A.	$166	$(166)	$—	$—	$—

Standard Chartered Bank	82,936	(79,362)	—	—	3,574

	$83,102	$(79,528)	$—	$—	$3,574

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(66,416)	$—	$9,286	$—	$(57,130)

JPMorgan Chase Bank, N.A.	(190,736)	166	88,866	—	(101,704)

Standard Chartered Bank	(79,362)	79,362	—	—	—

	$(336,514)	$79,528	$98,152	$—	$(158,834)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Statement of Operations Caption	Equity Price	Foreign Exchange	Total

Net realized gain (loss) —

Financial futures contracts	$(688,973)	$—	$(688,973)

Swap contracts	436,552	—	436,552

Forward foreign currency exchange contracts	—	3,308,297	3,308,297

Total	$(252,421)	$3,308,297	$3,055,876

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$1,179,130	$—	$1,179,130

Forward foreign currency exchange contracts	—	(2,213,034)	(2,213,034)

Total	$1,179,130	$(2,213,034)	$(1,033,904)

34

Global Macro Capital Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$11,674,000	$74,317,000	$2,010,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $5,701,355 which represents 3.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$15,305,888	$75,139,783	$(84,743,685)	$(2,641)	$2,010	$5,701,355	$191,831	5,701,355

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

35

Global Macro Capital Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks

Asia/Pacific	$6,513,611	$86,961,856	$0	$93,475,467

Developed Europe	—	202,512	—	202,512

Emerging Europe	—	25,235,542	—	25,235,542

Latin America	19,100,279	—	—	19,100,279

Middle East/Africa	—	28,029,241	—	28,029,241

Total Common Stocks	$25,613,890	$140,429,151 **	$0	$166,043,041

Foreign Government Bonds	$—	$4,535,771	$—	$4,535,771

Short-Term Investments —

U.S. Treasury Obligations	—	1,497,733	—	1,497,733

Other	—	5,701,355	—	5,701,355

Total Investments	$25,613,890	$152,164,010	$0	$177,777,900

Forward Foreign Currency Exchange Contracts	$—	$127,308	$—	$127,308

Futures Contracts	189,895	—	—	189,895

Total	$25,803,785	$152,291,318	$0	$178,095,103

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(569,766)	$—	$(569,766)

Total	$—	$(569,766)	$—	$(569,766)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

36

Global Macro Capital Opportunities Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

38

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

39

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging and Frontier Countries Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357    10.31.19

Eaton Vance

Emerging Markets Local Income Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 51

Federal Tax Information	18

Management and Organization	52

Important Notices	54

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generally delivered strong performance during the 12 months ended October 31, 2019. Although stocks were volatile early in the period, major U.S. and international equity indexes finished the fiscal year with strong gains. Returns were also positive across investment-grade and higher yielding sectors of the fixed-income market, driven by a global trend of declining interest rates. Credit spreads generally narrowed on U.S. investment-grade corporate bonds and emerging market debt but widened on U.S. high yield securities.

Gold rose sharply during the year, while oil ended the period lower, as oil-price gains in the first 10 months of 2019 were not strong enough to offset steep losses in late 2018. The decline in oil prices contributed to a modest loss in the broad commodity market for the period. The U.S. dollar was essentially flat against a basket of foreign currencies, as measured by the ICE U.S. Dollar Index2.

The year was characterized by slowing global economic growth and escalation in the U.S.-China trade conflict. In response, major central banks shifted toward more accommodative policies to bolster their respective economies. After raising interest rates in December 2018, the U.S. Federal Reserve lowered rates three times from July through October 2019 and stopped reducing the size of its balance sheet. Many foreign central banks joined the Fed in cutting rates, including the European Central Bank, which also announced plans to restart bond purchases. Chinese authorities held interest rates steady but trimmed bank reserve requirements.

Global macroeconomic conditions were generally supportive of emerging markets during the period. As U.S. interest rates declined and as rates in several developed non-U.S. markets fell further into negative territory, emerging market yields became more attractive. In addition, although the global economy slowed, growth remained positive. Improving fundamentals in a number of emerging market countries contributed to the favorable backdrop.

Fund Performance

For its fiscal year ended October 31, 2019, Eaton Vance Emerging Markets Local Income Fund (the Fund) returned 22.64% for Class A shares at net asset value (NAV), outperforming its benchmark, the J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) (the Index), which returned 15.59% for the year.

Positioning in the Middle East and Africa region made the largest contribution to relative returns, driven by out-of-Index allocations to the Egyptian pound and Nigerian naira. These exposures benefited from the attractive yields on short-term instruments denominated in the pound and naira, coupled with the ability of central banks in both countries to maintain currency stability versus the U.S. dollar.

Investments in Eastern Europe also made a positive contribution to relative results, led by out-of-Index positions in Ukrainian and Serbian local bonds. In Ukraine, early actions from the new president to crack down on corruption and liberalize the economy spurred optimism for material, positive reforms. Interest rate cuts from the central bank provided further support to Ukrainian local bonds. Serbian monetary authorities also eased rates during the period, and the government made progress on structural reforms. An underweight in Russian investments dampened the Fund’s relative outperformance in Eastern Europe.

Investments in Asia helped relative returns, particularly an overweight in local bond exposure in Indonesia. Indonesia is an oil-importing country, and Indonesian assets generally benefited from weakness in oil prices. Furthermore, expectations that the country’s president would be re-elected, and his ultimate victory in May 2019, brightened the outlook for the Indonesian economy.

Holdings in Latin America negatively impacted Fund performance versus the Index for the year. An overweight in the Brazilian real was a major detractor, as the central bank cut its key interest rate to record lows amid sluggish growth and inflation, as well as uncertainty about global trade. An overweight in local bond exposure in Colombia, an oil exporter, was also unfavorable given oil-price weakness. On the plus side, overweights in Mexican and Peruvian interest rates boosted relative returns as rates fell globally.

The Fund utilizes derivatives extensively to both hedge select, undesired risk exposures as well as gain select, desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly contributed to returns versus the Index. Interest rate swaps, which are used both to gain and hedge desired exposures, were the most notable contributor among derivative types to performance with those in Thailand, Brazil, Mexico, and Peru being the largest at the country level. Currency forwards, which are also used both to gain and hedge desired exposures and the other major derivative type utilized by the Fund, were also a notable contributor with exposures management of the Ugandan schilling, Czech krona, Hungarian forint, and Romanian leu the most notable.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	22.64%	2.72%	3.38%
Class A with 4.75% Maximum Sales Charge	—	—	16.79	1.72	2.88
Class C at NAV	08/03/2010	06/27/2007	21.87	2.00	2.73
Class C with 1% Maximum Sales Charge	—	—	20.87	2.00	2.73
Class I at NAV	11/30/2009	06/27/2007	23.00	3.04	3.66
J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged)	—	—	15.59%	0.82%	2.67%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.32%	2.02%	1.02%
Net			1.22	1.92	0.92

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$13,087	N.A.
Class I	$250,000	10/31/2009	$358,073	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Brazil	14.6%	Hungary	3.0%

Ukraine	13.7	Uganda	2.9

Serbia	10.8	Romania	2.8

Indonesia	10.1	Philippines	2.3

Mexico	10.0	Georgia	2.1

Egypt	9.9	Sri Lanka	2.0

Thailand	9.2	India	2.0

Poland	7.9	Dominican Republic	1.7

Colombia	6.9	Nigeria	1.0

Russia	5.3	Other	1.7	*

Pakistan	4.3	Euro	–11.9

Peru	3.7	Total Long	137.7

Czech Republic	3.7	Total Short	–12.0

Malaysia	3.0	Total Net	125.7

Turkey	3.0

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE U.S. Dollar Index is a geometrically-averaged calculation of six currencies weighted against the U.S. dollar. ICE® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,132.50	$6.45	**	1.20%
Class C	$1,000.00	$1,127.50	$10.19	**	1.90%
Class I	$1,000.00	$1,134.20	$4.84	**	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11	**	1.20%
Class C	$1,000.00	$1,015.60	$9.65	**	1.90%
Class I	$1,000.00	$1,020.70	$4.58	**	0.90%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $1,092,843,871)	$1,149,013,491

Receivable for Fund shares sold	6,533,811

Receivable from affiliate	24,934

Total assets	$1,155,572,236

Liabilities

Payable for Fund shares redeemed	$1,434,558

Payable to affiliates:

Distribution and service fees	89,973

Trustees’ fees	43

Accrued expenses	261,995

Total liabilities	$1,786,569

Net Assets	$1,153,785,667

Sources of Net Assets

Paid-in capital	$1,096,783,973

Distributable earnings	57,001,694

Total	$1,153,785,667

Class A Shares

Net Assets	$152,308,189

Shares Outstanding	26,436,680

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.76

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$6.05

Class C Shares

Net Assets	$62,869,298

Shares Outstanding	10,797,248

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$5.82

Class I Shares

Net Assets	$938,608,180

Shares Outstanding	162,951,652

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.76

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest allocated from Portfolio (net of foreign taxes, $4,636,412)	$69,010,389

Dividends allocated from Portfolio	1,992,510

Expenses allocated from Portfolio	(7,080,162)

Total investment income from Portfolio	$63,922,737

Expenses

Distribution and service fees

Class A	$403,142

Class C	517,267

Trustees’ fees and expenses	500

Custodian fee	58,233

Transfer and dividend disbursing agent fees	728,995

Legal and accounting services	47,519

Printing and postage	304,273

Registration fees	150,454

Miscellaneous	16,132

Total expenses	$2,226,515

Deduct —

Allocation of expenses to affiliate	$164,626

Total expense reductions	$164,626

Net expenses	$2,061,889

Net investment income	$61,860,848

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $30,838)	$(7,175,820)

Financial futures contracts	(1,651,643)

Swap contracts	(4,159,015)

Foreign currency transactions	3,154,264

Forward foreign currency exchange contracts	(8,570,649)

Non-deliverable bond forward contracts	4,396,503

Net realized loss	$(14,006,360)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $1,108,368)	$76,400,426

Financial futures contracts	(330,266)

Swap contracts	39,953,346

Foreign currency	279,745

Forward foreign currency exchange contracts	22,888,446

Non-deliverable bond forward contracts	(37,628)

Net change in unrealized appreciation (depreciation)	$139,154,069

Net realized and unrealized gain	$125,147,709

Net increase in net assets from operations	$187,008,557

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$61,860,848	$48,386,165

Net realized loss	(14,006,360)	(57,519,892)

Net change in unrealized appreciation (depreciation)	139,154,069	(70,382,487)

Net increase (decrease) in net assets from operations	$187,008,557	$(79,516,214)

Distributions to shareholders —

Class A	$(13,551,046)	$—

Class C	(4,848,104)	—

Class I	(75,781,104)	—

Total distributions to shareholders	$(94,180,254)	$—

Tax return of capital to shareholders —

Class A	$—	$(9,858,506)

Class C	—	(4,088,954)

Class I	—	(52,640,651)

Total tax return of capital to shareholders	$—	$(66,588,111)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$85,066,938	$77,219,837

Class C	24,388,178	22,318,925

Class I	588,059,210	479,437,217

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	12,545,769	9,043,227

Class C	4,662,466	3,881,037

Class I	65,869,958	46,143,634

Cost of shares redeemed

Class A	(66,890,933)	(44,399,760)

Class C	(14,552,761)	(14,035,790)

Class I	(345,787,716)	(269,727,914)

Net asset value of shares converted

Class A	1,377,959	—

Class C	(1,377,959)	—

Net increase in net assets from Fund share transactions	$353,361,109	$309,880,413

Net increase in net assets	$446,189,412	$163,776,088

Net Assets

At beginning of year	$707,596,255	$543,820,167

At end of year	$1,153,785,667	$707,596,255

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$5.190		$6.310		$6.400		$6.150		$8.220

Income (Loss) From Operations

Net investment income(1)	$0.363		$0.408		$0.343		$0.346		$0.392

Net realized and unrealized gain (loss)	0.759		(0.970)		0.124		0.573		(1.772)

Total income (loss) from operations	$1.122		$(0.562)		$0.467		$0.919		$(1.380)

Less Distributions

From net investment income	$(0.552)		$—		$(0.502)		$(0.078)		$—

Tax return of capital	—		(0.558)		(0.055)		(0.591)		(0.690)

Total distributions	$(0.552)		$(0.558)		$(0.557)		$(0.669)		$(0.690)

Net asset value — End of year	$5.760		$5.190		$6.310		$6.400		$6.150

Total Return(2)	22.64	%(3)	(9.65	)%(3)	7.75%		15.94	%(3)	(17.38	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$152,308		$107,550		$87,390		$86,313		$70,943

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.20	%(3)	1.23	%(3)(6)	1.26	%(7)	1.30	%(3)(7)	1.32	%(3)(7)

Net investment income	6.57%		6.84%		5.45%		5.56%		5.52%

Portfolio Turnover of the Portfolio	46%		52%		40%		73%		47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.09%, 0.08% and 0.11% of average daily net assets for the years ended October 31, 2019, 2018, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(7)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05% and 0.07% for the years ended October 31, 2017, 2016 and 2015, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$5.240		$6.380		$6.470		$6.190		$8.240

Income (Loss) From Operations

Net investment income(1)	$0.328		$0.373		$0.302		$0.305		$0.344

Net realized and unrealized gain (loss)	0.770		(0.992)		0.126		0.579		(1.775)

Total income (loss) from operations	$1.098		$(0.619)		$0.428		$0.884		$(1.431)

Less Distributions

From net investment income	$(0.518)		$—		$(0.467)		$(0.070)		$—

Tax return of capital	—		(0.521)		(0.051)		(0.534)		(0.619)

Total distributions	$(0.518)		$(0.521)		$(0.518)		$(0.604)		$(0.619)

Net asset value — End of year	$5.820		$5.240		$6.380		$6.470		$6.190

Total Return(2)	21.87	%(3)	(10.42	)%(3)	7.01%		15.13	%(3)	(17.91	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$62,869		$44,416		$41,754		$34,379		$34,362

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.90	%(3)	1.93	%(3)(6)	1.96	%(7)	2.00	%(3)(7)	2.02	%(3)(7)

Net investment income	5.88%		6.17%		4.74%		4.87%		4.82%

Portfolio Turnover of the Portfolio	46%		52%		40%		73%		47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.09%, 0.08% and 0.11% of average daily net assets for the years ended October 31, 2019, 2018, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(7)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05% and 0.07% for the years ended October 31, 2017, 2016 and 2015, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$5.190		$6.310		$6.400		$6.160		$8.240

Income (Loss) From Operations

Net investment income(1)	$0.381		$0.427		$0.363		$0.364		$0.414

Net realized and unrealized gain (loss)	0.757		(0.971)		0.123		0.576		(1.771)

Total income (loss) from operations	$1.138		$(0.544)		$0.486		$0.940		$(1.357)

Less Distributions

From net investment income	$(0.568)		$—		$(0.519)		$(0.082)		$—

Tax return of capital	—		(0.576)		(0.057)		(0.618)		(0.723)

Total distributions	$(0.568)		$(0.576)		$(0.576)		$(0.700)		$(0.723)

Net asset value — End of year	$5.760		$5.190		$6.310		$6.400		$6.160

Total Return(2)	23.00	%(3)	(9.38	)%(3)	8.07%		16.32	%(3)	(17.08	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$938,608		$555,630		$414,676		$164,460		$115,221

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.90	%(3)	0.93	%(3)(6)	0.96	%(7)	1.00	%(3)(7)	1.02	%(3)(7)

Net investment income	6.90%		7.15%		5.72%		5.84%		5.81%

Portfolio Turnover of the Portfolio	46%		52%		40%		73%		47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.09%, 0.08% and 0.11% of average daily net assets for the years ended October 31, 2019, 2018, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(7)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05% and 0.07% for the years ended October 31, 2017, 2016 and 2015, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (92.8% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Notes to Financial Statements — continued

ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$94,180,254	$—

Tax return of capital	$—	$66,588,111

During the year ended October 31, 2019, distributable earnings was decreased by $8,053,344 and paid-in capital was increased by $8,053,344 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$44,720,726

Deferred capital losses	$(31,214,365)

Net unrealized appreciation	$43,495,333

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $31,214,365 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $9,892,892 are short-term and $21,321,473 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.20%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM was allocated $164,626 of the Fund’s operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $14,755 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $182,288 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $403,142 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $387,950 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $129,317 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $9,000 and $9,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $401,543,253 and $148,992,064, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	15,355,679	12,916,535

Issued to shareholders electing to receive payments of distributions in Fund shares	2,276,793	1,539,917

Redemptions	(12,171,088)	(7,579,484)

Converted from Class C shares	249,574	—

Net increase	5,710,958	6,876,968

	Year Ended October 31,
Class C	2019	2018

Sales	4,363,337	3,664,599

Issued to shareholders electing to receive payments of distributions in Fund shares	836,847	651,702

Redemptions	(2,625,000)	(2,395,126)

Converted to Class A shares	(247,221)	—

Net increase	2,327,963	1,921,175

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2019	2018

Sales	106,975,051	80,612,965

Issued to shareholders electing to receive payments of distributions in Fund shares	11,932,823	7,850,409

Redemptions	(63,054,227)	(47,099,911)

Net increase	55,853,647	41,363,463

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2019, the Fund paid foreign taxes of $4,636,412 and recognized foreign source income of $72,435,919.

18

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments

Foreign Government Bonds — 63.7%
Security		Principal Amount (000’s omitted)	Value

Albania — 0.1%

Republic of Albania, 5.75%, 11/12/20(1)	EUR	646	$762,812

Total Albania			$762,812

Argentina — 0.0%(2)

Republic of Argentina, 4.50%, 2/13/20	USD	2,107	$567,526

Total Argentina			$567,526

Bahrain — 0.2%

CBB International Sukuk Co. 7 SPC, 6.875%, 10/5/25(1)	USD	200	$230,515

Kingdom of Bahrain, 6.125%, 8/1/23(1)	USD	840	917,500

Kingdom of Bahrain, 6.75%, 9/20/29(1)	USD	200	228,496

Kingdom of Bahrain, 7.00%, 10/12/28(1)	USD	1,040	1,202,469

Total Bahrain			$2,578,980

Barbados — 0.3%

Government of Barbados, 6.625%, 12/5/35(1)(3)	USD	4,628	$3,319,202

Total Barbados			$3,319,202

Bosnia and Herzegovina — 0.2%

Republic of Srpska, 1.50%, 6/30/23	BAM	130	$73,814

Republic of Srpska, 1.50%, 10/30/23	BAM	354	201,016

Republic of Srpska, 1.50%, 12/15/23	BAM	24	13,607

Republic of Srpska, 1.50%, 5/31/25	BAM	3,337	1,883,970

Republic of Srpska, 1.50%, 6/9/25	BAM	320	181,209

Republic of Srpska, 1.50%, 12/24/25	BAM	407	230,732

Republic of Srpska, 1.50%, 9/25/26	BAM	253	143,459

Republic of Srpska, 1.50%, 9/26/27	BAM	88	49,309

Total Bosnia and Herzegovina			$2,777,116

Brazil — 0.7%

Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	$1,358,907

Nota do Tesouro Nacional, 10.00%, 1/1/27	BRL	22,375	6,785,252

Total Brazil			$8,144,159

Colombia — 0.3%

Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$1,940,785

Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,254,428

Total Colombia			$3,195,213

Security		Principal Amount (000’s omitted)	Value

Costa Rica — 0.0%(2)

Titulo Propiedad UD, 1.00%, 1/12/22(4)	CRC	66,111	$93,908

Total Costa Rica			$93,908

Croatia — 0.5%

Croatia, 6.75%, 11/5/19(1)	USD	5,813	$5,819,325

Total Croatia			$5,819,325

Dominican Republic — 1.7%

Dominican Republic, 8.90%, 2/15/23(1)	DOP	11,200	$212,386

Dominican Republic, 9.75%, 6/5/26(5)	DOP	114,100	2,197,802

Dominican Republic, 10.25%, 1/11/24(1)	DOP	232,800	4,469,972

Dominican Republic, 10.375%, 3/4/22(1)	DOP	135,000	2,633,535

Dominican Republic, 10.50%, 4/7/23(1)	DOP	143,900	2,786,635

Dominican Republic, 10.75%, 8/11/28(1)	DOP	291,400	5,593,821

Dominican Republic, 11.00%, 11/6/26(1)	DOP	6,200	123,815

Dominican Republic, 11.00%, 12/4/26(1)	DOP	134,700	2,670,866

Total Dominican Republic			$20,688,832

Egypt — 3.3%

Egypt Government Bond, 14.40%, 9/10/29	EGP	29,545	$1,867,410

Egypt Government Bond, 15.60%, 8/6/26	EGP	412,456	27,262,865

Egypt Government Bond, 16.10%, 5/7/29	EGP	167,800	11,587,416

Total Egypt			$40,717,691

Fiji — 0.6%

Republic of Fiji, 6.625%, 10/2/20(1)	USD	7,781	$7,800,452

Total Fiji			$7,800,452

Georgia — 0.8%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	23,280	$7,284,248

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	4,662	1,550,299

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	3,079	987,143

Total Georgia			$9,821,690

Indonesia — 8.3%

Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	$2,271,072

Indonesia Government Bond, 7.50%, 8/15/32	IDR	92,887,000	6,713,258

Indonesia Government Bond, 7.50%, 5/15/38	IDR	582,200,000	41,491,667

Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	350,053

Indonesia Government Bond, 8.25%, 5/15/29	IDR	65,222,000	5,063,498

Indonesia Government Bond, 8.25%, 6/15/32	IDR	11,609,000	886,610

Indonesia Government Bond, 8.25%, 5/15/36	IDR	394,816,000	29,907,436

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Indonesia (continued)

Indonesia Government Bond, 8.375%, 3/15/24	IDR	43,330,000	$3,318,046

Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	1,099,933

Indonesia Government Bond, 9.00%, 3/15/29	IDR	30,681,000	2,477,171

Indonesia Government Bond, 9.50%, 7/15/31	IDR	50,388,000	4,208,100

Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	475,755

Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	1,796,159

Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	725,438

Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	1,889,039

Total Indonesia			$102,673,235

Macedonia — 0.5%

Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	1,470	$1,737,649

Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	3,491	4,092,111

Total Macedonia			$5,829,760

Malaysia — 1.6%

Malaysia Government Bond, 3.733%, 6/15/28	MYR	81,500	$19,839,450

Total Malaysia			$19,839,450

Mexico — 1.1%

Mexican Bonos, 7.75%, 11/13/42	MXN	37,000	$2,056,509

Mexican Bonos, 8.00%, 12/7/23	MXN	108,000	5,907,170

Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	2,273,441

Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	2,153,839

Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	1,486,736

Total Mexico			$13,877,695

Peru — 2.0%

Peru Government Bond, 5.40%, 8/12/34(1)(5)	PEN	24,530	$7,887,189

Peru Government Bond, 6.714%, 2/12/55	PEN	4,100	1,560,085

Peru Government Bond, 6.90%, 8/12/37	PEN	41,002	15,169,238

Total Peru			$24,616,512

Russia — 4.7%

Russia Government Bond, 7.05%, 1/19/28	RUB	1,510,000	$24,667,121

Russia Government Bond, 7.70%, 3/23/33	RUB	778,365	13,370,617

Russia Government Bond, 7.75%, 9/16/26	RUB	31,480	533,401

Russia Government Bond, 8.15%, 2/3/27	RUB	992,846	17,138,003

Russia Government Bond, 8.50%, 9/17/31	RUB	173,092	3,145,214

Total Russia			$58,854,356

Security		Principal Amount (000’s omitted)	Value

Serbia — 11.2%

Republic of Serbia, 4.875%, 2/25/20(1)	USD	2,102	$2,122,307

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	6,914,760	71,658,173

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	3,312,640	35,349,779

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	1,526,670	17,102,473

Serbia Treasury Bond, 10.00%, 2/5/22	RSD	972,790	10,861,697

Serbia Treasury Bond, 10.00%, 10/23/24	RSD	152,500	1,945,334

Total Serbia			$139,039,763

Seychelles — 0.1%

Republic of Seychelles, 8.00%, 1/1/26(1)	USD	1,277	$1,326,833

Total Seychelles			$1,326,833

South Africa — 3.9%

Republic of South Africa, 8.25%, 3/31/32	ZAR	95,739	$5,744,628

Republic of South Africa, 8.50%, 1/31/37	ZAR	312,840	18,335,627

Republic of South Africa, 8.75%, 1/31/44	ZAR	178,487	10,372,017

Republic of South Africa, 8.75%, 2/28/48	ZAR	231,000	13,318,368

Total South Africa			$47,770,640

Sri Lanka — 1.1%

Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	792,910	$4,389,690

Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	114,000	649,781

Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	255,800	1,458,960

Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	45,000	259,298

Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	578,000	3,324,924

Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	118,000	687,296

Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	592,730	3,479,547

Total Sri Lanka			$14,249,496

Tanzania — 0.1%

United Republic of Tanzania, 7.989%, (6 mo. USD LIBOR + 6.00%), 3/9/20(1)(6)	USD	992	$1,008,967

Total Tanzania			$1,008,967

Thailand — 3.9%

Thailand Government Bond, 1.25%, 3/12/28(1)(4)	THB	509,879	$16,466,828

Thailand Government Bond, 3.30%, 6/17/38	THB	549,302	22,962,391

Thailand Government Bond, 3.40%, 6/17/36	THB	205,000	8,515,277

Total Thailand			$47,944,496

Turkey — 3.4%

Turkey Government Bond, 7.10%, 3/8/23	TRY	70,204	$10,572,503

Turkey Government Bond, 7.50%, 11/7/19	USD	1,625	1,626,625

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Turkey (continued)

Turkey Government Bond, 8.50%, 9/14/22	TRY	110,415	$17,651,722

Turkey Government Bond, 10.70%, 8/17/22	TRY	9,380	1,573,382

Turkey Government Bond, 12.40%, 3/8/28	TRY	23,227	4,058,555

Turkey Government Bond, 16.20%, 6/14/23	TRY	36,761	7,069,609

Total Turkey			$42,552,396

Ukraine — 13.1%

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	319,000	$11,243,439

Ukraine Government International Bond, 15.70%, 1/20/21	UAH	376,960	15,247,715

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	1,890,256	82,499,927

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	184,700	7,762,764

Ukraine Government International Bond, 18.00%, 3/24/21	UAH	1,101,779	45,959,924

Total Ukraine			$162,713,769

Total Foreign Government Bonds (identified cost $760,367,303)			$788,584,274

Foreign Corporate Bonds — 1.5%
Security		Principal Amount (000’s omitted)	Value

Colombia — 0.0%(2)

Emgesa SA ESP, 8.75%, 1/25/21(1)	COP	697,000	$214,559

Total Colombia			$214,559

Indonesia — 0.1%

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	21,720,000	$1,527,846

Total Indonesia			$1,527,846

Mexico — 0.1%

Petroleos Mexicanos, 7.19%, 9/12/24(5)	MXN	10,630	$494,573

Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	299,549

Total Mexico			$794,122

Security		Principal Amount (000’s omitted)	Value

Peru — 1.3%

Alicorp SAA, 6.875%, 4/17/27(1)	PEN	25,530	$8,253,150

Telefonica del Peru SAA, 7.375%, 4/10/27(5)	PEN	24,500	7,862,532

Total Peru			$16,115,682

Total Foreign Corporate Bonds (identified cost $18,604,447)			$18,652,209

Sovereign Loans — 0.3%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.2%

Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(3)		$3,760	$2,614,328

Total Barbados			$2,614,328

Ethiopia — 0.1%

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.94%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(6)(7)		$1,067	$1,066,065

Total Ethiopia			$1,066,065

Total Sovereign Loans (identified cost $4,796,043)			$3,680,393

Short-Term Investments — 28.3%

Foreign Government Securities — 15.1%
Security		Principal Amount (000’s omitted)	Value

Egypt — 6.4%

Egypt Treasury Bill, 0.00%, 12/17/19	EGP	38,525	$2,345,412

Egypt Treasury Bill, 0.00%, 3/10/20	EGP	372,725	21,953,195

Egypt Treasury Bill, 0.00%, 4/14/20	EGP	100,650	5,848,040

Egypt Treasury Bill, 0.00%, 4/21/20	EGP	36,725	2,127,872

Egypt Treasury Bill, 0.00%, 4/28/20	EGP	261,075	15,009,224

Egypt Treasury Bill, 0.00%, 5/12/20	EGP	100,225	5,727,294

Egypt Treasury Bill, 0.00%, 5/26/20	EGP	62,900	3,611,967

Egypt Treasury Bill, 0.00%, 8/4/20	EGP	410,225	22,666,075

Total Egypt			$79,289,079

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Georgia — 1.3%

Bank of Georgia Promissory Note, 7.40%, 4/30/20	GEL	2,051	$684,820

Bank of Georgia Promissory Note, 7.40%, 5/13/20	GEL	1,090	363,440

Bank of Georgia Promissory Note, 7.40%, 5/18/20	GEL	1,602	534,158

Bank of Georgia Promissory Note, 7.45%, 4/10/20	GEL	1,480	495,153

Bank of Georgia Promissory Note, 7.45%, 4/16/20	GEL	2,544	850,878

Bank of Georgia Promissory Note, 7.45%, 4/22/20	GEL	1,513	505,628

Bank of Georgia Promissory Note, 7.45%, 4/24/20	GEL	2,520	842,074

Bank of Georgia Promissory Note, 7.45%, 4/28/20	GEL	1,024	342,028

Bank of Georgia Promissory Note, 7.50%, 5/28/20	GEL	1,990	663,127

Bank of Georgia Promissory Note, 7.50%, 6/10/20	GEL	1,029	342,452

Bank of Georgia Promissory Note, 7.50%, 6/12/20	GEL	716	238,272

Bank of Georgia Promissory Note, 7.50%, 6/15/20	GEL	1,411	469,455

Bank of Georgia Promissory Note, 7.50%, 6/16/20	GEL	1,721	572,504

Bank of Georgia Promissory Note, 7.50%, 6/17/20	GEL	1,536	511,088

Bank of Georgia Promissory Note, 7.50%, 6/19/20	GEL	3,083	1,025,580

Bank of Georgia Promissory Note, 7.50%, 6/26/20	GEL	4,083	1,357,099

Bank of Georgia Promissory Note, 7.50%, 6/29/20	GEL	3,437	1,142,185

Georgia Treasury Bill, 0.00%, 11/14/19	GEL	2,780	937,052

Georgia Treasury Bill, 0.00%, 12/12/19	GEL	1,965	659,642

Georgia Treasury Bill, 0.00%, 5/7/20	GEL	1,930	625,751

Georgia Treasury Bill, 0.00%, 6/4/20	GEL	2,858	920,510

Georgia Treasury Bill, 0.00%, 7/2/20	GEL	5,104	1,632,993

Total Georgia			$15,715,889

Nigeria — 1.8%

Nigeria OMO Bill, 0.00%, 3/5/20	NGN	4,231,395	$11,220,293

Nigeria OMO Bill, 0.00%, 5/28/20	NGN	3,616,087	9,228,234

Nigeria Treasury Bill, 0.00%, 4/2/20	NGN	347,081	910,583

Nigeria Treasury Bill, 0.00%, 4/30/20	NGN	276,462	715,741

Total Nigeria			$22,074,851

Pakistan — 4.3%

Pakistan Treasury Bill, 0.00%, 12/5/19	PKR	3,685,700	$23,399,634

Pakistan Treasury Bill, 0.00%, 12/19/19	PKR	3,832,000	24,204,289

Pakistan Treasury Bill, 0.00%, 1/16/20	PKR	875,000	5,473,320

Total Pakistan			$53,077,243

Ukraine — 1.1%

Ukraine Treasury Bill, 0.00%, 4/1/20	UAH	380,140	$14,418,317

Total Ukraine			$14,418,317

Security		Principal Amount (000’s omitted)	Value

Uruguay — 0.2%

Uruguay Treasury Bill, 0.00%, 1/3/20	UYU	78,800	$2,069,342

Total Uruguay			$2,069,342

Total Foreign Government Securities (identified cost $184,407,354)			$186,644,721

U.S. Treasury Obligations — 1.8%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/7/19(8)		$19,550	$19,544,788

U.S. Treasury Bill, 0.00%, 12/12/19(8)		3,000	2,994,858

Total U.S. Treasury Obligations (identified cost $22,539,646)			$22,539,646

Other — 11.4%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(9)		141,707,135	$141,707,135

Total Other (identified cost $141,692,364)			$141,707,135

Total Short-Term Investments (identified cost $348,639,364)			$350,891,502

Total Investments — 93.8% (identified cost $1,132,407,157)			$1,161,808,378

Other Assets, Less Liabilities — 6.2%			$76,682,016

Net Assets — 100.0%			$1,238,490,394

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $83,409,240 or 6.7% of the Portfolio’s net assets.

(2)	Amount is less than 0.05%.

(3)	Issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(4)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $18,442,096 or 1.5% of the Portfolio’s net assets.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	130,673,818	USD	144,058,737	11/1/19	$1,681,730

EUR	130,673,818	USD	145,348,488	11/1/19	391,980

EUR	17,827,487	USD	19,779,596	11/1/19	103,394

EUR	14,766,122	USD	16,424,357	11/1/19	44,294

EUR	3,296,745	USD	3,658,035	11/1/19	18,823

EUR	3,296,745	USD	3,666,969	11/1/19	9,889

EUR	3,061,365	USD	3,405,156	11/1/19	9,183

USD	3,666,969	EUR	3,296,745	11/1/19	(9,889)

USD	3,374,941	EUR	3,061,365	11/1/19	(39,399)

USD	3,634,430	EUR	3,296,745	11/1/19	(42,428)

USD	19,829,513	EUR	17,827,487	11/1/19	(53,477)

USD	16,286,885	EUR	14,766,122	11/1/19	(181,766)

USD	145,348,488	EUR	130,673,818	11/1/19	(391,980)

USD	144,994,362	EUR	130,673,818	11/1/19	(746,106)

BRL	554,068,620	USD	133,031,278	11/4/19	5,123,222

BRL	635,001,620	USD	158,587,852	11/4/19	(253,076)

USD	138,375,320	BRL	554,068,620	11/4/19	220,821

USD	157,783,978	BRL	635,001,620	11/4/19	(550,798)

RUB	2,876,469,159	USD	43,913,884	11/7/19	931,913

USD	35,559,661	RUB	2,329,246,715	11/7/19	(754,625)

IDR	51,315,000,000	USD	3,621,894	11/12/19	27,461

IDR	242,655,383,835	USD	17,307,802	11/12/19	(50,942)

USD	11,396,613	IDR	159,780,520,704	11/12/19	33,543

USD	5,796,175	IDR	81,262,380,000	11/12/19	17,060

PEN	44,566,876	USD	13,195,617	11/18/19	123,633

PEN	12,650,000	USD	3,745,485	11/18/19	35,092

PEN	24,209,243	USD	7,233,117	11/18/19	2,054

USD	7,168,012	PEN	24,209,243	11/18/19	(67,159)

USD	12,112,016	PEN	40,907,122	11/18/19	(113,481)

MXN	416,761,000	USD	21,752,072	11/19/19	(137,494)

MXN	1,483,455,611	USD	77,426,231	11/19/19	(489,407)

USD	7,752,621	MXN	148,537,123	11/19/19	49,004

PLN	174,277,255	USD	44,587,012	11/20/19	1,031,334

PLN	15,000,000	USD	3,837,593	11/20/19	88,767

COP	1,081,000,000	USD	313,424	11/25/19	6,178

RUB	93,019,095	USD	1,447,239	11/25/19	(840)

USD	6,279,726	RUB	403,620,000	11/25/19	3,645

USD	11,915,515	ZAR	174,971,000	11/29/19	374,878

ZAR	175,800,000	USD	11,971,970	11/29/19	(376,654)

BRL	635,001,620	USD	157,476,811	12/3/19	566,887

PHP	636,721,000	USD	12,143,748	12/6/19	382,012

PHP	129,000,000	USD	2,456,675	12/6/19	81,051

PHP	50,000,000	USD	982,898	12/6/19	717

PHP	262,780,000	USD	5,019,484	12/10/19	149,219

PHP	111,836,000	USD	2,140,525	12/10/19	59,213

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

CZK	872,927,322	USD	37,307,775	12/11/19	$854,193

COP	5,300,000,000	USD	1,536,677	12/13/19	29,243

COP	5,500,000,000	USD	1,619,910	12/13/19	5,102

COP	4,672,300,000	USD	1,387,262	12/13/19	(6,800)

COP	240,413,599,076	USD	71,128,284	12/13/19	(96,479)

USD	12,950,079	EUR	11,451,278	12/13/19	144,573

USD	19,833,614	EUR	17,827,487	12/13/19	(102,151)

CLP	1,300,000,000	USD	1,832,018	12/16/19	(77,244)

USD	15,212,402	ZAR	234,773,000	12/20/19	(229,330)

USD	41,969,916	ZAR	647,721,712	12/20/19	(632,705)

ZAR	499,557,000	USD	32,369,403	12/20/19	487,975

EUR	130,673,818	USD	145,787,552	1/8/20	637,436

IDR	31,500,000,000	USD	2,235,311	1/8/20	(14,091)

USD	7,599,828	EUR	6,914,969	1/9/20	(149,137)

USD	8,472,446	EUR	7,708,951	1/9/20	(166,261)

USD	6,986,599	EUR	6,189,705	1/10/20	49,942

EUR	2,437,927	USD	2,777,104	1/22/20	(42,950)

INR	299,130,000	USD	4,148,821	1/22/20	21,231

USD	31,127,271	EUR	27,325,597	1/22/20	481,402

USD	18,832,366	EUR	16,829,037	1/22/20	(41,530)

USD	29,780,983	EUR	26,327,360	1/27/20	245,516

USD	29,155,859	EUR	25,774,730	1/27/20	240,363

USD	25,915,927	EUR	22,910,524	1/27/20	213,653

USD	795,645	EUR	703,376	1/27/20	6,559

USD	1,574,893	EUR	1,394,111	1/31/20	10,516

					$9,176,502

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	8,000,000	USD	8,892,936	UBS AG	11/1/19	$29,462	$—

UAH	284,932,000	USD	11,397,280	Bank of America, N.A.	11/1/19	93,072	—

USD	8,892,640	EUR	8,000,000	Australia and New Zealand Banking Group Limited	11/1/19	—	(29,757)

USD	11,310,865	UAH	284,932,000	Bank of America, N.A.	11/1/19	—	(179,487)

BRL	55,063,000	USD	13,370,871	Standard Chartered Bank	11/4/19	358,838	—

BRL	25,870,000	USD	6,280,910	Standard Chartered Bank	11/4/19	169,657	—

CZK	57,000,000	EUR	2,234,523	Citibank, N.A.	11/4/19	—	(1,236)

CZK	105,710,000	EUR	4,097,085	HSBC Bank USA, N.A.	11/4/19	50,099	—

EUR	6,375,084	CZK	162,710,000	Barclays Bank PLC	11/4/19	—	(374)

EUR	31,076,694	RON	147,880,000	UBS AG	11/4/19	—	(47,678)

EUR	5,100,306	RSD	600,000,000	Citibank, N.A.	11/4/19	—	(8,284)

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	1,008,570	RSD	118,648,184	JPMorgan Chase Bank, N.A.	11/4/19	$—	$(1,638)

RON	124,630,000	EUR	26,161,888	UBS AG	11/4/19	72,374	—

RON	22,582,000	EUR	4,747,789	UBS AG	11/4/19	4,798	—

RON	668,000	EUR	140,441	UBS AG	11/4/19	146	—

RSD	15,241,610	EUR	129,676	JPMorgan Chase Bank, N.A.	11/4/19	83	—

RSD	703,406,574	EUR	5,988,987	JPMorgan Chase Bank, N.A.	11/4/19	—	(1,077)

USD	13,751,655	BRL	55,063,000	Standard Chartered Bank	11/4/19	21,945	—

USD	6,460,878	BRL	25,870,000	Standard Chartered Bank	11/4/19	10,310	—

XOF	309,966,000	EUR	454,496	ICBC Standard Bank PLC	11/5/19	20,064	—

UGX	3,953,400,000	USD	1,012,921	Standard Chartered Bank	11/7/19	50,603	—

HUF	10,033,252,000	EUR	30,059,026	Standard Chartered Bank	11/12/19	526,066	—

IDR	17,786,000,000	USD	1,254,497	Australia and New Zealand Banking Group Limited	11/12/19	10,385	—

PLN	164,774,249	EUR	37,959,114	Standard Chartered Bank	11/12/19	771,058	—

TRY	7,500,000	USD	1,261,972	Standard Chartered Bank	11/12/19	46,088	—

USD	452,841	IDR	6,440,304,010	Standard Chartered Bank	11/12/19	—	(5,172)

USD	4,608,532	IDR	65,529,238,000	Standard Chartered Bank	11/12/19	—	(51,694)

USD	1,294,443	TRY	7,500,000	Goldman Sachs International	11/12/19	—	(13,617)

USD	1,450,462	TRY	8,400,000	Goldman Sachs International	11/12/19	—	(14,565)

UGX	4,193,109,000	USD	1,076,536	Standard Chartered Bank	11/20/19	48,368	—

UGX	4,000,000,000	USD	1,025,202	Citibank, N.A.	11/21/19	47,663	—

INR	1,469,070,000	USD	20,499,403	Standard Chartered Bank	11/22/19	143,924	—

RSD	34,022,620	EUR	288,805	JPMorgan Chase Bank, N.A.	11/22/19	611	—

USD	13,114,301	INR	930,600,000	Australia and New Zealand Banking Group Limited	11/22/19	37,538	—

USD	5,245,589	INR	372,900,000	Australia and New Zealand Banking Group Limited	11/22/19	5,609	—

COP	21,578,687,000	USD	6,268,767	Standard Chartered Bank	11/25/19	111,065	—

USD	11,610,905	UAH	288,531,000	Goldman Sachs International	11/25/19	54,203	—

UGX	9,051,811,000	USD	2,320,977	Citibank, N.A.	11/26/19	104,228	—

USD	10,321,097	NGN	3,738,094,911	Standard Chartered Bank	11/29/19	31,582	—

USD	5,487,318	ZAR	79,075,000	Standard Chartered Bank	11/29/19	271,735	—

USD	2,242,543	ZAR	33,811,999	Standard Chartered Bank	11/29/19	12,390	—

USD	706,416	ZAR	10,651,000	Standard Chartered Bank	11/29/19	3,903	—

ZAR	180,140,000	USD	12,214,546	Standard Chartered Bank	11/29/19	—	(332,975)

TRY	125,435,761	USD	21,615,675	Standard Chartered Bank	12/2/19	144,556	—

TRY	8,839,835	USD	1,523,322	Standard Chartered Bank	12/2/19	10,187	—

USD	1,247,654	TRY	7,200,000	Standard Chartered Bank	12/2/19	—	(1,381)

USD	16,531,090	TRY	95,929,918	Standard Chartered Bank	12/2/19	—	(110,552)

USD	32,402,586	TRY	188,032,209	Standard Chartered Bank	12/2/19	—	(216,694)

USD	6,366,812	ZAR	93,423,878	Standard Chartered Bank	12/3/19	208,120	—

USD	2,657,022	ZAR	38,988,000	Standard Chartered Bank	12/3/19	86,853	—

USD	11,165,624	ZAR	172,692,000	Standard Chartered Bank	12/3/19	—	(218,584)

CZK	162,710,000	EUR	6,363,486	Barclays Bank PLC	12/4/19	31	—

EUR	882,574	RSD	103,976,000	Citibank, N.A.	12/4/19	—	(1,280)

EUR	5,978,806	RSD	703,406,574	JPMorgan Chase Bank, N.A.	12/4/19	416	—

RON	147,880,000	EUR	30,993,974	UBS AG	12/4/19	45,883	—

EUR	8,000,000	USD	8,912,640	Australia and New Zealand Banking Group Limited	12/6/19	28,459	—

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	6,500,000	USD	7,261,810	Citibank, N.A.	12/6/19	$2,833	$—

EUR	129,716	USD	144,069	HSBC Bank USA, N.A.	12/6/19	906	—

THB	100,000,000	USD	3,282,482	Standard Chartered Bank	12/6/19	30,244	—

USD	6,592,064	EUR	5,919,268	Bank of America, N.A.	12/6/19	—	(23,532)

USD	3,670,892	EUR	3,296,745	Goldman Sachs International	12/6/19	—	(13,673)

USD	4,003,960	EUR	3,592,126	UBS AG	12/6/19	—	(10,735)

USD	2,925,471	THB	89,662,000	Standard Chartered Bank	12/6/19	—	(44,786)

USD	3,119,448	THB	95,590,000	Standard Chartered Bank	12/6/19	—	(47,187)

PHP	265,300,000	USD	5,077,998	UBS AG	12/10/19	140,272	—

THB	342,276,000	USD	11,180,740	Standard Chartered Bank	12/16/19	159,576	—

THB	193,130,000	USD	6,306,595	Standard Chartered Bank	12/16/19	92,204	—

THB	100,000,000	USD	3,272,277	Standard Chartered Bank	12/16/19	40,931	—

USD	959,952	THB	29,397,098	Standard Chartered Bank	12/16/19	—	(14,035)

USD	1,701,826	THB	52,098,000	Standard Chartered Bank	12/16/19	—	(24,289)

USD	4,286,891	THB	131,279,591	Standard Chartered Bank	12/16/19	—	(62,676)

USD	7,600,053	THB	232,660,409	Standard Chartered Bank	12/16/19	—	(108,471)

MYR	40,424,000	USD	9,607,605	Goldman Sachs International	12/18/19	92,987	—

MYR	56,672,000	USD	13,475,687	State Street Bank and Trust Company	12/18/19	123,956	—

MYR	7,014,000	USD	1,670,995	UBS AG	12/18/19	12,163	—

MYR	16,180,000	USD	3,874,985	UBS AG	12/18/19	7,748	—

USD	833,234	MYR	3,500,000	Goldman Sachs International	12/18/19	—	(6,665)

UGX	12,000,000,000	USD	3,153,745	Citibank, N.A.	12/20/19	43,728	—

MXN	16,179,963	USD	836,462	HSBC Bank USA, N.A.	12/23/19	—	(1,578)

MXN	98,697,000	USD	5,102,379	HSBC Bank USA, N.A.	12/23/19	—	(9,627)

MXN	52,000,000	USD	2,693,737	HSBC Bank USA, N.A.	12/23/19	—	(10,544)

INR	264,300,000	USD	3,702,199	Australia and New Zealand Banking Group Limited	12/30/19	—	(7,505)

INR	930,600,000	USD	13,048,618	Australia and New Zealand Banking Group Limited	1/6/20	—	(50,049)

IDR	216,750,492,400	USD	15,172,534	Australia and New Zealand Banking Group Limited	1/8/20	111,607	—

THB	720,872,000	USD	23,575,629	Standard Chartered Bank	1/10/20	316,866	—

THB	620,383,862	USD	20,296,202	Standard Chartered Bank	1/10/20	265,726	—

THB	173,442,000	USD	5,672,303	Standard Chartered Bank	1/10/20	76,238	—

THB	149,263,038	USD	4,883,223	Standard Chartered Bank	1/10/20	63,933	—

THB	8,422,000	USD	275,436	Standard Chartered Bank	1/10/20	3,702	—

THB	7,248,402	USD	237,135	Standard Chartered Bank	1/10/20	3,105	—

THB	113,000,000	USD	3,746,093	Standard Chartered Bank	1/10/20	—	(835)

USD	1,313,834	THB	40,000,000	Standard Chartered Bank	1/10/20	—	(11,921)

USD	1,243,453	IDR	17,786,000,000	Australia and New Zealand Banking Group Limited	1/17/20	—	(9,354)

INR	108,600,000	USD	1,516,965	Australia and New Zealand Banking Group Limited	1/22/20	—	(3,016)

THB	76,849,000	USD	2,540,043	Standard Chartered Bank	1/24/20	7,479	—

UGX	3,233,200,000	USD	817,910	Standard Chartered Bank	1/30/20	35,712	—

TRY	41,747,000	USD	9,087,683	Goldman Sachs International	2/3/20	—	(1,959,669)

TRY	29,500,000	USD	6,402,604	JPMorgan Chase Bank, N.A.	2/3/20	—	(1,365,681)

USD	11,175,508	TRY	68,022,000	Bank of America, N.A.	2/3/20	—	(438,783)

TRY	3,589,471	USD	778,965	Deutsche Bank AG	2/10/20	—	(167,196)

TRY	3,689,000	USD	801,434	Standard Chartered Bank	2/10/20	—	(172,702)

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	468,264	USD	101,598	Standard Chartered Bank	2/14/20	$—	$(21,872)

TRY	4,711,529	USD	1,023,467	Standard Chartered Bank	2/14/20	—	(221,290)

MYR	13,000,000	USD	3,105,961	BNP Paribas	2/19/20	9,242	—

USD	15,061,761	MYR	63,407,000	BNP Paribas	2/19/20	—	(132,520)

TRY	5,652,500	USD	1,131,405	Bank of America, N.A.	3/20/20	—	(177,639)

TRY	51,100,000	USD	10,413,695	Bank of America, N.A.	3/20/20	—	(1,791,417)

UGX	20,607,219,477	USD	5,434,393	Citibank, N.A.	3/20/20	—	(52,876)

UGX	20,323,327,000	USD	5,058,070	Citibank, N.A.	3/23/20	245,843	—

UGX	20,328,385,272	USD	5,058,070	Citibank, N.A.	3/25/20	244,854	—

UGX	4,312,974,000	USD	1,138,589	Standard Chartered Bank	3/27/20	—	(13,983)

UGX	4,859,200,000	USD	1,272,042	Citibank, N.A.	4/2/20	—	(6,659)

UGX	1,857,890,000	USD	461,129	Standard Chartered Bank	4/14/20	21,425	—

UGX	4,543,680,000	USD	1,131,958	Citibank, N.A.	4/20/20	46,652	—

UGX	4,195,308,000	USD	1,038,700	Standard Chartered Bank	6/15/20	31,737	—

UGX	4,679,050,000	USD	1,167,719	Citibank, N.A.	6/26/20	21,975	—

UGX	4,788,440,000	USD	1,200,562	Standard Chartered Bank	7/2/20	14,629	—

UGX	3,041,210,000	USD	762,208	Citibank, N.A.	8/10/20	12	—

UGX	10,761,176,000	USD	2,705,853	Standard Chartered Bank	8/14/20	—	(12,485)

						$5,900,657	$(8,231,295)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/22/19	COP	84,000,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	$24,852,071	$(81,043)

11/22/19	COP	13,000,000	Republic of Colombia, 7.00%, 6/30/32	Bank of America, N.A.	3,846,154	(3,685)

11/22/19	COP	6,393,000	Republic of Colombia, 7.50%, 8/26/26	Bank of America, N.A.	1,891,420	(10,444)

11/22/19	COP	43,000,000	Republic of Colombia, 7.75%, 9/18/30	Bank of America, N.A.	12,721,893	(50,086)

11/22/19	COP	73,500,000	Republic of Colombia, 10.00%, 7/24/24	Bank of America, N.A.	21,745,562	(106,988)

						$(252,246)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	14	Short	12/16/19	$(1,401,641)	$(5,031)

10-Year USD Deliverable Interest Rate Swap	71	Short	12/16/19	(7,032,328)	(32,727)

U.S. 10-Year Treasury Note	32	Short	12/19/19	(4,169,500)	47,750

					$9,992

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	18,176	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.93% (pays upon termination)	1/2/23	$82,620	$—	$82,620

BRL	30,974	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.96% (pays upon termination)	1/2/23	150,662	—	150,662

BRL	76,081	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.55% (pays upon termination)	1/2/23	763,856	—	763,856

BRL	35,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.13% (pays upon termination)	1/2/23	911,314	—	911,314

BRL	11,269	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.57% (pays upon termination)	1/2/25	477,558	—	477,558

BRL	47,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.58% (pays upon termination)	1/2/25	3,519,998	—	3,519,998

BRL	5,239	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.90% (pays upon termination)	1/2/25	435,862	—	435,862

BRL	23,401	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.92% (pays upon termination)	1/2/25	1,962,144	—	1,962,144

CLP	8,101,730	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.81% (pays semi-annually)	5/29/23	805,800	—	805,800

CLP	5,000,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.68% (pays semi-annually)	2/11/24	507,023	—	507,023

CLP	1,140,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.49% (pays semi-annually)	4/26/24	94,042	—	94,042

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CLP	4,609,640	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.71% (pays semi-annually)	6/13/24	$181,703	$—	$181,703

CLP	5,630,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.29% (pays semi-annually)	8/6/24	46,147	—	46,147

CLP	3,831,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.09% (pays semi-annually)	10/2/24	(26,059)	—	(26,059)

CLP	5,477,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.15% (pays semi-annually)	10/22/24	18,056	—	18,056

CLP	794,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.02% (pays semi-annually)	3/18/29	114,611	—	114,611

CNY	358,670	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.07% (pays quarterly)	5/7/24	(19,331)	—	(19,331)

CNY	68,996	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(83,627)	—	(83,627)

CNY	51,747	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(61,741)	—	(61,741)

CNY	51,747	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(61,089)	—	(61,089)

CNY	103,494	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(122,178)	—	(122,178)

CNY	25,873	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(30,136)	—	(30,136)

CNY	79,345	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(92,419)	—	(92,419)

CNY	34,498	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.87% (pays quarterly)	6/10/24	(47,812)	—	(47,812)

CNY	68,070	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	7/4/24	(133,855)	—	(133,855)

CNY	27,360	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.67% (pays quarterly)	8/12/24	(77,429)	—	(77,429)

CNY	15,590	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.67% (pays quarterly)	8/12/24	(43,345)	—	(43,345)

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	45,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.87% (pays quarterly)	9/17/24	$(70,363)	$—	$(70,363)

CNY	42,410	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.92% (pays quarterly)	10/8/24	(55,626)	—	(55,626)

COP	33,604,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.70% (pays quarterly)	10/21/24	24,940	—	24,940

CZK	169,640	Receives	6-month CZK PRIBOR (pays semi-annually)	1.82% (pays annually)	10/18/24	(32,940)	—	(32,940)

CZK	675,410	Pays	6-month CZK PRIBOR (pays semi-annually)	1.74% (pays annually)	5/31/29	814,246	—	814,246

EUR	16,300	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(331,920)	(37,393)	(369,313)

HUF	5,700,000	Pays	6-month HUF BUBOR (pays semi-annually)	2.30% (pays annually)	11/19/23	1,732,140	—	1,732,140

HUF	7,255,400	Pays	6-month HUF BUBOR (pays semi-annually)	1.39% (pays annually)	5/31/24	929,146	—	929,146

HUF	1,680,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.79% (pays annually)	8/6/24	33,968	—	33,968

MXN	135,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.16% (pays monthly)	4/21/20	(10,853)	—	(10,853)

MXN	154,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.29% (pays monthly)	11/22/22	224,679	(15,002)	209,677

MXN	267,700	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.58% (pays monthly)	3/21/23	552,525	(3,912)	548,613

MXN	350,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.98% (pays monthly)	11/29/23	1,790,738	(11,455)	1,779,283

MXN	516,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.54% (pays monthly)	12/15/23	2,212,921	—	2,212,921

MXN	185,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.13% (pays monthly)	2/2/24	666,243	—	666,243

MXN	180,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.69% (pays monthly)	5/22/24	516,552	(5,415)	511,137

MXN	329,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.49% (pays monthly)	6/5/24	817,848	—	817,848

MXN	67,771	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.08% (pays monthly)	6/27/24	(33,528)	—	(33,528)

MXN	224,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.19% (pays monthly)	6/27/24	415,782	—	415,782

MXN	130,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.21% (pays monthly)	6/29/26	(77,219)	—	(77,219)

MXN	176,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.86% (pays monthly)	1/5/28	790,347	(5,491)	784,856

MXN	168,218	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.58% (pays monthly)	10/13/28	1,211,583	(13,483)	1,198,100

MXN	232,520	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.06% (pays monthly)	7/30/29	385,419	—	385,419

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	83,120	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.77% (pays monthly)	9/18/29	$47,473	$—	$47,473

MXN	70,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.43% (pays monthly)	6/22/37	198,661	—	198,661

PLN	6,426	Pays	6-month PLN WIBOR (pays semi-annually)	1.72% (pays annually)	2/27/20	14,004	—	14,004

PLN	4,106	Pays	6-month PLN WIBOR (pays semi-annually)	1.78% (pays annually)	2/27/20	9,513	—	9,513

PLN	2,300	Pays	6-month PLN WIBOR (pays semi-annually)	5.36% (pays annually)	7/30/20	21,031	—	21,031

PLN	4,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.19% (pays annually)	10/28/21	10,097	—	10,097

PLN	35,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.35% (pays annually)	11/19/22	302,763	—	302,763

PLN	25,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	6/8/23	177,750	—	177,750

PLN	20,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.04% (pays annually)	1/31/24	122,096	—	122,096

PLN	16,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	2/11/24	90,507	—	90,507

PLN	13,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.05% (pays annually)	2/28/24	80,467	—	80,467

PLN	15,522	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	3/13/24	89,086	—	89,086

PLN	18,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.99% (pays annually)	5/30/24	58,119	—	58,119

PLN	37,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.79% (pays annually)	7/5/24	21,361	—	21,361

PLN	27,850	Pays	6-month PLN WIBOR (pays semi-annually)	1.76% (pays annually)	8/6/24	7,805	—	7,805

PLN	12,200	Pays	6-month PLN WIBOR (pays semi-annually)	1.66% (pays annually)	10/2/24	(13,231)	—	(13,231)

PLN	11,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/28/24	98,541	—	98,541

PLN	26,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.62% (pays annually)	3/20/25	396,490	—	396,490

PLN	75,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.84% (pays annually)	1/10/28	1,923,051	—	1,923,051

THB	220,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.32% (pays semi-annually)	8/7/24	(36,146)	—	(36,146)

THB	250,640	Pays	6-month THB Fixing Rate (pays semi-annually)	1.29% (pays semi-annually)	10/2/24	(49,740)	—	(49,740)

USD	280	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	(17,392)	6	(17,386)

USD	340	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	9/28/23	(20,866)	—	(20,866)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	(12,077)	(19)	(12,096)

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	341	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/3/23	$(20,792)	$—	$(20,792)

USD	532	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	(69,531)	—	(69,531)

USD	364	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	(46,861)	170	(46,691)

USD	178	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	(23,029)	—	(23,029)

ZAR	44,500	Pays	3-month ZAR JIBAR (pays quarterly)	7.67% (pays quarterly)	5/15/24	76,437	—	76,437

ZAR	221,000	Pays	3-month ZAR JIBAR (pays quarterly)	6.99% (pays quarterly)	7/3/24	(40,528)	—	(40,528)

ZAR	68,770	Pays	3-month ZAR JIBAR (pays quarterly)	8.79% (pays quarterly)	3/18/26	351,879	—	351,879

ZAR	54,320	Pays	3-month ZAR JIBAR (pays quarterly)	8.12% (pays quarterly)	10/6/26	142,976	—	142,976

ZAR	71,000	Pays	3-month ZAR JIBAR (pays quarterly)	8.08% (pays quarterly)	4/24/29	107,666	—	107,666

Total						$25,776,583	$(91,994)	$25,684,589

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.10% (pays upon termination)	1/2/23	$2,606,275

Bank of America, N.A.	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.46% (pays monthly)	9/24/20	(6,255)

Bank of America, N.A.	PLN	3,600	Pays	6-month PLN WIBOR (pays semi-annually)	4.95% (pays annually)	9/14/20	29,379

Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR (pays semi-annually)	5.45% (pays annually)	6/7/21	166,141

Bank of America, N.A.	THB	400,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.91% (pays semi-annually)	11/2/22	227,947

Bank of America, N.A.	THB	230,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.90% (pays semi-annually)	12/8/22	140,008

Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.72% (pays upon termination)	1/4/21	1,438,493

BNP Paribas	MYR	67,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	(123,145)

Citibank, N.A.	MYR	44,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.95% (pays quarterly)	3/20/23	250,337

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	MYR	5,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	$31,360

Citibank, N.A.	MYR	40,530	Pays	3-month MYR KLIBOR (pays quarterly)	3.73% (pays quarterly)	1/29/24	175,975

Citibank, N.A.	MYR	34,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.68% (pays quarterly)	2/7/24	137,852

Citibank, N.A.	MYR	40,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.37% (pays quarterly)	5/29/24	33,732

Citibank, N.A.	MYR	42,400	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	(77,583)

Citibank, N.A.	THB	490,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.03% (pays semi-annually)	4/24/22	276,378

Citibank, N.A.	THB	260,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.79% (pays semi-annually)	8/10/22	128,081

Citibank, N.A.	THB	330,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.87% (pays semi-annually)	3/27/23	198,316

Citibank, N.A.	THB	250,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.22% (pays semi-annually)	10/25/23	272,268

Citibank, N.A.	THB	87,340	Pays	6-month THB Fixing Rate (pays semi-annually)	1.96% (pays semi-annually)	3/18/24	74,724

Credit Suisse International	RUB	51,950	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	5/23/22	38,880

Credit Suisse International	RUB	275,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	11/1/22	391,528

Credit Suisse International	RUB	230,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.66% (pays annually)	8/1/24	133,420

Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.98% (pays upon termination)	1/2/23	385,741

Deutsche Bank AG	THB	324,320	Pays	6-month THB Fixing Rate (pays semi-annually)	2.13% (pays semi-annually)	11/19/23	345,840

Goldman Sachs International	CLP	8,866,700	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.83% (pays semi-annually)	5/29/23	888,986

Goldman Sachs International	CLP	4,345,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.25% (pays semi-annually)	12/6/28	803,638

Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.54% (pays annually)	5/10/21	214,216

Goldman Sachs International	RUB	502,500	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.07% (pays annually)	10/7/24	103,504

HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.28% (pays monthly)	12/23/20	12,764

JPMorgan Chase Bank, N.A.	MYR	9,556	Pays	3-month MYR KLIBOR (pays quarterly)	3.90% (pays quarterly)	11/26/19	4,852

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank, N.A.	MYR	10,000	Pays	3-month MYR KLIBOR (pays quarterly)	4.13% (pays quarterly)	10/19/20	$20,265

JPMorgan Chase Bank, N.A.	MYR	11,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	64,430

JPMorgan Chase Bank, N.A.	MYR	5,810	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	33,105

JPMorgan Chase Bank, N.A.	MYR	5,815	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	33,133

JPMorgan Chase Bank, N.A.	MYR	14,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.86% (pays quarterly)	9/4/23	78,982

JPMorgan Chase Bank, N.A.	MYR	11,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	66,174

JPMorgan Chase Bank, N.A.	MYR	12,167	Pays	3-month MYR KLIBOR (pays quarterly)	3.66% (pays quarterly)	2/20/24	46,510

JPMorgan Chase Bank, N.A.	MYR	12,220	Pays	3-month MYR KLIBOR (pays quarterly)	3.56% (pays quarterly)	3/14/24	34,954

JPMorgan Chase Bank, N.A.	MYR	30,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.35% (pays quarterly)	6/12/24	18,137

JPMorgan Chase Bank, N.A.	MYR	40,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.21% (pays quarterly)	9/13/24	(40,881)

JPMorgan Chase Bank, N.A.	MYR	80,400	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	(147,115)

JPMorgan Chase Bank, N.A.	MYR	21,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.14% (pays quarterly)	11/26/24	213,214

JPMorgan Chase Bank, N.A.	RUB	565,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.78% (pays annually)	8/6/24	371,054

JPMorgan Chase Bank, N.A.	RUB	401,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.20% (pays annually)	10/1/24	116,416

JPMorgan Chase Bank, N.A.	THB	148,560	Pays	6-month THB Fixing Rate (pays semi-annually)	1.92% (pays semi-annually)	2/28/24	122,001

Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.95% (pays monthly)	12/3/31	155,260

Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.90% (pays upon termination)	1/2/23	384,817

Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.83% (pays upon termination)	1/2/23	837,142

Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.19% (pays quarterly)	10/24/24	41,093

Standard Chartered Bank	MYR	5,800	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	30,397

Standard Chartered Bank	MYR	5,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	31,563

Standard Chartered Bank	MYR	5,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	33,114

35	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Standard Chartered Bank	MYR	54,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.12% (pays quarterly)	10/4/24	$(105,129)

Standard Chartered Bank	THB	650,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.15% (pays semi-annually)	8/20/23	679,011

							$12,421,299

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Markit CDX Emerging Markets Index (CDX.EM.31.V1)	$100	1.00% (pays quarterly)(1)	6/20/24	$3,915	$(2,715)	$1,200

South Africa	150	1.00% (pays quarterly)(1)	12/20/19	(292)	(123)	(415)

South Africa	100	1.00% (pays quarterly)(1)	3/20/20	(339)	(239)	(578)

South Africa	500	1.00% (pays quarterly)(1)	9/20/20	(2,417)	(1,362)	(3,779)

Total				$867	$(4,439)	$(3,572)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,600	1.00% (pays quarterly)(1)	6/20/22	1.97%	$(37,483)	$75,799	$38,316

Total		$1,600				$(37,483)	$75,799	$38,316

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	Bank of America, N.A.	$300	1.00% (pays quarterly)(1)	12/20/19	$(591)	$(188)	$(779)

South Africa	Barclays Bank PLC	300	1.00% (pays quarterly)(1)	12/20/19	(592)	(217)	(809)

36	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	Barclays Bank PLC	$100	1.00% (pays quarterly)(1)	3/20/20	$(345)	$(153)	$(498)

South Africa	Credit Suisse International	100	1.00% (pays quarterly)(1)	3/20/20	(345)	(204)	(549)

South Africa	Credit Suisse International	100	1.00% (pays quarterly)(1)	3/20/20	(344)	(168)	(512)

South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	12/20/19	(198)	(102)	(300)

South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	12/20/19	(199)	(84)	(283)

South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	(345)	(236)	(581)

South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	(344)	(171)	(515)

South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	(345)	(165)	(510)

Total					$(3,648)	$(1,688)	$(5,336)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2019, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $1,600,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	LKR	750,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi- annually) plus Notional Amount at termination date	6-month USD-LIBOR + 115 bp on $5,274,012 (pays semi-annually) plus USD equivalent of Notional Amount at termination date	12/17/21	$(817,261)

Citibank, N.A.	LKR	1,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually) plus Notional Amount at termination date	6-month USD-LIBOR + 115 bp on $7,153,635 (pays semi-annually) plus USD equivalent of Notional Amount at termination date	5/17/23	(1,174,962)

						$(1,992,223)

37	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Cross-Currency Swaps

Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	9.56% on TRY 16,903,000 (pays annually) plus USD 5,549,245	3-month USD-LIBOR on USD 5,549,245 (pays quarterly) plus TRY 16,903,000	7/28/23	$(2,670,602)

Goldman Sachs International	9.51% on TRY 43,482,000 (pays annually) plus USD 14,326,853	3-month USD-LIBOR on USD 14,326,853 (pays quarterly) plus TRY 43,482,000	7/29/23	(6,936,119)

Goldman Sachs International	11.57% on TRY 8,400,000 (pays annually) plus USD 1,455,806	3-month USD-LIBOR on USD 1,455,806 (pays quarterly) plus TRY 8,400,000	10/30/24	34,705

				$(9,572,016)

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

OMO	–	Open Market Operation

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark

BRL	–	Brazilian Real

CLP	–	Chilean Peso

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

CZK	–	Czech Koruna

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

LKR	–	Sri Lankan Rupee

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NGN	–	Nigerian Naira

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PKR	–	Pakistani Rupee

PLN	–	Polish Zloty

RON	–	Romanian Leu

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

XOF	–	West African CFA Franc

ZAR	–	South African Rand

38	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $990,714,793)	$1,020,101,243

Affiliated investment, at value (identified cost, $141,692,364)	141,707,135

Cash	1,413,682

Deposits for derivatives collateral —

Centrally cleared derivatives	49,559,827

OTC derivatives	2,470,000

Foreign currency, at value (identified cost, $20,687,769)	20,635,923

Interest receivable	19,611,419

Dividends receivable from affiliated investment	178,598

Receivable for investments sold	45,751

Receivable for variation margin on open financial futures contracts	139,705

Receivable for variation margin on open centrally cleared derivatives	183,638

Receivable for open forward foreign currency exchange contracts	5,900,657

Receivable for open swap contracts	12,994,428

Upfront payments on open non-centrally cleared swap contracts	1,688

Total assets	$1,274,943,694

Liabilities

Cash collateral due to brokers	$2,470,000

Payable for investments purchased	10,619,929

Payable for open forward foreign currency exchange contracts	8,231,295

Payable for open swap contracts	12,104,388

Upfront receipts on open non-centrally cleared swap contracts	75,799

Payable for open non-deliverable bond forward contracts	252,246

Payable to affiliates:

Investment adviser fee	660,224

Trustees’ fees	4,692

Accrued foreign capital gains taxes	1,268,315

Accrued expenses	766,412

Total liabilities	$36,453,300

Net Assets applicable to investors’ interest in Portfolio	$1,238,490,394

39	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest (net of foreign taxes, $5,109,794)	$76,086,486

Dividends from affiliated investment	2,216,796

Total investment income	$78,303,282

Expenses

Investment adviser fee	$6,503,546

Trustees’ fees and expenses	52,869

Custodian fee	1,016,068

Legal and accounting services	163,071

Miscellaneous	86,388

Total expenses	$7,821,942

Net investment income	$70,481,340

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $33,464)	$(7,783,975)

Investment transactions — affiliated investment	(1,701)

Financial futures contracts	(1,821,987)

Swap contracts	(4,740,981)

Foreign currency transactions	3,559,671

Forward foreign currency exchange contracts	(9,242,632)

Non-deliverable bond forward contracts	4,965,333

Net realized loss	$(15,066,272)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $1,211,391)	$83,873,103

Investments — affiliated investment	28,589

Financial futures contracts	(375,046)

Swap contracts	43,956,749

Foreign currency	276,613

Forward foreign currency exchange contracts	25,019,123

Non-deliverable bond forward contracts	(38,597)

Net change in unrealized appreciation (depreciation)	$152,740,534

Net realized and unrealized gain	$137,674,262

Net increase in net assets from operations	$208,155,602

40	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$70,481,340	$55,706,743

Net realized loss	(15,066,272)	(63,707,765)

Net change in unrealized appreciation (depreciation)	152,740,534	(78,286,663)

Net increase (decrease) in net assets from operations	$208,155,602	$(86,287,685)

Capital transactions —

Contributions	$428,013,477	$374,720,915

Withdrawals	(180,948,792)	(122,344,587)

Net increase in net assets from capital transactions	$247,064,685	$252,376,328

Net increase in net assets	$455,220,287	$166,088,643

Net Assets

At beginning of year	$783,270,107	$617,181,464

At end of year	$1,238,490,394	$783,270,107

41	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018		2017		2016		2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.78%	0.87	%(2)	0.81	%(3)	0.91	%(3)	0.95	%(3)

Net investment income	7.01%	7.22%		5.90%		5.94%		5.88%

Portfolio Turnover	46%	52%		40%		73%		47%

Total Return	23.15%	(9.33)%		8.23%		16.39%		(17.07)%

Net assets, end of year (000’s omitted)	$1,238,490	$783,270		$617,181		$348,304		$280,052

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31 2018.

(3)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05% and 0.07% for the years ended October 31, 2017, 2016 and 2015, respectively.

42	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 92.8%, 5.5%, 1.0% and 0.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on

43

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swaps may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including

44

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

M  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

N  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $6,503,546 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

45

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $634,015,795 and $283,068,073, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,120,483,689

Gross unrealized appreciation	$71,691,769

Gross unrealized depreciation	(30,575,655)

Net unrealized appreciation	$41,116,114

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $20,623,724. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $11,796,569 at October 31, 2019.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to

46

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2019.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Not applicable	$3,915 *	$14,994,701 *	$27,585,996 *	$42,584,612

Receivable for open forward foreign currency exchange contracts	—	5,900,657	—	5,900,657

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	—	12,956,112	12,956,112

Total Asset Derivatives	$3,915	$20,895,358	$40,542,108	$61,441,381

Derivatives not subject to master netting or similar agreements	$3,915	$14,994,701	$27,585,996	$42,584,612

Total Asset Derivatives subject to master netting or similar agreements	$—	$5,900,657	$12,956,112	$18,856,769

Not applicable	$(3,048)*	$(5,818,199)*	$(1,799,421)*	$(7,620,668)

Payable for open forward foreign currency exchange contracts	—	(8,231,295)	—	(8,231,295)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(41,131)	(1,992,223)	(10,106,829)	(12,140,183)

Payable for open non-deliverable bond forward contracts	—	—	(252,246)	(252,246)

Total Liability Derivatives	$(44,179)	$(16,041,717)	$(12,158,496)	$(28,244,392)

Derivatives not subject to master netting or similar agreements	$(3,048)	$(5,818,199)	$(1,799,421)	$(7,620,668)

Total Liability Derivatives subject to master netting or similar agreements	$(41,131)	$(10,223,518)	$(10,359,075)	$(20,623,724)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

47

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$193,598	$(99,681)	$—	$—	$93,917	$—

Bank of America, N.A.	3,262,822	(2,869,950)	(392,872)	—	—	—

Barclays Bank PLC	1,438,524	(1,311)	—	(1,437,213)	—	1,450,000

BNP Paribas	9,242	(9,242)	—	—	—	—

Citibank, N.A.	2,336,811	(2,140,141)	—	—	196,670	—

Credit Suisse International	563,828	(689)	—	(540,000)	23,139	540,000

Deutsche Bank AG	731,581	(204,679)	(513,886)	—	13,016	—

Goldman Sachs International	2,192,239	(2,192,239)	—	—	—	—

HSBC Bank USA, N.A.	63,769	(21,749)	(42,020)	—	—	—

ICBC Standard Bank PLC	20,064	—	—	—	20,064	—

JPMorgan Chase Bank, N.A.	1,224,337	(1,224,337)	—	—	—	—

Morgan Stanley & Co. International PLC	155,260	—	—	(120,000)	35,260	120,000

Nomura International PLC	1,263,052	—	(1,221,492)	(41,560)	—	60,000

Standard Chartered Bank	4,964,840	(1,798,713)	—	(300,000)	2,866,127	300,000

State Street Bank and Trust Company	123,956	—	—	—	123,956	—

UBS AG	312,846	(58,413)	(129,300)	—	125,133	—

	$18,856,769	$(10,621,144)	$(2,299,570)	$(2,438,773)	$3,497,282	$2,470,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(99,681)	$99,681	$—	$—	$—	$—

Bank of America, N.A.	(2,869,950)	2,869,950	—	—	—	—

Barclays Bank PLC	(1,311)	1,311	—	—	—	—

BNP Paribas	(255,665)	9,242	129,965	—	(116,458)	—

Citibank, N.A.	(2,140,141)	2,140,141	—	—	—	—

Credit Suisse International	(689)	689	—	—	—	—

Deutsche Bank AG	(204,679)	204,679	—	—	—	—

Goldman Sachs International	(11,614,910)	2,192,239	9,422,671	—	—	—

HSBC Bank USA, N.A.	(21,749)	21,749	—	—	—	—

JPMorgan Chase Bank, N.A.	(1,557,823)	1,224,337	315,691	—	(17,795)	—

Standard Chartered Bank	(1,798,713)	1,798,713	—	—	—	—

UBS AG	(58,413)	58,413	—	—	—	—

	$(20,623,724)	$10,621,144	$9,868,327	$—	$(134,253)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$2,470,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

48

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$(1,821,987)	$(1,821,987)

Swap contracts	537,328	—	(5,278,309)	(4,740,981)

Forward foreign currency exchange contracts	—	(9,242,632)	—	(9,242,632)

Non-deliverable bond forward contracts	—	—	4,965,333	4,965,333

Total	$537,328	$(9,242,632)	$(2,134,963)	$(10,840,267)

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$(375,046)	$(375,046)

Swap contracts	97,278	125,966	43,733,505	43,956,749

Forward foreign currency exchange contracts	—	25,019,123	—	25,019,123

Non-deliverable bond forward contracts	—	—	(38,597)	(38,597)

Total	$97,278	$25,145,089	$43,319,862	$68,562,229

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$22,331,000	$1,964,169,000	$54,461,000	$847,471,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

49

Emerging Markets Local Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $141,707,135, which represents 11.4% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$130,790,783	$820,787,194	$(809,897,730)	$(1,701)	$28,589	$141,707,135	$2,216,796	141,707,135

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$788,584,274	$—	$788,584,274

Foreign Corporate Bonds	—	18,652,209	—	18,652,209

Sovereign Loans	—	3,680,393	—	3,680,393

Short-Term Investments —

Foreign Government Securities	—	186,644,721	—	186,644,721

U.S. Treasury Obligations	—	22,539,646	—	22,539,646

Other	—	141,707,135	—	141,707,135

Total Investments	$—	$1,161,808,378	$—	$1,161,808,378

Forward Foreign Currency Exchange Contracts	$—	$20,895,358	$—	$20,895,358

Futures Contracts	47,750	—	—	47,750

Swap Contracts	—	40,498,273	—	40,498,273

Total	$47,750	$1,223,202,009	$—	$1,223,249,759

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(14,049,494)	$—	$(14,049,494)

Non-deliverable Bond Forward Contracts	—	(252,246)	—	(252,246)

Futures Contracts	(37,758)	—	—	(37,758)

Swap Contracts	—	(13,904,894)	—	(13,904,894)

Total	$(37,758)	$(28,206,634)	$—	$(28,244,392)

50

Emerging Markets Local Income Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

51

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm)
(2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

52

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm)
(1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm)
(1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

54

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.19

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 55

Federal Tax Information	20

Management and Organization	56

Important Notices	59

Eaton Vance

Floating-Rate Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2019, the U.S. floating-rate loan market delivered positive performance with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, posting a total return of 2.67%.

The period opened on a weak technical footing as year-end retail loan fund redemptions in November and December 2018 weighed on prices. Although the New Year brought renewed investor appetite for the asset class and performance improved from January through early spring, subsequent performance was muted amid a declining interest rate environment. However, strong institutional demand proved to be a stabilizing force that helped overall total returns for the asset class to remain positive. The average loan price within the Index began the year at $98.1 and ended the period at $95.4.

In contrast, issuer fundamentals painted a relatively benign picture. The Index par-weighted default rate began the period at 1.92% — below its long-term average — and fell to a monthly low of 0.93% in March, before settling at 1.43% to close the year.

At the same time, signs of market stress remained relatively low with the percentage of loans within the Index trading below $80, often referred to as the distress ratio, representing an average of less than 3% for the period.

At the beginning of the period, with U.S. economic data largely positive, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate to 2.25%-2.50%. After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% in July — its first reduction in over a decade — followed by two more interest rate drops in September and October to end the period at 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Floating-Rate Fund (the Fund) returned 1.17% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 2.67%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit7 segments of the market, namely the CCC- and D (defaulted)- rating tiers within the Index. This positioning may help the Fund experience limited credit losses over the long run, but may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

The Fund’s overweight position to loans rated BB and B, and its underweight exposure to CCC- and D-rated loans, contributed to the Fund’s performance relative to the Index during the period. Loans rated CCC and D trailed the overall market during the period. However, the Fund’s lower average coupon yield, relative to the Index, detracted from Fund performance versus the Index.

Loan selection during the period also detracted from Fund returns relative to the Index, most notably in the retail, oil and gas, home furnishings, and financial intermediaries industries. Of the top 10 individual loan detractors to relative performance, all were underperforming issuers where the Fund had an overweight relative to the Index. In contrast, loan selection in the drug industry and the electronics/electrical industry, along with an underweight position in the metals/ minerals industry, contributed to results relative to the Index during the period.

Elsewhere, the Fund’s cash position, which benefited relative performance when loan prices were declining during the beginning of the fiscal year, was an overall detractor from Fund performance versus the Index for the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Andrew N. Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	02/07/2001	02/07/2001	1.16%	3.45%	4.44%
Class A at NAV	05/05/2003	02/07/2001	1.17	3.48	4.43
Class A with 2.25% Maximum Sales Charge	—	—	–1.16	3.02	4.20
Class C at NAV	02/01/2001	02/01/2001	0.40	2.71	3.67
Class C with 1% Maximum Sales Charge	—	—	–0.56	2.71	3.67
Class I at NAV	01/30/2001	01/30/2001	1.41	3.74	4.71
Class R6 at NAV	12/01/2016	01/30/2001	1.57	3.79	4.73
S&P/LSTA Leveraged Loan Index	—	—	2.67%	3.83%	5.11%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6
	1.02%	1.02%	1.77%	0.77%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2009	$15,440	N.A.
Class C	$10,000	10/31/2009	$14,336	N.A.
Class I	$250,000	10/31/2009	$396,123	N.A.
Class R6	$1,000,000	10/31/2009	$1,588,503	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2019

Fund Profile5

Top 10 Issuers (% of total investments)6

Bausch Health Companies, Inc.	1.4%

Infor (US), Inc.	1.1

Reynolds Group Holdings, Inc.	1.0

Asurion, LLC	1.0

Restaurant Brands International, Inc.	1.0

TransDigm, Inc.	1.0

MA FinanceCo., LLC	0.9

CenturyLink, Inc.	0.9

Sprint Communications, Inc.	0.9

Virgin Media Investment Holdings Limited	0.9

Total	10.1%

Credit Quality (% of bonds, loans and asset-backed securities)7

Top 10 Sectors (% of total investments)6

Electronics/Electrical	12.5%

Business Equipment and Services	7.6

Health Care	7.6

Telecommunications	5.8

Leisure Goods/Activities/Movies	4.6

Drugs	4.4

Cable and Satellite Television	4.1

Industrial Equipment	3.8

Chemicals and Plastics	3.8

Lodging and Casinos	3.4

Total	57.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 1, 2019, the Fund is managed by Craig P. Russ and Andrew N. Sveen.

5

Eaton Vance

Floating-Rate Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$998.50	$5.14	1.02%
Class A	$1,000.00	$998.20	$5.09	1.01%
Class C	$1,000.00	$994.70	$8.90	1.77%
Class I	$1,000.00	$999.70	$3.83	0.76%
Class R6	$1,000.00	$1,000.00	$3.58	0.71%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.19	1.02%
Class A	$1,000.00	$1,020.10	$5.14	1.01%
Class C	$1,000.00	$1,016.30	$9.00	1.77%
Class I	$1,000.00	$1,021.40	$3.87	0.76%
Class R6	$1,000.00	$1,021.60	$3.62	0.71%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $7,168,056,194)	$6,896,578,565

Receivable for Fund shares sold	10,131,204

Total assets	$6,906,709,769

Liabilities

Payable for Fund shares redeemed	$32,307,842

Distributions payable	5,490,445

Payable to affiliates:

Administration fee	890,024

Distribution and service fees	534,775

Trustees’ fees	42

Accrued expenses	940,564

Total liabilities	$40,163,692

Net Assets	$6,866,546,077

Sources of Net Assets

Paid-in capital	$7,422,490,062

Accumulated loss	(555,943,985)

Total	$6,866,546,077

Advisers Class Shares

Net Assets	$364,982,764

Shares Outstanding	41,740,505

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.74

Class A Shares

Net Assets	$788,124,656

Shares Outstanding	87,124,698

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.05

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.26

Class C Shares

Net Assets	$328,576,756

Shares Outstanding	37,619,177

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.73

Class I Shares

Net Assets	$4,985,628,768

Shares Outstanding	569,733,558

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.75

Class R6 Shares

Net Assets	$399,233,133

Shares Outstanding	45,584,293

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.76

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income allocated from Portfolio	$446,203,277

Dividends allocated from Portfolio	15,735,976

Expenses allocated from Portfolio	(44,918,523)

Total investment income from Portfolio	$417,020,730

Expenses

Administration fee	$12,280,804

Distribution and service fees

Advisers Class	1,157,089

Class A	2,198,734

Class B	10,604

Class C	4,299,416

Trustees’ fees and expenses	500

Custodian fee	69,998

Transfer and dividend disbursing agent fees	4,562,942

Legal and accounting services	154,700

Printing and postage	572,856

Registration fees	514,353

Miscellaneous	93,582

Total expenses	$25,915,578

Net investment income	$391,105,152

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(129,479,953)

Foreign currency transactions	1,955,312

Forward foreign currency exchange contracts	43,928,833

Net realized loss	$(83,595,808)

Change in unrealized appreciation (depreciation) —

Investments	$(195,934,650)

Foreign currency	(804,340)

Forward foreign currency exchange contracts	(19,573,626)

Net change in unrealized appreciation (depreciation)	$(216,312,616)

Net realized and unrealized loss	$(299,908,424)

Net increase in net assets from operations	$91,196,728

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$391,105,152	$362,146,641

Net realized gain (loss)	(83,595,808)	84,946,418

Net change in unrealized appreciation (depreciation)	(216,312,616)	(43,280,276)

Net increase in net assets from operations	$91,196,728	$403,812,783

Distributions to shareholders —

Advisers Class	$(21,480,589)	$(17,690,391)

Class A	(40,797,654)	(38,791,409)

Class B	(40,822)	(100,542)

Class C	(16,656,167)	(18,693,481)

Class I	(296,157,293)	(277,617,848)

Class R6	(17,209,834)	(9,198,443)

Total distributions to shareholders	$(392,342,359)	$(362,092,114)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$55,841,920	$358,718,277

Class A	168,643,321	238,233,262

Class B	—	51,111

Class C	42,526,455	78,413,569

Class I	1,898,867,963	2,933,642,725

Class R6	260,986,296	127,847,266

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	21,031,664	17,307,071

Class A	35,786,939	34,046,111

Class B	39,557	99,653

Class C	13,784,539	16,071,959

Class I	213,266,427	202,918,383

Class R6	16,974,140	9,197,945

Cost of shares redeemed

Advisers Class	(251,348,187)	(136,152,191)

Class A	(495,835,764)	(317,481,879)

Class B	(422,197)	(1,052,534)

Class C	(173,445,065)	(135,764,259)

Class I	(4,350,126,232)	(1,840,179,255)

Class R6	(120,521,093)	(48,409,594)

Net asset value of shares converted(1)

Class A	125,221,579	1,513,770

Class B	(1,803,002)	(1,513,770)

Class C	(123,418,577)	—

Net increase (decrease) in net assets from Fund share transactions	$(2,663,949,317)	$1,537,507,620

Other capital —

Portfolio transaction fee contributed to Portfolio	$(5,980,480)	$(4,066,917)

Portfolio transaction fee allocated from Portfolio	6,310,445	4,098,136

Net increase in net assets from other capital	$329,965	$31,219

Net increase (decrease) in net assets	$(2,964,764,983)	$1,579,259,508

Net Assets

At beginning of year	$9,831,311,060	$8,252,051,552

At end of year	$6,866,546,077	$9,831,311,060

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.050	$9.010	$8.870	$8.670	$9.010

Income (Loss) From Operations

Net investment income(1)	$0.411	$0.357	$0.323	$0.352	$0.339

Net realized and unrealized gain (loss)	(0.310)	0.036	0.140	0.200	(0.339)

Total income from operations	$0.101	$0.393	$0.463	$0.552	$—

Less Distributions

From net investment income	$(0.411)	$(0.353)	$(0.323)	$(0.345)	$(0.327)

Tax return of capital	—	—	—	(0.007)	(0.013)

Total distributions	$(0.411)	$(0.353)	$(0.323)	$(0.352)	$(0.340)

Net asset value — End of year	$8.740	$9.050	$9.010	$8.870	$8.670

Total Return(2)	1.16%	4.44%	5.30%	6.57%	(0.03)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$364,983	$556,125	$314,611	$338,079	$421,431

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.03%	1.02%	1.04%	1.07%	1.03%

Net investment income	4.63%	3.95%	3.60%	4.10%	3.81%

Portfolio Turnover of the Portfolio	16%	30%	42%	27%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.360	$9.310	$9.170	$8.970	$9.310

Income (Loss) From Operations

Net investment income(1)	$0.425	$0.365	$0.334	$0.364	$0.351

Net realized and unrealized gain (loss)	(0.310)	0.050	0.141	0.200	(0.339)

Total income from operations	$0.115	$0.415	$0.475	$0.564	$0.012

Less Distributions

From net investment income	$(0.425)	$(0.365)	$(0.335)	$(0.357)	$(0.338)

Tax return of capital	—	—	—	(0.007)	(0.014)

Total distributions	$(0.425)	$(0.365)	$(0.335)	$(0.364)	$(0.352)

Net asset value — End of year	$9.050	$9.360	$9.310	$9.170	$8.970

Total Return(2)	1.17%	4.42%	5.36%	6.50%	0.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$788,125	$984,812	$1,023,559	$1,067,045	$1,323,646

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.02%	1.02%	1.04%	1.07%	1.03%

Net investment income	4.63%	3.90%	3.60%	4.11%	3.81%

Portfolio Turnover of the Portfolio	16%	30%	42%	27%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.040	$8.990	$8.860	$8.660	$9.000

Income (Loss) From Operations

Net investment income(1)	$0.343	$0.285	$0.256	$0.287	$0.272

Net realized and unrealized gain (loss)	(0.308)	0.050	0.130	0.200	(0.339)

Total income (loss) from operations	$0.035	$0.335	$0.386	$0.487	$(0.067)

Less Distributions

From net investment income	$(0.345)	$(0.285)	$(0.256)	$(0.281)	$(0.262)

Tax return of capital	—	—	—	(0.006)	(0.011)

Total distributions	$(0.345)	$(0.285)	$(0.256)	$(0.287)	$(0.273)

Net asset value — End of year	$8.730	$9.040	$8.990	$8.860	$8.660

Total Return(2)	0.40%	3.66%	4.51%	5.78%	(0.67)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$328,577	$585,693	$624,015	$691,050	$793,845

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.78%	1.77%	1.79%	1.82%	1.78%

Net investment income	3.86%	3.15%	2.85%	3.36%	3.06%

Portfolio Turnover of the Portfolio	16%	30%	42%	27%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.060	$9.010	$8.880	$8.680	$9.010

Income (Loss) From Operations

Net investment income(1)	$0.433	$0.377	$0.346	$0.374	$0.362

Net realized and unrealized gain (loss)	(0.309)	0.049	0.130	0.199	(0.330)

Total income from operations	$0.124	$0.426	$0.476	$0.573	$0.032

Less Distributions

From net investment income	$(0.434)	$(0.376)	$(0.346)	$(0.365)	$(0.348)

Tax return of capital	—	—	—	(0.008)	(0.014)

Total distributions	$(0.434)	$(0.376)	$(0.346)	$(0.373)	$(0.362)

Net asset value — End of year	$8.750	$9.060	$9.010	$8.880	$8.680

Total Return(2)	1.41%	4.81%	5.56%	6.72%	0.33%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,985,629	$7,450,507	$6,123,148	$4,961,131	$6,153,765

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.77%	0.77%	0.79%	0.82%	0.78%

Net investment income	4.88%	4.17%	3.85%	4.36%	4.06%

Portfolio Turnover of the Portfolio	16%	30%	42%	27%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Financial Highlights — continued

	Class R6

	Year Ended October 31,		Period Ended October 31, 2017(1)
	2019	2018

Net asset value — Beginning of period	$9.060	$9.020	$8.870

Income (Loss) From Operations

Net investment income	$0.437 (2)	$0.382 (2)	$0.323

Net realized and unrealized gain (loss)	(0.299)	0.039	0.150

Total income from operations	$0.138	$0.421	$0.473

Less Distributions

From net investment income	$(0.438)	$(0.381)	$(0.323)

Total distributions	$(0.438)	$(0.381)	$(0.323)

Net asset value — End of period	$8.760	$9.060	$9.020

Total Return(3)	1.57%	4.75%	5.39	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$399,233	$251,945	$162,093

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.72%	0.72%	0.73	%(6)

Net investment income	4.92%	4.22%	3.87	%(6)

Portfolio Turnover of the Portfolio	16%	30%	42	%(7)

(1)	For the period from the commencement of operations, December 1, 2016, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’ paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.6% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain

15

Eaton Vance

Floating-Rate Fund

October 31, 2019

Notes to Financial Statements — continued

distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary Income	$392,342,359	$362,092,114

During the year ended October 31, 2019, accumulated loss was increased by $1,336,699 and paid-in capital was increased by $1,336,699 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$16,908,026

Deferred capital losses	$(187,218,132)

Net unrealized depreciation	$(380,143,434)

Distributions payable	$(5,490,445)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $187,218,132 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $187,218,132 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $12,280,804. Prior to March 1, 2019, EVM had agreed to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses (relating to ordinary operating expenses only) exceeded 1.04%, 1.04%, 1.79%, 1.79%, 0.79% and 0.74% of the Fund’s average daily net assets for Advisers Class, Class A, Class B, Class C, Class I and Class R6, respectively. Pursuant to this agreement, EVM reimbursed no operating expenses for the year ended October 31, 2019. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $310,297 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $27,494 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $1,157,089 for Advisers Class shares and $2,198,734 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to October 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average

16

Eaton Vance

Floating-Rate Fund

October 31, 2019

Notes to Financial Statements — continued

daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $7,953 and $3,224,562 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $2,651 and $1,074,854 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to October 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $25,000 and $52,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $142,046,416 and $3,208,629,931, respectively. In addition, a Portfolio transaction fee was imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1J of the Portfolio’s Notes to Financial Statements included herein. Such fee was allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2019	2018

Sales	6,301,771	39,677,018

Issued to shareholders electing to receive payments of distributions in Fund shares	2,374,726	1,912,909

Redemptions	(28,386,938)	(15,076,255)

Net increase (decrease)	(19,710,441)	26,513,672

	Year Ended October 31,
Class A	2019	2018

Sales	18,370,998	25,468,324

Issued to shareholders electing to receive payments of distributions in Fund shares	3,906,958	3,640,468

Redemptions	(54,035,711)	(33,962,427)

Converted from Class B shares	196,619	161,915

Converted from Class C shares	13,478,873	—

Net decrease	(18,082,263)	(4,691,720)

17

Eaton Vance

Floating-Rate Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2019(1)	2018

Sales	—	5,688

Issued to shareholders electing to receive payments of distributions in Fund shares	4,471	11,045

Redemptions	(47,444)	(116,934)

Converted to Class A shares	(203,657)	(167,735)

Net decrease	(246,630)	(267,936)

	Year Ended October 31,
Class C	2019	2018

Sales	4,796,081	8,675,787

Issued to shareholders electing to receive payments of distributions in Fund shares	1,559,115	1,779,554

Redemptions	(19,597,226)	(15,043,038)

Converted to Class A shares	(13,933,895)	—

Net decrease	(27,175,925)	(4,587,697)

	Year Ended October 31,
Class I	2019	2018

Sales	214,012,976	324,227,273

Issued to shareholders electing to receive payments of distributions in Fund shares	24,066,495	22,430,780

Redemptions	(491,143,724)	(203,479,325)

Net increase (decrease)	(253,064,253)	143,178,728

	Year Ended October 31,
Class R6	2019	2018

Sales	29,431,881	14,156,705

Issued to shareholders electing to receive payments of distributions in Fund shares	1,913,389	1,015,821

Redemptions	(13,562,318)	(5,347,447)

Net increase	17,782,952	9,825,079

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

18

Eaton Vance

Floating-Rate Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Floating-Rate Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $8,202,571, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

20

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 86.4%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.4%

Dynasty Acquisition Co., Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	6,081	$6,098,142

IAP Worldwide Services, Inc.

Revolving Loan, 1.44%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(2)	5,526	5,279,348

Term Loan - Second Lien, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2020(3)	7,008	5,542,979

TransDigm, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	35,556	35,434,141

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	28,893	28,714,186

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing May 30, 2025	6,465	6,428,070

Wesco Aircraft Hardware Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020	11,050	11,050,000

WP CPP Holdings, LLC

Term Loan, 5.68%, (USD LIBOR + 3.75%), Maturing April 30, 2025(4)	9,717	9,571,024

		$108,117,890

Automotive — 2.4%

Adient US, LLC

Term Loan, 6.78%, (3 mo. USD LIBOR + 4.25%), Maturing May 6, 2024	2,768	$2,710,395

American Axle and Manufacturing, Inc.

Term Loan, 4.10%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)	31,437	30,061,780

Autokiniton US Holdings, Inc.

Term Loan, 8.16%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	9,357	8,982,300

Bright Bidco B.V.

Term Loan, 5.50%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)	18,200	9,274,233

Chassix, Inc.

Term Loan, 7.88%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)	8,970	8,409,586

CS Intermediate Holdco 2, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 2, 2023	5,123	4,900,531

Dayco Products, LLC

Term Loan, 6.37%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	11,087	9,811,945

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Garrett LX III S.a.r.l.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 27, 2025	EUR	5,650	$6,259,431

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 3.97%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2025		9,717	9,563,151

IAA, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026		6,181	6,215,568

Panther BF Aggregator 2 L.P.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		28,850	28,489,029

Tenneco, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		37,789	34,577,335

Thor Industries, Inc.

Term Loan, 5.81%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		8,676	8,475,219

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	7,704	8,560,048

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		12,580	12,498,929

Visteon Corporation

Term Loan, 3.60%, (USD LIBOR + 1.75%), Maturing March 25, 2024(4)		2,217	2,208,794

			$190,998,274

Beverage and Tobacco — 0.2%

Arterra Wines Canada, Inc.

Term Loan, 4.91%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		1,587	$1,578,035

Flavors Holdings, Inc.

Term Loan, 7.85%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		12,507	11,256,735

Term Loan - Second Lien, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		3,000	2,325,000

			$15,159,770

Brokerage / Securities Dealers / Investment Houses — 0.1%

Blackstone Mortgage Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing April 23, 2026		2,115	$2,125,261

OZ Management L.P.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		1,510	1,511,887

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 9.43%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023	3,800	$3,809,500

		$7,446,648

Building and Development — 2.3%

American Builders & Contractors Supply Co., Inc.

Term Loan, Maturing January 15, 2027(5)	22,125	$22,127,301

APi Group DE, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	13,800	13,871,870

Brookfield Property REIT, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	5,071	4,999,100

Core & Main L.P.

Term Loan, 4.81%, (USD LIBOR + 2.75%), Maturing August 1, 2024(4)	14,714	14,419,364

CPG International, Inc.

Term Loan, 5.93%, (12 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	11,772	11,628,313

DTZ U.S. Borrower, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	46,796	46,992,918

Henry Company, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	3,129	3,126,233

NCI Building Systems, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	9,702	9,406,579

Quikrete Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	13,680	13,639,192

RE/MAX International, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	17,714	17,692,053

Realogy Group, LLC

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	5,476	5,248,134

Summit Materials Companies I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	2,517	2,525,637

Werner FinCo L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	8,287	7,934,408

WireCo WorldGroup, Inc.

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	6,891	6,701,912

		$180,313,014

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 7.2%

Acosta Holdco, Inc.

Term Loan, 7.00%, (USD Prime + 2.25%), Maturing September 26, 2021		8,713	$2,666,898

Adtalem Global Education, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		4,493	4,500,143

AlixPartners, LLP

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	7,885	8,833,032

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		12,657	12,666,946

Allied Universal Holdco, LLC

Term Loan, 4.25%, Maturing July 10, 2026(2)		1,378	1,370,840

Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		13,922	13,845,484

Altran Technologies S.A.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	16,241	18,182,775

AppLovin Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		26,097	25,906,482

Belfor Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		5,910	5,939,738

Bracket Intermediate Holding Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		9,094	8,991,610

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.24%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		5,889	5,734,840

Camelot U.S. Acquisition 1 Co.

Term Loan, Maturing October 25, 2026(5)		11,675	11,713,913

Ceridian HCM Holding, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		14,980	15,033,635

Change Healthcare Holdings, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2024		37,735	37,567,272

CM Acquisition Co.

Term Loan, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023		6,568	6,447,191

Cypress Intermediate Holdings III, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		18,758	18,495,732

Deerfield Dakota Holding, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025		10,372	10,058,542

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc.

Term Loan, 5.74%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)	14,381	$14,201,237

EIG Investors Corp.

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	30,917	29,371,326

Garda World Security Corporation

Term Loan, Maturing October 30, 2026(5)	11,200	11,151,000

IG Investment Holdings, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	32,297	31,893,778

IRI Holdings, Inc.

Term Loan, 6.62%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025	19,652	18,472,410

Iron Mountain, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	9,875	9,763,535

J.D. Power and Associates

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	9,962	9,974,500

KAR Auction Services, Inc.

Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	5,875	5,905,597

Kronos Incorporated

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	62,792	62,720,371

KUEHG Corp.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	22,321	22,092,328

Term Loan - Second Lien, 10.35%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	4,425	4,425,000

Monitronics International, Inc.

Term Loan, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing March 29, 2024	17,363	15,366,348

PGX Holdings, Inc.

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	9,964	8,851,749

Ping Identity Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	1,278	1,277,756

Pre-Paid Legal Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	3,408	3,384,901

Prime Security Services Borrower, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing September 23, 2026	5,638	5,456,809

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Prometric Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		3,325	$3,249,742

Red Ventures, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		11,325	11,318,399

ServiceMaster Company

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023		3,386	3,391,465

Spin Holdco, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		35,938	34,983,789

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing July 31, 2025	EUR	9,193	10,326,952

Trans Union, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		5,897	5,917,307

Term Loan, 3.80%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025		4,662	4,679,205

Vestcom Parent Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		1,886	1,759,043

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		1,524	1,481,769

West Corporation

Term Loan, 5.43%, (USD LIBOR + 3.50%), Maturing October 10, 2024(4)		3,901	3,259,460

Term Loan, 5.93%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)		15,776	13,235,172

Zephyr Bidco Limited

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing July 23, 2025	EUR	4,975	5,477,871

Term Loan, 5.21%, (3 mo. GBP LIBOR + 4.50%), Maturing July 23, 2025	GBP	8,675	10,881,316

			$572,225,208

Cable and Satellite Television — 4.0%

Altice France S.A.

Term Loan, 5.61%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		4,542	$4,444,602

Term Loan, 5.92%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		4,950	4,888,125

Charter Communications Operating, LLC

Term Loan, 3.58%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		33,691	33,863,828

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		28,072	$27,975,267

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		12,977	12,921,786

Term Loan, 4.33%, (2 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		15,220	15,219,571

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,753	10,705,313

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		22,799	22,114,987

Telenet Financing USD, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		31,900	31,916,620

Telenet International Finance S.a.r.l.

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing December 15, 2027	EUR	9,500	10,653,293

Virgin Media Bristol, LLC

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		40,775	40,647,578

Virgin Media SFA Finance Limited

Term Loan, 3.96%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	11,925	15,397,173

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	11,625	12,942,397

Ziggo B.V.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	22,850	25,375,371

Ziggo Secured Finance Partnership

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		48,481	47,987,548

			$317,053,459

Chemicals and Plastics — 3.6%

Advanced Drainage Systems, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		2,809	$2,823,850

Alpha 3 B.V.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		8,454	8,310,599

Aruba Investments, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		2,778	2,769,616

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		41,698	41,711,340

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Caldic B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing July 18, 2024	EUR	500	$551,376

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing July 18, 2024	EUR	1,500	1,654,129

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	4,381	4,776,499

Colouroz Investment 1 GmbH

Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing September 7, 2021	EUR	1,990	1,838,376

Emerald Performance Materials, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		5,200	5,160,921

Ferro Corporation

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,776	3,743,973

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,858	3,825,364

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		9,093	9,016,545

Flint Group GmbH

Term Loan, 4.94%, (2 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,712	2,164,671

Flint Group US, LLC

Term Loan, 4.94%, (2 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		16,407	13,094,482

Gemini HDPE, LLC

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		9,567	9,531,237

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	15,875	17,646,370

INEOS Enterprises Holdings Limited

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing August 28, 2026	EUR	1,975	2,203,635

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 6.12%, (3 mo. USD LIBOR + 4.00%), Maturing August 31, 2026		2,625	2,633,203

Ineos Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	13,690	15,061,188

Inovyn Finance PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing November 10, 2025	EUR	3,212	3,589,791

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Kraton Polymers, LLC

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	1,855	$2,070,521

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		8,103	8,082,990

Messer Industries GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 1, 2026	EUR	4,275	4,786,778

Momentive Performance Materials, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		3,413	3,359,364

Platform Specialty Products Corporation

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		8,337	8,377,384

PMHC II, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing March 31, 2025		4,137	3,350,970

PQ Corporation

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		19,504	19,528,212

Pregis TopCo Corporation

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		6,425	6,344,687

Proampac PG Borrower, LLC

Term Loan, 5.53%, (USD LIBOR + 3.50%), Maturing November 20, 2023(4)		8,397	7,942,598

Spectrum Holdings III Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		4,775	4,078,261

Starfruit Finco B.V.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	5,425	6,047,191

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		16,528	16,171,375

Tata Chemicals North America, Inc.

Term Loan, 4.88%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		5,654	5,653,623

Tronox Finance, LLC

Term Loan, 4.66%, (USD LIBOR + 2.75%), Maturing September 23, 2024(4)		20,742	20,583,164

Univar, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		18,615	18,731,591

Venator Materials Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		1,745	1,715,417

			$288,931,291

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.0%(6)

Tumi, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		2,986	$2,931,846

			$2,931,846

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,534	$2,499,062

SGB-SMIT Management GmbH

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50% (4.00% Cash, 0.50% PIK)), Maturing July 18, 2024	EUR	6,720	3,878,650

			$6,377,712

Containers and Glass Products — 2.1%

Berry Global, Inc.

Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		10,319	$10,363,749

Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		7,313	7,339,922

Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), Maturing July 1, 2026	EUR	3,167	3,563,865

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		10,199	10,249,160

BWAY Holding Company

Term Loan, 5.23%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		10,311	10,051,776

Flex Acquisition Company, Inc.

Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing December 29, 2023(4)		25,955	24,539,704

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		11,697	11,072,370

Libbey Glass, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		10,228	7,619,762

Pelican Products, Inc.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		6,987	6,602,302

Reynolds Group Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		57,944	58,023,878

Trident TPI Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		15,625	14,752,646

			$164,179,134

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.3%

KIK Custom Products, Inc.

Term Loan, 5.80%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	25,180	$23,794,753

		$23,794,753

Drugs — 3.6%

Akorn, Inc.

Term Loan, 8.81%, (1 mo. USD LIBOR + 7.00%), Maturing April 16, 2021	18,954	$17,615,456

Albany Molecular Research, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	7,260	7,055,918

Alkermes, Inc.

Term Loan, 4.41%, (3 mo. USD LIBOR + 2.25%), Maturing March 23, 2023	18,883	18,824,215

Amneal Pharmaceuticals, LLC

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	23,241	17,837,386

Arbor Pharmaceuticals, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	19,865	18,226,464

Bausch Health Companies, Inc.

Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	59,481	59,761,837

Catalent Pharma Solutions, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	8,756	8,779,641

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	39,223	36,043,347

Horizon Pharma, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026	7,802	7,832,547

Jaguar Holding Company II

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	63,239	63,186,343

Mallinckrodt International Finance S.A.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	33,789	26,566,275

Term Loan, 5.18%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	11,082	8,699,575

		$290,429,004

Ecological Services and Equipment — 0.6%

Advanced Disposal Services, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	18,122	$18,174,627

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

EnergySolutions, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		17,582	$16,549,492

GFL Environmental, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025		13,681	13,658,292

US Ecology, Inc.

Term Loan, Maturing August 14, 2026(5)		2,600	2,614,625

			$50,997,036

Electronics / Electrical — 12.2%

Almonde, Inc.

Term Loan, 5.70%, (USD LIBOR + 3.50%), Maturing June 13, 2024(4)		27,705	$26,544,810

Applied Systems, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		36,808	36,683,476

Term Loan - Second Lien, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		3,279	3,329,848

Aptean, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		5,721	5,681,916

Avast Software B.V.

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023		5,776	5,806,216

Banff Merger Sub, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,424	3,774,771

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		35,085	32,741,697

Barracuda Networks, Inc.

Term Loan, 5.40%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		5,094	5,077,682

Canyon Valor Companies, Inc.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 16, 2023	EUR	2,940	3,281,712

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		5,615	5,618,874

Carbonite, Inc.

Term Loan, 5.68%, (3 mo. USD LIBOR + 3.75%), Maturing March 26, 2026		4,468	4,468,508

Celestica, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 2.13%), Maturing June 27, 2025		4,666	4,566,786

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		4,392	4,336,915

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		10,420	$9,924,812

CommScope, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026		19,850	19,558,443

CPI International, Inc.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		11,183	10,847,855

Datto, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026		3,915	3,946,184

ECI Macola/Max Holding, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		8,455	8,413,403

Electro Rent Corporation

Term Loan, 6.94%, (USD LIBOR + 5.00%), Maturing January 31, 2024(4)		13,680	13,756,450

Energizer Holdings, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025		6,395	6,395,830

Entegris, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 6, 2025		2,829	2,844,536

Epicor Software Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		16,767	16,737,749

Go Daddy Operating Company, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024		49,506	49,622,556

Hyland Software, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		47,197	46,961,301

Infoblox, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		17,276	17,290,106

Infor (US), Inc.

Term Loan, 3.25%, (3 mo. EURIBOR + 2.25%, Floor 1.00%), Maturing February 1, 2022	EUR	4,982	5,577,721

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		79,199	79,347,679

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	2,990	3,358,623

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		46,768	46,902,383

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

MA FinanceCo., LLC

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		32,990	$32,835,816

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing June 21, 2024	EUR	2,500	2,790,340

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		5,034	4,900,308

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		19,217	16,862,869

Marcel LUX IV S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026		3,234	3,156,948

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 16, 2026	EUR	2,650	2,957,761

Mirion Technologies, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		4,678	4,694,746

MKS Instruments, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026		3,793	3,803,487

MTS Systems Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		378	377,597

NCR Corporation

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026		9,275	9,347,401

Renaissance Holding Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		13,106	12,702,124

Term Loan - Second Lien, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		2,175	2,059,001

Seattle Spinco, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		33,996	33,092,986

SGS Cayman L.P.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		1,117	1,105,385

SkillSoft Corporation

Term Loan, 6.95%, (6 mo. USD LIBOR + 4.75%), Maturing April 28, 2021		51,084	40,962,685

SolarWinds Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024		27,015	27,030,126

Solera, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		24,999	24,825,139

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Sparta Systems, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	3,430	$2,915,500

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	17,037	17,086,717

SS&C Technologies, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	28,847	28,932,228

SurveyMonkey, Inc.

Term Loan, 5.54%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	13,385	13,318,069

Sutherland Global Services, Inc.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	4,799	4,748,677

Tibco Software, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2026	31,649	31,543,791

TTM Technologies, Inc.

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	3,187	3,139,169

Uber Technologies

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	34,773	34,235,498

Term Loan, 5.91%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	30,229	29,836,276

Ultimate Software Group, Inc. (The)

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	18,275	18,335,911

Ultra Clean Holdings, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	10,120	9,867,000

Verifone Systems, Inc.

Term Loan, 6.14%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	14,196	13,348,485

Veritas Bermuda, Ltd.

Term Loan, 6.34%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)	23,999	22,326,255

Vero Parent, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	16,987	16,621,073

Vungle, Inc.

Term Loan, 7.30%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	6,500	6,410,625

Western Digital Corporation

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	10,175	10,162,458

		$969,731,293

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.5%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 3.60%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025		42,523	$42,737,716

			$42,737,716

Financial Intermediaries — 2.9%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026		4,738	$4,702,589

Aretec Group, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		17,032	15,946,635

Citco Funding, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		28,721	28,595,397

Claros Mortgage Trust, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing August 10, 2026		5,725	5,739,312

Clipper Acquisitions Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		13,067	13,034,582

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		34,065	13,796,511

EIG Management Company, LLC

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		2,980	2,983,350

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	9,300	10,391,735

FinCo. I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		6,923	6,942,110

Focus Financial Partners, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		14,108	14,157,759

Franklin Square Holdings L.P.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		6,460	6,496,009

Greenhill & Co., Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		7,264	7,045,837

GreenSky Holdings, LLC

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		15,686	15,470,441

Guggenheim Partners, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		29,554	29,231,209

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Harbourvest Partners, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025		12,258	$12,270,854

LPL Holdings, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		16,193	16,223,598

Ocwen Loan Servicing, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing December 7, 2020		2,631	2,590,239

Starwood Property Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		3,225	3,233,063

StepStone Group L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing March 27, 2025		6,870	6,887,551

Victory Capital Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 1, 2026		13,278	13,352,917

Virtus Investment Partners, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.25%), Maturing June 1, 2024		6,199	6,220,689

			$235,312,387

Food Products — 2.9%

Alphabet Holding Company, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		32,190	$29,478,318

B&G Foods, Inc.

Term Loan, 4.48%, (2 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		2,550	2,556,905

Badger Buyer Corp.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		4,978	4,281,445

Del Monte Foods, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		26,107	22,647,407

Froneri International PLC

Term Loan, 2.63%, (2 mo. EURIBOR + 2.63%), Maturing January 31, 2025	EUR	8,350	9,369,504

Term Loan, 3.96%, (1 mo. GBP LIBOR + 3.25%), Maturing January 31, 2025	GBP	12,010	15,563,327

Hearthside Food Solutions, LLC

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		10,225	9,499,329

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		5,707	5,392,997

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

HLF Financing S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		12,197	$12,248,850

Jacobs Douwe Egberts International B.V.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		26,074	26,122,790

JBS USA Lux S.A.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026		53,432	53,685,941

Nomad Foods Europe Midco Limited

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing May 15, 2024	EUR	4,000	4,502,625

Term Loan, 4.16%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		11,737	11,714,757

Post Holdings, Inc.

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		347	347,810

Sunshine Investments B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	13,118	14,684,935

Term Loan, 4.77%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	1,500	1,949,908

Valeo F1 Company Limited (Ireland)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	6,000	6,661,130

			$230,707,978

Food Service — 1.7%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		76,331	$76,568,846

Aramark Services, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		9,606	9,636,444

IRB Holding Corp.

Term Loan, 5.22%, (2 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		25,310	25,160,373

KFC Holding Co.

Term Loan, 3.63%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		787	789,771

NPC International, Inc.

Term Loan, 5.43%, (3 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		6,640	3,784,745

Restaurant Technologies, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		6,406	6,430,512

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)

US Foods, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		10,740	$10,787,144

			$133,157,835

Food / Drug Retailers — 0.5%

Albertsons, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2026		21,381	$21,516,894

Diplomat Pharmacy, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		5,244	4,720,020

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,674	3,329,400

Term Loan, 6.02%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	9,172	7,568,222

			$37,134,536

Forest Products — 0.0%(6)

Clearwater Paper Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 26, 2026		3,475	$3,479,344

			$3,479,344

Health Care — 6.9%

ADMI Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		9,042	$8,917,645

Alliance Healthcare Services, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		8,798	7,785,787

Term Loan - Second Lien, 11.79%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		5,575	5,533,188

athenahealth, Inc.

Term Loan, 6.68%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		21,442	21,308,107

Athletico Management, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		4,863	4,875,408

Avantor, Inc.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing November 21, 2024	EUR	2,293	2,590,321

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		6,997	7,035,995

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

BioClinica, Inc.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		10,605	$10,234,122

BW NHHC Holdco, Inc.

Term Loan, 6.80%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		11,652	9,671,575

Carestream Dental Equipment, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		4,581	4,268,838

CHG Healthcare Services, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		22,146	22,139,526

Concentra, Inc.

Term Loan, 4.54%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2022		6,360	6,373,047

CPI Holdco, LLC

Term Loan, 5.54%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		11,162	11,161,626

CryoLife, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		5,477	5,491,131

CTC AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	11,670	12,939,560

Elsan SAS

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing October 31, 2024	EUR	9,250	10,388,191

Ensemble RCM, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		5,125	5,133,328

Envision Healthcare Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		66,144	53,742,114

Gentiva Health Services, Inc.

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		25,759	25,831,839

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		39,479	39,583,553

Hanger, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		11,968	12,008,895

Inovalon Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		15,152	15,199,485

IQVIA, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024		6,218	6,248,184

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

IQVIA, Inc. (continued)

Term Loan, Maturing March 7, 2024(5)	EUR	2,000	$2,238,366

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025		9,452	9,489,213

Medical Solutions, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing June 14, 2024		12,173	12,127,232

MPH Acquisition Holdings, LLC

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023		18,648	17,543,484

National Mentor Holdings, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		5,750	5,765,739

Navicure, Inc.

Term Loan, 5.87%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026		8,975	8,907,687

One Call Corporation

Term Loan, 7.41%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022		17,265	14,891,068

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.31%, (3 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		39,558	37,826,868

Parexel International Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		15,775	15,085,095

Phoenix Guarantor, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026		21,047	21,042,872

Radiology Partners Holdings, LLC

Term Loan, 6.66%, (USD LIBOR + 4.75%), Maturing July 9, 2025(4)		4,509	4,390,487

RadNet, Inc.

Term Loan, 5.54%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023		6,894	6,887,329

Select Medical Corporation

Term Loan, 4.58%, (USD LIBOR + 2.50%), Maturing March 6, 2025(4)		23,075	23,024,327

Sotera Health Holdings, LLC

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing May 15, 2022		7,274	7,198,009

Surgery Center Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024		10,197	9,878,554

Team Health Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024		19,324	15,145,186

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Tecomet, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2024		3,292	$3,266,361

U.S. Anesthesia Partners, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024		7,204	6,911,807

Verscend Holding Corp.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		19,962	20,016,681

			$550,097,830

Home Furnishings — 0.4%

Serta Simmons Bedding, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		59,330	$35,123,433

			$35,123,433

Industrial Equipment — 3.8%

AI Alpine AT Bidco GmbH

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing October 31, 2025	EUR	5,500	$6,009,551

Altra Industrial Motion Corp.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		8,616	8,602,619

Apex Tool Group, LLC

Term Loan, 7.29%, (1 mo. USD LIBOR + 5.50%), Maturing August 1, 2024		17,061	16,277,608

Carlisle Foodservice Products, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		5,524	5,226,978

Clark Equipment Company

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		13,860	13,881,825

CPM Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		4,020	3,945,093

Delachaux Group S.A.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing March 28, 2026	EUR	4,050	4,521,201

Term Loan, 6.50%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026		5,100	5,090,438

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	10,350	11,370,055

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		9,968	9,856,099

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

DXP Enterprises, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		5,684	$5,715,973

Dynacast International, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		13,159	12,171,953

Engineered Machinery Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		9,416	9,125,630

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		2,576	2,546,538

EWT Holdings III Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		23,035	23,078,600

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	4,359	4,897,632

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		15,541	15,554,979

Gardner Denver, Inc.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	6,205	6,966,549

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		575	576,691

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	9,434	10,361,824

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		18,003	17,675,046

LTI Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,841	5,388,323

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		2,100	2,016,000

Milacron, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		15,425	15,424,509

Minimax Viking GmbH

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 31, 2025	EUR	3,422	3,850,205

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	20,225	22,559,756

Robertshaw US Holding Corp.

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2025		22,703	20,489,888

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Shape Technologies Group, Inc.

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025		6,972	$6,379,083

Titan Acquisition Limited

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		31,064	29,471,646

Welbilt, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		3,227	3,205,098

			$302,237,390

Insurance — 2.5%

Alliant Holdings Intermediate, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		4,968	$4,853,066

Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		4,913	4,839,764

AmWINS Group, Inc.

Term Loan, 4.58%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		34,547	34,559,265

Asurion, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		21,569	21,606,354

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		26,089	26,133,563

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,222	2,226,596

Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		29,575	29,772,177

Financiere CEP S.A.S.

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	5,725	6,427,660

Hub International Limited

Term Loan, 4.94%, (2 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		24,693	24,210,443

NFP Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		23,717	23,064,806

USI, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		24,086	23,412,065

			$201,105,759

Leisure Goods / Activities / Movies — 4.5%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		14,199	$14,203,691

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Amer Sports Oyj

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	29,425	$32,786,910

Ancestry.com Operations, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		42,232	37,797,304

BidFair MergeRight, Inc.

Term Loan, 7.41%, (1 mo. USD LIBOR + 5.50%), Maturing January 15, 2027		5,925	5,806,500

Bombardier Recreational Products, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		43,552	43,525,142

ClubCorp Holdings, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		18,148	16,025,073

Crown Finance US, Inc.

Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	3,073	3,443,825

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		10,451	10,334,397

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		19,685	19,432,919

Emerald Expositions Holding, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		16,549	15,804,486

Etraveli Holding AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 2, 2024	EUR	9,900	11,110,476

Lindblad Expeditions, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		2,407	2,420,571

Live Nation Entertainment, Inc.

Term Loan, 3.69%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2026		42,660	42,726,545

Match Group, Inc.

Term Loan, 4.44%, (3 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		7,116	7,137,861

Merlin Entertainments PLC

Term Loan, Maturing October 16, 2026(5)		4,618	4,649,813

Term Loan, Maturing October 17, 2026(5)		607	611,109

NASCAR Holdings, Inc.

Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		7,725	7,772,748

SeaWorld Parks & Entertainment, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		16,094	16,073,339

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

SRAM, LLC

Term Loan, 4.60%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		17,836	$17,858,022

Steinway Musical Instruments, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		7,227	7,145,573

Travel Leaders Group, LLC

Term Loan, 5.82%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		11,258	11,215,284

UFC Holdings, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2026		20,947	20,965,392

Vue International Bidco PLC

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 14, 2026	EUR	6,632	7,453,768

Term Loan, Maturing June 18, 2026(5)	EUR	1,193	1,340,268

			$357,641,016

Lodging and Casinos — 3.4%

Aimbridge Acquisition Co., Inc.

Term Loan, 5.57%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026		3,035	$3,046,054

Aristocrat Technologies, Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		7,668	7,695,649

Azelis Finance S.A.

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing November 7, 2025	EUR	2,600	2,919,715

Boyd Gaming Corporation

Term Loan, 3.96%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		4,182	4,194,086

Churchill Downs Incorporated

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,439	3,453,795

CityCenter Holdings, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		36,948	36,990,510

Eldorado Resorts, LLC

Term Loan, 4.21%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		4,120	4,119,597

ESH Hospitality, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		13,913	13,949,352

Four Seasons Hotels Limited

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		6,712	6,740,003

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Golden Nugget, Inc.

Term Loan, 4.69%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		28,261	$28,248,752

GVC Holdings PLC

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	21,225	23,852,737

Term Loan, 4.45%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		9,426	9,451,678

Hanjin International Corp.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		5,650	5,635,875

MGM Growth Properties Operating Partnership L.P.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		28,733	28,840,361

Playa Resorts Holding B.V.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		12,825	12,539,499

Richmond UK Bidco Limited

Term Loan, 4.96%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	2,809	3,530,042

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	11,225	12,662,684

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		40,256	40,461,414

VICI Properties 1, LLC

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		22,293	22,397,692

			$270,729,495

Nonferrous Metals / Minerals — 0.5%

CD&R Hydra Buyer, Inc.

Term Loan, 9.83%, (2.33% Cash, 7.50% PIK), Maturing August 15, 2021(3)(8)		604	$478,115

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%), Maturing July 29, 2020		5,218	5,218,103

Term Loan, 0.00%, Maturing October 17, 2022(7)		21,871	7,766,109

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(7)		2,878	172,659

Oxbow Carbon, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		6,730	6,725,482

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	15,625	16,627,846

			$36,988,314

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 2.6%

Ameriforge Group, Inc.

Term Loan, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	21,447	$21,446,676

Apergy Corporation

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	692	689,985

Blackstone CQP Holdco L.P.

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	10,424	10,402,162

Buckeye Partners L.P.

Term Loan, Maturing November 15, 2026(5)	24,850	24,993,658

Centurion Pipeline Company, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	3,201	3,206,814

CITGO Holding, Inc.

Term Loan, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing August 1, 2023	2,575	2,610,808

CITGO Petroleum Corporation

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021	15,437	15,451,981

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing March 28, 2024	24,171	24,231,446

Delek US Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	7,240	7,158,621

Fieldwood Energy, LLC

Term Loan, 7.18%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	20,306	16,678,149

Matador Bidco S.a.r.l.

Term Loan, Maturing June 12, 2026(5)	5,925	5,932,406

McDermott Technology Americas, Inc.

Term Loan, Maturing October 21, 2021(5)	6,650	6,650,000

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing May 9, 2025	14,086	8,632,397

Prairie ECI Acquiror L.P.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	9,311	9,088,171

PSC Industrial Holdings Corp.

Term Loan, 5.67%, (1 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	7,974	7,966,890

Sheridan Investment Partners II L.P.

DIP Loan, 8.86%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	2,196	2,187,361

DIP Loan, 8.92%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	2,196	2,187,361

Term Loan, 0.00%, Maturing December 16, 2020(7)	837	410,092

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Sheridan Investment Partners II L.P. (continued)

Term Loan, 0.00%, Maturing December 16, 2020(7)		2,244	$1,099,602

Term Loan, 0.00%, Maturing December 16, 2020(7)		16,132	7,904,709

Sheridan Production Partners I, LLC

Term Loan, 0.00%, Maturing November 15, 2019(7)		21,109	16,430,085

UGI Energy Services, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026		10,249	10,300,559

			$205,659,933

Publishing — 0.6%

Getty Images, Inc.

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), Maturing February 19, 2026	EUR	4,000	$4,450,046

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026		11,885	11,654,912

Harland Clarke Holdings Corp.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023		11,196	8,785,322

LSC Communications, Inc.

Term Loan, 7.29%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022		8,147	6,731,294

ProQuest, LLC

Term Loan, Maturing October 23, 2026(5)		12,300	12,323,062

Tweddle Group, Inc.

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023		2,357	2,102,896

			$46,047,532

Radio and Television — 2.2%

ALM Media Holdings, Inc.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020		8,047	$7,830,715

AP NMT Acquisition B.V.

Term Loan, 7.84%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021		3,704	3,729,551

Cumulus Media New Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing March 31, 2026		5,025	5,058,763

Diamond Sports Group, LLC

Term Loan, 5.08%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026		30,675	30,847,547

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Entercom Media Corp.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	1,933	$1,938,678

Entravision Communications Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	8,295	8,059,779

Gray Television, Inc.

Term Loan, 4.26%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	3,012	3,019,026

Term Loan, 4.51%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	7,012	7,038,257

Hubbard Radio, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	8,032	8,026,707

iHeartCommunications, Inc.

Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	9,989	10,034,359

Mission Broadcasting, Inc.

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	4,297	4,306,359

Nexstar Broadcasting, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	21,626	21,672,079

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	5,225	5,253,737

Sinclair Television Group, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	14,077	14,081,329

Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	6,425	6,442,669

Univision Communications, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	37,351	36,083,488

		$173,423,043

Retailers (Except Food and Drug) — 1.9%

Apro, LLC

Term Loan, 5.83%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	2,861	$2,864,535

Ascena Retail Group, Inc.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	15,867	8,773,393

Bass Pro Group, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	12,446	11,960,606

BJ’s Wholesale Club, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	8,647	8,662,306

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

CDW, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	19,336	$19,389,790

Coinamatic Canada, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	267	259,502

David’s Bridal, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing December 31, 2019	1,475	1,459,955

Term Loan, 9.61%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	3,200	2,759,842

Term Loan, 10.11%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	11,578	4,843,300

Global Appliance, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	2,718	2,622,928

Go Wireless, Inc.

Term Loan, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	2,553	2,470,395

Hoya Midco, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	11,825	11,514,936

J. Crew Group, Inc.

Term Loan, 4.91%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	25,715	20,235,474

LSF9 Atlantis Holdings, LLC

Term Loan, 7.94%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	11,962	11,179,511

PetSmart, Inc.

Term Loan, 5.93%, (1 mo. USD LIBOR + 4.00%), Maturing March 11, 2022	36,547	35,679,459

PFS Holding Corporation

Term Loan, 5.43%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	9,875	3,851,347

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	9,357	2,362,532

Radio Systems Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	3,646	3,595,548

		$154,485,359

Steel — 1.0%

Atkore International, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	18,139	$18,165,876

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)

GrafTech Finance, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	26,002	$24,994,571

Neenah Foundry Company

Term Loan, 8.47%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	7,896	7,737,618

Phoenix Services International, LLC

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	2,688	2,486,684

Zekelman Industries, Inc.

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	29,595	29,587,582

		$82,972,331

Surface Transport — 0.4%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	3,269	$3,278,571

Agro Merchants NAI Holdings, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	8,302	8,249,668

Kenan Advantage Group, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	8,303	7,960,432

Stena International S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	6,458	6,288,864

XPO Logistics, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	4,275	4,287,765

		$30,065,300

Telecommunications — 5.7%

CenturyLink, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	73,493	$72,957,359

Ciena Corporation

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing September 26, 2025	13,043	13,118,653

Colorado Buyer, Inc.

Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	16,404	13,861,378

Digicel International Finance Limited

Term Loan, 5.34%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	14,501	12,386,147

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

eircom Holdings (Ireland) Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing May 15, 2026	EUR	18,690	$20,910,198

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	16,287	18,062,355

Global Eagle Entertainment, Inc.

Term Loan, 9.53%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		21,380	18,404,576

Intelsat Jackson Holdings S.A.

Term Loan, 5.68%, (6 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		26,250	26,233,594

Term Loan, 6.43%, (6 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		19,794	20,098,389

IPC Corp.

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		11,591	9,639,552

Level 3 Financing, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		35,850	35,926,181

Matterhorn Telecom S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing September 30, 2026	EUR	4,325	4,857,335

Onvoy, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		12,699	10,699,223

Plantronics, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		14,616	14,559,907

SBA Senior Finance II, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing April 11, 2025		32,738	32,854,103

Sprint Communications, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		61,154	60,567,552

Term Loan, 4.81%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024		9,379	9,347,780

Syniverse Holdings, Inc.

Term Loan, 6.92%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		11,229	10,197,336

Telesat Canada

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		43,270	43,378,022

Zayo Group, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		4,000	4,010,752

			$452,070,392

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 1.4%

Brookfield WEC Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025	21,960	$21,850,511

Calpine Construction Finance Company L.P.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	2,622	2,627,799

Calpine Corporation

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	29,410	29,451,322

Granite Acquisition, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	22,669	22,716,616

Lightstone Holdco, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	16,309	15,243,463

Longview Power, LLC

Term Loan, 7.93%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	4,668	3,034,078

Pike Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 24, 2026	3,128	3,132,535

Talen Energy Supply, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026	5,775	5,717,250

Vistra Operations Company, LLC

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	6,933	6,965,251

		$110,738,825

Total Senior Floating-Rate Loans (identified cost $7,197,253,625)		$6,880,602,080

Corporate Bonds & Notes — 3.6%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

TransDigm, Inc.

6.25%, 3/15/26(9)	5,275	$5,664,031

		$5,664,031

Automotive — 0.1%

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

6.25%, 5/15/26(9)	4,325	$4,583,202

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Tenneco, Inc.

4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(9)(10)	EUR	6,000	$6,682,149

			$11,265,351

Building and Development — 0.0%(6)

American Builders & Contractors Supply Co., Inc.

4.00%, 1/15/28(9)		2,975	$2,975,000

			$2,975,000

Business Equipment and Services — 0.3%

Allied Universal Holdco, LLC/Allied Universal Finance Corp.

6.625%, 7/15/26(9)		2,975	$3,183,250

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(9)		7,900	8,107,375

5.75%, 4/15/26(9)		15,225	15,653,203

			$26,943,828

Cable and Satellite Television — 0.1%

Altice France S.A.

7.375%, 5/1/26(9)		1,000	$1,073,345

5.50%, 1/15/28(9)		5,025	5,131,781

Ziggo B.V.

5.50%, 1/15/27(9)		2,000	2,112,460

			$8,317,586

Chemicals and Plastics — 0.1%

PQ Corp.

6.75%, 11/15/22(9)		4,000	$4,145,000

			$4,145,000

Containers and Glass Products — 0.3%

Berry Global, Inc.

5.625%, 7/15/27(9)		2,500	$2,659,375

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.75%, 10/15/20		14,537	14,604,938

5.501%, (3 mo. USD LIBOR + 3.50%), 7/15/21(9)(10)		9,925	9,974,625

			$27,238,938

Security		Principal Amount* (000’s omitted)	Value

Drugs — 0.7%

Bausch Health Companies, Inc.

6.50%, 3/15/22(9)		11,092	$11,440,843

7.00%, 3/15/24(9)		14,419	15,120,845

5.50%, 11/1/25(9)		19,675	20,634,353

Par Pharmaceutical, Inc.

7.50%, 4/1/27(9)		7,500	7,143,750

			$54,339,791

Electronics / Electrical — 0.2%

CommScope, Inc.

6.00%, 3/1/26(9)		12,575	$12,983,687

			$12,983,687

Food Products — 0.0%(6)

Iceland Bondco PLC

5.035%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(10)	GBP	1,181	$1,523,380

			$1,523,380

Food / Drug Retailers — 0.1%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)		12,550	$7,404,500

			$7,404,500

Health Care — 0.6%

Avantor, Inc.

6.00%, 10/1/24(9)		13,105	$14,040,435

CHS/Community Health Systems, Inc.

5.125%, 8/1/21		7,500	7,509,375

6.25%, 3/31/23		16,650	16,285,781

RegionalCare Hospital Partners Holdings, Inc.

8.25%, 5/1/23(9)		10,550	11,268,719

			$49,104,310

Leisure Goods / Activities / Movies — 0.1%

National CineMedia, LLC

6.00%, 4/15/22		5,250	$5,316,150

			$5,316,150

Oil and Gas — 0.2%

CITGO Petroleum Corp.

6.25%, 8/15/22(9)		11,500	$11,658,125

			$11,658,125

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television — 0.3%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(9)	6,375	$6,669,844

iHeartCommunications, Inc.

6.375%, 5/1/26	2,896	3,130,967

8.375%, 5/1/27	5,248	5,655,196

5.25%, 8/15/27(9)	2,125	2,197,675

Univision Communications, Inc.

5.125%, 2/15/25(9)	5,500	5,396,875

		$23,050,557

Telecommunications — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	6,325	$6,024,563

		$6,024,563

Utilities — 0.3%

Calpine Corp.

6.00%, 1/15/22(9)	3,000	$3,015,450

5.875%, 1/15/24(9)	5,000	5,122,500

5.25%, 6/1/26(9)	10,925	11,402,969

Talen Energy Supply, LLC

6.625%, 1/15/28(9)	5,025	4,874,250

		$24,415,169

Total Corporate Bonds & Notes (identified cost $281,818,016)		$282,369,966

Asset-Backed Securities — 3.2%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class D, 5.066%, (3 mo. USD LIBOR + 3.10%), 7/20/31(9)(10)	$2,500	$2,356,736

Series 2018-1A, Class E, 7.966%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(10)	3,000	2,695,609

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 8.911%, (3 mo. USD LIBOR + 6.91%), 1/15/32(9)(10)	5,000	4,612,849

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.361%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(10)	3,525	2,934,290

Security	Principal Amount (000’s omitted)	Value

Apidos CLO XX

Series 2015-20A, Class DR, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/16/31(9)(10)	$2,375	$2,206,864

Ares XL CLO, Ltd.

Series 2016-40A, Class CR, 5.401%, (3 mo. USD LIBOR + 3.40%), 1/15/29(9)(10)	2,500	2,452,539

Series 2016-40A, Class DR, 8.351%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(10)	3,500	3,310,426

Ares XLIX CLO, Ltd.

Series 2018-49A, Class D, 4.953%, (3 mo. USD LIBOR + 3.00%), 7/22/30(9)(10)	2,500	2,359,893

Series 2018-49A, Class E, 7.653%, (3 mo. USD LIBOR + 5.70%), 7/22/30(9)(10)	3,500	3,191,868

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class C, 5.058%, (3 mo. USD LIBOR + 2.90%), 5/15/30(9)(10)	5,000	4,635,674

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,000	3,629,414

Babson CLO, Ltd.

Series 2015-1A, Class DR, 4.566%, (3 mo. USD LIBOR + 2.60%), 1/20/31(9)(10)	2,500	2,274,056

Series 2016-1A, Class DR, 4.984%, (3 mo. USD LIBOR + 3.05%), 7/23/30(9)(10)	1,250	1,166,794

Series 2016-1A, Class ER, 7.934%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(10)	3,500	2,878,929

Series 2018-1A, Class C, 4.601%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	3,500	3,168,291

Bain Capital Credit CLO

Series 2018-1A, Class D, 4.634%, (3 mo. USD LIBOR + 2.70%), 4/23/31(9)(10)	5,000	4,564,378

Series 2018-1A, Class E, 7.284%, (3 mo. USD LIBOR + 5.35%), 4/23/31(9)(10)	3,000	2,688,858

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class C, 4.896%, (3 mo. USD LIBOR + 2.93%), 4/20/31(9)(10)	5,000	4,579,829

Series 2018-5BA, Class D, 7.916%, (3 mo. USD LIBOR + 5.95%), 4/20/31(9)(10)	3,500	3,021,378

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 7.566%, (3 mo. USD LIBOR + 5.60%), 1/20/31(9)(10)	5,401	4,529,753

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class D, 4.566%, (3 mo. USD LIBOR + 2.60%), 4/20/31(9)(10)	1,500	1,357,016

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class D, 5.702%, (3 mo. USD LIBOR + 3.70%), 1/17/32(9)(10)	2,000	1,976,502

Series 2018-16A, Class E, 8.702%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(10)	2,250	2,187,036

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 8.601%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(10)	$1,750	$1,661,626

Betony CLO 2, Ltd.

Series 2018-1A, Class C, 4.836%, (3 mo. USD LIBOR + 2.90%), 4/30/31(9)(10)	2,500	2,336,000

Series 2018-1A, Class D, 7.586%, (3 mo. USD LIBOR + 5.65%), 4/30/31(9)(10)	4,450	3,980,045

BlueMountain CLO, Ltd.

Series 2016-3A, Class DR, 5.258%, (3 mo. USD LIBOR + 3.10%), 11/15/30(9)(10)	1,500	1,375,299

Series 2016-3A, Class ER, 8.108%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(10)	1,500	1,332,479

Series 2018-1A, Class D, 4.986%, (3 mo. USD LIBOR + 3.05%), 7/30/30(9)(10)	2,500	2,305,795

Series 2018-1A, Class E, 7.886%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(10)	2,000	1,776,213

Canyon Capital CLO, Ltd.

Series 2012-1RA, Class E, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,875	4,345,811

Series 2016-1A, Class ER, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	4,000	3,464,140

Series 2016-2A, Class ER, 7.986%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(10)	4,500	3,859,433

Series 2017-1A, Class E, 8.251%, (3 mo. USD LIBOR + 6.25%), 7/15/30(9)(10)	3,250	2,903,821

Canyon CLO, Ltd.

Series 2018-1A, Class D, 4.901%, (3 mo. USD LIBOR + 2.90%), 7/15/31(9)(10)	3,000	2,781,955

Series 2018-1A, Class E, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	2,750	2,402,173

Carlyle CLO, Ltd.

Series C17A, Class CR, 5.066%, (3 mo. USD LIBOR + 2.80%), 4/30/31(9)(10)	5,000	4,665,802

Series C17A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.00%), 4/30/31(9)(10)	3,500	3,133,009

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class CR2, 5.486%, (3 mo. USD LIBOR + 3.50%), 1/14/32(9)(10)	2,500	2,287,660

Series 2012-3A, Class DR2, 8.486%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(10)	1,500	1,335,208

Series 2014-3RA, Class C, 4.886%, (3 mo. USD LIBOR + 2.95%), 7/27/31(9)(10)	1,000	918,567

Series 2014-3RA, Class D, 7.336%, (3 mo. USD LIBOR + 5.40%), 7/27/31(9)(10)	2,150	1,750,231

Series 2014-4RA, Class C, 4.901%, (3 mo. USD LIBOR + 2.90%), 7/15/30(9)(10)	2,000	1,741,611

Series 2014-4RA, Class D, 7.651%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(10)	3,500	2,860,694

Security	Principal Amount (000’s omitted)	Value

Dryden CLO, Ltd.

Series 2018-55A, Class D, 4.851%, (3 mo. USD LIBOR + 2.85%), 4/15/31(9)(10)	$1,500	$1,384,893

Series 2018-55A, Class E, 7.401%, (3 mo. USD LIBOR + 5.40%), 4/15/31(9)(10)	2,000	1,740,378

Dryden Senior Loan Fund

Series 2015-40A, Class DR, 5.258%, (3 mo. USD LIBOR + 3.10%), 8/15/31(9)(10)	3,000	2,857,074

Series 2015-41A, Class DR, 4.586%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	5,000	4,555,877

Series 2015-41A, Class ER, 7.286%, (3 mo. USD LIBOR + 5.30%), 4/15/31(9)(10)	1,268	1,049,679

Series 2016-42A, Class DR, 4.931%, (3 mo. USD LIBOR + 2.93%), 7/15/30(9)(10)	2,500	2,315,677

Series 2016-42A, Class ER, 7.551%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(10)	3,500	3,071,628

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 8.646%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(10)	2,500	2,246,608

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class D, 5.04%, (3 mo. USD LIBOR + 3.10%), 10/25/31(9)(10)	2,500	2,362,978

Series 2018-25A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	3,500	3,104,297

Goldentree Loan Management US CLO 5, Ltd.

Series 2019-5A, Class D, 6.038%, (3 mo. USD LIBOR + 3.85%), 10/20/32(9)(10)	1,500	1,490,190

Golub Capital Partners CLO, Ltd.

Series 2015-22A, Class ER, 7.966%, (3 mo. USD LIBOR + 6.00%), 1/20/31(9)(10)	2,500	2,137,858

Series 2018-37A, Class D, 5.266%, (3 mo. USD LIBOR + 3.30%), 7/20/30(9)(10)	4,000	3,849,652

Series 2018-37A, Class E, 7.716%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(10)	4,750	4,306,315

ICG US CLO, Ltd.

Series 2018-2A, Class D, 5.053%, (3 mo. USD LIBOR + 3.10%), 7/22/31(9)(10)	2,000	1,865,337

Series 2018-2A, Class E, 7.703%, (3 mo. USD LIBOR + 5.75%), 7/22/31(9)(10)	3,000	2,600,349

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 8.881%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(10)	500	468,449

Madison Park Funding XXV, Ltd.

Series 2017-25A, Class D, 8.04%, (3 mo. USD LIBOR + 6.10%), 4/25/29(9)(10)	1,500	1,409,993

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class DR, 5.102%, (3 mo. USD LIBOR + 3.10%), 10/17/30(9)(10)	2,500	2,277,135

Series 2016-22A, Class ER, 8.062%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(10)	3,000	2,654,687

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO, Ltd.

Series 2018-28A, Class E, 7.566%, (3 mo. USD LIBOR + 5.60%), 4/20/30(9)(10)	$1,950	$1,713,080

Series 2018-30A, Class D, 5.616%, (3 mo. USD LIBOR + 3.65%), 1/20/31(9)(10)	2,500	2,432,205

Series 2018-30A, Class E, 8.716%, (3 mo. USD LIBOR + 6.75%), 1/20/31(9)(10)	1,000	952,483

Oaktree CLO, Ltd.

Series 2019-3A, Class D, 6.118%, (3 mo. USD LIBOR + 3.96%), 7/20/31(9)(10)	2,625	2,568,463

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 9.636%, (3 mo. USD LIBOR + 7.50%), 11/20/27(9)(10)	900	895,136

Palmer Square CLO, Ltd.

Series 2013-2A, Class CRR, 5.503%, (3 mo. USD LIBOR + 3.20%), 10/17/31(9)(10)	2,500	2,395,540

Series 2013-2A, Class DRR, 8.153%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(10)	3,000	2,788,107

Series 2018-1A, Class C, 4.503%, (3 mo. USD LIBOR + 2.50%), 4/18/31(9)(10)	3,000	2,763,933

Series 2018-1A, Class D, 7.45%, (3 mo. USD LIBOR + 5.15%), 4/18/31(9)(10)	2,000	1,852,357

Series 2018-2A, Class D, 7.601%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(10)	2,000	1,844,841

Regatta XIII Funding, Ltd.

Series 2018-2A, Class C, 5.101%, (3 mo. USD LIBOR + 3.10%), 7/15/31(9)(10)	2,500	2,373,685

Series 2018-2A, Class D, 7.951%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(10)	5,000	4,422,083

Regatta XIV Funding, Ltd.

Series 2018-3A, Class D, 5.14%, (3 mo. USD LIBOR + 3.20%), 10/25/31(9)(10)	2,500	2,392,727

Series 2018-3A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	4,500	4,054,410

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 8.44%, (3 mo. USD LIBOR + 6.50%), 10/25/31(9)(10)	3,875	3,496,048

Southwick Park CLO, LLC

Series 2019-4A, Class E, 8.866%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(10)	1,750	1,686,167

Upland CLO, Ltd.

Series 2016-1A, Class CR, 4.866%, (3 mo. USD LIBOR + 2.90%), 4/20/31(9)(10)	4,500	4,136,626

Series 2016-1A, Class DR, 7.866%, (3 mo. USD LIBOR + 5.90%), 4/20/31(9)(10)	4,625	4,118,959

Vibrant CLO 1X, Ltd.

Series 2018-9A, Class C, 5.166%, (3 mo. USD LIBOR + 3.20%), 7/20/31(9)(10)	2,500	2,319,085

Series 2018-9A, Class D, 8.216%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(10)	3,500	2,923,131

Security	Principal Amount (000’s omitted)	Value

Vibrant CLO X, Ltd.

Series 2018-10A, Class C, 5.216%, (3 mo. USD LIBOR + 3.25%), 10/20/31(9)(10)	$5,000	$4,677,413

Series 2018-10A, Class D, 8.156%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(10)	5,000	4,214,057

Voya CLO, Ltd.

Series 2015-3A, Class CR, 5.116%, (3 mo. USD LIBOR + 3.15%), 10/20/31(9)(10)	2,500	2,312,993

Series 2015-3A, Class DR, 8.166%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(10)	5,500	4,808,440

Series 2016-3A, Class CR, 5.253%, (3 mo. USD LIBOR + 3.25%), 10/18/31(9)(10)	2,000	1,870,430

Series 2016-3A, Class DR, 8.083%, (3 mo. USD LIBOR + 6.08%), 10/18/31(9)(10)	3,375	2,910,778

Series 2018-1A, Class C, 4.566%, (3 mo. USD LIBOR + 2.60%), 4/19/31(9)(10)	5,000	4,544,431

Series 2018-2A, Class E, 7.251%, (3 mo. USD LIBOR + 5.25%), 7/15/31(9)(10)	2,500	2,208,868

Webster Park CLO, Ltd.

Series 2015-1A, Class CR, 4.866%, (3 mo. USD LIBOR + 2.90%), 7/20/30(9)(10)	2,000	1,852,582

Series 2015-1A, Class DR, 7.466%, (3 mo. USD LIBOR + 5.50%), 7/20/30(9)(10)	2,500	2,268,242

Wind River CLO, Ltd.

Series 2013-1A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.30%), 7/20/30(9)(10)	3,000	2,359,098

Total Asset-Backed Securities (identified cost $282,123,001)		$255,902,006

Common Stocks — 1.4%
Security	Shares	Value

Aerospace and Defense — 0.4%

IAP Global Services, LLC(3)(11)(12)(13)	950	$12,513,780

IAP Global Services, LLC(3)(11)(12)(13)	1,627	16,073,621

		$28,587,401

Automotive — 0.0%(6)

Dayco Products, LLC(11)(13)	88,506	$2,389,662

		$2,389,662

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(11)(13)	88,008	$5,280,480

		$5,280,480

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Chemicals and Plastics — 0.0%(6)

Hexion Holdings Corp., Class B(11)(13)	338,679	$3,420,658

		$3,420,658

Electronics / Electrical — 0.0%(6)

Answers Corp.(3)(11)(13)	906,100	$1,785,017

		$1,785,017

Health Care — 0.0%(6)

New Millennium Holdco, Inc.(3)(11)(13)	421,318	$0

		$0

Nonferrous Metals / Minerals — 0.0%(6)

ASP United/GHX Holding, LLC(3)(11)(13)	304,664	$0

		$0

Oil and Gas — 0.5%

AFG Holdings, Inc.(3)(11)(13)	498,342	$21,538,341

Fieldwood Energy, Inc.(11)(13)	51,241	1,255,405

Fieldwood Energy, Inc.(11)(13)	221,919	5,437,015

Samson Resources II, LLC, Class A(11)(13)	435,055	10,631,657

Southcross Holdings Group, LLC(3)(11)(13)	1,281	0

Southcross Holdings L.P., Class A(11)(13)	1,281	608,475

		$39,470,893

Publishing — 0.2%

ION Media Networks, Inc.(3)(11)	28,605	$12,733,802

Tweddle Group, Inc.(3)(11)(13)	19,500	6,240

		$12,740,042

Radio and Television — 0.2%

Clear Channel Outdoor Holdings, Inc.(11)(13)	1,204,044	$2,805,422

Cumulus Media, Inc., Class A(11)(13)	551,505	7,550,103

Cumulus Media, Inc., Class B(11)(13)	93,069	1,279,699

iHeartMedia, Inc., Class A(11)(13)	512,034	7,342,568

		$18,977,792

Retailers (Except Food and Drug) — 0.0%(6)

David’s Bridal, Inc.(11)(13)	227,323	$12,502

		$12,502

Total Common Stocks (identified cost $86,922,871)		$112,664,447

Miscellaneous — 0.0%(6)
Security	Shares	Value

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(11)(13)	42,177	$21,089

Paragon Offshore Finance Company, Class B(11)(13)	21,089	485,047

Total Miscellaneous (identified cost $458,685)		$506,136

Short-Term Investments — 4.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(14)	373,400,052	$373,400,052

Total Short-Term Investments (identified cost $373,366,274)		$373,400,052

Total Investments — 99.3% (identified cost $8,221,942,472)		$7,905,444,687

Less Unfunded Loan Commitments — (0.1)%		$(6,190,280)

Net Investments — 99.2% (identified cost $8,215,752,192)		$7,899,254,407

Other Assets, Less Liabilities — 0.8%		$67,386,803

Net Assets — 100.0%		$7,966,641,210

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description. At October 31, 2019, the total value of unfunded loan commitments is $5,968,127.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(6)	Amount is less than 0.05%.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $485,769,565 or 6.1% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Affiliated company ( see Note 9).

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	9,000,000	USD	10,044,324	HSBC Bank USA, N.A.	11/29/19	$9,578	$—

USD	10,668,887	CAD	14,165,722	HSBC Bank USA, N.A.	11/29/19	—	(86,942)

USD	2,775,137	EUR	2,493,054	Citibank, N.A.	11/29/19	—	(9,854)

USD	181,619,933	EUR	162,849,858	State Street Bank and Trust Company	11/29/19	—	(299,676)

EUR	27,000,000	USD	30,184,385	HSBC Bank USA, N.A.	12/30/19	49,533	—

USD	189,262,476	EUR	172,082,609	HSBC Bank USA, N.A.	12/30/19	—	(3,431,285)

USD	183,524,049	EUR	164,119,393	Goldman Sachs International	1/31/20	—	(639,575)

USD	56,060,636	GBP	43,441,289	State Street Bank and Trust Company	1/31/20	—	(372,974)

						$59,111	$(4,840,306)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $7,840,040,510)	$7,497,266,954

Affiliated investments, at value (identified cost, $375,711,682)	401,987,453

Cash	80,999,100

Deposits for derivatives collateral — forward foreign currency exchange contracts	6,136,004

Foreign currency, at value (identified cost, $11,711,962)	11,711,277

Interest receivable	21,949,324

Dividends receivable from affiliated investments	531,417

Receivable for investments sold	72,736,775

Receivable for open forward foreign currency exchange contracts	59,111

Other receivables	1,647,090

Prepaid expenses	1,074,621

Total assets	$8,096,099,126

Liabilities

Cash collateral due to brokers	$70,004

Payable for investments purchased	119,709,320

Payable for open forward foreign currency exchange contracts	4,840,306

Payable to affiliates:

Investment adviser fee	3,387,137

Trustees’ fees	9,087

Accrued expenses	1,442,062

Total liabilities	$129,457,916

Net Assets applicable to investors’ interest in Portfolio	$7,966,641,210

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income	$515,664,725

Dividends from affiliated investments	8,040,114

Dividends	10,155,829

Total investment income	$533,860,668

Expenses

Investment adviser fee	$46,312,161

Trustees’ fees and expenses	109,128

Custodian fee	1,906,531

Legal and accounting services	426,494

Interest expense and fees	2,787,550

Miscellaneous	372,376

Total expenses	$51,914,240

Net investment income	$481,946,428

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(149,565,799)

Investment transactions — affiliated investments	(43,622)

Foreign currency transactions	2,262,234

Forward foreign currency exchange contracts	50,774,544

Net realized loss	$(96,572,643)

Change in unrealized appreciation (depreciation) —

Investments	$(231,083,696)

Investments — affiliated investments	3,238,629

Foreign currency	(922,464)

Forward foreign currency exchange contracts	(22,705,174)

Net change in unrealized appreciation (depreciation)	$(251,472,705)

Net realized and unrealized loss	$(348,045,348)

Net increase in net assets from operations	$133,901,080

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$481,946,428	$459,768,237

Net realized gain (loss)	(96,572,643)	99,520,159

Net change in unrealized appreciation (depreciation)	(251,472,705)	(50,513,978)

Net increase in net assets from operations	$133,901,080	$508,774,418

Capital transactions —

Contributions	$194,015,335	$1,754,720,809

Withdrawals	(3,870,956,892)	(561,884,656)

Portfolio transaction fee	7,292,672	4,812,064

Net increase (decrease) in net assets from capital transactions	$(3,669,648,885)	$1,197,648,217

Net increase (decrease) in net assets	$(3,535,747,805)	$1,706,422,635

Net Assets

At beginning of year	$11,502,389,015	$9,795,966,380

At end of year	$7,966,641,210	$11,502,389,015

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.55%	0.54%	0.56%	0.58%	0.55%

Net investment income	5.09%	4.38%	4.07%	4.58%	4.27%

Portfolio Turnover	16%	30%	42%	27%	19%

Total Return	1.64%	5.05%	5.69%	7.10%	0.56%

Net assets, end of year (000’s omitted)	$7,966,641	$11,502,389	$9,795,966	$8,205,738	$9,936,014

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.6% and 13.4% respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

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Notes to Financial Statements — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposed a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee was sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee was limited to amounts that had been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee was 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

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Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.490% from $2 billion up to $5 billion, 0.460% from $5 billion up to $10 billion, 0.435% from $10 billion up to $15 billion, 0.415% from $15 billion up to $20 billion, 0.400% from $20 billion up to $25 billion and 0.390% of average daily net assets of $25 billion or more, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $46,312,161 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $1,460,063,122 and $4,523,325,876, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,199,564,284

Gross unrealized appreciation	$98,018,190

Gross unrealized depreciation	(398,328,067)

Net unrealized depreciation	$(300,309,877)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $4,840,306. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $6,066,000 at October 31, 2019.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may,

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Notes to Financial Statements — continued

under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$59,111	(1)	$(4,840,306	)(2)

Total Derivatives subject to master netting or similar agreements	$59,111		$(4,840,306)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$59,111	$(59,111)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(9,854)	$—	$—	$—	$(9,854)

Goldman Sachs International	(639,575)	—	—	—	(639,575)

HSBC Bank USA, N.A.	(3,518,227)	59,111	—	3,109,000	(350,116)

State Street Bank and Trust Company	(672,650)	—	—	672,650	—

	$(4,840,306)	$59,111	$—	$3,781,650	$(999,545)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$50,774,544	$(22,705,174)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately $736,221,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $875 million unsecured credit facility with a group of banks, which is in effect through March 9, 2020. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,264,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2019 is $448,293 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

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Notes to Financial Statements — continued

9  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2019, the value of the Portfolio’s investment in affiliated companies and funds was $401,987,453, which represents 5.0% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$25,463,083	$—	$—	$—	$3,124,318	$28,587,401	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	792,324,282	2,462,278,558	(2,881,273,477)	(43,622)	114,311	373,400,052	8,040,114	373,400,052

Totals				$(43,622)	$3,238,629	$401,987,453	$8,040,114

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$6,848,155,232	$26,256,568	$6,874,411,800

Corporate Bonds & Notes	—	282,369,966	—	282,369,966

Asset-Backed Securities	—	255,902,006	—	255,902,006

Common Stocks	21,118,751	26,894,895	64,650,801	112,664,447

Miscellaneous	—	506,136	—	506,136

Short-Term Investments	—	373,400,052	—	373,400,052

Total Investments	$21,118,751	$7,787,228,287	$90,907,369	$7,899,254,407

Forward Foreign Currency Exchange Contracts	$—	$59,111	$—	$59,111

Total	$21,118,751	$7,787,287,398	$90,907,369	$7,899,313,518

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(4,840,306)	$—	$(4,840,306)

Total	$—	$(4,840,306)	$—	$(4,840,306)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio was approximately $10,668,000. In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Portfolio did not suffer any loss to the Portfolio’s net asset value as a result of the settlement. The attorneys’ fees and costs related to these actions were expensed by the Portfolio as incurred.

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Eaton Vance

Floating Rate Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

56

Eaton Vance

Floating-Rate Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

57

Eaton Vance

Floating-Rate Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

58

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

59

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.19

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 58

Federal Tax Information	20

Management and Organization	59

Important Notices	62

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2019, the U.S. floating-rate loan market delivered positive performance with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, posting a total return of 2.67%.

The period opened on a weak technical footing as year-end retail loan fund redemptions in November and December 2018 weighed on prices. Although the New Year brought renewed investor appetite for the asset class and performance improved from January through early spring, subsequent performance was muted amid a declining interest rate environment. However, strong institutional demand proved to be a stabilizing force that helped overall total returns for the asset class to remain positive. The average loan price within the Index began the year at $98.1 and ended the period at $95.4.

In contrast, issuer fundamentals painted a relatively benign picture. The Index par-weighted default rate began the period at 1.92% — below its long-term average — and fell to a monthly low of 0.93% in March, before settling at 1.43% to close the year.

At the same time, signs of market stress remained relatively low with the percentage of loans within the Index trading below $80, often referred to as the distress ratio, representing an average of less than 3% for the period.

At the beginning of the period, with U.S. economic data largely positive, U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate to 2.25%-2.50%. After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% in July — its first reduction in over a decade — followed by two more interest rate drops in September and October to end the period at 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Floating-Rate Advantage Fund (the Fund) returned 1.50% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 2.67%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit8 segments of the market, namely the CCC- and D (defaulted)- rating tiers within the Index. This positioning may help the Fund experience limited credit losses over the long run, but may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

The Fund’s overweight position to loans rated BB and B, and its underweight exposure to CCC- and D-rated loans, contributed to the Fund’s performance relative to the Index during the period. Loans rated CCC and D trailed the overall market during the period. However, the Fund’s lower average coupon yield, relative to the Index, detracted from Fund performance versus the Index.

Loan selection during the period also detracted from Fund returns relative to the Index, most notably in the retail, home furnishings, and financial intermediaries industries. Of the top 10 individual loan detractors to relative performance, all were underperforming issuers where the Fund had an overweight relative to the Index. In contrast, loan selection in the electronics/electrical industry, along with an underweight position in the oil and gas industry, and metals/minerals industry, contributed to returns relative to the Index during the period.

The Fund’s top nine relative contributors to performance versus the Index were underperforming loans within the Index that the Fund did not own. Additionally, the Fund’s use of leverage5 contributed to returns relative to the Index, which does not employ leverage, as the use of leverage amplified the return of the Fund’s underlying portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Andrew N. Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	1.59%	4.09%	5.61%
Class A at NAV	03/17/2008	08/04/1989	1.50	4.09	5.61
Class A with 2.25% Maximum Sales Charge	—	—	–0.77	3.62	5.37
Class C at NAV	03/15/2008	08/04/1989	1.08	3.57	5.09
Class C with 1% Maximum Sales Charge	—	—	0.11	3.57	5.09
Class I at NAV	03/15/2008	08/04/1989	1.84	4.35	5.88
Class R6 at NAV	05/31/2019	08/04/1989	1.86	4.36	5.88
S&P/LSTA Leveraged Loan Index	—	—	2.67%	3.83%	5.11%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6
	1.40%	1.40%	1.90%	1.15%	1.10%

% Total Leverage[5]
Borrowings					20.04%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2009	$17,273	N.A.
Class C	$10,000	10/31/2009	$16,441	N.A.
Class I	$250,000	10/31/2009	$442,623	N.A.
Class R6	$1,000,000	10/31/2009	$1,770,807	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Fund Profile6

Top 10 Issuers (% of total investments)7

Bausch Health Companies, Inc.	1.4%

Asurion, LLC	1.1

Reynolds Group Holdings, Inc.	1.1

Infor (US), Inc.	1.1

TransDigm, Inc.	1.0

CenturyLink, Inc.	1.0

Jaguar Holding Company II	1.0

Kronos Incorporated	0.9

Virgin Media Investment Holdings Limited	0.9

Restaurant Brands International	0.9

Total	10.4%

Top 10 Sectors (% of total investments)7

Electronics/Electrical	14.2%

Business Equipment and Services	8.3

Health Care	8.2

Telecommunications	5.8

Industrial Equipment	4.6

Drugs	4.5

Cable and Satellite Television	4.2

Chemicals and Plastics	4.1

Leisure Goods/Activities/Movies	4.0

Lodging and Casinos	3.8

Total	61.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2019, the Fund is managed by Craig P. Russ and Andrew N. Sveen.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019) for Advisers Class, Class A, Class C and Class I and (May 31, 2019 – October 31, 2019) for Class R6. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual*
Advisers Class	$1,000.00	$999.10	$9.67	1.92%
Class A	$1,000.00	$998.10	$9.67	1.92%
Class C	$1,000.00	$995.60	$12.17	2.42%
Class I	$1,000.00	$1,000.30	$8.42	1.67%
Class R6	$1,000.00	$1,005.30	$6.60	1.56%

Hypothetical**
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,015.50	$9.75	1.92%
Class A	$1,000.00	$1,015.50	$9.75	1.92%
Class C	$1,000.00	$1,013.00	$12.28	2.42%
Class I	$1,000.00	$1,016.80	$8.49	1.67%
Class R6	$1,000.00	$1,017.30	$7.93	1.56%

*

Class R6 had not commenced operations on May 1, 2019. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 154/365 for Class R6 (to reflect the period from the commencement of operations on May 31, 2019 to October 31, 2019). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019 (May 31, 2019 for Class R6). The Example reflects the expenses of both the Fund and Portfolio.

**

Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019 (May 31, 2019 for Class R6). The Example reflects the expenses of both the Fund and Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Senior Debt Portfolio, at value (identified cost, $7,619,276,433)	$7,250,827,328

Receivable for Fund shares sold	15,609,405

Total assets	$7,266,436,733

Liabilities

Payable for Fund shares redeemed	$39,310,732

Distributions payable	5,088,468

Payable to affiliates:

Administration fee	624,299

Distribution and service fees	822,667

Trustees’ fees	42

Accrued expenses	1,085,944

Total liabilities	$46,932,152

Net Assets	$7,219,504,581

Sources of Net Assets

Paid-in capital	$7,701,355,923

Accumulated loss	(481,851,342)

Total	$7,219,504,581

Advisers Class Shares

Net Assets	$139,515,754

Shares Outstanding	13,223,177

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.55

Class A Shares

Net Assets	$1,426,204,869

Shares Outstanding	135,141,884

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.55

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.79

Class C Shares

Net Assets	$754,873,219

Shares Outstanding	71,664,150

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.53

Class I Shares

Net Assets	$4,898,900,689

Shares Outstanding	464,264,699

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.55

Class R6 Shares

Net Assets	$10,050

Shares Outstanding	953

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.55

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income allocated from Portfolio	$599,071,811

Dividends allocated from Portfolio	8,635,845

Expenses, excluding interest expense, allocated from Portfolio	(47,453,569)

Interest expense allocated from Portfolio	(75,362,177)

Total investment income from Portfolio	$484,891,910

Expenses

Administration fee	$8,592,636

Distribution and service fees

Advisers Class	409,653

Class A	3,932,001

Class B	8,415

Class C	6,916,794

Trustees’ fees and expenses	500

Custodian fee	69,420

Transfer and dividend disbursing agent fees	5,670,168

Legal and accounting services	158,324

Printing and postage	1,003,822

Registration fees	469,763

Miscellaneous	89,958

Total expenses	$27,321,454

Net investment income	$457,570,456

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(124,413,676)

Foreign currency transactions	3,512,584

Forward foreign currency exchange contracts	55,216,998

Net realized loss	$(65,684,094)

Change in unrealized appreciation (depreciation) —

Investments	$(255,677,353)

Foreign currency	(1,596,522)

Forward foreign currency exchange contracts	(24,969,682)

Net change in unrealized appreciation (depreciation)	$(282,243,557)

Net realized and unrealized loss	$(347,927,651)

Net increase in net assets from operations	$109,642,805

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$457,570,456	$406,981,659

Net realized gain (loss)	(65,684,094)	98,503,551

Net change in unrealized appreciation (depreciation)	(282,243,557)	(74,854,286)

Net increase in net assets from operations	$109,642,805	$430,630,924

Distributions to shareholders —

Advisers Class	$(8,505,750)	$(8,360,453)

Class A	(81,817,211)	(76,292,849)

Class B	(67,772)	(149,479)

Class C	(43,286,960)	(46,010,906)

Class I	(323,568,039)	(276,105,833)

Class R6(1)	(232)	—

Total distributions to shareholders	$(457,245,964)	$(406,919,520)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$52,985,257	$132,681,136

Class A	368,743,874	788,789,552

Class B	11,194	32,724

Class C	128,232,965	231,478,024

Class I	2,452,493,994	4,521,432,007

Class R6(1)	10,000	—

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	8,441,832	8,308,054

Class A	72,477,500	68,890,209

Class B	50,528	107,843

Class C	36,564,941	39,356,999

Class I	265,788,131	221,813,737

Class R6(1)	232	—

Cost of shares redeemed

Advisers Class	(136,222,046)	(68,315,119)

Class A	(1,048,133,962)	(561,012,811)

Class B	(351,463)	(767,680)

Class C	(327,137,740)	(236,272,145)

Class I	(4,967,318,826)	(2,143,192,240)

Net asset value of shares converted(2)

Class A	239,244,578	1,535,642

Class B	(2,227,309)	(1,535,642)

Class C	(237,017,269)	—

Net increase (decrease) in net assets from Fund share transactions	$(3,093,363,589)	$3,003,330,290

Net increase (decrease) in net assets	$(3,440,966,748)	$3,027,041,694

Net Assets

At beginning of year	$10,660,471,329	$7,633,429,635

At end of year	$7,219,504,581	$10,660,471,329

(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

(2)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.940	$10.910	$10.740	$10.470	$10.940

Income (Loss) From Operations

Net investment income(1)	$0.558	$0.493	$0.463	$0.527	$0.504

Net realized and unrealized gain (loss)	(0.390)	0.029	0.170	0.270	(0.469)

Total income from operations	$0.168	$0.522	$0.633	$0.797	$0.035

Less Distributions

From net investment income	$(0.558)	$(0.492)	$(0.463)	$(0.527)	$(0.505)

Total distributions	$(0.558)	$(0.492)	$(0.463)	$(0.527)	$(0.505)

Net asset value — End of year	$10.550	$10.940	$10.910	$10.740	$10.470

Total Return(2)	1.59%	4.88%	5.99%	7.93%	0.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$139,516	$221,484	$148,322	$127,613	$156,112

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees(4)	0.99%	0.96%	0.95%	1.03%	1.02%

Interest and fee expense	0.87%	0.44%	0.34%	0.44%	0.35%

Total expenses(4)	1.86%	1.40%	1.29%	1.47%	1.37%

Net investment income	5.21%	4.51%	4.26%	5.10%	4.66%

Portfolio Turnover of the Portfolio	17%	29%	39%	38%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.950	$10.910	$10.740	$10.480	$10.950

Income (Loss) From Operations

Net investment income(1)	$0.559	$0.493	$0.462	$0.527	$0.504

Net realized and unrealized gain (loss)	(0.401)	0.039	0.171	0.261	(0.469)

Total income from operations	$0.158	$0.532	$0.633	$0.788	$0.035

Less Distributions

From net investment income	$(0.558)	$(0.492)	$(0.463)	$(0.528)	$(0.505)

Total distributions	$(0.558)	$(0.492)	$(0.463)	$(0.528)	$(0.505)

Net asset value — End of year	$10.550	$10.950	$10.910	$10.740	$10.480

Total Return(2)	1.50%	4.97%	5.99%	7.83%	0.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,426,205	$1,856,836	$1,553,486	$1,524,471	$1,684,665

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees(4)	0.99%	0.96%	0.94%	1.03%	1.01%

Interest and fee expense	0.88%	0.44%	0.34%	0.44%	0.35%

Total expenses(4)	1.87%	1.40%	1.28%	1.47%	1.36%

Net investment income	5.21%	4.50%	4.26%	5.10%	4.66%

Portfolio Turnover of the Portfolio	17%	29%	39%	38%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.920	$10.890	$10.720	$10.460	$10.920

Income (Loss) From Operations

Net investment income(1)	$0.503	$0.436	$0.408	$0.474	$0.449

Net realized and unrealized gain (loss)	(0.390)	0.030	0.170	0.261	(0.459)

Total income (loss) from operations	$0.113	$0.466	$0.578	$0.735	$(0.010)

Less Distributions

From net investment income	$(0.503)	$(0.436)	$(0.408)	$(0.475)	$(0.450)

Total distributions	$(0.503)	$(0.436)	$(0.408)	$(0.475)	$(0.450)

Net asset value — End of year	$10.530	$10.920	$10.890	$10.720	$10.460

Total Return(2)	1.08%	4.36%	5.47%	7.30%	(0.14)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$754,873	$1,192,124	$1,153,754	$1,101,121	$1,133,487

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees(4)	1.49%	1.46%	1.45%	1.53%	1.51%

Interest and fee expense	0.87%	0.44%	0.34%	0.44%	0.35%

Total expenses(4)	2.36%	1.90%	1.79%	1.97%	1.86%

Net investment income	4.71%	4.00%	3.76%	4.60%	4.16%

Portfolio Turnover of the Portfolio	17%	29%	39%	38%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.940	$10.910	$10.740	$10.470	$10.940

Income (Loss) From Operations

Net investment income(1)	$0.586	$0.521	$0.489	$0.551	$0.530

Net realized and unrealized gain (loss)	(0.392)	0.028	0.171	0.271	(0.468)

Total income from operations	$0.194	$0.549	$0.660	$0.822	$0.062

Less Distributions

From net investment income	$(0.584)	$(0.519)	$(0.490)	$(0.552)	$(0.532)

Total distributions	$(0.584)	$(0.519)	$(0.490)	$(0.552)	$(0.532)

Net asset value — End of year	$10.550	$10.940	$10.910	$10.740	$10.470

Total Return(2)	1.84%	5.14%	6.26%	8.19%	0.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,898,901	$7,387,447	$4,773,140	$2,409,972	$2,103,799

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees(4)	0.74%	0.71%	0.70%	0.78%	0.77%

Interest and fee expense	0.88%	0.44%	0.34%	0.44%	0.35%

Total expenses(4)	1.62%	1.15%	1.04%	1.22%	1.12%

Net investment income	5.47%	4.76%	4.50%	5.33%	4.89%

Portfolio Turnover of the Portfolio	17%	29%	39%	38%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2019(1)

Net asset value — Beginning of period	$10.740

Income (Loss) From Operations

Net investment income(2)	$0.247

Net realized and unrealized loss	(0.190)

Total income from operations	$0.057

Less Distributions

From net investment income	$(0.247)

Total distributions	$(0.247)

Net asset value — End of period	$10.550

Total Return(3)	0.53	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratios (as a percentage of average daily net assets):(5)

Expenses excluding interest and fees	0.62	%(6)

Interest and fee expense	0.94	%(6)

Total expenses	1.56	%(6)

Net investment income	5.48	%(6)

Portfolio Turnover of the Portfolio	17	%(4)(7)

(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. The Advisers Class, Class I and Class R6 shares are generally sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.7% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$457,245,964	$406,919,520

During the year ended October 31, 2019, accumulated loss was increased by $1,192,322 and paid-in capital was increased by $1,192,322 due to expired capital loss carryforwards and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassification had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$18,484,529

Deferred capital losses	$(135,680,627)

Net unrealized depreciation	$(359,566,776)

Distributions payable	$(5,088,468)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $135,680,627 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $135,680,627 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $8,592,636. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $242,890 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $76,357 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $409,653 for Advisers Class shares and $3,932,001 for Class A shares.

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to October 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $5,610 and $5,533,435 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $2,805 and $1,383,359 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to October 16, 2019, on redemptions of Class B shares made within four years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase.

For the year ended October 31, 2019, the Fund was informed that EVD received approximately $57,000 and $157,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $152,953,730 and $3,710,391,144, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2019	2018

Sales	4,932,149	12,125,128

Issued to shareholders electing to receive payments of distributions in Fund shares	790,265	759,447

Redemptions	(12,739,183)	(6,245,516)

Net increase (decrease)	(7,016,769)	6,639,059

	Year Ended October 31,
Class A	2019	2018

Sales	34,376,772	72,045,159

Issued to shareholders electing to receive payments of distributions in Fund shares	6,781,012	6,295,426

Redemptions	(98,071,392)	(51,262,186)

Converted from Class B shares	208,865	140,286

Converted from Class C shares	22,203,520	—

Net increase (decrease)	(34,501,223)	27,218,685

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2019(1)	2018

Sales	1,046	2,983

Issued to shareholders electing to receive payments of distributions in Fund shares	4,718	9,836

Redemptions	(32,715)	(70,092)

Converted to Class A shares	(208,281)	(139,993)

Net decrease	(235,232)	(197,266)

	Year Ended October 31,
Class C	2019	2018

Sales	11,974,968	21,181,508

Issued to shareholders electing to receive payments of distributions in Fund shares	3,428,531	3,603,962

Redemptions	(30,640,144)	(21,641,414)

Converted to Class A shares	(22,222,654)	—

Net increase (decrease)	(37,459,299)	3,144,056

	Year Ended October 31,
Class I	2019	2018

Sales	228,820,280	413,001,323

Issued to shareholders electing to receive payments of distributions in Fund shares	24,872,407	20,272,852

Redemptions	(464,448,589)	(195,909,688)

Net increase (decrease)	(210,755,902)	237,364,487

Class R6	Period Ended October 31, 2019(2)

Sales	931

Issued to shareholders electing to receive payments of distributions in Fund shares	22

Net increase	953

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.
(2)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 114.6%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.7%

Dynasty Acquisition Co., Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		6,910	$6,929,707

IAP Worldwide Services, Inc.

Revolving Loan, 1.44%, Maturing July 19, 2021(2)		944	901,666

Term Loan - Second Lien, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2020(3)		1,237	978,431

TransDigm, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023		55,842	55,650,284

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024		30,868	30,677,558

Wesco Aircraft Hardware Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020		12,407	12,406,507

WP CPP Holdings, LLC

Term Loan, 5.68%, (USD LIBOR + 3.75%), Maturing April 30, 2025(4)		20,004	19,703,679

			$127,247,832

Automotive — 2.7%

Adient US, LLC

Term Loan, 6.78%, (3 mo. USD LIBOR + 4.25%), Maturing May 6, 2024		3,017	$2,954,575

American Axle and Manufacturing, Inc.

Term Loan, 4.10%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)		24,330	23,265,997

Autokiniton US Holdings, Inc.

Term Loan, 8.16%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		9,801	9,408,900

Bright Bidco B.V.

Term Loan, 5.50%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		20,386	10,388,119

Chassix, Inc.

Term Loan, 7.88%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		7,172	6,723,984

CS Intermediate Holdco 2, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 2, 2023		4,001	3,826,791

Dayco Products, LLC

Term Loan, 6.37%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		11,822	10,462,798

Garrett LX III S.a.r.l.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 27, 2025	EUR	6,050	6,702,577

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 3.97%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2025		11,325	11,145,691

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

IAA, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing August 28, 2026		7,338	$7,379,439

Panther BF Aggregator 2 L.P.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		35,675	35,228,634

Tenneco, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		40,817	37,347,155

Thor Industries, Inc.

Term Loan, 5.81%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		10,751	10,502,693

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	6,672	7,413,375

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		14,643	14,549,304

Visteon Corporation

Term Loan, 3.60%, (USD LIBOR + 1.75%), Maturing March 25, 2024(4)		2,500	2,490,625

			$199,790,657

Beverage and Tobacco — 0.2%

Arterra Wines Canada, Inc.

Term Loan, 4.91%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		4,779	$4,751,712

Flavors Holdings, Inc.

Term Loan, 7.85%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		11,387	10,248,239

Term Loan - Second Lien, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		2,000	1,550,000

			$16,549,951

Brokerage / Securities Dealers / Investment Houses — 0.1%

Blackstone Mortgage Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing April 23, 2026		2,863	$2,877,127

OZ Management L.P.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		1,465	1,466,831

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 9.43%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023		3,800	3,809,500

			$8,153,458

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development — 3.2%

American Builders & Contractors Supply Co., Inc.

Term Loan, Maturing January 15, 2027(5)	25,775	$25,777,681

APi Group DE, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	16,300	16,384,890

Brookfield Property REIT, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	11,271	11,111,654

Core & Main L.P.

Term Loan, 4.81%, (USD LIBOR + 2.75%), Maturing August 1, 2024(4)	21,431	21,002,466

CPG International, Inc.

Term Loan, 5.93%, (12 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	15,064	14,880,541

DTZ U.S. Borrower, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	55,208	55,440,841

Henry Company, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	7,609	7,602,023

NCI Building Systems, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	10,347	10,032,666

Quikrete Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	21,771	21,706,575

RE/MAX International, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	16,287	16,266,644

Realogy Group, LLC

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	8,106	7,768,469

Summit Materials Companies I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	2,039	2,045,665

Werner FinCo L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	13,404	12,833,927

WireCo WorldGroup, Inc.

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	4,738	4,607,843

Term Loan - Second Lien, 10.79%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	8,525	8,226,625

		$235,688,510

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 9.9%

Acosta Holdco, Inc.

Term Loan, 7.00%, (USD Prime + 2.25%), Maturing September 26, 2021		10,542	$3,226,471

Adtalem Global Education, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		6,246	6,255,694

AlixPartners, LLP

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	9,378	10,504,900

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		26,989	27,011,076

Allied Universal Holdco, LLC

Term Loan, 4.25%, Maturing July 10, 2026(2)		1,628	1,619,473

Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		16,447	16,356,675

Altran Technologies S.A.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	23,518	26,329,813

AppLovin Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		34,512	34,259,917

Belfor Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		6,783	6,816,915

Bracket Intermediate Holding Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		9,614	9,505,513

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.24%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		7,828	7,622,557

Camelot U.S. Acquisition 1 Co.

Term Loan, Maturing October 25, 2026(5)		13,900	13,946,329

Ceridian HCM Holding, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		29,526	29,632,181

Change Healthcare Holdings, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2024		40,800	40,618,421

CM Acquisition Co.

Term Loan, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023		2,804	2,753,081

Cypress Intermediate Holdings III, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		24,651	24,305,891

Deerfield Dakota Holding, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025		14,722	14,276,329

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc.

Term Loan, 5.74%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)	13,322	$13,155,598

EIG Investors Corp.

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	39,979	37,980,238

Garda World Security Corporation

Term Loan, Maturing October 17, 2026(5)	13,075	13,017,797

IG Investment Holdings, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	31,177	30,786,892

IRI Holdings, Inc.

Term Loan, 6.62%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025	21,488	20,198,368

Iron Mountain, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	9,333	9,227,880

J.D. Power and Associates

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	9,573	9,584,577

KAR Auction Services, Inc.

Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	7,100	7,136,977

Kronos Incorporated

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	85,094	84,996,400

KUEHG Corp.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	31,212	30,892,189

Term Loan - Second Lien, 10.35%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	4,075	4,075,000

Monitronics International, Inc.

Term Loan, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing March 29, 2024	15,475	13,695,772

PGX Holdings, Inc.

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	12,799	11,369,422

Ping Identity Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	3,053	3,053,040

Pre-Paid Legal Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	11,745	11,664,501

Prime Security Services Borrower, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing September 23, 2026	13,763	13,320,350

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Prometric Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		5,620	$5,493,267

Red Ventures, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		17,222	17,211,573

ServiceMaster Company

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023		1,599	1,601,619

Spin Holdco, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		43,217	42,068,655

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing July 31, 2025	EUR	7,813	8,776,525

Trans Union, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		9,211	9,242,299

Term Loan, 3.80%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025		4,828	4,845,158

Vestcom Parent Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		1,806	1,683,896

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		11,336	11,024,611

West Corporation

Term Loan, 5.43%, (USD LIBOR + 3.50%), Maturing October 10, 2024(4)		5,012	4,187,787

Term Loan, 5.90%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)		16,721	14,028,633

Zephyr Bidco Limited

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing July 23, 2025	EUR	5,025	5,532,925

Zephyr Bidco Limited

Term Loan, 5.21%, (3 mo. GBP LIBOR + 4.50%), Maturing July 23, 2025	GBP	8,725	10,944,032

			$725,837,217

Cable and Satellite Television — 5.1%

Altice France S.A.

Term Loan, 5.61%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		10,918	$10,683,784

Term Loan, 5.92%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		7,054	6,965,578

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Charter Communications Operating, LLC

Term Loan, 3.58%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		40,072	$40,277,771

CSC Holdings, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		48,022	47,856,691

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		13,821	13,761,825

Term Loan, 4.33%, (2 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		3,209	3,209,108

MCC Iowa, LLC

Term Loan, 3.82%, (1 week USD LIBOR + 2.00%), Maturing January 15, 2025		5,842	5,869,054

Mediacom Illinois, LLC

Term Loan, 3.57%, (1 week USD LIBOR + 1.75%), Maturing February 15, 2024		4,640	4,636,223

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	8,946	9,819,376

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		21,166	20,530,856

Telenet Financing USD, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		35,250	35,268,365

Telenet International Finance S.a.r.l.

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing December 15, 2027	EUR	14,965	16,781,740

Virgin Media Bristol, LLC

Term Loan, 4.42%, (3 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		43,350	43,214,531

Virgin Media SFA Finance Limited

Term Loan, 3.96%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	16,075	20,755,518

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	13,800	15,363,878

Ziggo B.V.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	21,925	24,348,140

Ziggo Secured Finance Partnership

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		54,458	53,904,022

			$373,246,460

Chemicals and Plastics — 5.0%

Advanced Drainage Systems, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		3,366	$3,383,952

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Alpha 3 B.V.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		14,131	$13,890,541

Aruba Investments, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		11,051	11,016,328

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		32,179	32,188,822

Caldic B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing July 18, 2024	EUR	500	551,376

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing July 18, 2024	EUR	1,500	1,654,129

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	5,771	6,291,597

Emerald Performance Materials, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		3,597	3,569,576

Ferro Corporation

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,437	3,408,399

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,666	3,635,277

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,746	3,714,305

Flint Group GmbH

Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing September 7, 2021	EUR	1,219	1,126,156

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		1,954	1,559,487

Flint Group US, LLC

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,925	2,334,516

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		11,820	9,433,615

Gemini HDPE, LLC

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		13,017	12,967,795

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	18,800	20,897,749

INEOS Enterprises Holdings Limited

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing August 28, 2026	EUR	2,325	2,594,153

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 6.12%, (3 mo. USD LIBOR + 4.00%), Maturing August 31, 2026		3,100	$3,109,687

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	15,896	17,488,269

Inovyn Finance PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing November 10, 2025	EUR	11,093	12,397,436

Kraton Polymers, LLC

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	1,855	2,070,521

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		6,654	6,637,824

Messer Industries GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 1, 2026	EUR	4,575	5,122,692

Minerals Technologies, Inc.

Term Loan, 4.14%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		13,866	13,941,488

Momentive Performance Materials, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		4,236	4,169,443

Platform Specialty Products Corporation

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		9,131	9,175,231

PMHC II, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing March 31, 2025		14,952	12,111,173

PQ Corporation

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		24,965	24,996,642

Pregis TopCo Corporation

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		7,575	7,480,312

Proampac PG Borrower, LLC

Term Loan, 5.53%, (USD LIBOR + 3.50%), Maturing November 20, 2023(4)		12,938	12,237,631

Spectrum Holdings III Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		14,573	12,447,928

Starfruit Finco B.V.

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		17,271	16,898,492

Trinseo Materials Operating S.C.A.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing September 6, 2024		4,007	3,982,761

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Tronox Finance, LLC

Term Loan, 4.66%, (USD LIBOR + 2.75%), Maturing September 23, 2024(4)		38,006	$37,715,185

Univar, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		32,966	33,172,485

Venator Materials Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		580	570,478

			$369,943,451

Clothing / Textiles — 0.1%

Tumi, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		4,927	$4,837,282

			$4,837,282

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp.

Term Loan, 3.50%, (3 mo. EURIBOR + 2.50%, Floor 1.00%), Maturing June 27, 2024	EUR	1,924	$2,157,709

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,245	2,214,081

SGB-SMIT Management GmbH

Term Loan, 5.00%, (4.50% cash (EURIBOR + 4.50%), 0.50% PIK), Maturing July 18, 2024	EUR	8,722	5,034,300

			$9,406,090

Containers and Glass Products — 2.7%

Berry Global, Inc.

Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		8,749	$8,787,141

Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		10,089	10,126,843

Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), Maturing July 1, 2026	EUR	3,741	4,209,290

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		12,095	12,153,649

BWAY Holding Company

Term Loan, 5.23%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		11,274	10,991,282

Flex Acquisition Company, Inc.

Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing December 29, 2023(4)		35,700	33,753,262

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		5,141	4,866,061

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Libbey Glass, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021	13,946	$10,389,567

Pelican Products, Inc.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	9,976	9,427,538

Reynolds Group Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	71,455	71,552,945

Trident TPI Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024	20,814	19,652,132

		$195,909,710

Cosmetics / Toiletries — 0.5%

KIK Custom Products, Inc.

Term Loan, 5.80%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	36,924	$34,892,900

		$34,892,900

Drugs — 4.9%

Akorn, Inc.

Term Loan, 8.81%, (8.06% cash (1 mo. USD LIBOR + 6.25%), 0.75% PIK), Maturing April 16, 2021	19,886	$18,481,679

Albany Molecular Research, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	10,483	10,188,250

Alkermes, Inc.

Term Loan, 4.41%, (3 mo. USD LIBOR + 2.25%), Maturing March 23, 2023	13,195	13,154,112

Amneal Pharmaceuticals, LLC

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	27,253	20,916,862

Arbor Pharmaceuticals, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	21,895	20,088,926

Bausch Health Companies, Inc.

Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	78,746	79,118,038

Catalent Pharma Solutions, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	10,323	10,350,997

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	44,238	40,651,324

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Horizon Pharma, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026		13,469	$13,521,155

Jaguar Holding Company II

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022		88,500	88,426,641

Mallinckrodt International Finance S.A.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		38,188	30,024,925

Term Loan, 5.18%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025		15,266	11,983,454

			$356,906,363

Ecological Services and Equipment — 1.1%

Advanced Disposal Services, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023		34,377	$34,477,237

EnergySolutions, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		20,281	19,089,917

GFL Environmental, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025		23,449	23,410,509

US Ecology, Inc.

Term Loan, Maturing August 14, 2026(5)		3,100	3,117,438

			$80,095,101

Electronics / Electrical — 17.3%

Almonde, Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		35,400	$33,917,427

Applied Systems, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		48,584	48,419,413

Term Loan - Second Lien, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		4,000	4,062,500

Aptean, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		6,642	6,595,964

Avast Software B.V.

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023		6,468	6,502,401

Banff Merger Sub, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,523	3,884,185

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Banff Merger Sub, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		41,993	$39,188,616

Barracuda Networks, Inc.

Term Loan, 5.40%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		10,677	10,642,424

Canyon Valor Companies, Inc.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 16, 2023	EUR	2,940	3,281,712

Canyon Valor Companies, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		17,807	17,819,811

Carbonite, Inc.

Term Loan, 5.68%, (3 mo. USD LIBOR + 3.75%), Maturing March 26, 2026		5,145	5,146,196

Celestica, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 2.13%), Maturing June 27, 2025		4,765	4,663,438

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		4,789	4,728,952

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		10,083	9,604,094

CommScope, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026		22,650	22,317,317

CPI International, Inc.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		15,227	14,770,414

Datto, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026		4,514	4,549,422

ECI Macola/Max Holding, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		10,141	10,091,088

Electro Rent Corporation

Term Loan, 6.94%, (USD LIBOR + 5.00%), Maturing January 31, 2024(4)		19,623	19,733,439

Energizer Holdings, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025		6,395	6,395,830

Entegris, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 6, 2025		3,300	3,318,625

Epicor Software Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		46,003	45,921,608

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

EXC Holdings III Corp.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing December 2, 2024	EUR	1,719	$1,912,824

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		3,569	3,511,353

Go Daddy Operating Company, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024		59,001	59,140,423

Hyland Software, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		59,956	59,656,093

Term Loan - Second Lien, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing July 7, 2025		7,034	7,076,006

Infoblox, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		16,601	16,614,752

Infor (US), Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		98,748	98,933,196

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	755	847,796

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		62,690	62,869,733

MA FinanceCo., LLC

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		31,390	31,242,924

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		5,548	5,400,846

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		14,677	12,878,705

Marcel LUX IV S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026		3,781	3,691,201

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 16, 2026	EUR	2,850	3,180,988

MaxLinear, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing May 12, 2024		6,947	6,930,000

Mirion Technologies, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		5,350	5,369,035

MKS Instruments, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026		4,265	4,275,970

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

MTS Systems Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	3,568	$3,568,294

NCR Corporation

Term Loan, 4.29%, (1 week USD LIBOR + 2.50%), Maturing August 8, 2026	10,950	11,035,476

Renaissance Holding Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	15,965	15,473,178

Term Loan - Second Lien, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	2,175	2,059,001

Seattle Spinco, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	37,468	36,473,243

SGS Cayman L.P.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	3,578	3,541,174

SkillSoft Corporation

Term Loan, 6.95%, (6 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	57,765	46,320,504

SolarWinds Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	73,630	73,670,433

Solera, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	51,655	51,295,160

Sparta Systems, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	3,921	3,333,044

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	20,263	20,321,816

SS&C Technologies, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	7,622	7,649,628

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	31,042	31,131,277

SurveyMonkey, Inc.

Term Loan, 5.54%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	9,365	9,318,573

Sutherland Global Services, Inc.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	15,372	15,212,170

Tibco Software, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2026	24,085	24,005,021

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

TriTech Software Systems

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	4,072	$3,715,335

TTM Technologies, Inc.

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	11,983	11,803,275

Uber Technologies

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	43,058	42,391,750

Term Loan, 5.91%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	34,050	33,607,597

Ultimate Software Group, Inc. (The)

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	21,200	21,270,660

Ultra Clean Holdings, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	10,888	10,615,835

Verifone Systems, Inc.

Term Loan, 6.14%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	19,198	18,051,680

Veritas Bermuda, Ltd.

Term Loan, 6.34%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)	26,097	24,278,087

Vero Parent, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	26,249	25,683,298

Vungle, Inc.

Term Loan, 7.30%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	7,725	7,618,781

Western Digital Corporation

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	11,793	11,777,793

		$1,274,308,804

Equipment Leasing — 0.9%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 3.60%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025	40,436	$40,640,805

Delos Finance S.a.r.l.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023	18,563	18,639,070

Flying Fortress, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing October 30, 2022	6,825	6,853,153

IBC Capital Limited

Term Loan, 5.90%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	3,177	3,146,970

		$69,279,998

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 3.5%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026		5,636	$5,593,606

Aretec Group, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		21,269	19,913,429

Citco Funding, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		24,244	24,137,497

Claros Mortgage Trust, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing August 10, 2026		7,075	7,092,687

Clipper Acquisitions Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		12,208	12,177,044

Ditech Holding Corporation

Term Loan, Maturing June 30, 2022(6)		28,127	11,391,282

EIG Management Company, LLC

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		2,783	2,786,103

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	9,550	10,671,083

FinCo. I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		9,939	9,966,317

Focus Financial Partners, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		16,657	16,714,826

Franklin Square Holdings L.P.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		6,757	6,794,676

Greenhill & Co., Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		7,654	7,424,137

GreenSky Holdings, LLC

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		14,209	14,013,256

Guggenheim Partners, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		35,260	34,874,675

Harbourvest Partners, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025		7,040	7,047,765

LPL Holdings, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		19,664	19,700,896

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Ocwen Loan Servicing, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing December 7, 2020		3,644	$3,587,723

Starwood Property Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		4,150	4,160,375

StepStone Group L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing March 27, 2025		6,550	6,566,626

Victory Capital Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 1, 2026		15,725	15,813,864

Virtus Investment Partners, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.25%), Maturing June 1, 2024		9,335	9,368,158

Walker & Dunlop, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2025		4,451	4,469,453

			$254,265,478

Food Products — 3.7%

Alphabet Holding Company, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		38,401	$35,165,673

B&G Foods, Inc.

Term Loan, 4.48%, (2 mo. USD LIBOR + 2.50%), Maturing September 17, 2026		3,075	3,083,327

Badger Buyer Corp.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		12,920	11,110,974

Del Monte Foods, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		15,570	13,506,636

Froneri International PLC

Term Loan, 2.63%, (2 mo. EURIBOR + 2.63%), Maturing January 31, 2025	EUR	18,875	21,179,568

Term Loan, 3.96%, (1 mo. GBP LIBOR + 3.25%), Maturing January 31, 2025	GBP	10,090	13,074,648

Hearthside Food Solutions, LLC

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		13,257	12,315,927

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		6,327	5,979,192

HLF Financing S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		28,640	28,762,678

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Jacobs Douwe Egberts International B.V.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		22,212	$22,253,139

JBS USA Lux S.A.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026		56,765	57,035,064

Nomad Foods Europe Midco Limited

Term Loan, 4.16%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		21,135	21,095,645

Post Holdings, Inc.

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		943	945,974

Sunshine Investments B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	13,118	14,684,934

Valeo F1 Company Limited (Ireland)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	8,500	9,436,600

			$269,629,979

Food Service — 2.2%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		77,243	$77,483,922

Aramark Services, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		8,977	9,004,929

IRB Holding Corp.

Term Loan, 5.22%, (3 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		33,444	33,246,816

NPC International, Inc.

Term Loan, 5.43%, (3 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		13,060	7,443,937

Restaurant Technologies, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		8,203	8,233,724

US Foods, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		26,479	26,594,504

			$162,007,832

Food / Drug Retailers — 0.5%

Albertsons, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2025		4,763	$4,792,810

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2026		13,666	13,753,538

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)

Diplomat Pharmacy, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		4,907	$4,416,079

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	7,273	5,181,045

Term Loan, 6.02%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	6,773	5,588,524

			$33,731,996

Forest Products — 0.1%

Clearwater Paper Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 26, 2026		4,075	$4,080,094

			$4,080,094

Health Care — 9.4%

Acadia Healthcare Company, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing February 16, 2023		1,291	$1,294,644

ADMI Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		9,167	9,040,746

Alliance Healthcare Services, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		9,528	8,432,346

Term Loan - Second Lien, 11.79%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		5,175	5,136,188

athenahealth, Inc.

Term Loan, 6.68%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		24,477	24,323,872

Athletico Management, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		7,444	7,462,359

ATI Holdings Acquisition, Inc.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing May 10, 2023		1,955	1,876,364

Avantor, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		8,627	8,675,234

BioClinica, Inc.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		12,959	12,505,336

BW NHHC Holdco, Inc.

Term Loan, 6.80%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		11,652	9,671,575

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Carestream Dental Equipment, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		3,617	$3,370,950

Certara L.P.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2024		7,598	7,503,136

CHG Healthcare Services, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		31,901	31,891,513

Concentra, Inc.

Term Loan, 4.54%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2022		11,624	11,648,522

CPI Holdco, LLC

Term Loan, 5.54%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		14,025	14,024,888

CryoLife, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		5,183	5,195,644

CTC AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	17,827	19,766,567

Elsan SAS

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing October 31, 2024	EUR	8,750	9,826,667

Ensemble RCM, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		6,050	6,059,831

Envision Healthcare Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		70,822	57,543,266

Gentiva Health Services, Inc.

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		27,083	27,159,299

Greatbatch Ltd.

Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		4,629	4,656,586

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		39,576	39,681,316

Hanger, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		23,514	23,595,273

Inovalon Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		15,623	15,671,660

IQVIA, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025		10,045	10,084,758

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Medical Solutions, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing June 14, 2024	13,635	$13,583,782

MPH Acquisition Holdings, LLC

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	28,469	26,783,058

National Mentor Holdings, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	349	350,361

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	6,197	6,214,240

Navicure, Inc.

Term Loan, 5.87%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	10,725	10,644,563

One Call Corporation

Term Loan, 7.41%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	15,479	13,350,389

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.31%, (3 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	56,027	53,576,140

Parexel International Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	19,175	18,335,802

Phoenix Guarantor, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026	23,990	23,984,885

Radiology Partners Holdings, LLC

Term Loan, 6.66%, (USD LIBOR + 4.75%), Maturing July 9, 2025(4)	5,403	5,260,819

RadNet, Inc.

Term Loan, 5.54%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023	10,408	10,398,300

Select Medical Corporation

Term Loan, 4.58%, (USD LIBOR + 2.50%), Maturing March 6, 2025(4)	30,033	29,967,189

Sotera Health Holdings, LLC

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	23,644	23,397,862

Surgery Center Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	13,815	13,383,428

Team Health Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	24,741	19,390,724

Tecomet, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2024	12,251	12,155,170

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

U.S. Anesthesia Partners, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024		5,699	$5,467,175

Verscend Holding Corp.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		23,858	23,923,074

Viant Medical Holdings, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		4,234	3,962,708

			$690,228,209

Home Furnishings — 0.5%

Serta Simmons Bedding, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		61,427	$36,364,910

			$36,364,910

Industrial Equipment — 5.7%

AI Alpine AT Bidco GmbH

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing October 31, 2025	EUR	5,500	$6,009,551

Altra Industrial Motion Corp.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		8,838	8,824,385

Apex Tool Group, LLC

Term Loan, 7.29%, (1 mo. USD LIBOR + 5.50%), Maturing August 1, 2024		20,526	19,583,187

Carlisle Foodservice Products, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		12,044	11,396,927

Clark Equipment Company

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		17,276	17,302,757

Coherent Holding GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing November 7, 2023	EUR	4,820	5,417,681

Columbus McKinnon Corporation

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.50%), Maturing January 31, 2024		5,322	5,337,360

CPM Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		7,369	7,232,671

Delachaux Group S.A.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing March 28, 2026	EUR	4,650	5,191,008

Term Loan, 6.50%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026		5,900	5,888,938

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	2,644	$2,905,020

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	6,611	7,262,588

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		13,452	13,300,413

DXP Enterprises, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		5,219	5,247,854

Dynacast International, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		12,520	11,581,199

Engineered Machinery Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		14,796	14,340,170

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		2,025	2,001,873

EWT Holdings III Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		29,060	29,114,297

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	4,162	4,676,270

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		50,500	50,544,616

Gardner Denver, Inc.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	3,136	3,521,095

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		5,239	5,258,601

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	7,874	8,648,241

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		31,006	30,440,926

LTI Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,470	5,045,844

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		2,450	2,352,000

Milacron, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		17,357	17,356,588

Minimax Viking GmbH

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 31, 2025	EUR	3,471	3,905,604

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	23,125	$25,794,529

Robertshaw US Holding Corp.

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2025		24,683	22,276,691

Shape Technologies Group, Inc.

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025		14,227	13,018,102

Terex Corporation

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing January 31, 2024		8,856	8,854,809

Thermon Industries, Inc.

Term Loan, 5.78%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		3,406	3,414,452

Titan Acquisition Limited

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		34,038	32,293,896

Welbilt, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		4,291	4,262,616

			$419,602,759

Insurance — 3.6%

Alliant Holdings Intermediate, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		7,290	$7,121,088

Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		5,761	5,675,053

AmWINS Group, Inc.

Term Loan, 4.58%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		46,681	46,697,883

Asurion, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		28,155	28,202,995

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		42,409	42,481,947

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,469	2,473,996

Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		28,200	28,388,009

Financiere CEP S.A.S.

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	3,425	3,845,369

Hub International Limited

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		34,687	34,009,095

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

NFP Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		34,920	$33,959,481

USI, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		33,785	32,840,118

			$265,695,034

Leisure Goods / Activities / Movies — 4.9%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		16,781	$16,786,202

Amer Sports Oyj

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	37,975	42,313,778

Ancestry.com Operations, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		44,000	39,379,643

BidFair MergeRight, Inc.

Term Loan, 7.41%, (USD LIBOR + 5.50%), Maturing January 15, 2027(4)		7,064	6,922,936

Bombardier Recreational Products, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		33,619	33,598,479

ClubCorp Holdings, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		21,566	19,042,619

Crown Finance US, Inc.

Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	3,549	3,976,375

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		18,733	18,524,999

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		32,796	32,375,625

Emerald Expositions Holding, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		14,021	13,389,584

Etraveli Holding AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 2, 2024	EUR	9,350	10,493,227

Lindblad Expeditions, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		1,177	1,183,225

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		4,706	4,732,899

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Live Nation Entertainment, Inc.

Term Loan, 3.69%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2026		12,985	$13,005,485

Merlin Entertainments PLC

Term Loan, Maturing October 16, 2026(5)		5,436	5,472,986

Term Loan, Maturing October 17, 2026(5)		714	719,295

NASCAR Holdings, Inc.

Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		9,075	9,131,093

Sabre GLBL, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		6,639	6,657,082

SeaWorld Parks & Entertainment, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		21,239	21,212,163

SRAM, LLC

Term Loan, 4.60%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		11,122	11,135,169

Steinway Musical Instruments, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		6,661	6,585,569

Travel Leaders Group, LLC

Term Loan, 5.82%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		14,556	14,501,166

UFC Holdings, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2026		17,057	17,071,598

Vue International Bidco PLC

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 14, 2026	EUR	7,883	8,858,791

Term Loan, Maturing June 18, 2026(5)	EUR	1,417	1,592,906

			$358,662,894

Lodging and Casinos — 4.7%

Aimbridge Acquisition Co., Inc.

Term Loan, 5.57%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026		3,408	$3,420,569

Aristocrat Technologies, Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		11,122	11,161,678

Azelis Finance S.A.

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing November 7, 2025	EUR	3,750	4,211,128

Boyd Gaming Corporation

Term Loan, 3.96%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		5,431	5,446,554

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Churchill Downs Incorporated

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,439	$3,453,795

CityCenter Holdings, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		59,547	59,615,774

Eldorado Resorts, LLC

Term Loan, 4.21%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		4,929	4,928,185

ESH Hospitality, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		22,140	22,197,406

Four Seasons Hotels Limited

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		7,154	7,183,981

Golden Nugget, Inc.

Term Loan, 4.69%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		50,785	50,763,084

GVC Holdings PLC

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	22,500	25,285,586

Term Loan, 4.45%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		15,859	15,901,445

Hanjin International Corp.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		5,225	5,211,937

MGM Growth Properties Operating Partnership L.P.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		32,064	32,183,882

Playa Resorts Holding B.V.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		14,243	13,925,032

Richmond UK Bidco Limited

Term Loan, 4.96%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	2,739	3,441,791

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	11,450	12,916,502

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		47,338	47,579,233

VICI Properties 1, LLC

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		20,222	20,316,390

			$349,143,952

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.5%

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(3)(7)		378	$298,822

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%), Maturing July 29, 2020		4,293	4,292,776

Term Loan, Maturing October 17, 2022(6)		17,992	6,388,942

Noranda Aluminum Acquisition Corporation

Term Loan, Maturing February 28, 2020(6)		2,904	174,237

Oxbow Carbon, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		8,400	8,394,490

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	14,875	15,829,710

			$35,378,977

Oil and Gas — 2.9%

Ameriforge Group, Inc.

Term Loan, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		14,972	$14,971,965

Apergy Corporation

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		3,554	3,545,289

Blackstone CQP Holdco L.P.

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		12,344	12,318,350

Buckeye Partners L.P.

Term Loan, Maturing November 15, 2026(5)		29,450	29,620,251

Centurion Pipeline Company, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		3,449	3,455,404

CITGO Holding, Inc.

Term Loan, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing August 1, 2023		3,000	3,041,718

CITGO Petroleum Corporation

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021		15,422	15,436,437

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing March 28, 2024		30,420	30,495,680

Delek US Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025		7,342	7,259,457

Fieldwood Energy, LLC

Term Loan, 7.18%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022		26,962	22,145,806

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Matador Bidco S.a.r.l.

Term Loan, Maturing June 12, 2026(5)		7,000	$7,008,750

McDermott Technology Americas, Inc.

Term Loan, Maturing October 21, 2021(5)		7,656	7,656,260

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing May 9, 2025		19,213	11,774,560

Prairie ECI Acquiror L.P.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026		10,725	10,468,050

PSC Industrial Holdings Corp.

Term Loan, 5.67%, (1 mo. USD LIBOR + 3.75%), Maturing October 11, 2024		11,388	11,378,352

Sheridan Investment Partners II L.P.

DIP Loan, 8.86%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020		834	830,097

DIP Loan, 8.92%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020		834	830,097

Term Loan, Maturing December 16, 2020(6)		318	155,628

Term Loan, Maturing December 16, 2020(6)		852	417,296

Term Loan, Maturing December 16, 2020(6)		6,122	2,999,812

Sheridan Production Partners I, LLC

Term Loan, Maturing November 15, 2019(6)		776	604,324

Term Loan, Maturing November 15, 2019(6)		1,271	989,387

Term Loan, Maturing November 15, 2019(6)		9,593	7,466,608

UGI Energy Services, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026		12,120	12,180,223

			$217,049,801

Publishing — 1.0%

Getty Images, Inc.

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), Maturing February 19, 2026	EUR	4,000	$4,450,046

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026		13,548	13,285,140

Harland Clarke Holdings Corp.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023		16,631	13,050,205

LSC Communications, Inc.

Term Loan, 7.29%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022		6,164	5,092,720

Nielsen Finance, LLC

Term Loan, 3.94%, (1 mo. USD LIBOR + 2.00%), Maturing October 4, 2023		15,210	15,177,084

ProQuest, LLC

Term Loan, Maturing October 23, 2026(5)		17,725	17,758,234

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

Tweddle Group, Inc.

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	2,196	$1,959,108

		$70,772,537

Radio and Television — 2.7%

ALM Media Holdings, Inc.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	5,442	$5,296,188

AP NMT Acquisition B.V.

Term Loan, 7.84%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	5,055	5,090,187

Cumulus Media New Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing March 31, 2026	6,075	6,115,818

Diamond Sports Group, LLC

Term Loan, 5.08%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	36,175	36,378,484

Entercom Media Corp.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	6,781	6,802,197

Entravision Communications Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	9,292	9,029,054

Gray Television, Inc.

Term Loan, 4.51%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	9,776	9,812,785

Hubbard Radio, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	10,373	10,366,320

iHeartCommunications, Inc.

Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	3,999	4,017,740

Mission Broadcasting, Inc.

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	4,012	4,020,761

Nexstar Broadcasting, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	20,192	20,234,787

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	6,200	6,234,100

Sinclair Television Group, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	17,140	17,145,660

Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	7,550	7,570,762

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Univision Communications, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	49,983	$48,287,222

		$196,402,065

Retailers (Except Food and Drug) — 2.2%

Apro, LLC

Term Loan, 5.83%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	2,645	$2,647,889

Ascena Retail Group, Inc.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	19,158	10,593,016

Bass Pro Group, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	9,359	8,993,999

BJ’s Wholesale Club, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	16,444	16,473,996

CDW, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	19,854	19,908,579

Coinamatic Canada, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	1,411	1,372,204

David’s Bridal, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing December 31, 2019	1,756	1,738,286

Term Loan, 9.61%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	2,216	1,911,486

Term Loan, 10.11%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	8,421	3,522,898

Global Appliance, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	4,185	4,038,794

Go Wireless, Inc.

Term Loan, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	2,840	2,748,039

Hoya Midco, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	10,327	10,055,854

J. Crew Group, Inc.

Term Loan, 4.91%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	22,532	17,730,730

LSF9 Atlantis Holdings, LLC

Term Loan, 7.94%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	14,145	13,219,617

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

PetSmart, Inc.

Term Loan, 5.93%, (1 mo. USD LIBOR + 4.00%), Maturing March 11, 2022	36,253	$35,392,119

PFS Holding Corporation

Term Loan, 5.43%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	11,288	4,402,348

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	6,024	1,521,006

Radio Systems Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	5,939	5,857,025

		$162,127,885

Steel — 1.6%

Atkore International, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	35,334	$35,385,237

GrafTech Finance, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	30,270	29,096,713

Neenah Foundry Company

Term Loan, 8.47%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	7,362	7,214,806

Phoenix Services International, LLC

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	8,448	7,814,851

Zekelman Industries, Inc.

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	38,104	38,094,326

		$117,605,933

Surface Transport — 0.6%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	3,715	$3,725,649

Agro Merchants NAI Holdings, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	13,801	13,714,365

Kenan Advantage Group, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	3,369	3,229,842

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	14,253	13,665,298

Stena International S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	5,904	5,749,346

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Surface Transport (continued)

XPO Logistics, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		2,789	$2,797,318

			$42,881,818

Telecommunications — 7.1%

CenturyLink, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		90,233	$89,574,714

Ciena Corporation

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing September 26, 2025		14,033	14,114,376

Colorado Buyer, Inc.

Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		19,489	16,468,068

Digicel International Finance Limited

Term Loan, 5.34%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		19,724	16,847,286

eircom Holdings (Ireland) Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing May 15, 2026	EUR	20,661	23,115,901

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	25,162	27,904,962

Global Eagle Entertainment, Inc.

Term Loan, 9.71%, (USD LIBOR + 7.50%), Maturing January 6, 2023(4)		22,906	19,718,390

Intelsat Jackson Holdings S.A.

Term Loan, 5.68%, (6 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		37,650	37,626,469

Term Loan, 6.43%, (6 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		19,500	19,799,812

IPC Corp.

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		8,930	7,426,787

Level 3 Financing, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		47,300	47,400,512

Lumentum Holdings

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing December 10, 2025		4,155	4,165,387

Matterhorn Telecom S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing September 30, 2026	EUR	5,225	5,868,111

Onvoy, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		17,952	15,124,588

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Plantronics, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025	13,087	$13,036,717

SBA Senior Finance II, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing April 11, 2025	14,454	14,505,679

Sprint Communications, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	66,369	65,732,593

Term Loan, 4.81%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024	11,612	11,573,442

Syniverse Holdings, Inc.

Term Loan, 6.92%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	12,317	11,185,549

Telesat Canada

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023	48,979	49,101,159

Zayo Group, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024	12,400	12,433,331

		$522,723,833

Utilities — 1.7%

Brookfield WEC Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025	27,246	$27,110,205

Calpine Construction Finance Company L.P.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	7,627	7,645,108

Calpine Corporation

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	27,874	27,913,832

Granite Acquisition, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	15,537	15,569,863

Lightstone Holdco, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,182	1,104,704

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	20,956	19,586,400

Longview Power, LLC

Term Loan, 7.93%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	11,214	7,288,801

Pike Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 24, 2026	5,987	5,995,868

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)

Talen Energy Supply, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026		6,225	$6,162,750

USIC Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023		7,709	7,506,868

			$125,884,399

Total Senior Floating-Rate Loans (identified cost $8,761,524,664)			$8,416,334,169

Corporate Bonds & Notes — 3.9%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

TransDigm, Inc.

6.25%, 3/15/26(8)		5,800	$6,227,750

			$6,227,750

Automotive — 0.2%

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

6.25%, 5/15/26(8)		4,975	$5,272,007

Tenneco, Inc.

4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(8)(9)	EUR	6,000	6,682,149

			$11,954,156

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc.

4.00%, 1/15/28(8)		3,475	$3,475,000

			$3,475,000

Business Equipment and Services — 0.4%

Allied Universal Holdco, LLC/Allied Universal Finance Corp.

6.625%, 7/15/26(8)		3,525	$3,771,750

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(8)		9,125	9,364,531

5.75%, 4/15/26(8)		17,950	18,454,844

			$31,591,125

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.1%

Altice France S.A.

7.375%, 5/1/26(8)		1,000	$1,073,345

5.50%, 1/15/28(8)		6,100	6,229,625

Ziggo B.V.

5.50%, 1/15/27(8)		2,000	2,112,460

			$9,415,430

Chemicals and Plastics — 0.0%(10)

PQ Corp.

6.75%, 11/15/22(8)		3,000	$3,108,750

			$3,108,750

Containers and Glass Products — 0.4%

Berry Global, Inc.

5.625%, 7/15/27(8)		2,500	$2,659,375

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.75%, 10/15/20		19,746	19,838,374

5.501%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(9)		8,075	8,115,375

5.125%, 7/15/23(8)		250	257,112

			$30,870,236

Drugs — 0.7%

Bausch Health Cos., Inc.,

6.50%, 3/15/22(8)		9,841	$10,150,499

7.00%, 3/15/24(8)		12,794	13,416,748

5.50%, 11/1/25(8)		20,375	21,368,485

Par Pharmaceutical, Inc.

7.50%, 4/1/27(8)		7,500	7,143,750

			$52,079,482

Electronics / Electrical — 0.2%

CommScope, Inc.

6.00%, 3/1/26(8)		14,645	$15,120,963

			$15,120,963

Food Products — 0.0%(10)

Iceland Bondco PLC

5.035%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(9)	GBP	1,741	$2,246,647

			$2,246,647

Security	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.1%

Fresh Market, Inc. (The)

9.75%, 5/1/23(8)	8,600	$5,074,000

		$5,074,000

Health Care — 0.8%

Avantor, Inc.

6.00%, 10/1/24(8)	13,250	$14,195,785

CHS/Community Health Systems, Inc.

5.125%, 8/1/21	11,650	11,664,562

6.25%, 3/31/23	13,375	13,082,422

HCA, Inc.

5.25%, 4/15/25	1,250	1,395,951

RegionalCare Hospital Partners Holdings, Inc.

8.25%, 5/1/23(8)	14,825	15,834,953

		$56,173,673

Leisure Goods / Activities / Movies — 0.1%

National CineMedia, LLC

6.00%, 4/15/22	4,200	$4,252,920

		$4,252,920

Oil and Gas — 0.1%

CITGO Petroleum Corp.

6.25%, 8/15/22(8)	7,700	$7,805,875

		$7,805,875

Radio and Television — 0.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(8)	7,525	$7,873,031

iHeartCommunications, Inc.

6.375%, 5/1/26	1,159	1,253,635

8.375%, 5/1/27	2,101	2,264,332

5.25%, 8/15/27(8)	2,500	2,585,500

Univision Communications, Inc.

5.125%, 2/15/25(8)	3,000	2,943,750

		$16,920,248

Telecommunications — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(8)	7,250	$6,905,625

		$6,905,625

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utilities — 0.3%

Calpine Corp.

6.00%, 1/15/22(8)	2,000	$2,010,300

5.875%, 1/15/24(8)	5,000	5,122,500

5.25%, 6/1/26(8)	7,675	8,010,781

Talen Energy Supply, LLC

6.625%, 1/15/28(8)	5,950	5,771,500

		$20,915,081

Total Corporate Bonds & Notes (identified cost $281,751,932)		$284,136,961

Asset-Backed Securities — 3.7%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class D, 5.066%, (3 mo. USD LIBOR + 3.10%), 7/20/31(8)(9)	$2,500	$2,356,736

Series 2018-1A, Class E, 7.966%, (3 mo. USD LIBOR + 6.00%), 7/20/31(8)(9)	3,000	2,695,609

ALM Loan Funding, Ltd.

Series 2013-7RA, Class DR, 9.141%, (3 mo. USD LIBOR + 7.14%), 10/15/28(8)(9)	3,000	2,877,625

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 8.911%, (3 mo. USD LIBOR + 6.91%), 1/15/32(8)(9)	5,000	4,612,849

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.361%, (3 mo. USD LIBOR + 6.18%), 11/10/30(8)(9)	3,525	2,934,290

Apidos CLO XX

Series 2015-20A, Class DR, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/16/31(8)(9)	2,375	2,206,864

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 8.503%, (3 mo. USD LIBOR + 6.55%), 4/22/31(8)(9)	1,250	1,199,032

Ares XL CLO, Ltd.

Series 2016-40A, Class CR, 5.401%, (3 mo. USD LIBOR + 3.40%), 1/15/29(8)(9)	2,500	2,452,539

Series 2016-40A, Class DR, 8.351%, (3 mo. USD LIBOR + 6.35%), 1/15/29(8)(9)	3,500	3,310,426

Ares XLIX CLO, Ltd.

Series 2018-49A, Class D, 4.953%, (3 mo. USD LIBOR + 3.00%), 7/22/30(8)(9)	2,500	2,359,893

Series 2018-49A, Class E, 7.653%, (3 mo. USD LIBOR + 5.70%), 7/22/30(8)(9)	3,500	3,191,868

Security	Principal Amount (000’s omitted)	Value

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class C, 5.058%, (3 mo. USD LIBOR + 2.90%), 5/15/30(8)(9)	$5,000	$4,635,674

Series 2014-32RA, Class D, 8.008%, (3 mo. USD LIBOR + 5.85%), 5/15/30(8)(9)	1,000	907,153

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)	4,000	3,629,414

Babson CLO, Ltd.

Series 2015-1A, Class DR, 4.566%, (3 mo. USD LIBOR + 2.60%), 1/20/31(8)(9)	2,500	2,274,056

Series 2016-1A, Class DR, 4.984%, (3 mo. USD LIBOR + 3.05%), 7/23/30(8)(9)	1,250	1,166,794

Series 2016-1A, Class ER, 7.934%, (3 mo. USD LIBOR + 6.00%), 7/23/30(8)(9)	3,500	2,878,929

Series 2018-1A, Class C, 4.601%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	3,500	3,168,291

Bain Capital Credit CLO

Series 2018-1A, Class D, 4.634%, (3 mo. USD LIBOR + 2.70%), 4/23/31(8)(9)	5,000	4,564,378

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class C, 4.896%, (3 mo. USD LIBOR + 2.93%), 4/20/31(8)(9)	5,000	4,579,829

Series 2018-5BA, Class D, 7.916%, (3 mo. USD LIBOR + 5.95%), 4/20/31(8)(9)	3,500	3,021,378

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 7.566%, (3 mo. USD LIBOR + 5.60%), 1/20/31(8)(9)	5,401	4,529,753

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class D, 4.566%, (3 mo. USD LIBOR + 2.60%), 4/20/31(8)(9)	1,500	1,357,016

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class D, 5.702%, (3 mo. USD LIBOR + 3.70%), 1/17/32(8)(9)	2,000	1,976,502

Series 2018-16A, Class E, 8.702%, (3 mo. USD LIBOR + 6.70%), 1/17/32(8)(9)	2,250	2,187,036

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 8.601%, (3 mo. USD LIBOR + 6.60%), 7/15/32(8)(9)	1,750	1,661,626

Betony CLO 2, Ltd.

Series 2018-1A, Class C, 4.836%, (3 mo. USD LIBOR + 2.90%), 4/30/31(8)(9)	2,500	2,336,000

Series 2018-1A, Class D, 7.586%, (3 mo. USD LIBOR + 5.65%), 4/30/31(8)(9)	4,550	4,069,485

BlueMountain CLO, Ltd.

Series 2015-3A, Class CR, 4.566%, (3 mo. USD LIBOR + 2.60%), 4/20/31(8)(9)	5,000	4,492,791

Series 2015-3A, Class DR, 7.366%, (3 mo. USD LIBOR + 5.40%), 4/20/31(8)(9)	3,000	2,587,958

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

BlueMountain CLO, Ltd. (continued)

Series 2016-3A, Class DR, 5.258%, (3 mo. USD LIBOR + 3.10%), 11/15/30(8)(9)	$1,500	$1,375,299

Series 2016-3A, Class ER, 8.108%, (3 mo. USD LIBOR + 5.95%), 11/15/30(8)(9)	1,500	1,332,479

Series 2018-1A, Class D, 4.986%, (3 mo. USD LIBOR + 3.05%), 7/30/30(8)(9)	2,500	2,305,795

Series 2018-1A, Class E, 7.886%, (3 mo. USD LIBOR + 5.95%), 7/30/30(8)(9)	2,000	1,776,213

Canyon Capital CLO, Ltd.

Series 2012-1RA, Class E, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)	4,875	4,345,811

Series 2016-1A, Class DR, 4.801%, (3 mo. USD LIBOR + 2.80%), 7/15/31(8)(9)	3,000	2,781,476

Series 2016-1A, Class ER, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	4,000	3,464,140

Series 2016-2A, Class ER, 7.986%, (3 mo. USD LIBOR + 6.00%), 10/15/31(8)(9)	4,500	3,859,433

Series 2018-1A, Class D, 4.901%, (3 mo. USD LIBOR + 2.90%), 7/15/31(8)(9)	3,000	2,781,955

Series 2018-1A, Class E, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	2,750	2,402,173

Carlyle CLO, Ltd.

Series C17A, Class CR, 5.066%, (3 mo. USD LIBOR + 2.80%), 4/30/31(8)(9)	5,000	4,665,802

Series C17A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.00%), 4/30/31(8)(9)	3,500	3,133,009

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class CR2, 5.486%, (3 mo. USD LIBOR + 3.50%), 1/14/32(8)(9)	2,500	2,287,660

Series 2012-3A, Class DR2, 8.486%, (3 mo. USD LIBOR + 6.50%), 1/14/32(8)(9)	1,500	1,335,208

Series 2014-3RA, Class C, 4.886%, (3 mo. USD LIBOR + 2.95%), 7/27/31(8)(9)	1,000	918,567

Series 2014-3RA, Class D, 7.336%, (3 mo. USD LIBOR + 5.40%), 7/27/31(8)(9)	2,150	1,750,231

Series 2014-4RA, Class C, 4.901%, (3 mo. USD LIBOR + 2.90%), 7/15/30(8)(9)	2,750	2,394,716

Series 2014-4RA, Class D, 7.651%, (3 mo. USD LIBOR + 5.65%), 7/15/30(8)(9)	3,500	2,860,694

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 8.566%, (3 mo. USD LIBOR + 6.60%), 10/20/28(8)(9)	2,000	1,878,465

Dryden CLO, Ltd.

Series 2016-42A, Class ER, 7.551%, (3 mo. USD LIBOR + 5.55%), 7/15/30(8)(9)	3,500	3,071,628

Series 2018-55A, Class D, 4.851%, (3 mo. USD LIBOR + 2.85%), 4/15/31(8)(9)	1,500	1,384,893

Series 2018-55A, Class E, 7.401%, (3 mo. USD LIBOR + 5.40%), 4/15/31(8)(9)	2,000	1,740,378

Security	Principal Amount (000’s omitted)	Value

Dryden Senior Loan Fund

Series 2015-40A, Class DR, 5.258%, (3 mo. USD LIBOR + 3.10%), 8/15/31(8)(9)	$3,000	$2,857,074

Series 2015-40A, Class ER, 7.908%, (3 mo. USD LIBOR + 5.75%), 8/15/31(8)(9)	2,350	2,127,451

Series 2015-41A, Class DR, 4.586%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	7,000	6,378,228

Series 2015-41A, Class ER, 7.286%, (3 mo. USD LIBOR + 5.30%), 4/15/31(8)(9)	1,268	1,049,679

Series 2016-42A, Class DR, 4.931%, (3 mo. USD LIBOR + 2.93%), 7/15/30(8)(9)	2,500	2,315,677

Fort Washington CLO 2019-1, Ltd.

Series 2019-1A, Class E, (3 mo. USD LIBOR + 7.25%),10/20/32(8)(11)	1,000	959,269

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 8.646%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(9)	4,500	4,043,894

Galaxy XXV CLO, Ltd.

Series 2015-19A, Class D1R, 8.466%, (3 mo. USD LIBOR + 6.53%), 7/24/30(8)(9)	2,000	1,767,333

Series 2018-25A, Class D, 5.04%, (3 mo. USD LIBOR + 3.10%), 10/25/31(8)(9)	2,500	2,362,978

Series 2018-25A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	3,500	3,104,297

Goldentree Loan Management US CLO 5, Ltd.

Series 2019-5A, Class D, 6.038%, (3 mo. USD LIBOR + 3.85%), 10/20/32(8)(9)	1,500	1,490,190

Golub Capital Partners CLO, Ltd.

Series 2018-37A, Class D, 5.266%, (3 mo. USD LIBOR + 3.30%), 7/20/30(8)(9)	4,000	3,849,652

Series 2018-37A, Class E, 7.716%, (3 mo. USD LIBOR + 5.75%), 7/20/30(8)(9)	4,750	4,306,315

ICG US CLO, Ltd.

Series 2018-2A, Class D, 5.053%, (3 mo. USD LIBOR + 3.10%), 7/22/31(8)(9)	2,000	1,865,337

Series 2018-2A, Class E, 7.703%, (3 mo. USD LIBOR + 5.75%), 7/22/31(8)(9)	3,000	2,600,349

Kayne CLO, Ltd.

Series 2019-5A, Class E, 8.881%, (3 mo. USD LIBOR + 6.70%), 7/24/32(8)(9)	500	468,449

Neuberger Berman CLO XVIII, Ltd.

Series 2014-18A, Class DR2, 7.886%, (3 mo. USD LIBOR + 5.92%), 10/21/30(8)(9)	2,000	1,831,160

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class DR, 5.102%, (3 mo. USD LIBOR + 3.10%), 10/17/30(8)(9)	2,500	2,277,135

Series 2016-22A, Class ER, 8.062%, (3 mo. USD LIBOR + 6.06%), 10/17/30(8)(9)	3,000	2,654,687

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO, Ltd.

Series 2018-28A, Class E, 7.566%, (3 mo. USD LIBOR + 5.60%), 4/20/30(8)(9)	$1,950	$1,713,080

Series 2019-33A, Class E, 8.94%, (3 mo. USD LIBOR + 6.80%), 10/16/32(8)(9)	950	935,447

Oaktree CLO, Ltd.

Series 2019-3A, Class D, 6.118%, (3 mo. USD LIBOR + 3.96%), 7/20/31(8)(9)	2,625	2,568,463

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 9.636%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(9)	3,000	2,983,786

Palmer Square CLO, Ltd.

Series 2013-2A, Class CRR, 5.503%, (3 mo. USD LIBOR + 3.20%), 10/17/31(8)(9)	2,500	2,395,540

Series 2013-2A, Class DRR, 8.153%, (3 mo. USD LIBOR + 5.85%), 10/17/31(8)(9)	3,250	3,020,449

Series 2015-1A, Class DR2, 8.402%, (3 mo. USD LIBOR + 6.25%), 5/21/29(8)(9)	1,850	1,766,104

Series 2018-1A, Class C, 4.503%, (3 mo. USD LIBOR + 2.50%), 4/18/31(8)(9)	3,000	2,763,933

Series 2018-1A, Class D, 7.45%, (3 mo. USD LIBOR + 5.15%), 4/18/31(8)(9)	2,000	1,852,357

Series 2018-2A, Class D, 7.601%, (3 mo. USD LIBOR + 5.60%), 7/16/31(8)(9)	2,000	1,844,841

Regatta XIII Funding, Ltd.

Series 2018-2A, Class C, 5.101%, (3 mo. USD LIBOR + 3.10%), 7/15/31(8)(9)	2,500	2,373,685

Series 2018-2A, Class D, 7.951%, (3 mo. USD LIBOR + 5.95%), 7/15/31(8)(9)	5,000	4,422,083

Regatta XIV Funding, Ltd.

Series 2018-3A, Class D, 5.14%, (3 mo. USD LIBOR + 3.20%), 10/25/31(8)(9)	2,500	2,392,727

Series 2018-3A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	4,500	4,054,410

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 8.44%, (3 mo. USD LIBOR + 6.50%), 10/25/31(8)(9)	3,875	3,496,048

Southwick Park CLO, LLC

Series 2019-4A, Class D, 6.016%, (3 mo. USD LIBOR + 3.85%), 7/20/32(8)(9)	1,500	1,489,400

Series 2019-4A, Class E, 8.866%, (3 mo. USD LIBOR + 6.70%), 7/20/32(8)(9)	1,750	1,686,167

Upland CLO, Ltd.

Series 2016-1A, Class CR, 4.866%, (3 mo. USD LIBOR + 2.90%), 4/20/31(8)(9)	4,500	4,136,626

Series 2016-1A, Class DR, 7.866%, (3 mo. USD LIBOR + 5.90%), 4/20/31(8)(9)	4,625	4,118,959

Vibrant CLO 1X, Ltd.

Series 2018-9A, Class C, 5.166%, (3 mo. USD LIBOR + 3.20%), 7/20/31(8)(9)	2,500	2,319,085

Security	Principal Amount (000’s omitted)	Value

Vibrant CLO 1X, Ltd. (continued)

Series 2018-9A, Class D, 8.216%, (3 mo. USD LIBOR + 6.25%), 7/20/31(8)(9)	$3,500	$2,923,131

Vibrant CLO X, Ltd.

Series 2018-10A, Class C, 5.216%, (3 mo. USD LIBOR + 3.25%), 10/20/31(8)(9)	5,000	4,677,413

Series 2018-10A, Class D, 8.156%, (3 mo. USD LIBOR + 6.19%), 10/20/31(8)(9)	5,000	4,214,057

Voya CLO, Ltd.

Series 2014-1A, Class DR2, 8.003%, (3 mo. USD LIBOR + 6.00%), 4/18/31(8)(9)	3,250	2,834,442

Series 2015-3A, Class CR, 5.116%, (3 mo. USD LIBOR + 3.15%), 10/20/31(8)(9)	2,500	2,312,993

Series 2015-3A, Class DR, 8.166%, (3 mo. USD LIBOR + 6.20%), 10/20/31(8)(9)	5,500	4,808,440

Series 2016-3A, Class CR, 5.253%, (3 mo. USD LIBOR + 3.25%), 10/18/31(8)(9)	2,000	1,870,429

Series 2016-3A, Class DR, 8.083%, (3 mo. USD LIBOR + 6.08%), 10/18/31(8)(9)	3,375	2,910,778

Series 2018-1A, Class C, 4.566%, (3 mo. USD LIBOR + 2.60%), 4/19/31(8)(9)	5,000	4,544,431

Webster Park CLO, Ltd.

Series 2015-1A, Class CR, 4.866%, (3 mo. USD LIBOR + 2.90%), 7/20/30(8)(9)	2,000	1,852,582

Series 2015-1A, Class DR, 7.466%, (3 mo. USD LIBOR + 5.50%), 7/20/30(8)(9)	2,500	2,268,242

Total Asset-Backed Securities (identified cost $302,908,810)		$275,927,101

Common Stocks — 0.7%
Security	Shares	Value

Aerospace and Defense — 0.0%(10)

IAP Global Services, LLC(3)(12)(13)	168	$2,208,234

		$2,208,234

Automotive — 0.0%(10)

Dayco Products, LLC(12)(13)	48,926	$1,321,002

		$1,321,002

Business Equipment and Services — 0.0%(10)

Crossmark Holdings, Inc.(12)(13)	37,581	$2,254,860

		$2,254,860

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(12)	454,988	$4,595,379

		$4,595,379

Electronics / Electrical — 0.0%(10)

Answers Corp.(3)(12)(13)	642,963	$1,266,637

		$1,266,637

Health Care — 0.0%

New Millennium Holdco, Inc.(3)(12)(13)	319,499	$0

		$0

Nonferrous Metals / Minerals — 0.0%

ASP United/GHX Holding, LLC(3)(12)(13)	190,419	$0

		$0

Oil and Gas — 0.4%

AFG Holdings, Inc.(3)(12)(13)	281,241	$12,155,236

Fieldwood Energy, Inc.(12)(13)	109,481	2,682,284

Samson Resources II, LLC, Class A(12)(13)	387,972	9,481,066

Southcross Holdings Group, LLC(3)(12)(13)	573	0

Southcross Holdings L.P., Class A(12)(13)	573	272,175

		$24,590,761

Publishing — 0.1%

ION Media Networks, Inc.(3)(13)	13,247	$5,897,035

Tweddle Group, Inc.(3)(12)(13)	18,167	5,813

		$5,902,848

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(12)	482,097	$1,123,286

Cumulus Media, Inc., Class A(12)(13)	371,654	5,087,943

iHeartMedia, Inc., Class A(12)	205,018	2,939,958

		$9,151,187

Retailers (Except Food and Drug) — 0.0%(10)

David’s Bridal, Inc.(12)(13)	163,937	$9,017

		$9,017

Total Common Stocks (identified cost $52,901,741)		$51,299,925

Miscellaneous — 0.0%(10)
Security	Shares	Value

Oil and Gas — 0.0%(10)

Paragon Offshore Finance Company, Class A(12)(13)	16,581	$8,290

Paragon Offshore Finance Company, Class B(12)(13)	8,290	190,670

Total Miscellaneous (identified cost $180,309)		$198,960

Short-Term Investments — 1.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(14)	79,652,699	$79,652,699

Total Short-Term Investments (identified cost $79,651,983)		$79,652,699

Total Investments — 124.0% (identified cost $9,478,919,439)		$9,107,549,815

Less Unfunded Loan Commitments — (0.0)%(10)		$(2,477,761)

Net Investments — 124.0% (identified cost $9,476,441,678)		$9,105,072,054

Other Assets, Less Liabilities — (24.0)%		$(1,761,618,756)

Net Assets — 100.0%		$7,343,453,298

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2019, the total value of unfunded loan commitments is $2,430,972. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Portfolio of Investments — continued

rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $506,311,866 or 6.9% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(10)	Amount is less than 0.05% or (0.05)%, as applicable.

(11)	When-issued, variable rate security whose interest rate will be determined after October 31, 2019.
(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	46,000,000	USD	51,337,656	HSBC Bank USA, N.A.	11/29/19	$48,953	$—

USD	8,595,503	CAD	11,412,765	HSBC Bank USA, N.A.	11/29/19	—	(70,045)

USD	234,927,187	EUR	210,647,909	State Street Bank and Trust Company	11/29/19	—	(387,634)

USD	204,609,695	EUR	186,036,719	HSBC Bank USA, N.A.	12/30/19	—	(3,709,526)

USD	189,167,822	EUR	169,166,429	Goldman Sachs International	1/31/20	—	(659,243)

USD	55,746,108	GBP	43,197,562	State Street Bank and Trust Company	1/31/20	—	(370,882)

						$48,953	$(5,197,330)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

44	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $9,396,789,695)	$9,025,419,355

Affiliated investment, at value (identified cost, $79,651,983)	79,652,699

Cash	93,646,154

Deposits for derivatives collateral — forward foreign currency exchange contracts	7,148,765

Foreign currency, at value (identified cost, $9,305,686)	9,303,721

Interest receivable	24,576,176

Dividends receivable from affiliated investment	218,990

Receivable for investments sold	98,675,431

Receivable for open forward foreign currency exchange contracts	48,953

Prepaid upfront fees on notes payable	1,113,637

Prepaid expenses	691,552

Total assets	$9,340,495,433

Liabilities

Notes payable	$1,840,000,000

Cash collateral due to brokers	1,489,004

Payable for investments purchased	140,631,220

Payable for when-issued securities	949,400

Payable for open forward foreign currency exchange contracts	5,197,330

Payable to affiliates:

Investment adviser fee	3,324,266

Trustees’ fees	9,042

Accrued expenses	5,441,873

Total liabilities	$1,997,042,135

Net Assets applicable to investors’ interest in Portfolio	$7,343,453,298

45	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income	$611,841,341

Dividends	5,083,731

Dividends from affiliated investment	3,730,111

Total investment income	$620,655,183

Expenses

Investment adviser fee	$44,860,854

Trustees’ fees and expenses	109,083

Custodian fee	2,348,774

Legal and accounting services	757,934

Interest expense and fees	76,950,454

Miscellaneous	384,554

Total expenses	$125,411,653

Net investment income	$495,243,530

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(126,950,260)

Investment transactions — affiliated investment	9,593

Foreign currency transactions	3,589,580

Forward foreign currency exchange contracts	56,427,348

Net realized loss	$(66,923,739)

Change in unrealized appreciation (depreciation) —

Investments	$(261,764,063)

Investments — affiliated investment	8,205

Foreign currency	(1,638,000)

Forward foreign currency exchange contracts	(25,541,059)

Net change in unrealized appreciation (depreciation)	$(288,934,917)

Net realized and unrealized loss	$(355,858,656)

Net increase in net assets from operations	$139,384,874

46	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$495,243,530	$446,751,304

Net realized gain (loss)	(66,923,739)	100,903,348

Net change in unrealized appreciation (depreciation)	(288,934,917)	(76,556,814)

Net increase in net assets from operations	$139,384,874	$471,097,838

Capital transactions —

Contributions	$189,465,590	$3,119,956,645

Withdrawals	(3,954,556,464)	(419,451,962)

Net increase (decrease) in net assets from capital transactions	$(3,765,090,874)	$2,700,504,683

Net increase (decrease) in net assets	$(3,625,706,000)	$3,171,602,521

Net Assets

At beginning of year	$10,969,159,298	$7,797,556,777

At end of year	$7,343,453,298	$10,969,159,298

47	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2019

Net increase in net assets from operations	$139,384,874

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(2,303,539,831)

Investments sold and principal repayments	5,127,630,014

Decrease in short-term investments, net	70,749,699

Net amortization/accretion of premium (discount)	(2,645,422)

Amortization of prepaid upfront fees on notes payable	3,024,236

Decrease in interest receivable	7,564,216

Increase in dividends receivable from affiliated investment	(17,557)

Decrease in receivable for open forward foreign currency exchange contracts	20,345,070

Increase in prepaid expenses	(104,553)

Decrease in payable for cash collateral due to brokers	(14,131,052)

Increase in payable for open forward foreign currency exchange contracts	5,195,989

Decrease in payable to affiliate for investment adviser fee	(897,751)

Increase in payable to affiliate for Trustees’ fees	584

Increase in accrued expenses	565,475

Decrease in unfunded loan commitments	(4,646,288)

Net change in unrealized (appreciation) depreciation from investments	261,755,858

Net realized loss from investments	126,940,667

Net cash provided by operating activities	$3,437,174,228

Cash Flows From Financing Activities

Proceeds from capital contributions	$189,465,590

Payments for capital withdrawals	(3,954,556,464)

Proceeds from notes payable	1,880,000,000

Repayments of notes payable	(1,540,000,000)

Payment of prepaid upfront fees on notes payable	(3,195,420)

Net cash used in financing activities	$(3,428,286,294)

Net increase in cash and restricted cash*	$8,887,934

Cash and restricted cash at beginning of year(1)	$101,210,706

Cash and restricted cash at end of year(1)	$110,098,640

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$77,123,610

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $9,070.

(1)	Balance includes foreign currency, at value.

48	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	October 31,
	2019	2018

Cash	$93,646,154	$46,421,133

Deposit for derivatives collateral —

Forward foreign currency exchange contracts	7,148,765	15,620,056

Foreign currency	9,303,721	39,169,517

Total cash and restricted cash as shown on the Statement of Cash Flows	$110,098,640	$101,210,706

49	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(1)	0.55%	0.51%	0.52%	0.58%	0.58%

Interest and fee expense	0.88%	0.47%	0.34%	0.44%	0.34%

Total expenses(1)	1.43%	0.98%	0.86%	1.02%	0.92%

Net investment income	5.63%	4.92%	4.68%	5.52%	5.09%

Portfolio Turnover	17%	29%	39%	38%	27%

Total Return	2.04%	5.41%	6.43%	8.32%	0.72%

Net assets, end of year (000’s omitted)	$7,343,453	$10,969,159	$7,797,557	$5,325,638	$5,340,032

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

50	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 98.7%, 0.6% and 0.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to,

51

Senior Debt Portfolio

October 31, 2019

Notes to Financial Statements — continued

the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  New Accounting Pronouncement — During the year ended October 31, 2019, the Portfolio adopted the FASB’s Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230) — Restricted Cash (ASU 2016-18)”, which became effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Pursuant to the new standard, the Portfolio is required to include amounts described as restricted cash and restricted cash equivalents with cash and cash equivalents when reconciling the beginning-of-year and end-of-year total amounts shown on the Statement of Cash Flows. Prior to the change, such amounts were disclosed separately within the Statement of Cash Flows. This change in accounting had no impact on the Portfolio’s net assets.

52

Senior Debt Portfolio

October 31, 2019

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, 0.40% over $2 billion up to and including $7 billion, 0.3875% over $7 billion up to and including $10 billion, 0.375% over $10 billion up to and including $15 billion and 0.3625% on gross assets over $15 billion, and is payable monthly. Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee totaled $44,860,854 or 0.51% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,823,648,577 and $5,169,368,330, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,456,275,701

Gross unrealized appreciation	$40,710,294

Gross unrealized depreciation	(391,913,941)

Net unrealized depreciation	$(351,203,647)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $5,197,330. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $5,659,761 at October 31, 2019.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master

53

Senior Debt Portfolio

October 31, 2019

Notes to Financial Statements — continued

Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$48,953	$(5,197,330)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$48,953	$(48,953)	$—	$—	$—

	$48,953	$(48,953)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(659,243)	$—	$—	$—	$(659,243)

HSBC Bank USA, N.A.	(3,779,571)	48,953	—	3,379,000	(351,618)

State Street Bank and Trust Company	(758,516)	—	—	758,516	—

	$(5,197,330)	$48,953	$—	$4,137,516	$(1,010,861)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

54

Senior Debt Portfolio

October 31, 2019

Notes to Financial Statements — continued

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$56,427,348	$(25,541,059)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately $820,815,000.

6  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit and Security Agreement, as amended (the Loan Facility) with certain Citibank, N.A. (“Citi”) sponsored conduits (the “Conduit Lenders”) that issue commercial paper, certain banks (the “Direct Lenders”) and Citi as secondary lender (together with any other secondary lenders, the “Secondary Lenders”) and as agent (the “Agent”) for the Conduit Lenders, the Direct Lenders and the Secondary Lenders that allows it to borrow up to $2.917 billion ($3.084 billion from March 12, 2019 to October 14, 2019, $3.25 billion from December 21, 2018 to March 11, 2019, $3.084 billion from December 19, 2018 to December 21, 2018, and $2.75 billion prior to December 19, 2018) and to invest the borrowings in accordance with its investment practices. Borrowings under the Loan Facility are secured by the assets of the Portfolio and is in effect through March 9, 2020. In connection with borrowings from a Conduit Lender, the Portfolio pays to the Conduit Lender an amount equal to the Conduit Lender’s cost of borrowing (i.e., the interest payable on commercial paper issued by such Conduit Lender) plus a dealer commission (collectively, the “CP Rate”) multiplied by the principal amount of the advance to the Portfolio under the Loan Facility. In addition, the Portfolio pays a drawn fee to Citi on behalf of the Conduit Lenders equal to 0.85% (0.82% prior to March 11, 2019) per annum on its outstanding borrowings, a liquidity fee payable to the Secondary Lenders equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder, and an upfront fee equal to 0.10% of the total commitment amount under the Loan Facility. The Portfolio pays substantially similar fees with respect to borrowings from the Direct Lenders, but it pays one-month LIBOR (or such other duration as approved by the Agent) on advances rather than the CP Rate. In the event that the Conduit Lenders are unable to fund their commitment and the Secondary Lenders provide backstop liquidity, the Portfolio is charged an interest rate similar to that paid to the Direct Lenders but a drawn fee that is substantially higher than the drawn fee paid to the Direct Lenders. Drawn and liquidity fees for the year ended October 31, 2019 totaled $19,997,490 and are included in interest expense on the Statement of Operations. In connection with the changes in borrowing limit in December 2018, the Portfolio paid upfront fees of $111,420, which are fully amortized. In connection with the renewal of the Loan Facility on March 11, 2019, the Portfolio paid upfront fees of $3,084,000, which are being amortized to interest expense through March 9, 2020. The unamortized balance at October 31, 2019 is approximately $1,114,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2019, the Portfolio had borrowings outstanding under the Loan Facility of $1,840,000,000 at an annual interest rate of 2.08%. Based on the short-term nature of borrowings under the Loan Facility and the variable interest rate, the carrying amount of the borrowings at October 31, 2019 approximated its fair value. If measured at fair value, borrowings under the Loan Facility would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019. For the year ended October 31, 2019, the average borrowings under the Loan Facility and the average interest rate (excluding fees) were $2,190,931,507 and 2.45%, respectively.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

55

Senior Debt Portfolio

October 31, 2019

Notes to Financial Statements — continued

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $79,652,699, which represents 1.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$150,384,600	$3,997,986,585	$(4,068,736,284)	$9,593	$8,205	$79,652,699	$3,730,111	79,652,699

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

56

Senior Debt Portfolio

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$8,394,848,425	$19,007,983	$8,413,856,408

Corporate Bonds & Notes	—	284,136,961	—	284,136,961

Asset-Backed Securities	—	275,927,101	—	275,927,101

Common Stocks	13,746,566	16,020,404	21,532,955	51,299,925

Miscellaneous	—	198,960	—	198,960

Short-Term Investments	—	79,652,699	—	79,652,699

Total Investments	$13,746,566	$9,050,784,550	$40,540,938	$9,105,072,054

Forward Foreign Currency Exchange Contracts	$—	$48,953	$—	$48,953

Total	$13,746,566	$9,050,833,503	$40,540,938	$9,105,121,007

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(5,197,330)	$—	$(5,197,330)

Total	$—	$(5,197,330)	$—	$(5,197,330)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

11  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio was approximately $6,405,000. In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Portfolio did not suffer any loss to the Portfolio’s net asset value as a result of the settlement and recovered a portion of the attorney’s fees and costs incurred, which were previously expensed by the Portfolio.

57

Senior Debt Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

58

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

59

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

60

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

61

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.   The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.   The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.   Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.   From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

62

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.   Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232    10.31.19

Eaton Vance

Floating-Rate & High Income Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20 and 56

Federal Tax Information	21

Management and Organization	57

Important Notices	60

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2019, the U.S. floating-rate loan market delivered positive performance with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, posting a total return of 2.67%.

The period opened on a weak technical footing as year-end retail loan fund redemptions in November and December 2018 weighed on prices. Although the New Year brought renewed investor appetite for the asset class and performance improved from January through early spring, subsequent performance was muted amid a declining interest rate environment. However, strong institutional demand proved to be a stabilizing force that helped overall total returns for the asset class to remain positive. The average loan price within the Index began the year at $98.1 and ended the period at $95.4.

In contrast, issuer fundamentals painted a relatively benign picture. The Index par-weighted default rate began the period at 1.92% — below its long-term average — and fell to a monthly low of 0.93% in March, before settling at 1.43% to close the year.

At the same time, signs of market stress remained relatively low with the percentage of loans within the Index trading below $80, often referred to as the distress ratio, representing an average of less than 3% for the period.

At the beginning of the period, with U.S. economic data largely positive, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate to 2.25%-2.50%. After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%- 2.25% in July — its first reduction in over a decade — followed by two more interest rate drops in September and October to end the period at 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Floating-Rate & High Income Fund (the Fund) returned 2.04% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 2.67%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit6 segments of the market, namely the CCC- and D (defaulted)- rating tiers within the Index. This positioning may help the Fund experience limited credit losses over the long run, but may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

The Fund’s overweight position to loans rated BB and B, and its underweight exposure to CCC- and D-rated loans, contributed to the Fund’s performance relative to the Index during the period. Loans rated CCC and D trailed the overall market during the period. However, the Fund’s lower average coupon yield, relative to the Index, detracted from Fund performance versus the Index.

Loan selection during the period also detracted from Fund returns relative to the Index, most notably in the retail, oil and gas, home furnishings, and financial intermediaries industries. Of the top 10 individual loan detractors to relative performance, all were underperforming issuers where the Fund had an overweight relative to the Index. In contrast, loan selection in the drug industry and the electronics/electrical industry, along with an underweight position in the metals/ minerals industry, contributed to results relative to the Index during the period.

Elsewhere, the Fund’s cash position, which benefited relative performance when loan prices were declining during the beginning of the fiscal year, was an overall detractor from Fund performance versus the Index for the period.

The Fund’s holdings in high-yield bonds helped results versus the Index, which does not include high-yield bonds. High-yield bonds, as measured by the ICE BofAML U.S. High Yield Index, outperformed the loan market during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ, Michael W. Weilheimer, CFA, Kelley G. Baccei, Stephen C. Concannon, CFA, Andrew N. Sveen, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	09/07/2000	09/07/2000	1.98%	3.63%	4.90%
Class A at NAV	05/07/2003	09/07/2000	2.04	3.63	4.90
Class A with 2.25% Maximum Sales Charge	—	—	–0.29	3.16	4.66
Class C at NAV	09/05/2000	09/05/2000	1.33	2.88	4.13
Class C with 1% Maximum Sales Charge	—	—	0.36	2.88	4.13
Class I at NAV	09/15/2000	09/15/2000	2.35	3.89	5.16
Class R6 at NAV	06/27/2016	09/15/2000	2.41	3.93	5.18
S&P/LSTA Leveraged Loan Index	—	—	2.67%	3.83%	5.11%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6
	1.01%	1.01%	1.76%	0.76%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2009	$16,144	N.A.
Class C	$10,000	10/31/2009	$14,992	N.A.
Class I	$250,000	10/31/2009	$413,669	N.A.
Class R6	$1,000,000	10/31/2009	$1,657,902	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Fund Profile5

*	Net of unfunded loan commitments.

**	Net of securities sold short.

***	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating for the High Income Opportunities Portfolio’s securities, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2019, the Fund is managed by Craig P. Russ, Michael W. Weilheimer, Kelley G. Baccei, Stephen C. Concannon, Andrew N. Sveen and Jeffrey D. Mueller. Mr. Weilheimer will serve as a member of the portfolio management team of the Fund through December 31, 2019.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,002.80	$5.20	1.03%
Class A	$1,000.00	$1,003.00	$5.20	1.03%
Class C	$1,000.00	$1,000.20	$8.97	1.78%
Class I	$1,000.00	$1,004.10	$3.94	0.78%
Class R6	$1,000.00	$1,004.40	$3.69	0.73%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.00	$5.24	1.03%
Class A	$1,000.00	$1,020.00	$5.24	1.03%
Class C	$1,000.00	$1,016.20	$9.05	1.78%
Class I	$1,000.00	$1,021.30	$3.97	0.78%
Class R6	$1,000.00	$1,021.50	$3.72	0.73%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $1,135,007,348)	$1,069,835,196

Investment in High Income Opportunities Portfolio, at value (identified cost, $219,235,733)	212,219,087

Receivable for Fund shares sold	1,278,086

Total assets	$1,283,332,369

Liabilities

Payable for Fund shares redeemed	$4,217,502

Distributions payable	667,837

Payable to affiliates:

Administration fee	164,023

Distribution and service fees	111,294

Trustees’ fees	42

Accrued expenses	226,375

Total liabilities	$5,387,073

Net Assets	$1,277,945,296

Sources of Net Assets

Paid-in capital	$1,407,970,285

Accumulated loss	(130,024,989)

Total	$1,277,945,296

Advisers Class Shares

Net Assets	$84,178,513

Shares Outstanding	9,769,939

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.62

Class A Shares

Net Assets	$195,384,579

Shares Outstanding	21,320,871

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.16

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.37

Class C Shares

Net Assets	$59,715,813

Shares Outstanding	6,944,778

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.60

Class I Shares

Net Assets	$808,174,598

Shares Outstanding	93,749,623

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.62

Class R6 Shares

Net Assets	$130,491,793

Shares Outstanding	15,137,036

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.62

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income allocated from Portfolios	$84,034,350

Dividends allocated from Portfolios	2,601,357

Expenses allocated from Portfolios	(8,203,477)

Total investment income from Portfolios	$78,432,230

Expenses

Administration fee	$2,272,763

Distribution and service fees

Advisers Class	250,295

Class A	494,737

Class B	3,127

Class C	798,321

Trustees’ fees and expenses	500

Custodian fee	71,388

Transfer and dividend disbursing agent fees	836,269

Legal and accounting services	61,038

Printing and postage	207,659

Registration fees	167,234

Miscellaneous	30,562

Total expenses	$5,193,893

Net investment income	$73,238,337

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —

Investment transactions	$(24,029,018)

Foreign currency transactions	304,802

Forward foreign currency exchange contracts	7,103,162

Net realized loss	$(16,621,054)

Change in unrealized appreciation (depreciation) —

Investments	$(24,939,534)

Securities sold short	2,183

Foreign currency	(126,652)

Forward foreign currency exchange contracts	(3,173,997)

Net change in unrealized appreciation (depreciation)	$(28,238,000)

Net realized and unrealized loss	$(44,859,054)

Net increase in net assets from operations	$28,379,283

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$73,238,337	$77,706,165

Net realized gain (loss)	(16,621,054)	15,566,627

Net change in unrealized appreciation (depreciation)	(28,238,000)	(23,473,934)

Net increase in net assets from operations	$28,379,283	$69,798,858

Distributions to shareholders —

Advisers Class	$(4,710,780)	$(6,385,951)

Class A	(9,342,699)	(7,592,293)

Class B	(12,275)	(40,116)

Class C	(3,154,072)	(4,362,298)

Class I	(50,112,471)	(58,153,578)

Class R6	(6,351,742)	(1,710,497)

Total distributions to shareholders	$(73,684,039)	$(78,244,733)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$10,051,704	$35,804,252

Class A	33,288,971	39,586,247

Class B	—	8,722

Class C	6,606,063	13,268,299

Class I	324,119,660	605,006,028

Class R6	65,450,500	118,128,872

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	4,661,130	6,348,153

Class A	8,540,214	6,902,409

Class B	12,104	38,541

Class C	2,669,468	3,880,730

Class I	45,443,028	49,495,891

Class R6	2,949,790	905,299

Cost of shares redeemed

Advisers Class	(60,453,715)	(68,240,780)

Class A	(70,866,062)	(58,951,181)

Class B	(37,932)	(274,878)

Class C	(26,509,551)	(33,143,464)

Class I	(899,494,801)	(558,758,391)

Class R6	(60,418,360)	(8,088,087)

Net asset value of shares converted(1)

Class A	42,086,018	556,660

Class B	(728,806)	(556,660)

Class C	(41,357,212)	—

Net increase (decrease) in net assets from Fund share transactions	$(613,987,789)	$151,916,662

Other capital —

Portfolio transaction fee contributed to Eaton Vance Floating Rate Portfolio	$(1,311,403)	$(737,170)

Portfolio transaction fee allocated from Eaton Vance Floating Rate Portfolio	978,282	704,259

Net decrease in net assets from other capital	$(333,121)	$(32,911)

Net increase (decrease) in net assets	$(659,625,666)	$143,437,876

Net Assets

At beginning of year	$1,937,570,962	$1,794,133,086

At end of year	$1,277,945,296	$1,937,570,962

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.850	$8.880	$8.740	$8.550	$8.890

Income (Loss) From Operations

Net investment income(1)	$0.408	$0.364	$0.339	$0.362	$0.351

Net realized and unrealized gain (loss)	(0.228)	(0.028)	0.142	0.193	(0.335)

Total income from operations	$0.180	$0.336	$0.481	$0.555	$0.016

Less Distributions

From net investment income	$(0.410)	$(0.366)	$(0.341)	$(0.365)	$(0.344)

Tax return of capital	—	—	—	—	(0.012)

Total distributions	$(0.410)	$(0.366)	$(0.341)	$(0.365)	$(0.356)

Net asset value — End of year	$8.620	$8.850	$8.880	$8.740	$8.550

Total Return(2)	1.98%	3.85%	5.59%	6.72%	0.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$84,179	$133,055	$159,778	$181,145	$173,352

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.04%	1.01%	1.03%	1.06%	1.07%

Net investment income	4.68%	4.10%	3.83%	4.28%	4.00%

Portfolio Turnover of the Fund(5)	5%	12%	13%	13%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.410	$9.450	$9.300	$9.090	$9.460

Income (Loss) From Operations

Net investment income(1)	$0.434	$0.387	$0.360	$0.385	$0.379

Net realized and unrealized gain (loss)	(0.248)	(0.037)	0.153	0.214	(0.368)

Total income from operations	$0.186	$0.350	$0.513	$0.599	$0.011

Less Distributions

From net investment income	$(0.436)	$(0.390)	$(0.363)	$(0.389)	$(0.368)

Tax return of capital	—	—	—	—	(0.013)

Total distributions	$(0.436)	$(0.390)	$(0.363)	$(0.389)	$(0.381)

Net asset value — End of year	$9.160	$9.410	$9.450	$9.300	$9.090

Total Return(2)	2.04%	3.77%	5.60%	6.82%	0.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$195,385	$186,987	$199,714	$305,764	$343,734

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.04%	1.01%	1.03%	1.07%	1.07%

Net investment income	4.69%	4.10%	3.83%	4.29%	4.06%

Portfolio Turnover of the Fund(5)	5%	12%	13%	13%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.830	$8.860	$8.720	$8.530	$8.880

Income (Loss) From Operations

Net investment income(1)	$0.341	$0.296	$0.272	$0.298	$0.285

Net realized and unrealized gain (loss)	(0.227)	(0.027)	0.142	0.193	(0.346)

Total income (loss) from operations	$0.114	$0.269	$0.414	$0.491	$(0.061)

Less Distributions

From net investment income	$(0.344)	$(0.299)	$(0.274)	$(0.301)	$(0.279)

Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.344)	$(0.299)	$(0.274)	$(0.301)	$(0.289)

Net asset value — End of year	$8.600	$8.830	$8.860	$8.720	$8.530

Total Return(2)	1.33%	2.96%	4.92%	5.93%	(0.60)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$59,716	$121,021	$137,536	$158,443	$175,558

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.79%	1.76%	1.78%	1.82%	1.82%

Net investment income	3.93%	3.35%	3.08%	3.54%	3.25%

Portfolio Turnover of the Fund(5)	5%	12%	13%	13%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.850	$8.890	$8.740	$8.550	$8.900

Income (Loss) From Operations

Net investment income(1)	$0.430	$0.386	$0.361	$0.383	$0.373

Net realized and unrealized gain (loss)	(0.228)	(0.037)	0.153	0.194	(0.345)

Total income from operations	$0.202	$0.349	$0.514	$0.577	$0.028

Less Distributions

From net investment income	$(0.432)	$(0.389)	$(0.364)	$(0.387)	$(0.365)

Tax return of capital	—	—	—	—	(0.013)

Total distributions	$(0.432)	$(0.389)	$(0.364)	$(0.387)	$(0.378)

Net asset value — End of year	$8.620	$8.850	$8.890	$8.740	$8.550

Total Return(2)	2.35%	4.00%	5.97%	6.99%	0.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$808,175	$1,369,866	$1,280,058	$613,984	$750,280

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.79%	0.76%	0.77%	0.82%	0.82%

Net investment income	4.94%	4.35%	4.08%	4.54%	4.25%

Portfolio Turnover of the Fund(5)	5%	12%	13%	13%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Financial Highlights — continued

	Class R6

	Year Ended October 31,			Period Ended October 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$8.850	$8.880	$8.740	$8.480

Income (Loss) From Operations

Net investment income(2)	$0.435	$0.399	$0.366	$0.131

Net realized and unrealized gain (loss)	(0.228)	(0.036)	0.138	0.270

Total income from operations	$0.207	$0.363	$0.504	$0.401

Less Distributions

From net investment income	$(0.437)	$(0.393)	$(0.364)	$(0.141)

Total distributions	$(0.437)	$(0.393)	$(0.364)	$(0.141)

Net asset value — End of period	$8.620	$8.850	$8.880	$8.740

Total Return(3)	2.41%	4.05%	5.97%	4.75	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$130,492	$125,876	$15,491	$13,180

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.73%	0.72%	0.73%	0.76	%(6)

Net investment income	4.99%	4.49%	4.13%	4.35	%(6)

Portfolio Turnover of the Fund(7)	5%	12%	13%	13	%(8)

(1)	For the period from the commencement of operations on June 27, 2016 to October, 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Annualized.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(8)	For the Fund’s year ended October 31, 2016.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2019 were as follows: Eaton Vance Floating Rate Portfolio (13.4%) and High Income Opportunities Portfolio (19.5%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$73,684,039	$78,244,733

During the year ended October 31, 2019, accumulated loss was decreased by $5,076,007 and paid-in capital was decreased by $5,076,007 due to expired capital loss carryforwards, the Fund’s use of equalization accounting and differences between book and tax accounting for partnership allocations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,946,559

Deferred capital losses	$(70,771,533)

Net unrealized depreciation	$(61,532,178)

Distributions payable	$(667,837)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $70,771,533 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $70,771,533 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to an investment advisory agreement between the Fund and EVM, the investment adviser fee is computed on investable Fund assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receives an advisory fee (“Investable Assets”) at the following annual rates: for bank loans and bank loan related Investable Assets — 0.575% up to $1 billion of the Fund’s average daily net Investable Assets and at reduced rates when average daily net Investable Assets are $1 billion or more; and for high yield bonds and other instruments that are not bank loan related — 0.30% up to $500 million of the Fund’s daily net Investable Assets, and at reduced rates on daily net Investable Assets of $500 million or more, plus 3.00% of the Fund’s daily income when daily net Investable Assets are less than $500 million, and at reduced rates when daily net Investable assets are $500 million or more. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2019, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $7,341,160 or 0.49% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $2,272,763.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $36,242 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,528 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Notes to Financial Statements — continued

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $250,295 for Advisers Class shares and $494,737 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) and prior to October 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $2,345 and $598,741 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $782 and $199,580 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within six years of purchase and prior to October 16, 2019, on redemptions of Class B shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2019, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders, approximately $11,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$59,188,505	$656,768,299

High Income Opportunities Portfolio	11,274,001	125,098,724

In addition, a Portfolio transaction fee was imposed by Eaton Vance Floating Rate Portfolio (the Portfolio) on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1J of the Portfolio’s financial statements included herein. Such fee was allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2019	2018

Sales	1,154,753	4,033,156

Issued to shareholders electing to receive payments of distributions in Fund shares	536,505	715,304

Redemptions	(6,963,590)	(7,693,806)

Net decrease	(5,272,332)	(2,945,346)

	Year Ended October 31,
Class A	2019	2018

Sales	3,609,089	4,190,970

Issued to shareholders electing to receive payments of distributions in Fund shares	923,835	731,477

Redemptions	(7,653,592)	(6,246,107)

Converted from Class B shares	79,945	58,965

Converted from Class C shares	4,486,960	—

Net increase (decrease)	1,446,237	(1,264,695)

	Year Ended October 31,
Class B	2019(1)	2018

Sales	—	986

Issued to shareholders electing to receive payments of distributions in Fund shares	1,396	4,348

Redemptions	(4,356)	(31,013)

Converted to Class A shares	(83,885)	(62,787)

Net decrease	(86,845)	(88,466)

	Year Ended October 31,
Class C	2019	2018

Sales	762,155	1,497,612

Issued to shareholders electing to receive payments of distributions in Fund shares	308,162	438,271

Redemptions	(3,059,598)	(3,741,794)

Converted to Class A shares	(4,775,942)	—

Net decrease	(6,765,223)	(1,805,911)

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2019	2018

Sales	37,307,330	68,100,577

Issued to shareholders electing to receive payments of distributions in Fund shares	5,228,689	5,576,794

Redemptions	(103,586,021)	(62,919,201)

Net increase (decrease)	(61,050,002)	10,758,170

	Year Ended October 31,
Class R6	2019	2018

Sales	7,529,198	13,288,487

Issued to shareholders electing to receive payments of distributions in Fund shares	338,979	102,005

Redemptions	(6,954,910)	(910,439)

Net increase	913,267	12,480,053

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019 and October 31, 2018, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Eaton Vance Floating Rate Portfolio were valued based on Level 1 inputs.

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $1,276,230, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

21

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 86.4%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.4%

Dynasty Acquisition Co., Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	6,081	$6,098,142

IAP Worldwide Services, Inc.

Revolving Loan, 1.44%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(2)	5,526	5,279,348

Term Loan - Second Lien, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2020(3)	7,008	5,542,979

TransDigm, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	35,556	35,434,141

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	28,893	28,714,186

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing May 30, 2025	6,465	6,428,070

Wesco Aircraft Hardware Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020	11,050	11,050,000

WP CPP Holdings, LLC

Term Loan, 5.68%, (USD LIBOR + 3.75%), Maturing April 30, 2025(4)	9,717	9,571,024

		$108,117,890

Automotive — 2.4%

Adient US, LLC

Term Loan, 6.78%, (3 mo. USD LIBOR + 4.25%), Maturing May 6, 2024	2,768	$2,710,395

American Axle and Manufacturing, Inc.

Term Loan, 4.10%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)	31,437	30,061,780

Autokiniton US Holdings, Inc.

Term Loan, 8.16%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	9,357	8,982,300

Bright Bidco B.V.

Term Loan, 5.50%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)	18,200	9,274,233

Chassix, Inc.

Term Loan, 7.88%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)	8,970	8,409,586

CS Intermediate Holdco 2, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 2, 2023	5,123	4,900,531

Dayco Products, LLC

Term Loan, 6.37%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	11,087	9,811,945

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Garrett LX III S.a.r.l.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 27, 2025	EUR	5,650	$6,259,431

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 3.97%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2025		9,717	9,563,151

IAA, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026		6,181	6,215,568

Panther BF Aggregator 2 L.P.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		28,850	28,489,029

Tenneco, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		37,789	34,577,335

Thor Industries, Inc.

Term Loan, 5.81%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		8,676	8,475,219

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	7,704	8,560,048

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		12,580	12,498,929

Visteon Corporation

Term Loan, 3.60%, (USD LIBOR + 1.75%), Maturing March 25, 2024(4)		2,217	2,208,794

			$190,998,274

Beverage and Tobacco — 0.2%

Arterra Wines Canada, Inc.

Term Loan, 4.91%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		1,587	$1,578,035

Flavors Holdings, Inc.

Term Loan, 7.85%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		12,507	11,256,735

Term Loan - Second Lien, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		3,000	2,325,000

			$15,159,770

Brokerage / Securities Dealers / Investment Houses — 0.1%

Blackstone Mortgage Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing April 23, 2026		2,115	$2,125,261

OZ Management L.P.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		1,510	1,511,887

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 9.43%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023	3,800	$3,809,500

		$7,446,648

Building and Development — 2.3%

American Builders & Contractors Supply Co., Inc.

Term Loan, Maturing January 15, 2027(5)	22,125	$22,127,301

APi Group DE, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	13,800	13,871,870

Brookfield Property REIT, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	5,071	4,999,100

Core & Main L.P.

Term Loan, 4.81%, (USD LIBOR + 2.75%), Maturing August 1, 2024(4)	14,714	14,419,364

CPG International, Inc.

Term Loan, 5.93%, (12 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	11,772	11,628,313

DTZ U.S. Borrower, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	46,796	46,992,918

Henry Company, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	3,129	3,126,233

NCI Building Systems, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	9,702	9,406,579

Quikrete Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	13,680	13,639,192

RE/MAX International, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	17,714	17,692,053

Realogy Group, LLC

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	5,476	5,248,134

Summit Materials Companies I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	2,517	2,525,637

Werner FinCo L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	8,287	7,934,408

WireCo WorldGroup, Inc.

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	6,891	6,701,912

		$180,313,014

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 7.2%

Acosta Holdco, Inc.

Term Loan, 7.00%, (USD Prime + 2.25%), Maturing September 26, 2021		8,713	$2,666,898

Adtalem Global Education, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		4,493	4,500,143

AlixPartners, LLP

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	7,885	8,833,032

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		12,657	12,666,946

Allied Universal Holdco, LLC

Term Loan, 4.25%, Maturing July 10, 2026(2)		1,378	1,370,840

Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		13,922	13,845,484

Altran Technologies S.A.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	16,241	18,182,775

AppLovin Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		26,097	25,906,482

Belfor Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		5,910	5,939,738

Bracket Intermediate Holding Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		9,094	8,991,610

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.24%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		5,889	5,734,840

Camelot U.S. Acquisition 1 Co.

Term Loan, Maturing October 25, 2026(5)		11,675	11,713,913

Ceridian HCM Holding, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		14,980	15,033,635

Change Healthcare Holdings, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2024		37,735	37,567,272

CM Acquisition Co.

Term Loan, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023		6,568	6,447,191

Cypress Intermediate Holdings III, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		18,758	18,495,732

Deerfield Dakota Holding, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025		10,372	10,058,542

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc.

Term Loan, 5.74%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)	14,381	$14,201,237

EIG Investors Corp.

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	30,917	29,371,326

Garda World Security Corporation

Term Loan, Maturing October 30, 2026(5)	11,200	11,151,000

IG Investment Holdings, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	32,297	31,893,778

IRI Holdings, Inc.

Term Loan, 6.62%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025	19,652	18,472,410

Iron Mountain, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	9,875	9,763,535

J.D. Power and Associates

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	9,962	9,974,500

KAR Auction Services, Inc.

Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	5,875	5,905,597

Kronos Incorporated

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	62,792	62,720,371

KUEHG Corp.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	22,321	22,092,328

Term Loan - Second Lien, 10.35%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	4,425	4,425,000

Monitronics International, Inc.

Term Loan, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing March 29, 2024	17,363	15,366,348

PGX Holdings, Inc.

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	9,964	8,851,749

Ping Identity Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	1,278	1,277,756

Pre-Paid Legal Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	3,408	3,384,901

Prime Security Services Borrower, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing September 23, 2026	5,638	5,456,809

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Prometric Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		3,325	$3,249,742

Red Ventures, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		11,325	11,318,399

ServiceMaster Company

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023		3,386	3,391,465

Spin Holdco, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		35,938	34,983,789

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing July 31, 2025	EUR	9,193	10,326,952

Trans Union, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		5,897	5,917,307

Term Loan, 3.80%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025		4,662	4,679,205

Vestcom Parent Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		1,886	1,759,043

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		1,524	1,481,769

West Corporation

Term Loan, 5.43%, (USD LIBOR + 3.50%), Maturing October 10, 2024(4)		3,901	3,259,460

Term Loan, 5.93%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)		15,776	13,235,172

Zephyr Bidco Limited

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing July 23, 2025	EUR	4,975	5,477,871

Term Loan, 5.21%, (3 mo. GBP LIBOR + 4.50%), Maturing July 23, 2025	GBP	8,675	10,881,316

			$572,225,208

Cable and Satellite Television — 4.0%

Altice France S.A.

Term Loan, 5.61%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		4,542	$4,444,602

Term Loan, 5.92%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		4,950	4,888,125

Charter Communications Operating, LLC

Term Loan, 3.58%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		33,691	33,863,828

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		28,072	$27,975,267

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		12,977	12,921,786

Term Loan, 4.33%, (2 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		15,220	15,219,571

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,753	10,705,313

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		22,799	22,114,987

Telenet Financing USD, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		31,900	31,916,620

Telenet International Finance S.a.r.l.

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing December 15, 2027	EUR	9,500	10,653,293

Virgin Media Bristol, LLC

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		40,775	40,647,578

Virgin Media SFA Finance Limited

Term Loan, 3.96%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	11,925	15,397,173

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	11,625	12,942,397

Ziggo B.V.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	22,850	25,375,371

Ziggo Secured Finance Partnership

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		48,481	47,987,548

			$317,053,459

Chemicals and Plastics — 3.6%

Advanced Drainage Systems, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		2,809	$2,823,850

Alpha 3 B.V.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		8,454	8,310,599

Aruba Investments, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		2,778	2,769,616

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		41,698	41,711,340

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Caldic B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing July 18, 2024	EUR	500	$551,376

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing July 18, 2024	EUR	1,500	1,654,129

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	4,381	4,776,499

Colouroz Investment 1 GmbH

Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing September 7, 2021	EUR	1,990	1,838,376

Emerald Performance Materials, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		5,200	5,160,921

Ferro Corporation

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,776	3,743,973

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,858	3,825,364

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		9,093	9,016,545

Flint Group GmbH

Term Loan, 4.94%, (2 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,712	2,164,671

Flint Group US, LLC

Term Loan, 4.94%, (2 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		16,407	13,094,482

Gemini HDPE, LLC

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		9,567	9,531,237

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	15,875	17,646,370

INEOS Enterprises Holdings Limited

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing August 28, 2026	EUR	1,975	2,203,635

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 6.12%, (3 mo. USD LIBOR + 4.00%), Maturing August 31, 2026		2,625	2,633,203

Ineos Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	13,690	15,061,188

Inovyn Finance PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing November 10, 2025	EUR	3,212	3,589,791

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Kraton Polymers, LLC

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	1,855	$2,070,521

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		8,103	8,082,990

Messer Industries GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 1, 2026	EUR	4,275	4,786,778

Momentive Performance Materials, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		3,413	3,359,364

Platform Specialty Products Corporation

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		8,337	8,377,384

PMHC II, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing March 31, 2025		4,137	3,350,970

PQ Corporation

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		19,504	19,528,212

Pregis TopCo Corporation

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		6,425	6,344,687

Proampac PG Borrower, LLC

Term Loan, 5.53%, (USD LIBOR + 3.50%), Maturing November 20, 2023(4)		8,397	7,942,598

Spectrum Holdings III Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		4,775	4,078,261

Starfruit Finco B.V.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	5,425	6,047,191

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		16,528	16,171,375

Tata Chemicals North America, Inc.

Term Loan, 4.88%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		5,654	5,653,623

Tronox Finance, LLC

Term Loan, 4.66%, (USD LIBOR + 2.75%), Maturing September 23, 2024(4)		20,742	20,583,164

Univar, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		18,615	18,731,591

Venator Materials Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		1,745	1,715,417

			$288,931,291

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.0%(6)

Tumi, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		2,986	$2,931,846

			$2,931,846

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,534	$2,499,062

SGB-SMIT Management GmbH

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50% (4.00% Cash, 0.50% PIK)), Maturing July 18, 2024	EUR	6,720	3,878,650

			$6,377,712

Containers and Glass Products — 2.1%

Berry Global, Inc.

Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		10,319	$10,363,749

Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		7,313	7,339,922

Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), Maturing July 1, 2026	EUR	3,167	3,563,865

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		10,199	10,249,160

BWAY Holding Company

Term Loan, 5.23%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		10,311	10,051,776

Flex Acquisition Company, Inc.

Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing December 29, 2023(4)		25,955	24,539,704

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		11,697	11,072,370

Libbey Glass, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		10,228	7,619,762

Pelican Products, Inc.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		6,987	6,602,302

Reynolds Group Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		57,944	58,023,878

Trident TPI Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		15,625	14,752,646

			$164,179,134

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.3%

KIK Custom Products, Inc.

Term Loan, 5.80%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	25,180	$23,794,753

		$23,794,753

Drugs — 3.6%

Akorn, Inc.

Term Loan, 8.81%, (1 mo. USD LIBOR + 7.00%), Maturing April 16, 2021	18,954	$17,615,456

Albany Molecular Research, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	7,260	7,055,918

Alkermes, Inc.

Term Loan, 4.41%, (3 mo. USD LIBOR + 2.25%), Maturing March 23, 2023	18,883	18,824,215

Amneal Pharmaceuticals, LLC

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	23,241	17,837,386

Arbor Pharmaceuticals, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	19,865	18,226,464

Bausch Health Companies, Inc.

Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	59,481	59,761,837

Catalent Pharma Solutions, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	8,756	8,779,641

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	39,223	36,043,347

Horizon Pharma, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026	7,802	7,832,547

Jaguar Holding Company II

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	63,239	63,186,343

Mallinckrodt International Finance S.A.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	33,789	26,566,275

Term Loan, 5.18%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	11,082	8,699,575

		$290,429,004

Ecological Services and Equipment — 0.6%

Advanced Disposal Services, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	18,122	$18,174,627

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

EnergySolutions, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		17,582	$16,549,492

GFL Environmental, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025		13,681	13,658,292

US Ecology, Inc.

Term Loan, Maturing August 14, 2026(5)		2,600	2,614,625

			$50,997,036

Electronics / Electrical — 12.2%

Almonde, Inc.

Term Loan, 5.70%, (USD LIBOR + 3.50%), Maturing June 13, 2024(4)		27,705	$26,544,810

Applied Systems, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		36,808	36,683,476

Term Loan - Second Lien, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		3,279	3,329,848

Aptean, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		5,721	5,681,916

Avast Software B.V.

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023		5,776	5,806,216

Banff Merger Sub, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,424	3,774,771

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		35,085	32,741,697

Barracuda Networks, Inc.

Term Loan, 5.40%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		5,094	5,077,682

Canyon Valor Companies, Inc.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 16, 2023	EUR	2,940	3,281,712

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		5,615	5,618,874

Carbonite, Inc.

Term Loan, 5.68%, (3 mo. USD LIBOR + 3.75%), Maturing March 26, 2026		4,468	4,468,508

Celestica, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 2.13%), Maturing June 27, 2025		4,666	4,566,786

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		4,392	4,336,915

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		10,420	$9,924,812

CommScope, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026		19,850	19,558,443

CPI International, Inc.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		11,183	10,847,855

Datto, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026		3,915	3,946,184

ECI Macola/Max Holding, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		8,455	8,413,403

Electro Rent Corporation

Term Loan, 6.94%, (USD LIBOR + 5.00%), Maturing January 31, 2024(4)		13,680	13,756,450

Energizer Holdings, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025		6,395	6,395,830

Entegris, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 6, 2025		2,829	2,844,536

Epicor Software Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		16,767	16,737,749

Go Daddy Operating Company, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024		49,506	49,622,556

Hyland Software, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		47,197	46,961,301

Infoblox, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		17,276	17,290,106

Infor (US), Inc.

Term Loan, 3.25%, (3 mo. EURIBOR + 2.25%, Floor 1.00%), Maturing February 1, 2022	EUR	4,982	5,577,721

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		79,199	79,347,679

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	2,990	3,358,623

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		46,768	46,902,383

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

MA FinanceCo., LLC

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		32,990	$32,835,816

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing June 21, 2024	EUR	2,500	2,790,340

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		5,034	4,900,308

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		19,217	16,862,869

Marcel LUX IV S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026		3,234	3,156,948

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 16, 2026	EUR	2,650	2,957,761

Mirion Technologies, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		4,678	4,694,746

MKS Instruments, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026		3,793	3,803,487

MTS Systems Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		378	377,597

NCR Corporation

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026		9,275	9,347,401

Renaissance Holding Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		13,106	12,702,124

Term Loan - Second Lien, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		2,175	2,059,001

Seattle Spinco, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		33,996	33,092,986

SGS Cayman L.P.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		1,117	1,105,385

SkillSoft Corporation

Term Loan, 6.95%, (6 mo. USD LIBOR + 4.75%), Maturing April 28, 2021		51,084	40,962,685

SolarWinds Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024		27,015	27,030,126

Solera, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		24,999	24,825,139

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Sparta Systems, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	3,430	$2,915,500

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	17,037	17,086,717

SS&C Technologies, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	28,847	28,932,228

SurveyMonkey, Inc.

Term Loan, 5.54%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	13,385	13,318,069

Sutherland Global Services, Inc.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	4,799	4,748,677

Tibco Software, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2026	31,649	31,543,791

TTM Technologies, Inc.

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	3,187	3,139,169

Uber Technologies

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	34,773	34,235,498

Term Loan, 5.91%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	30,229	29,836,276

Ultimate Software Group, Inc. (The)

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	18,275	18,335,911

Ultra Clean Holdings, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	10,120	9,867,000

Verifone Systems, Inc.

Term Loan, 6.14%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	14,196	13,348,485

Veritas Bermuda, Ltd.

Term Loan, 6.34%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)	23,999	22,326,255

Vero Parent, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	16,987	16,621,073

Vungle, Inc.

Term Loan, 7.30%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	6,500	6,410,625

Western Digital Corporation

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	10,175	10,162,458

		$969,731,293

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.5%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 3.60%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025		42,523	$42,737,716

			$42,737,716

Financial Intermediaries — 2.9%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026		4,738	$4,702,589

Aretec Group, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		17,032	15,946,635

Citco Funding, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		28,721	28,595,397

Claros Mortgage Trust, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing August 10, 2026		5,725	5,739,312

Clipper Acquisitions Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		13,067	13,034,582

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		34,065	13,796,511

EIG Management Company, LLC

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		2,980	2,983,350

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	9,300	10,391,735

FinCo. I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		6,923	6,942,110

Focus Financial Partners, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		14,108	14,157,759

Franklin Square Holdings L.P.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		6,460	6,496,009

Greenhill & Co., Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		7,264	7,045,837

GreenSky Holdings, LLC

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		15,686	15,470,441

Guggenheim Partners, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		29,554	29,231,209

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Harbourvest Partners, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025		12,258	$12,270,854

LPL Holdings, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		16,193	16,223,598

Ocwen Loan Servicing, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing December 7, 2020		2,631	2,590,239

Starwood Property Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		3,225	3,233,063

StepStone Group L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing March 27, 2025		6,870	6,887,551

Victory Capital Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 1, 2026		13,278	13,352,917

Virtus Investment Partners, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.25%), Maturing June 1, 2024		6,199	6,220,689

			$235,312,387

Food Products — 2.9%

Alphabet Holding Company, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		32,190	$29,478,318

B&G Foods, Inc.

Term Loan, 4.48%, (2 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		2,550	2,556,905

Badger Buyer Corp.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		4,978	4,281,445

Del Monte Foods, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		26,107	22,647,407

Froneri International PLC

Term Loan, 2.63%, (2 mo. EURIBOR + 2.63%), Maturing January 31, 2025	EUR	8,350	9,369,504

Term Loan, 3.96%, (1 mo. GBP LIBOR + 3.25%), Maturing January 31, 2025	GBP	12,010	15,563,327

Hearthside Food Solutions, LLC

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		10,225	9,499,329

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		5,707	5,392,997

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

HLF Financing S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		12,197	$12,248,850

Jacobs Douwe Egberts International B.V.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		26,074	26,122,790

JBS USA Lux S.A.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026		53,432	53,685,941

Nomad Foods Europe Midco Limited

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing May 15, 2024	EUR	4,000	4,502,625

Term Loan, 4.16%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		11,737	11,714,757

Post Holdings, Inc.

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		347	347,810

Sunshine Investments B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	13,118	14,684,935

Term Loan, 4.77%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	1,500	1,949,908

Valeo F1 Company Limited (Ireland)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	6,000	6,661,130

			$230,707,978

Food Service — 1.7%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		76,331	$76,568,846

Aramark Services, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		9,606	9,636,444

IRB Holding Corp.

Term Loan, 5.22%, (2 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		25,310	25,160,373

KFC Holding Co.

Term Loan, 3.63%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		787	789,771

NPC International, Inc.

Term Loan, 5.43%, (3 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		6,640	3,784,745

Restaurant Technologies, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		6,406	6,430,512

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)

US Foods, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		10,740	$10,787,144

			$133,157,835

Food / Drug Retailers — 0.5%

Albertsons, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2026		21,381	$21,516,894

Diplomat Pharmacy, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		5,244	4,720,020

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,674	3,329,400

Term Loan, 6.02%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	9,172	7,568,222

			$37,134,536

Forest Products — 0.0%(6)

Clearwater Paper Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 26, 2026		3,475	$3,479,344

			$3,479,344

Health Care — 6.9%

ADMI Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		9,042	$8,917,645

Alliance Healthcare Services, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		8,798	7,785,787

Term Loan - Second Lien, 11.79%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		5,575	5,533,188

athenahealth, Inc.

Term Loan, 6.68%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		21,442	21,308,107

Athletico Management, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		4,863	4,875,408

Avantor, Inc.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing November 21, 2024	EUR	2,293	2,590,321

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		6,997	7,035,995

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

BioClinica, Inc.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		10,605	$10,234,122

BW NHHC Holdco, Inc.

Term Loan, 6.80%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		11,652	9,671,575

Carestream Dental Equipment, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		4,581	4,268,838

CHG Healthcare Services, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		22,146	22,139,526

Concentra, Inc.

Term Loan, 4.54%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2022		6,360	6,373,047

CPI Holdco, LLC

Term Loan, 5.54%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		11,162	11,161,626

CryoLife, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		5,477	5,491,131

CTC AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	11,670	12,939,560

Elsan SAS

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing October 31, 2024	EUR	9,250	10,388,191

Ensemble RCM, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		5,125	5,133,328

Envision Healthcare Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		66,144	53,742,114

Gentiva Health Services, Inc.

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		25,759	25,831,839

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		39,479	39,583,553

Hanger, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		11,968	12,008,895

Inovalon Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		15,152	15,199,485

IQVIA, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024		6,218	6,248,184

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

IQVIA, Inc. (continued)

Term Loan, Maturing March 7, 2024(5)	EUR	2,000	$2,238,366

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025		9,452	9,489,213

Medical Solutions, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing June 14, 2024		12,173	12,127,232

MPH Acquisition Holdings, LLC

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023		18,648	17,543,484

National Mentor Holdings, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		5,750	5,765,739

Navicure, Inc.

Term Loan, 5.87%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026		8,975	8,907,687

One Call Corporation

Term Loan, 7.41%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022		17,265	14,891,068

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.31%, (3 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		39,558	37,826,868

Parexel International Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		15,775	15,085,095

Phoenix Guarantor, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026		21,047	21,042,872

Radiology Partners Holdings, LLC

Term Loan, 6.66%, (USD LIBOR + 4.75%), Maturing July 9, 2025(4)		4,509	4,390,487

RadNet, Inc.

Term Loan, 5.54%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023		6,894	6,887,329

Select Medical Corporation

Term Loan, 4.58%, (USD LIBOR + 2.50%), Maturing March 6, 2025(4)		23,075	23,024,327

Sotera Health Holdings, LLC

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing May 15, 2022		7,274	7,198,009

Surgery Center Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024		10,197	9,878,554

Team Health Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024		19,324	15,145,186

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Tecomet, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2024		3,292	$3,266,361

U.S. Anesthesia Partners, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024		7,204	6,911,807

Verscend Holding Corp.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		19,962	20,016,681

			$550,097,830

Home Furnishings — 0.4%

Serta Simmons Bedding, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		59,330	$35,123,433

			$35,123,433

Industrial Equipment — 3.8%

AI Alpine AT Bidco GmbH

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing October 31, 2025	EUR	5,500	$6,009,551

Altra Industrial Motion Corp.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		8,616	8,602,619

Apex Tool Group, LLC

Term Loan, 7.29%, (1 mo. USD LIBOR + 5.50%), Maturing August 1, 2024		17,061	16,277,608

Carlisle Foodservice Products, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		5,524	5,226,978

Clark Equipment Company

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		13,860	13,881,825

CPM Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		4,020	3,945,093

Delachaux Group S.A.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing March 28, 2026	EUR	4,050	4,521,201

Term Loan, 6.50%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026		5,100	5,090,438

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	10,350	11,370,055

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		9,968	9,856,099

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

DXP Enterprises, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		5,684	$5,715,973

Dynacast International, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		13,159	12,171,953

Engineered Machinery Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		9,416	9,125,630

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		2,576	2,546,538

EWT Holdings III Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		23,035	23,078,600

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	4,359	4,897,632

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		15,541	15,554,979

Gardner Denver, Inc.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	6,205	6,966,549

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		575	576,691

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	9,434	10,361,824

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		18,003	17,675,046

LTI Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,841	5,388,323

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		2,100	2,016,000

Milacron, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		15,425	15,424,509

Minimax Viking GmbH

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 31, 2025	EUR	3,422	3,850,205

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	20,225	22,559,756

Robertshaw US Holding Corp.

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2025		22,703	20,489,888

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Shape Technologies Group, Inc.

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025		6,972	$6,379,083

Titan Acquisition Limited

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		31,064	29,471,646

Welbilt, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		3,227	3,205,098

			$302,237,390

Insurance — 2.5%

Alliant Holdings Intermediate, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		4,968	$4,853,066

Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		4,913	4,839,764

AmWINS Group, Inc.

Term Loan, 4.58%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		34,547	34,559,265

Asurion, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		21,569	21,606,354

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		26,089	26,133,563

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,222	2,226,596

Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		29,575	29,772,177

Financiere CEP S.A.S.

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	5,725	6,427,660

Hub International Limited

Term Loan, 4.94%, (2 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		24,693	24,210,443

NFP Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		23,717	23,064,806

USI, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		24,086	23,412,065

			$201,105,759

Leisure Goods / Activities / Movies — 4.5%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		14,199	$14,203,691

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Amer Sports Oyj

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	29,425	$32,786,910

Ancestry.com Operations, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		42,232	37,797,304

BidFair MergeRight, Inc.

Term Loan, 7.41%, (1 mo. USD LIBOR + 5.50%), Maturing January 15, 2027		5,925	5,806,500

Bombardier Recreational Products, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		43,552	43,525,142

ClubCorp Holdings, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		18,148	16,025,073

Crown Finance US, Inc.

Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	3,073	3,443,825

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		10,451	10,334,397

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		19,685	19,432,919

Emerald Expositions Holding, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		16,549	15,804,486

Etraveli Holding AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 2, 2024	EUR	9,900	11,110,476

Lindblad Expeditions, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		2,407	2,420,571

Live Nation Entertainment, Inc.

Term Loan, 3.69%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2026		42,660	42,726,545

Match Group, Inc.

Term Loan, 4.44%, (3 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		7,116	7,137,861

Merlin Entertainments PLC

Term Loan, Maturing October 16, 2026(5)		4,618	4,649,813

Term Loan, Maturing October 17, 2026(5)		607	611,109

NASCAR Holdings, Inc.

Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		7,725	7,772,748

SeaWorld Parks & Entertainment, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		16,094	16,073,339

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

SRAM, LLC

Term Loan, 4.60%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		17,836	$17,858,022

Steinway Musical Instruments, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		7,227	7,145,573

Travel Leaders Group, LLC

Term Loan, 5.82%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		11,258	11,215,284

UFC Holdings, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2026		20,947	20,965,392

Vue International Bidco PLC

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 14, 2026	EUR	6,632	7,453,768

Term Loan, Maturing June 18, 2026(5)	EUR	1,193	1,340,268

			$357,641,016

Lodging and Casinos — 3.4%

Aimbridge Acquisition Co., Inc.

Term Loan, 5.57%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026		3,035	$3,046,054

Aristocrat Technologies, Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		7,668	7,695,649

Azelis Finance S.A.

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing November 7, 2025	EUR	2,600	2,919,715

Boyd Gaming Corporation

Term Loan, 3.96%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		4,182	4,194,086

Churchill Downs Incorporated

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,439	3,453,795

CityCenter Holdings, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		36,948	36,990,510

Eldorado Resorts, LLC

Term Loan, 4.21%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		4,120	4,119,597

ESH Hospitality, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		13,913	13,949,352

Four Seasons Hotels Limited

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		6,712	6,740,003

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Golden Nugget, Inc.

Term Loan, 4.69%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		28,261	$28,248,752

GVC Holdings PLC

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	21,225	23,852,737

Term Loan, 4.45%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		9,426	9,451,678

Hanjin International Corp.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		5,650	5,635,875

MGM Growth Properties Operating Partnership L.P.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		28,733	28,840,361

Playa Resorts Holding B.V.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		12,825	12,539,499

Richmond UK Bidco Limited

Term Loan, 4.96%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	2,809	3,530,042

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	11,225	12,662,684

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		40,256	40,461,414

VICI Properties 1, LLC

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		22,293	22,397,692

			$270,729,495

Nonferrous Metals / Minerals — 0.5%

CD&R Hydra Buyer, Inc.

Term Loan, 9.83%, (2.33% Cash, 7.50% PIK), Maturing August 15, 2021(3)(8)		604	$478,115

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%), Maturing July 29, 2020		5,218	5,218,103

Term Loan, 0.00%, Maturing October 17, 2022(7)		21,871	7,766,109

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(7)		2,878	172,659

Oxbow Carbon, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		6,730	6,725,482

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	15,625	16,627,846

			$36,988,314

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 2.6%

Ameriforge Group, Inc.

Term Loan, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	21,447	$21,446,676

Apergy Corporation

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	692	689,985

Blackstone CQP Holdco L.P.

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	10,424	10,402,162

Buckeye Partners L.P.

Term Loan, Maturing November 15, 2026(5)	24,850	24,993,658

Centurion Pipeline Company, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	3,201	3,206,814

CITGO Holding, Inc.

Term Loan, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing August 1, 2023	2,575	2,610,808

CITGO Petroleum Corporation

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021	15,437	15,451,981

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing March 28, 2024	24,171	24,231,446

Delek US Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	7,240	7,158,621

Fieldwood Energy, LLC

Term Loan, 7.18%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	20,306	16,678,149

Matador Bidco S.a.r.l.

Term Loan, Maturing June 12, 2026(5)	5,925	5,932,406

McDermott Technology Americas, Inc.

Term Loan, Maturing October 21, 2021(5)	6,650	6,650,000

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing May 9, 2025	14,086	8,632,397

Prairie ECI Acquiror L.P.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	9,311	9,088,171

PSC Industrial Holdings Corp.

Term Loan, 5.67%, (1 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	7,974	7,966,890

Sheridan Investment Partners II L.P.

DIP Loan, 8.86%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	2,196	2,187,361

DIP Loan, 8.92%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	2,196	2,187,361

Term Loan, 0.00%, Maturing December 16, 2020(7)	837	410,092

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Sheridan Investment Partners II L.P. (continued)

Term Loan, 0.00%, Maturing December 16, 2020(7)		2,244	$1,099,602

Term Loan, 0.00%, Maturing December 16, 2020(7)		16,132	7,904,709

Sheridan Production Partners I, LLC

Term Loan, 0.00%, Maturing November 15, 2019(7)		21,109	16,430,085

UGI Energy Services, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026		10,249	10,300,559

			$205,659,933

Publishing — 0.6%

Getty Images, Inc.

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), Maturing February 19, 2026	EUR	4,000	$4,450,046

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026		11,885	11,654,912

Harland Clarke Holdings Corp.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023		11,196	8,785,322

LSC Communications, Inc.

Term Loan, 7.29%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022		8,147	6,731,294

ProQuest, LLC

Term Loan, Maturing October 23, 2026(5)		12,300	12,323,062

Tweddle Group, Inc.

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023		2,357	2,102,896

			$46,047,532

Radio and Television — 2.2%

ALM Media Holdings, Inc.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020		8,047	$7,830,715

AP NMT Acquisition B.V.

Term Loan, 7.84%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021		3,704	3,729,551

Cumulus Media New Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing March 31, 2026		5,025	5,058,763

Diamond Sports Group, LLC

Term Loan, 5.08%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026		30,675	30,847,547

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Entercom Media Corp.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	1,933	$1,938,678

Entravision Communications Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	8,295	8,059,779

Gray Television, Inc.

Term Loan, 4.26%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	3,012	3,019,026

Term Loan, 4.51%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	7,012	7,038,257

Hubbard Radio, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	8,032	8,026,707

iHeartCommunications, Inc.

Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	9,989	10,034,359

Mission Broadcasting, Inc.

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	4,297	4,306,359

Nexstar Broadcasting, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	21,626	21,672,079

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	5,225	5,253,737

Sinclair Television Group, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	14,077	14,081,329

Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	6,425	6,442,669

Univision Communications, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	37,351	36,083,488

		$173,423,043

Retailers (Except Food and Drug) — 1.9%

Apro, LLC

Term Loan, 5.83%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	2,861	$2,864,535

Ascena Retail Group, Inc.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	15,867	8,773,393

Bass Pro Group, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	12,446	11,960,606

BJ’s Wholesale Club, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	8,647	8,662,306

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

CDW, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	19,336	$19,389,790

Coinamatic Canada, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	267	259,502

David’s Bridal, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing December 31, 2019	1,475	1,459,955

Term Loan, 9.61%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	3,200	2,759,842

Term Loan, 10.11%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	11,578	4,843,300

Global Appliance, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	2,718	2,622,928

Go Wireless, Inc.

Term Loan, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	2,553	2,470,395

Hoya Midco, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	11,825	11,514,936

J. Crew Group, Inc.

Term Loan, 4.91%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	25,715	20,235,474

LSF9 Atlantis Holdings, LLC

Term Loan, 7.94%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	11,962	11,179,511

PetSmart, Inc.

Term Loan, 5.93%, (1 mo. USD LIBOR + 4.00%), Maturing March 11, 2022	36,547	35,679,459

PFS Holding Corporation

Term Loan, 5.43%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	9,875	3,851,347

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	9,357	2,362,532

Radio Systems Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	3,646	3,595,548

		$154,485,359

Steel — 1.0%

Atkore International, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	18,139	$18,165,876

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)

GrafTech Finance, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	26,002	$24,994,571

Neenah Foundry Company

Term Loan, 8.47%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	7,896	7,737,618

Phoenix Services International, LLC

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	2,688	2,486,684

Zekelman Industries, Inc.

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	29,595	29,587,582

		$82,972,331

Surface Transport — 0.4%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	3,269	$3,278,571

Agro Merchants NAI Holdings, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	8,302	8,249,668

Kenan Advantage Group, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	8,303	7,960,432

Stena International S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	6,458	6,288,864

XPO Logistics, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	4,275	4,287,765

		$30,065,300

Telecommunications — 5.7%

CenturyLink, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	73,493	$72,957,359

Ciena Corporation

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing September 26, 2025	13,043	13,118,653

Colorado Buyer, Inc.

Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	16,404	13,861,378

Digicel International Finance Limited

Term Loan, 5.34%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	14,501	12,386,147

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

eircom Holdings (Ireland) Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing May 15, 2026	EUR	18,690	$20,910,198

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	16,287	18,062,355

Global Eagle Entertainment, Inc.

Term Loan, 9.53%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		21,380	18,404,576

Intelsat Jackson Holdings S.A.

Term Loan, 5.68%, (6 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		26,250	26,233,594

Term Loan, 6.43%, (6 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		19,794	20,098,389

IPC Corp.

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		11,591	9,639,552

Level 3 Financing, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		35,850	35,926,181

Matterhorn Telecom S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing September 30, 2026	EUR	4,325	4,857,335

Onvoy, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		12,699	10,699,223

Plantronics, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		14,616	14,559,907

SBA Senior Finance II, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing April 11, 2025		32,738	32,854,103

Sprint Communications, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		61,154	60,567,552

Term Loan, 4.81%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024		9,379	9,347,780

Syniverse Holdings, Inc.

Term Loan, 6.92%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		11,229	10,197,336

Telesat Canada

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		43,270	43,378,022

Zayo Group, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		4,000	4,010,752

			$452,070,392

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 1.4%

Brookfield WEC Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025	21,960	$21,850,511

Calpine Construction Finance Company L.P.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	2,622	2,627,799

Calpine Corporation

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	29,410	29,451,322

Granite Acquisition, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	22,669	22,716,616

Lightstone Holdco, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	16,309	15,243,463

Longview Power, LLC

Term Loan, 7.93%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	4,668	3,034,078

Pike Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 24, 2026	3,128	3,132,535

Talen Energy Supply, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026	5,775	5,717,250

Vistra Operations Company, LLC

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	6,933	6,965,251

		$110,738,825

Total Senior Floating-Rate Loans (identified cost $7,197,253,625)		$6,880,602,080

Corporate Bonds & Notes — 3.6%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

TransDigm, Inc.

6.25%, 3/15/26(9)	5,275	$5,664,031

		$5,664,031

Automotive — 0.1%

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

6.25%, 5/15/26(9)	4,325	$4,583,202

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Tenneco, Inc.

4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(9)(10)	EUR	6,000	$6,682,149

			$11,265,351

Building and Development — 0.0%(6)

American Builders & Contractors Supply Co., Inc.

4.00%, 1/15/28(9)		2,975	$2,975,000

			$2,975,000

Business Equipment and Services — 0.3%

Allied Universal Holdco, LLC/Allied Universal Finance Corp.

6.625%, 7/15/26(9)		2,975	$3,183,250

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(9)		7,900	8,107,375

5.75%, 4/15/26(9)		15,225	15,653,203

			$26,943,828

Cable and Satellite Television — 0.1%

Altice France S.A.

7.375%, 5/1/26(9)		1,000	$1,073,345

5.50%, 1/15/28(9)		5,025	5,131,781

Ziggo B.V.

5.50%, 1/15/27(9)		2,000	2,112,460

			$8,317,586

Chemicals and Plastics — 0.1%

PQ Corp.

6.75%, 11/15/22(9)		4,000	$4,145,000

			$4,145,000

Containers and Glass Products — 0.3%

Berry Global, Inc.

5.625%, 7/15/27(9)		2,500	$2,659,375

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.75%, 10/15/20		14,537	14,604,938

5.501%, (3 mo. USD LIBOR + 3.50%), 7/15/21(9)(10)		9,925	9,974,625

			$27,238,938

Security		Principal Amount* (000’s omitted)	Value

Drugs — 0.7%

Bausch Health Companies, Inc.

6.50%, 3/15/22(9)		11,092	$11,440,843

7.00%, 3/15/24(9)		14,419	15,120,845

5.50%, 11/1/25(9)		19,675	20,634,353

Par Pharmaceutical, Inc.

7.50%, 4/1/27(9)		7,500	7,143,750

			$54,339,791

Electronics / Electrical — 0.2%

CommScope, Inc.

6.00%, 3/1/26(9)		12,575	$12,983,687

			$12,983,687

Food Products — 0.0%(6)

Iceland Bondco PLC

5.035%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(10)	GBP	1,181	$1,523,380

			$1,523,380

Food / Drug Retailers — 0.1%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)		12,550	$7,404,500

			$7,404,500

Health Care — 0.6%

Avantor, Inc.

6.00%, 10/1/24(9)		13,105	$14,040,435

CHS/Community Health Systems, Inc.

5.125%, 8/1/21		7,500	7,509,375

6.25%, 3/31/23		16,650	16,285,781

RegionalCare Hospital Partners Holdings, Inc.

8.25%, 5/1/23(9)		10,550	11,268,719

			$49,104,310

Leisure Goods / Activities / Movies — 0.1%

National CineMedia, LLC

6.00%, 4/15/22		5,250	$5,316,150

			$5,316,150

Oil and Gas — 0.2%

CITGO Petroleum Corp.

6.25%, 8/15/22(9)		11,500	$11,658,125

			$11,658,125

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television — 0.3%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(9)	6,375	$6,669,844

iHeartCommunications, Inc.

6.375%, 5/1/26	2,896	3,130,967

8.375%, 5/1/27	5,248	5,655,196

5.25%, 8/15/27(9)	2,125	2,197,675

Univision Communications, Inc.

5.125%, 2/15/25(9)	5,500	5,396,875

		$23,050,557

Telecommunications — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	6,325	$6,024,563

		$6,024,563

Utilities — 0.3%

Calpine Corp.

6.00%, 1/15/22(9)	3,000	$3,015,450

5.875%, 1/15/24(9)	5,000	5,122,500

5.25%, 6/1/26(9)	10,925	11,402,969

Talen Energy Supply, LLC

6.625%, 1/15/28(9)	5,025	4,874,250

		$24,415,169

Total Corporate Bonds & Notes (identified cost $281,818,016)		$282,369,966

Asset-Backed Securities — 3.2%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class D, 5.066%, (3 mo. USD LIBOR + 3.10%), 7/20/31(9)(10)	$2,500	$2,356,736

Series 2018-1A, Class E, 7.966%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(10)	3,000	2,695,609

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 8.911%, (3 mo. USD LIBOR + 6.91%), 1/15/32(9)(10)	5,000	4,612,849

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.361%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(10)	3,525	2,934,290

Security	Principal Amount (000’s omitted)	Value

Apidos CLO XX

Series 2015-20A, Class DR, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/16/31(9)(10)	$2,375	$2,206,864

Ares XL CLO, Ltd.

Series 2016-40A, Class CR, 5.401%, (3 mo. USD LIBOR + 3.40%), 1/15/29(9)(10)	2,500	2,452,539

Series 2016-40A, Class DR, 8.351%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(10)	3,500	3,310,426

Ares XLIX CLO, Ltd.

Series 2018-49A, Class D, 4.953%, (3 mo. USD LIBOR + 3.00%), 7/22/30(9)(10)	2,500	2,359,893

Series 2018-49A, Class E, 7.653%, (3 mo. USD LIBOR + 5.70%), 7/22/30(9)(10)	3,500	3,191,868

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class C, 5.058%, (3 mo. USD LIBOR + 2.90%), 5/15/30(9)(10)	5,000	4,635,674

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,000	3,629,414

Babson CLO, Ltd.

Series 2015-1A, Class DR, 4.566%, (3 mo. USD LIBOR + 2.60%), 1/20/31(9)(10)	2,500	2,274,056

Series 2016-1A, Class DR, 4.984%, (3 mo. USD LIBOR + 3.05%), 7/23/30(9)(10)	1,250	1,166,794

Series 2016-1A, Class ER, 7.934%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(10)	3,500	2,878,929

Series 2018-1A, Class C, 4.601%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	3,500	3,168,291

Bain Capital Credit CLO

Series 2018-1A, Class D, 4.634%, (3 mo. USD LIBOR + 2.70%), 4/23/31(9)(10)	5,000	4,564,378

Series 2018-1A, Class E, 7.284%, (3 mo. USD LIBOR + 5.35%), 4/23/31(9)(10)	3,000	2,688,858

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class C, 4.896%, (3 mo. USD LIBOR + 2.93%), 4/20/31(9)(10)	5,000	4,579,829

Series 2018-5BA, Class D, 7.916%, (3 mo. USD LIBOR + 5.95%), 4/20/31(9)(10)	3,500	3,021,378

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 7.566%, (3 mo. USD LIBOR + 5.60%), 1/20/31(9)(10)	5,401	4,529,753

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class D, 4.566%, (3 mo. USD LIBOR + 2.60%), 4/20/31(9)(10)	1,500	1,357,016

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class D, 5.702%, (3 mo. USD LIBOR + 3.70%), 1/17/32(9)(10)	2,000	1,976,502

Series 2018-16A, Class E, 8.702%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(10)	2,250	2,187,036

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 8.601%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(10)	$1,750	$1,661,626

Betony CLO 2, Ltd.

Series 2018-1A, Class C, 4.836%, (3 mo. USD LIBOR + 2.90%), 4/30/31(9)(10)	2,500	2,336,000

Series 2018-1A, Class D, 7.586%, (3 mo. USD LIBOR + 5.65%), 4/30/31(9)(10)	4,450	3,980,045

BlueMountain CLO, Ltd.

Series 2016-3A, Class DR, 5.258%, (3 mo. USD LIBOR + 3.10%), 11/15/30(9)(10)	1,500	1,375,299

Series 2016-3A, Class ER, 8.108%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(10)	1,500	1,332,479

Series 2018-1A, Class D, 4.986%, (3 mo. USD LIBOR + 3.05%), 7/30/30(9)(10)	2,500	2,305,795

Series 2018-1A, Class E, 7.886%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(10)	2,000	1,776,213

Canyon Capital CLO, Ltd.

Series 2012-1RA, Class E, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,875	4,345,811

Series 2016-1A, Class ER, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	4,000	3,464,140

Series 2016-2A, Class ER, 7.986%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(10)	4,500	3,859,433

Series 2017-1A, Class E, 8.251%, (3 mo. USD LIBOR + 6.25%), 7/15/30(9)(10)	3,250	2,903,821

Canyon CLO, Ltd.

Series 2018-1A, Class D, 4.901%, (3 mo. USD LIBOR + 2.90%), 7/15/31(9)(10)	3,000	2,781,955

Series 2018-1A, Class E, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	2,750	2,402,173

Carlyle CLO, Ltd.

Series C17A, Class CR, 5.066%, (3 mo. USD LIBOR + 2.80%), 4/30/31(9)(10)	5,000	4,665,802

Series C17A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.00%), 4/30/31(9)(10)	3,500	3,133,009

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class CR2, 5.486%, (3 mo. USD LIBOR + 3.50%), 1/14/32(9)(10)	2,500	2,287,660

Series 2012-3A, Class DR2, 8.486%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(10)	1,500	1,335,208

Series 2014-3RA, Class C, 4.886%, (3 mo. USD LIBOR + 2.95%), 7/27/31(9)(10)	1,000	918,567

Series 2014-3RA, Class D, 7.336%, (3 mo. USD LIBOR + 5.40%), 7/27/31(9)(10)	2,150	1,750,231

Series 2014-4RA, Class C, 4.901%, (3 mo. USD LIBOR + 2.90%), 7/15/30(9)(10)	2,000	1,741,611

Series 2014-4RA, Class D, 7.651%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(10)	3,500	2,860,694

Security	Principal Amount (000’s omitted)	Value

Dryden CLO, Ltd.

Series 2018-55A, Class D, 4.851%, (3 mo. USD LIBOR + 2.85%), 4/15/31(9)(10)	$1,500	$1,384,893

Series 2018-55A, Class E, 7.401%, (3 mo. USD LIBOR + 5.40%), 4/15/31(9)(10)	2,000	1,740,378

Dryden Senior Loan Fund

Series 2015-40A, Class DR, 5.258%, (3 mo. USD LIBOR + 3.10%), 8/15/31(9)(10)	3,000	2,857,074

Series 2015-41A, Class DR, 4.586%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	5,000	4,555,877

Series 2015-41A, Class ER, 7.286%, (3 mo. USD LIBOR + 5.30%), 4/15/31(9)(10)	1,268	1,049,679

Series 2016-42A, Class DR, 4.931%, (3 mo. USD LIBOR + 2.93%), 7/15/30(9)(10)	2,500	2,315,677

Series 2016-42A, Class ER, 7.551%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(10)	3,500	3,071,628

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 8.646%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(10)	2,500	2,246,608

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class D, 5.04%, (3 mo. USD LIBOR + 3.10%), 10/25/31(9)(10)	2,500	2,362,978

Series 2018-25A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	3,500	3,104,297

Goldentree Loan Management US CLO 5, Ltd.

Series 2019-5A, Class D, 6.038%, (3 mo. USD LIBOR + 3.85%), 10/20/32(9)(10)	1,500	1,490,190

Golub Capital Partners CLO, Ltd.

Series 2015-22A, Class ER, 7.966%, (3 mo. USD LIBOR + 6.00%), 1/20/31(9)(10)	2,500	2,137,858

Series 2018-37A, Class D, 5.266%, (3 mo. USD LIBOR + 3.30%), 7/20/30(9)(10)	4,000	3,849,652

Series 2018-37A, Class E, 7.716%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(10)	4,750	4,306,315

ICG US CLO, Ltd.

Series 2018-2A, Class D, 5.053%, (3 mo. USD LIBOR + 3.10%), 7/22/31(9)(10)	2,000	1,865,337

Series 2018-2A, Class E, 7.703%, (3 mo. USD LIBOR + 5.75%), 7/22/31(9)(10)	3,000	2,600,349

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 8.881%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(10)	500	468,449

Madison Park Funding XXV, Ltd.

Series 2017-25A, Class D, 8.04%, (3 mo. USD LIBOR + 6.10%), 4/25/29(9)(10)	1,500	1,409,993

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class DR, 5.102%, (3 mo. USD LIBOR + 3.10%), 10/17/30(9)(10)	2,500	2,277,135

Series 2016-22A, Class ER, 8.062%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(10)	3,000	2,654,687

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO, Ltd.

Series 2018-28A, Class E, 7.566%, (3 mo. USD LIBOR + 5.60%), 4/20/30(9)(10)	$1,950	$1,713,080

Series 2018-30A, Class D, 5.616%, (3 mo. USD LIBOR + 3.65%), 1/20/31(9)(10)	2,500	2,432,205

Series 2018-30A, Class E, 8.716%, (3 mo. USD LIBOR + 6.75%), 1/20/31(9)(10)	1,000	952,483

Oaktree CLO, Ltd.

Series 2019-3A, Class D, 6.118%, (3 mo. USD LIBOR + 3.96%), 7/20/31(9)(10)	2,625	2,568,463

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 9.636%, (3 mo. USD LIBOR + 7.50%), 11/20/27(9)(10)	900	895,136

Palmer Square CLO, Ltd.

Series 2013-2A, Class CRR, 5.503%, (3 mo. USD LIBOR + 3.20%), 10/17/31(9)(10)	2,500	2,395,540

Series 2013-2A, Class DRR, 8.153%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(10)	3,000	2,788,107

Series 2018-1A, Class C, 4.503%, (3 mo. USD LIBOR + 2.50%), 4/18/31(9)(10)	3,000	2,763,933

Series 2018-1A, Class D, 7.45%, (3 mo. USD LIBOR + 5.15%), 4/18/31(9)(10)	2,000	1,852,357

Series 2018-2A, Class D, 7.601%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(10)	2,000	1,844,841

Regatta XIII Funding, Ltd.

Series 2018-2A, Class C, 5.101%, (3 mo. USD LIBOR + 3.10%), 7/15/31(9)(10)	2,500	2,373,685

Series 2018-2A, Class D, 7.951%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(10)	5,000	4,422,083

Regatta XIV Funding, Ltd.

Series 2018-3A, Class D, 5.14%, (3 mo. USD LIBOR + 3.20%), 10/25/31(9)(10)	2,500	2,392,727

Series 2018-3A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	4,500	4,054,410

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 8.44%, (3 mo. USD LIBOR + 6.50%), 10/25/31(9)(10)	3,875	3,496,048

Southwick Park CLO, LLC

Series 2019-4A, Class E, 8.866%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(10)	1,750	1,686,167

Upland CLO, Ltd.

Series 2016-1A, Class CR, 4.866%, (3 mo. USD LIBOR + 2.90%), 4/20/31(9)(10)	4,500	4,136,626

Series 2016-1A, Class DR, 7.866%, (3 mo. USD LIBOR + 5.90%), 4/20/31(9)(10)	4,625	4,118,959

Vibrant CLO 1X, Ltd.

Series 2018-9A, Class C, 5.166%, (3 mo. USD LIBOR + 3.20%), 7/20/31(9)(10)	2,500	2,319,085

Series 2018-9A, Class D, 8.216%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(10)	3,500	2,923,131

Security	Principal Amount (000’s omitted)	Value

Vibrant CLO X, Ltd.

Series 2018-10A, Class C, 5.216%, (3 mo. USD LIBOR + 3.25%), 10/20/31(9)(10)	$5,000	$4,677,413

Series 2018-10A, Class D, 8.156%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(10)	5,000	4,214,057

Voya CLO, Ltd.

Series 2015-3A, Class CR, 5.116%, (3 mo. USD LIBOR + 3.15%), 10/20/31(9)(10)	2,500	2,312,993

Series 2015-3A, Class DR, 8.166%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(10)	5,500	4,808,440

Series 2016-3A, Class CR, 5.253%, (3 mo. USD LIBOR + 3.25%), 10/18/31(9)(10)	2,000	1,870,430

Series 2016-3A, Class DR, 8.083%, (3 mo. USD LIBOR + 6.08%), 10/18/31(9)(10)	3,375	2,910,778

Series 2018-1A, Class C, 4.566%, (3 mo. USD LIBOR + 2.60%), 4/19/31(9)(10)	5,000	4,544,431

Series 2018-2A, Class E, 7.251%, (3 mo. USD LIBOR + 5.25%), 7/15/31(9)(10)	2,500	2,208,868

Webster Park CLO, Ltd.

Series 2015-1A, Class CR, 4.866%, (3 mo. USD LIBOR + 2.90%), 7/20/30(9)(10)	2,000	1,852,582

Series 2015-1A, Class DR, 7.466%, (3 mo. USD LIBOR + 5.50%), 7/20/30(9)(10)	2,500	2,268,242

Wind River CLO, Ltd.

Series 2013-1A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.30%), 7/20/30(9)(10)	3,000	2,359,098

Total Asset-Backed Securities (identified cost $282,123,001)		$255,902,006

Common Stocks — 1.4%
Security	Shares	Value

Aerospace and Defense — 0.4%

IAP Global Services, LLC(3)(11)(12)(13)	950	$12,513,780

IAP Global Services, LLC(3)(11)(12)(13)	1,627	16,073,621

		$28,587,401

Automotive — 0.0%(6)

Dayco Products, LLC(11)(13)	88,506	$2,389,662

		$2,389,662

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(11)(13)	88,008	$5,280,480

		$5,280,480

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Chemicals and Plastics — 0.0%(6)

Hexion Holdings Corp., Class B(11)(13)	338,679	$3,420,658

		$3,420,658

Electronics / Electrical — 0.0%(6)

Answers Corp.(3)(11)(13)	906,100	$1,785,017

		$1,785,017

Health Care — 0.0%(6)

New Millennium Holdco, Inc.(3)(11)(13)	421,318	$0

		$0

Nonferrous Metals / Minerals — 0.0%(6)

ASP United/GHX Holding, LLC(3)(11)(13)	304,664	$0

		$0

Oil and Gas — 0.5%

AFG Holdings, Inc.(3)(11)(13)	498,342	$21,538,341

Fieldwood Energy, Inc.(11)(13)	51,241	1,255,405

Fieldwood Energy, Inc.(11)(13)	221,919	5,437,015

Samson Resources II, LLC, Class A(11)(13)	435,055	10,631,657

Southcross Holdings Group, LLC(3)(11)(13)	1,281	0

Southcross Holdings L.P., Class A(11)(13)	1,281	608,475

		$39,470,893

Publishing — 0.2%

ION Media Networks, Inc.(3)(11)	28,605	$12,733,802

Tweddle Group, Inc.(3)(11)(13)	19,500	6,240

		$12,740,042

Radio and Television — 0.2%

Clear Channel Outdoor Holdings, Inc.(11)(13)	1,204,044	$2,805,422

Cumulus Media, Inc., Class A(11)(13)	551,505	7,550,103

Cumulus Media, Inc., Class B(11)(13)	93,069	1,279,699

iHeartMedia, Inc., Class A(11)(13)	512,034	7,342,568

		$18,977,792

Retailers (Except Food and Drug) — 0.0%(6)

David’s Bridal, Inc.(11)(13)	227,323	$12,502

		$12,502

Total Common Stocks (identified cost $86,922,871)		$112,664,447

Miscellaneous — 0.0%(6)
Security	Shares	Value

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(11)(13)	42,177	$21,089

Paragon Offshore Finance Company, Class B(11)(13)	21,089	485,047

Total Miscellaneous (identified cost $458,685)		$506,136

Short-Term Investments — 4.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(14)	373,400,052	$373,400,052

Total Short-Term Investments (identified cost $373,366,274)		$373,400,052

Total Investments — 99.3% (identified cost $8,221,942,472)		$7,905,444,687

Less Unfunded Loan Commitments — (0.1)%		$(6,190,280)

Net Investments — 99.2% (identified cost $8,215,752,192)		$7,899,254,407

Other Assets, Less Liabilities — 0.8%		$67,386,803

Net Assets — 100.0%		$7,966,641,210

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description. At October 31, 2019, the total value of unfunded loan commitments is $5,968,127.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Portfolio of Investments — continued

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(6)	Amount is less than 0.05%.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $485,769,565 or 6.1% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Affiliated company ( see Note 9).

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	9,000,000	USD	10,044,324	HSBC Bank USA, N.A.	11/29/19	$9,578	$—

USD	10,668,887	CAD	14,165,722	HSBC Bank USA, N.A.	11/29/19	—	(86,942)

USD	2,775,137	EUR	2,493,054	Citibank, N.A.	11/29/19	—	(9,854)

USD	181,619,933	EUR	162,849,858	State Street Bank and Trust Company	11/29/19	—	(299,676)

EUR	27,000,000	USD	30,184,385	HSBC Bank USA, N.A.	12/30/19	49,533	—

USD	189,262,476	EUR	172,082,609	HSBC Bank USA, N.A.	12/30/19	—	(3,431,285)

USD	183,524,049	EUR	164,119,393	Goldman Sachs International	1/31/20	—	(639,575)

USD	56,060,636	GBP	43,441,289	State Street Bank and Trust Company	1/31/20	—	(372,974)

						$59,111	$(4,840,306)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $7,840,040,510)	$7,497,266,954

Affiliated investments, at value (identified cost, $375,711,682)	401,987,453

Cash	80,999,100

Deposits for derivatives collateral — forward foreign currency exchange contracts	6,136,004

Foreign currency, at value (identified cost, $11,711,962)	11,711,277

Interest receivable	21,949,324

Dividends receivable from affiliated investments	531,417

Receivable for investments sold	72,736,775

Receivable for open forward foreign currency exchange contracts	59,111

Other receivables	1,647,090

Prepaid expenses	1,074,621

Total assets	$8,096,099,126

Liabilities

Cash collateral due to brokers	$70,004

Payable for investments purchased	119,709,320

Payable for open forward foreign currency exchange contracts	4,840,306

Payable to affiliates:

Investment adviser fee	3,387,137

Trustees’ fees	9,087

Accrued expenses	1,442,062

Total liabilities	$129,457,916

Net Assets applicable to investors’ interest in Portfolio	$7,966,641,210

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income	$515,664,725

Dividends from affiliated investments	8,040,114

Dividends	10,155,829

Total investment income	$533,860,668

Expenses

Investment adviser fee	$46,312,161

Trustees’ fees and expenses	109,128

Custodian fee	1,906,531

Legal and accounting services	426,494

Interest expense and fees	2,787,550

Miscellaneous	372,376

Total expenses	$51,914,240

Net investment income	$481,946,428

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(149,565,799)

Investment transactions — affiliated investments	(43,622)

Foreign currency transactions	2,262,234

Forward foreign currency exchange contracts	50,774,544

Net realized loss	$(96,572,643)

Change in unrealized appreciation (depreciation) —

Investments	$(231,083,696)

Investments — affiliated investments	3,238,629

Foreign currency	(922,464)

Forward foreign currency exchange contracts	(22,705,174)

Net change in unrealized appreciation (depreciation)	$(251,472,705)

Net realized and unrealized loss	$(348,045,348)

Net increase in net assets from operations	$133,901,080

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$481,946,428	$459,768,237

Net realized gain (loss)	(96,572,643)	99,520,159

Net change in unrealized appreciation (depreciation)	(251,472,705)	(50,513,978)

Net increase in net assets from operations	$133,901,080	$508,774,418

Capital transactions —

Contributions	$194,015,335	$1,754,720,809

Withdrawals	(3,870,956,892)	(561,884,656)

Portfolio transaction fee	7,292,672	4,812,064

Net increase (decrease) in net assets from capital transactions	$(3,669,648,885)	$1,197,648,217

Net increase (decrease) in net assets	$(3,535,747,805)	$1,706,422,635

Net Assets

At beginning of year	$11,502,389,015	$9,795,966,380

At end of year	$7,966,641,210	$11,502,389,015

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.55%	0.54%	0.56%	0.58%	0.55%

Net investment income	5.09%	4.38%	4.07%	4.58%	4.27%

Portfolio Turnover	16%	30%	42%	27%	19%

Total Return	1.64%	5.05%	5.69%	7.10%	0.56%

Net assets, end of year (000’s omitted)	$7,966,641	$11,502,389	$9,795,966	$8,205,738	$9,936,014

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.6% and 13.4% respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

49

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Notes to Financial Statements — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposed a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee was sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee was limited to amounts that had been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee was 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

50

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Floating Rate Portfolio

October 31, 2019

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.490% from $2 billion up to $5 billion, 0.460% from $5 billion up to $10 billion, 0.435% from $10 billion up to $15 billion, 0.415% from $15 billion up to $20 billion, 0.400% from $20 billion up to $25 billion and 0.390% of average daily net assets of $25 billion or more, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $46,312,161 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $1,460,063,122 and $4,523,325,876, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,199,564,284

Gross unrealized appreciation	$98,018,190

Gross unrealized depreciation	(398,328,067)

Net unrealized depreciation	$(300,309,877)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $4,840,306. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $6,066,000 at October 31, 2019.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may,

51

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Notes to Financial Statements — continued

under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$59,111	(1)	$(4,840,306	)(2)

Total Derivatives subject to master netting or similar agreements	$59,111		$(4,840,306)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$59,111	$(59,111)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(9,854)	$—	$—	$—	$(9,854)

Goldman Sachs International	(639,575)	—	—	—	(639,575)

HSBC Bank USA, N.A.	(3,518,227)	59,111	—	3,109,000	(350,116)

State Street Bank and Trust Company	(672,650)	—	—	672,650	—

	$(4,840,306)	$59,111	$—	$3,781,650	$(999,545)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

52

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October 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$50,774,544	$(22,705,174)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately $736,221,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $875 million unsecured credit facility with a group of banks, which is in effect through March 9, 2020. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,264,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2019 is $448,293 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

53

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Notes to Financial Statements — continued

9  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2019, the value of the Portfolio’s investment in affiliated companies and funds was $401,987,453, which represents 5.0% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$25,463,083	$—	$—	$—	$3,124,318	$28,587,401	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	792,324,282	2,462,278,558	(2,881,273,477)	(43,622)	114,311	373,400,052	8,040,114	373,400,052

Totals				$(43,622)	$3,238,629	$401,987,453	$8,040,114

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

54

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$6,848,155,232	$26,256,568	$6,874,411,800

Corporate Bonds & Notes	—	282,369,966	—	282,369,966

Asset-Backed Securities	—	255,902,006	—	255,902,006

Common Stocks	21,118,751	26,894,895	64,650,801	112,664,447

Miscellaneous	—	506,136	—	506,136

Short-Term Investments	—	373,400,052	—	373,400,052

Total Investments	$21,118,751	$7,787,228,287	$90,907,369	$7,899,254,407

Forward Foreign Currency Exchange Contracts	$—	$59,111	$—	$59,111

Total	$21,118,751	$7,787,287,398	$90,907,369	$7,899,313,518

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(4,840,306)	$—	$(4,840,306)

Total	$—	$(4,840,306)	$—	$(4,840,306)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio was approximately $10,668,000. In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Portfolio did not suffer any loss to the Portfolio’s net asset value as a result of the settlement. The attorneys’ fees and costs related to these actions were expensed by the Portfolio as incurred.

55

Eaton Vance

Floating Rate Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

56

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio, Eaton Vance Floating Rate Portfolio, High Income Opportunities Portfolio and Short Duration High Income Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

57

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

58

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

59

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

60

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.19

Eaton Vance

Global Bond Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Global Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 35

Federal Tax Information	18

Management and Organization	36

Important Notices	38

Eaton Vance

Global Bond Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generally delivered strong performance during the 12 months ended October 31, 2019. Although stocks were volatile early in the period, major U.S. and international equity indexes finished the fiscal year with strong gains. Returns were also positive across investment-grade and higher yielding sectors of the fixed-income market, driven by a global trend of declining interest rates. Credit spreads generally narrowed on U.S. investment-grade corporate bonds and emerging market debt but widened on U.S. high yield securities.

Gold rose sharply during the year, while oil ended the period lower, as oil-price gains in the first 10 months of 2019 were not strong enough to offset steep losses in late 2018. The decline in oil prices contributed to a modest loss in the broad commodity market for the period. The U.S. dollar was essentially flat against a basket of foreign currencies, as measured by the ICE U.S. Dollar Index2.

The year was characterized by slowing global economic growth and escalation in the U.S.-China trade conflict. In response, major central banks shifted toward more accommodative policies to bolster their respective economies. After raising interest rates in December 2018, the U.S. Federal Reserve lowered rates three times from July through October 2019 and stopped reducing the size of its balance sheet. Many foreign central banks joined the Fed in cutting rates, including the European Central Bank, which also announced plans to restart bond purchases. Chinese authorities held interest rates steady but trimmed bank reserve requirements.

Global macroeconomic conditions were generally supportive of emerging markets during the period. As U.S. interest rates declined and as rates in several developed non-U.S. markets fell further into negative territory, emerging market yields became more attractive. In addition, although the global economy slowed, growth remained positive. Improving fundamentals in a number of emerging market countries contributed to the favorable backdrop.

Fund Performance

For its fiscal year ended October 31, 2019, Eaton Vance Global Bond Fund (the Fund) returned 5.62% for Class A shares at net asset value (NAV), underperforming its former benchmark, the J.P. Morgan Emerging Local Markets Index Plus (ELMI+) (the Index), which returned 5.94%; and underperforming its new benchmark, the FTSE World Government Bond Index, which returned 9.92%.

During the fiscal year, holdings in Latin America weighed on the Fund’s returns relative to the Index, driven by positions in the Argentine peso and Brazilian real. The Argentine peso was impacted by rising political uncertainty, as the results of a mid-August 2019 primary election suggested that the market-friendly president would likely lose reelection in October 2019. Fund management closed the position shortly thereafter. In Brazil, the central bank cut interest rates to record lows, which put downward pressure on the Brazilian real.

Select positions in Western Europe and the Dollar Bloc (Canada, New Zealand and Australia) also negatively affected returns. Chief among these was a position in the Norwegian krone, which was hurt by weakness in oil prices, a key export. In the Dollar Bloc, an investment in the Australian dollar detracted from returns amid worries about U.S.-China trade tensions and slowing growth in China, which is Australia’s main trading partner.

The Middle East and Africa region was the best-performing region in the Fund, boosted by positions in the Egyptian pound and Nigerian naira. These exposures benefited from the attractive yields on short-term instruments denominated in the pound and naira, coupled with the ability of central banks in both countries to maintain currency stability versus the U.S. dollar.

Results were also positive in Eastern Europe and Asia. In Eastern Europe, the Ukrainian hryvnia performed especially well, lifted by optimism that the country’s newly elected president would curb corruption and liberalize the economy. In Asia, a position in the Indonesian rupiah strengthened in response to oil-price weakness (Indonesia is an oil-importing country) and central bank tightening early in the fiscal year.

The Fund utilizes derivatives extensively to both hedge select, undesired risk exposures as well as gain select, desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly contributed to returns versus the Index. Specifically, the Fund’s significant use of currency forwards to gain exposure to select currencies around the world contributed to performance for the fiscal year. Most notably, these exposures included currency forwards on the Indonesian rupiah, Thai baht, euro, and Ugandan schilling.

From October 31, 2018 until October 14, 2019, the Fund invested primarily in foreign currencies. Effective October 14, 2019, the Fund’s name changed from Eaton Vance Diversified Currency Income Fund to Eaton Vance Global Bond Fund. At the same time, the Fund changed its investment strategy to invest primarily in bonds (and derivatives that provide exposure to bonds) in both developed and emerging markets. Please see the prospectus for more details.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Bond Fund

October 31, 2019

Performance2,3

Portfolio Managers Michael A. Cirami, CFA, Kyle Lee, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	5.62%	1.60%	1.72%
Class A with 4.75% Maximum Sales Charge	—	—	0.65	0.61	1.23
Class C at NAV	03/01/2011	06/27/2007	4.88	0.89	1.07
Class C with 1% Maximum Sales Charge	—	—	3.88	0.89	1.07
Class I at NAV	03/01/2011	06/27/2007	5.82	1.89	1.97
FTSE World Government Bond Index	—	—	9.92%	1.96%	1.73%
J.P. Morgan Emerging Local Markets Index Plus (ELMI+)	—	—	5.94	0.29	0.54
Blended Index	—	—	10.62	2.16	2.20

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.32%	2.02%	1.02%
Net			1.01	1.71	0.71

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$11,124	N.A.
Class I	$250,000	10/31/2009	$304,029	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Bond Fund

October 31, 2019

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Japan	18.8%	Australia	3.1%

Euro	12.8	Canada	3.1

Egypt	8.2	Brazil	3.0

Ukraine	5.7	Uganda	2.8

Iceland	5.6	Pakistan	2.5

United Kingdom	5.4	Georgia	1.9

Dominican Republic	5.1	Thailand	1.0

Serbia	5.1	Other	–0.1	*

Norway	5.0	Total Long	93.2

Sweden	4.0	Total Short	–0.1

		Total Net	93.1

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Bond Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE U.S. Dollar Index is a geometrically-averaged calculation of six currencies weighted against the U.S. dollar. ICE® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 50% J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD), 25% J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) and 25% J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD). J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD) is an unmanaged index of USD-denominated emerging market corporate bonds. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 85% FTSE World Government Bond Index and 15% J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective October 14, 2019, the name of Eaton Vance Global Bond Fund was changed from Eaton Vance Diversified Currency Income Fund and the Fund also changed its primary benchmark to FTSE World Government Bond Index because the investment adviser believes that in connection with the change in investment strategy, it is a more appropriate benchmark for the Fund. Performance shown prior to October 14, 2019 reflects the Fund’s former investment strategy as a locally denominated international short-term fixed income fund.

Effective October 14, 2019, the Fund is managed by Michael A. Cirami, Kyle Lee and Eric A. Stein.

5

Eaton Vance

Global Bond Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.30	$5.62	**	1.10%
Class C	$1,000.00	$1,022.70	$9.18	**	1.80%
Class I	$1,000.00	$1,027.90	$4.09	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**	1.10%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

Effective October 14, 2019, the contractual expense caps of the Fund changed. If these changes had been in place during the entire reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.30	$5.11	**	1.00%
Class C	$1,000.00	$1,022.70	$8.67	**	1.70%
Class I	$1,000.00	$1,027.90	$3.58	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.09	**	1.00%
Class C	$1,000.00	$1,016.60	$8.64	**	1.70%
Class I	$1,000.00	$1,021.70	$3.57	**	0.70%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Bond Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in International Income Portfolio, at value (identified cost, $84,011,311)	$84,636,123

Receivable for Fund shares sold	169,806

Receivable from affiliate	13,264

Total assets	$84,819,193

Liabilities

Payable for Fund shares redeemed	$91,942

Payable to affiliates:

Distribution and service fees	12,854

Trustees’ fees	43

Accrued expenses	68,692

Total liabilities	$173,531

Net Assets	$84,645,662

Sources of Net Assets

Paid-in capital	$119,836,038

Accumulated loss	(35,190,376)

Total	$84,645,662

Class A Shares

Net Assets	$18,677,395

Shares Outstanding	2,195,567

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.51

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$8.93

Class C Shares

Net Assets	$9,517,219

Shares Outstanding	1,118,849

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.51

Class I Shares

Net Assets	$56,451,048

Shares Outstanding	6,658,030

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.48

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest allocated from Portfolio (net of foreign taxes, $278,259)	$3,801,260

Dividends allocated from Portfolio	186,914

Expenses, excluding interest expense, allocated from Portfolio	(699,548)

Interest expense allocated from Portfolio	(8,518)

Total investment income	$3,280,108

Expenses

Distribution and service fees

Class A	$56,707

Class C	125,329

Trustees’ fees and expenses	500

Custodian fee	26,270

Transfer and dividend disbursing agent fees	77,736

Legal and accounting services	36,332

Printing and postage	49,553

Registration fees	68,458

Miscellaneous	10,940

Total expenses	$451,825

Deduct —

Allocation of expenses to affiliate	$270,745

Total expense reductions	$270,745

Net expenses	$181,080

Net investment income	$3,099,028

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(1,181,729)

Financial futures contracts	(49,150)

Swap contracts	4,853

Foreign currency transactions	(37,883)

Forward foreign currency exchange contracts	1,451,824

Net realized gain	$187,915

Change in unrealized appreciation (depreciation) —

Investments	$1,735,977

Financial futures contracts	(14,619)

Swap contracts	(101,949)

Foreign currency	62,377

Forward foreign currency exchange contracts	(153,414)

Net change in unrealized appreciation (depreciation)	$1,528,372

Net realized and unrealized gain	$1,716,287

Net increase in net assets from operations	$4,815,315

8	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$3,099,028	$3,716,257

Net realized gain (loss)	187,915	(5,431,884)

Net change in unrealized appreciation (depreciation)	1,528,372	(820,373)

Net increase (decrease) in net assets from operations	$4,815,315	$(2,536,000)

Distributions to shareholders —

Class A	$(1,014,498)	$(124,853)

Class C	(557,031)	(77,374)

Class I	(3,166,524)	(409,703)

Total distributions to shareholders	$(4,738,053)	$(611,930)

Tax return of capital to shareholders —

Class A	$—	$(845,219)

Class C	—	(523,798)

Class I	—	(2,773,559)

Total tax return of capital to shareholders	$—	$(4,142,576)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$5,231,227	$6,063,167

Class C	1,221,685	1,395,550

Class I	18,556,044	30,457,006

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	998,587	946,740

Class C	387,048	458,351

Class I	2,693,229	2,682,127

Cost of shares redeemed

Class A	(7,137,814)	(8,178,811)

Class C	(6,158,213)	(3,318,754)

Class I	(27,038,486)	(30,581,589)

Net asset value of shares converted

Class A	114,485	—

Class C	(114,485)	—

Net decrease in net assets from Fund share transactions	$(11,246,693)	$(76,213)

Net decrease in net assets	$(11,169,431)	$(7,366,719)

Net Assets

At beginning of year	$95,815,093	$103,181,812

At end of year	$84,645,662	$95,815,093

9	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.500		$9.130		$8.770		$9.010		$10.130

Income (Loss) From Operations

Net investment income(1)	$0.295		$0.315		$0.246		$0.254		$0.315

Net realized and unrealized gain (loss)	0.174		(0.539)		0.520		0.003		(0.921)

Total income (loss) from operations	$0.469		$(0.224)		$0.766		$0.257		$(0.606)

Less Distributions

From net investment income	$(0.459)		$(0.052)		$(0.406)		$—		$—

Tax return of capital	—		(0.354)		—		(0.497)		(0.514)

Total distributions	$(0.459)		$(0.406)		$(0.406)		$(0.497)		$(0.514)

Net asset value — End of year	$8.510		$8.500		$9.130		$8.770		$9.010

Total Return(2)	5.62	%(3)	(2.58	)%(3)	8.89	%(3)	2.94	%(3)	(6.12	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,677		$19,483		$22,136		$43,471		$63,626

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.11	%(3)(6)	1.11	%(3)(6)	1.10	%(3)	1.11	%(3)(6)	1.11	%(3)(6)

Net investment income	3.43%		3.51%		2.74%		2.85%		3.27%

Portfolio Turnover of the Portfolio	92%		23%		29%		38%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.40%, 0.34%, 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for each of the years ended October 31, 2019, 2018, 2016 and 2015.

10	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.500		$9.130		$8.770		$9.000		$10.100

Income (Loss) From Operations

Net investment income(1)	$0.237		$0.252		$0.183		$0.192		$0.244

Net realized and unrealized gain (loss)	0.171		(0.539)		0.520		(0.002)		(0.910)

Total income (loss) from operations	$0.408		$(0.287)		$0.703		$0.190		$(0.666)

Less Distributions

From net investment income	$(0.398)		$(0.044)		$(0.343)		$—		$—

Tax return of capital	—		(0.299)		—		(0.420)		(0.434)

Total distributions	$(0.398)		$(0.343)		$(0.343)		$(0.420)		$(0.434)

Net asset value — End of year	$8.510		$8.500		$9.130		$8.770		$9.000

Total Return(2)	4.88	%(3)	(3.26	)%(3)	8.13	%(3)	2.17	%(3)	(6.72	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,517		$14,107		$16,664		$20,096		$30,022

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.81	%(3)(6)	1.81	%(3)(6)	1.80	%(3)	1.81	%(3)(6)	1.81	%(3)(6)

Net investment income	2.76%		2.81%		2.03%		2.16%		2.55%

Portfolio Turnover of the Portfolio	92%		23%		29%		38%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.40%, 0.34%, 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for each of the years ended October 31, 2019, 2018, 2016 and 2015.

11	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.480		$9.100		$8.750		$9.000		$10.120

Income (Loss) From Operations

Net investment income(1)	$0.319		$0.341		$0.272		$0.284		$0.345

Net realized and unrealized gain (loss)	0.164		(0.529)		0.510		(0.003)		(0.916)

Total income (loss) from operations	$0.483		$(0.188)		$0.782		$0.281		$(0.571)

Less Distributions

From net investment income	$(0.483)		$(0.056)		$(0.432)		$—		$—

Tax return of capital	—		(0.376)		—		(0.531)		(0.549)

Total distributions	$(0.483)		$(0.432)		$(0.432)		$(0.531)		$(0.549)

Net asset value — End of year	$8.480		$8.480		$9.100		$8.750		$9.000

Total Return(2)	5.82	%(3)	(2.19	)%(3)	9.11	%(3)	3.22	%(3)	(5.78	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$56,451		$62,225		$64,381		$74,480		$134,706

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.81	%(3)(6)	0.81	%(3)(6)	0.80	%(3)	0.81	%(3)(6)	0.81	%(3)(6)

Net investment income	3.73%		3.81%		3.02%		3.20%		3.58%

Portfolio Turnover of the Portfolio	92%		23%		29%		38%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.40%, 0.34%, 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for each of the years ended October 31, 2019, 2018, 2016 and 2015.

12	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Bond Fund (formerly, Eaton Vance Diversified Currency Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences

13

Eaton Vance

Global Bond Fund

October 31, 2019

Notes to Financial Statements — continued

between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$4,738,053	$611,930

Tax return of capital	$—	$4,142,576

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$370,820

Deferred capital losses	$(33,526,886)

Net unrealized depreciation	$(2,034,310)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $33,526,886 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $12,048,557 are short-term and $21,478,329 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. Prior to October 14, 2019, the fee was computed at an annual rate of 0.625% of the Fund’s average daily net assets that were not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and was payable monthly. On Investable Assets of $1 billion and over, the annual fee was reduced. Effective October 14, 2019, pursuant to a fee reduction agreement between the Fund and EVM, the annual investment adviser fee rate on Investable Assets up to $1 billion was reduced to 0.50%. The annual fee rate was also reduced on Investable Assets of $1 billion and over. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of the holders of interest in the Fund. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.00%, 1.70% and 0.70% (1.10%, 1.80% and 0.80% prior to October 14, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $270,745 of the Fund’s operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $3,752 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $718 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $56,707 for Class A shares.

14

Eaton Vance

Global Bond Fund

October 31, 2019

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $93,997 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $31,332 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,811,460 and $24,326,854, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	606,089	671,195

Issued to shareholders electing to receive payments of distributions in Fund shares	116,761	105,943

Redemptions	(831,541)	(910,623)

Converted from Class C shares	13,302	—

Net decrease	(95,389)	(133,485)

	Year Ended October 31,
Class C	2019	2018

Sales	142,826	153,986

Issued to shareholders electing to receive payments of distributions in Fund shares	45,234	51,251

Redemptions	(714,714)	(371,536)

Converted to Class A shares	(13,315)	—

Net decrease	(539,969)	(166,299)

15

Eaton Vance

Global Bond Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2019	2018

Sales	2,166,600	3,393,243

Issued to shareholders electing to receive payments of distributions in Fund shares	315,959	301,167

Redemptions	(3,165,650)	(3,427,189)

Net increase (decrease)	(683,091)	267,221

8  Name Change

Effective October 14, 2019, the name of Eaton Vance Global Bond Fund was changed from Eaton Vance Diversified Currency Income Fund. In connection with the name change, the Fund changed its investment strategy to invest primarily in bonds (and derivatives that provide exposure to bonds) in both developed and emerging markets.

16

Eaton Vance

Global Bond Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Bond Fund (formerly, Eaton Vance Diversified Currency Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Global Bond Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

International Income Portfolio

October 31, 2019

Portfolio of Investments

Foreign Government Bonds — 15.2%
Security	Principal Amount (000’s omitted)		Value

Dominican Republic — 4.9%

Dominican Republic, 16.00%, 7/10/20(1)	DOP	208,000	$4,148,381

Total Dominican Republic			$4,148,381

Egypt — 1.5%

Egypt Government Bond, 14.40%, 9/10/29	EGP	20,025	$1,265,693

Total Egypt			$1,265,693

Georgia — 0.1%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	430	$134,545

Total Georgia			$134,545

Serbia — 4.9%

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	370,200	$4,147,154

Total Serbia			$4,147,154

Ukraine — 3.8%

Ukraine Government International Bond, 14.64%, 6/10/20	UAH	19,125	$771,548

Ukraine Government International Bond, 15.70%, 1/20/21	UAH	30,860	1,248,261

Ukraine Government International Bond, 18.00%, 3/24/21	UAH	28,055	1,170,294

Total Ukraine			$3,190,103

Total Foreign Government Bonds (identified cost $12,733,974)			$12,885,876

Foreign Corporate Bonds — 5.5%
Security	Principal Amount (000’s omitted)		Value

Iceland — 5.5%

Arion Banki HF, 6.00%, 4/12/24(1)	ISK	100,000	$880,239

Islandsbanki HF, 6.40%, 10/26/23	ISK	80,000	706,695

Landsbankinn HF, 5.00%, 11/23/23(1)	ISK	360,000	3,028,006

Total Iceland			$4,614,940

Total Foreign Corporate Bonds (identified cost $4,556,998)			$4,614,940

Mortgage Pass-Throughs — 0.4%
Security	Principal Amount		Value

Federal National Mortgage Association:

4.089%, (COF + 1.77%), with maturity at 2035(2)		$295,297	$304,534

			$304,534

Total Mortgage Pass-Throughs (identified cost $295,309)			$304,534

Short-Term Investments — 70.2%

Foreign Government Securities — 13.2%
Security	Principal Amount (000’s omitted)		Value

Egypt — 6.6%

Egypt Treasury Bill, 0.00%, 11/19/19	EGP	29,625	$1,826,520

Egypt Treasury Bill, 0.00%, 4/14/20	EGP	3,100	180,119

Egypt Treasury Bill, 0.00%, 4/21/20	EGP	30,200	1,749,809

Egypt Treasury Bill, 0.00%, 4/28/20	EGP	8,050	462,795

Egypt Treasury Bill, 0.00%, 8/4/20	EGP	25,400	1,403,421

Total Egypt			$5,622,664

Georgia — 1.7%

Georgia Treasury Bill, 0.00%, 7/2/20	GEL	4,570	$1,462,144

Total Georgia			$1,462,144

Nigeria — 0.5%

Nigeria OMO Bill, 0.00%, 3/5/20	NGN	177,077	$469,551

Total Nigeria			$469,551

Pakistan — 2.6%

Pakistan Treasury Bill, 0.00%, 1/2/20	PKR	345,000	$2,168,920

Total Pakistan			$2,168,920

Ukraine — 1.8%

Ukraine Treasury Bill, 0.00%, 4/1/20	UAH	39,375	$1,493,453

Total Ukraine			$1,493,453

Total Foreign Government Securities (identified cost $11,017,268)			$11,216,732

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Portfolio of Investments — continued

U.S. Treasury Obligations — 49.3%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/7/19	$2,600	$2,599,307

U.S. Treasury Bill, 0.00%, 12/5/19	28,200	28,157,387

U.S. Treasury Bill, 0.00%, 12/12/19	11,000	10,981,145

Total U.S. Treasury Obligations (identified cost $41,737,840)		$41,737,839

Other — 7.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(3)	6,491,338	$6,491,338

Total Other (identified cost $6,490,710)		$6,491,338

Total Short-Term Investments (identified cost $59,245,818)		$59,445,909

Total Investments — 91.3% (identified cost $76,832,099)		$77,251,259

Other Assets, Less Liabilities — 8.7%		$7,393,013

Net Assets — 100.0%		$84,644,272

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $8,056,626 or 9.5% of the Portfolio’s net assets.

(2)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2019.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

EUR	2,604,104	USD	2,889,488	11/1/19	$14,869

EUR	2,359,282	USD	2,617,836	11/1/19	13,471

EUR	1,598,930	USD	1,774,013	11/1/19	9,273

USD	1,762,708	EUR	1,598,930	11/1/19	(20,578)

USD	2,600,943	EUR	2,359,282	11/1/19	(30,363)

USD	2,870,842	EUR	2,604,104	11/1/19	(33,514)

BRL	10,069,667	USD	2,417,716	11/4/19	93,110

USD	2,502,091	BRL	10,069,667	11/4/19	(8,734)

JPY	53,783,000	USD	513,386	11/12/19	(15,148)

JPY	53,782,000	USD	513,741	11/12/19	(15,512)

SEK	4,000,000	USD	415,326	11/13/19	(864)

SEK	16,300,000	USD	1,718,141	11/13/19	(29,209)

PLN	3,300,000	USD	844,270	11/20/19	19,529

USD	847,871	PLN	3,300,000	11/20/19	(15,928)

JPY	261,100,806	USD	2,444,627	11/27/19	(23,757)

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

JPY	1,237,000,000	USD	11,457,735	11/27/19	$11,457

BRL	10,069,667	USD	2,497,220	12/3/19	8,989

AUD	1,336,000	USD	904,191	12/6/19	17,588

AUD	905,258	USD	608,127	12/6/19	16,460

USD	339,700	AUD	500,000	12/6/19	(5,277)

CZK	20,000,000	USD	854,774	12/11/19	19,571

USD	852,878	CZK	20,000,000	12/11/19	(21,466)

COP	2,839,039,000	USD	839,952	12/13/19	(1,139)

EUR	23,730,000	USD	26,267,449	12/13/19	268,860

USD	821,006	COP	2,839,039,000	12/13/19	(17,807)

USD	1,778,858	EUR	1,598,930	12/13/19	(9,162)

AUD	2,101,000	USD	1,448,510	12/16/19	1,447

JPY	110,909,402	USD	1,026,236	12/16/19	3,520

NOK	6,300,000	USD	690,985	12/20/19	(5,689)

NOK	16,363,000	USD	1,817,556	12/20/19	(37,635)

CAD	2,300,000	USD	1,733,978	12/24/19	12,803

IDR	12,422,000,000	USD	862,819	1/6/20	13,331

USD	870,010	IDR	12,422,000,000	1/6/20	(6,139)

USD	1,790,422	EUR	1,618,000	1/7/20	(22,497)

USD	2,632,157	EUR	2,359,282	1/8/20	(11,509)

USD	2,905,295	EUR	2,604,104	1/8/20	(12,703)

PHP	136,855,000	USD	2,630,107	1/9/20	58,675

USD	847,244	EUR	770,895	1/9/20	(16,626)

USD	2,646,843	PHP	136,855,000	1/9/20	(41,940)

USD	1,563,121	EUR	1,372,212	1/22/20	24,175

USD	2,641,049	EUR	2,360,102	1/22/20	(5,824)

USD	877,502	EUR	775,740	1/27/20	7,234

					$205,342

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	776,985	RON	3,700,000	UBS AG	11/4/19	$—	$(1,821)

RON	3,700,000	EUR	776,691	UBS AG	11/4/19	2,149	—

EUR	723,329	HUF	240,000,000	Standard Chartered Bank	11/12/19	—	(7,782)

HUF	240,000,000	EUR	719,026	Standard Chartered Bank	11/12/19	12,584	—

NOK	16,414,000	EUR	1,630,519	Standard Chartered Bank	11/15/19	—	(34,802)

UGX	966,940,000	USD	248,252	Standard Chartered Bank	11/20/19	11,154	—

UGX	2,087,369,000	USD	535,223	Citibank, N.A.	11/26/19	24,035	—

USD	432,962	NGN	156,810,177	Standard Chartered Bank	11/29/19	1,325	—

TRY	5,000,000	USD	861,623	Standard Chartered Bank	12/2/19	5,762	—

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	824,219	TRY	5,000,000	Standard Chartered Bank	12/2/19	$—	$(43,166)

USD	416,803	EUR	373,078	Citibank, N.A.	12/6/19	—	(163)

USD	228,557	THB	7,005,000	Standard Chartered Bank	12/6/19	—	(3,499)

USD	243,708	THB	7,468,000	Standard Chartered Bank	12/6/19	—	(3,687)

GBP	3,500,000	USD	4,414,473	UBS AG	12/16/19	125,637	—

THB	4,509,000	USD	147,290	Standard Chartered Bank	12/16/19	2,102	—

THB	2,544,000	USD	83,073	Standard Chartered Bank	12/16/19	1,214	—

CAD	1,140,000	USD	867,931	Citibank, N.A.	12/18/19	—	(2,191)

SEK	12,500,000	EUR	1,164,033	State Street Bank and Trust Company	12/23/19	—	(4,382)

THB	14,116,000	USD	461,654	Standard Chartered Bank	1/10/20	6,205	—

THB	12,149,000	USD	397,461	Standard Chartered Bank	1/10/20	5,204	—

THB	8,315,000	USD	274,831	Standard Chartered Bank	1/24/20	809	—

UGX	970,600,000	USD	245,535	Standard Chartered Bank	1/30/20	10,721	—

UGX	992,807,000	USD	247,583	Standard Chartered Bank	3/16/20	11,912	—

UGX	1,047,780,000	USD	261,031	Citibank, N.A.	4/20/20	10,758	—

UGX	967,448,000	USD	239,527	Standard Chartered Bank	6/15/20	7,319	—

UGX	1,079,000,000	USD	269,279	Citibank, N.A.	6/26/20	5,067	—

UGX	982,637,000	USD	247,080	Standard Chartered Bank	8/14/20	—	(1,140)

						$243,957	$(102,633)

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	33,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.94% (pays quarterly)	10/15/24	$(38,231)	$—	$(38,231)

MXN	24,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.70% (pays monthly)	10/3/29	6,489	—	6,489

SGD	5,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.64% (pays semi-annually)	10/16/29	(14,345)	—	(14,345)

THB	70,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.37% (pays semi-annually)	10/17/29	(42,778)	—	(42,778)

Total						$(88,865)	$—	$(88,865)

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/ Unrealized Depreciation

Citibank, N.A.	MYR	8,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.15% (pays quarterly)	10/14/24	$(13,084)

Total							$(13,084)

Abbreviations:

COF	–	Cost of Funds 11th District

OMO	–	Open Market Operation

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CZK	–	Czech Koruna

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NGN	–	Nigerian Naira

NOK	–	Norwegian Krone

PHP	–	Philippine Peso

PKR	–	Pakistani Rupee

PLN	–	Polish Zloty

RON	–	Romanian Leu

RSD	–	Serbian Dinar

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $70,341,389)	$70,759,921

Affiliated investment, at value (identified cost, $6,490,710)	6,491,338

Cash	4,052,511

Deposits for derivatives collateral - Centrally cleared derivatives	2,176,001

Foreign currency, at value (identified cost, $356,028)	356,045

Interest receivable	613,427

Dividends receivable from affiliated investment	13,087

Receivable for investments sold	1,580,308

Receivable for variation margin on open centrally cleared derivatives	239,507

Receivable for open forward foreign currency exchange contracts	243,957

Receivable from affiliate	9,168

Total assets	$86,535,270

Liabilities

Payable for investments purchased	$1,572,674

Payable for open forward foreign currency exchange contracts	102,633

Payable for open swap contracts	13,084

Payable to affiliates:

Investment adviser fee	40,025

Trustees’ fees	406

Accrued expenses	162,176

Total liabilities	$1,890,998

Net Assets applicable to investors’ interest in Portfolio	$84,644,272

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest (net of foreign taxes, $278,285)	$3,801,607

Dividends from affiliated investment	186,931

Total investment income	$3,988,538

Expenses

Investment adviser fee	$544,602

Trustees’ fees and expenses	5,153

Custodian fee	145,929

Legal and accounting services	72,347

Interest expense	8,519

Miscellaneous	14,460

Total expenses	$791,010

Deduct —

Allocation of expenses to affiliate	$82,881

Total expense reductions	$82,881

Net expenses	$708,129

Net investment income	$3,280,409

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,180,158)

Investment transactions — affiliated investment	(1,680)

Financial futures contracts	(49,155)

Swap contracts	4,853

Foreign currency transactions	(37,887)

Forward foreign currency exchange contracts	1,451,946

Net realized gain	$187,919

Change in unrealized appreciation (depreciation) —

Investments	$1,734,181

Investments — affiliated investment	1,947

Financial futures contracts	(14,620)

Swap contracts	(101,949)

Foreign currency	62,404

Forward foreign currency exchange contracts	(153,445)

Net change in unrealized appreciation (depreciation)	$1,528,518

Net realized and unrealized gain	$1,716,437

Net increase in net assets from operations	$4,996,846

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$3,280,409	$3,938,678

Net realized gain (loss)	187,919	(5,432,311)

Net change in unrealized appreciation (depreciation)	1,528,518	(820,345)

Net increase (decrease) in net assets from operations	$4,996,846	$(2,313,978)

Capital transactions —

Contributions	$8,811,460	$15,327,947

Withdrawals	(24,326,854)	(20,762,786)

Net decrease in net assets from capital transactions	$(15,515,394)	$(5,434,839)

Net decrease in net assets	$(10,518,548)	$(7,748,817)

Net Assets

At beginning of year	$95,162,820	$102,911,637

At end of year	$84,644,272	$95,162,820

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019		2018		2017		2016		2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.81	%(2)(3)	0.81	%(2)(3)	0.80	%(2)	0.81	%(2)(3)	0.81	%(2)(3)

Net investment income	3.73%		3.81%		3.02%		3.17%		3.56%

Portfolio Turnover	92%		23%		29%		38%		23%

Total Return	5.92	%(2)	(2.28	)%(2)	9.09	%(2)	3.25	%(2)	(5.84	)%(2)

Net assets, end of year (000’s omitted)	$84,644		$95,163		$102,912		$138,716		$237,251

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.09%, 0.11%, 0.13%, 0.08% and 0.04% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes interest expense of 0.01% for each of the years ended October 31, 2019, 2018, 2016 and 2015.

27	See Notes to Financial Statements.

International Income Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Global Bond Fund (formerly, Eaton Vance Diversified Currency Income Fund) held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on

28

International Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Prior to October 14, 2019, the fee was computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1 billion, 0.600% from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and was payable monthly. Effective October 14, 2019, pursuant to a fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.500% of

29

International Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

the Portfolio’s average daily net assets up to $1 billion, 0.475% from $1 billion but less than $2.5 billion and at reduced rates on daily net assets of $2.5 billion or more. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $544,602 or 0.619% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $82,881 of the Portfolio’s operating expenses for the year ended October 31, 2019. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$24,010,058	$12,594,363

U.S. Government and Agency Securities	—	1,723,917

	$24,010,058	$14,318,280

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$77,322,156

Gross unrealized appreciation	$401,750

Gross unrealized depreciation	(472,647)

Net unrealized depreciation	$(70,897)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $115,717. At October 31, 2019, there were no assets pledged by the Portfolio for such liability.

30

International Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total

Not applicable	$614,362 *	$6,489 *	$620,851

Receivable for open forward foreign currency exchange contracts	243,957	—	243,957

Total Asset Derivatives	$858,319	$6,489	$864,808

Derivatives not subject to master netting or similar agreements	$614,362	$6,489	$620,851

Total Asset Derivatives subject to master netting or similar agreements	$243,957	$—	$243,957

Not applicable	$(409,020)*	$(95,354)*	$(504,374)

Payable for open forward foreign currency exchange contracts	(102,633)	—	(102,633)

Payable for open swap contracts	—	(13,084)	(13,084)

Total Liability Derivatives	$(511,653)	$(108,438)	$(620,091)

Derivatives not subject to master netting or similar agreements	$(409,020)	$(95,354)	$(504,374)

Total Liability Derivatives subject to master netting or similar agreements	$(102,633)	$(13,084)	$(115,717)

*

For centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared derivatives, as applicable.

31

International Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank, N.A.	$39,860	$(15,438)	$—	$—	$24,422

Standard Chartered Bank	76,311	(76,311)	—	—	—

UBS AG	127,786	(1,821)	(112,403)	—	13,562

	$243,957	$(93,570)	$(112,403)	$—	$37,984

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(15,438)	$15,438	$—	$—	$—

Standard Chartered Bank	(94,076)	76,311	—	—	(17,765)

State Street Bank and Trust Company	(4,382)	—	—	—	(4,382)

UBS AG	(1,821)	1,821	—	—	—

	$(115,717)	$93,570	$—	$—	$(22,147)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Statement of Operations Caption	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$(49,155)	$(49,155)

Swap contracts		4,853	4,853

Forward foreign currency exchange contracts	1,451,946	—	1,451,946

Total	$1,451,946	$(44,302)	$1,407,644

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$(14,620)	$(14,620)

Swap contracts		(101,949)	(101,949)

Forward foreign currency exchange contracts	(153,445)	—	(153,445)

Total	$(153,445)	$(116,569)	$(270,014)

32

International Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$896,000	$97,240,000	$1,093,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $6,491,338, which represents 7.7% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$13,545,115	$39,635,726	$(46,689,770)	$(1,680)	$1,947	$6,491,338	$186,931	6,491,338

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

33

International Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$12,885,876	$—	$12,885,876

Foreign Corporate Bonds	—	4,614,940	—	4,614,940

Mortgage Pass-Throughs	—	304,534	—	304,534

Short-Term Investments —

Foreign Government Securities	—	11,216,732	—	11,216,732

U.S. Treasury Obligations	—	41,737,839	—	41,737,839

Other	—	6,491,338	—	6,491,338

Total Investments	$—	$77,251,259	$—	$77,251,259

Forward Foreign Currency Exchange Contracts	$—	$858,319	$—	$858,319

Swap Contracts	—	6,489	—	6,489

Total	$—	$78,116,067	$—	$78,116,067

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(511,653)	$—	$(511,653)

Swap Contracts	—	(108,438)	—	(108,438)

Total	$—	$(620,091)	$—	$(620,091)

34

International Income Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Eaton Vance

Global Bond Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

36

Eaton Vance

Global Bond Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.19

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Global Income Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 42

Federal Tax Information	19

Management and Organization	43

Important Notices	46

Eaton Vance

Global Income Builder Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, global stocks delivered solid returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. Both U.S. and global markets rallied in the final month of the period amid optimism about the U.S.-China trade war, the Fed’s interest rate cuts and better-than expected corporate earnings.

During the period, the MSCI World Index,2 a proxy for global equities, returned 12.69%. In the U.S., the blue-chip Dow Jones Industrial Average® returned 10.32%; while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The MSCI EAFE Index of developed-market international equities returned 11.04%; and the MSCI Emerging Markets Index returned 11.86% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Global Income Builder Fund (the Fund) returned 10.97% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the MSCI World Index (the Index), which returned 12.69%; but performing in line with its Blended Index consisting of 65% the Index and 35% the ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofAML Index), which returned 10.97%.

While the Fund’s common stock and preferred allocations outperformed the Index during the period, the Fund’s high yield allocation detracted from relative performance versus the Index.

The Fund’s allocation to high yield securities outperformed the broad high yield market as measured by the ICE BofAML Index, but underperformed the Index. The outperformance of the high yield allocation relative to the broad high yield market was driven largely by security selection in the energy sector and in CCC-rated8 corporate bonds, plus security selection and an overweight exposure to BBB-rated bonds, relative to the ICE BofAML Index. As of period-end, the Fund had 38.14% of its total investments in high yield income securities rated below investment grade.

Within the Fund’s common stock allocation, returns relative to the Index were hurt by stock selections in the consumer discretionary, financials, energy, and communication services sectors.

In consumer discretionary, the Fund’s overweight position, relative to the Index, in jewelry retailer Tiffany & Co. (Tiffany) detracted from Fund performance. Tiffany’s stock declined in price on concerns about its growth prospects and lack of progress in repositioning the Tiffany brand. By period-end, Tiffany was sold from the Fund.

In contrast, stock selections in the industrials, health care, and utilities sectors helped returns relative to the Index. Within industrials, the Fund’s overweight position in London-based Melrose Industries PLC (Melrose), an investment company that specializes in industrial turnarounds, contributed to returns relative to the Index. Melrose’s stock price rose after the company reported its turnaround of GKN PLC, an automotive and aerospace firm acquired in early 2018, was proceeding well.

The Fund’s preferred securities allocation (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics) added to Fund performance versus the Index as well. The preferred securities allocation outperformed both the Index and the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2019

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/30/2005	11/30/2005	10.97%	5.63%	7.46%
Class A with 5.75% Maximum Sales Charge	—	—	4.54	4.38	6.83
Class C at NAV	11/30/2005	11/30/2005	10.13	4.83	6.65
Class C with 1% Maximum Sales Charge	—	—	9.13	4.83	6.65
Class I at NAV	01/31/2006	11/30/2005	11.17	5.89	7.72
Class R at NAV	01/31/2006	11/30/2005	10.59	5.34	7.17
MSCI World Index	—	—	12.69%	7.58%	9.47%
ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index	—	—	7.47	4.47	7.00
Blended Index	—	—	10.97	6.56	8.69

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.18%	1.93%	0.92%	1.42%
Net		1.17	1.92	0.92	1.42

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$19,040	N.A.
Class I	$250,000	10/31/2009	$526,224	N.A.
Class R	$10,000	10/31/2009	$19,999	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2019

Fund Profile5

Country Allocation (% of net assets)

Asset Allocation (% of net assets)7

Top 10 Holdings (% of net assets)6

Alphabet, Inc., Class C	2.4%

Microsoft Corp.	1.9

Amazon.com, Inc.	1.8

Apple, Inc.	1.3

Melrose Industries PLC	1.1

Walt Disney Co. (The)	1.1

Amadeus IT Group SA	1.1

NextEra Energy, Inc.	1.0

Facebook, Inc., Class A	0.9

ORIX Corp.	0.9

Total	13.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market below investment grade corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective December 7, 2015, the Fund changed its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Income Builder Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,032.70	$5.99	**	1.17%
Class C	$1,000.00	$1,029.20	$9.82	**	1.92%
Class I	$1,000.00	$1,032.90	$4.71	**	0.92%
Class R	$1,000.00	$1,031.50	$7.27	**	1.42%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95	**	1.17%
Class C	$1,000.00	$1,015.50	$9.75	**	1.92%
Class I	$1,000.00	$1,020.60	$4.69	**	0.92%
Class R	$1,000.00	$1,018.00	$7.22	**	1.42%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Global Income Builder Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Global Income Builder Portfolio, at value (identified cost, $270,420,607)	$295,730,893

Receivable for Fund shares sold	75,933

Receivable from affiliates	13,109

Total assets	$295,819,935

Liabilities

Payable for Fund shares redeemed	$278,374

Payable to affiliates:

Administration fee	37,258

Distribution and service fees	75,578

Trustees’ fees	42

Accrued expenses	91,124

Total liabilities	$482,376

Net Assets	$295,337,559

Sources of Net Assets

Paid-in capital	$273,694,407

Distributable earnings	21,643,152

Total	$295,337,559

Class A Shares

Net Assets	$131,104,089

Shares Outstanding	14,235,422

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.21

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$9.77

Class C Shares

Net Assets	$56,314,426

Shares Outstanding	6,182,706

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.11

Class I Shares

Net Assets	$107,289,745

Shares Outstanding	11,669,170

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.19

Class R Shares

Net Assets	$629,299

Shares Outstanding	68,520

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.18

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $988,092)	$8,917,262

Interest allocated from Portfolio (net of foreign taxes, $23,445)	7,319,827

Expenses allocated from Portfolio	(2,090,193)

Total investment income from Portfolio	$14,146,896

Expenses

Administration fee	$450,286

Distribution and service fees

Class A	312,969

Class C	670,984

Class R	2,988

Trustees’ fees and expenses	500

Custodian fee	31,875

Transfer and dividend disbursing agent fees	205,234

Legal and accounting services	34,537

Printing and postage	78,298

Registration fees	93,307

Miscellaneous	35,780

Total expenses	$1,916,758

Deduct —

Allocation of expenses to affiliates	$45,993

Total expense reductions	$45,993

Net expenses	$1,870,765

Net investment income	$12,276,131

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions allocated from Portfolio	$(6,366,865)

Financial futures contracts allocated from Portfolio	(383,301)

Foreign currency transactions allocated from Portfolio	(85,690)

Foreign currency transactions	(10,674)

Net realized loss	$(6,846,530)

Change in unrealized appreciation (depreciation) —

Investments allocated from Portfolio	$24,753,369

Foreign currency allocated from Portfolio	27,274

Foreign currency	17,146

Net change in unrealized appreciation (depreciation)	$24,797,789

Net realized and unrealized gain	$17,951,259

Net increase in net assets from operations	$30,227,390

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$12,276,131	$9,741,679

Net realized gain (loss)	(6,846,530)	8,972,450 (1)

Net change in unrealized appreciation (depreciation)	24,797,789	(22,880,376)

Net increase (decrease) in net assets from operations	$30,227,390	$(4,166,247)

Distributions to shareholders:

Class A	$(4,576,504)	$(4,658,984)

Class C	(2,001,405)	(2,920,435)

Class I	(4,229,778)	(4,390,986)

Class R	(20,445)	(18,375)

Total distributions to shareholders	$(10,828,132)	$(11,988,780)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$9,675,393	$9,166,036

Class C	5,014,788	4,464,260

Class I	20,998,649	31,781,927

Class R	446,398	124,433

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,273,857	4,355,432

Class C	1,905,653	2,785,398

Class I	3,649,499	3,792,101

Class R	20,445	18,375

Cost of shares redeemed

Class A	(29,687,852)	(29,570,202)

Class C	(20,039,065)	(25,520,586)

Class I	(36,436,596)	(26,409,294)

Class R	(384,540)	(112,187)

Net asset value of shares converted

Class A	22,094,077	—

Class C	(22,094,077)	—

Net decrease in net assets from Fund share transactions	$(40,563,371)	$(25,124,307)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(212,786)	$(194,709)

Portfolio transaction fee allocated from Portfolio	211,160	193,815

Net decrease in net assets from other capital	$(1,626)	$(894)

Net decrease in net assets	$(21,165,739)	$(41,280,228)

Net Assets

At beginning of year	$316,503,298	$357,783,526

At end of year	$295,337,559	$316,503,298

(1)	Includes $439,924 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.620		$9.060		$8.130		$8.420		$8.470

Income (Loss) From Operations

Net investment income(1)	$0.372		$0.267		$0.357		$0.293	(2)	$0.291

Net realized and unrealized gain (loss)	0.542		(0.383)		0.897		(0.259)		0.004

Total income (loss) from operations	$0.914		$(0.116)		$1.254		$0.034		$0.295

Less Distributions

From net investment income	$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.345)

Total distributions	$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.345)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—

Net asset value — End of year	$9.210		$8.620		$9.060		$8.130		$8.420

Total Return(4)(5)	10.97%		(1.52)%		15.72%		0.45%		3.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$131,104		$115,974		$137,914		$166,221		$192,076

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)(7)	1.24%		1.28%		1.29%		1.30%		1.25%

Net investment income	4.22%		2.94%		4.16%		3.59	%(2)	3.44%

Portfolio Turnover of the Portfolio(8)	86%		102%		143%		66	%(9)	—

Portfolio Turnover of the Fund	—		—		—		72	%(9)(10)	135%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.96% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2019). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.530		$8.960		$8.050		$8.340		$8.400

Income (Loss) From Operations

Net investment income(1)	$0.292		$0.198		$0.295		$0.229	(2)	$0.226

Net realized and unrealized gain (loss)	0.546		(0.371)		0.875		(0.256)		(0.003)

Total income (loss) from operations	$0.838		$(0.173)		$1.170		$(0.027)		$0.223

Less Distributions

From net investment income	$(0.258)		$(0.257)		$(0.260)		$(0.263)		$(0.283)

Total distributions	$(0.258)		$(0.257)		$(0.260)		$(0.263)		$(0.283)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—

Net asset value — End of year	$9.110		$8.530		$8.960		$8.050		$8.340

Total Return(4)(5)	10.13%		(2.16)%		14.76%		(0.30)%		2.69%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$56,314		$87,821		$110,594		$125,354		$141,117

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)(7)	2.00%		2.03%		2.04%		2.05%		2.00%

Net investment income	3.36%		2.20%		3.46%		2.84	%(2)	2.70%

Portfolio Turnover of the Portfolio(8)	86%		102%		143%		66	%(9)	—

Portfolio Turnover of the Fund	—		—		—		72	%(9)(10)	135%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.21% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2019). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.610		$9.040		$8.130		$8.410		$8.460

Income (Loss) From Operations

Net investment income(1)	$0.386		$0.287		$0.398		$0.326	(2)	$0.307

Net realized and unrealized gain (loss)	0.542		(0.369)		0.859		(0.258)		0.004

Total income (loss) from operations	$0.928		$(0.082)		$1.257		$0.068		$0.311

Less Distributions

From net investment income	$(0.348)		$(0.348)		$(0.347)		$(0.348)		$(0.361)

Total distributions	$(0.348)		$(0.348)		$(0.347)		$(0.348)		$(0.361)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—

Net asset value — End of year	$9.190		$8.610		$9.040		$8.130		$8.410

Total Return(4)(5)	11.17%		(1.26)%		15.90%		0.87%		3.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$107,290		$112,202		$108,772		$69,113		$69,610

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)(7)	0.99%		1.02%		1.04%		1.05%		1.01%

Net investment income	4.39%		3.17%		4.61%		4.00	%(2)	3.63%

Portfolio Turnover of the Portfolio(8)	86%		102%		143%		66	%(9)	—

Portfolio Turnover of the Fund	—		—		—		72	%(9)(10)	135%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.050 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.39% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2019). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2019

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.600		$9.030		$8.110		$8.400		$8.460

Income (Loss) From Operations

Net investment income(1)	$0.345		$0.243		$0.331		$0.274	(2)	$0.282

Net realized and unrealized gain (loss)	0.536		(0.373)		0.890		(0.262)		(0.011)

Total income (loss) from operations	$0.881		$(0.130)		$1.221		$0.012		$0.271

Less Distributions

From net investment income	$(0.301)		$(0.300)		$(0.301)		$(0.302)		$(0.331)

Total distributions	$(0.301)		$(0.300)		$(0.301)		$(0.302)		$(0.331)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—

Net asset value — End of year	$9.180		$8.600		$9.030		$8.110		$8.400

Total Return(4)(5)	10.59%		(1.78)%		15.45%		0.18%		3.25%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$629		$506		$503		$765		$767

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)(7)	1.49%		1.52%		1.54%		1.55%		1.50%

Net investment income	3.92%		2.69%		3.84%		3.37	%(2)	3.34%

Portfolio Turnover of the Portfolio(8)	86%		102%		143%		66	%(9)	—

Portfolio Turnover of the Fund	—		—		—		72	%(9)(10)	135%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.049 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.77% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2019). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective March 28, 2016, the Fund began investing all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (97.9% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in

14

Eaton Vance

Global Income Builder Fund

October 31, 2019

Notes to Financial Statements — continued

accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$10,828,132	$11,988,780

During the year ended October 31, 2019, distributable earnings was increased by $3,109,912 and paid-in capital was decreased by $3,109,912 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$47,017

Deferred capital losses	$(6,339,443)

Net unrealized appreciation	$27,935,578

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $6,339,443 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $6,339,443 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), the Fund pays BMR a fee computed at an annual rate of 0.55% (0.65% prior to May 1, 2019) of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of BMR or the Fund and by the vote of a majority of the holders of interest in the Fund.

Pursuant to the investment sub-advisory agreement and subsequent fee reduction agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp. (EVC), a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $450,286. Effective May 1, 2019, BMR, EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.17%, 1.92%, 0.92% and 1.42% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, BMR, EVM and EVAIL were allocated $45,993 in total of the Fund’s operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $14,892 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $12,492 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

15

Eaton Vance

Global Income Builder Fund

October 31, 2019

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $312,969 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $503,238 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2019, the Fund paid or accrued to EVD $1,494 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $167,746 and $1,494 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received less than $100 and approximately $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,640,195 and $58,102,576, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1J of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	1,106,470	1,007,226

Issued to shareholders electing to receive payments of distributions in Fund shares	484,842	479,600

Redemptions	(3,385,702)	(3,259,908)

Converted from Class C shares	2,575,582	—

Net increase (decrease)	781,192	(1,773,082)

16

Eaton Vance

Global Income Builder Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2019	2018

Sales	569,930	492,778

Issued to shareholders electing to receive payments of distributions in Fund shares	220,060	309,869

Redemptions	(2,303,170)	(2,841,719)

Converted to Class A shares	(2,602,106)	—

Net decrease	(4,115,286)	(2,039,072)

	Year Ended October 31,
Class I	2019	2018

Sales	2,366,102	3,507,322

Issued to shareholders electing to receive payments of distributions in Fund shares	415,571	418,467

Redemptions	(4,149,865)	(2,914,126)

Net increase (decrease)	(1,368,192)	1,011,663

	Year Ended October 31,
Class R	2019	2018

Sales	51,103	13,591

Issued to shareholders electing to receive payments of distributions in Fund shares	2,327	2,029

Redemptions	(43,753)	(12,481)

Net increase	9,677	3,139

17

Eaton Vance

Global Income Builder Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

18

Eaton Vance

Global Income Builder Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Business Income.  For the fiscal year ended October 31, 2019, the Fund designates $157,910, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $9,679,368, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 15.68% qualifies for the corporate dividends received deduction.

19

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments

Common Stocks — 56.3%
Security	Shares	Value

Aerospace & Defense — 1.1%

Airbus SE	14,552	$2,087,604

CAE, Inc.	51,400	1,289,000

		$3,376,604

Banks — 4.0%

Banco Santander SA	369,140	$1,482,207

Bank of America Corp.	37,700	1,178,879

Canadian Imperial Bank of Commerce	20,021	1,707,204

Citigroup, Inc.	31,192	2,241,457

ING Groep NV	95,160	1,077,543

KBC Group NV	14,000	984,400

KeyCorp	84,054	1,510,450

UniCredit SpA	62,042	787,129

Wells Fargo & Co.	19,013	981,641

		$11,950,910

Beverages — 1.9%

Anheuser-Busch InBev SA/NV	17,261	$1,393,263

Coca-Cola Co. (The)	46,276	2,518,803

Diageo PLC	41,038	1,679,725

		$5,591,791

Biotechnology — 0.5%

CSL, Ltd.	7,750	$1,366,761

		$1,366,761

Building Products — 0.6%

Assa Abloy AB, Class B	77,427	$1,838,765

		$1,838,765

Capital Markets — 0.6%

Morgan Stanley	39,336	$1,811,423

		$1,811,423

Chemicals — 1.4%

BASF SE	19,477	$1,480,626

Chr. Hansen Holding A/S	15,354	1,178,814

Sika AG	9,076	1,560,223

		$4,219,663

Construction & Engineering — 0.0%(1)

Abengoa SA, Class A(2)	36,194	$814

Security	Shares	Value

Construction & Engineering (continued)

Abengoa SA, Class B(2)	374,261	$4,063

		$4,877

Consumer Finance — 0.9%

Capital One Financial Corp.	20,102	$1,874,512

OneMain Holdings, Inc.	21,418	856,720

		$2,731,232

Diversified Financial Services — 1.6%

Berkshire Hathaway, Inc., Class B(2)	9,963	$2,117,934

ORIX Corp.	163,587	2,570,752

		$4,688,686

Electric Utilities — 1.4%

Iberdrola SA	145,878	$1,499,479

NextEra Energy, Inc.	12,094	2,882,484

		$4,381,963

Electrical Equipment — 1.1%

Melrose Industries PLC	1,172,892	$3,241,506

		$3,241,506

Electronic Equipment, Instruments & Components — 1.1%

CDW Corp.	8,423	$1,077,386

Keyence Corp.	3,419	2,161,821

		$3,239,207

Energy Equipment & Services — 0.3%

Schlumberger, Ltd.	32,153	$1,051,082

		$1,051,082

Entertainment — 1.4%

Nintendo Co., Ltd.	2,882	$1,057,081

Walt Disney Co. (The)	24,723	3,212,012

		$4,269,093

Equity Real Estate Investment Trusts (REITs) — 1.1%

American Tower Corp.	9,927	$2,164,880

Equity Residential	13,291	1,178,380

		$3,343,260

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 0.3%

BJ’s Wholesale Club Holdings, Inc.(2)	33,544	$895,625

		$895,625

Food Products — 1.3%

Mondelez International, Inc., Class A	35,099	$1,840,942

Nestle SA	18,107	1,937,111

		$3,778,053

Health Care Equipment & Supplies — 2.4%

Baxter International, Inc.	19,392	$1,487,367

Boston Scientific Corp.(2)	44,336	1,848,811

Danaher Corp.	10,539	1,452,485

Intuitive Surgical, Inc.(2)	2,933	1,621,802

Straumann Holding AG	841	751,418

		$7,161,883

Health Care Providers & Services — 0.5%

Anthem, Inc.	6,028	$1,622,014

		$1,622,014

Hotels, Restaurants & Leisure — 0.5%

Compass Group PLC	53,645	$1,428,249

		$1,428,249

Household Products — 0.7%

Kimberly-Clark Corp.	7,501	$996,733

Reckitt Benckiser Group PLC	14,923	1,154,766

		$2,151,499

Industrial Conglomerates — 0.5%

DCC PLC	15,801	$1,481,809

		$1,481,809

Insurance — 2.0%

AIA Group, Ltd.	130,935	$1,303,879

Aviva PLC	257,540	1,388,152

Chubb, Ltd.	6,561	1,000,028

Progressive Corp. (The)	17,349	1,209,225

Prudential PLC	68,448	1,195,570

		$6,096,854

Interactive Media & Services — 3.5%

Alphabet, Inc., Class C(2)	5,641	$7,108,281

Security	Shares	Value

Interactive Media & Services (continued)

Facebook, Inc., Class A(2)	14,490	$2,777,008

Tencent Holdings, Ltd.	20,674	838,598

		$10,723,887

Internet & Direct Marketing Retail — 1.8%

Amazon.com, Inc.(2)	3,059	$5,434,803

		$5,434,803

IT Services — 1.7%

Amadeus IT Group SA	43,033	$3,183,506

Visa, Inc., Class A	10,167	1,818,470

		$5,001,976

Leisure Products — 0.8%

Yamaha Corp.	50,035	$2,330,093

		$2,330,093

Life Sciences Tools & Services — 0.5%

Lonza Group AG	4,321	$1,557,428

		$1,557,428

Machinery — 3.7%

Gardner Denver Holdings, Inc.(2)	61,984	$1,972,951

ITT, Inc.	37,914	2,253,987

Sandvik AB	81,455	1,439,092

SMC Corp.	3,289	1,420,982

Stanley Black & Decker, Inc.	15,727	2,379,967

Xylem, Inc.	23,831	1,827,599

		$11,294,578

Media — 0.0%(1)

Clear Channel Outdoor Holdings, Inc.(2)	3,400	$7,922

iHeartMedia, Inc., Class A(2)	375	5,378

		$13,300

Metals & Mining — 0.7%

Rio Tinto, Ltd.	31,702	$1,982,420

		$1,982,420

Multi-Utilities — 0.5%

CMS Energy Corp.	22,963	$1,467,795

		$1,467,795

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.4%

ConocoPhillips	34,536	$1,906,387

EOG Resources, Inc.	20,735	1,437,143

Exxon Mobil Corp.	26,385	1,782,835

Phillips 66	19,427	2,269,462

		$7,395,827

Personal Products — 0.6%

Unilever PLC	29,044	$1,739,124

		$1,739,124

Pharmaceuticals — 3.4%

Eli Lilly & Co.	14,727	$1,678,142

GlaxoSmithKline PLC	84,089	1,926,053

Novo Nordisk A/S, Class B	31,118	1,711,138

Sanofi	27,456	2,531,088

Zoetis, Inc.	18,714	2,393,895

		$10,240,316

Professional Services — 1.2%

Recruit Holdings Co., Ltd.	71,209	$2,366,563

Verisk Analytics, Inc.	8,454	1,223,294

		$3,589,857

Semiconductors & Semiconductor Equipment — 1.8%

ASML Holding NV	9,089	$2,382,357

Infineon Technologies AG	53,151	1,029,470

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	42,137	2,175,533

		$5,587,360

Software — 1.9%

Microsoft Corp.	40,728	$5,839,173

		$5,839,173

Specialty Retail — 1.7%

Industria de Diseno Textil SA	52,268	$1,628,713

Lowe’s Cos., Inc.	22,270	2,485,555

TJX Cos., Inc. (The)	19,787	1,140,721

		$5,254,989

Technology Hardware, Storage & Peripherals — 1.3%

Apple, Inc.	16,393	$4,077,923

		$4,077,923

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.0%

adidas AG	4,121	$1,273,911

LVMH Moet Hennessy Louis Vuitton SE	3,937	1,681,318

		$2,955,229

Wireless Telecommunication Services — 0.6%

Tele2 AB, Class B	134,316	$1,922,754

		$1,922,754

Total Common Stocks (identified cost $145,699,284)		$170,131,641

Preferred Stocks — 0.9%
Security	Shares	Value

Banks — 0.1%

Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	1,115	$120,978

IBERIABANK Corp., Series C, 6.60% to 5/1/26(4)	6,206	171,410

Wells Fargo & Co., Series Q, 5.85% to 9/15/23(4)	4,680	126,032

		$418,420

Equity Real Estate Investment Trusts (REITs) — 0.2%

CBL & Associates Properties, Inc., Series D, 7.375%	19,100	$174,001

SITE Centers Corp., Series A, 6.375%	10,450	282,150

SITE Centers Corp., Series K, 6.25%	1,950	50,056

		$506,207

Food Products — 0.2%

Dairy Farmers of America, Inc., 7.875%(3)	4,700	$472,350

Ocean Spray Cranberries, Inc., Series A, 6.25%(3)	540	46,980

		$519,330

Independent Power and Renewable Electricity Producers — 0.0%(1)

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(4)	3,175	$88,114

		$88,114

Multi-Utilities — 0.1%

DTE Energy Co., Series C, 5.25%	9,407	$239,314

		$239,314

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	23,750	$536,987

		$536,987

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Shares	Value

Pipelines — 0.0%(1)

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(4)		2,970	$75,082

			$75,082

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P., Series A2, 6.375%		9,125	$250,299

			$250,299

Total Preferred Stocks (identified cost $2,876,361)			$2,633,753

Corporate Bonds & Notes — 38.6%
Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.6%

BWX Technologies, Inc., 5.375%, 7/15/26(3)		215	$228,771

F-Brasile SpA/F-Brasile US LLC, 7.375%, 8/15/26(3)		200	210,000

TransDigm UK Holdings PLC, 6.875%, 5/15/26		200	214,000

TransDigm, Inc., 5.50%, 11/15/27(3)(5)		370	369,700

TransDigm, Inc., 6.25%, 3/15/26(3)		419	449,901

TransDigm, Inc., 6.50%, 5/15/25		30	31,238

TransDigm, Inc., 7.50%, 3/15/27		327	353,977

			$1,857,587

Auto Components — 0.7%

Garrett LX I S.a.r.l./Garrett Borrowing, LLC, 5.125%, 10/15/26(6)	EUR	275	$286,897

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.375%, 5/15/26(6)	EUR	881	993,928

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 8.50%, 5/15/27(3)		824	830,180

			$2,111,005

Automobiles — 0.1%

General Motors Co., 5.00%, 4/1/35		45	$45,961

General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(4)(7)		317	306,628

			$352,589

Banks — 2.4%

Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(4)(7)		400	$393,860

Bank of America Corp., Series FF, 5.875% to 3/15/28(4)(7)		220	242,077

Barclays PLC, 7.75% to 9/15/23(4)(7)		495	527,529

Security		Principal Amount* (000’s omitted)	Value

Banks (continued)

CIT Group, Inc., 6.125%, 3/9/28		105	$124,163

Citigroup, Inc., 5.95% to 1/30/23(4)(7)		125	132,411

Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(7)		195	209,862

Citigroup, Inc., Series T, 6.25% to 8/15/26(4)(7)		196	221,158

Credit Suisse Group AG, 7.50% to 7/17/23(3)(4)(7)		208	224,456

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(7)		220	229,477

Fifth Third Bancorp, Series H, 5.10% to 6/30/23(4)(7)		460	467,309

JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(7)		215	240,969

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(7)		598	656,924

Lloyds Banking Group PLC, 7.50% to 9/27/25(4)(7)		400	440,418

Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(4)(7)		389	445,891

Societe Generale SA, 6.75% to 4/6/28(3)(4)(7)		210	221,739

Societe Generale SA, 7.375% to 10/4/23(3)(4)(7)		200	213,893

Vivion Investments S.a.r.l., 3.00%, 8/8/24(6)	EUR	2,000	2,227,253

Zions Bancorp NA, 5.80% to 6/15/23(4)(7)		88	90,483

			$7,309,872

Biotechnology — 0.4%

Grifols S.A., 3.20%, 5/1/25(6)	EUR	1,075	$1,228,459

			$1,228,459

Building Products — 0.8%

Builders FirstSource, Inc., 5.625%, 9/1/24(3)		133	$138,653

Builders FirstSource, Inc., 6.75%, 6/1/27(3)		76	82,840

Masonite International Corp., 5.375%, 2/1/28(3)		105	111,431

Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(3)		1,000	1,030,000

Standard Industries, Inc., 5.50%, 2/15/23(3)		111	113,742

Standard Industries, Inc., 6.00%, 10/15/25(3)		525	553,875

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(3)		196	217,315

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(3)		146	163,768

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		74	79,920

			$2,491,544

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(4)		150	$156,750

Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(4)(7)		450	461,934

			$618,684

Casino & Gaming — 0.3%

Cinemark USA, Inc., 4.875%, 6/1/23		430	$437,525

GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	30,682

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Casino & Gaming (continued)

GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	$121,236

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(3)		156	156,047

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(3)		287	310,319

			$1,055,809

Chemicals — 0.5%

Hexion, Inc., 7.875%, 7/15/27(3)		89	$86,107

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(3)		220	222,200

SPCM SA., 4.875%, 9/15/25(3)		200	207,500

Valvoline, Inc., 5.50%, 7/15/24		45	46,927

Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(3)		58	46,426

W.R. Grace & Co., 5.125%, 10/1/21(3)		750	781,875

			$1,391,035

Commercial Services & Supplies — 2.0%

Advanced Disposal Services, Inc., 5.625%, 11/15/24(3)		170	$177,863

Arena Luxembourg Finance S.a.r.l., 2.75%, (3 mo. EURIBOR + 2.75%), 11/1/23(6)(8)	EUR	400	449,954

Ashtead Capital, Inc., 4.00%, 5/1/28(3)(5)		200	201,250

Clean Harbors, Inc., 4.875%, 7/15/27(3)		101	105,539

Clean Harbors, Inc., 5.125%, 7/15/29(3)		61	65,118

Covanta Holding Corp., 5.875%, 3/1/24		500	515,000

Covanta Holding Corp., 5.875%, 7/1/25		95	98,919

GFL Environmental, Inc., 5.375%, 3/1/23(3)		270	279,112

GFL Environmental, Inc., 8.50%, 5/1/27(3)		521	574,402

GW B-CR Security Corp., 9.50%, 11/1/27(3)		193	198,790

Harsco Corp., 5.75%, 7/31/27(3)		54	56,229

IPD 3 B.V., 4.50%, 7/15/22(6)	EUR	125	142,710

KAR Auction Services, Inc., 5.125%, 6/1/25(3)		231	242,261

Loxam SAS, 2.875%, 4/15/26(6)	EUR	475	521,821

Loxam SAS, 5.75%, 7/15/27(6)	EUR	450	486,633

Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(3)		158	166,512

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	619,437

Team Health Holdings, Inc., 6.375%, 2/1/25(3)		84	54,600

Tervita Escrow Corp., 7.625%, 12/1/21(3)		326	322,740

TMS International Holding Corp., 7.25%, 8/15/25(3)		133	110,390

Verisure Holding AB, 3.50%, 5/15/23(6)	EUR	540	622,937

			$6,012,217

Security		Principal Amount* (000’s omitted)	Value

Communications Equipment — 0.8%

CommScope Technologies, LLC, 5.00%, 3/15/27(3)		341	$280,472

CommScope Technologies, LLC, 6.00%, 6/15/25(3)		124	111,631

Crystal Almond S.a.r.l, 4.25%, 10/15/24(6)	EUR	469	525,691

Matterhorn Telecom SA, 3.125%, 9/15/26(6)	EUR	980	1,099,552

Riverbed Technology, Inc., 8.875%, 3/1/23(3)		535	248,775

Sprint Communications, Inc., 6.00%, 11/15/22		75	79,500

			$2,345,621

Consumer Finance — 0.4%

CPUK Finance, Ltd., 4.875%, 2/28/47(6)	GBP	895	$1,199,924

William Carter Co. (The), 5.625%, 3/15/27(3)		144	154,080

			$1,354,004

Containers & Packaging — 0.5%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(3)		120	$123,414

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(3)		140	145,162

Trivium Packaging Finance B.V., 3.75%, 8/15/26(6)	EUR	780	906,297

Trivium Packaging Finance B.V., 5.50%, 8/15/26(3)		200	210,250

			$1,385,123

Distributors — 0.5%

Core & Main Holdings, L.P., 8.625%, (8.625% Cash or 9.375% PIK), 9/15/24(3)(9)		214	$213,732

IAA, Inc., 5.50%, 6/15/27(3)		97	104,168

Parts Europe SA, 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(6)(8)	EUR	662	737,363

Parts Europe SA, 5.50%, (3 mo. EURIBOR + 5.50%), 5/1/22(6)(8)	EUR	340	379,202

Performance Food Group, Inc., 5.50%, 10/15/27(3)		169	179,563

			$1,614,028

Diversified Consumer Services — 0.7%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(6)		1,050	$1,092,000

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(3)		267	277,680

Laureate Education, Inc., 8.25%, 5/1/25(3)		745	812,050

			$2,181,730

Diversified Financial Services — 0.9%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(3)		107	$114,490

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(3)		350	$378,525

Credito Real SAB de CV, 9.50%, 2/7/26(3)		200	230,500

DAE Funding, LLC, 4.50%, 8/1/22(3)		155	158,205

DAE Funding, LLC, 5.00%, 8/1/24(3)		255	266,807

GFL Environmental, Inc., 7.00%, 6/1/26(3)		245	260,313

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		115	118,019

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26		291	309,187

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.375%, 12/15/25		120	126,300

Louvre Bidco SAS, 4.25%, 9/30/24(6)	EUR	215	245,371

Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(3)		340	362,933

West Corp., 8.50%, 10/15/25(3)		186	141,360

			$2,712,010

Diversified Telecommunication Services — 0.0%(1)

CenturyLink, Inc., 7.50%, 4/1/24		6	$6,825

Level 3 Financing, Inc., 5.25%, 3/15/26		90	94,162

Level 3 Financing, Inc., 5.375%, 1/15/24		35	35,744

			$136,731

Electric Utilities — 1.0%

AES Corp. (The), 5.50%, 4/15/25		14	$14,573

AES Corp. (The), 6.00%, 5/15/26		45	48,220

Drax Finco PLC, 6.625%, 11/1/25(3)		1,000	1,063,750

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(4)		155	171,045

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(3)		95	99,156

NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(3)		150	153,563

NRG Energy, Inc., 5.25%, 6/15/29(3)		122	131,303

Pattern Energy Group, Inc., 5.875%, 2/1/24(3)		60	61,800

Southern California Edison Co., Series E, 6.25% to 2/1/22(4)(7)		273	266,965

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)		192	200,918

TerraForm Power Operating, LLC, 4.25%, 1/31/23(3)		95	98,325

TerraForm Power Operating, LLC, 5.00%, 1/31/28(3)		145	153,656

Vistra Energy Corp., 8.125%, 1/30/26(3)		190	204,250

Vistra Operations Co., LLC, 5.00%, 7/31/27(3)		406	421,225

			$3,088,749

Security		Principal Amount* (000’s omitted)	Value

Electrical Equipment — 0.0%(1)

Sensata Technologies, Inc., 4.375%, 2/15/30(3)		112	$113,050

			$113,050

Electronic Equipment, Instruments & Components — 0.2%

Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(6)	EUR	630	$742,939

			$742,939

Entertainment — 1.0%

Cedar Fair, L.P., 5.25%, 7/15/29(3)		58	$62,495

EIG Investors Corp., 10.875%, 2/1/24		480	487,200

Entertainment One, Ltd., 4.625%, 7/15/26(6)	GBP	545	767,911

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(3)		226	240,407

Golden Entertainment, Inc., 7.625%, 4/15/26(3)		100	105,375

Netflix, Inc., 4.875%, 6/15/30(3)		234	237,159

Netflix, Inc., 5.875%, 11/15/28		300	331,125

Pinewood Finance Co., Ltd., 3.25%, 9/30/25(6)	GBP	300	398,281

Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		369	380,716

			$3,010,669

Equity Real Estate Investment Trusts (REITs) — 0.3%

Equinix, Inc., 5.375%, 5/15/27		115	$125,063

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		100	106,750

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		200	221,000

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27(3)		101	114,256

SBA Communications Corp., 4.00%, 10/1/22		150	153,772

SBA Communications Corp., 4.875%, 9/1/24		55	57,338

			$778,179

Food Products — 0.6%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(3)		181	$194,801

Dole Food Co., Inc., 7.25%, 6/15/25(3)		107	102,453

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(3)		291	314,280

Post Holdings, Inc., 5.00%, 8/15/26(3)		85	88,727

Post Holdings, Inc., 5.50%, 3/1/25(3)		190	199,757

Post Holdings, Inc., 5.50%, 12/15/29(3)		98	103,557

Post Holdings, Inc., 5.625%, 1/15/28(3)		175	187,906

US Foods, Inc., 5.875%, 6/15/24(3)		510	527,212

			$1,718,693

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(4)(7)	280	$284,400

		$284,400

Health Care Equipment & Supplies — 1.3%

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(3)	121	$126,748

Centene Corp., 4.75%, 1/15/25	300	311,103

Centene Corp., 5.375%, 6/1/26(3)	445	472,145

Centene Corp., 6.125%, 2/15/24	340	353,920

Hill-Rom Holdings, Inc., 4.375%, 9/15/27(3)	56	57,820

Hologic, Inc., 4.375%, 10/15/25(3)	70	72,067

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(3)	437	453,387

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(3)	326	342,691

MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(3)	1,174	1,100,625

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(3)	429	471,900

Select Medical Corp., 6.25%, 8/15/26(3)	96	102,480

		$3,864,886

Health Care Providers & Services — 1.4%

Charles River Laboratories International, Inc., 4.25%, 5/1/28(3)	90	$91,922

Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(3)(9)	185	187,081

Eagle Holding Co. II, LLC, 7.75%, (7.75% Cash or 8.50% PIK), 5/15/22(3)(9)	411	418,192

Encompass Health Corp., 4.50%, 2/1/28	90	92,250

Encompass Health Corp., 4.75%, 2/1/30	110	113,713

HCA, Inc., 5.00%, 3/15/24	110	120,111

HCA, Inc., 5.375%, 9/1/26	270	294,975

HCA, Inc., 5.625%, 9/1/28	330	371,662

HCA, Inc., 5.875%, 2/15/26	750	845,625

HCA, Inc., 5.875%, 2/1/29	190	215,650

Tenet Healthcare Corp., 4.625%, 9/1/24(3)	49	50,316

Tenet Healthcare Corp., 4.875%, 1/1/26(3)	290	300,331

Tenet Healthcare Corp., 5.125%, 11/1/27(3)	290	302,682

Tenet Healthcare Corp., 6.75%, 6/15/23	260	276,575

WellCare Health Plans, Inc., 5.25%, 4/1/25	318	333,999

WellCare Health Plans, Inc., 5.375%, 8/15/26(3)	261	278,291

		$4,293,375

Hotels, Restaurants & Leisure — 1.8%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 3.875%, 1/15/28(3)	119	$119,928

Security		Principal Amount* (000’s omitted)	Value

Hotels, Restaurants & Leisure (continued)

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(3)		325	$334,344

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(3)		504	520,380

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(3)		232	238,090

Eldorado Resorts, Inc., 6.00%, 4/1/25		141	148,931

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(3)		490	505,925

Golden Nugget, Inc., 6.75%, 10/15/24(3)		266	274,672

Golden Nugget, Inc., 8.75%, 10/1/25(3)		155	163,525

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(3)		342	363,375

Melco Resorts Finance, Ltd., 5.625%, 7/17/27(3)		200	209,094

Merlin Entertainments PLC, 5.75%, 6/15/26(3)		200	213,750

MGM Resorts International, 5.75%, 6/15/25		240	267,600

Motion Bondco DAC, 4.50%, 11/15/27(5)(6)	EUR	210	238,934

NCL Corp., Ltd., 4.75%, 12/15/21(3)		121	122,966

Scientific Games International, Inc., 10.00%, 12/1/22		229	236,156

Viking Cruises, Ltd., 5.875%, 9/15/27(3)		730	777,450

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(3)		213	222,319

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp., 5.125%, 10/1/29(3)		219	229,266

Yum! Brands, Inc., 4.75%, 1/15/30(3)		138	145,072

			$5,331,777

Household Products — 0.2%

Central Garden & Pet Co., 5.125%, 2/1/28		50	$51,615

Central Garden & Pet Co., 6.125%, 11/15/23		235	244,106

Energizer Holdings, Inc., 6.375%, 7/15/26(3)		64	68,403

Spectrum Brands, Inc., 5.00%, 10/1/29(3)		73	74,825

Spectrum Brands, Inc., 5.75%, 7/15/25		120	125,700

			$564,649

Independent Power and Renewable Electricity Producers — 0.4%

Calpine Corp., 5.25%, 6/1/26(3)		150	$156,563

Calpine Corp., 5.50%, 2/1/24		45	45,281

Calpine Corp., 5.75%, 1/15/25		295	303,481

NRG Energy, Inc., 5.75%, 1/15/28		210	228,112

NRG Energy, Inc., 7.25%, 5/15/26		350	384,573

			$1,118,010

Industrial Conglomerates — 0.1%

Advanced Drainage Systems, Inc., 5.00%, 9/30/27(3)		46	$47,150

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Conglomerates (continued)

Hillman Group, Inc. (The), 6.375%, 7/15/22(3)		139	$128,575

			$175,725

Insurance — 0.8%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(3)		401	$418,087

Ardonagh Midco 3 PLC, 8.375%, 7/15/23(6)	GBP	250	304,263

Galaxy Bidco, Ltd., 6.50%, 7/31/26(6)	GBP	650	856,186

Galaxy Finco, Ltd., 9.25%, 7/31/27(6)	GBP	175	220,452

GTCR AP Finance, Inc., 8.00%, 5/15/27(3)		100	102,500

Hub International, Ltd., 7.00%, 5/1/26(3)		415	428,487

USI, Inc., 6.875%, 5/1/25(3)		169	172,380

			$2,502,355

Machinery — 0.3%

Cloud Crane, LLC, 10.125%, 8/1/24(3)		190	$201,162

Colfax Corp., 6.00%, 2/15/24(3)		83	88,499

Colfax Corp., 6.375%, 2/15/26(3)		136	147,560

Granite Holdings US Acquisition Co., 11.00%, 10/1/27(3)		93	86,723

Navistar International Corp., 6.625%, 11/1/25(3)		430	440,750

			$964,694

Media — 4.3%

Altice Finco S.A., 4.75%, 1/15/28(6)	EUR	1,050	$1,142,301

Altice France S.A., 3.375%, 1/15/28(6)	EUR	439	491,593

Altice France S.A., 5.50%, 1/15/28(3)		281	286,971

Altice France S.A., 7.375%, 5/1/26(3)		455	488,372

Altice France S.A., 8.125%, 2/1/27(3)		750	833,437

Altice Luxembourg SA, 8.00%, 5/15/27(6)	EUR	505	619,234

Altice Luxembourg SA, 10.50%, 5/15/27(3)		253	286,839

AMC Entertainment Holdings, Inc., 6.375%, 11/15/24	GBP	345	430,281

Cablevision Systems Corp., 5.875%, 9/15/22		50	54,063

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(3)		322	328,842

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(3)		110	117,700

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(3)		1,130	1,180,850

Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(3)		230	239,989

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(3)		42	46,279

CSC Holdings, LLC, 5.50%, 5/15/26(3)		200	211,250

CSC Holdings, LLC, 5.75%, 1/15/30(3)		519	546,896

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

CSC Holdings, LLC, 6.75%, 11/15/21		500	$540,000

CSC Holdings, LLC, 7.50%, 4/1/28(3)		200	226,000

CSC Holdings, LLC, 10.875%, 10/15/25(3)		422	477,001

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(3)		369	386,066

Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/27(3)		369	380,992

DISH DBS Corp., 7.75%, 7/1/26		119	120,351

iHeartCommunications, Inc., 6.375%, 5/1/26		8	8,840

iHeartCommunications, Inc., 8.375%, 5/1/27		110	118,330

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(3)		200	205,250

Live Nation Entertainment, Inc., 4.75%, 10/15/27(3)		185	193,344

MDC Partners, Inc., 6.50%, 5/1/24(3)		139	133,614

Nexstar Escrow, Inc., 5.625%, 7/15/27(3)		146	154,351

Scripps Escrow, Inc., 5.875%, 7/15/27(3)		190	195,168

Sirius XM Radio, Inc., 4.625%, 7/15/24(3)		291	304,822

Sirius XM Radio, Inc., 5.00%, 8/1/27(3)		218	229,990

Summer BC Holdco B S.a.r.l, 5.75%, 10/31/26(6)	EUR	520	582,131

TEGNA, Inc., 5.00%, 9/15/29(3)		181	183,715

Ziggo B.V., 4.25%, 1/15/27(6)	EUR	870	1,047,756

Ziggo B.V., 4.875%, 1/15/30(3)		200	204,314

			$12,996,932

Metals & Mining — 2.1%

Alcoa Nederland Holding B.V., 6.125%, 5/15/28(3)		200	$215,000

Alcoa Nederland Holding B.V., 7.00%, 9/30/26(3)		770	840,262

Allegheny Ludlum, LLC, 6.95%, 12/15/25		1,050	1,094,625

Allegheny Technologies, Inc., 5.95%, 1/15/21		50	51,750

Allegheny Technologies, Inc., 7.875%, 8/15/23		330	360,624

BHP Billiton Finance USA, Ltd., 6.75% to 10/20/25, 10/19/75(3)(4)		270	316,972

Bombardier, Inc., 6.00%, 10/15/22(3)		637	624,260

Bombardier, Inc., 6.125%, 1/15/23(3)		168	164,640

Bombardier, Inc., 7.875%, 4/15/27(3)		232	219,820

Centennial Resource Production, LLC, 5.375%, 1/15/26(3)		320	301,600

Eldorado Gold Corp., 9.50%, 6/1/24(3)		97	105,245

First Quantum Minerals, Ltd., 6.875%, 3/1/26(3)		200	196,750

First Quantum Minerals, Ltd., 7.25%, 4/1/23(3)		365	367,966

Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	78,188

Freeport-McMoRan, Inc., 5.45%, 3/15/43		222	207,570

Hecla Mining Co., 6.875%, 5/1/21		131	129,690

Hudbay Minerals, Inc., 7.25%, 1/15/23(3)		115	119,301

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(3)		179	182,870

Novelis Corp., 5.875%, 9/30/26(3)		180	189,468

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)

Novelis Corp., 6.25%, 8/15/24(3)		625	$656,250

			$6,422,851

Multi-Utilities — 0.3%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(4)(7)		425	$451,866

Thames Water Kemble Finance PLC, 5.875%, 7/15/22(6)	GBP	375	499,728

			$951,594

Oil, Gas & Consumable Fuels — 4.8%

Aker BP ASA, 4.75%, 6/15/24(3)		150	$156,375

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25		105	113,148

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		24	25,980

Antero Resources Corp., 5.375%, 11/1/21		1,000	897,500

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(3)		342	263,340

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 4/1/22(3)		505	480,406

Berry Petroleum Co., LLC, 7.00%, 2/15/26(3)		115	107,525

Brazos Valley Longhorn, LLC/Brazos Valley Longhorn Finance Corp., 6.875%, 2/1/25		145	114,550

Centennial Resource Production, LLC, 6.875%, 4/1/27(3)		284	279,740

Cheniere Energy Partners, L.P., 5.25%, 10/1/25		235	244,106

Citgo Holding, Inc., 9.25%, 8/1/24(3)		229	239,591

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		110	115,225

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		120	126,300

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(3)		635	623,106

CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22		256	259,200

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(4)(7)		160	154,243

Diamondback Energy, Inc., 4.75%, 11/1/24		60	62,175

Diamondback Energy, Inc., 5.375%, 5/31/25		140	146,650

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(3)		155	160,428

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(3)		205	216,792

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(7)		392	271,186

Enterprise Products Operating, LLC, Series E, 5.25% to 8/16/27, 8/16/77(4)		455	468,095

EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26(3)(10)		80	56,000

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Extraction Oil & Gas, Inc., 5.625%, 2/1/26(3)	269	$115,670

Extraction Oil & Gas, Inc., 7.375%, 5/15/24(3)	195	80,925

Gran Tierra Energy, Inc., 7.75%, 5/23/27(3)	250	240,000

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(3)	757	618,847

Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.75%, 10/1/25(3)	3	2,693

Hilcorp Energy I, L.P./Hilcorp Finance Co., 6.25%, 11/1/28(3)	401	340,850

Jagged Peak Energy, LLC, 5.875%, 5/1/26	86	87,290

Matador Resources Co., 5.875%, 9/15/26	370	357,050

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(3)	275	187,000

Murphy Oil USA, Inc., 4.75%, 9/15/29	131	137,059

Murphy Oil USA, Inc., 5.625%, 5/1/27	65	70,084

Neptune Energy Bondco PLC, 6.625%, 5/15/25(6)	1,225	1,225,000

Neptune Energy Bondco PLC, 6.625%, 5/15/25(3)	300	300,000

Newfield Exploration Co., 5.625%, 7/1/24	65	71,315

Nine Energy Service, Inc., 8.75%, 11/1/23(3)	110	83,600

Odebrecht Oil & Gas Finance, Ltd., 0.0%(3)(7)	862	9,911

Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(3)	75	77,252

Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(3)	140	144,827

Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(3)	137	142,138

Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(3)	150	156,563

PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	100	103,500

PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25	588	616,665

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(7)	710	663,154

Precision Drilling Corp., 6.50%, 12/15/21	8	8,007

Precision Drilling Corp., 7.125%, 1/15/26(3)	75	65,250

Precision Drilling Corp., 7.75%, 12/15/23	10	9,500

Seven Generations Energy, Ltd., 5.375%, 9/30/25(3)	255	249,581

Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(3)	440	371,800

SM Energy Co., 5.625%, 6/1/25	85	72,464

SM Energy Co., 6.125%, 11/15/22	326	312,145

SM Energy Co., 6.625%, 1/15/27	155	130,975

SM Energy Co., 6.75%, 9/15/26	196	169,050

Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23	145	149,169

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26	155	162,378

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27(3)	102	109,397

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.875%, 1/15/29(3)	203	$220,001

Teleflex, Inc., 4.625%, 11/15/27	160	168,200

Transocean Guardian, Ltd., 5.875%, 1/15/24(3)	156	156,529

Transocean Pontus, Ltd., 6.125%, 8/1/25(3)	107	107,067

Transocean Poseidon, Ltd., 6.875%, 2/1/27(3)	51	51,677

Transocean, Inc., 7.25%, 11/1/25(3)	228	202,350

Transocean, Inc., 7.50%, 1/15/26(3)	84	75,180

Whiting Petroleum Corp., 5.75%, 3/15/21	113	106,785

WPX Energy, Inc., 5.25%, 10/15/27	67	65,325

		$14,375,884

Pharmaceuticals — 0.8%

Bausch Health Americas, Inc., 8.50%, 1/31/27(3)	448	$505,120

Bausch Health Americas, Inc., 9.25%, 4/1/26(3)	105	119,046

Bausch Health Cos., Inc., 5.50%, 3/1/23(3)	47	47,588

Bausch Health Cos., Inc., 5.50%, 11/1/25(3)	129	135,290

Bausch Health Cos., Inc., 5.75%, 8/15/27(3)	72	78,367

Bausch Health Cos., Inc., 5.875%, 5/15/23(3)	24	24,438

Bausch Health Cos., Inc., 6.125%, 4/15/25(3)	60	62,438

Bausch Health Cos., Inc., 6.50%, 3/15/22(3)	155	159,875

Bausch Health Cos., Inc., 7.00%, 3/15/24(3)	281	294,678

Bausch Health Cos., Inc., 7.00%, 1/15/28(3)	94	101,637

Bausch Health Cos., Inc., 7.25%, 5/30/29(3)	98	108,167

Bausch Health Cos., Inc., 9.00%, 12/15/25(3)	245	276,801

Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(3)	270	280,125

Vizient, Inc., 6.25%, 5/15/27(3)	67	72,422

		$2,265,992

Pipelines — 0.9%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24	57	$46,455

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(3)	242	181,500

Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25	193	214,489

Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24	122	140,615

Cheniere Energy Partners, L.P., 4.50%, 10/1/29(3)	371	379,811

Cheniere Energy Partners, L.P., 5.625%, 10/1/26	215	228,169

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(3)	190	191,904

Energy Transfer Operating, L.P., 5.875%, 1/15/24	15	16,668

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(4)(7)	504	469,486

EnLink Midstream, LLC, 5.375%, 6/1/29	166	147,740

Security	Principal Amount* (000’s omitted)	Value

Pipelines (continued)

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(3)	123	$116,563

Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(3)	60	62,775

MPLX, L.P., 6.375%, 5/1/24(3)	105	110,378

NGPL PipeCo, LLC, 4.375%, 8/15/22(3)	50	51,944

Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(3)	143	134,777

Williams Cos., Inc. (The), 5.75%, 6/24/44	85	98,163

		$2,591,437

Real Estate Investment Trusts (REITs) — 0.3%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(3)	287	$300,274

ESH Hospitality, Inc., 4.625%, 10/1/27(3)	225	226,147

ESH Hospitality, Inc., 5.25%, 5/1/25(3)	160	165,400

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(3)	274	286,330

RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	67	68,675

		$1,046,826

Real Estate Management & Development — 0.4%

AT Securities B.V., 5.25% to 7/21/23(4)(6)(7)	1,250	$1,268,714

		$1,268,714

Software — 0.2%

CDK Global, Inc., 5.25%, 5/15/29(3)	96	$102,060

j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(3)	255	271,894

SS&C Technologies, Inc., 5.50%, 9/30/27(3)	95	101,531

		$475,485

Specialty Retail — 0.1%

Entegris, Inc., 4.625%, 2/10/26(3)	77	$79,659

Party City Holdings, Inc., 6.125%, 8/15/23(3)	101	101,757

Party City Holdings, Inc., 6.625%, 8/1/26(3)	58	56,260

		$237,676

Technology Hardware, Storage & Peripherals — 0.2%

Dell International, LLC/EMC Corp., 5.45%, 6/15/23(3)	135	$146,856

Dell International, LLC/EMC Corp., 5.875%, 6/15/21(3)	136	138,262

Dell International, LLC/EMC Corp., 6.02%, 6/15/26(3)	315	359,757

MTS Systems Corp., 5.75%, 8/15/27(3)	77	80,850

		$725,725

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 2.1%

CommScope, Inc., 8.25%, 3/1/27(3)		354	$336,647

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(3)		447	463,763

eircom Finance DAC, 3.50%, 5/15/26(6)	EUR	510	597,426

Hughes Satellite Systems Corp., 5.25%, 8/1/26		145	155,875

Hughes Satellite Systems Corp., 6.625%, 8/1/26		95	103,075

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23		30	28,200

Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(3)		200	206,800

Intelsat Jackson Holdings S.A., 8.50%, 10/15/24(3)		216	218,093

Sable International Finance, Ltd., 5.75%, 9/7/27(3)		200	208,750

Sprint Capital Corp., 6.875%, 11/15/28		556	604,650

Sprint Corp., 7.875%, 9/15/23		1,858	2,055,412

T-Mobile USA, Inc., 4.50%, 2/1/26		155	160,425

T-Mobile USA, Inc., 4.75%, 2/1/28		170	179,775

Telecom Italia SpA, 3.00%, 9/30/25(6)	EUR	520	624,427

Telecom Italia SpA, 5.303%, 5/30/24(3)		337	361,854

ViaSat, Inc., 5.625%, 4/15/27(3)		143	151,001

			$6,456,173

Toys, Games & Hobbies — 0.2%

Mattel, Inc., 6.75%, 12/31/25(3)		478	$501,302

			$501,302

Transportation — 0.3%

CMA CGM S.A., 5.25%, 1/15/25(6)	EUR	127	$96,494

Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(3)		260	265,850

XPO Logistics, Inc., 6.125%, 9/1/23(3)		80	82,600

XPO Logistics, Inc., 6.50%, 6/15/22(3)		375	382,969

			$827,913

Water Utilities — 0.2%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(6)	GBP	475	$577,651

			$577,651

Wireless Telecommunication Services — 0.1%

Sprint Corp., 7.625%, 3/1/26		157	$174,074

			$174,074

Total Corporate Bonds & Notes (identified cost $114,919,990)			$116,606,427

Senior Floating-Rate Loans — 2.0%(11)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.0%(1)

TransDigm, Inc., Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 5/30/25	$131	$130,390

		$130,390

Business Equipment and Services — 0.1%

EIG Investors Corp., Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$421	$400,207

		$400,207

Cable and Satellite Television — 0.1%

CSC Holdings, LLC, Term Loan, 4.33%, (3 mo. USD LIBOR + 2.50%), Maturing 4/15/27	$152	$151,619

		$151,619

Electronics/Electrical — 0.3%

Applied Systems, Inc., Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing 9/19/24	$347	$345,634

Cortes NP Acquisition Corporation, Term Loan, 5.93%, (3 mo. USD LIBOR + 4.00%), Maturing 11/30/23	314	297,461

SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	52	52,191

SS&C Technologies, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	79	78,983

SS&C Technologies, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	290	291,466

		$1,065,735

Financial Intermediaries — 0.1%

Navistar International Corporation, Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$282	$279,164

		$279,164

Food Products — 0.1%

HLF Financing S.a.r.l., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$292	$293,302

		$293,302

Health Care — 0.2%

Envision Healthcare Corporation, Term Loan, Maturing 10/10/25(12)	$189	$153,368

National Mentor Holdings, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	307	307,579

National Mentor Holdings, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	19	19,038

		$479,985

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Home Furnishings — 0.0%(1)

Hillman Group, Inc. (The), Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25	$115	$109,404

		$109,404

Insurance — 0.4%

Asurion, LLC, Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$1,221	$1,229,286

		$1,229,286

Lodging and Casinos — 0.1%

Stars Group Holdings B.V. (The), Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing 7/10/25	$183	$183,867

		$183,867

Radio and Television — 0.1%

iHeartCommunications, Inc., Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing 5/1/26	$28	$28,332

iHeartCommunications, Inc., Term Loan, Maturing 5/1/26(12)	272	179,067

		$207,399

Steel — 0.3%

Big River Steel, LLC, Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$172	$170,911

GrafTech Finance, Inc., Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing 2/12/25	694	667,054

		$837,965

Telecommunications — 0.1%

CenturyLink, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 1/31/25	$311	$308,799

Intelsat Jackson Holdings S.A., Term Loan, 6.63%, Maturing 1/2/24(13)	110	112,860

		$421,659

Utilities — 0.1%

TEX Operations Co., LLC, Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing 8/4/23	$335	$336,748

		$336,748

Total Senior Floating-Rate Loans (identified cost $6,194,709)		$6,126,730

Exchange-Traded Funds — 0.5%
Security	Shares	Value

Equity Funds — 0.5%

First Trust Preferred Securities and Income ETF	70,885	$1,409,194

Total Exchange-Traded Funds (identified cost $1,369,444)		$1,409,194

Miscellaneous — 0.0%
Security	Principal Amount	Value

Telecommunications — 0.0%

Avaya, Inc., Escrow Certificates(2)(14)	$200,000	$0

Total Miscellaneous (identified cost $0)		$0

Warrants — 0.0%(1)
Security	Shares	Value

Media — 0.0%(1)

iHeartMedia, Inc., Class A, Exp. 5/1/39(2)	1,071	$14,860

Total Warrants (identified cost $19,546)		$14,860

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(15)	1,345,311	$1,345,311

Total Short-Term Investments (identified cost $1,345,310)		$1,345,311

Total Investments — 98.8% (identified cost $272,424,644)		$298,267,916

Other Assets, Less Liabilities — 1.2%		$3,751,980

Net Assets — 100.0%		$302,019,896

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $60,105,577 or 19.9% of the Portfolio’s net assets.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)	When-issued security.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $25,447,413 or 8.4% of the Portfolio’s net assets.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)	Issuer is in default with respect to interest and/or principal payments.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(12)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(13)	Fixed-rate loan.

(14)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	59.4%	$177,312,683

United Kingdom	8.8	26,155,210

Japan	4.0	11,907,292

France	3.9	11,510,399

Canada	3.6	10,684,780

Spain	3.1	9,421,101

Luxembourg	2.5	7,498,908

Switzerland	2.1	6,317,533

Netherlands	2.0	5,971,227

Sweden	1.9	5,823,548

Germany	1.7	5,052,721

Denmark	1.0	2,889,952

Belgium	0.8	2,377,663

Taiwan	0.7	2,175,533

United Arab Emirates	0.7	2,166,492

Australia	0.7	2,088,803

Italy	0.7	1,983,410

Ireland	0.6	1,939,818

Hong Kong	0.5	1,512,973

China	0.3	838,598

Zambia	0.2	564,716

New Zealand	0.1	268,576

Mexico	0.1	230,500

Norway	0.1	156,375

Brazil	0.0 (1)	9,911

Exchange-Traded Funds	0.5	1,409,194

Total Investments	100.0%	$298,267,916

(1)	Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $271,079,334)	$296,922,605

Affiliated investment, at value (identified cost, $1,345,310)	1,345,311

Cash	24,025

Foreign currency, at value (identified cost, $748,292)	750,312

Interest and dividends receivable	2,079,849

Dividends receivable from affiliated investment	687

Receivable for investments sold	1,053,872

Tax reclaims receivable	2,143,622

Total assets	$304,320,283

Liabilities

Payable for investments purchased	$1,215,519

Payable for when-issued securities	802,585

Payable to affiliates:

Investment adviser fee	139,659

Trustees’ fees	1,426

Accrued expenses	141,198

Total liabilities	$2,300,387

Net Assets applicable to investors’ interest in Portfolio	$302,019,896

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $1,007,901)	$9,027,735

Interest (net of foreign taxes, $23,922)	7,467,706

Dividends from affiliated investment	87,117

Total investment income	$16,582,558

Expenses

Investment adviser fee	$1,839,059

Trustees’ fees and expenses	16,565

Custodian fee	172,568

Legal and accounting services	59,201

Miscellaneous	44,971

Total expenses	$2,132,364

Net investment income	$14,450,194

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(6,492,579)

Investment transactions — affiliated investment	82

Financial futures contracts	(390,797)

Foreign currency transactions	(87,387)

Net realized loss	$(6,970,681)

Change in unrealized appreciation (depreciation) —

Investments	$25,223,820

Investments — affiliated investment	219

Foreign currency	27,678

Net change in unrealized appreciation (depreciation)	$25,251,717

Net realized and unrealized gain	$18,281,036

Net increase in net assets from operations	$32,731,230

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$14,450,194	$12,297,508

Net realized gain (loss)	(6,970,681)	9,137,041 (1)

Net change in unrealized appreciation (depreciation)	25,251,717	(23,312,588)

Net increase (decrease) in net assets from operations	$32,731,230	$(1,878,039)

Capital transactions —

Contributions	$4,524,358	$11,555,928

Withdrawals	(58,888,266)	(50,914,402)

Portfolio transaction fee	215,407	197,464

Net decrease in net assets from capital transactions	$(54,148,501)	$(39,161,010)

Net decrease in net assets	$(21,417,271)	$(41,039,049)

Net Assets

At beginning of year	$323,437,167	$364,476,216

At end of year	$302,019,896	$323,437,167

(1)	Includes $447,006 of net realized gains from redemptions in-kind.

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,			Period Ended October 31, 2016(1)
Ratios/Supplemental Data	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.70%	0.75%	0.75%	0.80	%(2)

Net investment income	4.72%	3.47%	4.56%	3.75	%(2)

Portfolio Turnover	86%	102%	143%	66	%(3)

Total Return	11.57%	(1.00)%	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$302,020	$323,437	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

36	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 97.9% and 2.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

37

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

J  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The

38

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Prior to May 1, 2019, the fee was computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and was payable monthly. On net assets of $500 million and over, the annual fee was reduced. Effective May 1, 2019, pursuant to a fee reduction agreement between the Portfolio and BMR, the annual investment adviser fee rate on average daily net assets up to $500 million was reduced to 0.55%. The annual fee rate was also reduced on average daily net assets of $500 million and over. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $1,839,059 or 0.60% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp. (EVC), a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $257,133,064 and $295,982,344, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$272,861,167

Gross unrealized appreciation	$32,729,294

Gross unrealized depreciation	(7,322,545)

Net unrealized appreciation	$25,406,749

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2019, there were no obligations outstanding under these financial instruments.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2019, the Portfolio entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

39

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$(390,797)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$8,079,000	$7,969,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $1,345,311, which represents 0.5% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$2,714,915	$106,154,621	$(107,524,526)	$82	$219	$1,345,311	$87,117	1,345,311

40

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$13,110,601	$3,818,433		$—	$16,929,034

Consumer Discretionary	9,061,079	8,342,284		—	17,403,363

Consumer Staples	6,252,103	7,903,989		—	14,156,092

Energy	8,446,909	—		—	8,446,909

Financials	16,489,473	10,789,632		—	27,279,105

Health Care	12,104,516	9,843,886		—	21,948,402

Industrials	10,946,798	13,881,198		—	24,827,996

Information Technology	14,988,485	8,757,154		—	23,745,639

Materials	—	6,202,083		—	6,202,083

Real Estate	3,343,260	—		—	3,343,260

Utilities	4,350,279	1,499,479		—	5,849,758

Total Common Stocks	$99,093,503	$71,038,138	**	$—	$170,131,641

Preferred Stocks

Consumer Staples	$—	$519,330		$—	$519,330

Energy	612,069	—		—	612,069

Financials	297,442	120,978		—	418,420

Real Estate	756,506	—		—	756,506

Utilities	239,314	88,114		—	327,428

Total Preferred Stocks	$1,905,331	$728,422		$—	$2,633,753

Corporate Bonds & Notes	$—	$116,606,427		$—	$116,606,427

Senior Floating-Rate Loans	—	6,126,730		—	6,126,730

Exchange-Traded Funds	1,409,194	—		—	1,409,194

Miscellaneous	—	—		0	0

Warrants	—	14,860		—	14,860

Short-Term Investments	—	1,345,311		—	1,345,311

Total Investments	$102,408,028	$195,859,888		$0	$298,267,916

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

41

Global Income Builder Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the three years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

42

Eaton Vance

Global Income Builder Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

43

Eaton Vance

Global Income Builder Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

44

Eaton Vance

Global Income Builder Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.19

Eaton Vance

Global Macro Absolute Return Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 70

Federal Tax Information	20

Management and Organization	71

Important Notices	73

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generally delivered strong performance during the 12 months ended October 31, 2019. Although stocks were volatile early in the period, major U.S. and international equity indexes finished the fiscal year with strong gains. Returns were also positive across investment-grade and higher yielding sectors of the fixed-income market, driven by a global trend of declining interest rates. Credit spreads generally narrowed on U.S. investment-grade corporate bonds and emerging market debt but widened on U.S. high yield securities.

Gold rose sharply during the year, while oil ended the period lower, as oil-price gains in the first 10 months of 2019 were not strong enough to offset steep losses in late 2018. The decline in oil prices contributed to a modest loss in the broad commodity market for the period. The U.S. dollar was essentially flat against a basket of foreign currencies, as measured by the ICE U.S. Dollar Index2.

The year was characterized by slowing global economic growth and escalation in the U.S.-China trade conflict. In response, major central banks shifted toward more accommodative policies to bolster their respective economies. After raising interest rates in December 2018, the U.S. Federal Reserve lowered rates three times from July through October 2019 and stopped reducing the size of its balance sheet. Many foreign central banks joined the Fed in cutting rates, including the European Central Bank, which also announced plans to restart bond purchases. Chinese authorities held interest rates steady but trimmed bank reserve requirements.

Global macroeconomic conditions were generally supportive of emerging markets during the period. As U.S. interest rates declined and as rates in several developed non-U.S. markets fell further into negative territory, emerging market yields became more attractive. In addition, although the global economy slowed, growth remained positive. Improving fundamentals in a number of emerging market countries contributed to the favorable backdrop.

Fund Performance

For its fiscal year ended October 31, 2019, Eaton Vance Global Macro Absolute Return Fund (the Fund) returned 6.14% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index), which returned 2.40% for the year.

The Fund’s currency and interest rate exposures made the largest contributions to returns. Allocations to corporate credit, sovereign credit, and commodities also positively impacted results. The Fund’s limited exposure to equities was a detractor.

By region, Eastern Europe was the top contributor to results. Long8 positions in Ukrainian sovereign credit and local currency bonds performed especially well, lifted by optimism that the country’s newly elected president would curb corruption and liberalize the economy. A long Serbian local bond position was another strong contributor. Serbia’s economy grew at a solid pace, and the government made progress on structural reforms that are reducing public debt and attracting foreign investment.

Investments in both Asia and the Middle East and Africa (MEA) region added value for the period. In the MEA region, the standout contributors were long positions in the Egyptian pound and Nigerian naira. These holdings benefited from the attractive yields on short-term instruments denominated in the pound and naira. In Asia, a long local bond position in Indonesia, a major oil importer, strengthened in response to oil-price weakness and the re-election of Indonesia’s president, a champion of market-friendly policies.

The Dollar Bloc (Canada, New Zealand and Australia) made a modest contribution to return due to exposure to New Zealand interest rates. Results in Western Europe were essentially flat.

Latin American investments registered a loss for the fiscal year, driven by a long position in Argentine sovereign credit, which weakened as political uncertainty increased. In a mid-August primary, the country’s market-friendly president captured an unexpectedly low percentage of the vote, indicating he would likely lose re-election in October. Fund management had been trimming the position ahead of the primary and then closed it shortly thereafter, as uncertainty about the direction of future government policy heightened significantly. Long currency positions in Colombia and Brazil also detracted from returns over the period.

In addition to the long exposure to Argentine sovereign credit, the following positions were no longer in the Fund by period-end: long Ukrainian sovereign credit, long Indonesian local bond, and long Colombian peso.

The Fund utilizes derivatives extensively to both hedge select, undesired risk exposures as well as gain select, desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly detracted from returns versus the Index. Interest rate swaps used primarily to hedge the interest rate risk of certain bonds, and thereby limiting the Fund’s exposure to changes in interest rates, detracted from performance. Credit default swaps utilized to gain short9 exposure to certain sovereign credits — which also acted as hedges to other exposures in certain cases — were also a detractor from performance with those in Malaysia, Russia and South Africa most notable. Currency forwards utilized to gain both long and short exposure to select currencies around the world contributed to performance for the fiscal year with short exposures gained to the Korean won, euro, and New Zealand dollar the most notable.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	6.14%	2.53%	2.29%
Class A with 4.75% Maximum Sales Charge	—	—	1.08	1.53	1.79
Class C at NAV	10/01/2009	10/31/1997	5.39	1.83	1.58
Class C with 1% Maximum Sales Charge	—	—	4.39	1.83	1.58
Class I at NAV	06/27/2007	10/31/1997	6.34	2.83	2.60
Class R at NAV	04/08/2010	10/31/1997	5.80	2.32	2.09
Class R6 at NAV	05/31/2017	10/31/1997	6.53	2.86	2.62
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	2.40%	1.02%	0.56%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	1.08%	1.78%	0.78%	1.28%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$11,703	N.A.
Class I	$250,000	10/31/2009	$323,222	N.A.
Class R	$10,000	10/31/2009	$12,295	N.A.
Class R6	$1,000,000	10/31/2009	$1,294,763	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Ukraine	9.0%	Sweden	1.0%

Serbia	7.7	India	1.0

Egypt	7.2	Other	1.7	*

Dominican Republic	6.2	Russia	–2.0

Chile	5.2	New Zealand	–2.5

Iceland	5.2	South Korea	–2.6

Australia	2.9	South Africa	–2.9

Norway	2.7	Chile	–5.2

Japan	2.6	Oman	–5.3

Brazil	2.1	United Arab Emirates	–10.6

Canada	1.6	Euro	–21.5

Sri Lanka	1.5	Total Long	62.3

Pakistan	1.2	Total Short	–55.0

Philippines	1.1	Total Net	7.3

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE U.S. Dollar Index is a geometrically-averaged calculation of six currencies weighted against the U.S. dollar. ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,041.30	$5.30	1.03%
Class C	$1,000.00	$1,037.60	$8.89	1.73%
Class I	$1,000.00	$1,043.00	$3.76	0.73%
Class R	$1,000.00	$1,039.10	$6.48	1.26%
Class R6	$1,000.00	$1,043.30	$3.40	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.24	1.03%
Class C	$1,000.00	$1,016.50	$8.79	1.73%
Class I	$1,000.00	$1,021.50	$3.72	0.73%
Class R	$1,000.00	$1,018.90	$6.41	1.26%
Class R6	$1,000.00	$1,021.90	$3.36	0.66%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Global Macro Portfolio, at value (identified cost, $3,563,354,988)	$3,559,726,766

Receivable for Fund shares sold	4,943,689

Total assets	$3,564,670,455

Liabilities

Payable for Fund shares redeemed	$6,052,054

Payable to affiliates:

Distribution and service fees	185,250

Trustees’ fees	43

Accrued expenses	621,580

Total liabilities	$6,858,927

Net Assets	$3,557,811,528

Sources of Net Assets

Paid-in capital	$4,065,941,490

Accumulated loss	(508,129,962)

Total	$3,557,811,528

Class A Shares

Net Assets	$366,740,367

Shares Outstanding	41,977,138

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.74

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.18

Class C Shares

Net Assets	$106,290,511

Shares Outstanding	12,121,570

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.77

Class I Shares

Net Assets	$2,859,484,398

Shares Outstanding	327,959,993

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.72

Class R Shares

Net Assets	$860,579

Shares Outstanding	98,319

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.75

Class R6 Shares

Net Assets	$224,435,673

Shares Outstanding	25,754,167

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.71
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest allocated from Portfolio (net of foreign taxes, $8,320,130)	$231,537,630

Dividends allocated from Portfolio (net of foreign taxes, $387,669)	8,488,266

Expenses, excluding interest expense, allocated from Portfolio	(25,355,175)

Interest expense allocated from Portfolio	(311,855)

Total investment income from Portfolio	$214,358,866

Expenses

Distribution and service fees

Class A	$946,595

Class C	1,391,075

Class R	4,674

Trustees’ fees and expenses	500

Custodian fee	68,300

Transfer and dividend disbursing agent fees	2,997,767

Legal and accounting services	89,148

Printing and postage	547,654

Registration fees	181,282

Miscellaneous	52,684

Total expenses	$6,279,679

Net investment income	$208,079,187

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $712,647)	$(37,789,637)

Written options	349,075

Futures contracts	(24,990,945)

Swap contracts	(95,594,978)

Foreign currency transactions	(490,209)

Forward foreign currency exchange contracts	42,321,615

Net realized loss	$(116,195,079)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $127,066)	$196,534,938

Written options	11,003

Futures contracts	(550,397)

Swap contracts	(38,438,984)

Foreign currency	476,864

Forward foreign currency exchange contracts	(16,255,477)

Net change in unrealized appreciation (depreciation)	$141,777,947

Net realized and unrealized gain	$25,582,868

Net increase in net assets from operations	$233,662,055

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$208,079,187	$241,515,348

Net realized loss	(116,195,079)	(107,994,975)

Net change in unrealized appreciation (depreciation)	141,777,947	(275,558,870)

Net increase (decrease) in net assets from operations	$233,662,055	$(142,038,497)

Distributions to shareholders —

Class A	$(13,472,803)	$(3,229,060)

Class C	(4,680,061)	(1,550,227)

Class I	(148,262,513)	(50,031,740)

Class R	(37,287)	(14,815)

Class R6	(6,639,389)	(898,432)

Total distributions to shareholders	$(173,092,053)	$(55,724,274)

Tax return of capital to shareholders —

Class A	$—	$(7,492,425)

Class C	—	(3,511,411)

Class I	—	(113,124,415)

Class R	—	(29,859)

Class R6	—	(3,944,356)

Total tax return of capital to shareholders	$—	$(128,102,466)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$238,658,629	$141,445,460

Class C	6,749,097	29,159,918

Class I	1,318,653,109	2,075,367,727

Class R	78,954	721,206

Class R6	173,268,558	204,935,611

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	13,089,995	10,268,270

Class C	4,166,008	4,551,002

Class I	106,037,056	115,596,310

Class R	37,287	44,674

Class R6	5,037,991	4,418,674

Cost of shares redeemed

Class A	(183,972,463)	(183,276,526)

Class C	(76,067,305)	(59,819,920)

Class I	(2,853,775,002)	(2,581,472,104)

Class R	(305,596)	(1,351,353)

Class R6	(108,983,142)	(60,001,721)

Net asset value of shares converted

Class A	8,945,698	—

Class C	(8,945,698)	—

Net decrease in net assets from Fund share transactions	$(1,357,326,824)	$(299,412,772)

Net decrease in net assets	$(1,296,756,822)	$(625,278,009)

Net Assets

At beginning of year	$4,854,568,350	$5,479,846,359

At end of year	$3,557,811,528	$4,854,568,350

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.590		$9.140		$9.110		$9.160		$9.370

Income (Loss) From Operations

Net investment income(1)	$0.438		$0.383		$0.344		$0.375		$0.372

Net realized and unrealized gain (loss)	0.078		(0.647)		(0.029)		0.035		(0.224)

Total income (loss) from operations	$0.516		$(0.264)		$0.315		$0.410		$0.148

Less Distributions

From net investment income	$(0.366)		$(0.087)		$(0.285)		$(0.337)		$(0.358)

Tax return of capital	—		(0.199)		—		(0.123)		—

Total distributions	$(0.366)		$(0.286)		$(0.285)		$(0.460)		$(0.358)

Net asset value — End of year	$8.740		$8.590		$9.140		$9.110		$9.160

Total Return(2)	6.14%		(2.97)%		3.52%		4.62	%(3)	1.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$366,740		$284,958		$336,889		$476,495		$553,640

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.04	%(6)	1.08	%(7)	1.04	%(7)	1.06	%(7)	1.07	%(7)

Net investment income	5.06%		4.26%		3.77%		4.15%		3.98%

Portfolio Turnover of the Portfolio	61%		78%		74%		65%		66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(7)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03% and 0.03% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.620		$9.170		$9.140		$9.180		$9.390

Income (Loss) From Operations

Net investment income(1)	$0.374		$0.321		$0.280		$0.313		$0.307

Net realized and unrealized gain (loss)	0.082		(0.647)		(0.028)		0.036		(0.231)

Total income (loss) from operations	$0.456		$(0.326)		$0.252		$0.349		$0.076

Less Distributions

From net investment income	$(0.306)		$(0.068)		$(0.222)		$(0.291)		$(0.286)

Tax return of capital	—		(0.156)		—		(0.098)		—

Total distributions	$(0.306)		$(0.224)		$(0.222)		$(0.389)		$(0.286)

Net asset value — End of year	$8.770		$8.620		$9.170		$9.140		$9.180

Total Return(2)	5.39%		(3.63)%		2.80%		3.91	%(3)	0.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$106,291		$178,033		$216,384		$257,491		$302,451

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.76	%(6)	1.78	%(7)	1.74	%(7)	1.76	%(7)	1.77	%(7)

Net investment income	4.31%		3.56%		3.06%		3.44%		3.28%

Portfolio Turnover of the Portfolio	61%		78%		74%		65%		66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(7)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03% and 0.03% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.580		$9.120		$9.090		$9.140		$9.360

Income (Loss) From Operations

Net investment income(1)	$0.458		$0.408		$0.369		$0.401		$0.399

Net realized and unrealized gain (loss)	0.074		(0.636)		(0.027)		0.039		(0.231)

Total income (loss) from operations	$0.532		$(0.228)		$0.342		$0.440		$0.168

Less Distributions

From net investment income	$(0.392)		$(0.095)		$(0.312)		$(0.356)		$(0.388)

Tax return of capital	—		(0.217)		—		(0.134)		—

Total distributions	$(0.392)		$(0.312)		$(0.312)		$(0.490)		$(0.388)

Net asset value — End of year	$8.720		$8.580		$9.120		$9.090		$9.140

Total Return(2)	6.34%		(2.58)%		3.83%		4.98	%(3)	1.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,859,484		$4,237,027		$4,910,029		$4,685,999		$3,449,243

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.75	%(6)	0.78	%(7)	0.74	%(7)	0.76	%(7)	0.77	%(7)

Net investment income	5.31%		4.56%		4.06%		4.43%		4.28%

Portfolio Turnover of the Portfolio	61%		78%		74%		65%		66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(7)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03% and 0.03% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.610		$9.150		$9.120		$9.170		$9.380

Income (Loss) From Operations

Net investment income(1)	$0.417		$0.369		$0.325		$0.358		$0.353

Net realized and unrealized gain (loss)	0.073		(0.641)		(0.027)		0.032		(0.225)

Total income (loss) from operations	$0.490		$(0.272)		$0.298		$0.390		$0.128

Less Distributions

From net investment income	$(0.350)		$(0.081)		$(0.268)		$(0.324)		$(0.338)

Tax return of capital	—		(0.187)		—		(0.116)		—

Total distributions	$(0.350)		$(0.268)		$(0.268)		$(0.440)		$(0.338)

Net asset value — End of year	$8.750		$8.610		$9.150		$9.120		$9.170

Total Return(2)	5.80%		(3.04)%		3.31%		4.39	%(3)	1.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$861		$1,034		$1,703		$815		$903

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.26	%(6)	1.28	%(7)	1.23	%(7)	1.26	%(7)	1.27	%(7)

Net investment income	4.82%		4.09%		3.56%		3.94%		3.77%

Portfolio Turnover of the Portfolio	61%		78%		74%		65%		66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(7)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03% and 0.03% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Financial Highlights — continued

	Class R6

	Year Ended October 31,				Period Ended October 31, 2017(1)
	2019		2018

Net asset value — Beginning of period	$8.570		$9.120		$9.120

Income (Loss) From Operations

Net investment income(2)	$0.464		$0.405		$0.163

Net realized and unrealized gain (loss)	0.073		(0.638)		(0.031)

Total income (loss) from operations	$0.537		$(0.233)		$0.132

Less Distributions

From net investment income	$(0.397)		$(0.096)		$(0.132)

Tax return of capital	—		(0.221)		—

Total distributions	$(0.397)		$(0.317)		$(0.132)

Net asset value — End of period	$8.710		$8.570		$9.120

Total Return(3)	6.53%		(2.63)%		1.46	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$224,436		$153,516		$14,841

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.69	%(6)	0.72	%(7)	0.68	%(7)(8)

Net investment income	5.37%		4.54%		4.23	%(8)

Portfolio Turnover of the Portfolio	61%		78%		74	%(9)

(1)	For the period from commencement of operations, May 31, 2017, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(7)	Includes interest expense, including on securities sold short, of 0.04% and 0.03% for the year ended October 31, 2018 and the period ended October 31, 2017, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Notes to Financial Statements — continued

which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$173,092,053	$55,724,274

Tax return of capital	$—	$128,102,446

During the year ended October 31, 2019, accumulated loss was increased by $8,486,098 and paid-in capital was increased by $8,486,098 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$25,486,960

Deferred capital losses	$(417,144,793)

Net unrealized depreciation	$(116,472,129)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $417,144,793 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $94,878,006 are short-term and $322,266,787 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $407,742 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,187 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $946,595 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $1,043,306 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2019, the Fund paid or accrued to EVD $2,337 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $347,769 and $2,337 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $15,000 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $146,704,921 and $1,691,418,693, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	27,610,532	15,687,479

Issued to shareholders electing to receive payments of distributions in Fund shares	1,511,518	1,148,302

Redemptions	(21,340,044)	(20,543,478)

Converted from Class C shares	1,034,404	—

Net increase (decrease)	8,816,410	(3,707,697)

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2019	2018

Sales	778,714	3,204,077

Issued to shareholders electing to receive payments of distributions in Fund shares	480,705	507,416

Redemptions	(8,752,716)	(6,663,973)

Converted to Class A shares	(1,031,188)	—

Net decrease	(8,524,485)	(2,952,480)

	Year Ended October 31,
Class I	2019	2018

Sales	153,499,227	230,955,739

Issued to shareholders electing to receive payments of distributions in Fund shares	12,300,814	12,962,696

Redemptions	(331,928,868)	(288,298,066)

Net decrease	(166,128,827)	(44,379,631)

	Year Ended October 31,
Class R	2019	2018

Sales	9,106	80,145

Issued to shareholders electing to receive payments of distributions in Fund shares	4,306	4,975

Redemptions	(35,243)	(151,012)

Net decrease	(21,831)	(65,892)

	Year Ended October 31,
Class R6	2019	2018

Sales	19,915,857	22,550,468

Issued to shareholders electing to receive payments of distributions in Fund shares	583,708	497,313

Redemptions	(12,653,133)	(6,768,240)

Net increase	7,846,432	16,279,541

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $2,076,333, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2019, the Fund paid foreign taxes of $9,420,446 and recognized foreign source income of $217,408,461.

20

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments

Foreign Government Bonds — 51.2%
Security		Principal Amount (000’s omitted)	Value

Albania — 0.0%(1)

Republic of Albania, 5.75%, 11/12/20(2)	EUR	1,000	$1,180,824

Total Albania			$1,180,824

Angola — 0.2%

Republic of Angola, 8.25%, 5/9/28(2)	USD	5,770	$6,041,392

Total Angola			$6,041,392

Argentina — 0.1%

Republic of Argentina, 4.50%, 2/13/20	USD	8,195	$2,207,114

Total Argentina			$2,207,114

Australia — 2.1%

Australia Government Bond, 0.75%, 11/21/27(2)(3)	AUD	33,222	$24,841,418

Australia Government Bond, 2.50%, 9/20/30(2)(3)	AUD	56,785	50,796,135

Total Australia			$75,637,553

Barbados — 0.7%

Government of Barbados, 6.625%, 12/5/35(2)(4)	USD	32,126	$23,040,767

Government of Barbados, 7.00%, 8/4/22(2)(4)	USD	2,475	1,798,583

Total Barbados			$24,839,350

Benin — 1.0%

Benin Government International Bond, 5.75%, 3/26/26(2)	EUR	31,650	$36,446,460

Total Benin			$36,446,460

China — 0.0%(1)

China Government Bond, 3.40%, 2/9/27	CNY	10,000	$1,436,513

Total China			$1,436,513

Costa Rica — 0.1%

Titulo Propiedad UD, 1.00%, 1/12/22(3)	CRC	1,682,013	$2,389,245

Total Costa Rica			$2,389,245

Dominican Republic — 6.1%

Dominican Republic, 8.90%, 2/15/23(2)	DOP	2,135,700	$40,499,440

Dominican Republic, 10.375%, 3/4/22(2)	DOP	811,400	15,828,523

Dominican Republic, 10.375%, 3/6/26(2)	DOP	913,000	17,544,779

Dominican Republic, 10.50%, 4/7/23(2)	DOP	5,308,800	102,805,349

Dominican Republic, 11.00%, 11/6/26(2)	DOP	263,800	5,268,107

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)

Dominican Republic, 11.00%, 12/4/26(2)	DOP	278,300	$5,518,203

Dominican Republic, 11.375%, 7/6/29(2)	DOP	1,282,000	25,370,054

Dominican Republic, 15.95%, 6/4/21(2)	DOP	114,300	2,385,712

Dominican Republic, 16.95%, 2/4/22(2)	DOP	68,800	1,499,960

Total Dominican Republic			$216,720,127

Egypt — 4.0%

Arab Republic of Egypt, 4.75%, 4/11/25(2)	EUR	9,369	$10,842,228

Arab Republic of Egypt, 5.625%, 4/16/30(2)	EUR	1,025	1,149,411

Arab Republic of Egypt, 6.375%, 4/11/31(2)	EUR	38,240	44,445,652

Arab Republic of Egypt, 8.50%, 1/31/47(2)	USD	8,011	8,454,617

Arab Republic of Egypt, 8.70%, 3/1/49(2)	USD	20,913	22,470,705

Egypt Government Bond, 14.40%, 9/10/29	EGP	65,015	4,109,314

Egypt Government Bond, 15.60%, 8/6/26	EGP	615,363	40,674,783

Egypt Government Bond, 16.10%, 5/7/29	EGP	137,650	9,505,410

Total Egypt			$141,652,120

El Salvador — 2.7%

Republic of El Salvador, 5.875%, 1/30/25(2)	USD	973	$1,011,930

Republic of El Salvador, 6.375%, 1/18/27(2)	USD	8,993	9,453,981

Republic of El Salvador, 7.125%, 1/20/50(2)	USD	13,474	13,719,900

Republic of El Salvador, 7.375%, 12/1/19(2)	USD	16,930	16,951,332

Republic of El Salvador, 7.65%, 6/15/35(2)	USD	4,659	5,090,004

Republic of El Salvador, 7.75%, 1/24/23(2)	USD	12,746	13,972,930

Republic of El Salvador, 8.25%, 4/10/32(2)	USD	3,867	4,466,424

Republic of El Salvador, 8.625%, 2/28/29(2)	USD	25,604	30,437,011

Total El Salvador			$95,103,512

Fiji — 1.5%

Republic of Fiji, 6.625%, 10/2/20(2)	USD	53,368	$53,501,420

Total Fiji			$53,501,420

Georgia — 0.2%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	18,240	$5,707,245

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	4,385	1,458,186

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	2,898	929,114

Total Georgia			$8,094,545

Iceland — 2.7%

Republic of Iceland, 5.00%, 11/15/28	ISK	4,227,588	$38,390,714

Republic of Iceland, 6.50%, 1/24/31	ISK	3,916,153	40,741,215

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Iceland (continued)

Republic of Iceland, 7.25%, 10/26/22	ISK	447,500	$4,025,256

Republic of Iceland, 8.00%, 6/12/25	ISK	1,165,417	11,677,702

Total Iceland			$94,834,887

Jordan — 0.0%(1)

Jordan Government International Bond, 7.375%, 10/10/47(2)	USD	210	$222,148

Total Jordan			$222,148

Montenegro — 0.1%

Montenegro Government International Bond, 3.375%, 4/21/25(2)	EUR	1,000	$1,193,690

Montenegro Government International Bond, 5.75%, 3/10/21(2)	EUR	1,104	1,320,101

Total Montenegro			$2,513,791

New Zealand — 4.4%

New Zealand Government Bond, 2.00%, 9/20/25(2)(3)	NZD	90,802	$65,184,032

New Zealand Government Bond, 2.50%, 9/20/35(2)(3)	NZD	40,976	34,793,900

New Zealand Government Bond, 3.00%, 9/20/30(2)(3)	NZD	66,112	55,215,393

Total New Zealand			$155,193,325

Nigeria — 0.5%

Republic of Nigeria, 7.875%, 2/16/32(2)	USD	7,811	$8,082,112

Republic of Nigeria, 8.747%, 1/21/31(2)	USD	8,758	9,667,256

Total Nigeria			$17,749,368

Philippines — 1.1%

Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	$39,376,801

Total Philippines			$39,376,801

Rwanda — 0.3%

Republic of Rwanda, 6.625%, 5/2/23(2)	USD	11,193	$11,928,268

Total Rwanda			$11,928,268

Serbia — 9.1%

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	2,630,080	$27,255,715

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	18,371,480	196,045,380

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	7,189,920	80,544,853

Serbia Treasury Bond, 10.00%, 2/5/22	RSD	1,710,860	19,102,625

Serbia Treasury Bond, 10.00%, 10/23/24	RSD	230,000	2,933,945

Total Serbia			$325,882,518

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 1.7%

Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	282,000	$1,586,092

Sri Lanka Government Bond, 10.00%, 3/15/23	LKR	106,000	591,774

Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	1,991,100	11,023,082

Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	1,660,000	9,461,724

Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	218,000	1,242,893

Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	2,095,750	11,953,143

Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	1,035,380	5,966,047

Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	971,000	5,585,642

Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	96,000	559,156

Sri Lanka Government International Bond, 6.75%, 4/18/28(2)	USD	4,600	4,507,124

Sri Lanka Government International Bond, 7.55%, 3/28/30(2)	USD	9,710	9,821,082

Total Sri Lanka			$62,297,759

Tanzania — 0.7%

United Republic of Tanzania, 7.989%, (6 mo. USD LIBOR + 6.00%), 3/9/20(2)(5)	USD	23,001	$23,405,124

Total Tanzania			$23,405,124

Thailand — 2.4%

Thailand Government Bond, 1.25%, 3/12/28(2)(3)	THB	2,480,895	$80,121,876

Thailand Government Bond, 2.875%, 6/17/46	THB	112,400	4,597,545

Total Thailand			$84,719,421

Ukraine — 9.5%

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(2)(6)(7)	USD	47,964	$45,201,274

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	1,148,193	40,469,086

Ukraine Government International Bond, 15.70%, 1/20/21	UAH	354,530	14,340,440

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	4,570,194	199,465,401

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	138,200	5,808,414

Ukraine Government International Bond, 17.25%, 1/5/22	UAH	39,000	1,633,132

Ukraine Government International Bond, 18.00%, 3/24/21	UAH	776,650	32,397,400

Total Ukraine			$339,315,147

Total Foreign Government Bonds (identified cost $1,731,109,852)			$1,822,688,732

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Foreign Corporate Bonds — 3.4%
Security		Principal Amount (000’s omitted)	Value

Bulgaria — 0.3%

Eurohold Bulgaria AD, 6.50%, 12/7/22(2)	EUR	9,200	$10,231,514

Total Bulgaria			$10,231,514

Georgia — 0.3%

Silknet JSC, 11.00%, 4/2/24(2)	USD	5,761	$6,340,038

TBC Bank JSC, 5.75%, 6/19/24(2)	USD	2,772	2,830,905

Total Georgia			$9,170,943

Iceland — 1.2%

Arion Banki HF, 6.00%, 4/12/24(2)	ISK	1,240,000	$10,914,964

Arion Banki HF, 6.50%, 9/2/22(2)	ISK	280,000	2,427,360

Heimavellir HF, 7.91%, 4/25/23(8)	ISK	1,036,833	8,847,671

Islandsbanki HF, 6.40%, 10/26/23	ISK	880,000	7,773,641

Landsbankinn HF, 5.00%, 11/23/23(2)	ISK	1,660,000	13,962,473

WOW Air HF, 0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(4)(5)	EUR	3,600	401,548

WOW Air HF, 0.00% (4)(9)	EUR	79	8,834

Total Iceland			$44,336,491

India — 0.9%

Export-Import Bank of India, 3.375%, 8/5/26(2)	USD	5,000	$5,131,397

Export-Import Bank of India, 3.875%, 3/12/24(2)	USD	5,000	5,219,676

Export-Import Bank of India, 3.875%, 2/1/28(2)	USD	20,200	21,365,039

Reliance Communications, Ltd., 6.50%, 11/6/20(2)	USD	1,800	261,000

Total India			$31,977,112

Indonesia — 0.0%(1)

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(2)	IDR	18,080,000	$1,271,798

Total Indonesia			$1,271,798

Ireland — 0.3%

Aragvi Finance International DAC, 12.00%, 4/9/24(2)	USD	8,727	$9,076,080

Total Ireland			$9,076,080

Mexico — 0.0%(1)

Grupo Kaltex SA de CV, 8.875%, 4/11/22(2)	USD	1,427	$1,220,099

Total Mexico			$1,220,099

Security		Principal Amount (000’s omitted)	Value

Mongolia — 0.1%

Trade and Development Bank of Mongolia, LLC, 9.375%, 5/19/20(2)	USD	4,990	$5,122,235

Total Mongolia			$5,122,235

Netherlands — 0.1%

Braskem Netherlands Finance BV, 5.875%, 1/31/50(2)	USD	2,710	$2,700,298

Total Netherlands			$2,700,298

Saint Lucia — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(2)	USD	2,870	$2,733,675

Total Saint Lucia			$2,733,675

Spain — 0.1%

Atento Luxco 1 SA, 6.125%, 8/10/22(2)	USD	4,000	$4,090,000

Total Spain			$4,090,000

Total Foreign Corporate Bonds (identified cost $126,762,916)			$121,930,245

Senior Floating-Rate Loans — 0.1%(10)
Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Financial Services — 0.1%

Yapi ve Kredi Bankasi AS, Term Loan, 2.15%, (3 mo. EURIBOR + 2.15%), Maturing November 1, 2019(5)(8)	EUR	2,600	$2,900,719

Total Financial Services			$2,900,719

Total Senior Floating-Rate Loans (identified cost $2,945,436)			$2,900,719

Sovereign Loans — 3.5%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.5%

Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(4)		$25,760	$17,910,928

Total Barbados			$17,910,928

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.2%

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.94%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(5)(11)		$6,933	$6,929,423

Total Ethiopia			$6,929,423

Kenya — 0.6%

Government of Kenya, Term Loan, 8.63%, (6 mo. USD LIBOR + 6.70%), Maturing October 24, 2024(5)		$2,904	$2,950,511

Government of Kenya, Term Loan, 8.65%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(5)		17,415	17,726,694

Total Kenya			$20,677,205

Macedonia — 0.3%

Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing December 16, 2022(5)(11)	EUR	9,350	$10,547,975

Total Macedonia			$10,547,975

Nigeria — 0.5%

Bank of Industry Limited, Term Loan, 7.98%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(5)(11)		$18,285	$18,193,776

Total Nigeria			$18,193,776

Tanzania — 1.4%

Government of the United Republic of Tanzania, Term Loan, 7.42%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(5)		$50,691	$51,831,580

Total Tanzania			$51,831,580

Total Sovereign Loans (identified cost $131,806,872)			$126,090,887

Credit Linked Notes — 0.0%(1)
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(1)

Desarrolladora Energética SA (Deutsche Bank AG), 9.50%, 7/27/20(7)(8)(12)		$1,825	$1,614,271

Total Argentina			$1,614,271

Total Credit Linked Notes (identified cost $1,832,240)			$1,614,271

Debt Obligations — United States — 6.4%

Asset-Backed Securities — 0.9%
Security	Principal Amount	Value

Invitation Homes Trust

Series 2018-SFR3, Class E, 3.889%, (1 mo. USD LIBOR + 2.00%), 7/17/37(5)(7)	$13,000,000	$13,028,732

Pnmac Gmsr Issuer Trust

Series 2018-GT1, Class A, 4.673%, (1 mo. USD LIBOR + 2.85%), 2/25/23(5)(7)	9,000,000	9,064,377

Series 2018-GT2, Class A, 4.473%, (1 mo. USD LIBOR + 2.65%), 8/25/25(5)(7)	8,064,000	8,100,648

Total Asset-Backed Securities (identified cost $30,064,000)		$30,193,757

Collateralized Mortgage Obligations — 1.9%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 4, Class D, 8.00%, 12/25/22	$30,717	$32,617

Series 1548, Class Z, 7.00%, 7/15/23	39,174	41,930

Series 1650, Class K, 6.50%, 1/15/24	219,108	234,846

Series 1817, Class Z, 6.50%, 2/15/26	40,536	44,266

Series 1927, Class ZA, 6.50%, 1/15/27	138,361	151,988

Series 2344, Class ZD, 6.50%, 8/15/31	383,283	438,814

Series 2458, Class ZB, 7.00%, 6/15/32	727,283	852,144

Interest Only:(13)

Series 362, Class C6, 3.50%, 12/15/47	16,619,672	2,156,225

Series 4791, Class JI, 4.00%, 5/15/48	28,816,055	3,930,655

		$7,883,485

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2017-DNA3, Class M2, 4.323%, (1 mo. USD LIBOR + 2.50%), 3/25/30(5)	$4,506,486	$4,600,522

		$4,600,522

Federal National Mortgage Association:

Series G48, Class Z, 7.10%, 12/25/21	$103,587	$107,652

Series G92-60, Class Z, 7.00%, 10/25/22	156,119	163,741

Series G93-1, Class K, 6.675%, 1/25/23	157,501	164,086

Series G94-7, Class PJ, 7.50%, 5/17/24	206,944	223,899

Series 1992-180, Class F, 2.973%, (1 mo. USD LIBOR + 1.15%), 10/25/22(5)	131,513	132,397

Series 1993-16, Class Z, 7.50%, 2/25/23	122,471	130,637

Series 1993-79, Class PL, 7.00%, 6/25/23	77,870	83,185

Series 1993-104, Class ZB, 6.50%, 7/25/23	31,388	33,371

Series 1993-121, Class Z, 7.00%, 7/25/23	487,178	520,170

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Series 1993-141, Class Z, 7.00%, 8/25/23	$105,135	$112,595

Series 1994-42, Class ZQ, 7.00%, 4/25/24	713,710	769,906

Series 1994-79, Class Z, 7.00%, 4/25/24	138,023	148,577

Series 1994-89, Class ZQ, 8.00%, 7/25/24	121,879	134,289

Series 1996-35, Class Z, 7.00%, 7/25/26	38,008	42,144

Series 1998-16, Class H, 7.00%, 4/18/28	163,057	185,118

Series 1998-44, Class ZA, 6.50%, 7/20/28	282,249	311,667

Series 1999-25, Class Z, 6.00%, 6/25/29	280,560	313,244

Series 2000-2, Class ZE, 7.50%, 2/25/30	70,886	80,940

Series 2000-49, Class A, 8.00%, 3/18/27	212,639	238,604

Series 2001-31, Class ZA, 6.00%, 7/25/31	2,281,585	2,546,471

Series 2001-74, Class QE, 6.00%, 12/25/31	589,678	666,340

Series 2009-48, Class WA, 5.838%, 7/25/39(14)	2,939,636	3,185,788

Series 2011-38, Class SA, 8.032%, (13.50% - 1 mo. USD LIBOR x 3), 5/25/41(15)	3,901,841	5,057,352

Interest Only:(13)

Series 424, Class C8, 3.50%, 2/25/48	23,542,914	3,436,693

Series 2018-21, Class IO, 3.00%, 4/25/48	24,623,620	3,242,003

Series 2018-58, Class BI, 4.00%, 8/25/48	3,960,015	526,028

		$22,556,897

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2017-C06, Class 1M2, 4.473%, (1 mo. USD LIBOR + 2.65%), 2/25/30(5)	$13,132,047	$13,424,766

Series 2017-C07, Class 1M2, 4.223%, (1 mo. USD LIBOR + 2.40%), 5/25/30(5)	5,000,000	5,069,168

Series 2017-C07, Class 1M2C, 4.223%, (1 mo. USD LIBOR + 2.40%), 5/25/30(5)	3,942,383	3,959,925

Series 2018-C01, Class 1M2, 4.073%, (1 mo. USD LIBOR + 2.25%), 7/25/30(5)	5,000,000	5,049,619

Series 2018-C03, Class 1M2, 3.973%, (1 mo. USD LIBOR + 2.15%), 10/25/30(5)	5,500,000	5,529,873

		$33,033,351

Government National Mortgage Association:

Series 2001-35, Class K, 6.45%, 10/26/23	$46,440	$49,349

		$49,349

Total Collateralized Mortgage Obligations (identified cost $75,485,188)		$68,123,604

Mortgage Pass-Throughs — 2.7%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.875%, (COF + 1.25%), with maturity at 2035(16)	$1,409,868	$1,424,766

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)

3.439%, (COF + 2.39%), with maturity at 2023(16)	$19,423	$19,501

4.151%, (COF + 1.25%), with maturity at 2029(16)	14,212	14,595

4.446%, (COF + 1.25%), with maturity at 2030(16)	278,894	291,069

4.50%, with maturity at 2035	240,004	255,549

4.647%, (1 yr. CMT + 2.33%), with maturity at 2036(16)	1,131,593	1,192,912

6.00%, with various maturities to 2035	5,931,255	6,675,617

6.50%, with various maturities to 2032	7,661,878	8,674,619

6.60%, with maturity at 2030	631,365	713,565

7.00%, with various maturities to 2036	9,758,991	11,069,705

7.31%, with maturity at 2026	24,433	26,672

7.50%, with various maturities to 2035	4,489,810	5,014,223

7.95%, with maturity at 2022	61,461	62,398

8.00%, with various maturities to 2030	1,006,633	1,095,320

8.15%, with maturity at 2021	3,778	3,813

8.30%, with maturity at 2021	953	958

8.50%, with maturity at 2025	53,102	54,889

9.00%, with various maturities to 2027	147,887	156,529

9.50%, with maturity at 2027	43,215	43,679

10.00%, with maturity at 2020	777	790

10.50%, with maturity at 2021	1,137	1,151

		$36,792,320

Federal National Mortgage Association:

2.394%, (COF + 1.25%), with various maturities to 2033(16)	$1,943,847	$1,945,960

2.404%, (COF + 1.25%), with maturity at 2027(16)	79,913	79,997

2.541%, (COF + 1.40%), with maturity at 2025(16)	314,151	314,528

2.741%, (COF + 1.60%), with maturity at 2024(16)	132,067	132,585

3.413%, (COF + 1.25%), with maturity at 2034(16)	721,967	736,246

3.518%, (COF + 1.25%), with maturity at 2035(16)	1,702,206	1,732,300

4.089%, (COF + 1.78%), with maturity at 2035(16)	2,215,275	2,284,570

4.737%, (1 yr. CMT + 2.15%), with maturity at 2028(16)	104,014	107,773

5.50%, with maturity at 2020	245	246

6.00%, with various maturities to 2035	20,102,184	22,836,664

6.328%, (COF + 2.00%, Floor 6.328%), with maturity at 2032(16)	722,026	786,172

6.50%, with various maturities to 2038	8,464,977	9,531,943

7.00%, with various maturities to 2035	13,136,808	15,010,823

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

7.50%, with various maturities to 2027	$75,353	$80,631

7.602%, (1 yr. CMT + 2.15%), with maturity at 2025(16)	19,546	20,605

8.00%, with various maturities to 2026	17,238	18,055

8.50%, with various maturities to 2037	1,816,867	2,092,937

9.00%, with various maturities to 2032	254,597	280,026

9.251%, with maturity at 2028	1,686	1,729

9.50%, with various maturities to 2031	107,553	116,689

9.543%, with maturity at 2027	4,115	4,384

10.50%, with maturity at 2029	27,814	32,575

11.50%, with maturity at 2031	117,972	141,311

		$58,288,749

Government National Mortgage Association:

4.125%, (1 yr. CMT + 1.50%), with maturity at 2024(16)	$146,101	$148,471

6.50%, with various maturities to 2032	416,615	463,094

7.00%, with various maturities to 2031	672,612	753,749

7.50%, with various maturities to 2028	96,252	106,146

8.00%, with various maturities to 2023	58,423	62,441

8.50%, with maturity at 2021	2,406	2,423

9.00%, with maturity at 2025	21,208	22,605

9.50%, with various maturities to 2021	6,617	6,765

		$1,565,694

Total Mortgage Pass-Throughs (identified cost $92,869,535)		$96,646,763

U.S. Treasury Obligations — 0.1%
Security	Principal Amount	Value

U.S. Treasury Bond, 7.875%, 2/15/21	$1,500,000	$1,618,799

Total U.S. Treasury Obligations (identified cost $1,539,675)		$1,618,799

U.S. Government Guaranteed Small Business Administration Loans(17)(18) — 0.8%
Security	Principal Amount (000’s omitted)	Value

1.11%, 9/15/42	$1,696,685	$73,270

1.41%, 9/15/42	1,119,242	62,623

1.61%, 8/15/42 to 9/15/42	4,636,007	299,066

1.66%, 8/15/42 to 4/15/43	7,339,054	476,963

1.81%, 9/15/37	2,208,473	151,735

Security	Principal Amount (000’s omitted)	Value

1.91%, 7/15/42 to 4/15/43	$17,590,729	$1,322,449

1.93%, 3/15/41 to 5/15/42	2,156,292	154,550

1.96%, 9/15/42	2,970,447	215,714

2.03%, 8/15/32	824,551	55,609

2.11%, 8/15/42 to 9/15/42	6,038,945	500,433

2.16%, 2/15/42 to 4/15/43	16,443,251	1,423,281

2.21%, 9/15/42	2,748,467	232,351

2.28%, 3/15/43	2,778,837	286,882

2.36%, 9/15/42	1,990,410	186,218

2.38%, 2/15/41 to 3/15/41	1,374,258	119,156

2.39%, 7/15/39	1,024,013	82,681

2.41%, 12/15/41 to 4/15/43	27,114,736	2,685,955

2.46%, 3/15/28 to 4/15/43	10,311,124	945,928

2.53%, 6/15/36	882,911	77,550

2.56%, 5/15/37	1,406,572	122,488

2.58%, 9/15/42	2,517,354	255,275

2.61%, 9/15/42	2,889,211	310,714

2.63%, 11/15/36	633,714	56,093

2.66%, 4/15/43	8,253,253	925,228

2.68%, 10/4/23 to 8/25/42(19)	23,664,602	2,017,756

2.71%, 7/15/27 to 9/15/42	9,637,340	963,291

2.89%, 2/15/41	827,881	88,235

2.91%, 10/15/42 to 4/15/43	17,506,804	2,161,989

2.93%, 4/15/42	1,010,551	124,976

2.96%, 7/15/27 to 2/15/43	9,335,463	836,316

2.98%, 7/15/43	1,224,166	157,371

2.99%, 2/15/29	935,941	75,264

3.03%, 4/15/41 to 7/15/41	1,899,356	208,206

3.16%, 9/15/42 to 4/15/43	6,463,101	919,428

3.21%, 6/15/27 to 3/15/43	9,967,134	1,237,861

3.29%, 12/15/42	3,590,500	500,825

3.33%, 12/28/26 to 8/17/42(19)	41,559,169	3,472,165

3.41%, 3/15/43 to 4/15/43	9,205,388	1,304,317

3.46%, 3/15/27 to 3/15/43	6,089,651	818,723

3.66%, 9/15/42 to 6/15/43	9,651,291	1,577,454

3.69%, 3/15/43	1,364,372	249,927

3.71%, 2/15/28 to 10/15/42	13,727,024	1,650,049

3.78%, 5/15/27 to 9/15/42	4,161,058	579,962

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $30,773,906)		$29,966,327

Total Debt Obligations — United States (identified cost $230,732,304)		$226,549,250

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Common Stocks — 2.7%
Security	Shares	Value

Cyprus — 0.2%

Bank of Cyprus Holdings PLC(20)	$4,401,002	$6,301,357

Total Cyprus		$6,301,357

Iceland — 1.1%

Arion Banki HF(7)	15,974,003	$9,959,615

Eik Fasteignafelag HF	55,172,752	3,489,086

Eimskipafelag Islands HF	4,064,445	5,596,240

Hagar HF	17,208,433	5,786,979

Heimavellir HF(20)	75,681,248	727,724

Reginn HF(20)	22,125,500	3,547,028

Reitir Fasteignafelag HF(20)	9,332,181	5,616,238

Siminn HF	99,569,761	3,819,927

Sjova-Almennar Tryggingar HF	9,061,135	1,172,473

Total Iceland		$39,715,310

Mongolia — 0.0%(1)

Mongolian Mining Corp.(20)	5,097,450	$473,450

Total Mongolia		$473,450

Serbia — 0.1%

Komercijalna Banka AD Beograd(20)	78,483	$2,462,049

Total Serbia		$2,462,049

Singapore — 0.3%

Yoma Strategic Holdings, Ltd.(20)	43,974,000	$10,151,370

Total Singapore		$10,151,370

Sri Lanka — 0.1%

Softlogic Life Insurance PLC	23,874,288	$5,202,995

Total Sri Lanka		$5,202,995

Vietnam — 0.9%

Bank for Foreign Trade of Vietnam JSC	846,990	$3,194,967

Bank for Investment and Development of Vietnam JSC(20)	468,816	818,127

Bao Viet Holdings(20)	156,900	487,305

Binh Minh Plastics JSC	255,600	583,796

Coteccons Construction JSC	133,000	452,328

Danang Rubber JSC	68,640	67,661

Domesco Medical Import Export JSC	240,160	726,409

FPT Corp.	38,492	102,775

HA TIEN 1 Cement JSC	219,600	160,375

Hoa Phat Group JSC(20)	1,584,567	1,486,015

Security		Shares	Value

Vietnam (continued)

Hoa Sen Group(20)		$170,944	$52,568

KIDO Group Corp.(20)		373,100	349,070

Kinh Bac City Development Share Holding Corp.		513,300	322,338

Masan Group Corp.(20)		954,000	3,046,194

PetroVietnam Drilling & Well Services JSC(20)		286,509	201,830

PetroVietnam Fertilizer & Chemical JSC		385,500	226,541

PetroVietnam Gas JSC		165,200	734,955

PetroVietnam Nhon Trach 2 Power JSC		882,000	873,118

PetroVietnam Technical Services Corp.		672,281	535,172

Pha Lai Thermal Power JSC		219,100	243,380

Refrigeration Electrical Engineering Corp.		807,810	1,303,513

Saigon - Hanoi Commercial Joint Stock Bank(20)		958,301	272,458

SSI Securities Corp.		668,470	613,322

Tan Tao Investment & Industry JSC(20)		1,064,400	145,252

Viet Capital Securities JSC		448,200	674,398

Vietnam Dairy Products JSC		546,768	3,058,792

Vietnam Joint Stock Commercial Bank for Industry and Trade(20)		148,700	146,630

Vietnam Prosperity JSC Bank(20)		2,180,305	2,016,627

Vietnam Technological & Commercial Joint Stock Bank(20)		781,800	854,444

Vingroup JSC(20)		1,385,904	7,099,958

Total Vietnam			$30,850,318

Total Common Stocks (identified cost $112,324,020)			$95,156,849

Short-Term Investments — 24.5%

Foreign Government Securities — 6.9%
Security		Principal Amount (000’s omitted)	Value

Egypt — 3.9%

Egypt Treasury Bill, 0.00%, 12/3/19	EGP	55,125	$3,378,181

Egypt Treasury Bill, 0.00%, 3/10/20	EGP	128,750	7,583,269

Egypt Treasury Bill, 0.00%, 4/14/20	EGP	570,100	33,124,369

Egypt Treasury Bill, 0.00%, 4/21/20	EGP	206,350	11,956,063

Egypt Treasury Bill, 0.00%, 4/28/20	EGP	531,025	30,528,673

Egypt Treasury Bill, 0.00%, 8/4/20	EGP	967,625	53,463,979

Total Egypt			$140,034,534

Georgia — 0.5%

Bank of Georgia Promissory Note, 7.40%, 4/30/20	GEL	2,631	$878,506

Bank of Georgia Promissory Note, 7.40%, 5/13/20	GEL	1,565	522,194

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Georgia (continued)

Bank of Georgia Promissory Note, 7.40%, 5/18/20	GEL	2,302	$767,474

Bank of Georgia Promissory Note, 7.45%, 4/10/20	GEL	1,904	637,120

Bank of Georgia Promissory Note, 7.45%, 4/16/20	GEL	3,253	1,087,810

Bank of Georgia Promissory Note, 7.45%, 4/22/20	GEL	1,937	647,619

Bank of Georgia Promissory Note, 7.45%, 4/24/20	GEL	3,235	1,081,181

Bank of Georgia Promissory Note, 7.45%, 4/28/20	GEL	1,310	437,492

Bank of Georgia Promissory Note, 7.50%, 5/26/20	GEL	2,879	959,611

Bank of Georgia Promissory Note, 7.50%, 5/28/20	GEL	7,363	2,454,124

Bank of Georgia Promissory Note, 7.50%, 6/10/20	GEL	1,309	435,848

Bank of Georgia Promissory Note, 7.50%, 6/12/20	GEL	1,021	339,842

Bank of Georgia Promissory Note, 7.50%, 6/15/20	GEL	2,028	674,624

Bank of Georgia Promissory Note, 7.50%, 6/16/20	GEL	1,185	394,239

Bank of Georgia Promissory Note, 7.50%, 6/17/20	GEL	1,944	646,683

Bank of Georgia Promissory Note, 7.50%, 6/19/20	GEL	2,140	711,803

Bank of Georgia Promissory Note, 7.50%, 6/26/20	GEL	2,843	944,816

Bank of Georgia Promissory Note, 7.50%, 6/29/20	GEL	2,384	792,327

Georgia Treasury Bill, 0.00%, 11/14/19	GEL	4,120	1,388,724

Georgia Treasury Bill, 0.00%, 12/12/19	GEL	2,194	736,516

Georgia Treasury Bill, 0.00%, 5/7/20	GEL	1,815	588,466

Georgia Treasury Bill, 0.00%, 6/4/20	GEL	2,686	865,112

Georgia Treasury Bill, 0.00%, 7/2/20	GEL	160	51,191

Total Georgia			$18,043,322

Nigeria — 0.8%

Nigeria OMO Bill, 0.00%, 3/5/20	NGN	6,733,944	$17,856,245

Nigeria Treasury Bill, 0.00%, 2/27/20	NGN	2,770,496	7,364,739

Nigeria Treasury Bill, 0.00%, 4/2/20	NGN	615,675	1,615,252

Total Nigeria			$26,836,236

Pakistan — 1.2%

Pakistan Treasury Bill, 0.00%, 12/5/19	PKR	2,925,800	$18,575,209

Pakistan Treasury Bill, 0.00%, 12/19/19	PKR	2,832,300	17,889,825

Pakistan Treasury Bill, 0.00%, 1/16/20	PKR	1,195,000	7,474,992

Total Pakistan			$43,940,026

Ukraine — 0.5%

Ukraine Treasury Bill, 0.00%, 4/1/20	UAH	464,285	$17,609,849

Total Ukraine			$17,609,849

Total Foreign Government Securities (identified cost $241,932,677)			$246,463,967

U.S. Treasury Obligations — 1.6%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/7/19(21)		$49,900	$49,886,697

U.S. Treasury Bill, 0.00%, 12/12/19(21)		5,000	4,991,430

Total U.S. Treasury Obligations (identified cost $54,878,127)			$54,878,127

Repurchase Agreements — 0.3%
Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC:

Dated 10/29/19 with an interest rate of 1.35%, collateralized by $10,000,000 Lebanese Republic 5.45%, due 11/28/19 and a market value, including accrued interest, of $9,999,425(22)	USD	10,494	$10,493,607

Total Repurchase Agreements (identified cost $10,493,607)			$10,493,607

Other — 15.7%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(23)		559,146,895	$559,146,895

Total Other (identified cost $559,088,431)			$559,146,895

Total Short-Term Investments (identified cost $866,392,842)			$870,982,596

Total Purchased Options and Swaptions — 0.5% (identified cost $19,394,649)			$19,406,887

Total Investments — 92.3% (identified cost $3,223,301,131)			$3,287,320,436

Other Assets, Less Liabilities — 7.7%			$272,406,347

Net Assets — 100.0%			$3,559,726,783

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $1,052,395,182 or 29.6% of the Portfolio’s net assets.

(3)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(6)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $86,968,917 or 2.4% of the Portfolio’s net assets.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(11)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(12)

Security whose performance, including redemption at maturity, is linked to the price of the underlying security. The investment is subject to credit risk of the issuing financial institution (Deutsche Bank AG) in addition to the market risk of the underlying security.

(13)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(14)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2019.

(15)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2019.

(16)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2019.

(17)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(18)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro rata basis with all securities in the trust.

(19)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2019 of all interest only securities comprising the certificate.

(20)	Non-income producing security.

(21)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(22)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(23)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Purchased Currency Options — 0.0%(1)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call BRL/Put USD	Standard Chartered Bank	USD	36,740,000	BRL	3.57	7/20/20	$169,445

Total							$169,445

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Purchased Put Options — 0.0%(1)

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value

E-mini S&P 500 Index Futures 12/2019	156	USD	23,678,850	$2,950	12/20/19	$234,000

E-mini S&P 500 Index Futures 12/2019	562	USD	85,304,575	2,900	12/20/19	625,225

Total						$859,225

Purchased Interest Rate Swaptions — 0.5%

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.98%	Morgan Stanley & Co. International PLC	$28,963,000	7/5/28	$3,143,986

Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.98%	Morgan Stanley & Co. International PLC	28,963,000	7/5/28	773,564

Option to enter into interest rate swap expiring 4/4/39 to pay 3-month USD-LIBOR Rate and receive 2.78%	Bank of America, N.A.	13,876,000	3/29/29	1,347,147

Option to enter into interest rate swap expiring 4/4/39 to receive 3-month USD-LIBOR Rate and pay 2.78%	Bank of America, N.A.	13,876,000	3/29/29	457,579

Option to enter into interest rate swap expiring 4/5/49 to pay 3-month USD-LIBOR Rate and receive 2.80%	Bank of America, N.A.	19,446,000	4/3/29	4,042,874

Option to enter into interest rate swap expiring 4/9/49 to receive 3-month USD-LIBOR Rate and pay 2.80%	Bank of America, N.A.	19,447,000	4/5/29	1,143,567

Option to enter into interest rate swap expiring 4/4/59 to pay 3-month USD-LIBOR Rate and receive 2.64%	Morgan Stanley & Co. International PLC	25,135,000	3/29/29	5,647,698

Option to enter into interest rate swap expiring 4/4/59 to receive 3-month USD-LIBOR Rate and pay 2.64%	Morgan Stanley & Co. International PLC	25,135,000	3/29/29	1,821,802

Total				$18,378,217

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	32,641,934	USD	35,985,447	11/1/19	$420,091

EUR	28,896,819	USD	31,856,721	11/1/19	371,893

EUR	42,729,464	USD	47,412,186	11/1/19	243,972

EUR	39,088,002	USD	43,371,656	11/1/19	223,180

EUR	17,017,214	USD	18,760,287	11/1/19	219,006

EUR	28,273,348	USD	31,371,824	11/1/19	161,432

EUR	42,729,464	USD	47,527,983	11/1/19	128,175

EUR	39,088,002	USD	43,477,584	11/1/19	117,251

EUR	17,071,759	USD	18,941,116	11/1/19	99,011

EUR	32,641,934	USD	36,307,623	11/1/19	97,915

EUR	28,896,819	USD	32,141,932	11/1/19	86,681

EUR	28,273,348	USD	31,448,445	11/1/19	84,811

EUR	12,400,803	USD	13,759,807	11/1/19	70,805

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	17,017,214	USD	18,928,247	11/1/19	$51,046

EUR	4,087,774	USD	4,508,774	11/1/19	50,319

EUR	7,703,664	USD	8,547,909	11/1/19	43,985

EUR	12,400,803	USD	13,793,413	11/1/19	37,198

EUR	10,823,672	USD	12,039,171	11/1/19	32,468

EUR	7,703,664	USD	8,568,786	11/1/19	23,109

EUR	6,248,086	USD	6,949,746	11/1/19	18,742

EUR	4,087,774	USD	4,546,832	11/1/19	12,262

EUR	560,133	USD	621,518	11/1/19	3,198

EUR	560,133	USD	623,036	11/1/19	1,680

EUR	103,121	USD	113,684	11/1/19	1,327

EUR	103,121	USD	114,701	11/1/19	309

KRW	891,312,970	USD	763,535	11/1/19	2,559

USD	114,701	EUR	103,121	11/1/19	(309)

USD	113,741	EUR	103,121	11/1/19	(1,269)

USD	623,036	EUR	560,133	11/1/19	(1,680)

USD	617,821	EUR	560,133	11/1/19	(6,895)

USD	4,546,831	EUR	4,087,774	11/1/19	(12,262)

USD	8,568,786	EUR	7,703,664	11/1/19	(23,109)

USD	13,793,413	EUR	12,400,803	11/1/19	(37,198)

USD	4,508,774	EUR	4,087,774	11/1/19	(50,319)

USD	18,928,247	EUR	17,017,214	11/1/19	(51,046)

USD	18,988,917	EUR	17,071,759	11/1/19	(51,210)

USD	6,888,078	EUR	6,248,086	11/1/19	(80,411)

USD	31,448,445	EUR	28,273,348	11/1/19	(84,811)

USD	32,141,932	EUR	28,896,819	11/1/19	(86,681)

USD	36,307,623	EUR	32,641,934	11/1/19	(97,915)

USD	18,880,599	EUR	17,017,214	11/1/19	(98,694)

USD	8,492,751	EUR	7,703,664	11/1/19	(99,144)

USD	43,477,584	EUR	39,088,002	11/1/19	(117,252)

USD	47,527,983	EUR	42,729,464	11/1/19	(128,175)

USD	11,938,402	EUR	10,823,672	11/1/19	(133,236)

USD	13,671,017	EUR	12,400,803	11/1/19	(159,594)

USD	32,063,622	EUR	28,896,819	11/1/19	(164,992)

USD	36,219,164	EUR	32,641,934	11/1/19	(186,375)

USD	31,169,387	EUR	28,273,348	11/1/19	(363,869)

USD	43,091,786	EUR	39,088,002	11/1/19	(503,050)

USD	47,106,243	EUR	42,729,464	11/1/19	(549,915)

USD	762,849	KRW	891,312,970	11/1/19	(3,246)

BRL	218,892,000	USD	52,555,733	11/4/19	2,023,995

BRL	284,068,000	USD	70,944,282	11/4/19	(113,214)

NZD	23,782,000	USD	15,108,705	11/4/19	139,129

NZD	20,315,000	USD	12,906,120	11/4/19	118,846

NZD	6,359,000	USD	4,078,345	11/4/19	(1,271)

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

NZD	6,360,000	USD	4,078,986	11/4/19	$(1,271)

NZD	7,445,000	USD	4,774,851	11/4/19	(1,488)

NZD	7,445,000	USD	4,774,851	11/4/19	(1,488)

NZD	7,596,000	USD	4,871,695	11/4/19	(1,518)

NZD	8,892,000	USD	5,702,884	11/4/19	(1,777)

USD	54,666,966	BRL	218,892,000	11/4/19	87,238

USD	70,584,669	BRL	284,068,000	11/4/19	(246,400)

USD	15,252,586	NZD	23,782,000	11/4/19	4,752

USD	13,029,025	NZD	20,315,000	11/4/19	4,059

USD	4,020,124	NZD	6,360,000	11/4/19	(57,591)

USD	4,018,856	NZD	6,359,000	11/4/19	(58,218)

USD	4,705,947	NZD	7,445,000	11/4/19	(67,416)

USD	4,705,203	NZD	7,445,000	11/4/19	(68,160)

USD	4,798,332	NZD	7,596,000	11/4/19	(71,844)

USD	5,617,005	NZD	8,892,000	11/4/19	(84,102)

USD	37,216,839	RUB	2,437,796,000	11/7/19	(789,792)

AUD	17,210,000	USD	11,665,799	11/12/19	200,668

AUD	14,711,000	USD	10,000,317	11/12/19	143,064

JPY	811,362,000	USD	7,744,861	11/12/19	(228,512)

JPY	811,363,000	USD	7,750,378	11/12/19	(234,020)

JPY	2,336,092,871	USD	22,223,000	11/12/19	(581,750)

KRW	551,267,000	USD	454,372	11/12/19	18,781

KRW	551,268,000	USD	455,330	11/12/19	17,824

KRW	348,991,000	USD	288,089	11/12/19	11,450

USD	602,361	KRW	728,826,494	11/12/19	(23,192)

USD	983,013	KRW	1,190,822,000	11/12/19	(39,070)

USD	1,553,671	KRW	1,881,030,000	11/12/19	(60,818)

USD	1,550,406	KRW	1,881,030,000	11/12/19	(64,084)

USD	1,400,531	NZD	2,194,000	11/12/19	(6,306)

USD	1,400,133	NZD	2,195,000	11/12/19	(7,345)

USD	7,284,805	NZD	11,412,000	11/12/19	(32,800)

USD	7,278,780	NZD	11,411,000	11/12/19	(38,183)

USD	8,168,030	SGD	11,272,943	11/12/19	(118,644)

SEK	201,942,000	USD	20,967,916	11/13/19	(43,608)

SEK	152,037,000	USD	16,025,825	11/13/19	(272,445)

USD	37,498,949	AUD	55,430,000	11/15/19	(723,685)

AUD	17,308,000	USD	11,757,151	11/18/19	178,821

AUD	17,307,000	USD	11,766,943	11/18/19	168,340

USD	8,997,692	NZD	13,901,000	11/18/19	82,991

USD	8,988,926	NZD	13,900,000	11/18/19	74,866

USD	7,788,593	NZD	12,033,000	11/18/19	71,839

USD	7,780,918	NZD	12,032,000	11/18/19	64,805

NZD	8,624,775	USD	5,407,199	11/25/19	124,658

USD	6,175,899	NZD	9,606,000	11/25/19	14,692

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	3,521,278	NZD	5,477,000	11/25/19	$8,377

USD	4,260,319	NZD	6,632,697	11/25/19	6,164

USD	2,428,943	NZD	3,781,510	11/25/19	3,514

USD	2,397,722	NZD	3,824,497	11/25/19	(55,277)

USD	6,323,629	NZD	10,086,531	11/25/19	(145,786)

USD	33,131,073	RUB	2,129,450,000	11/25/19	19,233

JPY	8,270,611,797	USD	77,435,835	11/27/19	(752,537)

USD	25,473,428	JPY	2,720,714,972	11/27/19	247,556

USD	48,858,100	ZAR	717,447,000	11/29/19	1,537,142

BRL	284,068,000	USD	70,447,258	12/3/19	253,597

AUD	10,639,000	USD	7,200,369	12/6/19	140,057

AUD	7,210,697	USD	4,843,944	12/6/19	131,108

NZD	24,519,000	USD	15,382,975	12/6/19	346,762

USD	6,822,239	NZD	10,874,000	12/6/19	(153,786)

USD	17,991,663	NZD	28,677,000	12/6/19	(405,567)

PHP	481,200,000	USD	9,191,626	12/10/19	273,249

PHP	204,789,000	USD	3,919,632	12/10/19	108,428

USD	4,712,141	KRW	5,599,201,000	12/11/19	(75,774)

USD	7,709,419	KRW	9,163,030,000	12/11/19	(125,950)

USD	7,696,985	KRW	9,163,030,000	12/11/19	(138,384)

USD	7,695,176	KRW	9,163,031,000	12/11/19	(140,194)

EUR	16,170,000	USD	17,879,088	12/13/19	203,176

EUR	17,017,214	USD	18,932,161	12/13/19	97,508

USD	75,155,675	EUR	66,457,399	12/13/19	839,027

USD	10,404,142	EUR	9,200,000	12/13/19	116,150

USD	18,992,844	EUR	17,071,759	12/13/19	(97,821)

AUD	52,226,533	USD	35,476,784	12/16/19	566,163

AUD	40,680,000	USD	28,046,358	12/16/19	28,013

JPY	1,673,177,598	USD	15,481,777	12/16/19	53,105

USD	41,056,911	AUD	59,551,230	12/16/19	(41,008)

USD	33,964,330	AUD	50,000,000	12/16/19	(542,026)

USD	13,246,757	NZD	20,970,000	12/16/19	(208,531)

USD	14,565,116	NZD	23,057,000	12/16/19	(229,285)

NOK	214,242,700	USD	23,498,159	12/20/19	(193,446)

NOK	197,130,000	USD	21,896,643	12/20/19	(453,400)

USD	18,139,765	ZAR	279,951,000	12/20/19	(273,461)

USD	37,676,233	ZAR	581,457,300	12/20/19	(567,977)

ZAR	577,210,000	USD	37,505,523	12/20/19	459,329

CAD	74,088,787	USD	55,855,784	12/24/19	412,426

EUR	1,748,949	USD	1,935,326	1/7/20	24,317

EUR	792,969	USD	882,984	1/7/20	5,514

USD	3,983,634	EUR	3,600,000	1/7/20	(50,054)

USD	45,524,726	EUR	41,140,581	1/7/20	(572,013)

USD	80,045,607	EUR	72,337,013	1/7/20	(1,005,765)

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	28,896,819	USD	32,239,026	1/8/20	$140,961

USD	13,835,080	EUR	12,400,803	1/8/20	(60,492)

USD	31,543,444	EUR	28,273,348	1/8/20	(137,919)

USD	43,608,920	EUR	39,088,002	1/8/20	(190,674)

USD	47,671,554	EUR	42,729,464	1/8/20	(208,437)

USD	6,366,728	KRW	7,598,944,733	1/8/20	(135,050)

USD	17,294,166	KRW	20,760,781,021	1/8/20	(469,091)

AUD	22,121,000	USD	15,134,635	1/9/20	140,677

NZD	32,010,000	USD	20,261,690	1/9/20	285,954

USD	9,178,446	EUR	8,351,330	1/9/20	(180,115)

USD	12,190,485	EUR	11,091,939	1/9/20	(239,223)

USD	36,898,592	EUR	33,573,475	1/9/20	(724,088)

USD	40,982,103	EUR	37,289,000	1/9/20	(804,222)

USD	1,932,296	NZD	3,054,000	1/9/20	(28,107)

USD	2,224,889	NZD	3,511,000	1/9/20	(28,868)

USD	10,047,435	NZD	15,880,000	1/9/20	(146,148)

USD	11,570,564	NZD	18,259,000	1/9/20	(150,130)

USD	22,348,618	PHP	1,162,888,000	1/9/20	(498,578)

EUR	1,577,118	USD	1,765,726	1/10/20	1,714

EUR	214,366	USD	243,190	1/10/20	(2,955)

USD	125,344,254	EUR	111,047,450	1/10/20	895,987

USD	79,272,238	EUR	69,360,000	1/15/20	1,518,103

USD	47,768,579	EUR	43,121,582	1/17/20	(577,667)

USD	9,307,520	NZD	14,799,000	1/21/20	(194,113)

USD	18,729,506	NZD	29,780,000	1/21/20	(390,614)

EUR	13,634,907	USD	15,258,006	1/22/20	33,648

EUR	5,774,000	USD	6,461,337	1/22/20	14,249

EUR	3,380,496	USD	3,782,910	1/22/20	8,342

EUR	1,818,678	USD	2,041,102	1/22/20	(1,441)

EUR	4,506,961	USD	5,074,838	1/22/20	(20,246)

EUR	6,481,858	USD	7,383,646	1/22/20	(114,192)

INR	442,534,990	USD	6,137,795	1/22/20	31,410

USD	81,440,724	EUR	71,494,107	1/22/20	1,259,529

USD	67,304,445	EUR	59,084,337	1/22/20	1,040,903

USD	18,006,473	EUR	16,091,000	1/22/20	(39,709)

USD	5,873,166	NZD	9,160,033	1/23/20	(8,196)

USD	25,846,325	NZD	40,311,000	1/23/20	(36,067)

USD	7,212,789	EUR	6,376,340	1/27/20	59,463

USD	5,248,675	EUR	4,640,000	1/27/20	43,270

USD	1,854,004	EUR	1,639,000	1/27/20	15,284

USD	10,857,796	NZD	16,910,085	1/28/20	(556)

USD	15,333,130	NZD	23,880,033	1/28/20	(786)

USD	765,371	KRW	891,312,970	1/29/20	2,192

USD	13,253,347	KRW	15,523,645,119	1/29/20	(38,650)

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	20,514,342	KRW	24,030,500,000	1/29/20	$(61,581)

USD	21,557,646	EUR	19,083,051	1/31/20	143,943

USD	12,928,466	NZD	20,315,000	2/3/20	(117,606)

USD	15,134,865	NZD	23,782,000	2/3/20	(137,677)

					$(1,435,122)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KRW	891,312,970	USD	762,849	Australia and New Zealand Banking Group Limited	11/1/19	$3,246	$—

USD	744,805	KRW	891,312,970	Australia and New Zealand Banking Group Limited	11/1/19	—	(21,289)

BHD	1,478,000	USD	3,920,944	Bank of America, N.A.	11/4/19	—	(520)

BRL	65,176,000	USD	15,826,597	Standard Chartered Bank	11/4/19	424,743	—

EUR	16,498,713	RSD	1,940,908,594	JPMorgan Chase Bank, N.A.	11/4/19	—	(26,796)

RSD	1,940,908,594	EUR	16,525,403	JPMorgan Chase Bank, N.A.	11/4/19	—	(2,971)

USD	3,836,968	BHD	1,478,000	Bank of America, N.A.	11/4/19	—	(83,457)

USD	16,277,316	BRL	65,176,000	Standard Chartered Bank	11/4/19	25,976	—

NZD	12,000,000	USD	7,695,740	UBS AG	11/5/19	—	(1,939)

XOF	1,059,944,000	EUR	1,554,170	ICBC Standard Bank plc	11/5/19	68,611	—

EGP	52,767,000	USD	2,923,380	Citibank, N.A.	11/12/19	338,966	—

EUR	10,360,476	PLN	44,973,117	Standard Chartered Bank	11/12/19	—	(210,451)

HUF	4,663,356,326	EUR	13,971,138	Standard Chartered Bank	11/12/19	244,510	—

KRW	1,399,897,000	USD	1,180,165	Australia and New Zealand Banking Group Limited	11/12/19	21,368	—

USD	1,878,352	KRW	2,262,315,267	Australia and New Zealand Banking Group Limited	11/12/19	—	(63,395)

EGP	114,120,000	USD	6,322,438	Bank of America, N.A.	11/13/19	731,203	—

USD	4,447,160	EGP	74,000,740	Standard Chartered Bank	11/13/19	—	(126,750)

EGP	122,600,000	USD	6,799,778	Morgan Stanley & Co. International PLC	11/14/19	775,979	—

NOK	486,950,000	EUR	48,378,364	Standard Chartered Bank	11/15/19	—	(1,039,371)

TRY	101,880,000	USD	17,095,107	Standard Chartered Bank	11/18/19	645,018	—

UGX	3,552,763,000	USD	912,134	Standard Chartered Bank	11/20/19	40,981	—

USD	6,025,757	MYR	25,266,000	Credit Agricole Corporate and Investment Bank	11/20/19	—	(29,915)

EUR	12,745,274	RSD	1,501,457,000	JPMorgan Chase Bank, N.A.	11/22/19	—	(26,971)

INR	2,173,365,000	USD	30,327,136	Standard Chartered Bank	11/22/19	212,923	—

USD	19,400,880	INR	1,376,700,000	Australia and New Zealand Banking Group Limited	11/22/19	55,533	—

USD	7,760,771	INR	551,700,000	Australia and New Zealand Banking Group Limited	11/22/19	8,299	—

EUR	11,997,744	RSD	1,414,414,000	Citibank, N.A.	11/25/19	—	(32,935)

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UGX	7,669,473,000	USD	1,966,532	Citibank, N.A.	11/26/19	$88,311	$—

EGP	38,275,000	USD	2,134,095	Citibank, N.A.	11/27/19	222,832	—

USD	4,522,673	MYR	18,950,000	Goldman Sachs International	11/27/19	—	(22,162)

USD	4,518,144	MYR	18,950,000	UBS AG	11/27/19	—	(26,691)

USD	8,112,413	NGN	2,945,617,160	ICBC Standard Bank plc	11/29/19	4,280	—

USD	16,459,333	NGN	5,961,241,226	Standard Chartered Bank	11/29/19	50,365	—

USD	3,175,193	ZAR	49,080,000	Bank of America, N.A.	11/29/19	—	(61,997)

USD	14,100,690	ZAR	203,198,000	Standard Chartered Bank	11/29/19	698,273	—

USD	3,316,832	ZAR	47,840,000	Standard Chartered Bank	11/29/19	161,429	—

ZAR	7,016,000	USD	465,336	Standard Chartered Bank	11/29/19	—	(2,578)

USD	626,637	ZAR	9,195,000	Standard Chartered Bank	12/3/19	20,484	—

USD	18,575,881	ZAR	287,302,000	Standard Chartered Bank	12/3/19	—	(363,651)

EUR	14,437,603	RSD	1,700,894,000	Citibank, N.A.	12/4/19	—	(20,934)

EUR	16,497,311	RSD	1,940,908,594	JPMorgan Chase Bank, N.A.	12/4/19	1,148	—

EUR	1,543,257	USD	1,721,916	Bank of America, N.A.	12/6/19	2,885	—

EUR	1,069,800	USD	1,193,649	Bank of America, N.A.	12/6/19	2,000	—

EUR	3,887,648	USD	4,343,286	Citibank, N.A.	12/6/19	1,694	—

EUR	2,210,398	USD	2,469,460	Citibank, N.A.	12/6/19	963	—

EUR	32,641,934	USD	36,346,467	Goldman Sachs International	12/6/19	135,380	—

EUR	195,504	USD	217,137	HSBC Bank USA, N.A.	12/6/19	1,366	—

THB	152,588,000	USD	4,979,578	Standard Chartered Bank	12/6/19	75,244	—

THB	143,125,451	USD	4,669,938	Standard Chartered Bank	12/6/19	71,416	—

USD	4,756,114	EUR	4,270,698	Bank of America, N.A.	12/6/19	—	(16,978)

USD	536,712	EUR	480,407	Citibank, N.A.	12/6/19	—	(209)

USD	1,194,696	EUR	1,069,365	Citibank, N.A.	12/6/19	—	(466)

USD	1,245,281	EUR	1,114,643	Citibank, N.A.	12/6/19	—	(486)

USD	1,701,156	EUR	1,522,694	Citibank, N.A.	12/6/19	—	(664)

USD	2,585,829	EUR	2,314,559	Citibank, N.A.	12/6/19	—	(1,009)

USD	2,921,283	EUR	2,614,822	Citibank, N.A.	12/6/19	—	(1,140)

USD	3,911,658	EUR	3,501,300	Citibank, N.A.	12/6/19	—	(1,526)

USD	623,703	EUR	560,133	Goldman Sachs International	12/6/19	—	(2,323)

USD	8,577,953	EUR	7,703,664	Goldman Sachs International	12/6/19	—	(31,950)

USD	2,888,858	EUR	2,591,720	UBS AG	12/6/19	—	(7,745)

USD	12,292,688	THB	376,755,451	Standard Chartered Bank	12/6/19	—	(188,188)

USD	13,107,685	THB	401,662,000	Standard Chartered Bank	12/6/19	—	(198,276)

EGP	2,071,000	USD	121,752	BNP Paribas	12/9/19	5,375	—

EGP	1,849,000	USD	108,957	Goldman Sachs International	12/9/19	4,543	—

PHP	485,840,000	USD	9,299,263	UBS AG	12/10/19	256,877	—

KRW	2,818,200,000	USD	2,408,158	Australia and New Zealand Banking Group Limited	12/11/19	1,704	—

KRW	1,879,000,000	USD	1,605,482	Australia and New Zealand Banking Group Limited	12/11/19	1,263	—

KRW	23,366,880,000	USD	20,067,776	Australia and New Zealand Banking Group Limited	12/11/19	—	(86,597)

EGP	9,793,000	USD	558,961	Goldman Sachs International	12/16/19	41,081	—

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EGP	124,000,000	USD	6,800,110	Morgan Stanley & Co. International PLC	12/16/19	$797,693	$—

USD	642,789	THB	19,684,451	Standard Chartered Bank	12/16/19	—	(9,398)

USD	1,139,614	THB	34,887,000	Standard Chartered Bank	12/16/19	—	(16,265)

USD	9,364,834	THB	286,784,007	Standard Chartered Bank	12/16/19	—	(136,917)

USD	16,602,554	THB	508,254,000	Standard Chartered Bank	12/16/19	—	(236,958)

USD	4,525,490	MYR	19,041,000	Goldman Sachs International	12/18/19	—	(43,800)

USD	6,347,164	MYR	26,693,000	State Street Bank and Trust Company	12/18/19	—	(58,385)

MAD	48,765,000	USD	4,993,856	Credit Agricole Corporate and Investment Bank	12/20/19	72,847	—

USD	14,903,031	BHD	5,625,000	BNP Paribas	12/23/19	—	(12,862)

USD	10,170,960	KRW	11,839,230,000	Australia and New Zealand Banking Group Limited	12/26/19	44,083	—

INR	391,100,000	USD	5,478,358	Australia and New Zealand Banking Group Limited	12/30/19	—	(11,106)

INR	1,376,700,000	USD	19,303,709	Australia and New Zealand Banking Group Limited	1/6/20	—	(74,041)

USD	803,371	KRW	934,674,300	Australia and New Zealand Banking Group Limited	1/8/20	3,649	—

USD	1,071,121	KRW	1,252,500,000	Australia and New Zealand Banking Group Limited	1/8/20	—	(538)

USD	1,182,111	KRW	1,399,897,000	Australia and New Zealand Banking Group Limited	1/8/20	—	(15,663)

USD	1,071,189	KRW	1,246,230,000	Australia and New Zealand Banking Group Limited	1/9/20	4,858	—

USD	267,767	KRW	313,100,000	Australia and New Zealand Banking Group Limited	1/9/20	—	(135)

USD	2,922,382	THB	89,327,000	Standard Chartered Bank	1/10/20	—	(38,261)

USD	3,394,578	THB	103,796,000	Standard Chartered Bank	1/10/20	—	(45,625)

USD	11,920,535	THB	364,369,038	Standard Chartered Bank	1/10/20	—	(156,068)

USD	13,846,584	THB	423,387,000	Standard Chartered Bank	1/10/20	—	(186,104)

USD	5,200,135	CNH	37,000,000	Bank of America, N.A.	1/21/20	—	(38,247)

INR	160,600,000	USD	2,243,321	Australia and New Zealand Banking Group Limited	1/22/20	—	(4,460)

USD	1,071,599	KRW	1,252,500,000	Australia and New Zealand Banking Group Limited	1/22/20	—	(583)

USD	1,607,465	KRW	1,879,000,000	Australia and New Zealand Banking Group Limited	1/22/20	—	(1,021)

USD	6,891,295	CNH	48,820,000	Citibank, N.A.	1/23/20	—	(20,146)

USD	7,977,227	THB	241,351,000	Standard Chartered Bank	1/24/20	—	(23,490)

USD	8,038,501	KRW	9,346,765,700	Australia and New Zealand Banking Group Limited	1/29/20	35,407	—

AED	51,000,000	USD	13,875,663	Standard Chartered Bank	2/3/20	6,655	—

TRY	1,826,000	USD	264,830	Goldman Sachs International	2/3/20	46,947	—

TRY	56,075,000	USD	12,210,125	Goldman Sachs International	2/3/20	—	(2,635,703)

TRY	75,000,000	USD	16,383,058	Goldman Sachs International	2/3/20	—	(3,577,321)

TRY	105,714,000	USD	23,012,321	Goldman Sachs International	2/3/20	—	(4,962,379)

TRY	137,406	USD	19,923	JPMorgan Chase Bank, N.A.	2/3/20	3,539	—

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	22,380,694	USD	4,837,709	JPMorgan Chase Bank, N.A.	2/3/20	$—	$(1,016,359)

TRY	24,435,900	USD	5,260,689	JPMorgan Chase Bank, N.A.	2/3/20	—	(1,088,426)

USD	35,157,716	AED	129,626,500	Standard Chartered Bank	2/3/20	—	(126,918)

USD	47,022,367	TRY	238,615,000	Goldman Sachs International	2/3/20	6,280,488	—

USD	9,296,901	TRY	46,954,000	JPMorgan Chase Bank, N.A.	2/3/20	1,279,827	—

AED	108,000,000	USD	29,380,560	Standard Chartered Bank	2/10/20	16,528	—

EGP	140,315,000	USD	7,556,004	Goldman Sachs International	2/10/20	919,461	—

EGP	127,882,000	USD	7,288,800	Goldman Sachs International	2/10/20	435,673	—

TRY	373,541	USD	54,154	Deutsche Bank AG	2/10/20	9,510	—

TRY	65,656,459	USD	14,248,363	Deutsche Bank AG	2/10/20	—	(3,058,254)

TRY	538,000	USD	77,354	Standard Chartered Bank	2/10/20	14,339	—

TRY	56,075,000	USD	12,196,846	Standard Chartered Bank	2/10/20	—	(2,639,746)

TRY	65,656,000	USD	14,263,741	Standard Chartered Bank	2/10/20	—	(3,073,710)

USD	46,457,938	AED	171,309,000	Standard Chartered Bank	2/10/20	—	(171,559)

USD	61,108,343	AED	225,318,683	Standard Chartered Bank	2/10/20	—	(222,333)

USD	13,012,119	TRY	66,030,000	Deutsche Bank AG	2/10/20	1,758,346	—

USD	24,106,664	TRY	122,269,000	Standard Chartered Bank	2/10/20	3,267,839	—

TRY	80,401,306	USD	17,459,567	Goldman Sachs International	2/14/20	—	(3,770,583)

TRY	743,459	USD	106,819	Standard Chartered Bank	2/14/20	19,761	—

TRY	83,851,541	USD	18,214,737	Standard Chartered Bank	2/14/20	—	(3,938,322)

USD	16,049,767	TRY	80,401,306	Goldman Sachs International	2/14/20	2,360,783	—

USD	16,600,142	TRY	84,595,000	Standard Chartered Bank	2/14/20	2,197,147	—

USD	7,349,695	BHD	2,830,000	Bank of America, N.A.	2/18/20	—	(151,250)

USD	3,505,583	BHD	1,350,000	Credit Agricole Corporate and Investment Bank	3/12/20	—	(72,049)

USD	4,750,977	OMR	1,884,000	Standard Chartered Bank	3/12/20	—	(133,512)

UGX	1,580,167,000	USD	416,711	Citibank, N.A.	3/20/20	—	(4,055)

UGX	16,904,446,000	USD	4,207,179	Citibank, N.A.	3/23/20	204,486	—

UGX	16,908,653,925	USD	4,207,179	Citibank, N.A.	3/25/20	203,663	—

UGX	3,654,323,000	USD	964,710	Standard Chartered Bank	3/27/20	—	(11,847)

USD	3,787,879	OMR	1,500,000	Credit Agricole Corporate and Investment Bank	4/6/20	—	(99,338)

UGX	1,574,165,000	USD	390,709	Standard Chartered Bank	4/14/20	18,154	—

UGX	3,849,800,000	USD	959,093	Citibank, N.A.	4/20/20	39,528	—

EGP	18,550,000	USD	971,459	Goldman Sachs International	4/21/20	128,705	—

EGP	56,500,000	USD	2,958,115	HSBC Bank USA, N.A.	4/21/20	392,788	—

EGP	147,335,000	USD	7,734,121	Goldman Sachs International	5/7/20	968,027	—

EGP	136,520,000	USD	7,185,263	Societe Generale	5/13/20	865,010	—

AED	14,203,000	USD	3,863,185	Standard Chartered Bank	5/21/20	1,334	—

USD	3,854,797	AED	14,203,000	Standard Chartered Bank	5/21/20	—	(9,722)

USD	4,904,943	OMR	1,935,000	Standard Chartered Bank	5/21/20	—	(105,111)

USD	605,446	GHS	3,669,000	ICBC Standard Bank plc	5/22/20	—	(13,326)

USD	1,222,772	GHS	7,410,000	ICBC Standard Bank plc	5/22/20	—	(26,913)

USD	502,391	GHS	3,047,000	JPMorgan Chase Bank, N.A.	5/22/20	—	(11,481)

USD	1,243,931	GHS	7,532,000	JPMorgan Chase Bank, N.A.	5/22/20	—	(26,330)

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,518,294	GHS	9,254,000	ICBC Standard Bank plc	5/26/20	$—	$(39,335)

USD	494,042	GHS	3,039,000	JPMorgan Chase Bank, N.A.	5/29/20	—	(16,734)

USD	249,552	GHS	1,531,000	Standard Chartered Bank	5/29/20	—	(7,769)

USD	624,544	GHS	3,855,000	JPMorgan Chase Bank, N.A.	6/3/20	—	(21,806)

USD	2,036,846	GHS	12,659,000	Standard Chartered Bank	6/4/20	—	(84,601)

USD	765,133	GHS	4,740,000	JPMorgan Chase Bank, N.A.	6/8/20	—	(27,676)

USD	1,288,382	GHS	7,901,000	Standard Chartered Bank	6/8/20	—	(33,134)

UGX	3,554,626,000	USD	880,076	Standard Chartered Bank	6/15/20	26,890	—

USD	1,259,464	GHS	7,752,000	Standard Chartered Bank	6/15/20	—	(32,748)

USD	741,998	GHS	4,567,000	JPMorgan Chase Bank, N.A.	6/17/20	—	(18,558)

USD	739,595	GHS	4,567,000	Standard Chartered Bank	6/19/20	—	(20,229)

USD	1,035,855	GHS	6,298,000	JPMorgan Chase Bank, N.A.	6/22/20	—	(10,447)

UGX	3,964,490,000	USD	989,391	Citibank, N.A.	6/26/20	18,619	—

USD	936,339	GHS	5,795,000	JPMorgan Chase Bank, N.A.	6/26/20	—	(24,549)

UGX	19,325,459,000	USD	4,845,295	Standard Chartered Bank	7/2/20	59,046	—

USD	1,302,249	GHS	7,985,000	Citibank, N.A.	7/2/20	—	(17,965)

UGX	16,955,721,000	USD	4,258,092	Standard Chartered Bank	7/10/20	33,983	—

USD	1,284,910	GHS	7,872,000	JPMorgan Chase Bank, N.A.	7/13/20	—	(9,799)

BRL	38,197,000	USD	9,913,653	Standard Chartered Bank	7/23/20	—	(522,506)

USD	9,910,408	BRL	38,197,000	Standard Chartered Bank	7/23/20	519,261	—

UGX	2,576,770,000	USD	645,807	Citibank, N.A.	8/10/20	10	—

UGX	3,610,435,000	USD	907,829	Standard Chartered Bank	8/14/20	—	(4,189)

USD	4,940,466	OMR	1,946,000	Deutsche Bank AG	8/27/20	—	(85,848)

USD	5,479,625	OMR	2,165,000	BNP Paribas	2/16/21	—	(83,014)

USD	46,099,201	OMR	18,170,000	Standard Chartered Bank	3/10/21	—	(554,074)

USD	23,189,500	OMR	9,138,750	Standard Chartered Bank	3/29/21	—	(261,355)

USD	23,457,728	AED	86,430,000	BNP Paribas	4/5/21	—	(17,454)

USD	100,000,000	AED	368,410,000	Credit Agricole Corporate and Investment Bank	4/5/21	—	(63,542)

USD	6,889,064	AED	25,380,000	BNP Paribas	4/8/21	—	(4,246)

USD	13,779,125	AED	50,749,895	BNP Paribas	4/8/21	—	(4,750)

USD	77,166,210	AED	284,180,000	Standard Chartered Bank	4/8/21	—	(18,217)

USD	61,323,814	AED	225,892,400	Standard Chartered Bank	4/8/21	—	(29,467)

USD	9,084,659	OMR	3,568,000	BNP Paribas	4/8/21	—	(68,318)

USD	7,091,855	OMR	2,781,000	Standard Chartered Bank	4/26/21	—	(38,266)

USD	17,461,490	OMR	6,858,000	Standard Chartered Bank	5/27/21	—	(104,696)

USD	9,440,346	OMR	3,711,000	BNP Paribas	7/6/21	—	(53,340)

USD	9,949,641	OMR	3,912,000	Standard Chartered Bank	7/6/21	—	(58,254)

USD	8,422,392	OMR	3,310,000	BNP Paribas	7/19/21	—	(42,040)

USD	35,093,372	OMR	13,793,450	Standard Chartered Bank	8/9/21	—	(156,836)

						$28,501,153	$(37,314,712)

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

WTI Crude Oil	638	Long	4/20/20	$34,011,780	$1,004,012

WTI Crude Oil	637	Short	12/18/19	(34,557,250)	(1,094,848)

Equity Futures

MSCI Taiwan Index	235	Long	11/28/19	10,058,399	74,424

SPI 200 Index	102	Long	12/19/19	11,659,555	(67,013)

TOPIX Index	131	Long	12/12/19	20,096,717	1,403,227

Interest Rate Futures

Euro-Bobl	256	Short	12/6/19	(38,436,261)	437,108

Euro-Bund	53	Short	12/6/19	(10,152,885)	164,451

U.S. 2-Year Treasury Note	503	Short	12/31/19	(108,447,586)	235,781

U.S. 5-Year Treasury Note	898	Short	12/31/19	(107,044,406)	673,500

U.S. Ultra-Long Treasury Bond	12	Short	12/19/19	(2,277,000)	(65,303)

					$2,765,339

WTI:  West Texas Intermediate.

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	13,634	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	$(1,090,610)

EUR	13,669	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	(1,138,445)

EUR	13,346	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	(1,155,637)

EUR	13,427	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	(1,241,356)

EUR	13,634	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	2,259,266

EUR	13,669	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	2,281,384

EUR	13,346	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	2,320,638

EUR	13,427	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	2,596,344

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	1,231	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	$310,928

USD	74,987	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.73% (pays upon termination)	6/21/24	(512,448)

USD	36,990	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.88% (pays upon termination)	7/15/24	(559,775)

USD	3,927	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	(422,840)

USD	6,107	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	(594,639)

USD	6,072	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	(620,254)

USD	6,054	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	(624,039)

USD	5,275	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	(670,129)

							$1,138,388

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

AUD	7,000	Receives	6 Month AUD LIBOR (pays semi-annually)	1.11% (pays semi-annually)	8/22/29	$71,462	$—	$71,462

AUD	25,000	Receives	6 Month AUD LIBOR (pays semi-annually)	1.11% (pays semi-annually)	8/22/29	256,860	—	256,860

AUD	31,000	Receives	6 Month AUD LIBOR (pays semi-annually)	1.10% (pays semi-annually)	8/22/29	334,745	—	334,745

AUD	42,000	Receives	6 Month AUD LIBOR (pays semi-annually)	1.10% (pays semi-annually)	8/22/29	459,025	—	459,025

CAD	155,500	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.80% (pays semi-annually)	6/11/24	(19,496)	—	(19,496)

CNY	102,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	52,832	—	52,832

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	102,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	$51,309	$—	$51,309

CNY	163,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	86,937	—	86,937

CNY	306,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	153,927	—	153,927

CNY	29,590	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(34,466)	—	(34,466)

CNY	59,180	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(69,864)	—	(69,864)

CNY	59,180	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(70,610)	—	(70,610)

CNY	78,906	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(95,638)	—	(95,638)

CNY	90,742	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(105,694)	—	(105,694)

CNY	118,359	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(139,727)	—	(139,727)

CNY	39,453	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.87% (pays quarterly)	6/10/24	(54,679)	—	(54,679)

CNY	77,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.96% (pays quarterly)	6/12/24	(65,506)	—	(65,506)

CNY	147,200	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.95% (pays quarterly)	6/12/24	(134,502)	—	(134,502)

CNY	180,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.94% (pays quarterly)	6/12/24	(170,143)	—	(170,143)

CNY	231,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.94% (pays quarterly)	6/12/24	(220,825)	—	(220,825)

CNY	42,255	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.22% (pays quarterly)	6/19/24	32,552	—	32,552

CNY	147,945	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.22% (pays quarterly)	6/19/24	113,973	—	113,973

CNY	111,819	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.67% (pays quarterly)	8/12/24	(310,892)	—	(310,892)

CNY	196,330	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.67% (pays quarterly)	8/12/24	(555,618)	—	(555,618)

EUR	2,713	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(55,225)	7,293	(47,932)

EUR	7,400	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(430,764)	175,680	(255,084)

EUR	2,800	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	7/23/24	3,001	—	3,001

EUR	7,139	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	95,961	(3)	95,958

EUR	2,500	Receives	6-month EURIBOR (pays semi-annually)	0.45% (pays annually)	8/26/24	22,856	(3)	22,853

EUR	1,000	Receives	6-month EURIBOR (pays semi-annually)	(0.52)% (pays annually)	8/30/24	13,300	(19)	13,281

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	2,500	Receives	6-month EURIBOR (pays semi-annually)	(0.46)% (pays annually)	9/12/24	$24,409	$—	$24,409

EUR	3,813	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(51,104)	42,356	(8,748)

EUR	6,627	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(86,486)	26,771	(59,715)

EUR	6,421	Receives	6-month EURIBOR (pays semi-annually)	(0.05)% (pays annually)	8/6/29	33,512	(6)	33,506

EUR	7,000	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	58,607	(7)	58,600

EUR	4,728	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	86,286	2	86,288

GBP	23,102	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(1,871,555)	—	(1,871,555)

GBP	26,040	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(2,111,115)	—	(2,111,115)

HUF	2,635,868	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	12/13/21	(258,796)	—	(258,796)

HUF	6,043,740	Receives	6-month HUF BUBOR (pays semi-annually)	1.44% (pays annually)	1/13/22	(688,202)	—	(688,202)

HUF	2,129,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.15% (pays annually)	3/13/23	(201,395)	—	(201,395)

HUF	558,039	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	6/18/23	(102,154)	—	(102,154)

HUF	964,125	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	(226,922)	—	(226,922)

HUF	957,698	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	(269,155)	—	(269,155)

HUF	2,436,021	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	(654,307)	—	(654,307)

HUF	1,218,150	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	(321,857)	—	(321,857)

HUF	3,015,613	Receives	6-month HUF BUBOR (pays semi-annually)	2.06% (pays annually)	10/28/26	(786,358)	—	(786,358)

HUF	1,825,240	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	(609,100)	—	(609,100)

HUF	1,222,117	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	(440,385)	—	(440,385)

HUF	1,198,308	Receives	6-month HUF BUBOR (pays semi-annually)	2.15% (pays annually)	11/7/26	(420,120)	—	(420,120)

HUF	1,190,373	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	11/8/26	(407,641)	—	(407,641)

HUF	3,277,496	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	(1,141,470)	—	(1,141,470)

HUF	2,735,497	Receives	6-month HUF BUBOR (pays semi-annually)	2.97% (pays annually)	6/18/28	(1,517,246)	—	(1,517,246)

JPY	425,700	Receives	6-month JPY-LIBOR (pays semi-annually)	0.86% (pays semi-annually)	6/19/47	(653,024)	—	(653,024)

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

JPY	914,788	Receives	6-month JPY-LIBOR (pays semi-annually)	0.85% (pays semi-annually)	6/19/47	$(1,396,295)	$—	$(1,396,295)

MXN	1,062,440	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.06% (pays monthly)	7/30/29	1,761,073	—	1,761,073

MXN	410,080	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.90% (pays monthly)	8/3/29	434,416	—	434,416

NZD	30,800	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	4/28/27	(3,082,571)	—	(3,082,571)

NZD	95,900	Receives	3-month NZD Bank Bill (pays quarterly)	3.17% (pays semi-annually)	6/26/27	(9,303,979)	—	(9,303,979)

NZD	39,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(3,855,020)	—	(3,855,020)

NZD	39,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(3,860,095)	—	(3,860,095)

NZD	11,120	Receives	3-month NZD Bank Bill (pays quarterly)	2.49% (pays semi-annually)	2/22/29	(739,906)	—	(739,906)

NZD	13,700	Receives	3-month NZD Bank Bill (pays quarterly)	2.50% (pays semi-annually)	2/22/29	(917,499)	—	(917,499)

PLN	38,447	Pays	6-month PLN WIBOR (pays semi-annually)	2.41% (pays annually)	12/13/21	289,159	—	289,159

PLN	98,984	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	1/13/22	761,977	—	761,977

PLN	8,210	Pays	6-month PLN WIBOR (pays semi-annually)	2.53% (pays annually)	6/18/23	66,071	—	66,071

PLN	35,503	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	277,560	—	277,560

PLN	12,853	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	113,259	—	113,259

PLN	47,555	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	435,334	—	435,334

PLN	13,591	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	168,261	—	168,261

PLN	13,817	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	166,320	—	166,320

PLN	20,724	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	245,917	—	245,917

PLN	17,423	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	209,680	—	209,680

PLN	43,554	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/28/26	516,710	—	516,710

PLN	26,131	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	328,147	—	328,147

PLN	17,423	Pays	6-month PLN WIBOR (pays semi-annually)	2.54% (pays annually)	11/7/26	308,056	—	308,056

PLN	17,421	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	11/8/26	294,219	—	294,219

PLN	9,965	Pays	6-month PLN WIBOR (pays semi-annually)	3.14% (pays annually)	2/7/28	320,090	(35,101)	284,989

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	6,154	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/18/28	$167,272	$—	$167,272

SGD	71,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.45% (pays semi-annually)	10/22/23	1,951,028	—	1,951,028

SGD	19,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	519,537	—	519,537

SGD	50,640	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.08% (pays semi-annually)	12/13/23	913,515	—	913,515

SGD	53,070	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.09% (pays semi-annually)	12/13/23	938,713	—	938,713

SGD	9,469	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	12,879	—	12,879

SGD	10,652	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.57% (pays semi-annually)	8/14/24	21,095	—	21,095

SGD	10,653	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	20,154	—	20,154

SGD	10,889	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	13,845	—	13,845

SGD	15,387	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.57% (pays semi-annually)	8/14/24	30,473	—	30,473

USD	2,100	Receives	3-month USD-LIBOR (pays quarterly)	2.30% (pays semi-annually)	1/30/20	(13,729)	—	(13,729)

USD	16,017	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	9/15/22	(138,715)	—	(138,715)

USD	4,853	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(151,134)	—	(151,134)

USD	5,290	Receives	3-month USD-LIBOR (pays quarterly)	2.37% (pays semi-annually)	4/3/24	(199,076)	—	(199,076)

USD	1,650	Receives	3-month USD-LIBOR (pays quarterly)	2.15% (pays semi-annually)	5/17/24	(57,101)	—	(57,101)

USD	5,910	Receives	3-month USD-LIBOR (pays quarterly)	2.04% (pays semi-annually)	5/31/24	(174,992)	—	(174,992)

USD	2,470	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	6/14/24	(53,722)	—	(53,722)

USD	186	Receives	3-month USD-LIBOR (pays quarterly)	1.75% (pays semi-annually)	7/5/24	(2,977)	—	(2,977)

USD	885	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	7/11/24	(18,143)	—	(18,143)

USD	2,455	Receives	3-month USD-LIBOR (pays quarterly)	1.85% (pays semi-annually)	7/15/24	(52,062)	—	(52,062)

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	350	Receives	3-month USD-LIBOR (pays quarterly)	1.80% (pays semi-annually)	7/22/24	$(6,642)	$—	$(6,642)

USD	11,500	Receives	3-month USD-LIBOR (pays quarterly)	1.78% (pays semi-annually)	7/29/24	(207,836)	—	(207,836)

USD	750	Receives	3-month USD-LIBOR (pays quarterly)	1.40% (pays semi-annually)	8/23/24	3,942	—	3,942

USD	47,201	Receives	3-month USD-LIBOR (pays quarterly)	2.18% (pays semi-annually)	9/19/27	(2,204,522)	—	(2,204,522)

USD	10,813	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(534,620)	447,837	(86,783)

USD	6,200	Receives	3-month USD-LIBOR (pays quarterly)	1.96% (pays semi-annually)	7/29/29	(235,020)	—	(235,020)

USD	10,500	Receives	3-month USD-LIBOR (pays quarterly)	1.96% (pays semi-annually)	7/29/29	(402,402)	—	(402,402)

USD	40,340	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/13/29	152,726	—	152,726

USD	16,365	Receives	3-month USD-LIBOR (pays quarterly)	1.42% (pays semi-annually)	8/19/29	289,283	—	289,283

USD	2,706	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	8/29/29	50,576	—	50,576

USD	1,348	Receives	3-month USD-LIBOR (pays quarterly)	1.35% (pays semi-annually)	9/6/29	32,313	—	32,313

USD	1,290	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	9/9/29	17,202	—	17,202

USD	4,575	Receives	3-month USD-LIBOR (pays quarterly)	1.47% (pays semi-annually)	9/9/29	56,349	—	56,349

USD	235	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	9/10/29	2,576	—	2,576

USD	7,194	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	9/16/29	(20,245)	—	(20,245)

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	9/19/29	(5,442)	—	(5,442)

USD	682	Receives	3-month USD-LIBOR (pays quarterly)	1.67% (pays semi-annually)	10/22/29	(4,262)	—	(4,262)

USD	3,543	Receives	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	10/22/29	(30,324)	—	(30,324)

USD	1,629	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	7/3/38	(135,045)	—	(135,045)

USD	47,226	Pays	3-month USD-LIBOR (pays quarterly)	2.07% (pays semi-annually)	7/3/38	466,965	—	466,965

USD	2,895	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/5/38	(236,978)	—	(236,978)

USD	2,895	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	(243,848)	—	(243,848)

USD	3,763	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	(316,811)	—	(316,811)

USD	20,450	Pays	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	7/5/38	(216,873)	—	(216,873)

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	4,052		Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/6/38	$(332,300)	$—	$(332,300)

USD	6,233		Receives	3-month USD-LIBOR (pays quarterly)	2.97% (pays semi-annually)	7/7/38	(504,213)	—	(504,213)

USD	23,596		Pays	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	7/7/38	(541,476)	—	(541,476)

USD	13,700		Receives	3-month USD-LIBOR (pays quarterly)	3.04% (pays semi-annually)	12/21/38	(1,173,323)	—	(1,173,323)

USD	10,359		Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	3/27/39	(684,625)	(12,456)	(697,081)

USD	12,266		Pays	3-month USD-LIBOR (pays quarterly)	2.55% (pays semi-annually)	3/28/39	568,594	—	568,594

USD	13,741		Receives	3-month USD-LIBOR (pays quarterly)	2.81% (pays semi-annually)	3/28/39	(915,578)	—	(915,578)

USD	23,460		Receives	3-month USD-LIBOR (pays quarterly)	2.81% (pays semi-annually)	3/28/39	(1,559,507)	—	(1,559,507)

USD	40,887		Pays	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	3/28/39	1,857,066	—	1,857,066

USD	3,372		Receives	3-month USD-LIBOR (pays quarterly)	2.78% (pays semi-annually)	4/4/39	(216,173)	—	(216,173)

USD	3,138		Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	4/18/39	(241,911)	—	(241,911)

USD	6,276		Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	4/18/39	(482,600)	—	(482,600)

USD	24,672		Pays	3-month USD-LIBOR (pays quarterly)	2.08% (pays semi-annually)	4/18/39	244,330	—	244,330

USD	1,569		Receives	3-month USD-LIBOR (pays quarterly)	2.93% (pays semi-annually)	4/20/39	(118,800)	—	(118,800)

USD	2,039		Receives	3-month USD-LIBOR (pays quarterly)	2.93% (pays semi-annually)	4/20/39	(154,546)	—	(154,546)

USD	10,794		Pays	3-month USD-LIBOR (pays quarterly)	1.77% (pays semi-annually)	4/20/39	(157,980)	—	(157,980)

USD	1,255		Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	5/2/39	(93,962)	—	(93,962)

USD	1,883		Receives	3-month USD-LIBOR (pays quarterly)	2.91% (pays semi-annually)	5/3/39	(140,938)	—	(140,938)

USD	6,785		Pays	3-month USD-LIBOR (pays quarterly)	1.99% (pays semi-annually)	5/4/39	18,129	—	18,129

USD	18,263		Receives	3-month USD-LIBOR (pays quarterly)	2.52% (pays semi-annually)	6/4/39	(800,305)	—	(800,305)

USD	7,887		Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	8/7/39	(131,690)	—	(131,690)

USD	23,662		Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	8/7/39	(396,895)	—	(396,895)

USD	0	(1)	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	6/15/46	(21)	12	(9)

USD	8,500		Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	(1,749,667)	1,474,009	(275,658)

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	8,500	Pays	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	$1,749,697	$(1,627,396)	$122,301

USD	6,032	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	4/4/49	(694,043)	—	(694,043)

USD	10,054	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	4/4/49	(1,157,531)	—	(1,157,531)

USD	16,757	Pays	3-month USD-LIBOR (pays quarterly)	2.52% (pays semi-annually)	4/4/49	1,428,532	—	1,428,532

USD	2,197	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	4/5/49	(274,503)	—	(274,503)

USD	10,041	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	4/5/49	(1,255,994)	—	(1,255,994)

USD	13,406	Pays	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	4/5/49	(516,691)	—	(516,691)

USD	7,815	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(745,146)	—	(745,146)

USD	1,062	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	8/27/49	20,600	—	20,600

USD	1,226	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	26,935	—	26,935

USD	1,700	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	59,404	—	59,404

USD	3,310	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/29/49	175,939	—	175,939

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	8/30/49	36,150	—	36,150

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	1.58% (pays semi-annually)	9/3/49	15,110	—	15,110

USD	3,590	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	122,621	—	122,621

USD	2,390	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	54,852	—	54,852

USD	550	Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	9/13/49	(1,394)	—	(1,394)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	9/20/49	(4,687)	—	(4,687)

USD	3,351	Receives	3-month USD-LIBOR (pays quarterly)	2.65% (pays semi-annually)	4/4/59	(514,997)	—	(514,997)

USD	6,368	Receives	3-month USD-LIBOR (pays quarterly)	2.64% (pays semi-annually)	4/4/59	(969,298)	—	(969,298)

Total						$(40,014,516)	$498,969	$(39,515,547)

(1)	Notional amount is less than USD 500.

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLP	25,665,399	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.72% (pays semi-annually)	6/27/24	$(972,292)

Goldman Sachs International	CLP	5,133,080	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.77% (pays semi-annually)	7/1/24	(209,198)

Goldman Sachs International	CLP	10,266,160	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.73% (pays semi-annually)	7/8/24	(392,735)

Goldman Sachs International	CLP	38,498,099	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.71% (pays semi-annually)	7/10/24	(1,419,967)

Goldman Sachs International	CLP	15,765,888	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.69% (pays semi-annually)	7/11/24	(555,174)

Goldman Sachs International	CLP	5,133,080	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.46% (pays semi-annually)	7/23/24	(103,048)

Goldman Sachs International	CLP	20,898,950	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.44% (pays semi-annually)	7/26/24	(383,586)

Goldman Sachs International	CLP	6,653,230	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.12% (pays semi-annually)	8/22/24	20,180

Morgan Stanley & Co. International PLC	CLP	15,052,150	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.13% (pays semi-annually)	8/19/24	34,793

							$(3,981,027)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Indonesia	$48,625	1.00% (pays quarterly)	12/20/24	0.77%	$612,853	$(284,064)	$328,789

Total	$48,625				$612,853	$(284,064)	$328,789

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$184,080	1.00% (pays quarterly)(1)	12/20/24	$(5,296,665)	$4,640,306	$(656,359)

Markit CDX Emerging Markets Index (CDX.EM.31.V1)	3,000	1.00% (pays quarterly)(1)	6/20/24	117,454	(81,466)	35,988

Qatar	119,079	1.00% (pays quarterly)(1)	12/20/22	(2,953,110)	3,980	(2,949,130)

Qatar	12,396	1.00% (pays quarterly)(1)	12/20/23	(343,811)	94,678	(249,133)

Russia	103,173	1.00% (pays quarterly)(1)	12/20/24	(1,311,199)	903,037	(408,162)

South Africa	32,140	1.00% (pays quarterly)(1)	9/20/22	177,263	281,123	458,386

Total				$(9,610,068)	$5,841,658	$(3,768,410)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Indonesia	Bank of America, N.A.	$5,055	1.00% (pays quarterly)(1)	12/20/24	0.77%	$63,712	$(31,608)	$32,104

Indonesia	BNP Paribas	31,925	1.00% (pays quarterly)(1)	12/20/24	0.77	402,372	(199,624)	202,748

Indonesia	Citibank, N.A.	2,475	1.00% (pays quarterly)(1)	12/20/24	0.77	31,194	(15,476)	15,718

Indonesia	Goldman Sachs International	5,450	1.00% (pays quarterly)(1)	12/20/24	0.77	68,690	(32,761)	35,929

Indonesia	HSBC Bank USA, N.A.	34,050	1.00% (pays quarterly)(1)	12/20/24	0.77	429,155	(204,679)	224,476

Indonesia	JPMorgan Chase Bank, N.A.	17,650	1.00% (pays quarterly)(1)	12/20/24	0.77	222,455	(101,831)	120,624

Total		$96,605				$1,217,578	$(585,979)	$631,599

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Croatia	Barclays Bank PLC	$4,520	1.00% (pays quarterly)(1)	3/20/20	$(19,950)	$(25,003)	$(44,953)

Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(19,950)	(25,032)	(44,982)

Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(19,950)	(25,729)	(45,679)

Croatia	Barclays Bank PLC	9,040	1.00% (pays quarterly)(1)	3/20/20	(39,900)	(49,962)	(89,862)

Croatia	BNP Paribas	1,500	1.00% (pays quarterly)(1)	3/20/20	(6,621)	(9,513)	(16,134)

Croatia	BNP Paribas	2,340	1.00% (pays quarterly)(1)	3/20/20	(10,328)	(13,291)	(23,619)

Croatia	BNP Paribas	2,760	1.00% (pays quarterly)(1)	3/20/20	(12,182)	(15,063)	(27,245)

Croatia	BNP Paribas	6,250	1.00% (pays quarterly)(1)	3/20/20	(27,585)	(39,581)	(67,166)

Croatia	Citibank, N.A.	1,660	1.00% (pays quarterly)(1)	3/20/20	(7,327)	(9,136)	(16,463)

Croatia	Citibank, N.A.	4,260	1.00% (pays quarterly)(1)	3/20/20	(18,802)	(24,507)	(43,309)

Croatia	Citibank, N.A.	10,000	1.00% (pays quarterly)(1)	3/20/20	(44,137)	(60,392)	(104,529)

Croatia	Citibank, N.A.	167	1.00% (pays quarterly)(1)	6/20/20	(1,083)	(1,532)	(2,615)

Croatia	Citibank, N.A.	1,000	1.00% (pays quarterly)(1)	6/20/20	(6,473)	(9,384)	(15,857)

Croatia	Goldman Sachs International	2,210	1.00% (pays quarterly)(1)	3/20/20	(9,754)	(12,553)	(22,307)

Croatia	Goldman Sachs International	3,410	1.00% (pays quarterly)(1)	3/20/20	(15,051)	(19,388)	(34,439)

Croatia	Goldman Sachs International	1,700	1.00% (pays quarterly)(1)	6/20/20	(11,004)	(16,006)	(27,010)

Egypt	Citibank, N.A.	50	1.00% (pays quarterly)(1)	6/20/20	95	(370)	(275)

Egypt	Citibank, N.A.	4,550	1.00% (pays quarterly)(1)	6/20/20	8,637	(32,048)	(23,411)

Egypt	Deutsche Bank AG	5,100	1.00% (pays quarterly)(1)	6/20/20	9,682	(31,940)	(22,258)

Egypt	Deutsche Bank AG	4,550	1.00% (pays quarterly)(1)	6/20/20	8,637	(32,243)	(23,606)

Egypt	Deutsche Bank AG	4,600	1.00% (pays quarterly)(1)	6/20/20	8,732	(32,554)	(23,822)

Oman	Bank of America, N.A.	20,851	1.00% (pays quarterly)(1)	6/20/22	597,221	(548,755)	48,466

Oman	Bank of America, N.A.	16,680	1.00% (pays quarterly)(1)	12/20/22	623,120	(563,565)	59,555

Qatar	Goldman Sachs International	10	1.00% (pays quarterly)(1)	12/20/20	(114)	(29)	(143)

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	Goldman Sachs International	$1,660	1.00% (pays quarterly)(1)	12/20/20	$(18,943)	$(8,912)	$(27,855)

Qatar	Goldman Sachs International	9,740	1.00% (pays quarterly)(1)	12/20/20	(111,150)	(35,573)	(146,723)

Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	(102,622)	(5,229)	(107,851)

Qatar	Goldman Sachs International	3,090	1.00% (pays quarterly)(1)	9/20/24	(86,448)	1,293	(85,155)

Qatar	Nomura International PLC	9,620	1.00% (pays quarterly)(1)	9/20/24	(269,136)	16,115	(253,021)

South Africa	Bank of America, N.A.	16,100	1.00% (pays quarterly)(1)	9/20/22	88,797	(348,116)	(259,319)

South Africa	Bank of America, N.A.	20,830	1.00% (pays quarterly)(1)	9/20/22	114,884	(471,718)	(356,834)

South Africa	Bank of America, N.A.	29,280	1.00% (pays quarterly)(1)	9/20/22	161,489	(598,726)	(437,237)

South Africa	Bank of America, N.A.	19,900	1.00% (pays quarterly)(1)	9/20/22	109,755	(567,012)	(457,257)

South Africa	Goldman Sachs International	10,690	1.00% (pays quarterly)(1)	9/20/22	58,959	(294,629)	(235,670)

South Africa	Goldman Sachs International	8,022	1.00% (pays quarterly)(1)	12/20/22	62,366	(244,287)	(181,921)

South Africa	Goldman Sachs International	16,600	1.00% (pays quarterly)(1)	12/20/28	1,942,737	(2,100,164)	(157,427)

South Africa	HSBC Bank USA, N.A.	7,300	1.00% (pays quarterly)(1)	12/20/22	56,753	(213,477)	(156,724)

South Africa	HSBC Bank USA, N.A.	23,540	1.00% (pays quarterly)(1)	6/20/29	2,942,202	(2,866,871)	75,331

South Africa	Nomura International PLC	7,068	1.00% (pays quarterly)(1)	12/20/22	54,949	(211,825)	(156,876)

Ukraine	Barclays Bank PLC	3,441	5.00% (pays quarterly)(1)	12/20/24	(111,038)	88,798	(22,240)

Ukraine	Barclays Bank PLC	3,442	5.00% (pays quarterly)(1)	12/20/24	(111,038)	51,497	(59,541)

Total					$5,768,429	$(9,406,412)	$(3,637,983)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2019, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $145,230,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)†		Portfolio Receives	Portfolio Pays	Termination Date	Value/ Unrealized Appreciation (Depreciation)

Citibank, N.A.		50,400	Excess Return on Bloomberg Commodity 4 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	11/20/19	$144,626

Citibank, N.A.		43,200	Excess Return on Bloomberg Commodity 5 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	11/20/19	278,872

Citibank, N.A.		39,600	Excess Return on Bloomberg Commodity 6 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	11/20/19	243,007

JPMorgan Chase Bank, N.A.	CNY	26,363	Total Return on CSI 500 Index (pays quarterly)	3-month USD-LIBOR minus 13.25% on $3,715,807 (pays quarterly)	11/12/19	274,332

JPMorgan Chase Bank, N.A.	CNY	63,409	Total Return on CSI 500 Index (pays annually)	3-month USD-LIBOR minus 11.00% on $8,948,243 (pays annually)	1/17/20	(50,440)

						$890,397

†	Notional amount is stated in USD unless otherwise noted.

Cross-Currency Swaps

Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF	865	CLP	24,109,564	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.07% (pays semi-annually)	6/27/24	$946,268

Goldman Sachs International	CLF	172	CLP	4,809,394	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.10% (pays semi-annually)	7/1/24	193,514

Goldman Sachs International	CLF	345	CLP	9,632,227	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.05% (pays semi-annually)	7/8/24	344,194

Goldman Sachs International	CLF	1,297	CLP	36,252,622	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.03% (pays semi-annually)	7/10/24	1,247,538

Goldman Sachs International	CLF	513	CLP	14,348,714	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.03% (pays semi-annually)	7/11/24	464,754

Goldman Sachs International	CLF	172	CLP	4,817,073	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.21)% (pays semi-annually)	7/23/24	89,334

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF	686	CLP	19,176,018	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.24)% (pays semi-annually)	7/26/24	$327,019

Goldman Sachs International	CLF	222	CLP	6,200,509	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.51)% (pays semi-annually)	8/22/24	(6,333)

Morgan Stanley & Co. International PLC	CLF	521	CLP	14,569,484	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.49)% (pays semi-annually)	8/19/24	5,574

								$3,611,862

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

OMO	–	Open Market Operation

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

CRC	–	Costa Rican Colon

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

GHS	–	Ghanaian Cedi

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

LKR	–	Sri Lankan Rupee

MAD	–	Moroccan Dirham

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NGN	–	Nigerian Naira

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PHP	–	Philippine Peso

PKR	–	Pakistani Rupee

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

XOF	–	West African CFA Franc

ZAR	–	South African Rand

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $2,664,212,700)	$2,728,173,541

Affiliated investment, at value (identified cost, $559,088,431)	559,146,895

Cash	10,695,372

Deposits for derivatives collateral —

Futures contracts	1,121,753

Centrally cleared derivatives	126,526,666

OTC derivatives	1,940,000

Foreign currency, at value (identified cost, $27,932,247)	26,519,462

Interest and dividends receivable	45,110,762

Dividends receivable from affiliated investment	848,323

Receivable for investments sold	90,196,485

Receivable for open forward foreign currency exchange contracts	28,501,153

Receivable for open swap contracts	5,428,956

Upfront payments on open non-centrally cleared swap contracts	10,150,094

Receivable for closed swap contracts	1,657,689

Total assets	$3,636,017,151

Liabilities

Cash collateral due to brokers	$1,940,000

Payable for investments purchased	20,469,033

Payable for variation margin on open futures contracts	465,214

Payable for variation margin on open centrally cleared derivatives	2,378,747

Payable for open forward foreign currency exchange contracts	37,314,712

Payable for open swap contracts	7,914,108

Payable for closed swap contracts	1,735,561

Upfront receipts on open non-centrally cleared swap contracts	157,703

Payable to affiliates:

Investment adviser fee	1,666,223

Trustees’ fees	9,223

Accrued foreign capital gains taxes	152,855

Accrued expenses and other liabilities	2,086,989

Total liabilities	$76,290,368

Net Assets applicable to investors’ interest in Portfolio	$3,559,726,783

55	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest (net of foreign taxes, $8,320,174)	$231,538,781

Dividends (net of foreign taxes, $387,670)	2,155,590

Dividends from affiliated investment	6,332,719

Total investment income	$240,027,090

Expenses

Investment adviser fee	$21,635,792

Trustees’ fees and expenses	109,098

Custodian fee	3,073,641

Legal and accounting services	427,113

Interest expense and fees	311,856

Miscellaneous	109,653

Total expenses	$25,667,153

Net investment income	$214,359,937

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $712,651)	$(37,766,683)

Investment transactions — affiliated investment	(23,093)

Written options	349,078

Futures contracts	(24,991,063)

Swap contracts	(95,595,476)

Foreign currency transactions	(490,210)

Forward foreign currency exchange contracts	42,321,841

Net realized loss	$(116,195,606)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $127,066)	$196,443,772

Investments — affiliated investment	91,926

Written options	11,003

Futures contracts	(550,397)

Swap contracts	(38,439,135)

Foreign currency	476,865

Forward foreign currency exchange contracts	(16,255,477)

Net change in unrealized appreciation (depreciation)	$141,778,557

Net realized and unrealized gain	$25,582,951

Net increase in net assets from operations	$239,942,888

56	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$214,359,937	$249,010,969

Net realized loss	(116,195,606)	(107,995,385)

Net change in unrealized appreciation (depreciation)	141,778,557	(275,559,933)

Net increase (decrease) in net assets from operations	$239,942,888	$(134,544,349)

Capital transactions —

Contributions	$146,704,921	$548,095,488

Withdrawals	(1,691,439,864)	(1,033,097,732)

Net decrease in net assets from capital transactions	$(1,544,734,943)	$(485,002,244)

Net decrease in net assets	$(1,304,792,055)	$(619,546,593)

Net Assets

At beginning of year	$4,864,518,838	$5,484,065,431

At end of year	$3,559,726,783	$4,864,518,838

57	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019		2018		2017		2016		2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.65	%(2)	0.70	%(3)	0.64	%(3)	0.64	%(3)	0.67	%(3)

Net investment income	5.41%		4.64%		4.14%		4.54%		4.37%

Portfolio Turnover	61%		78%		74%		65%		66%

Total Return	6.56%		(2.60)%		3.93%		5.06	%(4)	1.99%

Net assets, end of year (000’s omitted)	$3,559,727		$4,864,519		$5,484,065		$5,412,097		$4,751,608

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(3)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03% and 0.03% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

(4)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

58	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2019

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Global Macro Absolute Return Fund held an interest of 99.9% in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2019 were $7,060,857 or 0.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

59

Global Macro Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

60

Global Macro Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes

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in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the

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premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $21,635,792 or 0.55% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended October 31, 2019, BMR reimbursed the Portfolio $201,593 for net realized losses due to trading errors. The amount of the reimbursements had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,646,543,488	$2,541,145,395

U.S. Government and Agency Securities	210,578,785	630,938,032

	$1,857,122,273	$3,172,083,427

Included in purchases are the cost of securities purchased by the Portfolio from investment companies advised by EVM or its affiliates of $78,366,196. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

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4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,385,120,301

Gross unrealized appreciation	$25,524,748

Gross unrealized depreciation	(138,075,695)

Net unrealized depreciation	$(112,550,947)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Consolidated Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index futures contracts and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $42,488,071. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $15,628,833 at October 31, 2019.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or

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insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2019. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity		Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—		$—	$859,225	$169,445	$18,378,217	$19,406,887

Not applicable	1,004,012	*	907,570 *	1,477,651 *	17,668,787 *	31,965,605 *	53,023,625

Receivable for open forward foreign currency exchange contracts	—		—	—	28,501,153	—	28,501,153

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	666,505		8,066,593	274,332	—	3,673,168	12,680,598

Total Asset Derivatives	$1,670,517		$8,974,163	$2,611,208	$46,339,385	$54,016,990	$113,612,263

Derivatives not subject to master netting or similar agreements	$1,004,012		$907,570	$2,336,876	$17,668,787	$31,965,605	$53,882,850

Total Asset Derivatives subject to master netting or similar agreements	$666,505		$8,066,593	$274,332	$28,670,598	$22,051,385	$59,729,413

Not applicable	$(1,094,848	)*	$(9,904,785)*	$(67,013)*	$(19,103,909)*	$(69,396,196)*	$(99,566,751)

Payable for open forward foreign currency exchange contracts	—		—	—	(37,314,712)	—	(37,314,712)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—		(1,080,586)	(50,440)	—	(4,042,333)	(5,173,359)

Total Liability Derivatives	$(1,094,848)		$(10,985,371)	$(117,453)	$(56,418,621)	$(73,438,529)	$(142,054,822)

Derivatives not subject to master netting or similar agreements	$(1,094,848)		$(9,904,785)	$(67,013)	$(19,103,909)	$(69,396,196)	$(99,566,751)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(1,080,586)	$(50,440)	$(37,314,712)	$(4,042,333)	$(42,488,071)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$179,410	$(179,410)	$—	$—	$—	$—

Bank of America, N.A.	9,486,233	(352,449)	(4,003,272)	—	5,130,512	—

BNP Paribas	407,747	(342,740)	—	—	65,007	—

Citibank, N.A.	1,825,503	(179,357)	—	(979,641)	666,505	1,090,000

Credit Agricole Corporate and Investment Bank	72,847	(72,847)	—	—	—	—

Deutsche Bank AG	1,794,907	(1,794,907)	—	—	—	—

Goldman Sachs International	17,086,641	(17,086,641)	—	—	—	—

HSBC Bank USA, N.A.	3,822,264	—	(3,530,239)	—	292,025	—

ICBC Standard Bank plc	72,891	(72,891)	—	—	—	—

JPMorgan Chase Bank, N.A.	1,781,301	(1,781,301)	—	—	—	—

Morgan Stanley & Co. International PLC	13,001,089	—	(12,716,304)	—	284,785	—

Nomura International PLC	54,949	(54,949)	—	—	—	—

Societe Generale	865,010	—	—	(850,000)	15,010	850,000

Standard Chartered Bank	9,021,744	(9,021,744)	—	—	—	—

UBS AG	256,877	(36,375)	(220,502)	—	—	—

	$59,729,413	$(30,975,611)	$(20,470,317)	$(1,829,641)	$6,453,844	$1,940,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(278,828)	$179,410	$—	$—	$(99,418)	$—

Bank of America, N.A.	(352,449)	352,449	—	—	—	—

Barclays Bank PLC	(321,826)	—	270,928	—	(50,898)	—

BNP Paribas	(342,740)	342,740	—	—	—	—

Citibank, N.A.	(179,357)	179,357	—	—	—	—

Credit Agricole Corporate and Investment Bank	(264,844)	72,847	156,958	—	(35,039)	—

Deutsche Bank AG	(3,144,102)	1,794,907	1,349,195	—	—	—

Goldman Sachs International	(19,443,640)	17,086,641	2,356,999	—	—	—

ICBC Standard Bank plc	(79,574)	72,891	—	—	(6,683)	—

JPMorgan Chase Bank, N.A.	(2,379,343)	1,781,301	318,915	—	(279,127)	—

Nomura International PLC	(269,136)	54,949	210,944	—	(3,243)	—

Standard Chartered Bank	(15,337,472)	9,021,744	6,315,728	—	—	—

State Street Bank and Trust Company	(58,385)	—	—	—	(58,385)	—

UBS AG	(36,375)	36,375	—	—	—	—

	$(42,488,071)	$30,975,611	$10,979,667	$—	$(532,793)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$1,940,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

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(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$—	$(4,740,765)	$6,478,638	$1,737,873

Written options	—	—	—	349,078	—	349,078

Futures contracts	(78,388)	—	(160,999)	—	(24,751,676)	(24,991,063)

Swap contracts	607,992	(26,286,353)	1,983,211	—	(71,900,326)	(95,595,476)

Forward foreign currency exchange contracts	—	—	—	42,321,841	—	42,321,841

Total	$529,604	$(26,286,353)	$1,822,212	$37,930,154	$(90,173,364)	$(76,177,747)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$(2,586,006)	$(3,356,580)	$3,463,960	$(2,478,626)

Written options	—	—	—	11,003	—	11,003

Futures contracts	(90,836)	—	1,541,545	—	(2,001,106)	(550,397)

Swap contracts	(202,834)	(2,919,757)	1,085,115	—	(36,401,659)	(38,439,135)

Forward foreign currency exchange contracts	—	—	—	(16,255,477)	—	(16,255,477)

Total	$(293,670)	$(2,919,757)	$40,654	$(19,601,054)	$(34,938,805)	$(57,712,632)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Purchased Interest Rate Swaptions	Swap Contracts

$726,397,000	$1,180,668,000	$5,721,936,000	$489,167,000	$4,665,548,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately $252,136,000, $32,347,000 and 55 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

67

Global Macro Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $559,146,895, which represents 15.7% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$433,503,182	$2,437,755,580	$(2,312,180,700)	$(23,093)	$91,926	$559,146,895	$6,332,719	559,146,895

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$1,822,688,732	$—	$1,822,688,732

Foreign Corporate Bonds	—	113,082,574	8,847,671	121,930,245

Senior Floating-Rate Loans	—	—	2,900,719	2,900,719

Sovereign Loans	—	126,090,887	—	126,090,887

Credit Linked Notes	—	—	1,614,271	1,614,271

Asset-Backed Securities	—	30,193,757	—	30,193,757

Collateralized Mortgage Obligations	—	68,123,604	—	68,123,604

Mortgage Pass-Throughs	—	96,646,763	—	96,646,763

U.S. Treasury Obligations	—	1,618,799	—	1,618,799

U.S. Government Guaranteed Small Business Administration Loans	—	29,966,327	—	29,966,327

68

Global Macro Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks	$—	$95,156,849 **	$—	$95,156,849

Short-Term Investments —

Foreign Government Securities	—	246,463,967	—	246,463,967

U.S. Treasury Obligations	—	54,878,127	—	54,878,127

Repurchase Agreements	—	10,493,607	—	10,493,607

Other	—	559,146,895	—	559,146,895

Purchased Currency Options	—	169,445	—	169,445

Purchased Put Options	859,225	—	—	859,225

Purchased Interest Rate Swaptions	—	18,378,217	—	18,378,217

Total Investments	$859,225	$3,273,098,550	$13,362,661	$3,287,320,436

Forward Foreign Currency Exchange Contracts	$—	$46,169,940	$—	$46,169,940

Futures Contracts	2,514,852	1,477,651	—	3,992,503

Swap Contracts	—	44,042,933	—	44,042,933

Total	$3,374,077	$3,364,789,074	$13,362,661	$3,381,525,812

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(56,418,621)	$—	$(56,418,621)

Futures Contracts	(1,160,151)	(67,013)	—	(1,227,164)

Swap Contracts	—	(84,409,037)	—	(84,409,037)

Total	$(1,160,151)	$(140,894,671)	$—	$(142,054,822)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

69

Global Macro Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

70

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

71

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

72

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization:  the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

73

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Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041    10.31.19

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 70

Federal Tax Information	20

Management and Organization	71

Important Notices	74

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generally delivered strong performance during the 12 months ended October 31, 2019. Although stocks were volatile early in the period, major U.S. and international equity indexes finished the fiscal year with strong gains. Returns were also positive across investment-grade and higher yielding sectors of the fixed-income market, driven by a global trend of declining interest rates. Credit spreads generally narrowed on U.S. investment-grade corporate bonds and emerging market debt but widened on U.S. high yield securities.

Gold rose sharply during the year, while oil ended the period lower, as oil-price gains in the first 10 months of 2019 were not strong enough to offset steep losses in late 2018. The decline in oil prices contributed to a modest loss in the broad commodity market for the period. The U.S. dollar was essentially flat against a basket of foreign currencies, as measured by the ICE U.S. Dollar Index2.

The year was characterized by slowing global economic growth and escalation in the U.S.-China trade conflict. In response, major central banks shifted toward more accommodative policies to bolster their respective economies. After raising interest rates in December 2018, the U.S. Federal Reserve lowered rates three times from July through October 2019 and stopped reducing the size of its balance sheet. Many foreign central banks joined the Fed in cutting rates, including the European Central Bank, which also announced plans to restart bond purchases. Chinese authorities held interest rates steady but trimmed bank reserve requirements.

Global macroeconomic conditions were generally supportive of emerging markets during the period. As U.S. interest rates declined and as rates in several developed non-U.S. markets fell further into negative territory, emerging market yields became more attractive. In addition, although the global economy slowed, growth remained positive. Improving fundamentals in a number of emerging market countries contributed to the favorable backdrop.

Fund Performance

For its fiscal year ended October 31, 2019, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) returned 7.78% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index), which returned 2.40% for the year.

The Fund’s currency and interest rate exposures made the largest contributions to returns. Allocations to corporate credit and commodities also positively impacted results. The Fund’s limited exposure to equities was a detractor, as was exposure to sovereign credit.

By region, Eastern Europe was the top contributor to results. Long8 positions in Ukrainian sovereign credit and local currency bonds performed especially well, lifted by optimism that the country’s newly elected president would curb corruption and liberalize the economy. A long Serbian local bond position was another strong contributor. Serbia’s economy grew at a solid pace, and the government made progress on structural reforms that are reducing public debt and attracting foreign investment.

Investments in both Asia and the Middle East and Africa (MEA) region added value for the period. In the MEA region, the standout contributors were long positions in the Egyptian pound and Nigerian naira. These holdings benefited from the attractive yields on short-term instruments denominated in the pound and naira. In Asia, a long local bond position in Indonesia, a major oil importer, strengthened in response to oil-price weakness and the re-election of Indonesia’s president, a champion of market-friendly policies.

The Dollar Bloc (Canada, New Zealand and Australia) made a modest contribution to return due to exposure to New Zealand interest rates. Results in Western Europe were slightly negative, weighed down by a long position in the Norwegian krone.

Latin American investments were the main detractor during the fiscal year, driven by a long position in Argentine sovereign credit, which weakened as political uncertainty increased. In a mid-August primary, the country’s market-friendly president captured an unexpectedly low percentage of the vote, indicating he would likely lose re-election in October. Fund management had been trimming the position ahead of the primary and then closed it shortly thereafter, as uncertainty about the direction of future government policy heightened significantly. Long currency positions in Colombia and Brazil also detracted from returns over the period.

In addition to the long exposure to Argentine sovereign credit, the following positions were no longer in the Fund by period-end: long Ukrainian sovereign credit, long Indonesian local bond, and long Colombian peso.

The Fund utilizes derivatives extensively to both hedge select, undesired risk exposures as well as gain select, desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly detracted from returns versus the Index. Interest rate swaps used primarily to hedge the interest rate risk of certain bonds, and thereby limiting the Fund’s exposure to changes in interest rates, detracted from performance. Credit default swaps utilized to gain short9 exposure to certain sovereign credits — which also acted as hedges to other exposures in certain cases — were also a detractor from performance with those in Malaysia, Russia and South Africa most notable. Currency forwards utilized to gain both long and short exposure to select currencies around the world contributed to performance for the fiscal year with short exposures gained to the Korean won, euro, and New Zealand dollar the most notable.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/31/2010	08/31/2010	7.78%	3.00%	2.71%
Class A with 4.75% Maximum Sales Charge	—	—	2.71	1.99	2.16
Class C at NAV	08/31/2010	08/31/2010	7.12	2.28	2.01
Class C with 1% Maximum Sales Charge	—	—	6.12	2.28	2.01
Class I at NAV	08/31/2010	08/31/2010	8.18	3.33	3.02
Class R at NAV	12/01/2010	08/31/2010	7.55	2.81	2.52
Class R6 at NAV	05/31/2017	08/31/2010	8.07	3.38	3.05
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	2.40%	1.02%	0.60%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
Gross	1.55%	2.25%	1.25%	1.75%	1.20%
Net	1.42	2.12	1.12	1.62	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2010	$11,999	N.A.
Class I	$250,000	08/31/2010	$328,600	N.A.
Class R	$10,000	08/31/2010	$12,560	N.A.
Class R6	$1,000,000	08/31/2010	$1,317,534	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Ukraine	17.6%	Georgia	1.5%

Serbia	14.9	Turkey	1.0

Egypt	14.1	Other	0.5	*

Iceland	8.0	Ghana	–1.0

Chile	7.7	Malaysia	–1.5

Australia	5.7	Russia	–4.0

Norway	5.5	Bahrain	–4.1

Japan	5.1	New Zealand	–5.0

Canada	3.1	South Korea	–5.2

Brazil	3.1	South Africa	–5.9

Sri Lanka	3.0	Chile	–7.7

Pakistan	2.5	Oman	–9.9

Philippines	2.2	United Arab Emirates	–22.6

Sweden	2.1	Euro	–31.1

India	2.1	Total Long	104.2

Vietnam	1.9	Total Short	–99.1

Uganda	1.5	Total Net	5.1

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE U.S. Dollar Index is a geometrically-averaged calculation of six currencies weighted against the U.S. dollar. ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective December 2, 2019, Class A shares of the Fund purchased at net asset value (NAV) in amounts of $1,000,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,066.60	$8.13	**	1.56%
Class C	$1,000.00	$1,063.20	$11.80	**	2.27%
Class I	$1,000.00	$1,068.90	$6.57	**	1.26%
Class R	$1,000.00	$1,065.30	$9.16	**	1.76%
Class R6	$1,000.00	$1,067.80	$6.41	**	1.23%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.93	**	1.56%
Class C	$1,000.00	$1,013.80	$11.52	**	2.27%
Class I	$1,000.00	$1,018.90	$6.41	**	1.26%
Class R	$1,000.00	$1,016.30	$8.94	**	1.76%
Class R6	$1,000.00	$1,019.00	$6.26	**	1.23%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $3,075,057,977)	$3,043,225,090

Receivable for Fund shares sold	2,592,573

Receivable from affiliate	239,571

Total assets	$3,046,057,234

Liabilities

Payable for Fund shares redeemed	$8,332,687

Payable to affiliates:

Distribution and service fees	227,762

Trustees’ fees	43

Accrued expenses	927,023

Total liabilities	$9,487,515

Net Assets	$3,036,569,719

Sources of Net Assets

Paid-in capital	$3,216,961,845

Accumulated loss	(180,392,126)

Total	$3,036,569,719

Class A Shares

Net Assets	$789,496,801

Shares Outstanding	77,004,440

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.25

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.76

Class C Shares

Net Assets	$30,108,249

Shares Outstanding	3,032,888

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.93

Class I Shares

Net Assets	$2,075,103,910

Shares Outstanding	199,803,025

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.39

Class R Shares

Net Assets	$1,566,346

Shares Outstanding	154,703

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.12

Class R6 Shares

Net Assets	$140,294,413

Shares Outstanding	13,482,669

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income allocated from Portfolio (net of foreign taxes, $6,506,624)	$229,712,232

Dividends allocated from Portfolio (net of foreign taxes, $605,106)	9,622,333

Expenses, excluding interest expense, allocated from Portfolio	(34,363,904)

Interest expense allocated from Portfolio	(7,983,091)

Total investment income from Portfolio	$196,987,570

Expenses

Distribution and service fees

Class A	$1,482,748

Class C	418,859

Class R	8,546

Trustees’ fees and expenses	500

Custodian fee	69,417

Transfer and dividend disbursing agent fees	4,106,428

Legal and accounting services	86,737

Printing and postage	810,957

Registration fees	238,119

Miscellaneous	46,369

Total expenses	$7,268,680

Deduct —

Allocation of expenses to affiliate	$4,443,095

Total expense reductions	$4,443,095

Net expenses	$2,825,585

Net investment income	$194,161,985

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,292,884)	$(102,584,713)

Written options	484,455

Futures contracts	(15,904,730)

Swap contracts	(140,332,100)

Foreign currency transactions	(1,759,336)

Forward foreign currency exchange contracts	56,239,826

Net realized loss	$(203,856,598)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $211,223)	$297,356,263

Written options	(446,230)

Futures contracts	2,877,097

Swap contracts	(63,624,770)

Foreign currency	2,877,246

Forward foreign currency exchange contracts	15,719,945

Net change in unrealized appreciation (depreciation)	$254,759,551

Net realized and unrealized gain	$50,902,953

Net increase in net assets from operations	$245,064,938

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$194,161,985	$218,687,584

Net realized loss	(203,856,598)	(191,758,888)

Net change in unrealized appreciation (depreciation)	254,759,551	(370,157,589)

Net increase (decrease) in net assets from operations	$245,064,938	$(343,228,893)

Distributions to shareholders —

Class A	$—	$(3,617,789)

Class C	—	(1,617,201)

Class I	(1,875,599)	(113,076,394)

Class R	—	(54,685)

Class R6	(199,027)	(753,076)

Total distributions to shareholders	$(2,074,626)	$(119,119,145)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$772,266,484	$74,235,963

Class C	2,011,286	22,234,488

Class I	935,580,747	2,345,232,169

Class R	212,310	135,187

Class R6	48,550,507	179,942,507

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	—	3,343,139

Class C	—	1,453,840

Class I	1,351,903	80,007,180

Class R	—	54,685

Class R6	105,370	753,076

Cost of shares redeemed

Class A	(153,262,927)	(64,672,842)

Class C	(33,401,222)	(20,582,723)

Class I	(2,777,491,833)	(1,643,378,272)

Class R	(566,059)	(477,283)

Class R6	(90,474,011)	(5,193,556)

Net asset value of shares converted

Class A	714,839	—

Class C	(714,839)	—

Net increase (decrease) in net assets from Fund share transactions	$(1,295,117,445)	$973,087,558

Net increase (decrease) in net assets	$(1,052,127,133)	$510,739,520

Net Assets

At beginning of year	$4,088,696,852	$3,577,957,332

At end of year	$3,036,569,719	$4,088,696,852

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value — Beginning of year	$9.510		$10.560		$10.180	$10.100		$10.160

Income (Loss) From Operations

Net investment income(1)	$0.564		$0.479		$0.416	$0.462		$0.515

Net realized and unrealized gain (loss)	0.176		(1.239)		0.111	0.237		(0.232)

Total income (loss) from operations	$0.740		$(0.760)		$0.527	$0.699		$0.283

Less Distributions

From net investment income	$—		$(0.290)		$(0.147)	$(0.619)		$(0.343)

Total distributions	$—		$(0.290)		$(0.147)	$(0.619)		$(0.343)

Net asset value — End of year	$10.250		$9.510		$10.560	$10.180		$10.100

Total Return(2)	7.78	%(3)	(7.40	)%(3)	5.25%	7.27	%(4)	2.89%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$789,497		$122,402		$123,985	$307,915		$427,589

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)(7)	1.57	%(3)	1.45	%(3)	1.53%	1.56%		1.60%

Net investment income	5.70%		4.73%		4.07%	4.69%		5.09%

Portfolio Turnover of the Portfolio	71%		75%		76%	97%		75%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18% and 0.10% of average daily net assets for the years ended October 31, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.22%, 0.07%, 0.04%, 0.03% and 0.03% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value — Beginning of year	$9.270		$10.330		$9.970	$9.900		$9.930

Income (Loss) From Operations

Net investment income(1)	$0.453		$0.399		$0.347	$0.383		$0.430

Net realized and unrealized gain (loss)	0.207		(1.214)		0.095	0.237		(0.223)

Total income (loss) from operations	$0.660		$(0.815)		$0.442	$0.620		$0.207

Less Distributions

From net investment income	$—		$(0.245)		$(0.082)	$(0.550)		$(0.237)

Total distributions	$—		$(0.245)		$(0.082)	$(0.550)		$(0.237)

Net asset value — End of year	$9.930		$9.270		$10.330	$9.970		$9.900

Total Return(2)	7.12	%(3)	(8.08	)%(3)	4.58%	6.45	%(4)	2.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$30,108		$59,782		$64,164	$49,817		$46,216

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)(7)	2.29	%(3)	2.15	%(3)	2.24%	2.26%		2.30%

Net investment income	4.80%		4.03%		3.43%	3.96%		4.33%

Portfolio Turnover of the Portfolio	71%		75%		76%	97%		75%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18% and 0.10% of average daily net assets for the years ended October 31, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.24%, 0.07%, 0.06%, 0.03% and 0.03% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value — Beginning of year	$9.610		$10.680		$10.300	$10.210		$10.260

Income (Loss) From Operations

Net investment income(1)	$0.570		$0.514		$0.462	$0.491		$0.548

Net realized and unrealized gain (loss)	0.216		(1.250)		0.098	0.247		(0.230)

Total income (loss) from operations	$0.786		$(0.736)		$0.560	$0.738		$0.318

Less Distributions

From net investment income	$(0.006)		$(0.334)		$(0.180)	$(0.648)		$(0.368)

Total distributions	$(0.006)		$(0.334)		$(0.180)	$(0.648)		$(0.368)

Net asset value — End of year	$10.390		$9.610		$10.680	$10.300		$10.210

Total Return(2)	8.18	%(3)	(7.12	)%(3)	5.53%	7.62	%(4)	3.21%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,075,104		$3,731,477		$3,379,555	$1,407,915		$999,152

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)(7)	1.29	%(3)	1.15%		1.24%	1.26%		1.30%

Net investment income	5.81%		5.04%		4.43%	4.92%		5.37%

Portfolio Turnover of the Portfolio	71%		75%		76%	97%		75%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18% and 0.10% of average daily net assets for the years ended October 31, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.24%, 0.07%, 0.06%, 0.03% and 0.03% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value — Beginning of year	$9.410		$10.440		$10.070	$10.010		$10.080

Income (Loss) From Operations

Net investment income(1)	$0.515		$0.451		$0.398	$0.435		$0.481

Net realized and unrealized gain (loss)	0.195		(1.217)		0.104	0.237		(0.228)

Total income (loss) from operations	$0.710		$(0.766)		$0.502	$0.672		$0.253

Less Distributions

From net investment income	$—		$(0.264)		$(0.132)	$(0.612)		$(0.323)

Total distributions	$—		$(0.264)		$(0.132)	$(0.612)		$(0.323)

Net asset value — End of year	$10.120		$9.410		$10.440	$10.070		$10.010

Total Return(2)	7.55	%(3)	(7.53	)%(3)	5.05%	7.05	%(4)	2.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,566		$1,801		$2,294	$5,279		$5,087

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)(7)	1.79	%(3)	1.65	%(3)	1.74%	1.76%		1.79%

Net investment income	5.35%		4.50%		3.91%	4.46%		4.80%

Portfolio Turnover of the Portfolio	71%		75%		76%	97%		75%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18% and 0.10% of average daily net assets for the years ended October 31, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.24%, 0.07%, 0.05%, 0.03% and 0.03% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Financial Highlights — continued

	Class R6

	Year Ended October 31,				Period Ended October 31, 2017(1)
	2019		2018

Net asset value — Beginning of period	$9.640		$10.690		$10.530

Income (Loss) From Operations

Net investment income(2)	$0.579		$0.534		$0.179

Net realized and unrealized gain (loss)	0.207		(1.245)		(0.019)

Total income (loss) from operations	$0.786		$(0.711)		$0.160

Less Distributions

From net investment income	$(0.016)		$(0.339)		$—

Total distributions	$(0.016)		$(0.339)		$—

Net asset value — End of period	$10.410		$9.640		$10.690

Total Return(3)	8.07	%(4)	(6.88	)%(4)	1.52	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$140,294		$173,234		$7,959

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.26	%(4)	1.10	%(4)	1.20	%(8)

Net investment income	5.86%		5.30%		3.97	%(8)

Portfolio Turnover of the Portfolio	71%		75%		76	%(9)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.18% and 0.10% of average daily net assets for the years ended October 31, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements, of 0.24%, 0.08% and 0.11% for the years ended October 31, 2019, 2018 and the period ended October 31, 2017, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (91.4% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$2,074,626	$119,119,145

During the year ended October 31, 2019, accumulated loss was increased by $23,849,984 and paid-in capital was increased by $23,849,984 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$91,414,048

Deferred capital losses	$(194,809,742)

Net unrealized depreciation	$(76,996,432)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $194,809,742 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $117,378,692 are short-term and $77,431,050 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.35%, 2.05%, 1.05%, 1.55% and 1.02% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM was allocated $4,443,095 of the Fund’s operating expenses for the year ended October 31, 2019. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $952,944 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,954 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $1,482,748 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $314,144 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2019, the Fund paid or accrued to EVD $4,273 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $104,715 and $4,273 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $12,000 of CDSCs paid by Class C shareholders. Effective December 2, 2019, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase).

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $370,219,903 and $1,686,371,463, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	79,735,722	7,263,933

Issued to shareholders electing to receive payments of distributions in Fund shares	—	325,208

Redemptions	(15,676,420)	(6,461,088)

Converted from Class C shares	74,538	—

Net increase	64,133,840	1,128,053

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2019	2018

Sales	217,557	2,198,954

Issued to shareholders electing to receive payments of distributions in Fund shares	—	144,230

Redemptions	(3,554,914)	(2,108,429)

Converted to Class A shares	(76,622)	—

Net increase (decrease)	(3,413,979)	234,755

	Year Ended October 31,
Class I	2019	2018

Sales	96,016,735	227,447,952

Issued to shareholders electing to receive payments of distributions in Fund shares	142,606	7,722,701

Redemptions	(284,625,500)	(163,330,805)

Net increase (decrease)	(188,466,159)	71,839,848

	Year Ended October 31,
Class R	2019	2018

Sales	22,204	13,544

Issued to shareholders electing to receive payments of distributions in Fund shares	—	5,366

Redemptions	(58,927)	(47,169)

Net decrease	(36,723)	(28,259)

	Year Ended October 31,
Class R6	2019	2018

Sales	4,920,002	17,679,671

Issued to shareholders electing to receive payments of distributions in Fund shares	11,092	72,621

Redemptions	(9,422,409)	(522,745)

Net increase (decrease)	(4,491,315)	17,229,547

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $3,265,626, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2019, the Fund paid foreign taxes of $8,404,614 and recognized foreign source income of $233,567,102.

20

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments

Foreign Government Bonds — 61.3%
Security		Principal Amount (000’s omitted)	Value

Angola — 0.3%

Republic of Angola, 8.25%, 5/9/28(1)	USD	10,793	$11,300,649

Total Angola			$11,300,649

Argentina — 0.1%

Republic of Argentina, 4.50%, 2/13/20	USD	15,380	$4,142,112

Total Argentina			$4,142,112

Barbados — 1.9%

Government of Barbados, 6.625%, 12/5/35(1)(2)	USD	29,459	$21,127,995

Government of Barbados, 7.00%, 8/4/22(1)(2)	USD	29,435	21,390,414

Government of Barbados, 7.25%, 12/15/21(1)(2)	USD	30,909	22,137,026

Total Barbados			$64,655,435

Benin — 1.5%

Benin Government International Bond, 5.75%, 3/26/26(1)	EUR	43,430	$50,011,683

Total Benin			$50,011,683

Dominican Republic — 0.1%

Dominican Republic, 9.75%, 6/5/26(1)	DOP	162,650	$3,132,976

Total Dominican Republic			$3,132,976

Egypt — 6.7%

Arab Republic of Egypt, 4.75%, 4/11/25(1)	EUR	13,698	$15,851,942

Arab Republic of Egypt, 5.625%, 4/16/30(1)	EUR	1,525	1,710,100

Arab Republic of Egypt, 6.375%, 4/11/31(1)	EUR	53,603	62,301,785

Arab Republic of Egypt, 8.50%, 1/31/47(1)	USD	10,938	11,543,702

Arab Republic of Egypt, 8.70%, 3/1/49(1)	USD	28,516	30,640,014

Egypt Government Bond, 14.40%, 9/10/29	EGP	119,975	7,583,096

Egypt Government Bond, 15.60%, 8/6/26	EGP	1,129,991	74,691,098

Egypt Government Bond, 16.10%, 5/7/29	EGP	272,850	18,841,636

Total Egypt			$223,163,373

El Salvador — 4.2%

Republic of El Salvador, 7.125%, 1/20/50(1)	USD	26,757	$27,245,315

Republic of El Salvador, 7.65%, 6/15/35(1)	USD	9,471	10,347,162

Republic of El Salvador, 8.25%, 4/10/32(1)(3)	USD	21,771	25,145,723

Republic of El Salvador, 8.625%, 2/28/29(1)(3)	USD	65,795	78,214,464

Total El Salvador			$140,952,664

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.5%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	36,890	$11,542,778

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	8,852	2,943,640

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	5,848	1,874,899

Total Georgia			$16,361,317

Iceland — 1.8%

Republic of Iceland, 5.00%, 11/15/28	ISK	3,727,573	$33,850,084

Republic of Iceland, 6.50%, 1/24/31	ISK	2,504,432	26,054,546

Total Iceland			$59,904,630

New Zealand — 5.3%

New Zealand Government Bond, 2.50%, 9/20/35(1)(4)	NZD	95,128	$80,774,736

New Zealand Government Bond, 2.50%, 9/20/40(1)(4)	NZD	106,735	94,839,854

Total New Zealand			$175,614,590

Nigeria — 1.0%

Republic of Nigeria, 7.875%, 2/16/32(1)	USD	14,757	$15,269,201

Republic of Nigeria, 8.747%, 1/21/31(1)	USD	15,945	17,600,410

Total Nigeria			$32,869,611

Rwanda — 0.0%(5)

Republic of Rwanda, 6.625%, 5/2/23(1)	USD	559	$595,721

Total Rwanda			$595,721

Serbia — 14.6%

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	5,925,170	$61,402,978

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	15,126,400	161,416,546

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	17,108,030	191,652,168

Serbia Treasury Bond, 10.00%, 2/5/22	RSD	1,131,900	12,638,241

Serbia Treasury Bond, 10.00%, 10/23/24	RSD	4,493,850	57,324,833

Total Serbia			$484,434,766

Sri Lanka — 2.3%

Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	4,623,500	$25,596,514

Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	1,262,000	7,193,191

Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	100,000	570,134

Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	2,179,590	12,431,326

Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	704,000	4,056,576

Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	692,000	3,980,704

Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	1,450,000	8,445,587

Sri Lanka Government International Bond, 6.75%, 4/18/28(1)	USD	4,520	4,428,739

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)

Sri Lanka Government International Bond, 7.55%, 3/28/30(1)	USD	8,665	$8,764,128

Total Sri Lanka			$75,466,899

Thailand — 1.6%

Thailand Government Bond, 1.25%, 3/12/28(1)(4)	THB	1,669,991	$53,933,260

Total Thailand			$53,933,260

Ukraine — 19.4%

Ukraine Government International Bond, 0.00% GDP-Linked, 5/31/40(1)(6)(7)	USD	89,534	$84,376,842

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	2,149,547	75,762,701

Ukraine Government International Bond, 15.70%, 1/20/21	UAH	695,910	28,148,974

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	8,881,741	387,642,193

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	132,700	5,577,254

Ukraine Government International Bond, 18.00%, 3/24/21	UAH	1,535,861	64,067,344

Total Ukraine			$645,575,308

Total Foreign Government Bonds (identified cost $1,909,828,976)			$2,042,114,994

Foreign Corporate Bonds — 4.0%
Security		Principal Amount (000’s omitted)	Value

Georgia — 0.5%

Silknet JSC, 11.00%, 4/2/24(1)	USD	10,715	$11,791,965

TBC Bank JSC, 5.75%, 6/19/24(1)	USD	4,062	4,148,317

Total Georgia			$15,940,282

Iceland — 2.4%

Arion Banki HF, 6.00%, 4/12/24(1)	ISK	2,180,000	$19,189,211

Arion Banki HF, 6.50%, 9/2/22(1)	ISK	940,000	8,148,995

Heimavellir HF, 7.91%, 4/25/23(8)	ISK	1,963,167	16,752,410

Islandsbanki HF, 6.40%, 10/26/23	ISK	1,180,000	10,423,746

Landsbankinn HF, 5.00%, 11/23/23(1)	ISK	3,120,000	26,242,720

WOW Air HF, 0.00%(2)(9)	EUR	121	13,497

Security		Principal Amount (000’s omitted)	Value

Iceland (continued)

WOW Air HF, 0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(2)(10)	EUR	5,500	$613,476

Total Iceland			$81,384,055

Indonesia — 0.1%

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	27,880,000	$1,961,158

Total Indonesia			$1,961,158

Ireland — 0.5%

Aragvi Finance International DAC, 12.00%, 4/9/24(1)	USD	17,383	$18,078,320

Total Ireland			$18,078,320

Mexico — 0.1%

Grupo Kaltex SA de CV, 8.875%, 4/11/22(1)	USD	3,161	$2,702,687

Total Mexico			$2,702,687

Mongolia — 0.1%

Trade and Development Bank of Mongolia, LLC, 9.375%, 5/19/20(1)	USD	3,258	$3,344,337

Total Mongolia			$3,344,337

Netherlands — 0.2%

Braskem Netherlands Finance BV, 5.875%, 1/31/50(1)	USD	5,110	$5,091,706

Total Netherlands			$5,091,706

Saint Lucia — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(1)	USD	4,300	$4,095,750

Total Saint Lucia			$4,095,750

Total Foreign Corporate Bonds (identified cost $137,989,615)			$132,598,295

Sovereign Loans — 5.3%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.4%

Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(2)		$21,920	$15,240,976

Total Barbados			$15,240,976

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Borrower	Principal Amount (000’s omitted)	Value

Ethiopia — 0.1%

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.94%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(10)(11)	$4,311	$4,308,679

Total Ethiopia		$4,308,679

Kenya — 1.1%

Government of Kenya, Term Loan, 8.63%, (6 mo. USD LIBOR + 6.70%), Maturing October 24, 2024(10)	$4,971	$5,050,158

Government of Kenya, Term Loan, 8.65%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(10)	29,835	30,368,987

Total Kenya		$35,419,145

Tanzania — 3.7%

Government of the United Republic of Tanzania, Term Loan, 7.42%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(10)	$43,543	$44,522,223

Government of the United Republic of Tanzania, Term Loan, 7.76%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(10)	77,850	78,864,697

Total Tanzania		$123,386,920

Total Sovereign Loans (identified cost $181,740,765)		$178,355,720

Credit Linked Notes — 0.1%
Security	Principal Amount (000’s omitted)	Value

Argentina — 0.1%

Desarrolladora Energética SA (Deutsche Bank AG), 9.50%, 7/27/20(7)(8)(12)	$2,607	$2,306,101

Total Argentina		$2,306,101

Total Credit Linked Notes (identified cost $2,617,486)		$2,306,101

Senior Floating-Rate Loans — 1.1%
Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Iceland — 1.1%

Almenna Leigufelagid EHF, Term Loan, 6.75%, Maturing December 21, 2027(8)(13)	ISK	4,000,000	$35,366,583

Total Iceland			$35,366,583

Total Senior Floating-Rate Loans (identified cost $39,551,095)			$35,366,583

Collateralized Mortgage Obligations — 0.7%
Security		Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Interest Only:(14)

Series 362, Class C6, 3.50%, 12/15/47		$30,105	$3,905,865

Series 2770, Class SH, 5.179%, (7.10% - 1 mo. USD LIBOR), 3/15/34(15)		1,489	327,393

Series 4791, Class JI, 4.00%, 5/15/48		52,185	7,118,363

			$11,351,621

Federal National Mortgage Association:

Interest Only:(14)

Series 424, Class C8, 3.50%, 2/25/48		$42,617	$6,221,038

Series 2010-67, Class BI, 5.50%, 6/25/25		15	552

Series 2010-109, Class PS, 4.777%, (6.60% - 1 mo. USD LIBOR), 10/25/40(15)		3,465	689,974

Series 2018-21, Class IO, 3.00%, 4/25/48		44,597	5,871,797

Series 2018-58, Class BI, 4.00%, 8/25/48		7,561	1,004,346

			$13,787,707

Total Collateralized Mortgage Obligations (identified cost $40,165,389)			$25,139,328

U.S. Government Guaranteed Small Business Administration Loans(16)(17) — 1.2%
Security		Principal Amount (000’s omitted)	Value

1.63%, 11/20/42		$1,248	$83,976

1.88%, 10/30/42 to 12/28/42		10,870	805,097

2.13%, 1/25/43		1,717	141,015

2.38%, 11/30/42 to 3/1/43		6,221	629,112

2.39%, 11/15/32 to 4/10/43(18)		59,724	5,150,278

2.48%, 10/12/42		257	28,319

2.63%, 10/27/42 to 3/20/43		10,041	1,058,292

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

2.88%, 10/27/42 to 2/13/43	$10,548	$1,260,358

2.90%, 4/12/27 to 3/10/43(18)	116,941	12,768,284

3.06%, 2/2/27 to 12/17/43(18)	124,499	14,104,624

3.13%, 10/12/42 to 2/15/43	7,219	1,000,480

3.38%, 12/18/42	674	101,604

3.63%, 10/27/42 to 3/28/43	25,987	4,085,831

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $43,733,481)		$41,217,270

Common Stocks — 5.4%
Security	Shares	Value

Cyprus — 0.4%

Bank of Cyprus Holdings PLC(19)	8,424,416	$12,062,083

Total Cyprus		$12,062,083

Iceland — 2.5%

Arion Banki HF(7)	34,319,530	$21,397,848

Eik Fasteignafelag HF	102,837,825	6,503,393

Eimskipafelag Islands HF	8,699,370	11,977,959

Hagar HF	35,902,255	12,073,476

Heimavellir HF(19)	143,296,854	1,377,891

Reginn HF(19)	46,771,138	7,498,070

Reitir Fasteignafelag HF(19)	18,895,413	11,371,526

Siminn HF(19)	182,994,238	7,020,451

Sjova-Almennar Tryggingar HF(19)	18,734,578	2,424,177

Total Iceland		$81,644,791

Mongolia — 0.0%(5)

Mongolian Mining Corp.(19)	8,737,800	$811,565

Total Mongolia		$811,565

Serbia — 0.1%

Komercijalna Banka AD Beograd(19)	125,028	$3,922,188

Total Serbia		$3,922,188

Singapore — 0.5%

Yoma Strategic Holdings, Ltd.(19)	79,369,266	$18,322,344

Total Singapore		$18,322,344

Security	Shares	Value

Vietnam — 1.9%

Bank for Foreign Trade of Vietnam JSC	1,526,750	$5,759,120

Bank for Investment and Development of Vietnam JSC(19)	845,160	1,474,883

Bao Viet Holdings(19)	283,140	879,386

Binh Minh Plastics JSC	460,800	1,052,477

Coteccons Construction JSC	239,670	815,109

Danang Rubber JSC	120,210	118,495

Domesco Medical Import Export JSC	195,910	592,567

FPT Corp.	34,104	91,059

HA TIEN 1 Cement JSC	388,990	284,081

Ho Chi Minh City Infrastructure Investment JSC(19)	1,400,400	1,442,082

Hoa Phat Group JSC(19)	2,855,889	2,678,267

Hoa Sen Group(19)	309,094	95,052

KIDO Group Corp.(19)	673,920	630,515

Kinh Bac City Development Share Holding Corp.	921,600	578,738

Masan Group Corp.(19)	1,399,400	4,468,389

Mobile World Investment Corp.	372,000	1,994,598

PetroVietnam Drilling & Well Services JSC(19)	511,753	360,502

PetroVietnam Fertilizer & Chemical JSC	695,170	408,520

PetroVietnam Gas JSC	297,000	1,321,318

PetroVietnam Nhon Trach 2 Power JSC	1,590,240	1,574,226

PetroVietnam Technical Services Corp.	1,207,281	961,061

Pha Lai Thermal Power JSC	400,170	444,515

Refrigeration Electrical Engineering Corp.	703,160	1,134,646

Saigon - Hanoi Commercial Joint Stock Bank(19)	1,719,602	488,906

Saigon Thuong Tin Commercial JSB(19)	2,163,900	1,005,183

SSI Securities Corp.	1,202,580	1,103,368

Tan Tao Investment & Industry JSC(19)	1,920,000	262,010

Viet Capital Securities JSC	806,139	1,212,981

Vietnam Dairy Products JSC	984,480	5,507,490

Vietnam Joint Stock Commercial Bank for Industry and Trade(19)	216,000	212,993

Vietnam Prosperity JSC Bank(19)	1,851,282	1,712,304

Vietnam Technological & Commercial Joint Stock Bank(19)	1,408,200	1,539,049

Vingroup JSC(19)	3,896,490	19,961,640

Total Vietnam		$62,165,530

Total Common Stocks (identified cost $215,608,242)		$178,928,501

Warrants — 0.0%
Security	Shares	Value

Almenna Leigufelagid EHF, Exp. 1/25/22, Strike ISK 10.95(8)(19)	22,753,484	$0

Total Warrants (identified cost $0)		$0

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Short-Term Investments — 12.8%

Foreign Government Securities — 5.8%
Security		Principal Amount (000’s omitted)	Value

Egypt — 0.2%

Egypt Treasury Bill, 0.00%, 5/26/20	EGP	71,325	$4,095,764

Egypt Treasury Bill, 0.00%, 6/30/20	EGP	54,175	3,067,686

Total Egypt			$7,163,450

Georgia — 1.0%

Bank of Georgia Promissory Note, 7.40%, 4/30/20	GEL	4,847	$1,618,665

Bank of Georgia Promissory Note, 7.40%, 5/13/20	GEL	2,912	971,358

Bank of Georgia Promissory Note, 7.40%, 5/18/20	GEL	4,282	1,427,720

Bank of Georgia Promissory Note, 7.45%, 4/10/20	GEL	3,528	1,180,334

Bank of Georgia Promissory Note, 7.45%, 4/16/20	GEL	6,015	2,011,497

Bank of Georgia Promissory Note, 7.45%, 4/22/20	GEL	3,566	1,192,035

Bank of Georgia Promissory Note, 7.45%, 4/24/20	GEL	5,965	1,993,427

Bank of Georgia Promissory Note, 7.45%, 4/28/20	GEL	2,427	810,799

Bank of Georgia Promissory Note, 7.50%, 5/26/20	GEL	5,353	1,784,459

Bank of Georgia Promissory Note, 7.50%, 5/28/20	GEL	13,664	4,553,973

Bank of Georgia Promissory Note, 7.50%, 6/10/20	GEL	2,415	803,759

Bank of Georgia Promissory Note, 7.50%, 6/12/20	GEL	1,885	627,334

Bank of Georgia Promissory Note, 7.50%, 6/15/20	GEL	3,768	1,253,758

Bank of Georgia Promissory Note, 7.50%, 6/16/20	GEL	1,926	640,725

Bank of Georgia Promissory Note, 7.50%, 6/17/20	GEL	3,603	1,198,762

Bank of Georgia Promissory Note, 7.50%, 6/19/20	GEL	2,192	728,996

Bank of Georgia Promissory Note, 7.50%, 6/26/20	GEL	2,902	964,605

Bank of Georgia Promissory Note, 7.50%, 6/29/20	GEL	3,870	1,286,107

Georgia Treasury Bill, 0.00%, 11/14/19	GEL	7,780	2,622,397

Georgia Treasury Bill, 0.00%, 12/12/19	GEL	4,184	1,404,543

Georgia Treasury Bill, 0.00%, 5/7/20	GEL	3,664	1,187,955

Georgia Treasury Bill, 0.00%, 6/4/20	GEL	5,441	1,752,447

Georgia Treasury Bill, 0.00%, 7/2/20	GEL	1,224	391,611

Total Georgia			$32,407,266

Nigeria — 1.5%

Nigeria OMO Bill, 0.00%, 3/5/20	NGN	12,629,954	$33,490,559

Nigeria Treasury Bill, 0.00%, 2/27/20	NGN	4,815,332	12,800,475

Nigeria Treasury Bill, 0.00%, 4/2/20	NGN	1,147,802	3,011,313

Total Nigeria			$49,302,347

Pakistan — 2.4%

Pakistan Treasury Bill, 0.00%, 12/5/19	PKR	5,436,600	$34,515,682

Pakistan Treasury Bill, 0.00%, 12/19/19	PKR	5,292,200	33,427,437

Security		Principal Amount (000’s omitted)	Value

Pakistan (continued)

Pakistan Treasury Bill, 0.00%, 1/16/20	PKR	2,236,000	$13,986,680

Total Pakistan			$81,929,799

Ukraine — 0.7%

Ukraine Treasury Bill, 0.00%, 4/1/20	UAH	619,734	$23,505,869

Total Ukraine			$23,505,869

Total Foreign Government Securities (identified cost $194,884,636)			$194,308,731

U.S. Treasury Obligations — 1.8%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/5/19		$50,000	$49,924,444

U.S. Treasury Bill, 0.00%, 12/12/19(20)		10,000	9,982,860

Total U.S. Treasury Obligations (identified cost $59,907,304)			$59,907,304

Other — 5.2%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(21)		172,862,422	$172,862,422

Total Other (identified cost $172,845,188)			$172,862,422

Total Short-Term Investments (identified cost $427,637,128)			$427,078,457

Total Purchased Options and Swaptions — 1.1% (identified cost $36,152,674)			$36,281,346

Total Investments — 93.0% (identified cost $3,035,024,851)			$3,099,386,595

Other Assets, Less Liabilities — 7.0%			$231,891,368

Net Assets — 100.0%			$3,331,277,963

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $857,479,007 or 25.7% of the Portfolio’s net assets.

(2)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(4)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(5)	Amount is less than 0.05%.

(6)

Amounts payable in the respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $108,080,791 or 3.2% of the Portfolio’s net assets.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(11)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(12)

Security whose performance, including redemption at maturity, is linked to the price of the underlying security. The investment is subject to credit risk of the issuing financial institution (Deutsche Bank AG) in addition to the market risk of the underlying security.

(13)	Fixed-rate loan.

(14)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(15)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2019.

(16)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(17)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro rata basis with all securities in the trust.

(18)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2019 of all interest only securities comprising the certificate.

(19)	Non-income producing security.

(20)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(21)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Purchased Currency Options — 0.0%(5)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call BRL/Put USD	Standard Chartered Bank	USD	54,710,000	BRL	3.57	7/20/20	$252,323

Total							$252,323

Purchased Put Options — 0.1%

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value

E-mini S&P 500 Index Futures 12/2019	1,067	USD	161,957,250	$2,900	12/20/19	$1,187,037

E-mini S&P 500 Index Futures 12/2019	295	USD	44,777,300	2,950	12/20/19	442,500

Total						$1,629,537

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Purchased Interest Rate Swaptions — 1.0%

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.98%	Morgan Stanley & Co. International PLC	$55,409,000	7/5/28	$6,014,747

Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.98%	Morgan Stanley & Co. International PLC	55,409,000	7/5/28	1,479,903

Option to enter into interest rate swap expiring 4/4/39 to pay 3-month USD-LIBOR Rate and receive 2.78%	Bank of America, N.A.	25,816,000	3/29/29	2,506,338

Option to enter into interest rate swap expiring 4/4/39 to receive 3-month USD-LIBOR Rate and pay 2.78%	Bank of America, N.A.	25,816,000	3/29/29	851,317

Option to enter into interest rate swap expiring 4/5/49 to pay 3-month USD-LIBOR Rate and receive 2.80%	Bank of America, N.A.	36,181,000	4/3/29	7,522,124

Option to enter into interest rate swap expiring 4/9/49 to receive 3-month USD-LIBOR Rate and pay 2.80%	Bank of America, N.A.	36,182,000	4/5/29	2,127,656

Option to enter into interest rate swap expiring 4/4/59 to pay 3-month USD-LIBOR Rate and receive 2.64%	Morgan Stanley & Co. International PLC	46,765,000	3/29/29	10,507,842

Option to enter into interest rate swap expiring 4/4/59 to receive 3-month USD-LIBOR Rate and pay 2.64%	Morgan Stanley & Co. International PLC	46,765,000	3/29/29	3,389,559

Total				$34,399,486

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

EUR	96,104,802	USD	106,636,927	11/1/19	$548,728

EUR	78,656,826	USD	87,276,828	11/1/19	449,105

EUR	31,940,033	USD	35,211,651	11/1/19	411,058

EUR	31,378,700	USD	34,592,820	11/1/19	403,834

EUR	61,922,456	USD	68,708,538	11/1/19	353,557

EUR	96,104,802	USD	106,897,371	11/1/19	288,284

EUR	42,897,548	USD	47,598,690	11/1/19	244,931

EUR	78,656,826	USD	87,489,988	11/1/19	235,945

EUR	61,922,456	USD	68,876,348	11/1/19	185,748

EUR	10,642,163	USD	11,732,240	11/1/19	136,961

EUR	42,897,548	USD	47,714,943	11/1/19	128,679

EUR	31,940,033	USD	35,526,899	11/1/19	95,810

EUR	30,871,776	USD	34,338,676	11/1/19	92,605

EUR	14,733,967	USD	16,348,662	11/1/19	84,126

EUR	6,333,445	USD	6,982,179	11/1/19	81,509

EUR	14,733,967	USD	16,388,591	11/1/19	44,197

EUR	10,642,163	USD	11,837,278	11/1/19	31,923

EUR	6,333,445	USD	7,044,690	11/1/19	18,998

EUR	997,826	USD	1,107,178	11/1/19	5,697

EUR	997,826	USD	1,109,882	11/1/19	2,993

EUR	506,924	USD	563,852	11/1/19	1,521

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

EUR	103,121	USD	113,684	11/1/19	$1,327

EUR	103,121	USD	114,701	11/1/19	309

KRW	1,762,429,373	USD	1,509,769	11/1/19	5,061

USD	114,701	EUR	103,121	11/1/19	(309)

USD	113,741	EUR	103,121	11/1/19	(1,269)

USD	562,432	EUR	506,924	11/1/19	(2,940)

USD	1,109,882	EUR	997,826	11/1/19	(2,993)

USD	1,100,592	EUR	997,826	11/1/19	(12,283)

USD	7,044,690	EUR	6,333,445	11/1/19	(18,998)

USD	11,837,278	EUR	10,642,163	11/1/19	(31,923)

USD	7,027,527	EUR	6,333,445	11/1/19	(36,162)

USD	16,388,591	EUR	14,733,967	11/1/19	(44,197)

USD	11,808,438	EUR	10,642,163	11/1/19	(60,763)

USD	34,902,528	EUR	31,378,700	11/1/19	(94,126)

USD	35,526,899	EUR	31,940,033	11/1/19	(95,810)

USD	47,714,943	EUR	42,897,548	11/1/19	(128,679)

USD	35,437,467	EUR	31,940,033	11/1/19	(185,242)

USD	68,876,348	EUR	61,922,456	11/1/19	(185,748)

USD	16,243,167	EUR	14,733,967	11/1/19	(189,621)

USD	87,489,988	EUR	78,656,826	11/1/19	(235,945)

USD	106,897,371	EUR	96,104,802	11/1/19	(288,284)

USD	34,051,260	EUR	30,871,776	11/1/19	(380,022)

USD	47,291,544	EUR	42,897,548	11/1/19	(552,078)

USD	68,265,173	EUR	61,922,456	11/1/19	(796,922)

USD	86,713,645	EUR	78,656,826	11/1/19	(1,012,288)

USD	105,948,817	EUR	96,104,802	11/1/19	(1,236,838)

USD	1,508,413	KRW	1,762,429,373	11/1/19	(6,418)

BRL	303,940,700	USD	72,975,834	11/4/19	2,810,402

BRL	399,242,700	USD	99,708,474	11/4/19	(159,116)

NZD	50,102,000	USD	31,829,801	11/4/19	293,105

NZD	20,620,347	USD	13,100,107	11/4/19	120,633

NZD	13,054	USD	8,246	11/4/19	123

NZD	10,800	USD	6,826	11/4/19	99

NZD	10,800	USD	6,827	11/4/19	98

NZD	34,654	USD	22,226	11/4/19	(7)

NZD	6,455,000	USD	4,139,914	11/4/19	(1,290)

NZD	6,455,000	USD	4,139,914	11/4/19	(1,290)

NZD	7,710,347	USD	4,945,031	11/4/19	(1,541)

NZD	15,683,800	USD	10,058,805	11/4/19	(3,134)

NZD	15,684,800	USD	10,059,446	11/4/19	(3,134)

NZD	18,733,400	USD	12,014,666	11/4/19	(3,743)

USD	75,907,370	BRL	303,940,700	11/4/19	121,134

USD	99,203,056	BRL	399,242,700	11/4/19	(346,302)

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

USD	32,132,918	NZD	50,102,000	11/4/19	$10,012

USD	13,224,860	NZD	20,620,347	11/4/19	4,121

USD	8,372	NZD	13,054	11/4/19	3

USD	6,927	NZD	10,800	11/4/19	2

USD	6,927	NZD	10,800	11/4/19	2

USD	22,016	NZD	34,654	11/4/19	(203)

USD	4,080,173	NZD	6,455,000	11/4/19	(58,451)

USD	4,079,528	NZD	6,455,000	11/4/19	(59,097)

USD	4,870,565	NZD	7,710,347	11/4/19	(72,926)

USD	9,913,652	NZD	15,683,800	11/4/19	(142,020)

USD	9,912,715	NZD	15,684,800	11/4/19	(143,597)

USD	11,833,739	NZD	18,733,400	11/4/19	(177,184)

USD	70,687,729	RUB	4,630,223,000	11/7/19	(1,500,090)

AUD	27,206,000	USD	18,494,231	11/12/19	264,577

AUD	21,221,000	USD	14,384,655	11/12/19	247,436

JPY	2,216,609,000	USD	21,158,655	11/12/19	(624,287)

JPY	2,216,607,000	USD	21,173,681	11/12/19	(639,332)

JPY	4,277,773,627	USD	40,694,000	11/12/19	(1,065,281)

KRW	822,961,000	USD	679,740	11/12/19	26,608

KRW	822,962,000	USD	678,312	11/12/19	28,037

KRW	520,992,000	USD	430,074	11/12/19	17,094

USD	17,554,493	KRW	21,253,225,000	11/12/19	(687,167)

USD	1,364,875	KRW	1,651,431,089	11/12/19	(52,549)

USD	11,106,791	KRW	13,454,767,000	11/12/19	(441,446)

USD	17,517,597	KRW	21,253,224,000	11/12/19	(724,063)

USD	1,277	NZD	2,000	11/12/19	(6)

USD	1,914	NZD	3,000	11/12/19	(10)

USD	2,542,532	NZD	3,983,000	11/12/19	(11,448)

USD	2,540,652	NZD	3,983,000	11/12/19	(13,328)

USD	12,328,376	NZD	19,313,000	11/12/19	(55,509)

USD	12,319,261	NZD	19,313,000	11/12/19	(64,625)

USD	14,644,499	SGD	20,211,313	11/12/19	(212,718)

SEK	377,115,000	USD	39,156,370	11/13/19	(81,435)

SEK	287,271,000	USD	30,280,489	11/13/19	(514,780)

USD	65,824,423	AUD	97,300,000	11/15/19	(1,270,333)

AUD	32,006,000	USD	21,741,356	11/18/19	330,677

AUD	32,005,000	USD	21,760,039	11/18/19	311,304

USD	11,246,953	NZD	17,376,000	11/18/19	103,738

USD	11,238,097	NZD	17,378,000	11/18/19	93,599

USD	3,776,817	NZD	5,835,000	11/18/19	34,836

USD	3,773,409	NZD	5,835,000	11/18/19	31,428

NZD	8,651,760	USD	5,424,117	11/25/19	125,048

USD	6,634,945	NZD	10,320,000	11/25/19	15,784

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

USD	6,391,278	NZD	9,941,000	11/25/19	$15,205

USD	4,577,829	NZD	7,127,014	11/25/19	6,623

USD	4,409,469	NZD	6,864,902	11/25/19	6,380

USD	4,500	NZD	7,000	11/25/19	11

USD	2,990	NZD	4,654	11/25/19	4

USD	8,260,906	NZD	13,176,591	11/25/19	(190,448)

USD	16,148,842	NZD	25,758,276	11/25/19	(372,297)

USD	61,887,403	RUB	3,977,720,000	11/25/19	35,926

JPY	12,986,404,669	USD	121,588,719	11/27/19	(1,181,623)

USD	55,187,547	JPY	5,894,361,143	11/27/19	536,323

USD	96,493,296	ZAR	1,416,936,500	11/29/19	3,035,811

BRL	399,242,700	USD	99,009,932	12/3/19	356,417

AUD	73,929,000	USD	50,034,408	12/6/19	973,236

AUD	50,110,294	USD	33,662,692	12/6/19	911,129

NZD	24,594,000	USD	15,430,030	12/6/19	347,823

PHP	458,413,500	USD	8,743,010	12/6/19	275,033

USD	23,502,657	NZD	37,461,000	12/6/19	(529,795)

USD	45,940,005	NZD	73,224,000	12/6/19	(1,035,577)

PHP	965,660,000	USD	18,445,523	12/10/19	548,349

PHP	410,971,000	USD	7,865,925	12/10/19	217,593

USD	11,873,284	KRW	14,108,430,000	12/11/19	(190,930)

USD	19,425,595	KRW	23,088,291,000	12/11/19	(317,360)

USD	19,394,265	KRW	23,088,291,000	12/11/19	(348,690)

USD	19,389,705	KRW	23,088,291,000	12/11/19	(353,250)

EUR	28,640,000	USD	31,667,105	12/13/19	359,861

EUR	31,940,033	USD	35,534,245	12/13/19	183,015

EUR	506,924	USD	563,968	12/13/19	2,905

USD	111,116,135	EUR	98,255,910	12/13/19	1,240,484

AUD	57,404,031	USD	38,993,789	12/16/19	622,290

AUD	38,655,000	USD	26,650,245	12/16/19	26,619

JPY	4,571,054,209	USD	42,295,596	12/16/19	145,081

USD	5,155,968	NZD	8,162,047	12/16/19	(81,166)

USD	19,304,764	NZD	30,560,000	12/16/19	(303,897)

NOK	148,239,000	USD	16,465,969	12/20/19	(340,951)

NOK	610,581,100	USD	66,968,590	12/20/19	(551,310)

USD	37,953,736	ZAR	585,740,000	12/20/19	(572,160)

USD	64,432,716	ZAR	994,390,100	12/20/19	(971,336)

ZAR	1,028,860,000	USD	66,852,502	12/20/19	818,740

CAD	139,600,740	USD	105,245,463	12/24/19	777,108

EUR	4,601,881	USD	5,092,280	1/7/20	63,984

EUR	1,580,014	USD	1,759,371	1/7/20	10,986

USD	6,086,108	EUR	5,500,000	1/7/20	(76,471)

USD	89,762,092	EUR	81,117,776	1/7/20	(1,127,851)

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

USD	104,347,454	EUR	94,298,531	1/7/20	$(1,311,115)

EUR	10,642,163	USD	11,873,036	1/8/20	51,913

USD	47,859,078	EUR	42,897,548	1/8/20	(209,257)

USD	69,084,407	EUR	61,922,456	1/8/20	(302,062)

USD	87,754,275	EUR	78,656,826	1/8/20	(383,694)

USD	107,220,283	EUR	96,104,802	1/8/20	(468,806)

USD	10,592,564	KRW	12,642,649,267	1/8/20	(224,688)

USD	36,001,959	KRW	43,218,551,455	1/8/20	(976,525)

AUD	37,703,000	USD	25,795,450	1/9/20	239,769

NZD	56,080,000	USD	35,497,518	1/9/20	500,977

PHP	968,540,000	USD	18,613,599	1/9/20	415,253

USD	411,041	EUR	374,000	1/9/20	(8,066)

USD	11,914,264	EUR	10,840,610	1/9/20	(233,802)

USD	12,030,168	EUR	10,946,069	1/9/20	(236,077)

USD	1,898	NZD	3,000	1/9/20	(28)

USD	2,535	NZD	4,000	1/9/20	(33)

USD	3,507,112	NZD	5,543,000	1/9/20	(51,014)

USD	4,038,513	NZD	6,373,000	1/9/20	(52,400)

USD	17,004,081	NZD	26,875,000	1/9/20	(247,338)

USD	19,581,052	NZD	30,900,000	1/9/20	(254,068)

EUR	6,177,414	USD	6,916,171	1/10/20	6,712

EUR	4,934,646	USD	5,598,163	1/10/20	(68,022)

USD	130,995,999	EUR	116,054,555	1/10/20	936,387

USD	148,063,991	EUR	129,550,000	1/15/20	2,835,499

USD	67,156,580	EUR	60,623,490	1/17/20	(812,127)

USD	11,560,973	NZD	18,382,000	1/21/20	(241,110)

USD	18,223,847	NZD	28,976,000	1/21/20	(380,068)

EUR	27,547,117	USD	30,826,326	1/22/20	67,980

EUR	10,840,610	USD	12,131,076	1/22/20	26,752

INR	823,415,000	USD	11,420,458	1/22/20	58,443

USD	119,399,273	EUR	104,816,656	1/22/20	1,846,581

USD	7,214,585	EUR	6,333,444	1/22/20	111,578

USD	25,352,970	EUR	22,656,000	1/22/20	(55,909)

USD	4,462,564	NZD	6,960,000	1/23/20	(6,227)

USD	20,591,271	NZD	32,115,000	1/23/20	(28,734)

USD	17,083,080	EUR	15,102,000	1/27/20	140,834

USD	10,766,451	EUR	9,517,894	1/27/20	88,759

USD	6,740,702	EUR	5,959,000	1/27/20	55,571

USD	7,063	NZD	11,000	1/28/20	—

USD	13,881,787	NZD	21,619,690	1/28/20	(711)

USD	17,812,048	NZD	27,740,734	1/28/20	(913)

KRW	335,389,139	USD	286,315	1/29/20	859

USD	691,053	KRW	809,500,000	1/29/20	(2,074)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

USD	1,513,399	KRW	1,762,429,373	1/29/20	$4,333

USD	446,427	KRW	522,900,000	1/29/20	(1,302)

USD	148,959,213	EUR	131,860,237	1/31/20	994,620

NZD	34,654	USD	22,054	2/3/20	201

USD	13,122,789	NZD	20,620,347	2/3/20	(119,374)

USD	31,884,913	NZD	50,102,000	2/3/20	(290,047)

					$(1,499,240)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KRW	1,762,429,373	USD	1,508,413	Australia and New Zealand Banking Group Limited	11/1/19	$6,418	$—

USD	1,472,734	KRW	1,762,429,373	Australia and New Zealand Banking Group Limited	11/1/19	—	(42,095)

BHD	5,850,000	USD	15,519,300	Bank of America, N.A.	11/4/19	—	(2,058)

BRL	95,302,000	USD	23,142,051	Standard Chartered Bank	11/4/19	621,070	—

EUR	3,079,918	RSD	361,736,324	JPMorgan Chase Bank, N.A.	11/4/19	554	—

EUR	1,892,763	RSD	222,664,676	JPMorgan Chase Bank, N.A.	11/4/19	—	(3,074)

OMR	18,858,800	USD	48,983,896	Bank of America, N.A.	11/4/19	—	(6,361)

RSD	584,401,000	EUR	4,965,174	Citibank, N.A.	11/4/19	10,893	—

USD	15,186,916	BHD	5,850,000	Bank of America, N.A.	11/4/19	—	(330,326)

USD	23,801,104	BRL	95,302,000	Standard Chartered Bank	11/4/19	37,982	—

USD	22,456,740	OMR	8,928,800	Bank of America, N.A.	11/4/19	—	(731,936)

USD	25,000,000	OMR	9,930,000	Bank of America, N.A.	11/4/19	—	(788,859)

NZD	24,200,000	USD	15,519,743	UBS AG	11/5/19	—	(3,909)

XOF	1,986,798,000	EUR	2,913,194	ICBC Standard Bank PLC	11/5/19	128,607	—

UGX	2,800,850,000	USD	717,620	Standard Chartered Bank	11/7/19	35,850	—

EGP	193,874,000	USD	10,740,942	Citibank, N.A.	11/12/19	1,245,412	—

EUR	23,619,117	PLN	102,526,690	Standard Chartered Bank	11/12/19	—	(479,772)

HUF	8,333,741,681	EUR	24,967,394	Standard Chartered Bank	11/12/19	436,957	—

KRW	12,766,643,000	USD	10,762,754	Australia and New Zealand Banking Group Limited	11/12/19	194,866	—

USD	3,125,084	KRW	3,763,898,733	Australia and New Zealand Banking Group Limited	11/12/19	—	(105,473)

EGP	203,540,000	USD	11,276,454	Bank of America, N.A.	11/13/19	1,304,145	—

EGP	218,680,000	USD	12,128,674	Morgan Stanley & Co. International PLC	11/14/19	1,384,104	—

NOK	926,860,000	EUR	92,083,315	Standard Chartered Bank	11/15/19	—	(1,978,338)

TRY	193,151,000	USD	32,410,061	Standard Chartered Bank	11/18/19	1,222,869	—

UGX	6,763,456,000	USD	1,736,446	Standard Chartered Bank	11/20/19	78,017	—

USD	11,558,073	MYR	48,463,000	Credit Agricole Corporate and Investment Bank	11/20/19	—	(57,380)

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	5,446,562	RSD	641,632,197	JPMorgan Chase Bank, N.A.	11/22/19	$—	$(11,526)

INR	4,043,985,000	USD	56,429,769	Standard Chartered Bank	11/22/19	396,187	—

USD	36,099,693	INR	2,561,659,500	Australia and New Zealand Banking Group Limited	11/22/19	103,331	—

USD	14,439,819	INR	1,026,502,200	Australia and New Zealand Banking Group Limited	11/22/19	15,441	—

USD	9,803,154	UAH	258,019,000	JPMorgan Chase Bank, N.A.	11/22/19	—	(541,440)

EUR	9,208,466	RSD	1,085,586,000	Citibank, N.A.	11/25/19	—	(25,278)

EGP	186,360,000	USD	10,917,399	Standard Chartered Bank	11/26/19	561,476	—

UGX	14,600,514,000	USD	3,743,722	Citibank, N.A.	11/26/19	168,119	—

EGP	373,327,000	USD	20,838,794	HSBC Bank USA, N.A.	11/27/19	2,150,227	—

USD	8,674,940	MYR	36,348,000	Goldman Sachs International	11/27/19	—	(42,509)

USD	8,665,777	MYR	36,346,000	UBS AG	11/27/19	—	(51,193)

USD	14,287,587	NGN	5,187,822,840	ICBC Standard Bank PLC	11/29/19	7,538	—

USD	30,870,301	NGN	11,180,605,616	Standard Chartered Bank	11/29/19	94,463	—

USD	28,512,265	ZAR	410,876,000	Standard Chartered Bank	11/29/19	1,411,942	—

USD	6,219,407	ZAR	89,705,000	Standard Chartered Bank	11/29/19	302,696	—

ZAR	62,600,000	USD	4,023,891	Standard Chartered Bank	11/29/19	105,043	—

ZAR	4,892,000	USD	324,462	Standard Chartered Bank	11/29/19	—	(1,798)

EGP	271,330,000	USD	15,947,455	BNP Paribas	12/3/19	734,090	—

EGP	41,810,000	USD	2,457,388	BNP Paribas	12/3/19	113,118	—

EGP	342,800,000	USD	19,391,882	Morgan Stanley & Co. International PLC	12/3/19	1,683,685	—

USD	34,007	ZAR	499,000	Standard Chartered Bank	12/3/19	1,112	—

USD	37,423,900	ZAR	578,813,000	Standard Chartered Bank	12/3/19	—	(732,630)

EUR	1,656,311	RSD	195,130,000	Citibank, N.A.	12/4/19	—	(2,402)

RSD	764,557,100	EUR	6,489,196	Citibank, N.A.	12/4/19	10,026	—

RSD	361,736,324	EUR	3,074,682	JPMorgan Chase Bank, N.A.	12/4/19	—	(214)

EUR	638,098	USD	711,970	Bank of America, N.A.	12/6/19	1,193	—

EUR	6,626,000	USD	7,402,578	Citibank, N.A.	12/6/19	2,888	—

EUR	5,263,953	USD	5,880,897	Citibank, N.A.	12/6/19	2,294	—

EUR	1,798,750	USD	2,009,566	Citibank, N.A.	12/6/19	784	—

EUR	6,333,445	USD	7,052,227	Goldman Sachs International	12/6/19	26,267	—

EUR	3,819,849	USD	4,242,521	HSBC Bank USA, N.A.	12/6/19	26,685	—

USD	8,898,795	EUR	7,990,571	Bank of America, N.A.	12/6/19	—	(31,766)

USD	821,068	EUR	734,933	Citibank, N.A.	12/6/19	—	(320)

USD	2,209,912	EUR	1,978,078	Citibank, N.A.	12/6/19	—	(862)

USD	1,111,069	EUR	997,826	Goldman Sachs International	12/6/19	—	(4,138)

USD	16,406,125	EUR	14,733,967	Goldman Sachs International	12/6/19	—	(61,108)

USD	5,404,836	EUR	4,848,913	UBS AG	12/6/19	—	(14,491)

USD	5,504,271	THB	168,699,000	Standard Chartered Bank	12/6/19	—	(84,264)

USD	5,869,189	THB	179,851,000	Standard Chartered Bank	12/6/19	—	(88,781)

EGP	242,134,000	USD	14,234,803	BNP Paribas	12/9/19	628,422	—

EGP	216,139,000	USD	12,736,535	Goldman Sachs International	12/9/19	531,005	—

EGP	31,546,000	USD	1,791,318	Citibank, N.A.	12/10/19	144,607	—

PHP	974,960,000	USD	18,661,307	UBS AG	12/10/19	515,489	—

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KRW	7,101,047,100	USD	6,067,861	Australia and New Zealand Banking Group Limited	12/11/19	$4,293	$—

KRW	4,733,189,400	USD	4,044,200	Australia and New Zealand Banking Group Limited	12/11/19	3,183	—

KRW	58,879,217,500	USD	50,566,226	Australia and New Zealand Banking Group Limited	12/11/19	—	(218,206)

USD	4,406,001	AED	16,300,000	BNP Paribas	12/11/19	—	(31,638)

USD	73,736,855	AED	272,760,000	BNP Paribas	12/11/19	—	(521,455)

EGP	85,729,000	USD	4,893,208	Goldman Sachs International	12/16/19	359,631	—

EGP	221,160,000	USD	12,128,325	Morgan Stanley & Co. International PLC	12/16/19	1,422,723	—

THB	413,955,461	USD	13,522,212	Standard Chartered Bank	12/16/19	192,994	—

THB	233,574,539	USD	7,627,297	Standard Chartered Bank	12/16/19	111,513	—

USD	3,413,294	THB	104,527,000	Standard Chartered Bank	12/16/19	—	(49,903)

USD	6,051,285	THB	185,248,000	Standard Chartered Bank	12/16/19	—	(86,366)

USD	8,679,263	MYR	36,518,000	Goldman Sachs International	12/18/19	—	(84,002)

USD	12,173,344	MYR	51,195,000	State Street Bank and Trust Company	12/18/19	—	(111,977)

USD	28,271,697	BHD	10,672,000	BNP Paribas	12/23/19	—	(27,398)

EGP	163,263,000	USD	9,263,149	Goldman Sachs International	12/24/19	719,639	—

USD	10,696,082	BHD	4,037,450	Standard Chartered Bank	12/24/19	—	(10,030)

USD	11,793,690	BHD	4,452,000	Standard Chartered Bank	12/24/19	—	(11,685)

USD	25,628,454	KRW	29,832,107,800	Australia and New Zealand Banking Group Limited	12/26/19	111,079	—

INR	727,760,000	USD	10,194,145	Australia and New Zealand Banking Group Limited	12/30/19	—	(20,666)

INR	2,561,659,500	USD	35,918,886	Australia and New Zealand Banking Group Limited	1/6/20	—	(137,770)

USD	2,024,307	KRW	2,355,160,000	Australia and New Zealand Banking Group Limited	1/8/20	9,195	—

USD	2,699,042	KRW	3,156,087,600	Australia and New Zealand Banking Group Limited	1/8/20	—	(1,357)

USD	10,780,503	KRW	12,766,643,000	Australia and New Zealand Banking Group Limited	1/8/20	—	(142,841)

USD	2,699,159	KRW	3,140,222,400	Australia and New Zealand Banking Group Limited	1/9/20	12,241	—

USD	674,739	KRW	788,971,900	Australia and New Zealand Banking Group Limited	1/9/20	—	(341)

THB	12,617,000	USD	412,630	Standard Chartered Bank	1/10/20	5,546	—

THB	10,859,118	USD	355,262	Standard Chartered Bank	1/10/20	4,651	—

USD	20,052,283	THB	612,928,119	Standard Chartered Bank	1/10/20	—	(262,533)

USD	23,292,279	THB	712,208,000	Standard Chartered Bank	1/10/20	—	(313,058)

USD	9,988,525	CNH	71,070,350	Bank of America, N.A.	1/21/20	—	(73,465)

EGP	149,540,000	USD	8,564,719	JPMorgan Chase Bank, N.A.	1/22/20	511,619	—

INR	298,742,200	USD	4,172,942	Australia and New Zealand Banking Group Limited	1/22/20	—	(8,296)

USD	2,700,247	KRW	3,156,087,600	Australia and New Zealand Banking Group Limited	1/22/20	—	(1,469)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	4,049,195	KRW	4,733,189,400	Australia and New Zealand Banking Group Limited	1/22/20	$—	$(2,572)

USD	12,684,337	CNH	89,859,650	Citibank, N.A.	1/23/20	—	(37,082)

USD	15,464,518	THB	467,879,000	Standard Chartered Bank	1/24/20	—	(45,537)

EGP	149,310,000	USD	8,512,543	Goldman Sachs International	1/27/20	538,470	—

EGP	149,014,000	USD	8,501,968	Goldman Sachs International	1/29/20	526,572	—

USD	20,255,145	KRW	23,551,667,300	Australia and New Zealand Banking Group Limited	1/29/20	89,218	—

TRY	2,853,495	USD	413,850	Goldman Sachs International	2/3/20	73,365	—

TRY	87,420,000	USD	19,035,384	Goldman Sachs International	2/3/20	—	(4,109,017)

TRY	120,000,000	USD	26,212,892	Goldman Sachs International	2/3/20	—	(5,723,713)

TRY	162,490,400	USD	35,371,675	Goldman Sachs International	2/3/20	—	(7,627,551)

TRY	418,565	USD	60,688	JPMorgan Chase Bank, N.A.	2/3/20	10,779	—

TRY	34,986,750	USD	7,562,577	JPMorgan Chase Bank, N.A.	2/3/20	—	(1,588,829)

TRY	107,525,000	USD	23,148,547	JPMorgan Chase Bank, N.A.	2/3/20	—	(4,789,389)

USD	40,128,101	AED	148,012,500	BNP Paribas	2/3/20	—	(161,246)

USD	73,458,251	TRY	372,763,895	Goldman Sachs International	2/3/20	9,811,366	—

USD	28,300,231	TRY	142,930,315	JPMorgan Chase Bank, N.A.	2/3/20	3,895,857	—

AED	116,823,000	USD	31,784,679	BNP Paribas	2/5/20	14,588	—

USD	74,858,208	AED	276,114,500	BNP Paribas	2/5/20	—	(300,269)

EGP	643,747,000	USD	34,665,967	Goldman Sachs International	2/10/20	4,218,367	—

EGP	142,999,000	USD	8,150,413	Goldman Sachs International	2/10/20	487,174	—

TRY	637,465	USD	92,417	Deutsche Bank AG	2/10/20	16,229	—

TRY	111,835,380	USD	24,269,831	Deutsche Bank AG	2/10/20	—	(5,209,252)

TRY	879,950	USD	126,520	Standard Chartered Bank	2/10/20	23,453	—

TRY	87,420,000	USD	19,014,682	Standard Chartered Bank	2/10/20	—	(4,115,320)

TRY	111,835,050	USD	24,296,122	Standard Chartered Bank	2/10/20	—	(5,235,599)

USD	22,164,321	TRY	112,472,845	Deutsche Bank AG	2/10/20	2,995,096	—

USD	39,458,793	TRY	200,135,000	Standard Chartered Bank	2/10/20	5,348,935	—

TRY	124,118,250	USD	26,952,932	Goldman Sachs International	2/14/20	—	(5,820,778)

TRY	1,600,170	USD	229,909	Standard Chartered Bank	2/14/20	42,533	—

TRY	37,643,600	USD	8,158,561	Standard Chartered Bank	2/14/20	—	(1,749,428)

TRY	142,827,070	USD	31,025,757	Standard Chartered Bank	2/14/20	—	(6,708,273)

USD	19,215,736	OMR	7,620,000	Standard Chartered Bank	2/14/20	—	(549,377)

USD	24,776,575	TRY	124,118,250	Goldman Sachs International	2/14/20	3,644,421	—

USD	35,727,901	TRY	182,070,840	Standard Chartered Bank	2/14/20	4,728,842	—

USD	42,670,390	AED	157,394,000	BNP Paribas	2/18/20	—	(170,214)

USD	20,000,000	OMR	7,920,600	Credit Agricole Corporate and Investment Bank	2/20/20	—	(542,656)

USD	18,594,674	OMR	7,359,400	Standard Chartered Bank	2/20/20	—	(492,469)

USD	15,893,368	BHD	6,111,000	BNP Paribas	2/24/20	—	(303,245)

USD	15,891,443	BHD	6,119,000	BNP Paribas	3/2/20	—	(325,604)

USD	13,020,480	AED	48,000,000	BNP Paribas	3/12/20	—	(43,361)

USD	24,763,586	OMR	9,820,000	Standard Chartered Bank	3/12/20	—	(695,905)

UGX	6,944,382,000	USD	1,731,766	Standard Chartered Bank	3/16/20	83,321	—

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	16,855,444	BHD	6,518,000	BNP Paribas	3/19/20	$—	$(417,076)

USD	21,068,217	BHD	8,128,750	BNP Paribas	3/23/20	—	(472,162)

USD	16,216,935	BHD	6,253,250	BNP Paribas	3/26/20	—	(353,219)

UGX	34,709,670,000	USD	8,651,463	Citibank, N.A.	4/3/20	385,310	—

UGX	18,108,234,000	USD	4,731,705	Citibank, N.A.	4/3/20	—	(17,169)

EGP	23,400,000	USD	1,362,842	Standard Chartered Bank	4/7/20	29,944	—

UGX	2,996,764,000	USD	743,798	Standard Chartered Bank	4/14/20	34,559	—

EGP	39,490,000	USD	2,310,032	HSBC Bank USA, N.A.	4/15/20	35,635	—

EGP	100,000,000	USD	5,899,705	HSBC Bank USA, N.A.	4/16/20	38,678	—

EGP	126,190,000	USD	7,442,642	JPMorgan Chase Bank, N.A.	4/16/20	51,004	—

UGX	7,328,920,000	USD	1,825,840	Citibank, N.A.	4/20/20	75,249	—

EGP	158,826,000	USD	8,317,675	Goldman Sachs International	4/21/20	1,101,980	—

EGP	483,800,000	USD	25,329,843	HSBC Bank USA, N.A.	4/21/20	3,363,374	—

EGP	675,953,000	USD	35,483,097	Goldman Sachs International	5/7/20	4,441,178	—

EGP	243,480,000	USD	12,814,737	Société Générale	5/13/20	1,542,723	—

AED	52,270,000	USD	14,217,326	Standard Chartered Bank	5/21/20	4,909	—

USD	14,186,457	AED	52,270,000	Standard Chartered Bank	5/21/20	—	(35,779)

USD	5,361,470	OMR	2,115,100	Standard Chartered Bank	5/21/20	—	(114,894)

USD	1,151,155	GHS	6,976,000	ICBC Standard Bank PLC	5/22/20	—	(25,337)

USD	2,325,083	GHS	14,090,000	ICBC Standard Bank PLC	5/22/20	—	(51,175)

USD	955,482	GHS	5,795,000	JPMorgan Chase Bank, N.A.	5/22/20	—	(21,836)

USD	2,365,318	GHS	14,322,000	JPMorgan Chase Bank, N.A.	5/22/20	—	(50,066)

USD	2,886,957	GHS	17,596,000	ICBC Standard Bank PLC	5/26/20	—	(74,794)

USD	939,314	GHS	5,778,000	JPMorgan Chase Bank, N.A.	5/29/20	—	(31,816)

USD	474,328	GHS	2,910,000	Standard Chartered Bank	5/29/20	—	(14,767)

USD	1,187,363	GHS	7,329,000	JPMorgan Chase Bank, N.A.	6/3/20	—	(41,457)

USD	3,873,532	GHS	24,074,000	Standard Chartered Bank	6/4/20	—	(160,889)

USD	1,455,044	GHS	9,014,000	JPMorgan Chase Bank, N.A.	6/8/20	—	(52,631)

USD	2,449,735	GHS	15,023,000	Standard Chartered Bank	6/8/20	—	(63,002)

UGX	6,767,004,000	USD	1,675,416	Standard Chartered Bank	6/15/20	51,192	—

USD	2,395,126	GHS	14,742,000	Standard Chartered Bank	6/15/20	—	(62,276)

UGX	32,737,140,000	USD	8,093,236	Standard Chartered Bank	6/17/20	254,356	—

USD	1,411,048	GHS	8,685,000	JPMorgan Chase Bank, N.A.	6/17/20	—	(35,292)

USD	1,406,478	GHS	8,685,000	Standard Chartered Bank	6/19/20	—	(38,468)

USD	1,969,572	GHS	11,975,000	JPMorgan Chase Bank, N.A.	6/22/20	—	(19,863)

UGX	7,547,290,000	USD	1,883,526	Citibank, N.A.	6/26/20	35,445	—

USD	1,780,578	GHS	11,020,000	JPMorgan Chase Bank, N.A.	6/26/20	—	(46,683)

UGX	26,676,410,000	USD	6,688,331	Standard Chartered Bank	7/2/20	81,506	—

USD	2,475,985	GHS	15,182,000	Citibank, N.A.	7/2/20	—	(34,156)

UGX	21,047,320,000	USD	5,285,615	Standard Chartered Bank	7/10/20	42,184	—

USD	2,443,157	GHS	14,968,000	JPMorgan Chase Bank, N.A.	7/13/20	—	(18,633)

BRL	56,983,400	USD	14,789,477	Standard Chartered Bank	7/23/20	—	(779,490)

USD	14,784,636	BRL	56,983,400	Standard Chartered Bank	7/23/20	774,649	—

EGP	76,533,000	USD	4,198,190	JPMorgan Chase Bank, N.A.	8/3/20	216,749	—

UGX	4,905,440,000	USD	1,229,434	Citibank, N.A.	8/10/20	19	—

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UGX	6,873,248,000	USD	1,728,249	Standard Chartered Bank	8/14/20	$—	$(7,974)

USD	10,529,543	OMR	4,148,640	BNP Paribas	8/17/20	—	(189,117)

USD	23,557,985	OMR	9,293,625	BNP Paribas	8/27/20	—	(446,471)

USD	28,571,429	OMR	11,800,000	BNP Paribas	12/21/20	—	(1,800,506)

USD	70,240,195	AED	258,800,000	BNP Paribas	4/5/21	—	(52,263)

USD	40,013,843	AED	147,415,000	BNP Paribas	4/8/21	—	(24,661)

USD	80,028,140	AED	294,751,643	BNP Paribas	4/8/21	—	(27,587)

USD	70,473,173	AED	259,672,500	BNP Paribas	4/8/21	—	(54,918)

USD	139,374,949	AED	513,540,937	BNP Paribas	4/12/21	—	(101,277)

USD	146,852,095	AED	540,959,063	Morgan Stanley & Co. International PLC	4/12/21	—	(70,814)

USD	1,921,019	OMR	754,000	BNP Paribas	8/19/21	—	(5,292)

USD	43,018,585	OMR	16,897,700	BNP Paribas	8/23/21	—	(146,154)

USD	26,816,272	OMR	10,530,750	BNP Paribas	8/26/21	—	(81,772)

USD	6,079,569	OMR	2,390,000	Standard Chartered Bank	10/12/21	—	(16,239)

USD	18,442,153	OMR	7,245,000	Bank of America, N.A.	10/28/21	—	(27,475)

USD	35,659,705	OMR	14,000,000	Credit Agricole Corporate and Investment Bank	10/28/21	—	(30,398)

USD	47,974,561	OMR	18,858,800	Bank of America, N.A.	11/4/21	—	(91,706)

						$69,023,408	$(70,892,997)

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

WTI Crude Oil	958	Short	12/18/19	$(51,971,500)	$(1,646,569)

WTI Crude Oil	960	Long	4/20/20	51,177,600	1,510,739

Equity Futures

MSCI Taiwan Index	437	Long	11/28/19	18,704,342	136,828

SPI 200 Index	192	Long	12/19/19	21,947,397	(126,140)

TOPIX Index	247	Long	12/12/19	37,892,283	2,645,779

Interest Rate Futures

10-Year USD Deliverable Interest Rate Swap	41	Short	12/16/19	(4,060,922)	(18,899)

Euro-Bobl	473	Short	12/6/19	(71,016,997)	811,805

Euro-Bund	67	Short	12/6/19	(12,834,780)	207,981

U.S. Ultra-Long Treasury Bond	22	Short	12/19/19	(4,174,500)	(119,764)

					$3,401,760

WTI	–	West Texas Intermediate

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	11,623	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	$(929,746)

EUR	11,653	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	(970,539)

EUR	11,378	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	(985,227)

EUR	11,446	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	(1,058,209)

EUR	15,315	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.74% (pays upon termination)	2/15/33	(1,726,668)

EUR	11,623	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	1,926,027

EUR	11,653	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	1,944,910

EUR	11,378	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	1,978,437

EUR	11,446	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	2,213,283

EUR	15,315	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.93% (pays upon termination)	2/15/43	3,498,351

EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	774,164

EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	8/7/47	757,682

EUR	8,521	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.95% (pays upon termination)	12/15/47	2,403,383

USD	109,009	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.73% (pays upon termination)	6/21/24	(744,948)

USD	58,740	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.88% (pays upon termination)	7/15/24	(888,921)

USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.17% (pays upon termination)	10/26/27	(1,429,810)

USD	14,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.23% (pays upon termination)	1/17/28	(709,225)

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	14,682	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.35% (pays upon termination)	2/6/28	$(897,767)

USD	27,996	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.41% (pays upon termination)	2/6/33	2,664,530

USD	27,996	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	2/6/43	(4,790,355)

USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	(444,482)

USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/7/47	(426,304)

USD	5,209	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	(507,201)

USD	5,178	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	(528,932)

USD	5,163	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	(532,196)

USD	4,498	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	(571,420)

USD	14,130	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.26% (pays upon termination)	12/7/47	(2,065,761)

USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(1,221,027)

							$(3,267,971)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$87,363	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.97% (pays upon termination)	6/23/27	$(1,778,657)

							$(1,778,657)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CAD	303,000	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.80% (pays semi-annually)	6/11/24	$(37,988)	$—	$(37,988)

CNY	575,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	289,410	—	289,410

CNY	307,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	163,599	—	163,599

CNY	192,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	99,352	—	99,352

CNY	191,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	96,437	—	96,437

CNY	273,585	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(322,976)	—	(322,976)

CNY	209,748	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(244,309)	—	(244,309)

CNY	182,390	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(221,066)	—	(221,066)

CNY	136,793	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(161,489)	—	(161,489)

CNY	136,792	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(163,212)	—	(163,212)

CNY	68,397	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(79,667)	—	(79,667)

CNY	91,195	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.87% (pays quarterly)	6/10/24	(126,391)	—	(126,391)

CNY	407,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.94% (pays quarterly)	6/12/24	(389,073)	—	(389,073)

CNY	316,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.94% (pays quarterly)	6/12/24	(298,696)	—	(298,696)

CNY	173,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.95% (pays quarterly)	6/12/24	(158,716)	—	(158,716)

CNY	135,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.96% (pays quarterly)	6/12/24	(114,848)	—	(114,848)

CNY	85,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.95% (pays quarterly)	6/12/24	(78,490)	—	(78,490)

CNY	278,395	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.22% (pays quarterly)	6/19/24	214,468	—	214,468

CNY	79,505	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.22% (pays quarterly)	6/19/24	61,249	—	61,249

CNY	297,720	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.67% (pays quarterly)	8/12/24	(842,554)	—	(842,554)

CNY	169,543	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.67% (pays quarterly)	8/12/24	(471,383)	—	(471,383)

EUR	300	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(17,540)	5,051	(12,489)

EUR	4,200	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	7/23/24	4,501	—	4,501

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	10,675	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	$143,491	$(4)	$143,487

EUR	1,300	Receives	6-month EURIBOR (pays semi-annually)	(0.52)% (pays annually)	8/30/24	17,290	(25)	17,265

EUR	9,681	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(126,356)	38,370	(87,986)

EUR	5,493	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(73,622)	61,017	(12,605)

EUR	10,400	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	87,073	(16)	87,057

EUR	9,853	Receives	6-month EURIBOR (pays semi-annually)	(0.05)% (pays annually)	8/6/29	51,425	(17)	51,408

EUR	5,660	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	110,438	8	110,446

GBP	46,520	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(3,771,470)	—	(3,771,470)

GBP	41,298	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(3,345,661)	—	(3,345,661)

HUF	4,196,900	Receives	6-month HUF BUBOR (pays semi-annually)	1.15% (pays annually)	3/13/23	(397,011)	—	(397,011)

HUF	2,492,778	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	6/18/23	(456,324)	—	(456,324)

HUF	2,174,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	8/1/26	(530,332)	—	(530,332)

HUF	2,107,661	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	9/21/26	(475,598)	—	(475,598)

HUF	854,457	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	(201,110)	—	(201,110)

HUF	848,760	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	(238,539)	—	(238,539)

HUF	2,158,928	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	(579,881)	—	(579,881)

HUF	972,374	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	(256,919)	—	(256,919)

HUF	1,456,978	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	(486,208)	—	(486,208)

HUF	975,542	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	(351,533)	—	(351,533)

HUF	2,616,226	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	(911,166)	—	(911,166)

HUF	4,080,966	Receives	6-month HUF BUBOR (pays semi-annually)	2.97% (pays annually)	6/18/28	(2,263,512)	—	(2,263,512)

JPY	456,794	Receives	6-month JPY-LIBOR (pays semi-annually)	0.81% (pays semi-annually)	12/19/46	(643,196)	—	(643,196)

JPY	2,130,200	Receives	6-month JPY-LIBOR (pays semi-annually)	0.96% (pays semi-annually)	12/18/47	(3,867,168)	—	(3,867,168)

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	1,510,830	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.06% (pays monthly)	7/30/29	$2,504,313	$—	$2,504,313

MXN	548,690	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.90% (pays monthly)	8/3/29	581,252	—	581,252

NZD	20,093	Pays	3-month NZD Bank Bill (pays quarterly)	4.96% (pays semi-annually)	4/29/24	2,211,568	—	2,211,568

NZD	11,875	Pays	3-month NZD Bank Bill (pays quarterly)	3.77% (semi-annually)	3/5/25	1,086,220	—	1,086,220

NZD	11,470	Pays	3-month NZD Bank Bill (pays quarterly)	4.05% (pays semi-annually)	6/16/25	1,281,428	—	1,281,428

NZD	25,600	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	4/28/27	(2,562,137)	—	(2,562,137)

NZD	45,772	Receives	3-month NZD Bank Bill (pays quarterly)	3.49% (pays semi-annually)	5/11/27	(5,187,179)	—	(5,187,179)

NZD	94,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(9,303,819)	—	(9,303,819)

NZD	94,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(9,291,586)	—	(9,291,586)

NZD	53,400	Receives	3-month NZD Bank Bill (pays quarterly)	3.24% (pays semi-annually)	6/11/28	(5,820,192)	—	(5,820,192)

NZD	29,700	Receives	3-month NZD Bank Bill (pays quarterly)	2.50% (pays semi-annually)	2/22/29	(1,989,031)	—	(1,989,031)

NZD	23,960	Receives	3-month NZD Bank Bill (pays quarterly)	2.49% (pays semi-annually)	2/22/29	(1,594,257)	—	(1,594,257)

PLN	56,456	Pays	6-month PLN WIBOR (pays semi-annually)	2.53% (pays annually)	6/18/23	454,338	—	454,338

PLN	31,466	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	245,999	—	245,999

PLN	42,148	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	385,836	—	385,836

PLN	11,391	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	100,376	—	100,376

PLN	12,047	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	149,146	—	149,146

PLN	18,369	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	217,972	—	217,972

PLN	12,246	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	147,409	—	147,409

PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	167,273	—	167,273

PLN	20,872	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	262,106	—	262,106

PLN	38,455	Pays	6-month PLN WIBOR (pays semi-annually)	2.52% (pays annually)	11/10/26	661,041	—	661,041

PLN	21,126	Pays	6-month PLN WIBOR (pays semi-annually)	3.14% (pays annually)	2/7/28	678,597	(74,420)	604,177

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	3,588	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/18/28	$97,526	$—	$97,526

SGD	52,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	1,421,891	—	1,421,891

SGD	35,480	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	970,167	—	970,167

SGD	35,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	957,042	—	957,042

SGD	100,010	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.08% (pays semi-annually)	12/13/23	1,804,119	—	1,804,119

SGD	104,810	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.09% (pays semi-annually)	12/13/23	1,853,901	—	1,853,901

SGD	38,177	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.57% (pays semi-annually)	8/14/24	75,607	—	75,607

SGD	27,018	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	34,353	—	34,353

SGD	26,432	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.57% (pays semi-annually)	8/14/24	52,347	—	52,347

SGD	26,430	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	50,001	—	50,001

SGD	23,493	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	31,953	—	31,953

USD	3,000	Receives	3-month USD-LIBOR (pays quarterly)	2.30% (pays semi-annually)	1/30/20	(19,613)	—	(19,613)

USD	9,026	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(281,091)	—	(281,091)

USD	9,830	Receives	3-month USD-LIBOR (pays quarterly)	2.37% (pays semi-annually)	4/3/24	(369,929)	—	(369,929)

USD	3,671	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	6/14/24	(79,844)	—	(79,844)

USD	228	Receives	3-month USD-LIBOR (pays quarterly)	1.75% (pays semi-annually)	7/5/24	(3,649)	—	(3,649)

USD	1,635	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	7/11/24	(33,519)	—	(33,519)

USD	3,273	Receives	3-month USD-LIBOR (pays quarterly)	1.85% (pays semi-annually)	7/15/24	(69,408)	—	(69,408)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	1.80% (pays semi-annually)	7/22/24	(12,335)	—	(12,335)

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	818	Receives	3-month USD-LIBOR (pays quarterly)	1.79% (pays semi-annually)	7/23/24	$(14,963)	$—	$(14,963)

USD	1,420	Receives	3-month USD-LIBOR (pays quarterly)	1.40% (pays semi-annually)	8/23/24	7,463	—	7,463

USD	10,078	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(498,280)	461,226	(37,054)

USD	87,577	Receives	3-month USD-LIBOR (pays quarterly)	2.03% (pays semi-annually)	7/17/29	(3,852,604)	(77,614)	(3,930,218)

USD	57,367	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/13/29	217,189	—	217,189

USD	21,729	Receives	3-month USD-LIBOR (pays quarterly)	1.42% (pays semi-annually)	8/19/29	384,102	—	384,102

USD	3,766	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	8/29/29	70,388	—	70,388

USD	2,465	Receives	3-month USD-LIBOR (pays quarterly)	1.35% (pays semi-annually)	9/6/29	59,089	—	59,089

USD	2,320	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	9/9/29	30,937	—	30,937

USD	8,245	Receives	3-month USD-LIBOR (pays quarterly)	1.47% (pays semi-annually)	9/9/29	101,552	—	101,552

USD	428	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	9/10/29	4,691	—	4,691

USD	13,739	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	9/16/29	(38,663)	—	(38,663)

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	9/19/29	(9,070)	—	(9,070)

USD	6,746	Receives	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	10/22/29	(57,738)	—	(57,738)

USD	1,236	Receives	3-month USD-LIBOR (pays quarterly)	1.67% (pays semi-annually)	10/22/29	(7,723)	—	(7,723)

USD	90,352	Pays	3-month USD-LIBOR (pays quarterly)	2.07% (pays semi-annually)	7/3/38	893,389	—	893,389

USD	3,020	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	7/3/38	(250,360)	—	(250,360)

USD	39,123	Pays	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	7/5/38	(414,901)	—	(414,901)

USD	5,539	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/5/38	(453,410)	—	(453,410)

USD	7,200	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	(606,176)	—	(606,176)

USD	5,538	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	(466,470)	—	(466,470)

USD	7,754	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/6/38	(635,896)	—	(635,896)

USD	45,142	Pays	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	7/7/38	(1,035,908)	—	(1,035,908)

USD	11,923	Receives	3-month USD-LIBOR (pays quarterly)	2.97% (pays semi-annually)	7/7/38	(964,500)	—	(964,500)

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	26,205	Receives	3-month USD-LIBOR (pays quarterly)	3.04% (pays semi-annually)	12/21/38	$(2,244,302)	$—	$(2,244,302)

USD	19,974	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	3/27/39	(1,320,078)	(24,018)	(1,344,096)

USD	76,069	Pays	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	3/28/39	3,455,014	—	3,455,014

USD	22,821	Pays	3-month USD-LIBOR (pays quarterly)	2.55% (pays semi-annually)	3/28/39	1,057,874	—	1,057,874

USD	43,646	Receives	3-month USD-LIBOR (pays quarterly)	2.81% (pays semi-annually)	3/28/39	(2,901,375)	—	(2,901,375)

USD	25,564	Receives	3-month USD-LIBOR (pays quarterly)	2.81% (pays semi-annually)	3/28/39	(1,703,358)	—	(1,703,358)

USD	6,274	Receives	3-month USD-LIBOR (pays quarterly)	2.78% (pays semi-annually)	4/4/39	(402,216)	—	(402,216)

USD	45,902	Pays	3-month USD-LIBOR (pays quarterly)	2.08% (pays semi-annually)	4/18/39	454,573	—	454,573

USD	11,676	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	4/18/39	(897,840)	—	(897,840)

USD	5,838	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	4/18/39	(450,057)	—	(450,057)

USD	20,083	Pays	3-month USD-LIBOR (pays quarterly)	1.77% (pays semi-annually)	4/20/39	(293,933)	—	(293,933)

USD	3,795	Receives	3-month USD-LIBOR (pays quarterly)	2.93% (pays semi-annually)	4/20/39	(287,642)	—	(287,642)

USD	2,920	Receives	3-month USD-LIBOR (pays quarterly)	2.93% (pays semi-annually)	4/20/39	(221,094)	—	(221,094)

USD	2,335	Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	5/2/39	(174,821)	—	(174,821)

USD	3,503	Receives	3-month USD-LIBOR (pays quarterly)	2.91% (pays semi-annually)	5/3/39	(262,192)	—	(262,192)

USD	12,623	Pays	3-month USD-LIBOR (pays quarterly)	1.99% (pays semi-annually)	5/4/39	33,728	—	33,728

USD	34,888	Receives	3-month USD-LIBOR (pays quarterly)	2.52% (pays semi-annually)	6/4/39	(1,528,831)	—	(1,528,831)

USD	43,556	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	8/7/39	(730,588)	—	(730,588)

USD	14,520	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	8/7/39	(242,441)	—	(242,441)

USD	31,176	Pays	3-month USD-LIBOR (pays quarterly)	2.52% (pays semi-annually)	4/4/49	2,657,751	—	2,657,751

USD	18,706	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	4/4/49	(2,153,648)	—	(2,153,648)

USD	11,224	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	4/4/49	(1,291,436)	—	(1,291,436)

USD	24,941	Pays	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	4/5/49	(961,271)	—	(961,271)

USD	18,682	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	4/5/49	(2,336,868)	—	(2,336,868)

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	4,086	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	4/5/49	$(510,522)	$—	$(510,522)

USD	15,519	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(1,479,737)	—	(1,479,737)

USD	1,702	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	37,393	—	37,393

USD	1,474	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	8/27/49	28,592	—	28,592

USD	2,320	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	81,068	—	81,068

USD	4,790	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/29/49	254,606	—	254,606

USD	684	Receives	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	8/30/49	41,211	—	41,211

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	1.58% (pays semi-annually)	9/3/49	15,110	—	15,110

USD	4,718	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	161,150	—	161,150

USD	3,189	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	73,190	—	73,190

USD	930	Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	9/13/49	(2,358)	—	(2,358)

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	9/20/49	(6,695)	—	(6,695)

USD	11,846	Receives	3-month USD-LIBOR (pays quarterly)	2.64% (pays semi-annually)	4/4/59	(1,803,126)	—	(1,803,126)

USD	6,236	Receives	3-month USD-LIBOR (pays quarterly)	2.65% (pays semi-annually)	4/4/59	(958,376)	—	(958,376)

Total						$(63,850,486)	$389,558	$(63,460,928)

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	THB	87,100	Pays	6-month THB Fixing Rate (pays semi-annually)	2.18% (pays semi-annually)	2/22/29	$169,921

Citibank, N.A.	THB	725,400	Pays	6-month THB Fixing Rate (pays semi-annually)	2.18% (pays semi-annually)	2/22/29	1,420,655

Goldman Sachs International	CLP	38,326,996	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.72% (pays semi-annually)	6/27/24	(1,451,956)

Goldman Sachs International	CLP	7,665,399	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.77% (pays semi-annually)	7/1/24	(312,403)

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLP	15,330,798	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.73% (pays semi-annually)	7/8/24	$(586,484)

Goldman Sachs International	CLP	57,490,495	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.71% (pays semi-annually)	7/10/24	(2,120,485)

Goldman Sachs International	CLP	23,543,726	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.69% (pays semi-annually)	7/11/24	(829,060)

Goldman Sachs International	CLP	7,665,400	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.46% (pays semi-annually)	7/23/24	(153,886)

Goldman Sachs International	CLP	31,209,190	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.44% (pays semi-annually)	7/26/24	(572,823)

Goldman Sachs International	CLP	5,487,440	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.12% (pays semi-annually)	8/22/24	16,644

Goldman Sachs International	THB	938,900	Pays	6-month THB Fixing Rate (pays semi-annually)	2.19% (pays semi-annually)	2/22/29	1,852,995

Morgan Stanley & Co. International PLC	CLP	12,416,130	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.13% (pays semi-annually)	8/19/24	28,700

							$(2,538,182)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Indonesia	$67,075	1.00% (pays quarterly)(1)	12/20/24	0.77%	$845,391	$(391,847)	$453,544

Total	$67,075				$845,391	$(391,847)	$453,544

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$343,050	1.00% (pays quarterly)(1)	12/20/24	$(9,870,821)	$8,647,636	$(1,223,185)

Markit CDX Emerging Markets Index (CDX.EM.31.V1)	1,000	1.00% (pays quarterly)(1)	6/20/24	39,151	(27,155)	11,996

Qatar	52,166	1.00% (pays quarterly)(1)	12/20/22	(1,293,712)	(11,927)	(1,305,639)

Qatar	23,815	1.00% (pays quarterly)(1)	12/20/27	(517,182)	(861,436)	(1,378,618)

Qatar	23,816	1.00% (pays quarterly)(1)	12/20/27	(517,204)	(861,576)	(1,378,780)

Qatar	57,454	1.00% (pays quarterly)(1)	12/20/27	(1,247,703)	(1,958,617)	(3,206,320)

Russia	196,301	1.00% (pays quarterly)(1)	12/20/24	(2,494,740)	1,718,154	(776,586)

South Africa	76,950	1.00% (pays quarterly)(1)	6/20/21	(243,136)	(2,454,863)	(2,697,999)

South Africa	10,560	1.00% (pays quarterly)(1)	9/20/22	58,242	92,366	150,608

South Africa	41,600	1.00% (pays quarterly)(1)	12/20/27	4,168,958	(4,663,433)	(494,475)

Total				$(11,918,147)	$(380,851)	$(12,298,998)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Cyprus	Goldman Sachs International	$3,268	1.00% (pays quarterly)(1)	6/20/21	0.67%	$21,166	$84,558	$105,724

Cyprus	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	12/20/21	0.72	35,508	115,853	151,361

Indonesia	Bank of America, N.A.	35,440	1.00% (pays quarterly)(1)	12/20/24	0.77	446,674	(221,603)	225,071

Indonesia	BNP Paribas	58,250	1.00% (pays quarterly)(1)	12/20/24	0.77	734,164	(364,232)	369,932

Indonesia	Citibank, N.A.	4,200	1.00% (pays quarterly)(1)	12/20/24	0.77	52,935	(26,262)	26,673

Indonesia	Goldman Sachs International	10,185	1.00% (pays quarterly)(1)	12/20/24	0.77	128,368	(61,223)	67,145

Indonesia	HSBC Bank USA, N.A.	62,015	1.00% (pays quarterly)(1)	12/20/24	0.77	781,616	(372,780)	408,836

Indonesia	JPMorgan Chase Bank, N.A.	32,135	1.00% (pays quarterly)(1)	12/20/24	0.77	405,019	(185,401)	219,618

Total		$210,493				$2,605,450	$(1,031,090)	$1,574,360

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Croatia	BNP Paribas	$915	1.00% (pays quarterly)(1)	3/20/20	$(4,039)	$(5,795)	$(9,834)

Croatia	Citibank, N.A.	400	1.00% (pays quarterly)(1)	3/20/20	(1,765)	(2,301)	(4,066)

Croatia	Citibank, N.A.	156	1.00% (pays quarterly)(1)	6/20/20	(1,008)	(1,427)	(2,435)

Croatia	Citibank, N.A.	1,210	1.00% (pays quarterly)(1)	6/20/20	(7,832)	(11,354)	(19,186)

Croatia	Goldman Sachs International	2,670	1.00% (pays quarterly)(1)	3/20/20	(11,784)	(15,165)	(26,949)

Croatia	Goldman Sachs International	4,150	1.00% (pays quarterly)(1)	3/20/20	(18,317)	(23,595)	(41,912)

Croatia	Goldman Sachs International	2,100	1.00% (pays quarterly)(1)	6/20/20	(13,593)	(19,772)	(33,365)

Egypt	JPMorgan Chase Bank, N.A.	9,097	1.00% (pays quarterly)(1)	12/20/24	864,673	(922,653)	(57,980)

Oman	Bank of America, N.A.	17,964	1.00% (pays quarterly)(1)	6/20/22	514,531	(472,775)	41,756

Oman	Bank of America, N.A.	14,372	1.00% (pays quarterly)(1)	12/20/22	536,900	(485,585)	51,315

Oman	Bank of America, N.A.	23,000	1.00% (pays quarterly)(1)	6/20/26	2,541,278	(3,406,215)	(864,937)

Qatar	Goldman Sachs International	1,360	1.00% (pays quarterly)(1)	12/20/20	(15,520)	(7,301)	(22,821)

Qatar	Goldman Sachs International	7,960	1.00% (pays quarterly)(1)	12/20/20	(90,837)	(29,072)	(119,909)

Qatar	Goldman Sachs International	1,730	1.00% (pays quarterly)(1)	9/20/24	(48,400)	724	(47,676)

Qatar	Nomura International PLC	5,380	1.00% (pays quarterly)(1)	9/20/24	(150,514)	9,012	(141,502)

South Africa	Bank of America, N.A.	5,000	1.00% (pays quarterly)(1)	9/20/22	27,577	(108,111)	(80,534)

South Africa	Bank of America, N.A.	7,500	1.00% (pays quarterly)(1)	9/20/22	41,365	(213,698)	(172,333)

South Africa	Bank of America, N.A.	14,640	1.00% (pays quarterly)(1)	9/20/22	80,744	(299,363)	(218,619)

South Africa	Bank of America, N.A.	26,320	1.00% (pays quarterly)(1)	9/20/22	145,164	(596,045)	(450,881)

South Africa	BNP Paribas	2,940	1.00% (pays quarterly)(1)	12/20/25	183,507	(302,467)	(118,960)

South Africa	BNP Paribas	13,330	1.00% (pays quarterly)(1)	12/20/25	832,023	(1,523,826)	(691,803)

South Africa	BNP Paribas	15,990	1.00% (pays quarterly)(1)	12/20/25	998,053	(1,828,962)	(830,909)

South Africa	BNP Paribas	26,186	1.00% (pays quarterly)(1)	12/20/25	1,634,460	(2,866,252)	(1,231,792)

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	Goldman Sachs International	$3,070	1.00% (pays quarterly)(1)	9/20/22	$16,932	$(84,613)	$(67,681)

South Africa	Goldman Sachs International	15,000	1.00% (pays quarterly)(1)	9/20/22	82,730	(426,827)	(344,097)

South Africa	HSBC Bank USA, N.A.	7,120	1.00% (pays quarterly)(1)	12/20/22	55,353	(197,587)	(142,234)

South Africa	HSBC Bank USA, N.A.	58,700	1.00% (pays quarterly)(1)	6/20/29	7,336,756	(7,148,910)	187,846

Ukraine	Barclays Bank PLC	9,770	5.00% (pays quarterly)(1)	12/20/24	(315,213)	83,709	(231,504)

Ukraine	Barclays Bank PLC	9,770	5.00% (pays quarterly)(1)	12/20/24	(315,213)	62,657	(252,556)

Ukraine	Barclays Bank PLC	14,655	5.00% (pays quarterly)(1)	12/20/24	(472,819)	156,745	(316,074)

Ukraine	Barclays Bank PLC	14,655	5.00% (pays quarterly)(1)	12/20/24	(472,805)	140,551	(332,254)

Ukraine	Barclays Bank PLC	14,655	5.00% (pays quarterly)(1)	12/20/24	(472,805)	41,750	(431,055)

Ukraine	Barclays Bank PLC	24,424	5.00% (pays quarterly)(1)	12/20/24	(788,000)	208,146	(579,854)

Ukraine	Barclays Bank PLC	6,407	5.00% (pays quarterly)(1)	12/20/24	(206,723)	165,319	(41,404)

Ukraine	Barclays Bank PLC	6,407	5.00% (pays quarterly)(1)	12/20/24	(206,723)	95,873	(110,850)

Ukraine	Barclays Bank PLC	19,539	5.00% (pays quarterly)(1)	12/20/24	(630,407)	166,166	(464,241)

Ukraine	JPMorgan Chase Bank, N.A.	4,560	5.00% (pays quarterly)(1)	12/20/24	(147,121)	19,411	(127,710)

Ukraine	JPMorgan Chase Bank, N.A.	4,575	5.00% (pays quarterly)	12/20/24	(147,605)	—	(147,605)

Total					$11,353,003	$(19,849,608)	$(8,496,605)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2019, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $277,568,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/ Unrealized Appreciation (Depreciation)

Citibank, N.A.	USD	70,400	Excess Return on Bloomberg Commodity 4 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	11/20/19	$202,017

Citibank, N.A.	USD	60,400	Excess Return on Bloomberg Commodity 5 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	11/20/19	389,906

Citibank, N.A.	USD	55,300	Excess Return on Bloomberg Commodity 6 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	11/20/19	339,353

Citibank, N.A.	LKR	2,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually) plus Notional Amount at termination date	6-month USD-LIBOR + 115 bp on $14,370,953 (pays semi-annually) plus USD equivalent of Notional Amount at termination date	12/17/21	(2,489,048)

Citibank, N.A.	LKR	1,200,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually) plus Notional Amount at termination date	6-month USD-LIBOR + 115 bp on $8,023,055 (pays semi-annually) plus USD equivalent of Notional Amount at termination date	12/17/21	(885,784)

Citibank, N.A.	LKR	2,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually) plus Notional Amount at termination date	6-month USD-LIBOR + 115 bp on $13,781,238 (pays semi-annually) plus USD equivalent of Notional Amount at termination date	5/17/23	(1,811,733)

Citibank, N.A.	LKR	1,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually) plus Notional Amount at termination date	6-month USD-LIBOR + 115 bp on $6,996,612 (pays semi-annually) plus USD equivalent of Notional Amount at termination date	5/17/23	(1,013,870)

JPMorgan Chase Bank, N.A.	CNY	62,327	Total Return on CSI 500 Index (pays quarterly)	3-month USD-LIBOR minus 13.25% on $8,784,876 (pays quarterly)	11/12/19	648,574

JPMorgan Chase Bank, N.A.	CNY	107,027	Total Return on CSI 500 Index (pays annually)	3-month USD-LIBOR minus 11.00% on $15,103,549 (pays annually)	1/17/20	(85,136)

						$(4,705,721)

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Value/ Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF	1,291	CLP	36,003,621	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.07% (pays semi-annually)	6/27/24	$1,413,094

Goldman Sachs International	CLF	257	CLP	7,182,010	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.10% (pays semi-annually)	7/1/24	288,981

Goldman Sachs International	CLF	515	CLP	14,384,088	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.05% (pays semi-annually)	7/8/24	513,996

Goldman Sachs International	CLF	1937	CLP	54,137,238	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.03% (pays semi-annually)	7/10/24	1,862,990

Goldman Sachs International	CLF	767	CLP	21,427,415	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.03% (pays semi-annually)	7/11/24	694,033

Goldman Sachs International	CLF	257	CLP	7,193,477	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.21)% (pays semi-annually)	7/23/24	133,405

Goldman Sachs International	CLF	1024	CLP	28,636,266	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.24)% (pays semi-annually)	7/26/24	488,350

Goldman Sachs International	CLF	183	CLP	5,114,056	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.51)% (pays semi-annually)	8/22/24	(5,224)

Morgan Stanley & Co. International PLC	CLF	430	CLP	12,016,643	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.49)% (pays semi-annually)	8/19/24	4,598

								$5,394,223

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

OMO	–	Open Market Operation

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

GHS	–	Ghanaian Cedi

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

LKR	–	Sri Lankan Rupee

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NGN	–	Nigerian Naira

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PHP	–	Philippine Peso

PKR	–	Pakistani Rupee

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

XOF	–	West African CFA franc

ZAR	–	South African Rand

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $2,862,179,663)	$2,926,524,173

Affiliated investment, at value (identified cost, $172,845,188)	172,862,422

Cash	17,775,985

Deposits for derivatives collateral —

Futures contracts	1,801,118

Centrally cleared derivatives	196,290,013

OTC derivatives	1,570,000

Foreign currency, at value (identified cost, $33,488,644)	33,549,401

Interest and dividends receivable	63,905,741

Due from broker for open reverse repurchase agreements	89,319,886

Dividends receivable from affiliated investment	329,481

Receivable for investments sold	45,270,272

Receivable for variation margin on open futures contracts	1,260,738

Receivable for open forward foreign currency exchange contracts	69,023,408

Receivable for open swap contracts	12,323,489

Upfront payments on open non-centrally cleared swap contracts	22,231,172

Receivable for closed swap contracts	8,198,677

Receivable from affiliate	105,977

Total assets	$3,662,341,953

Liabilities

Cash collateral due to brokers	$1,570,000

Payable for reverse repurchase agreements, including accrued interest of $302,057	177,798,972

Payable for investments purchased	38,534,039

Payable for variation margin on open centrally cleared derivatives	5,860,887

Payable for open forward foreign currency exchange contracts	70,892,997

Payable for open swap contracts	22,874,071

Payable for closed swap contracts	7,093,529

Upfront receipts on open non-centrally cleared swap contracts	1,350,474

Payable to affiliates:

Investment adviser fee	2,642,573

Trustees’ fees	9,218

Accrued foreign capital gains taxes	245,321

Accrued expenses and other liabilities	2,191,909

Total liabilities	$331,063,990

Net Assets applicable to investors’ interest in Portfolio	$3,331,277,963

54	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income (net of foreign taxes, $7,071,722)	$250,311,267

Dividends (net of foreign taxes, $657,273)	3,386,761

Dividends from affiliated investment	7,108,001

Total investment income	$260,806,029

Expenses

Investment adviser fee	$34,144,189

Trustees’ fees and expenses	109,090

Custodian fee	4,342,436

Legal and accounting services	533,701

Interest expense and fees	8,701,541

Miscellaneous	112,232

Total expenses	$47,943,189

Deduct —

Allocation of expenses to affiliate	$1,780,142

Total expense reductions	$1,780,142

Net expenses	$46,163,047

Net investment income	$214,642,982

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,404,432)	$(112,093,019)

Investment transactions — affiliated investment	(133,933)

Written options	524,985

Futures contracts	(17,424,174)

Swap contracts	(152,970,476)

Foreign currency transactions	(1,917,699)

Forward foreign currency exchange contracts	60,947,047

Net realized loss	$(223,067,269)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $234,755)	$324,457,512

Investments — affiliated investment	90,563

Written options	(490,698)

Futures contracts	3,126,414

Swap contracts	(69,460,403)

Foreign currency	3,134,830

Forward foreign currency exchange contracts	16,927,292

Net change in unrealized appreciation (depreciation)	$277,785,510

Net realized and unrealized gain	$54,718,241

Net increase in net assets from operations	$269,361,223

55	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$214,642,982	$245,768,757

Net realized loss	(223,067,269)	(212,624,736)

Net change in unrealized appreciation (depreciation)	277,785,510	(406,133,659)

Net increase (decrease) in net assets from operations	$269,361,223	$(372,989,638)

Capital transactions —

Contributions	$370,424,184	$1,428,513,014

Withdrawals	(1,825,445,711)	(606,564,478)

Net increase (decrease) in net assets from capital transactions	$(1,455,021,527)	$821,948,536

Net increase (decrease) in net assets	$(1,185,660,304)	$448,958,898

Net Assets

At beginning of year	$4,516,938,267	$4,067,979,369

At end of year	$3,331,277,963	$4,516,938,267

56	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019		2018		2017	2016		2015

Ratios (as a percentage of average daily net assets):

Expenses(1)(2)	1.26	%(3)	1.11	%(3)	1.13%	1.10%		1.14%

Net investment income	5.86%		5.09%		4.54%	5.09%		5.53%

Portfolio Turnover	71%		75%		76%	97%		75%

Total Return	8.22	%(3)	(7.08	)%(3)	5.65%	7.79	%(4)	3.36%

Net assets, end of year (000’s omitted)	$3,331,278		$4,516,938		$4,067,979	$2,260,213		$1,879,008

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.24%, 0.07%, 0.06%, 0.03% and 0.03% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.05% and 0.03% of average daily net assets for the years ended October 31, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

57	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 91.4%, 8.0% and 0.6%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2019 were $25,069,394 or 0.8% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

58

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers

59

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the

60

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 10. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to- market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher

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than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

T  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $34,144,189 or 0.93% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $1,780,142 of the Portfolio’s operating expenses for the year ended October 31, 2019. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended October 31, 2019, BMR reimbursed the Portfolio $350,702 for net realized losses due to trading errors. The amount of the reimbursements had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,957,238,320	$2,921,063,202

U.S. Government and Agency Securities	—	5,608,262

	$1,957,238,320	$2,926,671,464

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4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,168,689,699

Gross unrealized appreciation	$231,935,912

Gross unrealized depreciation	(315,606,321)

Net unrealized depreciation	$(83,670,409)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Consolidated Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk:  The Portfolio enters into equity index futures contracts and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options, cross-currency swaps and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $89,528,589. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $31,753,102 at October 31, 2019.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

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The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity		Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—		$—	$1,629,537	$252,323	$34,399,486	$36,281,346

Not applicable	1,510,739	*	5,111,742 *	2,782,607 *	28,742,763 *	49,123,127 *	87,270,978

Receivable for open forward foreign currency exchange contracts	—		—	—	69,023,408	—	69,023,408

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	931,276		18,497,496	648,574	—	8,888,362	28,965,708

Total Asset Derivatives	$2,442,015		$23,609,238	$5,060,718	$98,018,494	$92,410,975	$221,541,440

Derivatives not subject to master netting or similar agreements	$1,510,739		$5,111,742	$4,412,144	$28,742,763	$49,123,127	$88,900,515

Total Asset Derivatives subject to master netting or similar agreements	$931,276		$18,497,496	$648,574	$69,275,731	$43,287,848	$132,640,925

Not applicable	$(1,646,569	)*	$(16,184,498)*	$(126,140)*	$(30,242,003)*	$(115,360,461)*	$(163,559,671)

Payable for open forward foreign currency exchange contracts	—		—	—	(70,892,997)	—	(70,892,997)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—		(4,539,043)	(85,136)	(6,200,435)	(7,810,978)	(18,635,592)

Total Liability Derivatives	$(1,646,569)		$(20,723,541)	$(211,276)	$(107,335,435)	$(123,171,439)	$(253,088,260)

Derivatives not subject to master netting or similar agreements	$(1,646,569)		$(16,184,498)	$(126,140)	$(30,242,003)	$(115,360,461)	$(163,559,671)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(4,539,043)	$(85,136)	$(77,093,432)	$(7,810,978)	$(89,528,589)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$549,265	$(549,265)	$—	$—	$—	$—

Bank of America, N.A.	18,816,927	(3,862,609)	(6,308,550)	—	8,645,768	—

BNP Paribas	5,872,425	(5,872,425)	—	—	—	—

Citibank, N.A.	4,485,912	(3,554,636)	—	—	931,276	—

Deutsche Bank AG	3,011,325	(3,011,325)	—	—	—	—

Goldman Sachs International	34,028,627	(29,703,588)	(4,142,986)	—	182,053	—

HSBC Bank USA, N.A.	13,788,324	—	(13,192,732)	—	595,592	—

ICBC Standard Bank PLC	136,145	(136,145)	—	—	—	—

JPMorgan Chase Bank, N.A.	6,604,828	(6,604,828)	—	—	—	—

Morgan Stanley & Co. International PLC	25,915,861	(70,814)	(25,408,018)	—	437,029	—

Société Générale	1,542,723	—	—	(1,542,723)	—	1,570,000

Standard Chartered Bank	17,373,074	(17,373,074)	—	—	—	—

UBS AG	515,489	(69,593)	(445,896)	—	—	—

	$132,640,925	$(70,808,302)	$(49,498,182)	$(1,542,723)	$10,791,718	$1,570,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(681,086)	$549,265	$—	$—	$(131,821)	$—

Bank of America, N.A.	(3,862,609)	3,862,609	—	—	—	—

Barclays Bank PLC	(3,880,708)	—	3,449,370	—	(431,338)	—

BNP Paribas	(6,060,944)	5,872,425	188,519	—	—	—

Citibank, N.A.	(6,328,309)	3,554,636	2,773,673	—	—	—

Credit Agricole Corporate and Investment Bank	(630,434)	—	610,951	—	(19,483)	—

Deutsche Bank AG	(5,209,252)	3,011,325	2,197,927	—	—	—

Goldman Sachs International	(29,703,588)	29,703,588	—	—	—	—

ICBC Standard Bank PLC	(151,306)	136,145	—	—	(15,161)	—

JPMorgan Chase Bank, N.A.	(7,632,611)	6,604,828	596,975	—	(430,808)	—

Morgan Stanley & Co. International PLC	(70,814)	70,814	—	—	—	—

Nomura International PLC	(150,514)	—	130,775	—	(19,739)	—

Standard Chartered Bank	(24,984,844)	17,373,074	7,611,770	—	—	—

State Street Bank and Trust Company	(111,977)	—	—	—	(111,977)	—

UBS AG	(69,593)	69,593	—	—	—	—

	$(89,528,589)	$70,808,302	$17,559,960	$—	$(1,160,327)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$1,570,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

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(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at October 31, 2019 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$—	$(8,597,741)	$12,269,340	$3,671,599

Written options	—	—	—	524,985	—	524,985

Futures contracts	(147,315)	—	(615,961)	—	(16,660,898)	(17,424,174)

Swap contracts	1,957,254	(57,104,388)	1,953,453	2,403,711	(102,180,506)	(152,970,476)

Forward foreign currency exchange contracts	—	—	—	60,947,047	—	60,947,047

Total	$1,809,939	$(57,104,388)	$1,337,492	$55,278,002	$(106,572,064)	$(105,251,019)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$(4,906,018)	$(3,437,644)	$6,498,325	$(1,845,337)

Written options	—	—	—	(490,698)	—	(490,698)

Futures contracts	(135,830)	—	2,902,317	—	359,927	3,126,414

Swap contracts	(684,811)	(1,679,898)	4,169,420	165,091	(71,430,205)	(69,460,403)

Forward foreign currency exchange contracts	—	—	—	16,927,292	—	16,927,292

Total	$(820,641)	$(1,679,898)	$2,165,719	$13,164,041	$(64,571,953)	$(51,742,732)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts	Purchased Interest Rate Swaptions

$1,315,320,000	$1,615,399,000	$9,513,519,000	$7,642,693,000	$923,933,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately $439,982,000, $9,653,000 and 105 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

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7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2019 were as follows:

Counterparty	Trade Date	Maturity Date		Interest Rate Paid	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	9/3/2019	11/1/2019		2.65%	$21,560,028	$21,652,077

Barclays Bank PLC	9/3/2019	11/1/2019		2.65%	18,875,825	18,956,414

Barclays Bank PLC	10/31/2019	On Demand	(1)	2.40%	21,391,121	21,391,121

Barclays Bank PLC	10/31/2019	On Demand	(1)	2.40%	19,527,004	19,527,004

JPMorgan Chase Bank, N.A.	10/28/2019	11/1/2019		2.35%	26,374,375	26,379,540

JPMorgan Chase Bank, N.A.	10/31/2019	On Demand	(1)	2.10%	26,634,562	26,634,562

Nomura International PLC	8/13/2019	11/1/2019		2.65%	21,366,800	21,491,054

Nomura International PLC	10/31/2019	On Demand	(1)	2.40%	21,767,200	21,767,200

Total					$177,496,915	$177,798,972

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

At October 31, 2019, the remaining contractual maturity of open reverse repurchase agreements was as follows: overnight and continuous $(89,319,887) and up to 30 days $(88,177,028). The type of underlying collateral for all open reverse repurchase agreements was sovereign debt.

For the year ended October 31, 2019, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $294,989,000 and 2.81%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2019. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019.

Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following table presents the Portfolio’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2019.

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)

Barclays Bank PLC	$(81,526,616)	$—	$81,526,616	$—

JPMorgan Chase Bank, N.A.	(53,014,102)	—	53,014,102	—

Nomura International PLC	(43,258,254)	—	43,258,254	—

	$(177,798,972)	$—	$177,798,972	$—

*	Including accrued interest.

(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

67

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $172,862,422, which represents 5.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$733,702,692	$3,361,114,038	$(3,921,910,938)	$(133,933)	$90,563	$172,862,422	$7,108,001	172,862,422

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

68

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$2,042,114,994	$—	$2,042,114,994

Foreign Corporate Bonds	—	115,845,885	16,752,410	132,598,295

Sovereign Loans	—	178,355,720	—	178,355,720

Credit Linked Notes	—	—	2,306,101	2,306,101

Senior Floating-Rate Loans	—	—	35,366,583	35,366,583

Collateralized Mortgage Obligations	—	25,139,328	—	25,139,328

U.S. Government Guaranteed Small Business Administration Loans	—	41,217,270	—	41,217,270

Common Stocks	—	178,928,501 **	—	178,928,501

Warrants	—	—	0	0

Short-Term Investments —

Foreign Government Securities	—	194,308,731	—	194,308,731

U.S. Treasury Obligations	—	59,907,304	—	59,907,304

Other	—	172,862,422	—	172,862,422

Purchased Currency Options	—	252,323	—	252,323

Purchased Put Options	1,629,537	—	—	1,629,537

Purchased Interest Rate Swaptions	—	34,399,486	—	34,399,486

Total Investments	$1,629,537	$3,043,331,964	$54,425,094	$3,099,386,595

Forward Foreign Currency Exchange Contracts	$—	$97,766,171	$—	$97,766,171

Futures Contracts	2,530,525	2,782,607	—	5,313,132

Swap Contracts	—	82,180,791	—	82,180,791

Total	$4,160,062	$3,226,061,533	$54,425,094	$3,284,646,689

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(101,135,000)	$—	$(101,135,000)

Futures Contracts	(1,785,232)	(126,140)	—	(1,911,372)

Swap Contracts	—	(150,041,888)	—	(150,041,888)

Total	$(1,785,232)	$(251,303,028)	$—	$(253,088,260)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

69

Global Macro Absolute Return Advantage Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

70

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

71

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

72

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

73

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

74

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836    10.31.19

Eaton Vance

Global Small-Cap Equity Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/fund documents), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Global Small-Cap Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	27

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, global stocks delivered solid returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. Both U.S. and global markets rallied in the final month of the period amid optimism about the U.S.-China trade war, the Fed’s interest rate cuts and better-than expected corporate earnings.

During the period, the MSCI World Index,2 a proxy for global equities, returned 12.69%. In the U.S., the blue-chip Dow Jones Industrial Average® returned 10.32%; while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The MSCI EAFE Index of developed-market international equities returned 11.04%; and the MSCI Emerging Markets Index returned 11.86% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Global Small-Cap Equity Fund (the Fund) returned 12.20% for Class

A shares at net asset value (NAV), outperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned 7.89%.

The Fund outperformed the Index largely due to favorable stock selection. Sector and industry allocation also contributed to returns relative to the Index. The Index delivered positive absolute returns in nine of its 11 market sectors, as did the Fund.

The health care sector was the top contributor to returns relative to the Index during the period, largely due to stock selection. Within the sector, the health care providers & services industry contributed to results as favorable stock selection overcame an adverse overweight position. In the health care equipment & supplies industry, medical technology provider Teleflex, Inc. was one of the Fund’s leading individual stocks as the company benefited from the success of its prostate treatment as well as a new product launch during the period.

The industrials sector also contributed to Fund returns relative to the Index due to stock selection. In the outperforming aerospace & defense industry, aviation training leader CAE, Inc. was among the Fund’s top individual stocks as a global shortage of pilots increased demand for its services during the period. Another top individual stock was electronic instrument giant AMETEK, Inc., whose financial results topped forecasts.

Stock selection in the financials sector contributed to Fund returns relative to the Index during the period. In the outperforming capital markets industry, Cohen & Steers, Inc., an asset manager specializing in real estate investment trusts (REITs), was the Fund’s top-performing individual stock amid strong investor demand for REITs.

Conversely, the consumer discretionary sector detracted from returns relative to the Index due primarily to stock selection. Within the sector, the diversified consumer services industry detracted from returns relative to the Index during the period.

One of the Fund’s worst-performing stocks during the period was educational business service provider Grand Canyon Education, Inc., which was adversely impacted by regulatory and political developments despite strong business fundamentals.

In the lagging specialty retail industry, optical retailer National Vision Holdings, Inc. was among the Fund’s weakest individual stocks during the period as high capital investment cut into earnings during the period.

In the information technology (IT) sector, stock selection and to a lesser degree an underweight position detracted from returns relative to the Index during the period. Within the IT sector, an underweight position along with adverse stock selection in the outperforming semiconductors & semiconductor equipment industry detracted from returns relative to the Index.

Among the Fund’s worst-performing stocks was IT services provider Conduent, Inc., which reported disappointing results. The stock was sold from the Fund during the period.

The Fund’s worst-performing stock during the period was ICU Medical, Inc., a medical device maker, which reported poor financial results amid increased competition.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Performance2,3

Portfolio Managers Aidan M. Farrell of Eaton Vance Global Advisors Limited; Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	12.20%	6.18%	10.68%
Class A with 5.75% Maximum Sales Charge	—	—	5.75	4.93	10.03
Class C at NAV	03/04/2002	03/04/2002	11.32	5.37	9.85
Class C with 1% Maximum Sales Charge	—	—	10.33	5.37	9.85
Class I at NAV	10/01/2009	03/04/2002	12.51	6.44	10.96
MSCI World Small Cap Index	—	—	7.89%	7.21%	10.56%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.98%	2.73%	1.73%
Net			1.35	2.10	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$25,588	N.A.
Class I	$250,000	10/31/2009	$707,655	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Fund Profile

Common Stock Sector Allocation (% of net assets)5

Country Allocation (% of net assets)6

Top 10 Holdings (% of net assets)5

RealPage, Inc.	1.4%

ACI Worldwide, Inc.	1.4

Rexford Industrial Realty, Inc.	1.3

Black Knight, Inc.	1.3

Hexcel Corp.	1.3

Valvoline, Inc.	1.2

Euronet Worldwide, Inc.	1.2

IMCD NV	1.2

EastGroup Properties, Inc.	1.2

Choice Hotels International, Inc.	1.2

Total	12.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Prior to August 7, 2015, the Fund’s investment adviser employed an investment objective and strategy of seeking to achieve long-term after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, the Fund’s investment adviser employed an investment objective and strategy of seeking long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, the Fund changed its investment objective and strategy to no longer seek after-tax returns. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

[6]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the chart, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,031.60	$6.91	**	1.35%
Class C	$1,000.00	$1,027.20	$10.73	**	2.10%
Class I	$1,000.00	$1,033.30	$5.64	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.87	**	1.35%
Class C	$1,000.00	$1,014.60	$10.66	**	2.10%
Class I	$1,000.00	$1,019.70	$5.60	**	1.10%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Portfolio of Investments

Common Stocks — 99.2%
Security	Shares	Value

Australia — 2.5%

Bapcor, Ltd.	59,881	$295,184

Bravura Solutions, Ltd.	53,467	150,417

Challenger, Ltd.	22,144	121,453

Nine Entertainment Co. Holdings, Ltd.	129,457	164,260

Northern Star Resources, Ltd.	9,682	65,628

OZ Minerals, Ltd.	6,460	45,074

Regis Resources, Ltd.	21,890	74,186

		$916,202

Austria — 0.7%

BAWAG Group AG(1)	6,214	$256,827

		$256,827

Bermuda — 0.7%

Essent Group, Ltd.(2)	2,709	$141,112

Hudson, Ltd., Class A(2)	8,168	101,446

		$242,558

Canada — 3.9%

Boyd Group Income Fund	1,038	$144,749

CAE, Inc.	15,056	377,572

Canadian Apartment Properties REIT	3,949	164,424

Detour Gold Corp.(2)	6,534	108,495

Keyera Corp.	4,047	93,808

Kirkland Lake Gold, Ltd.	2,011	94,435

Lundin Mining Corp.	6,164	31,122

Pan American Silver Corp.	3,851	65,407

Seven Generations Energy, Ltd., Class A(2)	17,414	97,575

TMX Group, Ltd.	2,925	255,568

		$1,433,155

France — 0.9%

Kaufman & Broad SA	3,870	$147,638

Rubis SCA	3,207	185,966

		$333,604

Germany — 1.4%

Bechtle AG	1,533	$166,016

GRENKE AG	1,753	165,777

New Work SE	510	160,660

Salzgitter AG	1,335	24,208

		$516,661

Security	Shares	Value

Hong Kong — 0.5%

Hysan Development Co., Ltd.	49,283	$194,236

		$194,236

Italy — 2.6%

Amplifon SpA	9,855	$247,837

DiaSorin SpA	2,366	266,769

FinecoBank Banca Fineco SpA	13,657	153,960

MARR SpA	6,095	128,090

Moncler SpA	3,954	152,580

		$949,236

Japan — 12.0%

77 Bank, Ltd. (The)	9,597	$151,193

FP Corp.	2,597	161,242

Fukuoka Financial Group, Inc.	5,008	96,541

Invesco Office J REIT, Inc.	1,538	310,501

Itochu Techno-Solutions Corp.	5,437	146,423

J. Front Retailing Co., Ltd.	11,900	151,319

K’s Holdings Corp.	16,600	189,660

Kewpie Corp.	7,088	160,878

Kuraray Co., Ltd.	12,600	149,906

Lion Corp.	8,830	184,789

Makita Corp.	5,100	171,517

Mitsui Fudosan Logistics Park, Inc.	59	246,299

Miura Co., Ltd.	5,500	165,732

Morinaga & Co., Ltd.	4,200	207,478

Nabtesco Corp.	5,500	175,091

Nippon Light Metal Holdings Co., Ltd.	91,700	178,360

Nohmi Bosai, Ltd.	8,660	180,282

Nomura Co., Ltd.	11,700	144,399

Okamura Corp.	15,300	153,436

Parco Co., Ltd.	16,400	197,635

Penta-Ocean Construction Co., Ltd.	41,802	256,432

Sankyu, Inc.	3,000	152,524

Ship Healthcare Holdings, Inc.	3,700	157,700

Sumco Corp.	8,756	145,445

Yamaha Corp.	3,610	168,115

		$4,402,897

Luxembourg — 0.2%

APERAM SA	2,349	$60,186

		$60,186

7	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Netherlands — 2.8%

Aalberts NV	6,398	$257,825

IMCD NV	5,541	432,664

NSI NV	3,856	176,168

Wright Medical Group NV(2)	7,440	154,752

		$1,021,409

New Zealand — 0.5%

Fisher & Paykel Healthcare Corp., Ltd.	14,555	$178,520

		$178,520

Norway — 1.1%

Entra ASA(1)	20,276	$303,636

TGS NOPEC Geophysical Co. ASA	4,296	111,573

		$415,209

Singapore — 0.5%

Frasers Logistics & Industrial Trust	184,900	$171,121

		$171,121

Sweden — 1.7%

Boliden AB	3,697	$99,699

Husqvarna AB, Class B	31,020	237,641

Indutrade AB	9,954	306,910

		$644,250

Switzerland — 1.7%

Galenica AG(1)	3,911	$234,141

Vontobel Holding AG	2,294	133,748

VZ Holding AG	905	252,825

		$620,714

United Kingdom — 9.4%

Abcam PLC	17,653	$266,568

Avast PLC(1)	33,601	180,417

Bodycote PLC	18,414	170,733

Cairn Energy PLC(2)	43,934	101,511

Cranswick PLC	7,245	291,258

Diploma PLC	9,310	192,734

DS Smith PLC	61,927	287,107

First Derivatives PLC	5,389	159,304

Games Workshop Group PLC	3,493	202,258

Grainger PLC	77,741	258,515

Halma PLC	11,047	268,060

Hiscox, Ltd.	7,622	147,188

Security	Shares	Value

United Kingdom (continued)

Melrose Industries PLC	138,837	$383,702

Nomad Foods, Ltd.(2)	5,286	103,130

St. James’s Place PLC	15,993	215,715

WH Smith PLC	7,194	203,860

		$3,432,060

United States — 56.1%

ACI Worldwide, Inc.(2)	16,324	$512,410

Addus HomeCare Corp.(2)	2,981	251,030

Alliant Energy Corp.	5,665	302,171

Altair Engineering, Inc., Class A(2)	10,299	379,724

Amedisys, Inc.(2)	2,242	288,142

AMERISAFE, Inc.	1,931	122,676

AMETEK, Inc.	3,406	312,160

Applied Industrial Technologies, Inc.	5,669	339,233

Autoliv, Inc.	2,057	160,117

Balchem Corp.	2,016	204,039

Ball Corp.	2,584	180,802

BJ’s Wholesale Club Holdings, Inc.(2)	9,788	261,340

Black Knight, Inc.(2)	7,235	464,487

Brink’s Co. (The)	4,203	357,087

Catalent, Inc.(2)	2,768	134,663

CBIZ, Inc.(2)	8,848	242,170

CDK Global, Inc.	4,040	204,182

Chemed Corp.	498	196,167

Choice Hotels International, Inc.	4,858	429,836

CMS Energy Corp.	5,839	373,229

Cohen & Steers, Inc.	5,138	336,231

Columbia Sportswear Co.	2,341	211,743

Commerce Bancshares, Inc.	3,903	251,197

Community Bank System, Inc.	3,940	267,053

Cooper Cos., Inc. (The)	459	133,569

CSW Industrials, Inc.	1,990	137,748

CubeSmart	10,047	318,490

Diamondback Energy, Inc.	2,678	229,665

Dorman Products, Inc.(2)	2,574	185,199

EastGroup Properties, Inc.	3,220	431,319

Emergent BioSolutions, Inc.(2)	4,045	231,212

EnerSys	2,222	148,563

Envestnet, Inc.(2)	4,651	290,641

Essex Property Trust, Inc.	867	283,622

Euronet Worldwide, Inc.(2)	3,148	440,940

Federal Realty Investment Trust	1,380	187,694

First American Financial Corp.	2,375	146,728

First Citizens BancShares, Inc., Class A	415	204,147

First Republic Bank	1,943	206,657

8	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

United States (continued)

Grand Canyon Education, Inc.(2)	1,814	$166,815

Gulfport Energy Corp.(2)	8,777	24,444

Haemonetics Corp.(2)	1,796	216,831

Healthcare Realty Trust, Inc.	11,273	391,962

Hexcel Corp.	6,179	461,077

Horace Mann Educators Corp.	4,166	181,471

ICU Medical, Inc.(2)	1,391	224,800

Integra LifeSciences Holdings Corp.(2)	4,203	244,026

J&J Snack Foods Corp.	538	102,629

Jagged Peak Energy, Inc.(2)	8,256	58,535

Jazz Pharmaceuticals PLC(2)	1,384	173,872

K12, Inc.(2)	5,313	105,144

Kansas City Southern	1,348	189,771

Kirby Corp.(2)	3,292	260,595

Lancaster Colony Corp.	780	108,560

Landstar System, Inc.	1,970	222,906

Ligand Pharmaceuticals, Inc.(2)	1,201	130,681

Mercury Systems, Inc.(2)	2,570	189,306

Middlesex Water Co.	2,428	163,283

Monro, Inc.	1,099	77,051

Mueller Water Products, Inc., Class A	28,659	335,310

National Retail Properties, Inc.	6,583	387,805

National Vision Holdings, Inc.(2)	13,542	322,300

NewMarket Corp.	551	267,505

NIC, Inc.	12,088	284,310

Oceaneering International, Inc.(2)	10,889	154,188

ONE Gas, Inc.	3,253	302,009

PDC Energy, Inc.(2)	3,520	70,224

Performance Food Group Co.(2)	2,129	90,717

R1 RCM, Inc.(2)	10,452	111,105

RBC Bearings, Inc.(2)	574	92,093

RealPage, Inc.(2)	8,596	520,488

Rexford Industrial Realty, Inc.	9,982	480,034

RLI Corp.	2,610	254,005

Selective Insurance Group, Inc.	999	69,051

ServiceMaster Global Holdings, Inc.(2)	6,542	264,166

Sterling Bancorp	16,469	323,616

Stock Yards Bancorp, Inc.	5,410	216,075

Teleflex, Inc.	681	236,586

Tradeweb Markets, Inc., Class A	3,794	158,400

Trex Co., Inc.(2)	2,722	239,237

Valvoline, Inc.	21,160	451,554

Viad Corp.	2,663	162,496

Visteon Corp.(2)	1,102	102,508

Welbilt, Inc.(2)	6,613	125,382

West Pharmaceutical Services, Inc.	1,157	166,423

Security	Shares	Value

United States (continued)

Woodward, Inc.	2,785	$297,048

		$20,536,477

Total Common Stocks (identified cost $30,394,806)		$36,325,322

Exchange-Traded Funds — 0.7%
Security	Shares	Value

Equity Funds — 0.7%

iShares MSCI EAFE Small-Cap ETF	1,851	$110,282

iShares Russell 2000 ETF	946	147,056

Total Exchange-Traded Funds (identified cost $256,311)		$257,338

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(3)	71,542	$71,542

Total Short-Term Investments (identified cost $71,542)		$71,542

Total Investments — 100.1% (identified cost $30,722,659)		$36,654,202

Other Assets, Less Liabilities — (0.1)%		$(42,375)

Net Assets — 100.0%		$36,611,827

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $975,021 or 2.7% of the Fund’s net assets.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

9	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Portfolio of Investments — continued

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Industrials	20.7%	$7,598,202

Financials	13.2	4,829,214

Information Technology	12.3	4,493,546

Real Estate	11.7	4,305,826

Health Care	11.6	4,245,394

Consumer Discretionary	11.1	4,072,215

Materials	7.0	2,548,955

Consumer Staples	4.5	1,638,869

Utilities	3.6	1,326,658

Energy	2.6	941,523

Communication Services	0.9	324,920

Exchange-Traded Funds	0.7	257,338

Short-Term Investments	0.2	71,542

Total Investments	100.1%	$36,654,202

10	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $30,651,117)	$36,582,660

Affiliated investment, at value (identified cost, $71,542)	71,542

Dividends receivable	44,325

Dividends receivable from affiliated investment	441

Receivable for investments sold	86,671

Receivable for Fund shares sold	4,078

Tax reclaims receivable	20,774

Receivable from affiliate	19,114

Total assets	$36,829,605

Liabilities

Payable for investments purchased	$75,264

Payable for Fund shares redeemed	34,165

Payable to affiliates:

Investment adviser fee	23,140

Administration fee	4,628

Distribution and service fees	7,833

Trustees’ fees	198

Accrued expenses	72,550

Total liabilities	$217,778

Net Assets	$36,611,827

Sources of Net Assets

Paid-in capital	$29,767,208

Distributable earnings	6,844,619

Total	$36,611,827

Class A Shares

Net Assets	$24,111,401

Shares Outstanding	1,716,237

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.05

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$14.91

Class C Shares

Net Assets	$3,227,231

Shares Outstanding	304,664

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.59

Class I Shares

Net Assets	$9,273,195

Shares Outstanding	636,114

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.58

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $40,374)	$629,821

Dividends from affiliated investment	4,304

Total investment income	$634,125

Expenses

Investment adviser fee	$282,006

Administration fee	56,401

Distribution and service fees

Class A	59,806

Class C	47,622

Trustees’ fees and expenses	2,644

Custodian fee	52,885

Transfer and dividend disbursing agent fees	59,210

Legal and accounting services	75,200

Printing and postage	21,391

Registration fees	64,733

Miscellaneous	21,707

Total expenses	$743,605

Deduct —

Allocation of expenses to affiliate	$219,643

Total expense reductions	$219,643

Net expenses	$523,962

Net investment income	$110,163

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,353,924

Investment transactions — affiliated investment	(64)

Foreign currency transactions	2,024

Net realized gain	$1,355,884

Change in unrealized appreciation (depreciation) —

Investments	$2,673,550

Investments — affiliated investment	39

Foreign currency	1,864

Net change in unrealized appreciation (depreciation)	$2,675,453

Net realized and unrealized gain	$4,031,337

Net increase in net assets from operations	$4,141,500

12	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income (loss)	$110,163	$(33,824)

Net realized gain	1,355,884	3,636,280

Net change in unrealized appreciation (depreciation)	2,675,453	(4,779,677)

Net increase (decrease) in net assets from operations	$4,141,500	$(1,177,221)

Distributions to shareholders —

Class A	$(1,822,708)	$(360,269)

Class C	(861,771)	(130,462)

Class I	(741,356)	(143,708)

Total distributions to shareholders	$(3,425,835)	$(634,439)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,890,773	$2,668,691

Class C	235,182	1,171,219

Class I	2,332,595	2,696,616

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,707,909	326,650

Class C	811,148	123,574

Class I	741,356	140,539

Cost of shares redeemed

Class A	(5,758,181)	(4,082,525)

Class C	(3,335,717)	(2,033,833)

Class I	(3,135,663)	(1,392,259)

Net asset value of shares converted

Class A	2,954,243	—

Class C	(2,954,243)	—

Issued in connection with tax-free reorganization (see Note 12)

Class A	—	10,543,139

Class C	—	5,245,618

Class I	—	2,772,186

Net increase (decrease) in net assets from Fund share transactions	$(4,510,598)	$18,179,615

Net increase (decrease) in net assets	$(3,794,933)	$16,367,955

Net Assets

At beginning of year	$40,406,760	$24,038,805

At end of year	$36,611,827	$40,406,760

13	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$13.770	$14.010		$11.150	$16.530	$18.810

Income (Loss) From Operations

Net investment income (loss)(1)	$0.045	$0.001		$0.002	$0.102	$(0.047)

Net realized and unrealized gain (loss)	1.384	0.128		2.858	(0.164)	(0.770)

Total income (loss) from operations	$1.429	$0.129		$2.860	$(0.062)	$(0.817)

Less Distributions

From net investment income	$(0.030)	$(0.072)		$—	$—	$—

From net realized gain	(1.119)	(0.297)		—	(5.318)	(1.463)

Total distributions	$(1.149)	$(0.369)		$—	$(5.318)	$(1.463)

Net asset value — End of year	$14.050	$13.770		$14.010	$11.150	$16.530

Total Return(2)(3)	12.20%	0.84%		25.65%	(0.46)%	(4.62)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,111	$22,341		$13,815	$13,847	$23,632

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	1.35%	1.36%		1.40%	1.41%	1.45%

Net investment income (loss)	0.34%	0.01%		0.02%	0.92%	(0.27)%

Portfolio Turnover of the Portfolio(6)	—	11	%(7)	59%	92%	124%

Portfolio Turnover of the Fund	50%	41	%(7)(8)	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.58%, 0.62%, 0.80%, 0.77% and 0.31% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$10.690	$10.970		$8.790	$14.230	$16.520

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.046)	$(0.087)		$(0.072)	$0.014	$(0.153)

Net realized and unrealized gain (loss)	1.030	0.104		2.252	(0.136)	(0.674)

Total income (loss) from operations	$0.984	$0.017		$2.180	$(0.122)	$(0.827)

Less Distributions

From net realized gain	$(1.084)	$(0.297)		$—	$(5.318)	$(1.463)

Total distributions	$(1.084)	$(0.297)		$—	$(5.318)	$(1.463)

Net asset value — End of year	$10.590	$10.690		$10.970	$8.790	$14.230

Total Return(2)(3)	11.32%	0.06%		24.80%	(1.24)%	(5.38)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,227	$8,988		$4,965	$4,717	$8,442

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	2.10%	2.11%		2.15%	2.16%	2.20%

Net investment income (loss)	(0.45)%	(0.76)%		(0.72)%	0.16%	(1.02)%

Portfolio Turnover of the Portfolio(6)	—	11	%(7)	59%	92%	124%

Portfolio Turnover of the Fund	50%	41	%(7)(8)	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.58%, 0.62%, 0.80%, 0.77% and 0.31% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$14.240	$14.480		$11.490	$16.840	$19.100

Income (Loss) From Operations

Net investment income (loss)(1)	$0.079	$0.040		$0.036	$0.108	$(0.005)

Net realized and unrealized gain (loss)	1.442	0.123		2.954	(0.140)	(0.792)

Total income (loss) from operations	$1.521	$0.163		$2.990	$(0.032)	$(0.797)

Less Distributions

From net investment income	$(0.062)	$(0.106)		$—	$—	$—

From net realized gain	(1.119)	(0.297)		—	(5.318)	(1.463)

Total distributions	$(1.181)	$(0.403)		$—	$(5.318)	$(1.463)

Net asset value — End of year	$14.580	$14.240		$14.480	$11.490	$16.840

Total Return(2)(3)	12.51%	1.05%		26.02%	(0.19)%	(4.43)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,273	$9,078		$5,259	$3,138	$3,552

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	1.10%	1.11%		1.15%	1.16%	1.20%

Net investment income (loss)	0.57%	0.27%		0.27%	0.94%	(0.03)%

Portfolio Turnover of the Portfolio(6)	—	11	%(7)	59%	92%	124%

Portfolio Turnover of the Fund	50%	41	%(7)(8)	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.58%, 0.62%, 0.80%, 0.77% and 0.31% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Small-Cap Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

17

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$618,049	$107,677

Long term capital gains	$2,807,786	$526,762

During the year ended October 31, 2019, distributable earnings was decreased by $236,685 and paid-in capital was increased by $236,685 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$177,930

Undistributed long-term capital gains	$1,120,416

Net unrealized appreciation	$5,546,273

18

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$31,109,061

Gross unrealized appreciation	$6,979,029

Gross unrealized depreciation	(1,433,888)

Net unrealized appreciation	$5,545,141

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced.

For the year ended October 31, 2019, the investment adviser fee amounted to $282,006 or 0.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective October 21, 2019, EVAIL uses the portfolio management, research and other resources of its affiliate, Eaton Vance Global Advisors Limited (EVGA), in rendering investment advisory services to the Fund. EVGA has entered into a Memorandum of Understanding with EVAIL pursuant to which EVGA is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $56,401. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM was allocated $219,643 of the Fund’s operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $12,502 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $939 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $59,806 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $35,717 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $11,905 for Class C shares.

19

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received less than $100 of CDSCs paid by each of Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $18,720,932 and $25,552,651, respectively, for the year ended October 31, 2019.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	141,581	183,630

Issued to shareholders electing to receive payments of distributions in Fund shares	147,999	23,069

Redemptions	(429,622)	(277,490)

Issued in connection with tax-free reorganization (see Note 12)	—	707,095

Converted from Class C shares	233,929	—

Net increase	93,887	636,304

	Year Ended October 31,
Class C	2019	2018

Sales	24,009	102,641

Issued to shareholders electing to receive payments of distributions in Fund shares	92,597	11,173

Redemptions	(344,074)	(177,514)

Issued in connection with tax-free reorganization (see Note 12)	—	451,702

Converted to Class A shares	(308,635)	—

Net increase (decrease)	(536,103)	388,002

	Year Ended October 31,
Class I	2019	2018

Sales	166,593	177,146

Issued to shareholders electing to receive payments of distributions in Fund shares	62,038	9,619

Redemptions	(229,898)	(92,632)

Issued in connection with tax-free reorganization (see Note 12)	—	179,968

Net increase (decrease)	(1,267)	274,101

20

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Investments in Affiliated Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $71,542, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$454,818	$8,056,189	($8,439,440)	($64)	$39	$71,542	$4,304	71,542

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Asia/Pacific	$—	$5,862,976		$—	$5,862,976

Developed Europe	257,882	7,992,274		—	8,250,156

North America	22,212,190	—		—	22,212,190

Total Common Stocks	$22,470,072	$13,855,250	*	$—	$36,325,322

Exchange-Traded Funds	$257,338	$—		$—	$257,338

Short-Term Investments	—	71,542		—	71,542

Total Investments	$22,727,410	$13,926,792		$—	$36,654,202

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

12  Reorganization

As of the close of business on May 21, 2018, the Fund acquired the net assets of Eaton Vance Global Small-Cap Fund (Global Small-Cap Fund) pursuant to a plan of reorganization approved by the shareholders of Global Small-Cap Fund. The purpose of the transaction was to combine two funds managed by BMR with substantially similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 707,095 shares of Class A of the Fund (valued at $10,543,139) for the 716,057 shares of Class A of Global Small-Cap Fund, 451,702 shares of Class C of the Fund (valued at $5,245,618) for the 407,990 shares of Class C of Global Small-Cap Fund, and 179,968 shares of Class I of the Fund (valued at $2,772,186) for the 183,425 shares of Class I of Global Small-Cap Fund, each outstanding on May 21, 2018.

The investment portfolio of Global Small-Cap Fund, with a fair value of $18,733,225 and identified cost of $15,063,499 was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Global Small-Cap Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $26,009,222. The net assets of Global Small-Cap Fund at that date of $18,560,943, including $89,715 of accumulated net realized losses and $3,668,808 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $44,570,165.

Assuming the acquisition had been completed on November 1, 2017, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2018 were as follows:

Net investment loss	$(27,108)

Net realized gain	$3,548,011

Net decrease in net assets from operations	$(1,501,385)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of Global Small-Cap Fund since May 21, 2018 through October 31, 2018.

22

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Small-Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Small-Cap Equity Fund (one of the funds constituting Eaton Vance Mutual Funds Trust) (the “Fund”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Business Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $12,115, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $537,926, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 22.16% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $1,321,843 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

25

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300    10.31.19

Eaton Vance

Government Opportunities Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Government Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	31

Eaton Vance

Government Opportunities Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising interest rate environment at the beginning of the period gave way to a falling interest rate climate against the backdrop of multiple domestic and international uncertainties.

With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.

The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

As a whole, the 12-month period ended October 31, 2019 was marked by strong performance across U.S. bond markets. Higher-rated5 bonds generally outperformed lower-rated bonds while longer-duration6 issues outperformed shorter-duration issues during the period. The Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 11.51%, underperforming the 14.33%

return of the S&P 500® Index, a broad measure of the U.S. stock market.

U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 15.37%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 8.32% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Government Opportunities Fund (the Fund) returned 2.71% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index (the Index), which returned 7.79%.

As calendar year 2018 came to a close, Fund management believed the bond market was underestimating the resolve of the Fed to normalize the federal funds rate. This resulted in the Fund maintaining a shorter-than-Index duration by period-end. However, market volatility and economic uncertainty caused the Fed to quickly reverse course by cutting the federal funds rate three times in 2019. U.S. Treasury yields across most of the yield curve7 fell by over 1% during the period, helping longer-duration portfolios outperform the Index by a wide margin.

The main detractor from Fund performance relative to the Index during the period was investments in floating-rate agency mortgage-backed securities (MBS), which underperformed Treasurys as interest rates fell and as agency MBS spreads widened. As interest rates fall, an increasing number of homeowners may seek to refinance their mortgages, which tends to result in faster prepayments and wider spreads.

A modest allocation to interest-only securities also negatively impacted relative returns during the period. These securities tend to display a negative duration, which may cause them to appreciate when interest rates rise, and decline when rates fall. During the period, agency MBS spreads widened more than at any point in the past five years, which caused the sector to underperform U.S. Treasurys.

Fund investments in fixed-rate agency MBS served as a positive contributor to relative performance during the period, as falling Treasury yields caused prices of these securities to rise.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Opportunities Fund

October 31, 2019

Performance2,3

Portfolio Managers Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	2.71%	1.02%	1.59%
Class A with 4.75% Maximum Sales Charge	—	—	–2.10	0.05	1.09
Class C at NAV	11/01/1993	08/24/1984	1.95	0.27	0.83
Class C with 1% Maximum Sales Charge	—	—	0.95	0.27	0.83
Class I at NAV	04/03/2009	08/24/1984	2.80	1.27	1.82
Class R at NAV	08/12/2005	08/24/1984	2.46	0.76	1.32
Bloomberg Barclays U.S. Intermediate Government Bond Index	—	—	7.79%	2.09%	2.34%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.17%	1.92%	0.92%	1.42%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$10,858	N.A.
Class I	$250,000	10/31/2009	$299,581	N.A.
Class R	$10,000	10/31/2009	$11,404	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Opportunities Fund

October 31, 2019

Fund Profile

Asset Allocation (% of total investments)

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Opportunities Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[7]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective December 2, 2019, the maximum front-end sales charge for Class A shares of the Fund is 2.25%. Additionally, Class A shares of the Fund purchased at net asset value (NAV) in amounts of $250,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase.

5

Eaton Vance

Government Opportunities Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.10	$6.63	1.31%
Class C	$1,000.00	$1,003.30	$10.40	2.06%
Class I	$1,000.00	$1,006.80	$5.36	1.06%
Class R	$1,000.00	$1,004.20	$7.88	1.56%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.67	1.31%
Class C	$1,000.00	$1,014.80	$10.46	2.06%
Class I	$1,000.00	$1,019.90	$5.40	1.06%
Class R	$1,000.00	$1,017.30	$7.93	1.56%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019.

6

Eaton Vance

Government Opportunities Fund

October 31, 2019

Portfolio of Investments

Collateralized Mortgage Obligations — 60.6%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 30, Class I, 7.50%, 4/25/24	$35	$38,102

Series 1822, Class Z, 6.90%, 3/15/26	228	250,896

Series 1829, Class ZB, 6.50%, 3/15/26	56	59,034

Series 1896, Class Z, 6.00%, 9/15/26	104	112,716

Series 2075, Class PH, 6.50%, 8/15/28	56	62,754

Series 2091, Class ZC, 6.00%, 11/15/28	192	209,302

Series 2102, Class Z, 6.00%, 12/15/28	49	54,894

Series 2115, Class K, 6.00%, 1/15/29	433	473,145

Series 2142, Class Z, 6.50%, 4/15/29	121	136,735

Series 4039, Class ME, 2.00%, 12/15/40	533	531,820

Series 4204, Class AF, 3.032%, (1 mo. USD LIBOR + 1.00%), 5/15/43(1)	2,855	2,863,943

Series 4250, Class ZA, 4.50%, 9/15/43	611	628,590

Series 4259, Class UE, 2.50%, 5/15/43	2,099	2,121,663

Series 4337, Class YT, 3.50%, 4/15/49	5,132	5,235,126

Series 4385, Class SC, 4.593%, (9.33% - 1 mo. USD LIBOR x 2.33), 9/15/44(2)	95	100,739

Series 4407, Class LN, 4.587%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(2)	107	110,152

Series 4495, Class JA, 3.50%, 5/15/45	289	289,038

Series 4584, Class PM, 3.00%, 5/15/46	1,957	1,994,958

Series 4639, Class KF, 3.332%, (1 mo. USD LIBOR + 1.30%), 12/15/44(1)	6,473	6,618,478

Series 4746, Class CZ, 4.00%, 11/15/47	606	607,754

Series 4754, Class FJ, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/15/44(1)	7,869	7,891,072

Series 4767, Class FK, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/15/48(1)	1,438	1,438,588

Series 4767, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/15/48(1)	1,001	1,001,863

Series 4768, Class JF, 3.032%, (1 mo. USD LIBOR + 1.00%), 2/15/48(1)	701	702,468

Series 4776, Class C, 4.50%, 3/15/43	3,532	3,687,875

Series 4845, Class EA, 4.50%, 6/15/43	1,798	1,837,790

Series 4846, Class EA, 4.50%, 8/15/43	1,229	1,256,389

Series 4858, Class LA, 4.50%, 8/15/43	1,633	1,714,448

Series 4859, Class GA, 4.50%, 10/15/43	3,110	3,180,188

Series 4903, Class EZ, 4.00%, 9/15/48	1,291	1,291,290

Series 4908, Class ZB, 4.00%, 8/25/49	1,951	1,959,571

Series 4922, Class Z, 3.50%, 10/25/49	1,945	1,950,166

Series 4922, Class ZA, 3.50%, 8/25/49	2,365	2,372,244

Series 4922, Class ZN, 3.50%, 4/25/49	3,568	3,573,154

Series 4924, Class AZ, 3.50%, 10/25/49	2,006	2,017,000

Series 4924, Class BZ, 3.50%, 10/25/49	3,911	3,923,363

Series 4924, Class KZ, 3.50%, 10/25/49	937	940,425

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4924, Class LZ, 3.50%, 10/25/49	$1,062	$1,065,414

Series 4924, Class MZ, 3.50%, 10/25/49	1,423	1,425,447

Series 4924, Class PZ, 3.50%, 10/25/49	1,174	1,179,994

Series 4925, Class ZY, 4.00%, 10/25/49	1,953	1,960,389

Series 4926, Class ZQ, 3.50%, 9/25/49	1,000	1,003,135

Series 4927, Class ZQ, 3.50%, 9/25/49	3,000	3,006,243

Interest Only:(3)

Series 362, Class C12, 4.00%, 12/15/47	5,939	1,049,372

Series 4676, Class DI, 4.00%, 7/15/44	5,067	354,824

Series 4693, Class EI, 3.50%, 8/15/42	8,446	537,195

Series 4700, Class WI, 3.50%, 1/15/44	3,693	229,242

Series 4749, Class IL, 4.00%, 12/15/47	3,936	591,016

Series 4756, Class KI, 4.00%, 1/15/48	4,467	670,957

Series 4767, Class IM, 4.00%, 5/15/45	3,911	300,858

Series 4768, Class IO, 4.00%, 3/15/48	3,194	487,341

Series 4772, Class PI, 4.00%, 1/15/48	4,735	729,136

Series 4791, Class JI, 4.00%, 5/15/48	8,738	1,191,848

Principal Only:(4)

Series 246, Class PO, 0.00%, 5/15/37	2,763	2,582,386

Series 3435, Class PO, 0.00%, 4/15/38	2,571	2,334,826

		$83,937,356

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2017-DNA3, Class M2, 4.323%, (1 mo. USD LIBOR + 2.50%), 3/25/30(1)	$3,000	$3,062,600

Series 2018-DNA1, Class M2, 3.623%, (1 mo. USD LIBOR + 1.80%), 7/25/30(1)	1,998	2,000,092

		$5,062,692

Federal National Mortgage Association:

Series G-8, Class E, 9.00%, 4/25/21	$8	$8,183

Series G92-44, Class ZQ, 8.00%, 7/25/22	1	585

Series 1993-16, Class Z, 7.50%, 2/25/23	43	45,891

Series 1993-39, Class Z, 7.50%, 4/25/23	119	126,989

Series 1993-45, Class Z, 7.00%, 4/25/23	132	138,832

Series 1993-149, Class M, 7.00%, 8/25/23	55	58,399

Series 1993-178, Class PK, 6.50%, 9/25/23	122	129,902

Series 1994-40, Class Z, 6.50%, 3/25/24	141	151,327

Series 1994-42, Class K, 6.50%, 4/25/24	578	618,459

Series 1994-82, Class Z, 8.00%, 5/25/24	177	191,923

Series 2000-49, Class A, 8.00%, 3/18/27	198	221,914

Series 2001-81, Class HE, 6.50%, 1/25/32	417	474,385

Series 2002-1, Class G, 7.00%, 7/25/23	66	70,820

Series 2005-37, Class SU, 21.909%, (29.2% - 1 mo. USD LIBOR x 4.00), 3/25/35(2)	54	56,670

Series 2012-35, Class GE, 3.00%, 5/25/40	1,649	1,669,125

Series 2012-134, Class ZT, 2.00%, 12/25/42	3,287	3,072,538

7	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2013-52, Class MD, 1.25%, 6/25/43	$2,523	$2,396,740

Series 2013-122, Class ES, 2.823%, (1 mo. USD LIBOR + 1.00%), 7/25/43(1)	1,792	1,773,784

Series 2016-59, Class Z, 3.50%, 9/25/46	422	421,735

Series 2016-89, Class ZH, 3.00%, 12/25/46	1,956	2,010,095

Series 2017-75, Class Z, 3.00%, 9/25/57	3,387	3,358,433

Series 2017-76, Class Z, 3.00%, 10/25/57	1,151	1,138,358

Series 2017-110, Class Z, 3.00%, 2/25/57	641	631,337

Series 2018-14, Class TF, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/25/48(1)	1,595	1,593,813

Series 2018-18, Class QD, 4.50%, 5/25/45	3,439	3,651,851

Series 2018-50, Class MZ, 4.50%, 7/25/48	85	85,179

Series 2019-1, Class FH, 3.032%, (1 mo. USD LIBOR + 1.00%), 2/25/49(1)	2,912	2,912,835

Series 2019-15, Class Z, 4.50%, 4/25/49	1,811	1,817,653

Series 2019-41, Class ZM, 4.00%, 8/25/49	2,093	2,096,135

Series 2019-44, Class ZP, 4.00%, 8/25/49	2,820	2,838,107

Series 2019-57, Class LZ, 3.50%, 10/25/49	1,003	1,008,220

Series 2019-57, Class UZ, 3.50%, 10/25/49	1,886	1,891,265

Series 2019-57, Class Z, 3.50%, 10/25/49	980	983,730

Series 2019-61, Class DZ, 3.50%, 11/25/49	1,000	1,003,135

Series 2019-63, Class Z, 3.50%, 10/25/49	1,317	1,318,890

Series 2019-67, Class EZ, 3.00%, 11/25/49	1,500	1,489,664

Series 2019-71, Class AZ, 3.50%, 11/25/49	1,000	1,003,134

Series 2019-71, Class DZ, 3.50%, 11/25/49	1,500	1,504,827

Interest Only:(3)

Series 417, Class C8, 4.00%, 2/25/43	8,369	1,252,704

Series 2018-21, Class IO, 3.00%, 4/25/48	13,270	1,747,221

Series 2019-1, Class SA, 3.38%, (5.40% - 1 mo. USD LIBOR), 2/25/49(2)	11,341	1,391,549

Principal Only:(4)

Series 379, Class 1, 0.00%, 5/25/37	1,975	1,835,115

Series 2014-17, Class PO, 0.00%, 4/25/44	2,536	2,204,162

		$52,395,613

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2017-C07, Class 1M2C, 4.223%, (1 mo. USD LIBOR + 2.40%), 5/25/30(1)	$1,491	$1,497,508

Series 2018-C01, Class 1M2, 4.073%, (1 mo. USD LIBOR + 2.25%), 7/25/30(1)	3,000	3,029,773

		$4,527,281

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$593	$579,305

Series 2015-62, Class PQ, 3.00%, 5/20/45	972	991,341

Series 2017-137, Class AF, 2.346%, (1 mo. USD LIBOR + 0.50%), 9/20/47(1)	4,128	4,128,337

Series 2018-29, Class Z, 3.50%, 2/20/48	867	883,938

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2019-82, Class DZ, 4.00%, 6/20/49	$2,018	$2,036,380

Series 2019-97, Class ZC, 3.50%, 8/20/49	5,004	5,001,842

Series 2019-99, Class ZN, 3.50%, 10/20/47	1,477	1,476,417

Series 2019-108, Class KZ, 3.50%, 8/20/49	1,781	1,788,396

Series 2019-110, Class Z, 3.50%, 9/20/49	3,616	3,625,266

Series 2019-110, Class ZD, 3.50%, 9/20/49	4,995	5,006,878

Series 2019-111, Class DZ, 3.50%, 4/20/48	1,001	1,001,955

Series 2019-111, Class LZ, 3.50%, 9/20/49	2,006	2,008,511

Series 2019-123, Class PZ, 3.50%, 10/20/49	2,000	2,005,510

Series 2019-126, Class ZA, 3.50%, 10/20/49	1,500	1,505,009

Series 2019-132, Class LZ, 3.50%, 10/20/49	3,151	3,152,692

Series 2019-133, Class Z, 3.50%, 10/20/49	1,500	1,504,869

Interest Only:(3)

Series 2018-112, Class SA, 4.354%, (6.20% - 1 mo. USD LIBOR), 8/20/48(2)	7,612	1,136,042

Series 2018-127, Class SG, 4.404%, (6.25% - 1 mo. USD LIBOR), 9/20/48(2)	13,300	1,674,276

Series 2019-27, Class SA, 4.204%, (6.05% - 1 mo. USD LIBOR), 2/20/49(2)	12,925	2,093,331

Series 2019-38, Class SQ, 4.204%, (6.05% - 1 mo. USD LIBOR), 3/20/49(2)	9,377	1,511,275

Series 2019-43, Class BS, 4.204%, (6.05% - 1 mo. USD LIBOR), 4/20/49(2)	14,446	2,440,538

		$45,552,108

Total Collateralized Mortgage Obligations (identified cost $196,988,792)		$191,475,050

Mortgage Pass-Throughs — 36.8%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.851%, (COF + 1.25%), with maturity at 2034(5)	$630	$637,073

2.876%, (COF + 1.25%), with maturity at 2035(5)	2,356	2,381,242

4.50%, with various maturities to 2049	8,369	8,836,100

4.764%, (1 yr. CMT + 2.25%), with maturity at 2038(5)	1,184	1,249,781

4.793%, (1 yr. CMT + 2.23%), with maturity at 2036(5)	1,288	1,357,908

5.50%, with maturity at 2032	113	123,554

6.00%, with maturity at 2033	131	149,526

6.50%, with various maturities to 2028	1,589	1,682,555

6.87%, with maturity at 2024	23	23,662

7.00%, with various maturities to 2025	809	848,868

7.09%, with maturity at 2023	99	100,890

7.25%, with maturity at 2022	58	59,273

7.31%, with maturity at 2027	10	11,395

8	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.: (continued)

7.50%, with various maturities to 2024	$156		$164,077

7.78%, with maturity at 2022	5		5,075

8.00%, with various maturities to 2026	152		155,090

8.15%, with various maturities to 2021	1		1,166

8.50%, with various maturities to 2031	864		967,898

9.00%, with various maturities to 2027	29		30,694

9.50%, with various maturities to 2026	40		41,145

10.50%, with maturity at 2020	5		5,214

			$18,832,186

Federal National Mortgage Association:

2.391%, (COF + 1.25%), with maturity at 2025(5)	$287		$287,369

2.394%, (COF + 1.25%), with various maturities to 2033(5)	904		905,392

2.396%, (COF + 1.25%), with maturity at 2035(5)	465		465,946

2.405%, (COF + 1.25%), with various maturities to 2044(5)	1,007		1,008,233

2.999%, (COF + 1.25%), with maturity at 2036(5)	373		372,652

3.413%, (COF + 1.25%), with maturity at 2034(5)	1,304		1,329,301

3.423%, (COF + 1.25%), with maturity at 2036(5)	284		286,404

3.426%, (COF + 2.38%), with maturity at 2027(5)	297		299,721

3.518%, (COF + 1.25%), with maturity at 2035(5)	1,064		1,083,225

3.829%, (COF + 1.25%), with maturity at 2034(5)	1,145		1,166,668

3.885%, (COF + 1.79%), with maturity at 2036(5)	5,275		5,409,437

3.999%, (COF + 1.25%), with maturity at 2036(5)	78		79,995

4.071%, (COF + 1.73%), with maturity at 2035(5)	1,303		1,342,605

4.50%, with various maturities to 2049	34,203		36,101,166

4.545%, (COF + 1.87%), with maturity at 2034(5)	1,979		2,040,396

4.549%, (1 yr. CMT + 2.12%), with maturity at 2040(5)	402		423,011

5.00%, with various maturities to 2049	2,582		2,771,536

5.50%, with maturity at 2030	158		170,127

6.00%, with various maturities to 2032	499		549,511

6.445%, (COF + 1.79%), with maturity at 2021(5)	12		12,496

6.446%, with maturity at 2025(6)	55		58,555

7.00%, with various maturities to 2024	460		484,457

7.50%, with maturity at 2026	26		27,824

7.875%, with maturity at 2021	47		47,971

8.035%, with maturity at 2030(6)	3		3,670

8.25%, with maturity at 2025	34		36,037

8.33%, with maturity at 2020	1		562

8.50%, with maturity at 2037	288		321,785

8.53%, with maturity at 2021(6)	2		2,138

9.00%, with various maturities to 2026	35		38,310

9.50%, with maturity at 2021(6)	0	(7)	40

9.50%, with various maturities to 2030	29		31,587

9.501%, with maturity at 2025(6)	1		1,299

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)

9.505%, with maturity at 2025(6)	$0	(7)	$82

9.521%, with maturity at 2021(6)	3		2,958

9.944%, with maturity at 2023(6)	2		2,267

10.00%, with maturity at 2021(6)	0	(7)	114

11.00%, with maturity at 2021(6)	0	(7)	32

			$57,164,879

Government National Mortgage Association:

4.00%, with various maturities to 2049	$4,864		$5,066,526

4.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(5)	196		200,443

4.50%, with various maturities to 2049	28,767		30,390,360

5.00%, with various maturities to 2049	4,181		4,439,795

7.50%, with maturity at 2025	192		204,391

9.50%, with various maturities to 2025	35		36,661

			$40,338,176

Total Mortgage Pass-Throughs (identified cost $115,543,525)			$116,335,241

U.S. Government Guaranteed Small Business Administration Loans — 2.0%(8)(14)
Security	Principal Amount (000’s omitted)		Value

0.16%, 7/15/37 to 5/15/42	$818		$3,664

0.23%, 4/15/37 to 12/15/37	1,695		14,174

0.41%, 6/15/42 to 7/15/42	229		4,012

0.48%, 3/15/37 to 12/15/37	3,045		53,426

0.66%, 5/15/42 to 7/15/42	217		6,111

0.73%, 3/15/37 to 10/15/42	2,858		78,714

0.81%, 10/15/37	160		4,764

0.91%, 5/15/42	665		25,925

0.98%, 9/15/37 to 11/15/37	3,349		122,460

1.23%, 8/15/37 to 12/15/37	2,578		117,915

1.61%, 5/15/42	3,199		215,976

1.86%, 9/15/42 to 1/15/43	10,238		824,886

1.89%, 11/15/42	1,528		124,824

2.11%, 10/15/42 to 12/15/42	4,088		372,958

2.36%, 9/15/42 to 1/15/43	12,519		1,290,030

2.61%, 12/15/42 to 1/15/43	6,333		727,130

2.86%, 7/15/42 to 2/15/43	14,677		1,838,556

3.11%, 12/15/42	2,980		408,910

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $6,855,489)			$6,234,435

9	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Portfolio of Investments — continued

Asset-Backed Securities — 5.0%
Security	Principal Amount (000’s omitted)	Value

Invitation Homes Trust:

Series 2017-SFR2, Class E, 4.139%, (1 mo. USD LIBOR + 2.25%), 12/17/36(1)(9)	$265	$265,374

Series 2018-SFR2, Class E, 3.914%, (1 mo. USD LIBOR + 2.00%), 6/17/37(1)(9)	4,229	4,235,772

Series 2018-SFR3, Class E, 3.889%, (1 mo. USD LIBOR + 2.00%), 7/17/37(1)(9)	3,000	3,006,631

NRZ Excess Spread-Collateralized Notes:

Series 2018-PLS1, Class D, 4.374%, 1/25/23(9)	4,003	4,029,986

PNMAC GMSR Issuer Trust:

Series 2018-GT1, Class A, 4.673%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(9)	4,000	4,028,612

Series 2018-GT2, Class A, 4.473%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(9)	430	431,954

Total Asset-Backed Securities (identified cost $16,081,251)		$15,998,329

U.S. Treasury Obligations — 9.3%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Note, 0.50%, 4/15/24(10)(11)	$28,992	$29,362,578

Total U.S. Treasury Obligations (identified cost $29,248,705)		$29,362,578

Short-Term Investments — 0.0%(12)
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(13)	9,556	$9,556

Total Short-Term Investments (identified cost $9,556)		$9,556

Total Investments — 113.7% (identified cost $364,727,318)		$359,415,189

Other Assets, Less Liabilities — (13.7)%		$(43,367,270)

Net Assets — 100.0%		$316,047,919

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.
(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2019.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2019.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2019.

(7)	Principal amount is less than $500.

(8)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $15,998,329 or 5.0% of the Fund’s net assets.

(10)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(11)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(12)	Amount is less than 0.05%.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

(14)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.

10	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 5-Year Treasury Note	262	Short	12/31/19	$(31,231,219)	$226,896

U.S. Ultra-Long Treasury Bond	58	Long	12/19/19	11,005,500	(316,695)

					$(89,799)

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

11	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $364,717,762)	$359,405,633

Affiliated investment, at value (identified cost, $9,556)	9,556

Deposits for derivatives collateral — financial futures contracts	548,420

Interest receivable	1,561,097

Dividends receivable from affiliated investment	501

Receivable for investments sold	67,101

Receivable for Fund shares sold	164,096

Receivable for variation margin on open financial futures contracts	48,602

Total assets	$361,805,006

Liabilities

Demand note payable	$15,900,000

Payable for reverse repurchase agreements, including accrued interest of $3,388	28,773,388

Payable for Fund shares redeemed	433,586

Distributions payable	128,654

Due to custodian	292

Payable to affiliates:

Investment adviser fee	175,331

Distribution and service fees	67,793

Trustees’ fees	1,459

Accrued expenses	276,584

Total liabilities	$45,757,087

Net Assets	$316,047,919

Sources of Net Assets

Paid-in capital	$380,807,490

Accumulated loss	(64,759,571)

Total	$316,047,919

Class A Shares

Net Assets	$138,956,353

Shares Outstanding	22,908,183

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.07

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$6.37

Class C Shares

Net Assets	$29,939,904

Shares Outstanding	4,942,510

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.06

Class I Shares

Net Assets	$118,478,763

Shares Outstanding	19,542,523

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.06

Class R Shares

Net Assets	$28,672,899

Shares Outstanding	4,745,829

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.04

On sales of $50,000 or more ($100,000 or more effective December 2, 2019), the offering price of Class A shares is reduced. Effective December 2, 2019, the maximum sales charge (as a percentage of offering price) was reduced from 4.75% to 2.25%.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest	$10,903,307

Dividends from affiliated investment	258,382

Total investment income	$11,161,689

Expenses

Investment adviser fee	$2,102,003

Distribution and service fees

Class A	345,842

Class B	2,522

Class C	378,473

Class R	139,592

Trustees’ fees and expenses	17,847

Custodian fee	136,867

Transfer and dividend disbursing agent fees	403,845

Legal and accounting services	141,422

Printing and postage	64,389

Registration fees	104,022

Interest expense and fees	241,962

Miscellaneous	31,345

Total expenses	$4,110,131

Net investment income	$7,051,558

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(920,604)

Investment transactions — affiliated investment	3,634

Financial futures contracts	35,756

Net realized loss	$(881,214)

Change in unrealized appreciation (depreciation) —

Investments	$1,995,354

Investments — affiliated investment	355

Financial futures contracts	(30,124)

Net change in unrealized appreciation (depreciation)	$1,965,585

Net realized and unrealized gain	$1,084,371

Net increase in net assets from operations	$8,135,929

13	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$7,051,558	$7,127,670

Net realized gain (loss)	(881,214)	2,742,481

Net change in unrealized appreciation (depreciation)	1,965,585	(8,834,873)

Net increase in net assets from operations	$8,135,929	$1,035,278

Distributions to shareholders —

Class A	$(4,391,682)	$(4,788,125)

Class B	(6,359)	(29,365)

Class C	(923,656)	(1,385,660)

Class I	(4,037,723)	(3,428,868)

Class R	(815,123)	(835,225)

Total distributions to shareholders	$(10,174,543)	$(10,467,243)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$16,905,244	$12,435,293

Class B	1,122	61

Class C	14,409,884	1,887,263

Class I	80,127,941	32,647,148

Class R	11,548,352	9,003,720

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,810,918	4,074,101

Class B	6,183	29,161

Class C	847,531	1,281,347

Class I	2,962,358	2,683,700

Class R	764,373	754,288

Cost of shares redeemed

Class A	(34,978,122)	(37,551,443)

Class B	(119,454)	(396,691)

Class C	(11,406,776)	(17,325,672)

Class I	(60,235,429)	(35,464,777)

Class R	(9,845,947)	(11,183,138)

Net asset value of shares converted(1)

Class A	20,973,249	1,190,052

Class B	(377,371)	(1,190,052)

Class C	(20,595,878)	—

Net increase (decrease) in net assets from Fund share transactions	$14,798,178	$(37,125,639)

Net increase (decrease) in net assets	$12,759,564	$(46,557,604)

Net Assets

At beginning of year	$303,288,355	$349,845,959

At end of year	$316,047,919	$303,288,355

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

14	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$6.100		$6.280		$6.430		$6.630		$6.840

Income (Loss) From Operations

Net investment income(1)	$0.134		$0.142		$0.109		$0.105		$0.115

Net realized and unrealized gain (loss)	0.029		(0.116)		(0.040)		(0.091)		(0.067)

Total income from operations	$0.163		$0.026		$0.069		$0.014		$0.048

Less Distributions

From net investment income	$(0.193)		$(0.206)		$(0.219)		$(0.214)		$(0.258)

Total distributions	$(0.193)		$(0.206)		$(0.219)		$(0.214)		$(0.258)

Net asset value — End of year	$6.070		$6.100		$6.280		$6.430		$6.630

Total Return(2)	2.71%		0.42%		1.08%		0.21%		0.71%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$138,956		$133,062		$157,117		$299,052		$332,297

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.26	%(5)	1.19	%(4)	1.19	%(4)	1.19	%(4)	1.18	%(4)

Net investment income	2.21%		2.30	%(4)	1.72	%(4)	1.61	%(4)	1.71	%(4)

Portfolio Turnover of the Portfolio	—		62	%(6)	12	%(6)	15	%(6)	33	%(6)

Portfolio Turnover of the Fund	90%		1	%(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.07% for the year ended October 31, 2019.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$6.090		$6.270		$6.420		$6.620		$6.830

Income (Loss) From Operations

Net investment income(1)	$0.090		$0.096		$0.062		$0.057		$0.065

Net realized and unrealized gain (loss)	0.027		(0.117)		(0.041)		(0.092)		(0.067)

Total income (loss) from operations	$0.117		$(0.021)		$0.021		$(0.035)		$(0.002)

Less Distributions

From net investment income	$(0.147)		$(0.159)		$(0.171)		$(0.165)		$(0.208)

Total distributions	$(0.147)		$(0.159)		$(0.171)		$(0.165)		$(0.208)

Net asset value — End of year	$6.060		$6.090		$6.270		$6.420		$6.620

Total Return(2)	1.95%		(0.33)%		0.32%		(0.54)%		(0.04)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$29,940		$46,902		$62,647		$97,657		$116,220

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.99	%(5)	1.94	%(4)	1.94	%(4)	1.95	%(4)	1.93	%(4)

Net investment income	1.47%		1.55	%(4)	0.97	%(4)	0.87	%(4)	0.96	%(4)

Portfolio Turnover of the Portfolio	—		62	%(6)	12	%(6)	15	%(6)	33	%(6)

Portfolio Turnover of the Fund	90%		1	%(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.07% for the year ended October 31, 2019.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$6.100		$6.280		$6.430		$6.620		$6.830

Income (Loss) From Operations

Net investment income(1)	$0.149		$0.157		$0.125		$0.121		$0.131

Net realized and unrealized gain (loss)	0.019		(0.116)		(0.041)		(0.081)		(0.066)

Total income from operations	$0.168		$0.041		$0.084		$0.040		$0.065

Less Distributions

From net investment income	$(0.208)		$(0.221)		$(0.234)		$(0.230)		$(0.275)

Total distributions	$(0.208)		$(0.221)		$(0.234)		$(0.230)		$(0.275)

Net asset value — End of year	$6.060		$6.100		$6.280		$6.430		$6.620

Total Return(2)	2.80%		0.67%		1.32%		0.61%		0.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$118,479		$96,457		$99,404		$93,592		$81,968

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.01	%(5)	0.94	%(4)	0.94	%(4)	0.94	%(4)	0.93	%(4)

Net investment income	2.44%		2.54	%(4)	1.97	%(4)	1.86	%(4)	1.94	%(4)

Portfolio Turnover of the Portfolio	—		62	%(6)	12	%(6)	15	%(6)	33	%(6)

Portfolio Turnover of the Fund	90%		1	%(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.07% for the year ended October 31, 2019.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$6.080		$6.260		$6.410		$6.600		$6.810

Income (Loss) From Operations

Net investment income(1)	$0.118		$0.126		$0.092		$0.088		$0.097

Net realized and unrealized gain (loss)	0.019		(0.117)		(0.041)		(0.081)		(0.066)

Total income from operations	$0.137		$0.009		$0.051		$0.007		$0.031

Less Distributions

From net investment income	$(0.177)		$(0.189)		$(0.201)		$(0.197)		$(0.241)

Total distributions	$(0.177)		$(0.189)		$(0.201)		$(0.197)		$(0.241)

Net asset value — End of year	$6.040		$6.080		$6.260		$6.410		$6.600

Total Return(2)	2.46%		(0.00	)%(3)	0.81%		0.10%		0.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,673		$26,376		$28,593		$30,908		$24,170

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.51	%(6)	1.44	%(5)	1.44	%(5)	1.44	%(5)	1.43	%(5)

Net investment income	1.95%		2.04	%(5)	1.46	%(5)	1.36	%(5)	1.45	%(5)

Portfolio Turnover of the Portfolio	—		62	%(7)	12	%(7)	15	%(7)	33	%(7)

Portfolio Turnover of the Fund	90%		1	%(8)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Less than (0.005)%.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Includes interest expense, including on reverse repurchase agreements, of 0.07% for the year ended October 31, 2019.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

18	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on August 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

19

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

L  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

20

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$10,174,543	$10,467,243

During the year ended October 31, 2019, accumulated loss was decreased by $19,872,899 and paid-in capital was decreased by $19,872,899 primarily due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$472,895

Deferred capital losses	$(58,681,031)

Net unrealized depreciation	$(6,422,781)

Distributions payable	$(128,654)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $58,681,031 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $1,723,300 are short-term and $56,957,731 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$337,067,970

Gross unrealized appreciation	$2,267,056

Gross unrealized depreciation	(8,689,837)

Net unrealized depreciation	$(6,422,781)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory and fee reduction agreements between the Fund and BMR, the fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million but less than $1 billion, 0.600% from $1 billion but less than $1.5 billion, 0.5625% from $1.5 billion but less than $2 billion, 0.5000% from $2 billion but less than $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended October 31, 2019, the Fund’s investment adviser fee amounted to $2,102,003 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $54,422 from the Fund pursuant to such

21

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,334 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $345,842 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan), Class R shares (Class R Plan) and prior to August 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $1,891 and $283,855 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2019, the Fund paid or accrued to EVD $69,796 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $631, $94,618 and $69,796 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

Effective December 2, 2019, Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). A CDSC generally is imposed on redemptions of Class C shares made within one year of purchase and prior to August 16, 2019, on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by each of Class B and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$3,823,382	$10,591,889

U.S. Government and Agency Securities	360,707,784	289,014,965

	$364,531,166	$299,606,854

22

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	2,781,963	2,013,991

Issued to shareholders electing to receive payments of distributions in Fund shares	625,805	660,016

Redemptions	(5,742,114)	(6,075,249)

Converted from Class B shares	62,077	192,303

Converted from Class C shares	3,376,341	—

Net increase (decrease)	1,104,072	(3,208,939)

	Year Ended October 31,
Class B	2019(1)	2018

Sales	184	10

Issued to shareholders electing to receive payments of distributions in Fund shares	1,014	4,712

Redemptions	(19,571)	(63,846)

Converted to Class A shares	(62,091)	(192,295)

Net decrease	(80,464)	(251,419)

	Year Ended October 31,
Class C	2019	2018

Sales	2,369,867	305,674

Issued to shareholders electing to receive payments of distributions in Fund shares	139,341	207,847

Redemptions	(1,881,781)	(2,804,900)

Converted to Class A shares	(3,381,466)	—

Net decrease	(2,754,039)	(2,291,379)

	Year Ended October 31,
Class I	2019	2018

Sales	13,150,798	5,274,757

Issued to shareholders electing to receive payments of distributions in Fund shares	486,853	435,141

Redemptions	(9,907,425)	(5,729,158)

Net increase (decrease)	3,730,226	(19,260)

23

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class R	2019	2018

Sales	1,903,538	1,464,463

Issued to shareholders electing to receive payments of distributions in Fund shares	126,038	122,748

Redemptions	(1,623,059)	(1,818,013)

Net increase (decrease)	406,517	(230,802)

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$226,896	(1)	$(316,695	)(1)

Total	$226,896		$(316,695)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(42,194	)(1)	$—

Futures contracts	$35,756	(2)	$(30,124	)(3)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

24

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$80,818,000	$85,015,000

The average number of purchased options contracts outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was 6 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At October 31, 2019, the Fund had a balance outstanding pursuant to this line of credit of $15,900,000 at an interest rate of 2.82%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at October 31, 2019. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2019. Average borrowings and the average interest rate (excluding fees) for the year ended October 31, 2019 were $1,435,616 and 3.08%, respectively.

10  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2019, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $292. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2019. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2019. The Fund’s average overdraft advances during the year ended October 31, 2019 were not significant.

11  Investments in Affiliated Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $9,556, which represents less than 0.05% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$5,694,128	$182,186,191	$(187,874,752)	$3,634	$355	$9,556	$258,382	9,556

25

Eaton Vance

Government Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

12  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2019 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Treasury Securities Pledged as Collateral

MUFG Securities Americas, Inc.	10/30/19	11/6/19	2.12%	$28,770,000	$28,773,388	$28,847,445

At October 31, 2019, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the year ended October 31, 2019, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $8,044,000 and 2.44%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At October 31, 2019, the market value of securities pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for the counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2019. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2019.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$191,475,050	$—	$191,475,050

Mortgage Pass-Throughs	—	116,335,241	—	116,335,241

U.S. Government Guaranteed Small Business Administration Loans	—	6,234,435	—	6,234,435

Asset-Backed Securities	—	15,998,329	—	15,998,329

U.S. Treasury Obligations	—	29,362,578	—	29,362,578

Short-Term Investments	—	9,556	—	9,556

Total Investments	$—	$359,415,189	$—	$359,415,189

Futures Contracts	$226,896	$—	$—	$226,896

Total	$226,896	$359,415,189	$—	$359,642,085

Liability Description

Futures Contracts	$(316,695)	$—	$—	$(316,695)

Total	$(316,695)	$—	$—	$(316,695)

26

Eaton Vance

Government Opportunities Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Government Opportunities Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

28

Eaton Vance

Government Opportunities Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm)
(2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm)
(1972-1981).

Other Directorships in the Last Five Years. None.

29

Eaton Vance

Government Opportunities Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm)
(1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.19

Eaton Vance

High Income Opportunities Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 41

Federal Tax Information	18

Management and Organization	42

Important Notices	45

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2019, U.S. bond market performance was strong, with U.S. high yield bonds underperforming investment-grade bonds. The ICE BofAML U.S. High Yield Index (the Index)2 returned 8.32%, while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, returned 11.51%. During the period, the S&P 500® Index, a broad measure of the U.S. stock market, returned 14.33%.

U.S. high yield bond performance declined at the beginning of the period as long-simmering worries about global trade policy, Brexit, tightening monetary policies, and slowing economies worldwide began to overshadow relative economic strength in the U.S. A fall in oil prices in excess of 40% further pressured returns in the energy sector, the largest in the U.S. high yield market.

The high yield market rebounded in the first several months of 2019, buoyed by a dovish pivot from the U.S. Federal Reserve Board. Additional tailwinds included the perception of progress in trade talks between the U.S. and China, a recovery in oil prices, and a surge in equity markets. In addition, many fourth-quarter earnings announcements — and issued in the first quarter — exceeded investors’ lowered expectations.

Returns moderated, but remained strong in the second quarter, as conflicts over trade, concerns about slowing global growth, and rising tensions in the Middle East tempered investor appetite for risk. In the last several months of the period, intervals of calm were separated by episodic spikes in volatility as investors continued to contend with these ongoing concerns.

The fundamentals of U.S. high yield issuers remained healthy over the full period, though softening modestly. Leverage declined in the fourth quarter of 2018, before rising slightly, and ending the period virtually where it began. Interest coverage remained healthy during the period, but trended slightly lower than the peaks witnessed in mid-2018. The trailing 12-month default rate rose from 2.02% at the beginning of the period to 2.54% by the end, mainly because of elevated distress within the energy sector.

Spreads — the difference between yields on high yield bonds and U.S. Treasurys with comparable maturities — began the period slightly below 400 basis points (bps). As 2018 ended, spreads climbed to 537 bps before compressing and remaining in the 400-450 bps range for the remainder of the one-year period.

The supply-and-demand balance remained supportive, with total demand year-to-date exceeding net supply by approximately $120.6 billion. Year-to-date issuance as of October 31, 2019,

stood at $230.1 billion, up 27% year-over-year; however, 68% of the issuances have been used for refinancing and only 20% for acquisitions, a healthy mix. Retail flows into high yield over the same period were strong.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance High Income Opportunities Fund (the Fund) returned 7.31% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Index, which returned 8.32%.

The Fund’s sector allocation was a leading detractor from performance relative to the Index during the period. Its overweight position in energy, the largest and worst-performing sector within the Index, detracted from relative returns, though this effect was offset by strong credit6 selection within the sector. The Fund’s underweight positions in homebuilders and real estate and in banks & thrifts, both among the stronger performing sectors in the Index, also had a negative impact on relative performance.

The Fund’s security selection by market sector contributed to relative performance during the period. Credit selection in energy was beneficial as the Fund focused on exploration and production companies with higher quality assets and lower breakeven costs and lacked exposure to lower quality energy services issuers. The Fund’s selections in metals and mining and telecommunications were also beneficial during the period. The Fund’s small allocation to the equity of high yield issuers hindered performance.

Security selection by credit quality detracted from returns relative to the Index. Shorter duration7 positions within BB-rated bonds posed the largest challenge during the period. Security selections within B- and BBB-rated issues also reduced relative returns. However, these negative effects were offset by strong credit selection in CCC-rated issues as a result of the Fund’s higher quality bias in the segment coupled with investors’ lack of appetite for lower-rated issues. Allocations by credit quality also boosted relative returns. An underweight allocation to bonds rated CCC or lower and an allocation to BBB-rated credits contributed to performance during the period.

The Fund’s overweight position in bonds with duration under two years and a modest cash position hindered relative performance during a period when long-duration issues outperformed as U.S. Treasury yields dropped. While the shorter duration posture detracted from relative performance, security selection by duration segment was positive. Credit selection in issues with durations under five years was strong during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA, Kelley G. Baccei, Stephen C. Concannon, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	7.31%	4.54%	7.55%
Class A with 4.75% Maximum Sales Charge	—	—	2.12	3.53	7.03
Class C at NAV	06/08/1994	08/19/1986	6.49	3.75	6.76
Class C with 1% Maximum Sales Charge	—	—	5.49	3.75	6.76
Class I at NAV	10/01/2009	08/19/1986	7.57	4.80	7.84
ICE BofAML U.S. High Yield Index	—	—	8.32%	5.17%	7.68%
ICE BofAML U.S. High Yield Constrained Index	—	—	8.32	5.18	7.67

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.87%	1.63%	0.62%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$19,235	N.A.
Class I	$250,000	10/31/2009	$532,123	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Fund Profile5

Credit Quality (% of bonds and loans)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML U.S. High Yield Constrained Index is an unmanaged index of below- investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. S&P 500® Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective December 31, 2019, the Fund is managed by Kelley G. Baccei, Stephen C. Concannon and Jeffrey D. Mueller. Michael W. Weilheimer will serve as a member of the portfolio management team of the Fund through December 31, 2019.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,027.60	$4.65	0.91%
Class C	$1,000.00	$1,023.70	$8.47	1.66%
Class I	$1,000.00	$1,028.80	$3.38	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.63	0.91%
Class C	$1,000.00	$1,016.80	$8.44	1.66%
Class I	$1,000.00	$1,021.90	$3.36	0.66%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in High Income Opportunities Portfolio, at value (identified cost, $853,093,875)	$876,780,117

Receivable for Fund shares sold	1,098,476

Total assets	$877,878,593

Liabilities

Payable for Fund shares redeemed	$2,135,510

Distributions payable	432,989

Payable to affiliates:

Distribution and service fees	104,535

Trustees’ fees	42

Accrued expenses	321,925

Total liabilities	$2,995,001

Net Assets	$874,883,592

Sources of Net Assets

Paid-in capital	$869,626,190

Distributable earnings	5,257,402

Total	$874,883,592

Class A Shares

Net Assets	$269,795,444

Shares Outstanding	61,290,301

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.40

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$4.62

Class C Shares

Net Assets	$55,245,812

Shares Outstanding	12,547,886

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$4.40

Class I Shares

Net Assets	$549,842,336

Shares Outstanding	124,743,533

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income allocated from Portfolio	$56,368,763

Dividends allocated from Portfolio	584,354

Expenses allocated from Portfolio	(4,693,826)

Total investment income from Portfolio	$52,259,291

Expenses

Distribution and service fees

Class A	$701,520

Class B	8,674

Class C	662,423

Trustees’ fees and expenses	500

Custodian fee	65,963

Transfer and dividend disbursing agent fees	1,061,515

Legal and accounting services	46,908

Printing and postage	148,148

Registration fees	113,782

Miscellaneous	21,880

Total expenses	$2,831,313

Net investment income	$49,427,978

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(14,259,724)

Foreign currency transactions	(4,453)

Forward foreign currency exchange contracts	1,086,468

Net realized loss	$(13,177,709)

Change in unrealized appreciation (depreciation) —

Investments	$29,183,583

Securities sold short	9,017

Foreign currency	13,411

Forward foreign currency exchange contracts	(228,568)

Net change in unrealized appreciation (depreciation)	$28,977,443

Net realized and unrealized gain	$15,799,734

Net increase in net assets from operations	$65,227,712

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$49,427,978	$63,256,322

Net realized gain (loss)	(13,177,709)	4,735,259

Net change in unrealized appreciation (depreciation)	28,977,443	(64,008,028)

Net increase in net assets from operations	$65,227,712	$3,983,553

Distributions to shareholders —

Class A	$(15,346,891)	$(17,845,380)

Class B	(40,883)	(113,782)

Class C	(3,115,735)	(5,011,883)

Class I	(33,212,248)	(41,527,722)

Total distributions to shareholders	$(51,715,757)	$(64,498,767)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$48,746,646	$69,801,256

Class B	863	2,417

Class C	6,567,210	9,071,628

Class I	182,195,169	228,136,919

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	12,587,804	14,590,106

Class B	37,158	101,469

Class C	2,753,565	4,512,761

Class I	30,729,634	38,087,858

Cost of shares redeemed

Class A	(113,508,177)	(156,371,500)

Class B	(166,838)	(849,183)

Class C	(21,529,861)	(33,563,778)

Class I	(285,736,940)	(439,869,587)

Net asset value of shares converted(1)

Class A	29,880,153	1,094,721

Class B	(1,501,049)	(1,094,721)

Class C	(28,379,104)	—

Net decrease in net assets from Fund share transactions	$(137,323,767)	$(266,349,634)

Net decrease in net assets	$(123,811,812)	$(326,864,848)

Net Assets

At beginning of year	$998,695,404	$1,325,560,252

At end of year	$874,883,592	$998,695,404

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$4.330	$4.560	$4.460	$4.400	$4.650

Income (Loss) From Operations

Net investment income(1)	$0.227	$0.233	$0.239	$0.228	$0.237

Net realized and unrealized gain (loss)	0.081	(0.225)	0.099	0.082	(0.217)

Total income from operations	$0.308	$0.008	$0.338	$0.310	$0.020

Less Distributions

From net investment income	$(0.238)	$(0.238)	$(0.238)	$(0.250)	$(0.257)

Tax return of capital	—	—	—	—	(0.013)

Total distributions	$(0.238)	$(0.238)	$(0.238)	$(0.250)	$(0.270)

Net asset value — End of year	$4.400	$4.330	$4.560	$4.460	$4.400

Total Return(2)	7.31%	0.17%	7.73%	7.35%	0.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$269,795	$287,457	$375,201	$506,430	$338,952

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.91%	0.87%	0.85%	0.86%	0.90%

Net investment income	5.22%	5.24%	5.28%	5.23%	5.22%

Portfolio Turnover of the Portfolio	32%	39%	42%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$4.330	$4.560	$4.460	$4.400	$4.650

Income (Loss) From Operations

Net investment income(1)	$0.195	$0.200	$0.205	$0.195	$0.204

Net realized and unrealized gain (loss)	0.080	(0.225)	0.099	0.081	(0.219)

Total income (loss) from operations	$0.275	$(0.025)	$0.304	$0.276	$(0.015)

Less Distributions

From net investment income	$(0.205)	$(0.205)	$(0.204)	$(0.216)	$(0.223)

Tax return of capital	—	—	—	—	(0.012)

Total distributions	$(0.205)	$(0.205)	$(0.204)	$(0.216)	$(0.235)

Net asset value — End of year	$4.400	$4.330	$4.560	$4.460	$4.400

Total Return(2)	6.49%	(0.58)%	6.94%	6.54%	(0.34)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$55,246	$95,312	$120,884	$136,908	$111,949

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.67%	1.63%	1.60%	1.61%	1.65%

Net investment income	4.50%	4.49%	4.52%	4.50%	4.49%

Portfolio Turnover of the Portfolio	32%	39%	42%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$4.340	$4.570	$4.470	$4.410	$4.660

Income (Loss) From Operations

Net investment income(1)	$0.238	$0.245	$0.250	$0.238	$0.245

Net realized and unrealized gain (loss)	0.081	(0.226)	0.099	0.083	(0.213)

Total income from operations	$0.319	$0.019	$0.349	$0.321	$0.032

Less Distributions

From net investment income	$(0.249)	$(0.249)	$(0.249)	$(0.261)	$(0.268)

Tax return of capital	—	—	—	—	(0.014)

Total distributions	$(0.249)	$(0.249)	$(0.249)	$(0.261)	$(0.282)

Net asset value — End of year	$4.410	$4.340	$4.570	$4.470	$4.410

Total Return(2)	7.57%	0.42%	7.98%	7.62%	0.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$549,842	$614,306	$825,887	$839,724	$322,095

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.66%	0.62%	0.59%	0.61%	0.65%

Net investment income	5.47%	5.49%	5.51%	5.45%	5.42%

Portfolio Turnover of the Portfolio	32%	39%	42%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’ paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (80.5% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

13

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$51,715,757	$64,498,767

During the year ended October 31, 2019, accumulated loss was decreased by $18,770,930 and paid-in capital was decreased by $18,770,930 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(24,662,501)

Net unrealized appreciation	$30,352,892

Distributions payable	$(432,989)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $24,662,501 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $6,307,651 are short-term and $18,354,850 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $72,723 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $19,215 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $701,520 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to October 16, 2019, Class B shares (Class B plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $6,506 and $496,817 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $2,168 and $165,606 for Class B and Class C shares, respectively.

14

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to October 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $200 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $44,172,168 and $238,151,902, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	11,204,031	15,662,107

Issued to shareholders electing to receive payments of distributions in Fund shares	2,890,924	3,281,508

Redemptions	(26,093,012)	(35,081,271)

Converted from Class B shares	343,869	245,684

Converted from Class C shares	6,599,765	—

Net decrease	(5,054,423)	(15,891,972)

	Year Ended October 31,
Class B	2019(1)	2018

Sales	200	543

Issued to shareholders electing to receive payments of distributions in Fund shares	8,593	22,749

Redemptions	(38,971)	(189,788)

Converted to Class A shares	(343,316)	(245,246)

Net decrease	(373,494)	(411,742)

	Year Ended October 31,
Class C	2019	2018

Sales	1,505,234	2,028,380

Issued to shareholders electing to receive payments of distributions in Fund shares	634,701	1,014,844

Redemptions	(4,988,204)	(7,541,931)

Converted to Class A shares	(6,598,446)	—

Net decrease	(9,446,715)	(4,498,707)

15

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2019	2018

Sales	41,865,771	50,954,997

Issued to shareholders electing to receive payments of distributions in Fund shares	7,052,357	8,554,726

Redemptions	(65,771,874)	(98,722,103)

Net decrease	(16,853,746)	(39,212,380)

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

16

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments

Corporate Bonds & Notes — 86.8%
Security		Principal Amount* (000’s omitted)	Value

Aerospace — 2.2%

Bombardier, Inc., 6.00%, 10/15/22(1)		4,374	$4,286,520

Bombardier, Inc., 6.125%, 1/15/23(1)		1,016	995,680

Bombardier, Inc., 7.875%, 4/15/27(1)		2,400	2,274,000

F-Brasile SpA/F-Brasile US, LLC, 7.375%, 8/15/26(1)		1,037	1,088,850

TransDigm, Inc., 5.50%, 11/15/27(1)(2)		3,504	3,501,162

TransDigm, Inc., 6.25%, 3/15/26(1)		4,436	4,763,155

TransDigm, Inc., 6.50%, 7/15/24		2,911	3,016,524

TransDigm, Inc., 6.50%, 5/15/25		440	458,150

TransDigm, Inc., 7.50%, 3/15/27		1,705	1,845,662

TransDigm UK Holdings PLC, 6.875%, 5/15/26		1,585	1,695,950

			$23,925,653

Automotive & Auto Parts — 1.7%

Navistar International Corp., 6.625%, 11/1/25(1)		4,422	$4,532,550

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.375%, 5/15/26(3)	EUR	5,308	5,988,387

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, 5/15/26(1)		2,088	2,212,654

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 8.50%, 5/15/27(1)		5,679	5,721,592

			$18,455,183

Banking & Thrifts — 0.9%

CIT Group, Inc., 5.00%, 8/1/23		2,150	$2,324,687

CIT Group, Inc., 6.125%, 3/9/28		1,420	1,679,150

JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(5)		4,805	5,385,372

			$9,389,209

Broadcasting — 3.1%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		3,673	$3,842,876

Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/27(1)		3,673	3,792,372

iHeartCommunications, Inc., 6.375%, 5/1/26		85	92,042

iHeartCommunications, Inc., 8.375%, 5/1/27		2,292	2,469,944

Netflix, Inc., 4.875%, 4/15/28		640	662,906

Netflix, Inc., 4.875%, 6/15/30(1)		2,212	2,241,862

Netflix, Inc., 5.50%, 2/15/22		1,790	1,904,113

Netflix, Inc., 5.875%, 2/15/25		2,155	2,375,888

Netflix, Inc., 5.875%, 11/15/28		4,030	4,448,112

Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)		1,482	1,566,770

Scripps Escrow, Inc., 5.875%, 7/15/27(1)		1,917	1,969,142

Security	Principal Amount* (000’s omitted)	Value

Broadcasting (continued)

Sirius XM Radio, Inc., 4.625%, 7/15/24(1)	2,963	$3,103,743

Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	2,980	3,143,900

TEGNA, Inc., 5.00%, 9/15/29(1)	1,777	1,803,655

		$33,417,325

Building Materials — 1.2%

Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	442	$453,050

Builders FirstSource, Inc., 5.625%, 9/1/24(1)	856	892,380

Builders FirstSource, Inc., 6.75%, 6/1/27(1)	782	852,380

Core & Main Holdings, L.P., 8.625%, (8.625% Cash or 9.375% PIK), 9/15/24(1)(6)	2,082	2,079,397

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	1,488	1,376,400

Masonite International Corp., 5.375%, 2/1/28(1)	1,059	1,123,864

Standard Industries, Inc., 5.50%, 2/15/23(1)	2,416	2,475,675

Standard Industries, Inc., 6.00%, 10/15/25(1)	3,880	4,093,400

		$13,346,546

Cable & Satellite TV — 4.7%

Cablevision Systems Corp., 5.875%, 9/15/22	1,410	$1,524,562

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	3,055	3,119,919

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	1,895	1,987,381

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	357	362,578

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	3,855	4,009,200

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(1)	1,113	1,190,910

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	302	310,214

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	2,725	2,884,412

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	4,090	4,274,050

CSC Holdings, LLC, 5.25%, 6/1/24	385	415,800

CSC Holdings, LLC, 5.375%, 7/15/23(1)	970	996,656

CSC Holdings, LLC, 5.50%, 5/15/26(1)	4,205	4,441,531

CSC Holdings, LLC, 5.75%, 1/15/30(1)	5,085	5,358,319

CSC Holdings, LLC, 6.50%, 2/1/29(1)	1,001	1,122,997

CSC Holdings, LLC, 7.50%, 4/1/28(1)	1,273	1,438,490

CSC Holdings, LLC, 10.875%, 10/15/25(1)	3,862	4,365,354

DISH DBS Corp., 5.875%, 7/15/22	1,970	2,067,633

DISH DBS Corp., 5.875%, 11/15/24	420	422,625

DISH DBS Corp., 7.75%, 7/1/26	1,526	1,543,320

19	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable & Satellite TV (continued)

Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)		1,446	$1,523,723

Ziggo B.V., 4.25%, 1/15/27(3)	EUR	2,129	2,563,992

Ziggo B.V., 4.875%, 1/15/30(1)		1,329	1,357,667

Ziggo B.V., 5.50%, 1/15/27(1)		2,714	2,866,608

Ziggo Bond Co., B.V., 5.875%, 1/15/25(1)		358	370,530

Ziggo Bond Co., B.V., 6.00%, 1/15/27(1)		265	278,250

			$50,796,721

Capital Goods — 0.5%

BWX Technologies, Inc., 5.375%, 7/15/26(1)		2,875	$3,059,144

Colfax Corp., 6.00%, 2/15/24(1)		880	938,300

Granite Holdings US Acquisition Co., 11.00%, 10/1/27(1)		882	822,465

Harsco Corp., 5.75%, 7/31/27(1)		549	571,657

			$5,391,566

Chemicals — 0.9%

GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)		739	$761,170

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		2,832	2,860,320

PQ Corp., 6.75%, 11/15/22(1)		900	932,625

SPCM SA, 4.875%, 9/15/25(1)		1,185	1,229,438

Valvoline, Inc., 5.50%, 7/15/24		835	870,748

Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(1)		927	742,008

W.R. Grace & Co., 5.125%, 10/1/21(1)		2,270	2,366,475

			$9,762,784

Consumer Products — 1.9%

Central Garden & Pet Co., 5.125%, 2/1/28		1,179	$1,217,082

Central Garden & Pet Co., 6.125%, 11/15/23		970	1,007,588

Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(1)	EUR	6,315	7,447,075

Energizer Holdings, Inc., 6.375%, 7/15/26(1)		1,541	1,647,021

Mattel, Inc., 6.75%, 12/31/25(1)		4,940	5,180,825

Spectrum Brands, Inc., 5.00%, 10/1/29(1)		712	729,800

Spectrum Brands, Inc., 5.75%, 7/15/25		3,275	3,430,562

			$20,659,953

Containers — 1.7%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)		830	$842,450

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)		3,625	3,713,812

Security	Principal Amount* (000’s omitted)	Value

Containers (continued)

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26	1,415	$1,482,213

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26	1,695	1,783,987

Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	3,195	3,386,700

Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	995	1,052,213

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)	260	267,397

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 6.875%, 2/15/21	643	644,434

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(1)	2,078	2,154,626

Trivium Packaging Finance B.V., 5.50%, 8/15/26(1)	1,429	1,502,236

Trivium Packaging Finance B.V., 8.50%, 8/15/27(1)	1,574	1,676,310

		$18,506,378

Diversified Financial Services — 2.5%

DAE Funding, LLC, 4.50%, 8/1/22(1)	2,430	$2,480,252

DAE Funding, LLC, 5.00%, 8/1/24(1)	4,055	4,242,747

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	3,825	3,925,406

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26	2,993	3,180,063

MSCI, Inc., 5.75%, 8/15/25(1)	1,275	1,343,531

Navient Corp., 8.00%, 3/25/20	3,065	3,137,794

Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	6,390	6,821,005

Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(1)	1,855	2,041,706

		$27,172,504

Diversified Media — 0.5%

Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)	2,273	$2,371,717

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(1)	439	483,723

MDC Partners, Inc., 6.50%, 5/1/24(1)	2,276	2,187,805

		$5,043,245

Energy — 14.0%

Aker BP ASA, 4.75%, 6/15/24(1)	2,031	$2,117,318

Aker BP ASA, 5.875%, 3/31/25(1)	1,460	1,551,250

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24	1,150	937,250

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	2,542	1,906,500

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Antero Resources Corp., 5.625%, 6/1/23	490	$346,063

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(1)	4,113	3,167,010

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 4/1/22(1)	1,336	1,270,937

Berry Petroleum Co., LLC, 7.00%, 2/15/26(1)	1,610	1,505,350

Brazos Valley Longhorn, LLC/Brazos Valley Longhorn Finance Corp., 6.875%, 2/1/25	1,480	1,169,200

Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	1,460	1,376,050

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)	2,977	2,932,345

Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25	1,701	1,890,389

Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24	3,657	4,214,985

Cheniere Energy Partners, L.P., 4.50%, 10/1/29(1)	3,577	3,661,954

Cheniere Energy Partners, L.P., 5.25%, 10/1/25	600	623,250

Cheniere Energy Partners, L.P., 5.625%, 10/1/26	2,670	2,833,537

CITGO Holding, Inc., 9.25%, 8/1/24(1)	2,289	2,394,866

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(1)	1,957	1,976,609

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)	9,790	9,606,633

CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	2,413	2,443,163

Diamondback Energy, Inc., 4.75%, 11/1/24	1,080	1,119,150

Diamondback Energy, Inc., 5.375%, 5/31/25	2,615	2,739,213

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(1)	2,250	2,328,795

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)	3,005	3,177,848

Energy Transfer Operating, L.P., 5.875%, 1/15/24	975	1,083,437

Energy Transfer Operating, L.P., 7.50%, 10/15/20	1,780	1,868,090

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(4)(5)	1,630	1,518,378

EnLink Midstream, LLC, 5.375%, 6/1/29	1,713	1,524,570

EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26(1)(7)	1,045	731,500

Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)	3,860	1,659,800

Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	1,250	518,750

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	5,735	4,688,362

Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.75%, 10/1/25(1)	52	46,670

Hilcorp Energy I, L.P./Hilcorp Finance Co., 6.25%, 11/1/28(1)	4,837	4,111,450

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Jagged Peak Energy, LLC, 5.875%, 5/1/26	1,019	$1,034,285

Matador Resources Co., 5.875%, 9/15/26	4,065	3,922,725

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	4,310	2,930,800

MPLX, L.P., 6.375%, 5/1/24(1)	1,465	1,540,031

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	7,211	7,211,000

NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	780	810,323

Nine Energy Service, Inc., 8.75%, 11/1/23(1)	1,270	965,200

Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(1)	2,315	2,384,496

Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(1)	2,625	2,715,510

Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(1)	2,055	2,132,063

Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(1)	2,935	3,063,406

PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	3,755	3,886,425

PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25	3,547	3,719,916

PBF Logistics, L.P./PBF Logistics Finance Corp., 6.875%, 5/15/23	3,230	3,326,900

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	4,120	3,848,162

Precision Drilling Corp., 6.50%, 12/15/21	152	151,194

Precision Drilling Corp., 7.125%, 1/15/26(1)	1,095	952,650

Precision Drilling Corp., 7.75%, 12/15/23	195	185,250

Seven Generations Energy, Ltd., 5.375%, 9/30/25(1)	3,860	3,777,975

Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	1,890	1,932,525

Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(1)	5,256	4,441,320

SM Energy Co., 5.625%, 6/1/25	1,850	1,577,162

SM Energy Co., 6.625%, 1/15/27	1,965	1,660,425

SM Energy Co., 6.75%, 9/15/26	2,741	2,364,113

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26	2,105	2,205,198

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27(1)	1,087	1,165,829

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.875%, 1/15/29(1)	2,174	2,356,073

Tervita Corp., 7.625%, 12/1/21(1)	4,135	4,093,650

Transocean, Inc., 7.25%, 11/1/25(1)	2,686	2,383,825

Transocean, Inc., 7.50%, 1/15/26(1)	1,247	1,116,065

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	2,007	2,016,985

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	556	563,378

WPX Energy, Inc., 5.25%, 10/15/27	651	634,725

		$152,110,256

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Entertainment & Film — 1.0%

AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,580	$1,447,675

AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	3,500	3,182,813

Cinemark USA, Inc., 4.875%, 6/1/23	3,945	4,014,037

Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	1,759	1,838,331

Motion Bondco DAC, 6.625%, 11/15/27(1)(2)	479	489,059

		$10,971,915

Environmental — 1.9%

Clean Harbors, Inc., 4.875%, 7/15/27(1)	1,029	$1,075,243

Clean Harbors, Inc., 5.125%, 7/15/29(1)	617	658,648

Covanta Holding Corp., 5.875%, 3/1/24	2,230	2,296,900

Covanta Holding Corp., 5.875%, 7/1/25	2,225	2,316,781

GFL Environmental, Inc., 5.375%, 3/1/23(1)	3,715	3,840,381

GFL Environmental, Inc., 7.00%, 6/1/26(1)	2,785	2,959,063

GFL Environmental, Inc., 8.50%, 5/1/27(1)	5,041	5,557,702

Waste Pro USA, Inc., 5.50%, 2/15/26(1)	1,960	2,033,500

		$20,738,218

Food & Drug Retail — 0.4%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(1)	1,807	$1,944,784

Murphy Oil USA, Inc., 4.75%, 9/15/29	1,277	1,336,061

Murphy Oil USA, Inc., 5.625%, 5/1/27	1,190	1,283,078

		$4,563,923

Food, Beverage & Tobacco — 2.1%

Dole Food Co., Inc., 7.25%, 6/15/25(1)	2,148	$2,056,710

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	2,898	3,129,840

Performance Food Group, Inc., 5.50%, 10/15/27(1)	1,612	1,712,750

Post Holdings, Inc., 5.00%, 8/15/26(1)	2,490	2,599,186

Post Holdings, Inc., 5.50%, 3/1/25(1)	3,595	3,779,603

Post Holdings, Inc., 5.50%, 12/15/29(1)	1,001	1,057,757

Post Holdings, Inc., 5.625%, 1/15/28(1)	2,154	2,312,858

Post Holdings, Inc., 8.00%, 7/15/25(1)	940	1,005,800

US Foods, Inc., 5.875%, 6/15/24(1)	5,185	5,359,994

		$23,014,498

Gaming — 4.0%

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)	3,679	$3,775,574

Eldorado Resorts, Inc., 6.00%, 4/1/25	2,156	2,277,275

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	3,355	3,464,037

Security	Principal Amount* (000’s omitted)	Value

Gaming (continued)

GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	840	$859,102

GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26	3,550	3,912,632

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26	1,015	1,083,513

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	2,890	3,193,450

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27(1)	1,082	1,224,013

MGM Resorts International, 5.75%, 6/15/25	3,105	3,462,075

MGM Resorts International, 6.625%, 12/15/21	1,275	1,384,969

MGM Resorts International, 7.75%, 3/15/22	2,585	2,901,662

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)	3,693	3,993,056

Studio City Co., Ltd., 7.25%, 11/30/21(1)	1,895	1,947,492

VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	4,724	5,167,146

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	2,871	2,996,606

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	2,135	2,235,078

		$43,877,680

Healthcare — 11.7%

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	5,152	$5,808,880

Bausch Health Americas, Inc., 9.25%, 4/1/26(1)	1,420	1,609,953

Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	760	827,213

Bausch Health Cos., Inc., 5.875%, 5/15/23(1)	882	898,097

Bausch Health Cos., Inc., 6.50%, 3/15/22(1)	2,855	2,944,790

Bausch Health Cos., Inc., 7.00%, 3/15/24(1)	2,626	2,753,821

Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	1,015	1,120,306

Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	3,615	4,084,227

Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(1)	2,340	2,427,750

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	689	721,728

Centene Corp., 4.75%, 1/15/25	5,365	5,563,559

Centene Corp., 5.375%, 6/1/26(1)	5,880	6,238,680

Centene Corp., 6.125%, 2/15/24	3,740	3,893,116

Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	853	871,212

Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)	1,175	1,254,312

Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(1)(6)	1,250	1,264,062

Eagle Holding Co. II, LLC, 7.75%, (7.75% Cash or 8.50% PIK), 5/15/22(1)(6)	4,220	4,293,850

Encompass Health Corp., 4.50%, 2/1/28	900	922,500

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Healthcare (continued)

Encompass Health Corp., 4.75%, 2/1/30		1,070	$1,106,112

HCA, Inc., 5.00%, 3/15/24		1,435	1,566,896

HCA, Inc., 5.25%, 6/15/26		2,196	2,460,633

HCA, Inc., 5.375%, 9/1/26		3,410	3,725,425

HCA, Inc., 5.625%, 9/1/28		4,205	4,735,881

HCA, Inc., 5.875%, 2/15/26		12,010	13,541,275

HCA, Inc., 5.875%, 2/1/29		2,038	2,313,130

HCA, Inc., 7.50%, 2/15/22		1,530	1,701,360

Hill-Rom Holdings, Inc., 4.375%, 9/15/27(1)		540	557,550

Hologic, Inc., 4.375%, 10/15/25(1)		1,405	1,446,490

IQVIA, Inc., 5.00%, 5/15/27(1)		1,076	1,143,250

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(1)		3,998	4,147,925

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)		5,380	5,655,456

MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(1)		13,388	12,551,250

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		4,068	4,474,800

Team Health Holdings, Inc., 6.375%, 2/1/25(1)		1,394	906,100

Teleflex, Inc., 4.625%, 11/15/27		2,310	2,428,387

Teleflex, Inc., 5.25%, 6/15/24		845	868,238

Tenet Healthcare Corp., 4.625%, 9/1/24(1)		476	488,781

Tenet Healthcare Corp., 5.125%, 11/1/27(1)		2,855	2,979,849

Vizient, Inc., 6.25%, 5/15/27(1)		687	742,599

WellCare Health Plans, Inc., 5.25%, 4/1/25		5,905	6,202,095

WellCare Health Plans, Inc., 5.375%, 8/15/26(1)		3,622	3,861,957

			$127,103,495

Homebuilders & Real Estate — 2.1%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(1)		2,962	$3,098,992

ESH Hospitality, Inc., 4.625%, 10/1/27(1)		2,194	2,205,189

ESH Hospitality, Inc., 5.25%, 5/1/25(1)		5,260	5,437,525

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)		1,749	1,657,475

RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23		1,447	1,483,175

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)		1,950	2,162,063

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(1)		1,493	1,674,698

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		320	345,600

Vivion Investments S.a.r.l., 3.50%, 11/1/25(2)(3)	EUR	1,500	1,688,909

Vivion Investments S.a.r.l., 3.00%, 8/8/24(3)	EUR	2,600	2,895,430

			$22,649,056

Security	Principal Amount* (000’s omitted)	Value

Hotels — 0.3%

Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	3,180	$3,243,600

		$3,243,600

Insurance — 0.9%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	3,790	$3,951,492

Hub International, Ltd., 7.00%, 5/1/26(1)	3,491	3,604,457

USI, Inc., 6.875%, 5/1/25(1)	1,774	1,809,480

		$9,365,429

Leisure — 1.3%

Merlin Entertainments PLC, 5.75%, 6/15/26(1)	2,229	$2,382,244

NCL Corp., Ltd., 4.75%, 12/15/21(1)	2,293	2,330,261

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)	1,470	1,470,441

Viking Cruises, Ltd., 5.875%, 9/15/27(1)	6,132	6,530,580

Viking Cruises, Ltd., 6.25%, 5/15/25(1)	1,820	1,906,450

		$14,619,976

Metals & Mining — 2.4%

Alcoa Nederland Holding B.V., 6.125%, 5/15/28(1)	1,742	$1,872,650

Alcoa Nederland Holding B.V., 6.75%, 9/30/24(1)	1,605	1,695,281

Constellium SE, 5.875%, 2/15/26(1)	2,004	2,094,180

Eldorado Gold Corp., 9.50%, 6/1/24(1)	992	1,076,320

First Quantum Minerals, Ltd., 6.875%, 3/1/26(1)	1,968	1,936,020

First Quantum Minerals, Ltd., 7.25%, 4/1/23(1)	3,836	3,867,167

First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)	1,965	1,977,281

Freeport-McMoRan, Inc., 4.55%, 11/14/24	1,685	1,756,613

Freeport-McMoRan, Inc., 5.45%, 3/15/43	2,526	2,361,810

Hecla Mining Co., 6.875%, 5/1/21	1,273	1,260,270

New Gold, Inc., 6.375%, 5/15/25(1)	1,505	1,437,426

Novelis Corp., 5.875%, 9/30/26(1)	2,118	2,229,407

Novelis Corp., 6.25%, 8/15/24(1)	2,390	2,509,500

		$26,073,925

Railroad — 0.7%

Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	7,710	$7,883,475

		$7,883,475

Restaurant — 0.7%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(1)	860	$884,725

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Restaurant (continued)

Golden Nugget, Inc., 6.75%, 10/15/24(1)	2,736	$2,825,193

Golden Nugget, Inc., 8.75%, 10/1/25(1)	1,039	1,096,145

Yum! Brands, Inc., 3.875%, 11/1/20	855	867,825

Yum! Brands, Inc., 4.75%, 1/15/30(1)	1,347	1,416,034

		$7,089,922

Services — 4.0%

Ashtead Capital, Inc., 4.00%, 5/1/28(1)(2)	1,041	$1,047,506

Ashtead Capital, Inc., 4.25%, 11/1/29(1)(2)	746	756,257

Booz Allen Hamilton, Inc., 5.125%, 5/1/25(1)	735	761,644

Cloud Crane, LLC, 10.125%, 8/1/24(1)	2,836	3,002,615

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	2,936	3,053,440

GW B-CR Security Corp., 9.50%, 11/1/27(1)	1,828	1,882,840

IAA, Inc., 5.50%, 6/15/27(1)	992	1,065,309

IHS Markit, Ltd., 5.00%, 11/1/22(1)	2,255	2,413,795

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	1,711	1,747,992

KAR Auction Services, Inc., 5.125%, 6/1/25(1)	2,937	3,080,179

Laureate Education, Inc., 8.25%, 5/1/25(1)	8,679	9,460,110

Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(1)	5,915	6,092,450

ServiceMaster Co., LLC (The), 7.45%, 8/15/27	5,185	5,839,606

TMS International Holding Corp., 7.25%, 8/15/25(1)	2,086	1,731,380

West Corp., 8.50%, 10/15/25(1)	2,702	2,053,520

		$43,988,643

Steel — 0.6%

Allegheny Ludlum, LLC, 6.95%, 12/15/25	1,821	$1,898,393

Allegheny Technologies, Inc., 5.95%, 1/15/21	970	1,003,950

Allegheny Technologies, Inc., 7.875%, 8/15/23	3,655	3,994,184

		$6,896,527

Super Retail — 1.0%

Party City Holdings, Inc., 6.625%, 8/1/26(1)	987	$957,390

PVH Corp., 7.75%, 11/15/23	3,385	3,929,020

Sonic Automotive, Inc., 6.125%, 3/15/27	4,675	4,862,000

William Carter Co. (The), 5.625%, 3/15/27(1)	1,510	1,615,700

		$11,364,110

Technology — 3.5%

CDK Global, Inc., 5.25%, 5/15/29(1)	984	$1,046,115

CommScope, Inc., 5.50%, 6/15/24(1)	2,500	2,378,125

CommScope, Inc., 8.25%, 3/1/27(1)	1,010	960,490

CommScope Technologies, LLC, 5.00%, 3/15/27(1)	2,788	2,293,130

Security		Principal Amount* (000’s omitted)	Value

Technology (continued)

CommScope Technologies, LLC, 6.00%, 6/15/25(1)		4,350	$3,916,087

Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)		4,005	4,251,307

EIG Investors Corp., 10.875%, 2/1/24		4,750	4,821,250

Entegris, Inc., 4.625%, 2/10/26(1)		1,137	1,176,258

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(1)		2,305	2,451,944

MTS Systems Corp., 5.75%, 8/15/27(1)		768	806,400

Riverbed Technology, Inc., 8.875%, 3/1/23(1)		6,614	3,075,510

Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(1)		8,995	9,669,625

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		961	1,027,069

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(1)		562	554,975

			$38,428,285

Telecommunications — 8.5%

Altice Finco SA, 4.75%, 1/15/28(3)	EUR	3,160	$3,437,782

Altice Finco SA, 8.125%, 1/15/24(1)		1,339	1,384,191

Altice France SA, 3.375%, 1/15/28(3)	EUR	3,867	4,330,271

Altice France SA, 5.50%, 1/15/28(1)		2,740	2,798,225

Altice France SA, 7.375%, 5/1/26(1)		3,020	3,241,502

Altice France SA, 8.125%, 2/1/27(1)		3,829	4,254,976

Altice Luxembourg SA, 7.625%, 2/15/25(1)		1,145	1,185,075

Altice Luxembourg SA, 10.50%, 5/15/27(1)		2,160	2,448,900

CenturyLink, Inc., 6.75%, 12/1/23		1,804	2,013,715

CenturyLink, Inc., 7.50%, 4/1/24		359	408,363

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		4,261	4,420,787

Digicel, Ltd., 6.00%, 4/15/21(1)		4,250	3,187,542

Equinix, Inc., 5.875%, 1/15/26		1,890	2,012,283

Frontier California, Inc., 6.75%, 5/15/27		895	846,894

Hughes Satellite Systems Corp., 5.25%, 8/1/26		2,793	3,002,475

Intelsat Jackson Holdings SA, 5.50%, 8/1/23		785	737,900

Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)		2,586	2,611,058

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)		1,337	1,372,096

Level 3 Financing, Inc., 5.25%, 3/15/26		2,180	2,280,825

Level 3 Financing, Inc., 5.375%, 1/15/24		2,215	2,262,069

Level 3 Parent, LLC, 5.75%, 12/1/22		750	753,750

Qualitytech, L.P./QTS Finance Corp., 4.75%, 11/15/25(1)		799	838,950

SBA Communications Corp., 4.00%, 10/1/22		2,295	2,352,719

SBA Communications Corp., 4.875%, 9/1/24		1,385	1,443,863

Sprint Capital Corp., 6.875%, 11/15/28		2,638	2,868,825

Sprint Corp., 7.125%, 6/15/24		2,270	2,468,625

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Sprint Corp., 7.25%, 9/15/21	2,545	$2,722,030

Sprint Corp., 7.625%, 2/15/25	3,285	3,617,606

Sprint Corp., 7.625%, 3/1/26	2,179	2,415,966

Sprint Corp., 7.875%, 9/15/23	7,636	8,447,325

T-Mobile USA, Inc., 4.75%, 2/1/28	1,095	1,157,963

T-Mobile USA, Inc., 6.375%, 3/1/25	1,225	1,274,257

T-Mobile USA, Inc., 6.50%, 1/15/26	6,587	7,065,216

Telecom Italia SpA, 5.303%, 5/30/24(1)	2,962	3,180,448

ViaSat, Inc., 5.625%, 4/15/27(1)	1,494	1,577,589

Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25	2,106	2,172,866

		$92,594,927

Transport Excluding Air & Rail — 0.4%

XPO Logistics, Inc., 6.125%, 9/1/23(1)	1,310	$1,352,575

XPO Logistics, Inc., 6.50%, 6/15/22(1)	3,203	3,271,064

		$4,623,639

Utility — 3.5%

AES Corp. (The), 4.00%, 3/15/21	1,293	$1,317,244

AES Corp. (The), 5.125%, 9/1/27	968	1,043,001

AES Corp. (The), 5.50%, 4/15/25	263	273,770

AES Corp. (The), 6.00%, 5/15/26	5,810	6,225,705

Calpine Corp., 5.25%, 6/1/26(1)	2,210	2,306,687

Calpine Corp., 5.75%, 1/15/25	3,006	3,092,422

Drax Finco PLC, 6.625%, 11/1/25(1)	1,493	1,588,179

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	1,485	1,549,969

NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)	1,602	1,640,048

NRG Energy, Inc., 5.25%, 6/15/29(1)	1,247	1,342,084

NRG Energy, Inc., 7.25%, 5/15/26	5,095	5,598,284

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	1,410	1,459,350

TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	2,125	2,251,862

Vistra Energy Corp., 8.125%, 1/30/26(1)	3,735	4,015,125

Vistra Operations Co., LLC, 5.00%, 7/31/27(1)	4,112	4,266,200

		$37,969,930

Total Corporate Bonds & Notes (identified cost $928,017,679)		$945,038,496

Senior Floating-Rate Loans — 6.8%(8)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace — 0.1%

TransDigm, Inc., Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 5/30/25	$1,575	$1,566,160

		$1,566,160

Automotive & Auto Parts — 0.2%

Navistar International Corp., Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$1,731	$1,712,535

		$1,712,535

Broadcasting — 0.2%

iHeartCommunications, Inc., Term Loan, Maturing 5/1/26(9)	$2,833	$1,865,060

iHeartCommunications, Inc., Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing 5/1/26	294	294,986

		$2,160,046

Building Materials — 0.1%

Hillman Group, Inc. (The), Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25	$1,202	$1,139,315

		$1,139,315

Cable & Satellite TV — 0.2%

CSC Holdings, LLC, Term Loan, 4.33%, (2 mo. USD LIBOR + 2.50%), Maturing 4/15/27	$1,604	$1,603,970

		$1,603,970

Capital Goods — 0.1%

Cortes NP Acquisition Corporation, Term Loan, 5.93%, (3 mo. USD LIBOR + 4.00%), Maturing 11/30/23	$1,336	$1,265,893

		$1,265,893

Food, Beverage & Tobacco — 0.3%

HLF Financing S.a.r.l., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$3,732	$3,748,297

		$3,748,297

Gaming — 0.5%

Lago Resort & Casino, LLC, Term Loan, 11.60%, (3 mo. USD LIBOR + 9.50%), Maturing 3/7/22	$954	$944,889

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Gaming (continued)

Peninsula Pacific Entertainment, LLC, Term Loan, 9.35%, (3 mo. USD LIBOR + 7.25%), Maturing 11/13/24	$2,057	$2,057,000

Stars Group Holdings B.V. (The), Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing 7/10/25	2,104	2,114,573

		$5,116,462

Healthcare — 0.5%

Envision Healthcare Corporation, Term Loan, Maturing 10/10/25(9)	$1,799	$1,461,449

National Mentor Holdings, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	3,427	3,436,572

		$4,898,021

Insurance — 0.3%

Sedgwick Claims Management Services, Inc., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 12/31/25	$3,400	$3,305,736

		$3,305,736

Metals & Mining — 0.5%

GrafTech Finance, Inc., Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing 2/12/25	$5,954	$5,723,082

		$5,723,082

Services — 1.6%

AlixPartners, LLP, Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 4/4/24	$2,367	$2,368,697

Asurion, LLC, Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	15,010	15,110,072

		$17,478,769

Steel — 0.2%

Big River Steel, LLC, Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$2,656	$2,646,669

		$2,646,669

Technology — 1.6%

Applied Systems, Inc., Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing 9/19/24	$2,791	$2,781,632

EIG Investors Corp., Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	3,450	3,277,191

Infor (US), Inc., Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing 2/1/22	5,456	5,466,451

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Technology (continued)

SS&C Technologies, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	$2,673	$2,681,946

SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	709	710,598

Veritas Bermuda, Ltd., Term Loan, 6.34%, (USD LIBOR + 4.50%), Maturing 1/27/23(10)	2,314	2,153,102

		$17,070,920

Telecommunications — 0.3%

CenturyLink, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 1/31/25	$1,997	$1,982,687

Intelsat Jackson Holdings SA, Term Loan, 6.63%, Maturing 1/2/24(11)	1,640	1,682,640

		$3,665,327

Utility — 0.1%

TEX Operations Co., LLC, Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing 8/4/23	$731	$734,043

Vistra Operations Company, LLC, Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing 12/31/25	484	486,709

		$1,220,752

Total Senior Floating-Rate Loans (identified cost $75,088,699)		$74,321,954

Common Stocks — 1.3%
Security	Shares	Value

Broadcasting — 0.0%(12)

iHeartMedia, Inc., Class A(13)(14)	3,899	$55,912

		$55,912

Consumer Products — 0.0%(12)

HF Holdings, Inc.(13)(15)(16)	13,600	$80,934

		$80,934

Diversified Media — 0.2%

Clear Channel Outdoor Holdings, Inc.(13)(14)	810,396	$1,888,223

		$1,888,223

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Energy — 0.1%

Ascent CNR Corp., Class A(13)(15)(16)	6,273,462	$1,643,647

Nine Point Energy Holdings, Inc.(13)(15)(16)	31,737	317

		$1,643,964

Gaming — 0.2%

Caesars Entertainment Corp.(13)	153,567	$1,885,803

New Cotai Participation Corp., Class B(13)(15)(16)	7	0

		$1,885,803

Healthcare — 0.6%

Acadia Healthcare Co., Inc.(13)	60,000	$1,799,400

Bausch Health Cos., Inc.(13)	90,000	2,235,600

Centene Corp.(13)	40,000	2,123,200

Surgery Partners, Inc.(13)	120,000	954,000

		$7,112,200

Metals & Mining — 0.2%

Constellium SE, Class A(13)	130,000	$1,732,900

		$1,732,900

Total Common Stocks (identified cost $17,430,133)		$14,399,936

Convertible Preferred Stocks — 0.0%(12)
Security	Shares	Value

Energy — 0.0%(12)

Nine Point Energy Holdings, Inc., Series A, 12.00%(6)(13)(15)(16)	591	$341,463

Total Convertible Preferred Stocks (identified cost $591,000)		$341,463

Miscellaneous — 0.9%
Security	Shares	Value

Cable & Satellite TV — 0.0%

ACC Claims Holdings, LLC(13)(15)	8,415,190	$0

		$0

Security	Principal Amount/ Shares	Value

Gaming — 0.9%

PGP Investors, LLC, Membership Interests(13)(15)(16)	30,326	$9,270,709

		$9,270,709

Technology — 0.0%(12)

Avaya, Inc., Escrow Certificates(13)(15)	$695,000	$0

		$0

Total Miscellaneous (identified cost $2,678,042)		$9,270,709

Warrants — 0.0%(12)
Security	Shares	Value

Broadcasting — 0.0%(12)

iHeartMedia, Inc., Exp. 5/1/39(13)(14)	11,153	$154,748

		$154,748

Total Warrants (identified cost $203,542)		$154,748

Short-Term Investments — 3.3%

Repurchase Agreements — 0.2%
Description	Principal Amount (000’s omitted)	Value

Morgan Stanley:

Dated 10/28/19, an interest rate of 1.45% and repurchase proceeds of $2,080,503, collateralized by $2,000,000 Mednax, Inc. 6.25%, due 1/15/27 and a market value, including accrued interest, of $2,020,606(17)	$2,000	$2,080,000

Total Repurchase Agreements (identified cost $2,080,000)		$2,080,000

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Other — 3.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(18)	33,802,709	$33,802,709

Total Other (identified cost $33,799,088)		$33,802,709

Total Short-Term Investments (identified cost $35,879,088)		$35,882,709

Total Investments — 99.1% (identified cost $1,059,888,183)		$1,079,410,015

Securities Sold Short — (0.2)%

Corporate Bonds & Notes — (0.2)%
Security	Principal Amount (000’s omitted)	Value

MEDNAX, Inc., 6.25%, 1/15/27(1)	$(2,000)	$(1,983,800)

Total Securities Sold Short (proceeds $1,995,000)		$(1,983,800)

Other Assets, Less Liabilities — 1.1%		$11,573,004

Net Assets — 100.0%		$1,088,999,219

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $614,946,628 or 56.5% of the Portfolio’s net assets.

(2)	When-issued security.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $20,904,771 or 1.9% of the Portfolio’s net assets.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)	Security converts to variable rate after the indicated fixed-rate coupon period.

(6)	Represents a payment-in-kind security which may pay interest/dividends in additional principal at the issuer’s discretion.

(7)	Issuer is in default with respect to interest and/or principal payments.
(8)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(9)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(10)

The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(11)	Fixed-rate loan.

(12)	Amount is less than 0.05%.

(13)	Non-income producing security.

(14)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(15)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(16)	Restricted security (see Note 5).

(17)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	14,915,123	EUR	13,336,722	Bank of America, N.A.	1/31/20	$—	$(50,440)

USD	1,653,686	EUR	1,480,185	State Street Bank and Trust Company	1/31/20	—	(7,276)

USD	12,150,764	EUR	10,865,000	State Street Bank and Trust Company	1/31/20	—	(41,200)

						$—	$(98,916)

Abbreviations:

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

USD	–	United States Dollar

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $1,026,089,095)	$1,045,607,306

Affiliated investment, at value (identified cost, $33,799,088)	33,802,709

Cash	276,351

Interest receivable	16,126,689

Dividends receivable from affiliated investment	55,332

Receivable for investments sold	8,750,124

Total assets	$1,104,618,511

Liabilities

Payable for investments purchased	$5,343,173

Payable for securities sold short, at value (proceeds, $1,995,000)	1,983,800

Payable for when-issued securities	7,413,045

Payable for open forward foreign currency exchange contracts	98,916

Due to custodian — foreign currency, at value (identified cost, $141)	141

Payable to affiliates:

Investment adviser fee	423,797

Trustees’ fees	4,902

Interest payable for securities sold short	37,499

Accrued expenses	314,019

Total liabilities	$15,619,292

Net Assets applicable to investors’ interest in Portfolio	$1,088,999,219

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income	$71,661,741

Dividends from affiliated investment	723,787

Dividends	17,326

Total investment income	$72,402,854

Expenses

Investment adviser fee	$5,432,898

Trustees’ fees and expenses	61,557

Custodian fee	330,092

Legal and accounting services	101,193

Miscellaneous	38,215

Total expenses	$5,963,955

Net investment income	$66,438,899

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(18,579,223)

Investment transactions — affiliated investment	(854)

Foreign currency transactions	(4,971)

Forward foreign currency exchange contracts	1,364,664

Net realized loss	$(17,220,384)

Change in unrealized appreciation (depreciation) —

Investments	$34,774,692

Investments — affiliated investment	5,446

Securities sold short	11,200

Foreign currency	15,258

Forward foreign currency exchange contracts	(283,727)

Net change in unrealized appreciation (depreciation)	$34,522,869

Net realized and unrealized gain	$17,302,485

Net increase in net assets from operations	$83,741,384

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$66,438,899	$89,265,357

Net realized gain (loss)	(17,220,384)	6,330,923

Net change in unrealized appreciation (depreciation)	34,522,869	(85,828,286)

Net increase in net assets from operations	$83,741,384	$9,767,994

Capital transactions —

Contributions	$55,460,769	$81,525,050

Withdrawals	(423,305,095)	(483,089,422)

Net decrease in net assets from capital transactions	$(367,844,326)	$(401,564,372)

Net decrease in net assets	$(284,102,942)	$(391,796,378)

Net Assets

At beginning of year	$1,373,102,161	$1,764,898,539

At end of year	$1,088,999,219	$1,373,102,161

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.50%	0.48%	0.48%	0.48%	0.52%

Net investment income	5.61%	5.61%	5.61%	5.61%	5.58%

Portfolio Turnover	32%	39%	42%	39%	38%

Total Return	7.74%	0.59%	8.13%	7.74%	0.82%

Net assets, end of year (000’s omitted)	$1,088,999	$1,373,102	$1,764,899	$1,876,636	$1,288,137

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance High Income Opportunities Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 80.5% and 19.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

34

High Income Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

35

High Income Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

J  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

K  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion, 0.225% from $1.5 billion up to $2 billion and at reduced rates on daily net assets of $2 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion, 2.25% when daily net assets are $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $5,432,898 or 0.46% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, securities sold short and principal repayments on Senior Loans, aggregated $362,813,822 and $667,338,692, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,055,468,738

Gross unrealized appreciation	$50,885,174

Gross unrealized depreciation	(28,927,615)

Net unrealized appreciation	$21,957,559

36

High Income Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

5  Restricted Securities

At October 31, 2019, the Portfolio owned the following securities (representing 1.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$1,643,647

HF Holdings, Inc.	10/27/09	13,600	730,450	80,934

New Cotai Participation Corp., Class B	4/12/13	7	216,125	0

Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	31,737	1,460,742	317

Total Common Stocks			$2,407,317	$1,724,898

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	591	$591,000	$341,463

Total Convertible Preferred Stocks			$591,000	$341,463

Miscellaneous

PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15, 4/23/18	30,326	$2,678,153	$9,270,709

Total Miscellaneous			$2,678,153	$9,270,709

Total Restricted Securities			$5,676,470	$11,337,070

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $98,916. At October 31, 2019, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on

37

High Income Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$—	$(98,916	)(1)

Total Derivatives subject to master netting or similar agreements	$—	$(98,916)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Bank of America, N.A.	$(50,440)	$—	$—	$—	$(50,440)

State Street Bank and Trust Company	(48,476)	—	—	—	(48,476)

	$(98,916)	$—	$—	$—	$(98,916)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to over collateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$1,364,664	$(283,727)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately $33,708,000.

38

High Income Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $33,802,709, which represents 3.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$18,251,742	$363,305,046	$(347,758,671)	$(854)	$5,446	$33,802,709	$723,787	33,802,709

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

39

High Income Opportunities Portfolio

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$945,038,496	$—	$945,038,496

Senior Floating-Rate Loans	—	74,321,954	—	74,321,954

Common Stocks	12,675,038	—	1,724,898	14,399,936

Convertible Preferred Stocks	—	—	341,463	341,463

Miscellaneous	—	—	9,270,709	9,270,709

Warrants	—	154,748	—	154,748

Short-Term Investments —

Repurchase Agreements	—	2,080,000	—	2,080,000

Other	—	33,802,709	—	33,802,709

Total Investments	$12,675,038	$1,055,397,907	$11,337,070	$1,079,410,015

Liability Description

Securities Sold Short	$—	$(1,983,800)	$—	$(1,983,800)

Forward Foreign Currency Exchange Contracts	—	(98,916)	—	(98,916)

Total	$—	$(2,082,716)	$—	$(2,082,716)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

40

High Income Opportunities Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

41

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

42

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

43

Eaton Vance

High Income Opportunities Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446    10.31.19

Eaton Vance

Multi-Asset Credit Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Multi-Asset Credit Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	35

Federal Tax Information	36

Management and Organization	37

Important Notices	40

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising-rate environment at the beginning of the period gave way to a falling-rate environment that began in December 2018 and accelerated as the period wore on.

As the fiscal year began in November 2018, the market was still in a rising-rate environment. The U.S. Federal Reserve Board (the Fed) announced its last of four 2018 rate hikes in December. But as 2018 came to a close, investors became increasingly concerned about a trade war with China, a looming government shutdown, and dovish comments by the Fed that led investors to fear weakness in the U.S. economy. The result was a “flight to quality” by bond investors, pushing longer-term bond prices up and rates down in the final month of 2018.

Downward pressure on rates and upward pressure on prices continued through the rest of the period — propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and the on-again, off-again U.S.-China trade war. This combination of factors fueled concerns about U.S. and global growth and led the Fed to announce its first rate cut in 11 years on July 31, 2019, and two additional rate cuts through the end of the period.

In that environment, the loan market experienced considerable volatility and net outflows from loan mutual funds. Decreased demand weighed on loan prices, as the floating coupons of loans made them appear less attractive in a falling interest rate environment than fixed-income securities. The S&P/LSTA Leveraged Loan Index,2 a broad measure of the loan market, returned 2.67% during the period, compared with the 11.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market.

High yield bonds outperformed loans during the period, but underperformed the broader bond market with the ICE BofAML Developed Markets High Yield ex-Subordinated Financial Index — Hedged USD, a broad measure of the asset class, returning 8.38% during the period. Investors’ search for yield in a low-yield environment was a positive factor for high yield performance, and demand remained strong through the end of the period.

Elsewhere in fixed income, emerging market (EM) debt rallied back from a turbulent period late in the previous fiscal year, with the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified returning 14.35% during the period. Drivers of the EM debt rally included investors’ search for yield, a relatively stable U.S. dollar, a rebound in EM economic growth, and optimism that U.S.-China trade tensions were easing.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Multi-Asset Credit Fund (the Fund) returned 6.22% for Class A shares at net asset value (NAV), outperforming the 2.67% return of the S&P/LSTA Leveraged Loan Index (the Primary Index), and the 5.50% return of its Blended Index consisting of 50% Primary Index and 50% ICE BofAML Developed Markets High Yield ex-Subordinated Financial Index — Hedged USD (the Blended Index).

The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index. The Fund seeks total return by investing across multiple areas of the credit markets.

Security selection in the Fund’s high yield corporate bond allocation was the largest contributor to performance versus the Blended Index. Security selection in the energy sector, one of the largest sectors in the high yield market, was particularly strong, because the Fund was positioned more conservatively than the Blended Index during a volatile period for oil and gas securities. The Blended Index includes high yield bonds denominated in euros, U.K. sterling and U.S. dollars, and the Fund’s overweight to euro and sterling issues, hedged back to U.S. dollars, contributed to relative results as well. However, the Fund’s underweight exposure to high yield bonds — compared with the 50% allocation in the Blended Index — hurt relative performance as high yield bonds outperformed senior loans during the period.

Conservative positioning helped the Fund’s senior loan allocation outperform the broad loan market, as represented by the Primary Index. The Fund held an underweight position to lower quality6 CCC-rated loans — which delivered negative performance during the period — and an overweight position to better-performing higher credit quality loans. The Fund’s underweight exposure to senior loans — compared with the 50% allocation in the Blended Index — aided relative returns versus the Blended Index because loans underperformed high yield bonds during the period.

Securitized debt — including CMBS (commercial mortgage-backed securities), MBS (mortgage-backed securities), and CLO (collateralized loan obligations) — was the Fund’s largest out-of-index allocation (relative to the Blended Index) during the period. The Fund’s CMBS holdings, which had relatively long duration,7 benefited from falling interest rates during the period and helped performance versus the Blended Index. In contrast, the Fund’s MBS holdings, which were generally investment-grade, underperformed the lower quality Blended Index and detracted from relative performance. The Fund’s CLO assets underperformed the Blended Index and detracted from relative performance as well.

The Fund’s allocation to emerging market sovereign bonds, which are not included in the Blended Index contributed to performance versus the Blended Index. Management took advantage of a turbulent period near the end of the previous fiscal year to buy selected country holdings at attractive prices, and that strategy helped as those issues rallied during the period. The Fund’s small position in investment-grade corporate bonds also aided relative performance, as those issues benefited from falling interest rates and rising bond prices during the period

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Performance2,3

Portfolio Managers Justin H. Bourgette, CFA, John Redding and Kelley G. Baccei of Eaton Vance Management; Jeffrey D. Mueller of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2011	10/31/2011	6.22%	4.57%	4.09%
Class A with 4.75% Maximum Sales Charge	—	—	1.16	3.56	3.46
Class C at NAV	10/31/2011	10/31/2011	5.43	3.89	3.37
Class C with 1% Maximum Sales Charge	—	—	4.43	3.89	3.37
Class I at NAV	10/31/2011	10/31/2011	6.48	4.95	4.42
Class R6 at NAV	09/03/2019	10/31/2011	6.51	4.96	4.42
S&P/LSTA Leveraged Loan Index	—	—	2.67%	3.83%	4.54%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	11.51	3.24	3.05
MSCI ACWI Index	—	—	12.59	7.08	9.25
Blended Index	—	—	5.50	4.63	5.75

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		2.12%	2.87%	1.87%	1.87%
Net		1.00	1.75	0.75	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$13,041	N.A.
Class I	$250,000	10/31/2011	$353,425	N.A.
Class R6	$1,000,000	10/31/2011	$1,414,100	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Fund Profile

Asset Allocation (% of total investments)5

Credit Quality (% total investments, excluding common stocks and short-term investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI ACWI Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofAML Developed Markets High Yield ex-Subordinated Financial Index — Hedged USD is an unmanaged index of global developed market below investment grade corporate bonds, USD hedged. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofAML Developed Markets High Yield ex-Subordinated Financial Index — Hedged USD, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective September 15, 2018, the Fund changed its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. The Fund also changed its primary benchmark to the S&P/LSTA Leveraged Loan Index to reflect the Fund’s revised investment strategy. Prior to September 15, 2018, the Fund was a “fund-of-funds” and invested primarily among other investment companies managed by Eaton Vance and its affiliates that invested in various asset classes.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019) for Class A, Class C and Class I and (September 3, 2019 – October 31, 2019) for Class R6. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,025.20	$5.10	***	1.00%
Class C	$1,000.00	$1,021.70	$8.92	***	1.75%
Class I	$1,000.00	$1,026.40	$3.83	***	0.75%
Class R6	$1,000.00	$1,004.40	$1.21	***	0.75%

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.09	***	1.00%
Class C	$1,000.00	$1,016.40	$8.89	***	1.75%
Class I	$1,000.00	$1,021.40	$3.82	***	0.75%
Class R6	$1,000.00	$1,021.40	$3.82	***	0.75%

*

Class R6 had not commenced operations on May 1, 2019. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 59/365 for Class R6 (to reflect the period from the commencement of operations on September 3, 2019 to October 31, 2019). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019 (September 3, 2019 for Class R6).

**

Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019 (September 3, 2019 for Class R6).

***	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments

Corporate Bonds & Notes — 41.1%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.1%

Bombardier, Inc., 6.00%, 10/15/22(1)	421	$412,580

Bombardier, Inc., 6.125%, 1/15/23(1)	29	28,420

Bombardier, Inc., 7.875%, 4/15/27(1)	22	20,845

TransDigm, Inc., 5.50%, 11/15/27(1)(2)	95	94,923

TransDigm, Inc., 7.50%, 3/15/27	241	260,883

		$817,651

Air Transport — 0.4%

Azul Investments LLP, 5.875%, 10/26/24(3)	250	$258,440

		$258,440

Automotive — 0.8%

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, 5/15/26(1)	45	$47,686

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 8.50%, 5/15/27(1)	510	513,825

		$561,511

Banks and Thrifts — 0.4%

Banco Mercantil del Norte SA, 5.75% to 10/4/26, 10/4/31(3)(4)	300	$304,128

		$304,128

Building and Development — 3.0%

AT Securities B.V., 5.25% to 7/21/23(3)(4)(5)	500	$507,485

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(1)	100	104,625

Core & Main Holdings, L.P., 8.625%, (8.625% Cash or 9.375% PIK), 9/15/24(1)(6)	398	397,503

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)	69	65,389

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)	86	89,870

Griffon Corp., 5.25%, 3/1/22	190	191,900

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	350	323,750

Masonite International Corp., 5.375%, 2/1/28(1)	17	18,041

MDC Holdings, Inc., 6.00%, 1/15/43	175	183,094

Standard Industries, Inc., 5.00%, 2/15/27(1)	151	157,984

Standard Industries, Inc., 6.00%, 10/15/25(1)	128	135,040

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	33	36,589

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(1)	24	26,921

		$2,238,191

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 0.7%

EIG Investors Corp., 10.875%, 2/1/24		250	$253,750

Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)		21	22,131

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		232	261,290

			$537,171

Cable and Satellite Television — 2.8%

Altice France SA, 3.375%, 1/15/28(3)	EUR	500	$559,901

Altice France SA, 8.125%, 2/1/27(1)		380	422,275

Cablevision Systems Corp., 5.875%, 9/15/22		262	283,287

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(1)		73	74,551

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(1)		18	19,260

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(1)		200	209,000

CSC Holdings, LLC, 5.75%, 1/15/30(1)		250	263,438

DISH DBS Corp., 5.875%, 7/15/22		90	94,460

DISH DBS Corp., 7.75%, 7/1/26		72	72,817

TEGNA, Inc., 5.00%, 9/15/29(1)		31	31,465

			$2,030,454

Chemicals and Plastics — 0.0%(7)

GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)		11	$11,330

			$11,330

Clothing / Textiles — 0.2%

PrestigeBidCo GmbH, 6.25%, 12/15/23(3)	EUR	100	$115,900

			$115,900

Commercial Services — 0.7%

GW B-CR Security Corp., 9.50%, 11/1/27(1)		49	$50,470

Verisure Holding AB, 3.50%, 5/15/23(3)	EUR	300	346,076

Verisure Midholding AB, 5.75%, 12/1/23(3)	EUR	100	115,280

			$511,826

Conglomerates — 0.3%

Spectrum Brands, Inc., 5.00%, 10/1/29(1)		120	$123,000

Spectrum Brands, Inc., 5.75%, 7/15/25		70	73,325

			$196,325

7	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Consumer Products — 0.0%(7)

Central Garden & Pet Co., 5.125%, 2/1/28		5	$5,162

			$5,162

Containers and Glass Products — 0.3%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, 5/15/24(3)	EUR	100	$117,457

Smurfit Kappa Acquisitions ULC, 2.875%, 1/15/26(3)	EUR	100	122,082

			$239,539

Distribution & Wholesale — 0.5%

IAA, Inc., 5.50%, 6/15/27(1)		90	$96,651

Parts Europe SA, 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(3)(8)	EUR	103	114,914

Parts Europe SA, 5.50%, (3 mo. EURIBOR + 5.50%), 5/1/22(3)(8)	EUR	100	111,530

Performance Food Group, Inc., 5.50%, 10/15/27(1)		30	31,875

			$354,970

Diversified Financial Services — 1.4%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(3)		260	$270,400

Vivion Investments S.a.r.l., 3.00%, 8/8/24(3)	EUR	600	668,176

Vivion Investments S.a.r.l., 3.50%, 11/1/25(2)(3)	EUR	100	112,594

			$1,051,170

Drugs — 0.6%

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)		33	$37,208

Bausch Health Cos., Inc., 5.50%, 3/1/23(1)		21	21,263

Bausch Health Cos., Inc., 5.75%, 8/15/27(1)		8	8,708

Bausch Health Cos., Inc., 5.875%, 5/15/23(1)		13	13,237

Bausch Health Cos., Inc., 6.125%, 4/15/25(1)		100	104,062

Bausch Health Cos., Inc., 7.00%, 1/15/28(1)		62	67,037

Bausch Health Cos., Inc., 7.25%, 5/30/29(1)		12	13,245

Bausch Health Cos., Inc., 9.00%, 12/15/25(1)		131	148,004

			$412,764

Ecological Services and Equipment — 0.8%

GFL Environmental, Inc., 5.375%, 3/1/23(1)		70	$72,363

GFL Environmental, Inc., 7.00%, 6/1/26(1)		175	185,937

GFL Environmental, Inc., 8.50%, 5/1/27(1)		300	330,750

			$589,050

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities — 0.3%

Drax Finco PLC, 6.625%, 11/1/25(1)		200	$212,750

			$212,750

Electronics / Electrical — 1.4%

CommScope, Inc., 5.00%, 6/15/21(1)		39	$39,146

CommScope, Inc., 8.25%, 3/1/27(1)		93	88,441

Dell, Inc., 7.10%, 4/15/28		250	290,625

Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(3)	EUR	525	619,116

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		16	17,100

			$1,054,428

Entertainment — 1.8%

CPUK Finance, Ltd., 4.875%, 2/28/47(3)	GBP	250	$335,174

Entertainment One, Ltd., 4.625%, 7/15/26(3)	GBP	285	401,568

Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)		167	174,532

Merlin Entertainments PLC, 5.75%, 6/15/26(1)		250	267,188

Pinewood Finance Co., Ltd., 3.25%, 9/30/25(3)	GBP	100	132,760

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		36	36,011

			$1,347,233

Financial Intermediaries — 0.3%

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26		197	$209,313

			$209,313

Food Products — 0.9%

Dole Food Co., Inc., 7.25%, 6/15/25(1)		92	$88,090

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)		358	386,640

Post Holdings, Inc., 5.50%, 3/1/25(1)		136	142,984

Post Holdings, Inc., 5.50%, 12/15/29(1)		19	20,077

Post Holdings, Inc., 5.625%, 1/15/28(1)		34	36,507

			$674,298

Food Service — 0.1%

Yum! Brands, Inc., 4.75%, 1/15/30(1)		100	$105,125

			$105,125

Food / Drug Retailers — 0.5%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(1)		61	$65,651

8	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 7.50%, 3/15/26(1)		300	$334,875

			$400,526

Health Care — 1.9%

Centene Corp., 6.125%, 2/15/24		100	$104,094

Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)		21	21,448

Eagle Holding Co. II, LLC, 7.75%, (7.75% Cash or 8.50% PIK), 5/15/22(1)(6)		496	504,680

Encompass Health Corp., 4.50%, 2/1/28		32	32,800

Encompass Health Corp., 4.75%, 2/1/30		20	20,675

HCA, Inc., 5.375%, 2/1/25		70	77,088

HCA, Inc., 5.875%, 2/1/29		19	21,565

HCA, Inc., 7.69%, 6/15/25		200	242,000

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)		117	122,990

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		151	166,100

WellCare Health Plans, Inc., 5.25%, 4/1/25		51	53,566

WellCare Health Plans, Inc., 5.375%, 8/15/26(1)		9	9,596

			$1,376,602

Industrial Equipment — 0.0%(7)

Harsco Corp., 5.75%, 7/31/27(1)		7	$7,289

			$7,289

Insurance — 1.3%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		190	$198,096

Ardonagh Midco 3 PLC, 8.375%, 7/15/23(3)	GBP	100	121,705

Galaxy Finco, Ltd., 9.25%, 7/31/27(3)	GBP	300	377,918

Hub International, Ltd., 7.00%, 5/1/26(1)		250	258,125

			$955,844

Internet Software & Services — 0.5%

CDK Global, Inc., 5.25%, 5/15/29(1)		12	$12,758

Netflix, Inc., 4.875%, 4/15/28		50	51,789

Netflix, Inc., 4.875%, 6/15/30(1)		55	55,742

Netflix, Inc., 5.375%, 11/15/29(1)		211	222,869

Riverbed Technology, Inc., 8.875%, 3/1/23(1)		85	39,525

			$382,683

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.9%

AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	50	$45,812

Cedar Fair, L.P., 5.25%, 7/15/29(1)	21	22,628

Mattel, Inc., 6.75%, 12/31/25(1)	331	347,136

Viking Cruises, Ltd., 5.875%, 9/15/27(1)	220	234,300

		$649,876

Lodging and Casinos — 1.2%

ESH Hospitality, Inc., 4.625%, 10/1/27(1)	89	$89,454

ESH Hospitality, Inc., 5.25%, 5/1/25(1)	80	82,700

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	62	64,015

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27(1)	100	113,125

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)	143	154,619

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	215	224,406

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	167	174,828

		$903,147

Machinery — 0.3%

Granite Holdings US Acquisition Co., 11.00%, 10/1/27(1)	20	$18,650

nVent Finance S.a.r.l., 4.55%, 4/15/28	175	181,082

		$199,732

Manufacturing — 0.1%

Novelis Corp., 6.25%, 8/15/24(1)	50	$52,500

		$52,500

Media — 0.3%

Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	89	$94,091

Scripps Escrow, Inc., 5.875%, 7/15/27(1)	156	160,243

		$254,334

Metals / Mining — 0.1%

Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	100	$102,313

		$102,313

Nonferrous Metals / Minerals — 0.0%(7)

Eldorado Gold Corp., 9.50%, 6/1/24(1)	22	$23,870

		$23,870

9	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas — 4.5%

Aker BP ASA, 6.00%, 7/1/22(1)		300	$310,500

Antero Resources Corp., 5.625%, 6/1/23		50	35,313

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(1)		140	107,800

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 4/1/22(1)		127	120,815

Brazos Valley Longhorn, LLC/Brazos Valley Longhorn Finance Corp., 6.875%, 2/1/25		16	12,640

Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25		56	62,235

Cheniere Energy Partners, L.P., 4.50%, 10/1/29(1)		82	83,947

CITGO Holding, Inc., 9.25%, 8/1/24(1)		39	40,804

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)		86	84,389

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)		53	56,049

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)		167	136,522

Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.00%, 12/1/24(1)		100	89,280

Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.75%, 10/1/25(1)		50	44,875

Hilcorp Energy I, L.P./Hilcorp Finance Co., 6.25%, 11/1/28(1)		159	135,150

Jagged Peak Energy, LLC, 5.875%, 5/1/26		99	100,485

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)		50	34,000

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)		475	475,000

Neptune Energy Bondco PLC, 6.625%, 5/15/25(3)		250	250,000

Nine Energy Service, Inc., 8.75%, 11/1/23(1)		50	38,000

Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(1)		100	103,002

PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23		68	70,380

PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25		102	106,972

Precision Drilling Corp., 6.50%, 12/15/21		236	235,505

Seven Generations Energy, Ltd., 5.375%, 9/30/25(1)		65	63,619

SM Energy Co., 6.75%, 9/15/26		50	43,125

Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(1)		21	19,793

Tervita Escrow Corp., 7.625%, 12/1/21(1)		421	416,790

Transocean, Inc., 7.25%, 11/1/25(1)		50	44,375

			$3,321,365

Packaging & Containers — 0.6%

Trivium Packaging Finance B.V., 3.75%, 8/15/26(3)	EUR	350	$406,672

			$406,672

Security		Principal Amount* (000’s omitted)	Value

Pharmaceuticals — 0.7%

Diocle SpA, 3.875%, (3 mo. EURIBOR + 3.875%), 6/30/26(3)(8)	EUR	165	$185,934

Rossini S.a.r.l., 6.75%, 10/30/25(3)	EUR	250	309,363

			$495,297

Pipelines — 0.2%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(1)		57	$42,750

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(1)		33	33,330

EnLink Midstream, LLC, 5.375%, 6/1/29		21	18,690

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/23		58	58,490

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27(1)		11	11,798

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.875%, 1/15/29(1)		16	17,340

			$182,398

Publishing — 0.3%

Laureate Education, Inc., 8.25%, 5/1/25(1)		230	$250,700

			$250,700

Radio and Television — 0.9%

Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)		53	$55,302

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		81	84,746

Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/27(1)		80	82,600

iHeartCommunications, Inc., 6.375%, 5/1/26		1	1,040

iHeartCommunications, Inc., 8.375%, 5/1/27		175	188,286

Sirius XM Radio, Inc., 4.625%, 7/15/24(1)		44	46,090

Sirius XM Radio, Inc., 5.50%, 7/1/29(1)		200	216,625

			$674,689

Real Estate Investment Trusts (REITs) — 0.3%

Service Properties Trust, 4.75%, 10/1/26		231	$237,034

			$237,034

Retail — 0.2%

Evoca SpA, 4.25%, (3 mo. EURIBOR + 4.25%), 11/1/26(3)(8)	EUR	100	$112,333

			$112,333

10	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 0.1%

Party City Holdings, Inc., 6.625%, 8/1/26(1)		90	$87,300

			$87,300

Road & Rail — 0.3%

Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)		200	$204,500

			$204,500

Steel — 1.0%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		328	$341,940

Allegheny Technologies, Inc., 7.875%, 8/15/23		275	300,520

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		90	91,946

			$734,406

Surface Transport — 0.9%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(3)	GBP	200	$243,221

DAE Funding, LLC, 5.25%, 11/15/21(1)		181	188,919

Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(1)		100	110,065

XPO Logistics, Inc., 6.125%, 9/1/23(1)		30	30,975

XPO Logistics, Inc., 6.50%, 6/15/22(1)		75	76,594

			$649,774

Telecommunications — 4.2%

Altice Finco SA, 4.75%, 1/15/28(3)	EUR	350	$380,767

Altice Luxembourg SA, 8.00%, 5/15/27(3)	EUR	250	306,551

CommScope Technologies, LLC, 5.00%, 3/15/27(1)		85	69,912

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		221	229,287

Crystal Almond S.a.r.l., 4.25%, 10/15/24(3)	EUR	270	302,637

Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)		129	130,250

Matterhorn Telecom SA, 3.125%, 9/15/26(3)	EUR	330	370,257

Sprint Capital Corp., 6.875%, 11/15/28		57	61,988

Sprint Communications, Inc., 6.00%, 11/15/22		50	53,000

Sprint Corp., 7.625%, 2/15/25		75	82,594

Sprint Corp., 7.625%, 3/1/26		185	205,119

Sprint Corp., 7.875%, 9/15/23		175	193,594

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(3)	EUR	330	369,429

T-Mobile USA, Inc., 4.50%, 2/1/26		80	82,800

T-Mobile USA, Inc., 4.75%, 2/1/28		85	89,887

Telecom Italia SpA, 3.00%, 9/30/25(3)	EUR	135	162,111

			$3,090,183

Security		Principal Amount* (000’s omitted)	Value

Transportation — 0.4%

JSL Europe SA, 7.75%, 7/26/24(1)		300	$320,250

			$320,250

Utilities — 0.6%

Calpine Corp., 5.75%, 1/15/25		62	$63,782

NRG Energy, Inc., 4.45%, 6/15/29(1)		110	116,846

NRG Energy, Inc., 5.25%, 6/15/29(1)		15	16,144

Vistra Operations Co., LLC, 4.30%, 7/15/29(1)		160	166,451

Vistra Operations Co., LLC, 5.00%, 7/31/27(1)		50	51,875

			$415,098

Total Corporate Bonds & Notes (identified cost $29,879,992)			$30,329,444

Senior Floating-Rate Loans — 37.6%(9)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.8%

Dynasty Acquisition Co., Inc., Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing 4/6/26		65	$65,221

TransDigm, Inc., Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 6/9/23		498	496,018

			$561,239

Automotive — 0.3%

Bright Bidco B.V., Term Loan, 5.50%, (USD LIBOR + 3.50%), Maturing 6/30/24(10)		99	$50,315

Dayco Products, LLC, Term Loan, 6.37%, (3 mo. USD LIBOR + 4.25%), Maturing 5/19/23		99	87,382

Garrett LX III S.a.r.l., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing 9/27/25	EUR	75	83,090

			$220,787

Building and Development — 1.9%

Core & Main L.P., Term Loan, 4.81%, (USD LIBOR + 2.75%), Maturing 8/1/24(10)		399	$391,258

DTZ U.S. Borrower, LLC, Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 8/21/25		548	550,808

Quikrete Holdings, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 11/15/23		200	199,406

Werner FinCo L.P., Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing 7/24/24		198	190,050

11	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

WireCo WorldGroup, Inc., Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing 9/30/23		99	$96,013

			$1,427,535

Business Equipment and Services — 4.4%

AlixPartners, LLP, Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 4/4/24		499	$499,254

Allied Universal Holdco, LLC, Term Loan, 4.25%, Maturing 7/10/26(11)		18	17,919

Allied Universal Holdco, LLC, Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing 7/10/26		182	180,987

Change Healthcare Holdings, LLC, Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 3/1/24		497	495,280

IG Investment Holdings, LLC, Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing 5/23/25		99	97,516

Iron Mountain, Inc., Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing 1/2/26		575	568,531

Kronos Incorporated, Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), Maturing 11/1/23		599	597,842

KUEHG Corp., Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing 2/21/25		299	295,688

Pre-Paid Legal Services, Inc., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 5/1/25		194	192,980

Spin Holdco, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 3.25%), Maturing 11/14/22		298	290,306

			$3,236,303

Cable and Satellite Television — 1.3%

Telenet International Finance S.a.r.l., Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing 12/15/27	EUR	100	$112,140

Virgin Media Bristol, LLC, Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing 1/31/28		400	398,750

Ziggo Secured Finance Partnership, Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing 4/15/25		450	445,419

			$956,309

Chemicals and Plastics — 2.1%

Axalta Coating Systems US Holdings, Inc., Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing 6/1/24		148	$148,166

Ferro Corporation, Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing 2/14/24		100	99,465

Ferro Corporation, Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing 2/14/24		98	97,349

H.B. Fuller Company, Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing 10/20/24		236	236,002

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Kraton Polymers, LLC, Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 3/5/25		85	$84,404

Messer Industries GmbH, Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing 3/1/26	EUR	75	83,978

PQ Corporation, Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing 2/8/25		91	91,475

Starfruit Finco B.V., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing 10/1/25	EUR	75	83,602

Starfruit Finco B.V., Term Loan, Maturing 10/1/25(12)		200	195,687

Tronox Finance, LLC, Term Loan, 4.66%, (USD LIBOR + 2.75%), Maturing 9/23/24(10)		90	89,420

Univar, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 7/1/24		332	334,352

			$1,543,900

Containers and Glass Products — 0.5%

Reynolds Group Holdings, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 2/5/23		399	$399,523

			$399,523

Cosmetics / Toiletries — 0.3%

KIK Custom Products, Inc., Term Loan, 5.80%, (1 mo. USD LIBOR + 4.00%), Maturing 5/15/23		200	$189,000

			$189,000

Drugs — 1.2%

Bausch Health Companies, Inc., Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing 6/2/25		423	$424,793

Horizon Pharma, Inc., Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing 5/22/26		51	51,301

Jaguar Holding Company II, Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 8/18/22		397	397,092

			$873,186

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing 5/30/25		49	$49,308

			$49,308

Electronics / Electrical — 6.7%

Applied Systems, Inc., Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing 9/19/24		599	$596,950

Avast Software B.V., Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing 9/29/23		39	38,769

12	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Banff Merger Sub, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 10/2/25		292	$272,356

Epicor Software Corporation, Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 6/1/22		499	498,136

Go Daddy Operating Company, LLC, Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing 2/15/24		149	149,238

Hyland Software, Inc., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 7/1/24		598	595,003

Infor (US), Inc., Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing 2/1/22		449	449,516

Informatica, LLC, Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 8/5/22		548	550,058

MA FinanceCo., LLC, Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing 6/21/24		51	49,531

MACOM Technology Solutions Holdings, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 5/17/24		99	86,642

Seattle Spinco, Inc., Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing 6/21/24		344	334,494

SolarWinds Holdings, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 2/5/24		448	448,095

Tibco Software, Inc., Term Loan, 6.00%, (1 mo. USD LIBOR + 4.00%), Maturing 6/30/26		199	198,316

Uber Technologies, Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing 7/13/23		248	244,501

Ultimate Software Group, Inc. (The), Term Loan, Maturing 5/4/26(12)		250	250,833

Western Digital Corporation, Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing 4/29/23		178	177,747

			$4,940,185

Financial Intermediaries — 0.1%

Evergood 4 ApS, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing 2/6/25	EUR	75	$83,804

			$83,804

Food Products — 1.5%

CHG PPC Parent, LLC, Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing 3/31/25	EUR	100	$112,645

HLF Financing S.a.r.l., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25		149	149,510

JBS USA Lux S.A., Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 5/1/26		424	425,641

Nomad Foods Europe Midco Limited, Term Loan, Maturing 5/15/24(12)		400	399,250

			$1,087,046

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company, Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 2/16/24	481	$482,375

		$482,375

Food / Drug Retailers — 0.2%

Albertsons, LLC, Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 8/17/26	118	$118,925

		$118,925

Health Care — 1.7%

ADMI Corp., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 4/30/25	99	$97,392

Avantor, Inc., Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing 11/21/24	238	239,010

CHG Healthcare Services, Inc., Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing 6/7/23	99	98,580

CPI Holdco, LLC, Term Loan, 5.54%, (6 mo. USD LIBOR + 3.50%), Maturing 3/21/24	99	98,734

MPH Acquisition Holdings, LLC, Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing 6/7/23	193	181,460

National Mentor Holdings, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	94	93,935

National Mentor Holdings, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	6	5,864

Ortho-Clinical Diagnostics S.A., Term Loan, 5.31%, (3 mo. USD LIBOR + 3.25%), Maturing 6/30/25	397	379,631

U.S. Anesthesia Partners, Inc., Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing 6/23/24	79	75,588

		$1,270,194

Home Furnishings — 0.0%(7)

Hillman Group, Inc. (The), Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25	14	$13,204

		$13,204

Industrial Equipment — 1.9%

Apex Tool Group, LLC, Term Loan, 7.29%, (1 mo. USD LIBOR + 5.50%), Maturing 8/1/24	97	$92,410

DexKo Global, Inc., Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing 7/24/24	98	97,155

EWT Holdings III Corp., Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing 12/20/24	548	548,756

Filtration Group Corporation, Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing 3/29/25	195	195,404

13	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Gardner Denver, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 7/30/24		195	$195,482

Gates Global, LLC, Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 4/1/24		99	96,942

Robertshaw US Holding Corp., Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing 2/28/25		199	180,043

			$1,406,192

Insurance — 3.2%

AmWINS Group, Inc., Term Loan, 4.58%, (1 mo. USD LIBOR + 2.75%), Maturing 1/25/24		599	$599,065

Asurion, LLC, Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing 8/4/22		282	282,009

Asurion, LLC, Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25		500	503,334

Hub International Limited, Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing 4/25/25		499	489,126

USI, Inc., Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing 5/16/24		499	484,791

			$2,358,325

Leisure Goods / Activities / Movies — 2.3%

Crown Finance US, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 2/28/25		323	$319,663

Crown Finance US, Inc., Term Loan, Maturing 9/30/26(12)		250	248,360

Delta 2 (LUX) S.a.r.l., Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 2/1/24		500	493,590

Lindblad Expeditions, Inc., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 3/27/25		20	19,861

Lindblad Expeditions, Inc., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 3/27/25		79	79,444

Merlin Entertainments PLC, Term Loan, Maturing 10/16/26(12)		200	224,593

SRAM, LLC, Term Loan, 4.60%, (1 mo. USD LIBOR + 2.75%), Maturing 3/15/24		231	231,669

Vue International Bidco PLC, Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing 6/14/26	EUR	42	47,628

Vue International Bidco PLC, Term Loan, Maturing 6/18/26(12)		8	8,564

			$1,673,372

Lodging and Casinos — 0.7%

CityCenter Holdings, LLC, Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/18/24		148	$148,278

Four Seasons Hotels Limited, Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing 11/30/23		99	99,148

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Golden Nugget, Inc., Term Loan, 4.69%, (USD LIBOR + 2.75%), Maturing 10/4/23(10)	249	$248,411

		$495,837

Oil and Gas — 1.0%

CITGO Petroleum Corporation, Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing 7/29/21	548	$548,554

PSC Industrial Holdings Corp., Term Loan, 5.67%, (1 mo. USD LIBOR + 3.75%), Maturing 10/11/24	198	198,324

		$746,878

Publishing — 0.4%

Getty Images, Inc., Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing 2/19/26	199	$195,632

Harland Clarke Holdings Corp., Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing 11/3/23	93	72,746

		$268,378

Radio and Television — 0.0%(7)

iHeartCommunications, Inc., Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing 5/1/26	13	$13,379

iHeartCommunications, Inc., Term Loan, Maturing 5/1/26(12)	32	21,067

		$34,446

Retailers (Except Food and Drug) — 1.1%

BJ’s Wholesale Club, Inc., Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing 2/3/24	599	$600,335

Hoya Midco, LLC, Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing 6/30/24	198	193,175

		$793,510

Steel — 1.1%

GrafTech Finance, Inc., Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing 2/12/25	244	$234,835

Zekelman Industries, Inc., Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing 6/14/21	548	547,863

		$782,698

Surface Transport — 0.0%(7)

1199169 B.C. Unlimited Liability Company, Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing 4/6/26	35	$35,065

		$35,065

14	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications — 1.0%

CenturyLink, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 1/31/25		648	$643,509

eircom Holdings (Ireland) Limited, Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing 5/15/26	EUR	101	112,656

			$756,165

Utilities — 1.2%

Brookfield WEC Holdings, Inc., Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing 8/1/25		299	$297,754

Calpine Corporation, Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing 1/15/24		397	397,980

Pike Corporation, Term Loan, Maturing 7/24/26(12)		200	200,300

			$896,034

Total Senior Floating-Rate Loans (identified cost $27,897,671)			$27,699,723

Asset-Backed Securities — 7.0%
Security		Principal Amount (000’s omitted)	Value

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 8.503%, (3 mo. USD LIBOR + 6.55%), 4/22/31(1)(8)		$250	$239,806

Bardot CLO, Ltd.

Series 2019-2A, Class E, (3 mo. USD LIBOR + 6.95%), 10/22/32(1)(2)		500	477,500

Benefit Street Partners CLO XVIII, Ltd.

Series 2019-18A, Class E, (3 mo. USD LIBOR + 6.90%), 10/15/32(1)(2)		500	484,905

BlueMountain CLO XXVI, Ltd.

Series 2019-26A, Class E, (3 mo. USD LIBOR + 7.70%), 10/20/32(1)(2)		500	494,771

BlueMountain CLO, Ltd.

Series 2018-1A, Class E, 7.886%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(8)		250	222,027

Carlyle Global Market Strategies CLO, Ltd.

Series 2014-4RA, Class D, 7.651%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(8)		250	204,335

Series 2015-5A, Class DR, 8.666%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(8)		250	227,840

Coinstar Funding, LLC

Series 2017-1A, Class A2, 5.216%, 4/25/47(1)		63	65,950

Foundation Finance Trust

Series 2017-1A, Class A, 3.30%, 7/15/33(1)		43	43,681

Security	Principal Amount (000’s omitted)	Value

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 8.881%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(8)	$500	$468,449

Neuberger Berman CLO XIV, Ltd.

Series 2013-14A, Class ER, 8.386%, (3 mo. USD LIBOR + 6.45%), 1/28/30(1)(8)	250	223,077

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class ER, 8.062%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(8)	250	221,224

NRZ Excess Spread-Collateralized Notes

Series 2018-PLS1, Class A, 3.193%, 1/25/23(1)	125	125,696

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 8.153%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(8)	250	232,342

Series 2019-1A, Class D, 8.935%, (3 mo. USD LIBOR + 7.00%), 11/14/32(1)(8)	500	500,000

Pnmac Gmsr Issuer Trust

Series 2018-GT2, Class A, 4.473%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(8)	117	117,532

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 8.851%, (3 mo. USD LIBOR + 6.85%), 10/15/32(1)(8)	400	392,950

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 8.44%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(8)	250	225,551

Sierra Timeshare Receivables Funding, LLC

Series 2015-1A, Class B, 3.05%, 3/22/32(1)	13	12,621

Voya CLO, Ltd.

Series 2016-3A, Class DR, 8.083%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(8)	250	215,613

Total Asset-Backed Securities (identified cost $5,391,514)		$5,195,870

Collateralized Mortgage Obligations — 3.4%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2019-DNA2, Class M2, 4.273%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(8)	$500	$503,515

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2019-R07, Class 1M2, (1 mo. USD LIBOR + 2.10%), 10/25/39(1)(2)	500	500,537

15	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Government National Mortgage Association:

Series 2019-111, Class DZ, 3.50%, 4/20/48		$751	$751,466

Series 2019-111, Class LZ, 3.50%, 9/20/49		752	753,192

Total Collateralized Mortgage Obligations (identified cost $2,506,471)			$2,508,710

Commercial Mortgage-Backed Securities — 1.0%
Security	Principal Amount (000’s omitted)		Value

Citigroup Commercial Mortgage Trust

Series 2017-MDRB, Class C, 4.414%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(8)		$100	$100,055

COMM Mortgage Trust

Series 2015-CR22, Class D, 4.117%, 3/10/48(1)(13)		100	99,848

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.395%, 8/15/46(1)(13)		150	153,488

Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)		150	149,544

Natixis Commercial Mortgage Securities Trust

Series 2018-FL1, Class C, 4.228%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(8)		100	99,176

Wells Fargo Commercial Mortgage Trust

Series 2015-LC22, Class C, 4.544%, 9/15/58(13)		100	105,799

Total Commercial Mortgage-Backed Securities (identified cost $697,462)			$707,910

Foreign Government Bonds — 6.1%
Security	Principal Amount* (000’s omitted)		Value

Bahrain — 0.8%

Bahrain Government International Bond, 7.00%, 1/26/26(3)		500	$573,218

Total Bahrain			$573,218

Egypt — 1.3%

Arab Republic of Egypt, 4.75%, 4/16/26(3)	EUR	825	$945,738

Total Egypt			$945,738

El Salvador — 1.0%

Republic of El Salvador, 7.65%, 6/15/35(3)		650	$710,132

Total El Salvador			$710,132

Security	Principal Amount* (000’s omitted)		Value

Jordan — 0.6%

Jordan Government International Bond, 7.375%, 10/15/47(3)		400	$423,140

Total Jordan			$423,140

Macedonia — 0.3%

Republic of Macedonia, 2.75%, 1/18/25(3)	EUR	200	$240,012

Total Macedonia			$240,012

Sri Lanka — 1.1%

Republic of Sri Lanka, 5.75%, 4/18/23(3)		600	$602,077

Sri Lanka Government International Bond, 7.55%, 3/28/30(3)		200	202,288

Total Sri Lanka			$804,365

Ukraine — 1.0%

Ukraine Government International Bond, 9.75%, 11/1/28(3)		650	$774,894

Total Ukraine			$774,894

Total Foreign Government Bonds (identified cost $4,418,011)			$4,471,499

Common Stocks — 0.0%(7)
Security		Shares	Value

Radio and Television

Clear Channel Outdoor Holdings, Inc.(14)(15)		400	$932

iHeartMedia, Inc., Class A(14)(15)		44	631

Total Common Stocks (identified cost $2,679)			$1,563

Warrants — 0.0%(7)
Description		Shares	Value

iHeartMedia, Inc., Exp. 5/1/39(14)		126	$1,748

Total Warrants (identified cost $2,300)			$1,748

16	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 11.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(16)	8,204,172	$8,204,172

Total Short-Term Investments (identified cost $8,203,156)		$8,204,172

Total Investments — 107.3% (identified cost $78,999,256)		$79,120,639

Less Unfunded Loan Commitments — (0.0)%(7)		$(18,018)

Net Investments — 107.3% (identified cost $78,981,238)		$79,102,621

Other Assets, Less Liabilities — (7.3)%		$(5,412,890)

Net Assets — 100.0%		$73,689,731

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $22,363,802 or 30.3% of the Fund’s net assets.

(2)	When-issued security. For a variable rate security, interest rate will be determined after October 31, 2019.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $13,583,378 or 18.4% of the Fund’s net assets.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(10)

The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(11)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2019, the total value of unfunded loan commitments is $17,919. See Note 1G for description.

(12)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(13)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2019.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

17	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	138,425	EUR	124,413	State Street Bank and Trust Company	11/29/19	$—	$(557)

USD	560,338	EUR	509,429	State Street Bank and Trust Company	12/30/19	—	(10,107)

EUR	220,784	USD	246,170	Bank of America, N.A.	1/8/20	1,228	—

EUR	113,781	USD	129,040	Citibank, N.A.	1/8/20	—	(1,544)

USD	147,426	EUR	131,652	Bank of America, N.A.	1/8/20	—	(95)

USD	854,854	EUR	756,834	Citibank, N.A.	1/8/20	6,793	—

USD	599,097	EUR	536,130	Citibank, N.A.	1/8/20	—	(1,658)

USD	3,238,783	EUR	2,896,037	Bank of America, N.A.	1/31/20	—	(10,953)

USD	110,246	EUR	98,679	State Street Bank and Trust Company	1/31/20	—	(485)

USD	2,638,164	EUR	2,359,000	State Street Bank and Trust Company	1/31/20	—	(8,945)

USD	1,625,721	GBP	1,260,366	Citibank, N.A.	1/31/20	—	(11,593)

						$8,021	$(45,937)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

18	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $70,778,082)	$70,898,449

Affiliated investment, at value (identified cost, $8,203,156)	8,204,172

Cash	756,946

Foreign currency, at value (identified cost, $135,080)	135,120

Interest receivable	662,316

Dividends receivable from affiliated investment	15,752

Receivable for investments sold	494,541

Receivable for Fund shares sold	61,323

Receivable for open forward foreign currency exchange contracts	8,021

Tax reclaims receivable	84

Receivable from affiliates	50,440

Total assets	$81,287,164

Liabilities

Payable for investments purchased	$5,238,545

Payable for when-issued securities	2,165,057

Payable for Fund shares redeemed	11,742

Payable for open forward foreign currency exchange contracts	45,937

Distributions payable	240

Payable to affiliates:

Investment adviser and administration fee	35,683

Distribution and service fees	1,797

Trustees’ fees	199

Accrued expenses	98,233

Total liabilities	$7,597,433

Net Assets	$73,689,731

Sources of Net Assets

Paid-in capital	$76,605,270

Accumulated loss	(2,915,539)

Total	$73,689,731

Class A Shares

Net Assets	$3,888,098

Shares Outstanding	361,276

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.76

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$11.30

Class C Shares

Net Assets	$1,258,609

Shares Outstanding	116,840

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.77

Class I Shares

Net Assets	$68,532,981

Shares Outstanding	6,351,603

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.79

Class R6 Shares

Net Assets	$10,043

Shares Outstanding	931

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

19	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest income	$1,983,601

Dividends	5,248

Dividends from affiliated investment	63,937

Total investment income	$2,052,786

Expenses

Investment adviser and administration fee	$221,591

Distribution and service fees

Class A	3,439

Class C	5,652

Trustees’ fees and expenses	2,160

Custodian fee	62,769

Transfer and dividend disbursing agent fees	8,115

Legal and accounting services	110,179

Printing and postage	22,798

Registration fees	85,753

Miscellaneous	15,466

Total expenses	$537,922

Deduct —

Allocation of expenses to affiliates	$253,494

Total expense reductions	$253,494

Net expenses	$284,428

Net investment income	$1,768,358

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$116,729

Investment transactions — affiliated investment	1,253

Swap contracts	57,861

Foreign currency transactions	7,031

Forward foreign currency exchange contracts	241,307

Net realized gain	$424,181

Change in unrealized appreciation (depreciation) —

Investments	$290,635

Investments — affiliated investment	1,070

Foreign currency	(4,631)

Forward foreign currency exchange contracts	(53,617)

Net change in unrealized appreciation (depreciation)	$233,457

Net realized and unrealized gain	$657,638

Net increase in net assets from operations	$2,425,996

20	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$1,768,358	$704,118

Net realized gain	424,181	1,830,252

Net change in unrealized appreciation (depreciation)	233,457	(2,018,248)

Net increase in net assets from operations	$2,425,996	$516,122

Distributions to shareholders —

Class A	$(65,398)	$(568,850)

Class C	(21,758)	(26,640)

Class I	(1,708,455)	(473,452)

Class R6(1)	(72)	—

Total distributions to shareholders	$(1,795,683)	$(1,068,942)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$3,328,992	$834,808

Class C	952,100	21,446

Class I	59,281,817	7,339,721

Class R6(1)	10,000	—

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	63,031	568,850

Class C	21,696	26,418

Class I	1,708,425	376,976

Class R6(1)	72	—

Cost of shares redeemed

Class A	(741,754)	(25,580,000)

Class C	(210,795)	(702,952)

Class I	(10,733,691)	(2,678,902)

Net asset value of shares converted

Class A	195,807	—

Class C	(195,807)	—

Net increase (decrease) in net assets from Fund share transactions	$53,679,893	$(19,793,635)

Net increase (decrease) in net assets	$54,310,206	$(20,346,455)

Net Assets

At beginning of year	$19,379,525	$39,725,980

At end of year	$73,689,731	$19,379,525

(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.

21	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Financial Highlights

	Class A
	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$10.620	$10.830		$10.030		$9.870		$10.090

Income (Loss) From Operations

Net investment income(1)	$0.496	$0.216		$0.142		$0.162		$0.210

Net realized and unrealized gain (loss)	0.148	(0.118)		0.860		0.332		(0.133)

Total income from operations	$0.644	$0.098		$1.002		$0.494		$0.077

Less Distributions

From net investment income	$(0.504)	$(0.308)		$(0.202)		$(0.163)		$(0.292)

From net realized gain	—	—		—		(0.072)		(0.005)

Tax return of capital	—	—		—		(0.099)		—

Total distributions	$(0.504)	$(0.308)		$(0.202)		$(0.334)		$(0.297)

Net asset value — End of year	$10.760	$10.620		$10.830		$10.030		$9.870

Total Return(2)(3)	6.22%	0.89%		10.12%		5.26%		0.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,888	$1,032		$25,477		$31,341		$38,285

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	1.00%	1.08	%(6)(7)	1.08	%(6)(7)	1.17	%(6)(7)	1.23	%(6)(7)

Net investment income	4.64%	2.00%		1.37%		1.65%		2.08%

Portfolio Turnover	96%	113	%(8)	55	%(8)	49	%(8)	71	%(8)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.70%, 0.22%, 0.14%, 0.20% and 0.18% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18% and 0.13% of average daily net assets for the years ended October 31, 2018, 2017, 2016 and 2015, respectively).

(7)

Includes interest and dividend expense, including on securities sold short, of less than 0.005%, less than 0.005%, less than 0.005% and 0.01% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

22	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$10.620	$10.790		$9.990		$9.830		$10.070

Income (Loss) From Operations

Net investment income(1)	$0.411	$0.159		$0.057		$0.087		$0.070

Net realized and unrealized gain (loss)	0.154	(0.090)		0.866		0.336		(0.075)

Total income (loss) from operations	$0.565	$0.069		$0.923		$0.423		$(0.005)

Less Distributions

From net investment income	$(0.415)	$(0.239)		$(0.123)		$(0.121)		$(0.230)

From net realized gain	—	—		—		(0.072)		(0.005)

Tax return of capital	—	—		—		(0.070)		—

Total distributions	$(0.415)	$(0.239)		$(0.123)		$(0.263)		$(0.235)

Net asset value — End of year	$10.770	$10.620		$10.790		$9.990		$9.830

Total Return(2)(3)	5.43%	0.63%		9.33%		4.42%		(0.07)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,259	$693		$1,366		$1,526		$1,590

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	1.75%	1.82	%(6)(7)	1.83	%(6)(7)	1.92	%(6)(7)	1.97	%(6)(7)

Net investment income	3.85%	1.48%		0.56%		0.89%		0.69%

Portfolio Turnover	96%	113	%(8)	55	%(8)	49	%(8)	71	%(8)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.70%, 0.28%, 0.14%, 0.20% and 0.18% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18% and 0.14% of average daily net assets for the years ended October 31, 2018, 2017, 2016 and 2015, respectively).

(7)

Includes interest and dividend expense, including on securities sold short, of less than 0.005%, less than 0.005%, less than 0.005% and 0.01% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

23	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$10.650	$10.820		$10.020		$9.860		$10.080

Income (Loss) From Operations

Net investment income(1)	$0.526	$0.278		$0.153		$0.236		$0.234

Net realized and unrealized gain (loss)	0.146	(0.093)		0.875		0.284		(0.131)

Total income from operations	$0.672	$0.185		$1.028		$0.520		$0.103

Less Distributions

From net investment income	$(0.532)	$(0.355)		$(0.228)		$(0.179)		$(0.318)

From net realized gain	—	—		—		(0.072)		(0.005)

Tax return of capital	—	—		—		(0.109)		—

Total distributions	$(0.532)	$(0.355)		$(0.228)		$(0.360)		$(0.323)

Net asset value — End of year	$10.790	$10.650		$10.820		$10.020		$9.860

Total Return(2)(3)	6.48%	1.72%		10.41%		5.43%		1.03%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$68,533	$17,654		$12,883		$11,812		$20,507

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.75%	0.81	%(6)(7)	0.83	%(6)(7)	0.92	%(6)(7)	0.98	%(6)(7)

Net investment income	4.90%	2.59%		1.47%		2.41%		2.31%

Portfolio Turnover	96%	113	%(8)	55	%(8)	49	%(8)	71	%(8)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.70%, 0.33%, 0.14%, 0.20% and 0.18% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18% and 0.13% of average daily net assets for the years ended October 31, 2018, 2017, 2016 and 2015, respectively).

(7)

Includes interest and dividend expense, including on securities sold short, of less than 0.005%, less than 0.005%, less than 0.005% and 0.01% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

24	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2019(1)

Net asset value — Beginning of period	$10.820

Income (Loss) From Operations

Net investment income(2)	$0.059

Net realized and unrealized loss	(0.011)

Total income from operations	$0.048

Less Distributions

From net investment income	$(0.078)

Total distributions	$(0.078)

Net asset value — End of period	$10.790

Total Return(3)(4)	0.44	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.75	%(6)

Net investment income	3.40	%(6)

Portfolio Turnover	96	%(5)(7)

(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.68% of average daily net assets for the period ended October 31, 2019). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

25	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Asset Credit Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

26

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

27

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily (monthly prior to October 1, 2019) to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (if any) are made annually. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$1,795,683	$1,068,942

During the year ended October 31, 2019, accumulated loss was increased by $127,556 and paid-in capital was increased by $127,556 due to the Fund’s use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$164,748

Deferred capital losses	$(3,058,243)

Net unrealized depreciation	$(21,804)

Distributions payable	$(240)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $3,058,243 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $3,058,243 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund, at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$79,124,669

Gross unrealized appreciation	$740,457

Gross unrealized depreciation	(762,505)

Net unrealized depreciation	$(22,048)

28

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator and receives an advisory fee (“Investable Assets”) up to $500 million, and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the investment adviser and administration fee paid by the Fund on Investable Assets amounted to $221,591 or 0.615% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as acquired fund fees and expenses of unaffiliated funds, interest, taxes or litigation expenses) exceed 1.00%, 1.75%, 0.75% and 0.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM and EVAIL were allocated $253,494 in total of the Fund’s operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $2,728 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,089 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$83,436,595	$32,872,759

U.S. Government and Agency Securities	2,608,161	1,173,543

	$86,044,756	$34,046,302

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $3,439 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $4,239 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $1,413 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

29

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	308,976	77,200

Issued to shareholders electing to receive payments of distributions in Fund shares	5,904	52,839

Redemptions	(69,352)	(2,385,009)

Converted from Class C shares	18,590	—

Net increase (decrease)	264,118	(2,254,970)

	Year Ended October 31,
Class C	2019	2018

Sales	87,931	1,967

Issued to shareholders electing to receive payments of distributions in Fund shares	2,034	2,457

Redemptions	(19,810)	(65,788)

Converted to Class A shares	(18,590)	—

Net increase (decrease)	51,565	(61,364)

	Year Ended October 31,
Class I	2019	2018

Sales	5,531,971	681,877

Issued to shareholders electing to receive payments of distributions in Fund shares	159,376	35,181

Redemptions	(997,550)	(249,846)

Net increase	4,693,797	467,212

Class R6	Period Ended October 31, 2019(1)

Sales	924

Issued to shareholders electing to receive payments of distributions in Fund shares	7

Net increase	931

(1)	For the period from the commencement of operations, September 3, 2019, to October 31, 2019.

30

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, an Eaton Vance collective investment trust and donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 77.7% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Fund is subject to the following risks:

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates.

Interest Rate Risk: During the year ended October 31, 2019, the Fund entered into total return swaps to enhance return.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $45,937. At October 31, 2019, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$8,021	(1)	$(45,937	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

31

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$1,228	$(1,228)	$—	$—	$—

Citibank, N.A.	6,793	(6,793)	—	—	—

	$8,021	$(8,021)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(11,048)	$1,228	$—	$—	$(9,820)

Citibank, N.A.	(14,795)	6,793	—	—	(8,002)

State Street Bank and Trust Company	(20,094)	—	—	—	(20,094)

	$(45,937)	$8,021	$—	$—	$(37,916)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Foreign exchange	Forward foreign currency exchange contracts	$241,307	$(53,617)

Interest rate	Total return swaps	57,861	—

Total		$299,168	$(53,617)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Forward Foreign Currency Exchange Contracts*	Swap Contracts

$6,981,000	$346,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

32

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

10  Investments in Affiliated Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $8,204,172, which represents 11.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$1,169,362	$111,967,793	$(104,935,306)	$1,253	$1,070	$8,204,172	$63,937	8,204,172

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$30,329,444	$—	$30,329,444

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	27,681,705	—	27,681,705

Asset-Backed Securities	—	5,195,870	—	5,195,870

Collateralized Mortgage Obligations	—	2,508,710	—	2,508,710

Commercial Mortgage-Backed Securities	—	707,910	—	707,910

Foreign Government Bonds	—	4,471,499	—	4,471,499

Common Stocks	1,563	—	—	1,563

Warrants	—	1,748	—	1,748

Short-Term Investments	—	8,204,172	—	8,204,172

Total Investments	$1,563	$79,101,058	$—	$79,102,621

Forward Foreign Currency Exchange Contracts	$—	$8,021	$—	$8,021

Total	$1,563	$79,109,079	$—	$79,110,642

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(45,937)	$—	$(45,937)

Total	$—	$(45,937)	$—	$(45,937)

12  Subsequent Event

As of the close of business on December 13, 2019, the Fund acquired the net assets of Eaton Vance Multisector Income Fund (Multisector Income Fund) pursuant to an agreement and plan of reorganization (the “Plan”) approved by the shareholders of Multisector Income Fund. Under the terms of the Plan, all of the assets and liabilities of Multisector Income Fund were transferred to the Fund in exchange for shares of the Fund having an equal aggregate net asset value. The purpose of the reorganization was to combine two funds managed by EVM with similar investment objectives and policies. The reorganization was structured as a tax-free reorganization under the Internal Revenue Code. The investment portfolio of Multisector Income Fund, with a fair value of $169,177,982 and identified cost of $176,544,264, was the principal asset acquired by the Fund. The aggregate net assets of the Fund immediately before the acquisition were $95,039,766. The net assets of Multisector Income Fund at that date of $240,148,605 were combined with those of the Fund, resulting in combined net assets of $335,188,371.

34

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Asset Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Asset Credit Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers, and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

36

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

37

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

38

Eaton Vance

Multi-Asset Credit Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.19

Parametric

Tax-Managed International Equity Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2019

Parametric

Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 37

Federal Tax Information	17

Management and Organization	38

Important Notices	41

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed equity markets outside the U.S., as measured by the MSCI EAFE Index (the Index),2 returned 11.04% during the 12-month period ended October 31, 2019.

Returns were broadly positive, with only three countries in the Index experiencing a decline. The strong year-end results masked underlying volatility during a period when investors were bombarded by on-again, off-again trade tensions, Brexit uncertainties, dovish tilts by the European Central Bank and the U.S. Federal Reserve Board (the Fed), and fears of slowing global growth.

The largest gains were in the smaller Index countries, with New Zealand and Italy increasing around 20%, while the largest Index constituents, Japan and the United Kingdom (U.K.), trailed the broader benchmark. In the U.K., weaker economic data and uncertainties surrounding Brexit weighed on local markets, though the pound posted a modest gain during the period. Trade tensions had a volatile impact on Asian equities broadly, while a decline in the Japanese yen also created a headwind for U.S.-dollar-based investors during the period.

In Israel, weakness in health care company Teva Pharmaceutical Industries, Ltd. ADR (Teva) depressed overall results, with the country returning -3.0% during the period. Teva’s share price plummeted after an antitrust lawsuit had been filed against the generic-drug company, alleging it was the ringleader behind a price-fixing scheme.

Fund Performance

For the 12-month period ended October 31, 2019, Parametric Tax-Managed International Equity Fund (the Fund) returned 11.16% for Investor Class shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 11.04%.

Factors contributing to Fund performance relative to the Index included the Fund’s sector diversification process within the U.K. due, in part, to overweight exposures to the real estate and information technology (IT) sectors. An underweight position in the U.K. also aided returns as the country lagged the Index amid uncertainties surrounding Brexit. Additionally, stock selection within Germany’s utilities and IT sectors contributed to returns relative to the Index.

Factors detracting from Fund performance relative to the Index included security selection within Sweden due, in part, to the inclusion of small-cap stocks within the materials and consumer discretionary sectors. In addition, an overweight exposure to Norway detracted from relative results.

The sector allocation process within Denmark also detracted, partially due to an underweight exposure to the health care sector, which was buoyed by strong returns from its largest component, Novo Nordisk A/S.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Performance2,3

Portfolio Managers Thomas C. Seto, Paul W. Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	04/22/1998	04/22/1998	11.16%	4.89%	4.78%
Class C at NAV	04/22/1998	04/22/1998	10.42	4.11	4.00
Class C with 1% Maximum Sales Charge	—	—	9.42	4.11	4.00
Institutional Class at NAV	09/02/2008	04/22/1998	11.52	5.16	5.06
MSCI EAFE Index	—	—	11.04%	4.30%	5.40%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	11.28%	4.72%	4.70%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	7.39	4.16	4.20
Class C After Taxes on Distributions	04/22/1998	04/22/1998	9.75	4.05	3.97
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	6.25	3.50	3.47
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	11.58	4.96	4.96
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	7.66	4.40	4.47

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class
Gross			1.46%	2.21%	1.21%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$14,810	N.A.
Institutional Class	$50,000	10/31/2009	$81,899	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Nestle SA	1.3%

Cie Financiere Richemont SA	0.9

Air Liquide SA	0.9

SAP SE	0.9

Unilever NV	0.8

CSL, Ltd.	0.8

Deutsche Telekom AG	0.8

Total SA	0.8

Sanofi	0.8

ASML Holding NV	0.7

Total	8.7%

Geographic Allocation (% of common stocks)

See Endnotes and Additional Disclosures in this report.

4

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,033.80	$5.38	**	1.05%
Class C	$1,000.00	$1,030.90	$9.21	**	1.80%
Institutional Class	$1,000.00	$1,035.70	$4.10	**	0.80%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,019.90	$5.35	**	1.05%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Institutional Class	$1,000.00	$1,021.20	$4.08	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $35,527,574)	$36,964,567

Receivable for Fund shares sold	17,376

Receivable from affiliates	15,766

Total assets	$36,997,709

Liabilities

Payable for Fund shares redeemed	$24,055

Payable to affiliates:

Distribution and service fees	6,084

Trustees’ fees	43

Accrued expenses	48,497

Total liabilities	$78,679

Net Assets	$36,919,030

Sources of Net Assets

Paid-in capital	$35,070,566

Distributable earnings	1,848,464

Total	$36,919,030

Investor Class Shares

Net Assets	$21,756,565

Shares Outstanding	1,920,126

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.33

Class C Shares

Net Assets	$1,861,608

Shares Outstanding	174,210

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.69

Institutional Class Shares

Net Assets	$13,300,857

Shares Outstanding	1,176,093

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.31

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $166,085)	$1,175,303

Securities lending income allocated from Portfolio, net	1,348

Expenses allocated from Portfolio	(264,428)

Total investment income from Portfolio	$912,223

Expenses

Distribution and service fees

Investor Class	$51,435

Class C	29,401

Trustees’ fees and expenses	500

Custodian fee	20,145

Transfer and dividend disbursing agent fees	62,705

Legal and accounting services	30,519

Printing and postage	19,620

Registration fees	63,819

Miscellaneous	11,391

Total expenses	$289,535

Deduct —

Allocation of expenses to affiliates	$184,743

Total expense reductions	$184,743

Net expenses	$104,792

Net investment income	$807,431

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,107)	$2,085,554

Foreign currency transactions	(5,752)

Net realized gain	$2,079,802

Change in unrealized appreciation (depreciation) —

Investments	$847,193

Foreign currency	6,610

Net change in unrealized appreciation (depreciation)	$853,803

Net realized and unrealized gain	$2,933,605

Net increase in net assets from operations	$3,741,036

8	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$807,431	$588,599

Net realized gain (loss)	2,079,802	(114,125)

Net change in unrealized appreciation (depreciation)	853,803	(2,807,775)

Net increase (decrease) in net assets from operations	$3,741,036	$(2,333,301)

Distributions to shareholders —

Investor Class	$(286,290)	$(519,201)

Class C	(52,485)	(141,273)

Institutional Class	(235,516)	(288,442)

Total distributions to shareholders	$(574,291)	$(948,916)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$404,588	$1,301,378

Class C	42,756	108,212

Institutional Class	4,526,537	4,550,641

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	267,525	485,715

Class C	46,909	127,451

Institutional Class	210,900	235,988

Cost of shares redeemed

Investor Class	(2,767,229)	(4,210,804)

Class C	(500,286)	(1,510,296)

Institutional Class	(4,500,027)	(2,027,351)

Net asset value of shares converted

Investor Class	4,076,244	—

Class C	(4,076,244)	—

Net decrease in net assets from Fund share transactions	$(2,268,327)	$(939,066)

Net increase (decrease) in net assets	$898,418	$(4,221,283)

Net Assets

At beginning of year	$36,020,612	$40,241,895

At end of year	$36,919,030	$36,020,612

9	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Financial Highlights

	Investor Class

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.370	$11.310	$9.460	$9.590	$9.850

Income (Loss) From Operations

Net investment income(1)	$0.242	$0.179	$0.204	$0.156	$0.148

Net realized and unrealized gain (loss)	0.887	(0.848)	1.810	(0.140)	(0.177)

Total income (loss) from operations	$1.129	$(0.669)	$2.014	$0.016	$(0.029)

Less Distributions

From net investment income	$(0.169)	$(0.271)	$(0.164)	$(0.146)	$(0.231)

Total distributions	$(0.169)	$(0.271)	$(0.164)	$(0.146)	$(0.231)

Net asset value — End of year	$11.330	$10.370	$11.310	$9.460	$9.590

Total Return(2)(3)	11.16%	(6.09)%	21.69%	0.21%	(0.27)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,757	$17,824	$21,885	$19,851	$22,987

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	1.05%	1.05%	1.11%	1.50%	1.50%

Net investment income	2.26%	1.59%	2.00%	1.67%	1.52%

Portfolio Turnover of the Portfolio	37%	30%	26%	14%	11%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.51%, 0.41%, 0.34%, 0.22% and 0.18% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.770	$10.670	$8.930	$9.060	$9.310

Income (Loss) From Operations

Net investment income(1)	$0.119	$0.086	$0.121	$0.080	$0.070

Net realized and unrealized gain (loss)	0.886	(0.794)	1.713	(0.135)	(0.164)

Total income (loss) from operations	$1.005	$(0.708)	$1.834	$(0.055)	$(0.094)

Less Distributions

From net investment income	$(0.085)	$(0.192)	$(0.094)	$(0.075)	$(0.156)

Total distributions	$(0.085)	$(0.192)	$(0.094)	$(0.075)	$(0.156)

Net asset value — End of year	$10.690	$9.770	$10.670	$8.930	$9.060

Total Return(2)(3)	10.42%	(6.78)%	20.78%	(0.60)%	(1.00)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,862	$6,186	$8,026	$7,653	$9,092

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	1.80%	1.80%	1.86%	2.25%	2.25%

Net investment income	1.20%	0.81%	1.26%	0.91%	0.76%

Portfolio Turnover of the Portfolio	37%	30%	26%	14%	11%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.51%, 0.41%, 0.34%, 0.22% and 0.18% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Financial Highlights — continued

	Institutional Class

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.350	$11.290	$9.450	$9.580	$9.840

Income (Loss) From Operations

Net investment income(1)	$0.264	$0.198	$0.233	$0.179	$0.168

Net realized and unrealized gain (loss)	0.895	(0.840)	1.796	(0.137)	(0.169)

Total income (loss) from operations	$1.159	$(0.642)	$2.029	$0.042	$(0.001)

Less Distributions

From net investment income	$(0.199)	$(0.298)	$(0.189)	$(0.172)	$(0.259)

Total distributions	$(0.199)	$(0.298)	$(0.189)	$(0.172)	$(0.259)

Net asset value — End of year	$11.310	$10.350	$11.290	$9.450	$9.580

Total Return(2)(3)	11.52%	(5.88)%	21.95%	0.49%	0.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,301	$12,011	$10,331	$6,436	$5,914

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.80%	0.80%	0.85%	1.25%	1.25%

Net investment income	2.48%	1.76%	2.27%	1.92%	1.73%

Portfolio Turnover of the Portfolio	37%	30%	26%	14%	11%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.51%, 0.41%, 0.35%, 0.22% and 0.18% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Investor Class shares ten years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (52.0% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the

13

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Notes to Financial Statements — continued

same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$574,291	$948,916

During the year ended October 31, 2019, distributable earnings was increased by $533,097 and paid-in capital was decreased by $533,097 due to expired capital loss carryforwards, the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$825,826

Net unrealized appreciation	$1,022,638

During the year ended October 31, 2019, capital loss carryforwards of $1,832,660 were utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a wholly-owned indirect subsidiary of Eaton Vance Corp., have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM and Parametric were allocated $184,743 in total of the Fund’s operating expenses for the year ended October 31, 2019. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $19,288 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $51,435 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $22,051 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of

14

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Notes to Financial Statements — continued

shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $7,350 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,922,681 and $5,894,191, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2019	2018

Sales	38,335	114,959

Issued to shareholders electing to receive payments of distributions in Fund shares	27,495	43,406

Redemptions	(260,598)	(374,641)

Converted from Class C shares	395,604	—

Net increase (decrease)	200,836	(216,276)

	Year Ended October 31,
Class C	2019	2018

Sales	4,302	10,113

Issued to shareholders electing to receive payments of distributions in Fund shares	5,077	12,012

Redemptions	(51,024)	(141,011)

Converted to Investor Class shares	(417,431)	—

Net decrease	(459,076)	(118,886)

	Year Ended October 31,
Institutional Class	2019	2018

Sales	430,726	405,657

Issued to shareholders electing to receive payments of distributions in Fund shares	21,742	21,165

Redemptions	(436,379)	(181,652)

Net increase	16,089	245,170

15

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $1,086,002, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2019, the Fund paid foreign taxes of $148,439 and recognized foreign source income of $1,272,905.

17

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value

Australia — 8.9%

APA Group	38,093	$305,973

Asx, Ltd.	638	36,214

Atlas Arteria, Ltd.	10,339	57,179

Atlassian Corp. PLC, Class A(1)	2,300	277,817

Aurizon Holdings, Ltd.	7,700	31,325

AusNet Services	95,565	122,072

BHP Group, Ltd.	8,972	219,926

Brambles, Ltd.	17,422	144,028

BWP Trust	8,592	24,565

Caltex Australia, Ltd.	4,560	85,722

Charter Hall Group	4,698	36,606

Charter Hall Long Wale REIT	6,388	25,302

Coca-Cola Amatil, Ltd.	15,577	109,314

Coles Group, Ltd.	14,004	144,925

Commonwealth Bank of Australia	4,049	219,537

Computershare, Ltd.	10,972	119,764

Cromwell Property Group	28,254	25,817

Crown Resorts, Ltd.	4,819	41,398

CSL, Ltd.	3,230	569,631

Dexus	13,975	115,244

Domain Holdings Australia, Ltd.	11,297	24,650

Domino’s Pizza Enterprises, Ltd.(2)	933	32,825

GPT Group (The)	22,015	90,366

GWA Group, Ltd.	11,241	22,547

Hansen Technologies, Ltd.	14,633	34,241

Harvey Norman Holdings, Ltd.(2)	17,000	47,966

Integrated Research, Ltd.	9,777	19,930

IRESS, Ltd.	3,720	32,669

James Hardie Industries PLC CDI	4,004	68,765

JB Hi-Fi, Ltd.	3,464	88,525

Link Administration Holdings, Ltd.	13,718	52,899

Mirvac Group	41,842	92,717

National Australia Bank, Ltd.	5,991	117,598

Newcrest Mining, Ltd.	2,354	51,384

Northern Star Resources, Ltd.	3,606	24,443

Oil Search, Ltd.	19,405	95,769

Orica, Ltd.	4,147	65,538

Qantas Airways, Ltd.	19,011	84,088

REA Group, Ltd.	1,183	88,783

Rio Tinto, Ltd.	2,553	159,647

Santos, Ltd.	13,252	74,125

Scentre Group	51,564	136,240

Shopping Centres Australasia Property Group	20,523	38,069

Sonic Healthcare, Ltd.	1,319	25,978

Spark Infrastructure Group	66,000	92,039

Security	Shares	Value

Australia (continued)

Star Entertainment Group, Ltd. (The)(2)	18,186	$58,968

Suncorp Group, Ltd.	4,024	37,361

Sydney Airport	17,791	107,750

Tabcorp Holdings, Ltd.	14,343	47,528

Technology One, Ltd.	10,774	54,732

Telstra Corp., Ltd.	119,713	288,322

TPG Telecom, Ltd.	9,828	44,296

Transurban Group	15,294	156,640

Vocus Group, Ltd.(1)	18,112	41,525

Washington H. Soul Pattinson & Co., Ltd.	4,310	64,427

Wesfarmers, Ltd.	10,096	277,387

Westpac Banking Corp.	8,556	166,119

Woodside Petroleum, Ltd.	12,096	268,089

Woolworths Group, Ltd.	12,710	327,742

		$6,315,046

Austria — 1.1%

ams AG(1)	2,564	$115,207

ANDRITZ AG	1,561	70,192

CA Immobilien Anlagen AG	1,063	40,960

Erste Group Bank AG	2,269	80,250

IMMOFINANZ AG	2,066	59,399

Lenzing AG	182	19,171

Oesterreichische Post AG	1,473	54,287

OMV AG	1,720	100,554

Rhi Magnesita NV	859	38,714

Telekom Austria AG	8,000	61,987

UNIQA Insurance Group AG	2,006	19,291

Verbund AG	1,581	85,651

Wienerberger AG	1,390	37,649

		$783,312

Belgium — 2.2%

Ackermans & van Haaren NV	184	$28,206

Ageas	1,164	67,129

Anheuser-Busch InBev SA/NV	2,330	188,071

Barco NV	627	136,551

Befimmo SA	1,120	72,401

Bekaert SA	1,080	30,140

bpost SA	3,481	39,782

Cofinimmo SA	488	72,196

Colruyt SA	478	26,589

D’Ieteren SA/NV	637	40,232

Econocom Group SA/NV	10,730	27,980

Elia System Operator SA/NV	938	80,905

Euronav SA	5,526	62,320

18	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Belgium (continued)

Groupe Bruxelles Lambert SA	459	$46,109

KBC Ancora	539	25,698

Orange Belgium SA	1,916	42,188

Proximus SA	4,820	148,122

Retail Estates NV	566	54,037

Sofina SA	150	33,194

Solvay SA	1,005	109,270

Tessenderlo Group SA(1)	1,340	44,332

UCB SA	2,340	188,601

		$1,564,053

Denmark — 2.2%

ALK-Abello A/S(1)	138	$29,642

Carlsberg A/S, Class B	1,041	146,598

Chr. Hansen Holding A/S	850	65,259

DSV Panalpina A/S	1,752	170,275

ISS A/S	813	21,285

Jyske Bank A/S(1)	949	31,569

Maersk Drilling A/S(1)	483	27,265

Novo Nordisk A/S, Class B	3,886	213,686

Novozymes A/S, Class B	2,980	140,476

Orsted A/S(3)	2,397	210,389

Pandora A/S	2,868	141,123

Ringkjoebing Landbobank A/S	652	45,021

Rockwool International A/S, Class B	97	19,064

Royal Unibrew A/S	1,034	84,829

SimCorp A/S	1,160	103,794

Sydbank A/S	1,310	25,697

Topdanmark A/S	972	43,534

Tryg A/S	1,584	44,275

Vestas Wind Systems A/S	342	27,862

		$1,591,643

Finland — 2.3%

Citycon Oyj(2)	2,400	$25,151

Elisa Oyj	2,351	128,434

Fortum Oyj	7,644	186,801

Huhtamaki Oyj	736	34,081

Kemira Oyj	2,727	44,299

Kesko Oyj, Class B	2,268	151,113

Kone Oyj, Class B	1,663	105,893

Neste Oyj	5,038	182,035

Nokia Oyj	23,544	86,430

Nordea Bank AB	10,249	75,016

Orion Oyj, Class B	3,174	140,813

Sampo Oyj, Class A	1,342	54,995

Security	Shares	Value

Finland (continued)

Tieto Oyj	956	$27,210

Tokmanni Group Corp.	15,729	201,392

UPM-Kymmene Oyj	3,184	103,701

Valmet Oyj	1,377	30,818

Wartsila Oyj Abp	2,646	27,954

		$1,606,136

France — 8.9%

Air Liquide SA	4,818	$640,606

Airbus SE	1,329	190,656

Altarea SCA	208	45,734

Alten SA	634	69,741

Altran Technologies SA	4,941	78,557

Atos SE	1,046	81,177

AXA SA	8,332	220,558

Cie Generale des Etablissements Michelin SCA	484	58,931

CNP Assurances	2,759	54,764

Covivio	1,309	148,243

Danone SA	2,873	238,003

Dassault Systemes SE	1,540	233,890

Devoteam SA(2)	244	20,728

Engie SA	22,570	377,930

EssilorLuxottica SA	1,642	250,724

Eurazeo SE	634	44,240

Eutelsat Communications SA	985	18,685

Gecina SA	1,055	181,111

Getlink SE	2,197	36,802

Hermes International	100	72,035

Ingenico Group SA	754	80,626

Legrand SA	560	43,749

LVMH Moet Hennessy Louis Vuitton SE	650	277,586

Orange SA(2)	31,518	507,266

Pernod-Ricard SA	1,615	298,344

Quadient	1,050	22,487

Renault SA	569	29,053

Sanofi	5,890	542,982

SCOR SE	1,880	79,297

Societe BIC SA	422	29,309

Societe Generale SA	3,005	85,459

Suez	5,207	81,216

Talend SA ADR(1)(2)	500	17,780

Teleperformance	177	40,158

Thales SA	600	58,656

Total SA	10,463	553,160

Unibail-Rodamco-Westfield	1,203	186,071

Veolia Environnement SA	5,261	138,489

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

France (continued)

Vinci SA	1,159	$130,035

Wendel SA	356	50,480

		$6,315,318

Germany — 9.0%

adidas AG	579	$178,984

Allianz SE	1,565	382,208

Aroundtown SA	7,804	65,964

BASF SE	5,529	420,310

Bayer AG	2,172	168,495

Bayerische Motoren Werke AG	1,291	98,858

Beiersdorf AG	2,259	267,261

Continental AG	589	78,891

Delivery Hero SE(1)(3)	754	35,380

Deutsche Boerse AG	570	88,270

Deutsche Lufthansa AG	2,863	49,596

Deutsche Post AG	3,135	111,058

Deutsche Telekom AG	31,693	557,656

Deutsche Wohnen SE	4,814	181,499

E.ON SE	27,081	273,097

Fraport AG Frankfurt Airport Services Worldwide	341	28,502

Fresenius SE & Co. KGaA	2,385	125,583

FUCHS PETROLUB SE, PFC Shares	1,970	83,930

GEA Group AG	1,196	36,528

Gerresheimer AG	1,197	96,532

Henkel AG & Co. KGaA	2,341	225,246

Hochtief AG	235	29,362

Hugo Boss AG	915	38,579

Knorr-Bremse AG	346	34,917

KWS Saat SE and Co. KGaA	425	28,570

Merck KGaA	988	117,835

Metro AG	7,704	125,802

MTU Aero Engines AG	178	47,603

Muenchener Rueckversicherungs-Gesellschaft AG	660	183,374

Puma SE	1,330	100,066

QIAGEN NV(1)	1,735	52,187

RWE AG	11,705	356,704

SAP SE	4,641	614,939

Siemens AG	2,649	305,695

Siemens Healthineers AG(3)	2,235	94,990

Software AG	800	25,449

Symrise AG	1,413	135,799

TAG Immobilien AG	1,340	32,564

Telefonica Deutschland Holding AG(3)	20,469	65,006

TLG Immobilien AG	3,290	96,485

TUI AG	2,680	35,060

Security	Shares	Value

Germany (continued)

Vonovia SE	4,578	$243,801

Zalando SE(1)(3)	1,079	46,782

		$6,365,417

Hong Kong — 4.5%

AIA Group, Ltd.	31,200	$310,696

Alibaba Health Information Technology, Ltd.(1)	120,000	120,779

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	33,000	44,727

BOC Hong Kong Holdings, Ltd.	7,000	24,049

Budweiser Brewing Co., APAC, Ltd.(1)	20,500	74,953

Cafe de Coral Holdings, Ltd.	10,000	27,286

China Youzan, Ltd.(1)	492,000	30,120

Chow Tai Fook Jewellery Group, Ltd.	29,800	26,794

CK Hutchison Holdings, Ltd.	16,500	152,346

CLP Holdings, Ltd.	18,000	186,937

Esprit Holdings, Ltd.(1)	109,900	21,011

First Pacific Co., Ltd.	106,000	40,552

Global Cord Blood Corp.(1)	5,000	24,850

Hang Lung Group, Ltd.	6,000	15,028

Hang Lung Properties, Ltd.	14,000	30,775

Hang Seng Bank, Ltd.	3,700	77,201

Henderson Land Development Co., Ltd.	7,260	36,261

HK Electric Investments & HK Electric Investments, Ltd.	34,000	33,938

HKBN, Ltd.	35,000	62,464

HKT Trust and HKT, Ltd.	109,000	169,567

Hong Kong & China Gas Co., Ltd.	93,170	180,834

Hongkong Land Holdings, Ltd.	8,100	44,496

Hysan Development Co., Ltd.	7,000	27,589

Jardine Matheson Holdings, Ltd.	2,400	136,826

Jardine Strategic Holdings, Ltd.	1,800	58,125

Kerry Properties, Ltd.	10,000	32,337

Li & Fung, Ltd.	286,000	31,277

Link REIT	9,000	98,023

Luk Fook Holdings International, Ltd.	18,000	47,810

MTR Corp., Ltd.	12,500	71,672

Nexteer Automotive Group, Ltd.	48,000	44,737

NOVA Group Holdings, Ltd.(2)	80,000	19,281

NWS Holdings, Ltd.	25,000	37,207

Power Assets Holdings, Ltd.	9,500	67,793

Sands China, Ltd.	24,000	118,215

Shangri-La Asia, Ltd.	48,000	49,268

SJM Holdings, Ltd.	36,000	38,457

Sun Hung Kai Properties, Ltd.	5,000	75,766

SUNeVision Holdings, Ltd.	42,000	31,113

Swire Pacific, Ltd., Class A	4,000	38,129

Tongda Group Holdings, Ltd.	420,000	34,183

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)

Town Health International Medical Group, Ltd.(4)	266,000	$0

Vitasoy International Holdings, Ltd.	38,000	154,520

VSTECS Holdings, Ltd.	60,000	30,577

VTech Holdings, Ltd.	7,100	62,251

Wharf Real Estate Investment Co., Ltd.	10,000	58,817

Yue Yuen Industrial Holdings, Ltd.	22,000	62,000

		$3,161,637

Ireland — 2.2%

AIB Group PLC	17,873	$57,319

Bank of Ireland Group PLC	28,763	138,639

Cairn Homes PLC	18,600	24,114

CRH PLC(1)	6,262	227,998

Dalata Hotel Group PLC	6,009	35,523

Flutter Entertainment PLC(2)	1,971	203,698

Grafton Group PLC	9,729	98,518

Green REIT PLC	26,026	55,361

ICON PLC(1)	1,212	178,043

Irish Residential Properties REIT PLC	42,500	83,227

Kerry Group PLC, Class A	1,947	235,323

Kingspan Group PLC	3,244	168,054

UDG Healthcare PLC	8,000	80,194

		$1,586,011

Israel — 2.2%

Amot Investments, Ltd.	5,499	$38,709

Bank Hapoalim B.M.	3,259	26,084

Bank Leumi Le-Israel B.M.	9,550	69,564

Bezeq The Israeli Telecommunication Corp., Ltd.	163,729	108,031

Check Point Software Technologies, Ltd.(1)	585	65,760

Delta-Galil Industries, Ltd.	2,301	58,321

Elbit Systems, Ltd.	1,014	166,252

Electra, Ltd.	173	61,237

First International Bank of Israel, Ltd.(1)	1,152	31,626

Israel Chemicals, Ltd.	34,547	153,563

Kenon Holdings, Ltd.	2,504	54,835

Melisron, Ltd.	729	44,203

Mellanox Technologies, Ltd.(1)	300	33,810

Mizrahi Tefahot Bank, Ltd.	1,469	36,447

Nice, Ltd.(1)	490	77,293

Oil Refineries, Ltd.	139,185	71,461

Paz Oil Co., Ltd.	650	99,669

Reit 1, Ltd.	7,407	46,859

Sella Capital Real Estate, Ltd.	15,640	43,056

Shufersal, Ltd.	7,005	47,368

Security	Shares	Value

Israel (continued)

Strauss Group, Ltd.	3,028	$91,690

Teva Pharmaceutical Industries, Ltd. ADR(1)	18,817	153,358

		$1,579,196

Italy — 4.4%

Assicurazioni Generali SpA	4,184	$84,841

ASTM SpA	935	29,475

Atlantia SpA	4,194	103,617

Autogrill SpA	2,584	25,547

Bio-On SpA(1)(4)	2,850	16,560

Brunello Cucinelli SpA	1,252	39,242

Cementir Holding NV	6,913	46,499

COSMO Pharmaceuticals NV(1)	417	30,946

Davide Campari-Milano SpA	18,866	173,045

De’Longhi SpA	1,200	22,104

DiaSorin SpA	977	110,158

Enav SpA(3)	5,849	34,062

Enel SpA	38,800	300,714

Eni SpA	21,212	321,807

Ferrari NV	1,054	168,805

IMA Industria Macchine Automatiche SpA	484	32,955

Infrastrutture Wireless Italiane SpA(3)	25,801	264,806

Interpump Group SpA	778	21,327

Intesa Sanpaolo SpA	54,086	135,530

Italgas SpA	7,381	47,517

Italmobiliare SpA	1,360	36,382

Leonardo SpA	4,673	54,289

Mediaset SpA(1)	9,790	29,279

Mediobanca Banca di Credito Finanziario SpA	2,651	31,524

Poste Italiane SpA(3)	5,564	67,583

Prada SpA	6,900	23,721

RAI Way SpA(3)	4,122	25,422

Recordati SpA	2,026	85,141

Reply SpA	996	64,906

Retelit SpA	14,503	27,120

Salvatore Ferragamo SpA	2,265	42,362

Saras SpA	14,538	27,919

Societa Iniziative Autostradali e Servizi SpA	2,080	35,969

STMicroelectronics NV	18,358	416,913

Technogym SpA(3)	2,741	30,241

Terna Rete Elettrica Nazionale SpA	12,961	85,664

Unione di Banche Italiane SpA	9,342	28,458

UnipolSai Assicurazioni SpA	10,716	29,908

		$3,152,358

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Japan — 13.3%

Activia Properties, Inc.	6	$31,657

Aeon Mall Co., Ltd.	1,800	28,798

Air Water, Inc.	2,000	37,442

Ajinomoto Co., Inc.	2,100	39,926

ANA Holdings, Inc.	1,100	37,772

Asahi Group Holdings, Ltd.	1,200	60,093

Asahi Intecc Co., Ltd.	2,000	55,031

Asahi Kasei Corp.	6,000	66,608

Bandai Namco Holdings, Inc.	1,300	79,936

Bridgestone Corp.	900	37,395

Canon, Inc.	3,000	82,319

Central Japan Railway Co.	200	41,027

Chubu Electric Power Co., Inc.	6,200	93,014

Chugai Pharmaceutical Co., Ltd.	1,500	126,234

Chugoku Electric Power Co., Inc. (The)	4,500	59,948

Citizen Watch Co., Ltd.	8,200	43,596

Daicel Corp.	3,400	30,394

Daido Steel Co., Ltd.	700	30,547

Daiichi Sankyo Co., Ltd.	2,100	138,083

Daikin Industries, Ltd.	500	69,980

Daiwa House REIT Investment Corp.	23	66,971

Daiwa Securities Group, Inc.	7,000	31,464

Dentsu, Inc.	1,000	35,750

East Japan Railway Co.	600	54,469

FamilyMart Co., Ltd.	2,000	49,612

Fast Retailing Co., Ltd.	100	61,669

Frontier Real Estate Investment Corp.	8	35,715

FUJIFILM Holdings Corp.	1,700	74,634

GLP J-REIT	28	36,527

Hankyu Hanshin Holdings, Inc.	1,000	40,017

Hirose Electric Co., Ltd.	315	39,681

Hitachi, Ltd.	1,900	70,913

Hulic Co., Ltd.	4,000	43,427

Inpex Corp.	11,000	101,689

ITOCHU Corp.	3,300	68,996

Iwatani Corp.	1,000	34,677

Japan Airlines Co., Ltd.	900	28,046

Japan Exchange Group, Inc.	2,100	34,668

Japan Hotel REIT Investment Corp.	63	52,255

Japan Post Bank Co., Ltd.	4,800	47,748

Japan Post Holdings Co., Ltd.	5,300	48,650

Japan Prime Realty Investment Corp.	11	52,866

Japan Real Estate Investment Corp.	11	75,084

Japan Retail Fund Investment Corp.	31	72,257

Japan Tobacco, Inc.	3,200	72,329

JFE Holdings, Inc.	4,200	52,532

Security	Shares	Value

Japan (continued)

JXTG Holdings, Inc.	37,400	$174,816

Kajima Corp.	2,000	27,485

Kakaku.com, Inc.	1,900	44,118

Kamigumi Co., Ltd.	1,500	33,917

Kansai Electric Power Co., Inc. (The)	6,700	78,163

Kansai Paint Co., Ltd.	1,400	33,719

Kao Corp.	1,500	120,598

KDDI Corp.	13,200	365,259

Kenedix Office Investment Corp.	6	46,980

Keyence Corp.	300	189,689

Kintetsu Group Holdings Co., Ltd.	800	43,605

Kirin Holdings Co., Ltd.	2,400	50,914

Konica Minolta, Inc.	2,800	20,551

Kuraray Co., Ltd.	2,500	29,743

KYORIN Holdings, Inc.	1,400	24,522

Kyushu Electric Power Co., Inc.	4,800	47,969

Lawson, Inc.	800	44,133

Lion Corp.	2,100	43,948

Makita Corp.	1,000	33,631

Marubeni Corp.	7,000	49,266

Maruichi Steel Tube, Ltd.	1,200	32,770

Medipal Holdings Corp.	1,100	25,132

Megmilk Snow Brand Co., Ltd.	1,400	33,672

MEIJI Holdings Co., Ltd.	500	36,039

Mitsubishi Chemical Holdings Corp.	5,000	38,106

Mitsubishi Corp.	1,300	33,065

Mitsubishi UFJ Financial Group, Inc.	32,000	165,897

Mitsui & Co., Ltd.	3,900	66,978

Mizuho Financial Group, Inc.	67,300	104,482

Mori Hills REIT Investment Corp.	25	41,319

MS&AD Insurance Group Holdings, Inc.	1,800	58,124

Murata Manufacturing Co., Ltd.	1,500	81,672

NEC Corp.	1,500	59,446

NH Foods, Ltd.	1,000	42,016

Nippon Accommodations Fund, Inc.	8	50,338

Nippon Building Fund, Inc.	11	83,453

Nippon Paint Holdings Co., Ltd.	1,200	65,353

Nippon Prologis REIT, Inc.	26	72,625

Nippon Shinyaku Co., Ltd.	300	27,065

Nippon Shokubai Co., Ltd.	600	36,998

Nippon Steel Corp.	4,500	65,680

Nippon Telegraph & Telephone Corp.	3,400	168,786

Nissan Chemical Corp.	900	36,952

Nissan Motor Co., Ltd.	4,100	25,873

Nisshin Seifun Group, Inc.	1,300	25,771

Nissin Foods Holdings Co., Ltd.	400	30,214

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Nitori Holdings Co., Ltd.	400	$60,884

Nomura Real Estate Master Fund, Inc.	21	40,143

Nomura Research Institute, Ltd.	3,600	76,430

NTT Data Corp.	4,400	57,776

NTT DoCoMo, Inc.	12,000	328,981

Obic Co., Ltd.	300	37,562

Oji Holdings Corp.	4,300	22,232

Olympus Corp.	5,100	69,392

Ono Pharmaceutical Co., Ltd.	2,500	47,092

Oriental Land Co., Ltd.	700	102,621

ORIX Corp.	3,500	55,002

Orix JREIT, Inc.	11	24,872

Osaka Gas Co., Ltd.	6,100	119,283

Otsuka Holdings Co., Ltd.	2,400	100,056

Pan Pacific International Holdings Corp.	2,000	31,483

Rakuten, Inc.	3,000	28,600

Recruit Holdings Co., Ltd.	2,300	76,438

Resona Holdings, Inc.	7,500	32,614

Ricoh Co., Ltd.	4,000	35,622

Rinnai Corp.	600	44,102

Santen Pharmaceutical Co., Ltd.	1,500	26,570

Seiko Epson Corp.	1,700	24,040

Sekisui House, Ltd.	2,000	43,129

Seven & i Holdings Co., Ltd.	2,200	83,117

Shikoku Electric Power Co., Inc.	2,600	25,775

Shimadzu Corp.	1,200	32,047

Shimano, Inc.	300	49,935

Shin-Etsu Chemical Co., Ltd.	1,300	144,952

Shionogi & Co., Ltd.	1,100	66,025

Sompo Holdings, Inc.	1,600	62,890

Sony Corp.	1,600	97,391

Sony Financial Holdings, Inc.	1,200	25,816

Subaru Corp.	1,100	31,523

Sumitomo Corp.	1,600	25,988

Sumitomo Mitsui Financial Group, Inc.	3,500	124,261

Sumitomo Mitsui Trust Holdings, Inc.	1,500	54,668

Suntory Beverage & Food, Ltd.	900	38,476

Suzuki Motor Corp.	1,000	47,214

Sysmex Corp.	500	32,624

Taiheiyo Cement Corp.	1,500	42,433

Taisho Pharmaceutical Holdings Co., Ltd.	600	42,705

Taiyo Nippon Sanso Corp.	1,300	30,433

Takeda Pharmaceutical Co., Ltd.	3,800	137,306

TEIJIN, Ltd.	1,400	28,054

Terumo Corp.	1,800	58,746

Toho Gas Co., Ltd.	1,500	58,423

Security	Shares	Value

Japan (continued)

Tokio Marine Holdings, Inc.	2,200	$118,944

Tokyo Gas Co., Ltd.	3,800	92,762

Tokyu Corp.	2,000	37,827

Toppan Printing Co., Ltd.	2,000	36,991

Toray Industries, Inc.	9,300	65,724

Toshiba Corp.	1,800	61,553

Toyo Suisan Kaisha, Ltd.	1,000	42,105

Toyobo Co., Ltd.	1,800	24,331

Toyota Motor Corp.	3,200	222,019

Trend Micro, Inc.	600	30,284

Tsuruha Holdings, Inc.	200	22,498

Unicharm Corp.	1,500	50,836

United Urban Investment Corp.	36	72,627

West Japan Railway Co.	400	34,756

Yakult Honsha Co., Ltd.	600	34,386

Yamato Holdings Co., Ltd.	2,000	33,545

Yamato Kogyo Co., Ltd.	1,000	25,942

Yamazaki Baking Co., Ltd.	2,000	34,097

Z Holdings Corp.	11,200	34,482

		$9,484,733

Netherlands — 4.4%

ABN AMRO Bank NV(3)	1,800	$33,552

Accell Group	1,483	36,838

Akzo Nobel NV	2,765	254,915

ASML Holding NV	1,965	515,054

ASR Nederland NV	1,620	59,387

Cimpress NV(1)	241	31,841

Corbion NV	2,072	59,859

Eurocommercial Properties NV	1,255	40,051

GrandVision NV(3)	1,280	39,130

IMCD NV	840	65,591

ING Groep NV	19,984	226,288

InterXion Holding NV(1)	702	61,930

Koninklijke KPN NV	47,300	146,837

Koninklijke Philips NV	7,345	322,255

Koninklijke Vopak NV	1,452	79,766

NN Group NV	1,302	49,680

NXP Semiconductors NV	500	56,840

Prosus NV(1)	3,222	222,186

Randstad NV	1,087	60,325

Signify NV(3)	769	22,532

Unilever NV(2)	10,005	591,362

Wolters Kluwer NV	2,003	147,527

		$3,123,746

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

New Zealand — 1.1%

A2 Milk Co., Ltd.(1)	10,259	$85,174

Auckland International Airport, Ltd.	12,240	72,948

Contact Energy, Ltd.	9,580	45,310

Fisher & Paykel Healthcare Corp., Ltd.	6,665	81,748

Fletcher Building, Ltd.	21,151	62,144

Goodman Property Trust	27,739	37,869

Mercury NZ, Ltd.	13,643	43,385

Precinct Properties New Zealand, Ltd.	27,851	32,478

Pushpay Holdings, Ltd.(1)	12,186	24,541

Restaurant Brands New Zealand, Ltd.(1)	1,138	8,693

SKYCITY Entertainment Group, Ltd.	23,126	57,938

Spark New Zealand, Ltd.	19,416	55,698

Xero, Ltd.(1)	1,765	83,721

Z Energy, Ltd.	22,601	77,611

		$769,258

Norway — 2.2%

Atea ASA	6,274	$79,275

Borregaard ASA	5,977	57,588

DNB ASA	6,391	116,363

Entra ASA(3)	6,540	97,938

Equinor ASA	7,438	138,091

Europris ASA(3)	9,810	26,623

Fjordkraft Holding ASA(3)	4,604	24,978

Gjensidige Forsikring ASA	1,701	31,800

Golar LNG, Ltd.(2)	2,500	34,425

Kongsberg Gruppen ASA	1,873	27,671

Mowi ASA	4,027	98,307

Nordic Nanovector ASA(1)	8,892	20,002

Opera, Ltd. ADR(1)	2,900	29,203

Orkla ASA	11,104	106,730

Scatec Solar ASA(3)	3,300	36,712

Ship Finance International, Ltd.	2,400	34,728

SpareBank 1 SMN	3,485	37,549

SpareBank 1 SR-Bank ASA	2,455	26,159

Telenor ASA	11,588	216,878

Tomra Systems ASA	4,059	109,403

Veidekke ASA	5,744	62,287

Yara International ASA	3,318	129,257

		$1,541,967

Portugal — 1.1%

Altri SGPS SA	9,653	$58,923

Banco Comercial Portugues SA	599,339	135,914

Corticeira Amorim SGPS SA	2,318	24,950

CTT-Correios de Portugal SA	18,519	59,206

Security	Shares	Value

Portugal (continued)

EDP Renovaveis SA	2,527	$28,824

EDP-Energias de Portugal SA	23,100	95,154

Galp Energia SGPS SA, Class B	7,678	122,808

Jeronimo Martins SGPS SA	7,890	132,581

NOS SGPS SA	22,214	132,068

Semapa-Sociedade de Investimento e Gestao	1,523	20,975

		$811,403

Singapore — 2.3%

Ascendas Real Estate Investment Trust	23,500	$54,733

CapitaLand Commercial Trust, Ltd.	20,500	30,873

CapitaLand Mall Trust	15,800	29,480

ComfortDelGro Corp., Ltd.	14,100	23,810

DBS Group Holdings, Ltd.	5,300	101,023

Ezion Holdings, Ltd.(1)(4)	160,000	0

First Resources, Ltd.	21,600	24,255

Flex, Ltd.(1)	14,057	165,170

Genting Singapore, Ltd.	146,700	101,210

Hutchison Port Holdings Trust	187,500	29,044

Jardine Cycle & Carriage, Ltd.	2,600	62,510

Keppel Infrastructure Trust	106,657	41,972

Mapletree Industrial Trust	17,200	32,218

Mapletree Logistics Trust	30,900	38,140

Raffles Medical Group, Ltd.	38,400	28,509

SATS, Ltd.	7,300	27,072

Sembcorp Industries, Ltd.	21,400	35,928

Sheng Siong Group, Ltd.	43,800	37,649

Singapore Airlines, Ltd.	4,000	27,647

Singapore Exchange, Ltd.	7,000	45,959

Singapore Post, Ltd.	26,100	18,402

Singapore Technologies Engineering, Ltd.	19,500	57,122

Singapore Telecommunications, Ltd.	95,100	230,290

Suntec Real Estate Investment Trust	27,000	36,885

United Overseas Bank, Ltd.	4,500	88,593

Venture Corp., Ltd.	7,600	88,157

Wilmar International, Ltd.	60,800	167,168

		$1,623,819

Spain — 4.3%

Aena SME SA(3)	685	$125,740

Almirall SA	2,800	52,590

Amadeus IT Group SA	4,056	300,056

Applus Services SA	2,203	26,622

Banco Bilbao Vizcaya Argentaria SA	14,580	76,790

Banco Santander SA	36,890	148,124

Bankia SA	9,179	17,512

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Spain (continued)

Bankinter SA	3,250	$22,509

CaixaBank SA	13,396	38,414

Cellnex Telecom SA(3)	1,600	69,038

Cia de Distribucion Integral Logista Holdings SA	1,300	27,257

Coca-Cola European Partners PLC	4,700	251,497

Ebro Foods SA	2,380	52,248

Ence Energia y Celulosa SA(2)	5,468	21,592

Endesa SA	1,800	49,023

Faes Farma SA	12,265	70,482

Ferrovial SA	3,459	102,052

Grifols SA	6,503	209,790

Iberdrola SA	25,551	262,639

Industria de Diseno Textil SA(2)	9,271	288,892

Merlin Properties Socimi SA	18,477	271,997

Prosegur Cash SA(3)	10,000	15,637

Prosegur Cia de Seguridad SA	4,500	17,463

Red Electrica Corp. SA	1,244	25,001

Repsol SA	19,251	317,251

Telefonica SA	28,419	218,237

Tubacex SA	12,500	37,098

		$3,115,551

Sweden — 4.4%

Alfa Laval AB	2,000	$46,291

Arjo AB, Class B	8,801	36,298

Assa Abloy AB, Class B	2,883	68,467

Attendo AB(3)	5,579	28,487

Avanza Bank Holding AB	5,229	44,612

Axfood AB	2,453	52,835

BillerudKorsnas AB	5,767	69,360

BioGaia AB, Class B	921	35,092

Bonava AB, Class B	2,000	19,289

Castellum AB	6,400	130,788

Elekta AB, Class B	9,796	136,466

Epiroc AB, Class A(2)	2,897	32,641

Epiroc AB, Class B	2,729	29,723

Essity AB, Class B	7,154	223,496

Fabege AB	7,085	105,811

Fingerprint Cards AB, Class B(1)(2)	20,825	38,739

Granges AB	4,911	47,805

Hennes & Mauritz AB, Class B	8,337	174,739

Hexpol AB	5,839	52,097

Holmen AB, Class B	2,532	74,721

Husqvarna AB, Class B	3,790	29,035

ICA Gruppen AB	1,559	68,988

JM AB	2,031	52,028

Security	Shares	Value

Sweden (continued)

Lundin Petroleum AB	4,713	$156,085

Modern Times Group MTG AB, Class B(1)	3,758	34,851

Mycronic AB	2,681	44,626

NetEnt AB	6,918	19,570

Nibe Industrier AB, Class B	2,889	39,557

Nordic Entertainment Group AB, Class B	1,265	35,958

Nyfosa AB(1)	5,600	37,423

Pandox AB	1,500	30,017

Securitas AB, Class B	1,900	30,423

Skandinaviska Enskilda Banken AB, Class A	10,460	100,325

Skanska AB, Class B	1,238	26,378

Svenska Cellulosa AB SCA, Class B	9,048	92,327

Svenska Handelsbanken AB, Class A	9,558	95,922

Swedbank AB, Class A	6,479	90,792

Swedish Orphan Biovitrum AB(1)	3,766	59,722

Tele2 AB, Class B	4,040	57,833

Telefonaktiebolaget LM Ericsson, Class B	27,249	238,123

Telia Co. AB(2)	50,998	224,336

Trelleborg AB, Class B	1,700	27,490

Volvo AB, Class B	2,772	41,541

Wallenstam AB, Class B	3,540	38,771

		$3,119,878

Switzerland — 9.0%

Adecco Group AG	1,216	$72,287

ALSO Holding AG	375	55,824

Baloise Holding AG	396	73,242

Banque Cantonale Vaudoise	57	44,695

Belimo Holding AG	7	43,908

BKW AG	600	44,285

Cembra Money Bank AG	670	71,050

Cie Financiere Richemont SA	8,503	668,175

Comet Holding AG	287	28,715

DKSH Holding AG	773	36,757

dormakaba Holding AG	68	43,559

Ems-Chemie Holding AG	243	152,239

Flughafen Zurich AG	187	33,696

Forbo Holding AG	69	109,951

Geberit AG	315	160,048

Givaudan SA	117	343,738

Helvetia Holding AG	425	59,699

Implenia AG	883	33,651

Inficon Holding AG	86	61,697

Intershop Holding AG	78	42,903

Kuehne & Nagel International AG	464	74,962

Landis+Gyr Group AG	1,111	103,160

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Switzerland (continued)

Mobilezone Holding AG	4,644	$50,488

Nestle SA	8,426	901,425

Novartis AG	4,810	420,275

Partners Group Holding AG	131	102,371

PSP Swiss Property AG	1,056	139,777

Roche Holding AG PC	1,423	428,260

Schindler Holding AG	219	51,862

Schindler Holding AG PC	455	111,473

Schweiter Technologies AG, Bearer Shares	26	26,722

SGS SA	46	119,973

SIG Combibloc Group AG	3,912	54,239

Sika AG	1,945	334,358

Sonova Holding AG	129	29,603

Stadler Rail AG(1)	954	46,337

Swiss Life Holding AG	201	100,664

Swiss Prime Site AG	1,328	136,879

Swiss Re AG	1,248	130,901

Swisscom AG	487	249,098

Temenos AG	1,415	202,445

Valiant Holding AG	270	27,424

Valora Holding AG	245	70,167

Zehnder Group AG	691	30,206

Zurich Insurance Group AG	683	267,531

		$6,390,719

United Kingdom — 9.0%

3i Group PLC	1,796	$26,245

Associated British Foods PLC	1,512	43,644

Assura PLC	34,782	33,709

AstraZeneca PLC	4,222	411,718

Auto Trader Group PLC(3)	7,214	52,563

Avast PLC(3)	5,278	28,340

Aviva PLC	5,903	31,817

BAE Systems PLC	8,600	64,240

Barclays PLC	19,449	42,186

Barratt Developments PLC	3,866	31,615

Bellway PLC	608	24,885

Berkeley Group Holdings PLC	552	31,464

BHP Group PLC	7,729	163,936

Big Yellow Group PLC	2,400	35,519

BP PLC	46,348	293,909

BT Group PLC	35,867	95,186

Bunzl PLC	1,400	36,421

Compass Group PLC	5,483	145,980

ConvaTec Group PLC(3)	24,595	62,833

Croda International PLC	1,035	64,575

Security	Shares	Value

United Kingdom (continued)

Derwent London PLC	1,020	$46,940

Diageo PLC	4,200	171,910

Direct Line Insurance Group PLC	9,041	31,876

Elementis PLC	14,188	27,303

Essentra PLC	5,799	28,609

Experian PLC	2,631	82,933

BMO Commercial Property Trust	14,249	21,689

Ferguson PLC	689	58,836

Fresnillo PLC	4,030	37,232

Great Portland Estates PLC	4,065	41,491

Halma PLC	5,460	132,489

Howden Joinery Group PLC	5,263	39,390

HSBC Holdings PLC	24,670	186,385

Imperial Brands PLC	1,796	39,396

Informa PLC	6,492	65,253

Inmarsat PLC	10,117	72,174

InterContinental Hotels Group PLC	671	40,605

Intertek Group PLC	543	37,649

Land Securities Group PLC	6,288	76,591

Lloyds Banking Group PLC	117,231	86,236

London Stock Exchange Group PLC	511	46,051

LondonMetric Property PLC	32,609	97,897

Marks & Spencer Group PLC	10,387	24,470

Meggitt PLC	3,859	31,224

Merlin Entertainments PLC(3)	8,625	50,814

Micro Focus International PLC	6,709	92,082

Mondi PLC	3,379	70,060

Moneysupermarket.com Group PLC	13,551	60,297

National Grid PLC	30,876	361,011

NCC Group PLC	21,199	51,502

Next PLC	582	49,637

Paragon Banking Group PLC	4,937	32,183

Persimmon PLC	1,061	31,296

Phoenix Group Holdings PLC	2,631	24,032

QinetiQ Group PLC	8,311	33,881

Reckitt Benckiser Group PLC	1,454	112,513

RELX PLC	5,362	129,092

Rentokil Initial PLC	5,526	32,522

Rightmove PLC	13,046	101,266

Rio Tinto PLC	3,415	177,791

Royal Dutch Shell PLC, Class A	9,872	286,170

Royal Mail PLC	6,900	18,882

RSA Insurance Group PLC	4,203	28,435

Safestore Holdings PLC	3,803	34,531

Sage Group PLC (The)	15,349	143,054

Segro PLC	8,635	94,461

Severn Trent PLC	3,397	99,319

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)

Shaftesbury PLC	2,131	$26,113

Smith & Nephew PLC	6,274	134,680

Sophos Group PLC(3)	4,259	31,328

Spirax-Sarco Engineering PLC	358	36,739

Standard Life Aberdeen PLC	8,792	34,567

Tate & Lyle PLC	7,007	61,117

Taylor Wimpey PLC	12,334	26,453

Tritax Big Box REIT PLC	37,589	73,214

Unilever PLC	2,083	124,728

UNITE Group PLC (The)	2,424	35,305

United Utilities Group PLC	9,445	106,649

Victrex PLC	874	24,829

Vodafone Group PLC	98,554	201,121

WH Smith PLC	1,016	28,791

Whitbread PLC	600	31,582

WM Morrison Supermarkets PLC	8,786	22,697

		$6,360,158

Total Common Stocks (identified cost $66,810,192)		$70,361,359

Rights(1) — 0.0%
Security	Shares	Value

BUWOG AG(4)	1,234	$0

Total Rights (identified cost $0)		$0

Warrants(1) — 0.0%
Security	Shares	Value

Ezion Holdings, Ltd., Exp. 4/16/23, Strike SGD 0.2763(4)	96,000	$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 2.4%
Description	Units/ Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97% (5)	343,801	$343,801

State Street Navigator Securities Lending Government Money Market Portfolio, 1.75%(6)	1,355,834	1,355,834

Total Short-Term Investments (identified cost $1,699,635)		$1,699,635

Total Investments — 101.4% (identified cost $68,509,827)		$72,060,994

Other Assets, Less Liabilities — (1.4)%		$(1,007,425)

Net Assets — 100.0%		$71,053,569

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2019. The aggregate market value of securities on loan at October 31, 2019 was $1,933,519.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $1,620,906 or 2.3% of the Portfolio’s net assets.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 9).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

(6)	Represents investment of cash collateral received in connection with securities lending.

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Portfolio of Investments — continued

Currency Concentration of Portfolio
Currency	Percentage of Net Assets	Value

Euro	38.5%	$27,327,998

Japanese Yen	13.4	9,484,733

British Pound Sterling	9.3	6,612,644

Swiss Franc	9.2	6,536,872

Australian Dollar	8.6	6,120,950

United States Dollar	4.8	3,385,178

Swedish Krona	4.5	3,194,894

Hong Kong Dollar	4.1	2,921,061

Danish Krone	2.2	1,591,643

Norwegian Krone	2.0	1,443,611

Singapore Dollar	2.0	1,429,605

Israeli Shekel	1.9	1,326,268

New Zealand Dollar	1.0	685,537

Total Investments	101.4%	$72,060,994

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Industrials	10.7%	$7,600,148

Financials	10.6	7,575,569

Consumer Staples	10.5	7,463,806

Consumer Discretionary	9.9	7,027,948

Information Technology	9.5	6,793,857

Health Care	9.5	6,740,544

Materials	9.1	6,465,525

Communication Services	8.4	5,958,951

Real Estate	8.1	5,739,566

Utilities	7.2	5,109,097

Energy	5.5	3,886,348

Short-Term Investments	2.4	1,699,635

Total Investments	101.4%	$72,060,994

Abbreviations:

ADR	–	American Depositary Receipt

CDI	–	CHESS Depositary Interest

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

Currency Abbreviations:

SGD	–	Singapore Dollar

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value including $1,933,519 of securities on loan (identified cost, $68,166,026)	$71,717,193

Affiliated investment, at value (identified cost, $343,801)	343,801

Foreign currency, at value (identified cost, $54,701)	54,782

Dividends receivable	123,968

Dividends receivable from affiliated investment	358

Receivable for investments sold	6,890,318

Securities lending income receivable	1,509

Tax reclaims receivable	279,755

Total assets	$79,411,684

Liabilities

Collateral for securities loaned	$1,355,834

Payable for investments purchased	6,899,893

Payable to affiliates:

Investment adviser fee	29,561

Trustees’ fees	327

Accrued expenses	72,500

Total liabilities	$8,358,115

Net Assets applicable to investors’ interest in Portfolio	$71,053,569

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $318,887)	$2,224,252

Dividends from affiliated investment	4,175

Securities lending income, net	2,577

Total investment income	$2,231,004

Expenses

Investment adviser fee	$341,403

Trustees’ fees and expenses	4,033

Custodian fee	68,967

Legal and accounting services	54,323

Miscellaneous	33,961

Total expenses	$502,687

Net investment income	$1,728,317

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $2,128)	$3,994,374

Investment transactions — affiliated investment	(27)

Foreign currency transactions	(10,941)

Net realized gain	$3,983,406

Change in unrealized appreciation (depreciation) —

Investments	$1,665,670

Investments — affiliated investment	24

Foreign currency	12,559

Net change in unrealized appreciation (depreciation)	$1,678,253

Net realized and unrealized gain	$5,661,659

Net increase in net assets from operations	$7,389,976

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$1,728,317	$1,416,578

Net realized gain (loss)	3,983,406	(211,552)

Net change in unrealized appreciation (depreciation)	1,678,253	(5,289,631)

Net increase (decrease) in net assets from operations	$7,389,976	$(4,084,605)

Capital transactions —

Contributions	$4,518,129	$5,441,279

Withdrawals	(8,896,244)	(8,995,378)

Net decrease in net assets from capital transactions	$(4,378,115)	$(3,554,099)

Net increase (decrease) in net assets	$3,011,861	$(7,638,704)

Net Assets

At beginning of year	$68,041,708	$75,680,412

At end of year	$71,053,569	$68,041,708

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.74%	0.71%	0.68%	0.97%	0.92%

Net investment income	2.53%	1.90%	2.30%	2.19%	2.06%

Portfolio Turnover	37%	30%	26%	14%	11%

Total Return	11.59%	(5.77)%	22.05%	0.74%	0.31%

Net assets, end of year (000’s omitted)	$71,054	$68,042	$75,680	$65,395	$71,918

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

32	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 52.0% and 48.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

33

Tax-Managed International Equity Portfolio

October 31, 2019

Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $341,403 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $24,887,814 and $27,310,924, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$68,855,743

Gross unrealized appreciation	$8,801,041

Gross unrealized depreciation	(5,595,790)

Net unrealized appreciation	$3,205,251

34

Tax-Managed International Equity Portfolio

October 31, 2019

Notes to Financial Statements — continued

5  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2019, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $1,933,519 and $2,029,920, respectively. Collateral received was comprised of cash of $1,355,834 and U.S. government and/or agencies securities of $674,086. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time. The carrying amount of the liability for collateral for securities loaned at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2019.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

35

Tax-Managed International Equity Portfolio

October 31, 2019

Notes to Financial Statements — continued

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $343,801, which represents 0.5% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$349,200	$6,463,709	$(6,469,105)	$(27)	$24	$343,801	$4,175	343,801

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Asia/Pacific	$542,790	$20,811,703		$0	$21,354,493

Developed Europe	964,972	46,446,138		16,560	47,427,670

Developed Middle East	252,928	1,326,268		—	1,579,196

Total Common Stocks	$1,760,690	$68,584,109	**	$16,560	$70,361,359

Rights	$—	$—		$0	$0

Warrants	—	—		0	0

Short-Term Investments	1,355,834	343,801		—	1,699,635

Total Investments	$3,116,524	$68,927,910		$16,560	$72,060,994

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

36

Tax-Managed International Equity Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

38

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

39

Parametric

Tax-Managed International Equity Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.19

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Short Duration Government Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	29

Federal Tax Information	30

Management and Organization	31

Important Notices	34

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising interest rate environment at the beginning of the period gave way to a falling interest rate climate against the backdrop of multiple domestic and international uncertainties.

With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.

The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

As a whole, the 12-month period ended October 31, 2019 was marked by strong performance across U.S. bond markets. Higher-rated6 bonds generally outperformed lower-rated bonds while longer-duration7 issues outperformed shorter-duration issues during the period. The Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. investment-grade bond market, returned 11.51%, underperforming the 14.33% return of the S&P 500® Index, a broad measure of the U.S. stock market.

U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 15.37%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 8.32% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Short Duration Government Income Fund (the Fund) returned 1.78% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index (the Index), which returned 4.54%.

As calendar year 2018 came to a close, Fund management believed the bond market was underestimating the resolve of the Fed to normalize the federal funds rate. This resulted in the Fund maintaining a shorter-than-Index duration by period-end. However, market volatility and economic uncertainty caused the Fed to quickly reverse course by cutting the federal funds rate three times in 2019. U.S. Treasury yields across most of the yield curve8 fell by over 1% during the period, helping longer-duration portfolios outperform the Index by a wide margin.

The main detractor from Fund performance relative to the Index during the period was investments in floating-rate agency mortgage-backed securities (MBS), which underperformed U.S. Treasurys as interest rates fell and as agency MBS spreads widened. As interest rates fall, an increasing number of homeowners may seek to refinance their mortgages, which tends to result in faster prepayments and wider spreads. During the period, agency MBS spreads widened more than at any point in the past five years, which caused the sector to underperform U.S. Treasurys. Additionally, the Fund’s use of U.S. Treasury futures contracts to limit the interest rate risk of certain investments detracted from performance as interest rates fell and longer-duration assets outperformed.

Fund investments in fixed-rate agency MBS served as a positive contributor to relative performance during the period, as falling Treasury yields caused prices of these securities to rise.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2002	09/30/2002	1.78%	1.49%	1.68%
Class A with 2.25% Maximum Sales Charge	—	—	–0.52	1.02	1.45
Class C at NAV	09/30/2002	09/30/2002	1.18	0.88	1.07
Class C with 1% Maximum Sales Charge	—	—	0.19	0.88	1.07
Class I at NAV	05/04/2009	09/30/2002	2.04	1.74	1.93
ICE BofAML 1–3 Year U.S. Treasury Index	—	—	4.54%	1.33%	1.19%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.89%	1.49%	0.64%
Net			0.85	1.45	0.60

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$11,127	N.A.
Class I	$250,000	10/31/2009	$302,602	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, if any, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,003.90	$4.44	0.88%
Class C	$1,000.00	$1,000.90	$7.46	1.48%
Class I	$1,000.00	$1,005.20	$3.18	0.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.48	0.88%
Class C	$1,000.00	$1,017.70	$7.53	1.48%
Class I	$1,000.00	$1,022.00	$3.21	0.63%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments

Mortgage Pass-Throughs — 26.0%
Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:

2.405%, (COF + 1.25%), with maturity at 2025(1)	$114		$114,205

2.876%, (COF + 1.25%), with maturity at 2035(1)	1,030		1,040,559

2.905%, (COF + 1.87%), with maturity at 2022(1)	0	(2)	368

3.332%, (COF + 2.28%), with maturity at 2025(1)	262		264,067

3.50%, with maturity at 2049	41,776		43,120,061

3.53%, (COF + 1.25%), with maturity at 2032(1)	211		215,886

3.85%, (COF + 1.25%), with maturity at 2034(1)	50		51,394

4.047%, (COF + 1.25%), with maturity at 2029(1)	14		14,595

4.079%, (COF + 2.28%), with maturity at 2037(1)	1,126		1,143,647

4.222%, (5 yr. CMT + 2.52%), with maturity at 2032(1)	297		307,239

4.446%, (COF + 1.25%), with maturity at 2030(1)	309		322,623

4.50%, with various maturities to 2049	166,210		174,235,984

4.514%, (1 yr. CMT + 1.98%), with maturity at 2034(1)	1,654		1,734,943

4.619%, (1 yr. CMT + 2.26%), with maturity at 2035(1)	3,388		3,571,557

4.625%, (1 yr. CMT + 2.33%), with maturity at 2036(1)	1,132		1,192,912

4.667%, (COF + 1.25%), with maturity at 2033(1)	1,164		1,200,391

4.764%, (1 yr. CMT + 2.25%), with maturity at 2038(1)	1,184		1,249,781

4.793%, (1 yr. CMT + 2.23%), with maturity at 2036(1)	1,288		1,357,908

4.823%, (1 yr. CMT + 2.28%), with maturity at 2023(1)	122		123,600

6.00%, with maturity at 2029	222		246,677

7.00%, with maturity at 2033	169		185,585

8.00%, with various maturities to 2025	3		3,324

			$231,697,306

Federal National Mortgage Association:

2.391%, (COF + 1.25%), with maturity at 2033(1)	$244		$244,506

2.395%, (COF + 1.25%), with maturity at 2038(1)	96		95,898

2.405%, (COF + 1.25%). with various maturities to 2037(1)	486		486,778

2.954%, (COF + 1.80%), with maturity at 2029(1)	3		3,144

2.999%, (COF + 1.25%), with maturity at 2036(1)	124		124,217

3.139%, (COF + 2.14%), with maturity at 2030(1)	126		127,225

3.166%, (COF + 1.25%), with maturity at 2034(1)	850		860,081

3.413%, (COF + 1.25%), with maturity at 2034(1)	1,304		1,329,301

3.423%, (COF + 1.25%), with maturity at 2036(1)	284		286,404

3.518%, (COF + 1.25%), with maturity at 2035(1)	369		375,680

3.665%, (COF + 2.34%), with maturity at 2026(1)	199		201,112

3.829%, (COF + 1.25%), with maturity at 2034(1)	775		789,518

3.885%, (COF + 1.79%), with maturity at 2036(1)	844		865,917

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

3.999%, (COF + 1.25%), with maturity at 2036(1)	$74	$76,648

4.071%, (COF + 1.73%), with maturity at 2035(1)	591	608,615

4.089%, (COF + 1.78%), with maturity at 2035(1)	412	424,556

4.108%, (COF + 1.25%), with maturity at 2033(1)	359	375,980

4.148%, (COF + 1.81%), with maturity at 2034(1)	391	407,941

4.366%, (1 yr. CMT + 2.06%), with maturity at 2033(1)	353	371,567

4.475%, (1 yr. CMT + 2.13%), with maturity at 2037(1)	1,098	1,157,994

4.493%, (1 yr. CMT + 2.25%), with maturity at 2033(1)	2,689	2,834,997

4.50%, with various maturities to 2049	350,352	369,866,541

4.545%, (COF + 1.87%), with maturity at 2034(1)	378	389,256

4.549%, (1 yr. CMT + 2.12%), with maturity at 2040(1)	381	400,440

4.613%, (1 yr. CMT + 2.18%), with maturity at 2036(1)	383	403,526

4.626%, (1 yr. CMT + 2.20%), with maturity at 2039(1)	2,027	2,138,258

4.666%, (1 yr. USD LIBOR + 1.75%), with maturity at 2035(1)	752	785,706

4.669%, (COF + 1.49%), with maturity at 2029(1)	499	523,347

4.703%, (1 yr. CMT + 2.12%), with maturity at 2031(1)	770	786,265

4.80%, (1 yr. USD LIBOR + 1.80%), with maturity at 2034(1)	433	454,567

4.92%, (1 yr. CMT + 2.46%), with maturity at 2038(1)	705	743,596

5.00%, with various maturities to 2049	205,817	220,791,037

5.072%, (COF + 1.72%), with maturity at 2034(1)	181	190,668

6.00%, with various maturities to 2031	131	143,187

6.328%, (COF + 2.00%), with maturity at 2032(1)	111	120,546

6.445%, (COF + 1.79%), with various maturities to 2021(1)	13	12,496

6.445%, (COF + 1.72%), with various maturities to 2021(1)	2	1,469

		$609,798,984

Government National Mortgage Association:

4.00%, with maturity at 2049	$2,847	$2,976,510

4.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(1)	267	273,092

4.50%, with various maturities to 2049	242,598	256,078,490

5.00%, with various maturities to 2049	66,593	70,758,695

		$330,086,787

Total Mortgage Pass-Throughs (identified cost $1,155,646,987)		$1,171,583,077

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 63.0%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 1395, Class F, 1.805%, (COF + 0.65%), 10/15/22(3)	$9	$8,663

Series 2135, Class JZ, 6.00%, 3/15/29	680	756,579

Series 3325, Class CF, 2.261%, (1 mo. USD LIBOR + 0.34%), 6/15/37(3)	1,616	1,605,597

Series 3382, Class FG, 2.521%, (1 mo. USD LIBOR + 0.60%), 11/15/37(3)	1,440	1,452,675

Series 3866, Class DF, 3.371%, (1 mo. USD LIBOR + 1.45%), 5/15/41(3)	2,325	2,392,828

Series 4102, Class DF, 3.182%, (1 mo. USD LIBOR + 1.15%), 9/15/42(3)	2,162	2,203,615

Series 4114, Class YF, 3.021%, (1 mo. USD LIBOR + 1.10%), 10/15/42(3)	3,209	3,270,787

Series 4159, Class FP, 2.932%, (1 mo. USD LIBOR + 0.90%), 11/15/42(3)	2,005	2,007,283

Series 4177, Class MP, 2.50%, 3/15/43	206	205,456

Series 4180, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 1/15/43(3)	5,620	5,636,096

Series 4204, Class AF, 3.032%, (1 mo. USD LIBOR + 1.00%), 5/15/43(3)	2,855	2,863,944

Series 4223, Class NF, 2.982%, (1 mo. USD LIBOR + 0.95%), 7/15/43(3)	6,937	7,039,928

Series 4249, Class CF, 2.832%, (1 mo. USD LIBOR + 0.80%), 9/15/43(3)	16,848	17,027,166

Series 4299, Class JG, 2.50%, 7/15/43	4,221	4,264,439

Series 4337, Class YT, 3.50%, 4/15/49	2,053	2,094,050

Series 4385, Class SC, 4.593%, (9.33% - 1 mo. USD LIBOR x 2.33), 9/15/44(4)	110	116,763

Series 4389, Class CA, 3.00%, 9/15/44	5,171	5,286,110

Series 4407, Class LN, 4.587%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(4)	54	55,076

Series 4448, Class AF, 3.032%, (1 mo. USD LIBOR + 1.00%), 5/15/43(3)	12,018	12,114,069

Series 4495, Class JA, 3.50%, 5/15/45	477	477,310

Series 4584, Class PM, 3.00%, 5/15/46	1,631	1,662,465

Series 4594, Class FM, 3.032%, (1 mo. USD LIBOR + 1.00%), 6/15/46(3)	1,323	1,335,803

Series 4608, Class TV, 3.50%, 1/15/55	2,068	2,097,121

Series 4619, Class KF, 2.782%, (1 mo. USD LIBOR + 0.75%), 6/15/39(3)	1,964	1,958,909

Series 4631, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 10/15/46(3)	1,304	1,316,034

Series 4631, Class NF, 3.032%, (1 mo. USD LIBOR + 1.00%), 11/15/46(3)	12,784	12,939,444

Series 4637, Class QF, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/15/44(3)	12,844	12,879,184

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4639, Class KF, 3.332%, (1 mo. USD LIBOR + 1.30%), 12/15/44(3)	$9,063	$9,265,869

Series 4645, Class CF, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/15/44(3)	8,220	8,299,204

Series 4678, Class PC, 3.00%, 1/15/46	6,088	6,135,501

Series 4680, Class YF, 3.032%, (1 mo. USD LIBOR + 1.00%), 12/15/46(3)	1,554	1,559,583

Series 4681, Class JZ, 2.50%, 5/15/47	872	884,302

Series 4700, Class UF, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/15/47(3)	4,248	4,259,758

Series 4717, Class PF, 2.921%, (1 mo. USD LIBOR + 1.00%), 8/15/47(3)	6,950	6,957,327

Series 4731, Class FQ, 3.032%, (1 mo. USD LIBOR + 1.00%), 11/15/47(3)	1,268	1,272,945

Series 4735, Class F, 3.032%, (1 mo. USD LIBOR + 1.00%), 12/15/47(3)	4,306	4,328,551

Series 4746, Class CZ, 4.00%, 11/15/47	757	759,693

Series 4749, Class HF, 3.032%, (1 mo. USD LIBOR + 1.00%), 1/15/48(3)	3,954	3,972,069

Series 4751, Class ZC, 4.00%, 11/15/47	851	855,332

Series 4754, Class FJ, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/15/44(3)	9,093	9,118,741

Series 4754, Class FK, 3.032%, (1 mo. USD LIBOR + 1.00%), 1/15/54(3)	14,300	14,348,288

Series 4767, Class FK, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/15/48(3)	5,505	5,507,030

Series 4767, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/15/48(3)	2,011	2,012,132

Series 4768, Class JF, 3.032%, (1 mo. USD LIBOR + 1.00%), 2/15/48(3)	1,753	1,756,170

Series 4774, Class MH, 4.50%, 12/15/42	13,201	13,810,188

Series 4774, Class QD, 4.50%, 1/15/43	6,460	6,754,911

Series 4775, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 2/15/48(3)	4,921	4,924,559

Series 4776, Class C, 4.50%, 3/15/43	11,773	12,292,916

Series 4777, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/15/48(3)	1,260	1,258,256

Series 4795, Class FK, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/15/48(3)	5,331	5,329,195

Series 4795, Class NF, 3.032%, (1 mo. USD LIBOR + 1.00%), 6/15/48(3)	13,626	13,618,724

Series 4815, Class DF, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/15/48(3)	6,551	6,567,583

Series 4818, Class BF, 2.921%, (1 mo. USD LIBOR + 1.00%), 8/15/48(3)	5,831	5,841,087

Series 4845, Class EA, 4.50%, 6/15/43	36,322	37,129,485

Series 4846, Class EA, 4.50%, 8/15/43	29,487	30,153,327

Series 4850, Class CA, 4.50%, 6/15/43	27,004	27,558,180

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4852, Class DZ, 4.00%, 12/15/48	$2,328	$2,331,827

Series 4858, Class LA, 4.50%, 8/15/43	43,266	45,432,864

Series 4859, Class GA, 4.50%, 10/15/43	15,550	15,900,939

Series 4860, Class FA, 2.371%, (1 mo. USD LIBOR + 0.45%), 2/15/49(3)	25,943	25,938,066

Series 4876, Class FA, 2.621%, (1 mo. USD LIBOR + 0.70%), 5/15/49(3)	23,920	24,075,905

Series 4892, Class ZB, 4.00%, 1/15/48	10,228	10,248,256

Series 4900, Class ZT, 4.00%, 7/25/49	24,467	24,598,451

Series 4903, Class EZ, 4.00%, 9/15/48	8,577	8,577,803

Series 4904, Class HZ, 4.00%, 8/25/49	10,095	10,154,752

Series 4908, Class ZB, 4.00%, 8/25/49	12,026	12,076,581

Series 4908, Class ZP, 4.00%, 8/25/49	18,159	18,256,382

Series 4910, Class ZG, 3.50%, 9/25/49	32,054	32,178,859

Series 4910, Class ZN, 3.50%, 6/15/49	15,126	15,150,327

Series 4911, Class JZ, 3.50%, 9/25/49	14,281	14,289,849

Series 4914, Class DZ, 4.00%, 9/25/49	4,323	4,330,657

Series 4914, Class LZ, 3.50%, 9/25/49	17,092	17,250,420

Series 4919, Class ZJ, 3.50%, 9/25/49	31,853	31,867,613

Series 4922, Class Z, 3.50%, 10/25/49	13,526	13,559,049

Series 4922, Class ZA, 3.50%, 8/25/49	12,323	12,362,240

Series 4922, Class ZN, 3.50%, 4/25/49	21,915	21,947,617

Series 4924, Class AZ, 3.50%, 10/25/49	14,825	14,907,268

Series 4924, Class BZ, 3.50%, 10/25/49	21,170	21,235,987

Series 4924, Class KZ, 3.50%, 10/25/49	5,058	5,075,731

Series 4924, Class LZ, 3.50%, 10/25/49	6,780	6,801,559

Series 4924, Class MZ, 3.50%, 10/25/49	13,862	13,885,154

Series 4924, Class PZ, 3.50%, 10/25/49	5,462	5,490,915

Series 4925, Class ZY, 4.00%, 10/25/49	13,171	13,220,474

Series 4926, Class ZQ, 3.50%, 9/25/49	10,230	10,261,595

Series 4927, Class ZQ, 3.50%, 9/25/49	20,146	20,187,924

Series 4930, Class PZ, 3.50%, 11/25/49	12,879	12,905,561

Interest Only:(5)

Series 354, Class C11, 3.50%, 7/15/46	31,181	4,696,152

Series 354, Class C15, 3.50%, 11/15/46	31,900	4,360,614

Series 362, Class C7, 3.50%, 9/15/47	68,250	8,420,686

Series 362, Class C11, 4.00%, 12/15/47	18,036	2,596,570

Series 362, Class C12, 4.00%, 12/15/47	22,796	4,027,938

Series 3030, Class SL, 4.179%, (6.10% - 1 mo. USD LIBOR), 9/15/35(4)	2,247	449,418

Series 3114, Class TS, 4.729%, (6.65% - 1 mo. USD LIBOR), 9/15/30(4)	4,861	666,579

Series 3339, Class JI, 4.669%, (6.59% - 1 mo. USD LIBOR), 7/15/37(4)	1,875	374,103

Series 3872, Class NI, 5.50%, 12/15/21	665	19,243

Series 4088, Class EI, 3.50%, 9/15/41	3,151	320,950

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(5) (continued)

Series 4094, Class CS, 4.079%, (6.00% - 1 mo. USD LIBOR), 8/15/42(4)	$3,281	$627,528

Series 4109, Class SA, 4.279%, (6.20% - 1 mo. USD LIBOR), 9/15/32(4)	2,628	464,191

Series 4212, Class SA, 4.279%, (6.20% - 1 mo. USD LIBOR), 7/15/38(4)	3,747	114,789

Series 4452, Class SP, 4.279%, (6.20% - 1 mo. USD LIBOR), 10/15/43(4)	3,780	404,964

Series 4497, Class CS, 4.279%, (6.20% - 1 mo. USD LIBOR), 9/15/44(4)	2,931	527,200

Series 4507, Class EI, 4.00%, 8/15/44	9,259	1,291,409

Series 4507, Class MI, 3.50%, 8/15/44	3,745	374,484

Series 4549, Class DS, 3.979%, (5.90% - 1 mo. USD LIBOR), 8/15/45(4)	7,275	1,292,611

Series 4601, Class IN, 3.50%, 7/15/46	59,945	8,418,741

Series 4625, Class BI, 3.50%, 6/15/46	11,100	1,464,466

Series 4637, Class IP, 3.50%, 4/15/44	2,652	253,050

Series 4653, Class PI, 3.50%, 7/15/44	2,880	185,025

Series 4672, Class LI, 3.50%, 1/15/43	3,051	223,748

Series 4676, Class DI, 4.00%, 7/15/44	5,067	354,824

Series 4700, Class WI, 3.50%, 1/15/44	12,136	753,223

Series 4749, Class IL, 4.00%, 12/15/47	4,723	709,220

Series 4768, Class IO, 4.00%, 3/15/48	5,590	852,846

Series 4768, Class KI, 4.00%, 11/15/47	9,775	1,428,508

Series 4772, Class PI, 4.00%, 1/15/48	6,073	935,089

Series 4791, Class JI, 4.00%, 5/15/48	11,915	1,625,247

Series 4791, Class SA, 4.279%, (6.20% - 1 mo. USD LIBOR), 5/15/48(4)	34,953	4,856,251

Series 4796, Class AS, 4.279%, (6.20% - 1 mo. USD LIBOR), 5/15/48(4)	22,135	3,110,045

Series 4808, Class IB, 4.00%, 5/15/48	24,386	3,192,698

Series 4820, Class ES, 4.279%, (6.20% - 1 mo. USD LIBOR), 3/15/48(4)	23,135	3,342,590

Principal Only:(6)

Series 213, Class PO, 0.00%, 6/1/31	2,296	2,134,686

Series 239, Class PO, 0.00%, 8/15/36	1,135	1,030,354

Series 246, Class PO, 0.00%, 5/15/37	2,609	2,437,949

Series 3072, Class WO, 0.00%, 11/15/35	1,055	964,905

Series 3342, Class KO, 0.00%, 7/15/37	341	322,531

Series 3476, Class PO, 0.00%, 7/15/38	549	507,148

Series 3862, Class PO, 0.00%, 5/15/41	1,040	944,838

Series 4847, Class OL, 0.00%, 6/15/48	513	510,171

		$907,686,507

Federal National Mortgage Association:

Series G93-17, Class FA, 2.823%, (1 mo. USD LIBOR + 1.00%), 4/25/23(3)	$24	$24,561

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series G97-4, Class FA, 2.689%, (1 mo. USD LIBOR + 0.80%), 6/17/27(3)	$180	$181,327

Series 1993-203, Class PL, 6.50%, 10/25/23	130	138,549

Series 1994-14, Class F, 2.755%, (COF + 1.60%), 10/25/23(3)	115	116,368

Series 2001-4, Class GA, 9.152%, 4/17/25(7)	3	3,371

Series 2009-48, Class WA, 5.838%, 7/25/39(7)	558	604,345

Series 2009-62, Class WA, 5.571%, 8/25/39(7)	874	943,045

Series 2010-112, Class DZ, 4.00%, 10/25/40	1,006	1,050,648

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(4)	323	360,831

Series 2012-14, Class MH, 2.00%, 12/25/40	260	258,372

Series 2012-35, Class GE, 3.00%, 5/25/40	4,060	4,108,616

Series 2012-51, Class FD, 2.403%, (1 mo. USD LIBOR + 0.58%), 5/25/42(3)	34,204	34,443,064

Series 2012-134, Class ZT, 2.00%, 12/25/42	2,465	2,304,404

Series 2013-19, Class HF, 2.823%, (1 mo. USD LIBOR + 1.00%), 3/25/43(3)	2,635	2,646,290

Series 2013-52, Class GA, 1.00%, 6/25/43	2,768	2,662,840

Series 2013-52, Class MD, 1.25%, 6/25/43	2,523	2,396,740

Series 2013-67, Class NF, 2.823%, (1 mo. USD LIBOR + 1.00%), 7/25/43(3)	1,856	1,863,456

Series 2013-119, Class PD, 2.50%, 1/25/43	350	350,588

Series 2014-1, Class HF, 3.532%, (1 mo. USD LIBOR + 1.50%), 6/25/43(3)	2,000	2,029,850

Series 2014-5, Class LB, 2.50%, 7/25/43	1,046	1,048,813

Series 2015-4, Class BF, 2.223%, (1 mo. USD LIBOR + 0.40%), 2/25/45(3)	11,418	11,381,870

Series 2015-74, Class SL, 1.279%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(4)	1,883	1,457,296

Series 2015-93, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 1/25/46(3)	703	710,142

Series 2016-20, Class ZA, 2.50%, 12/25/41	1,674	1,664,750

Series 2016-22, Class ZE, 3.00%, 6/25/44	3,468	3,537,764

Series 2016-49, Class VF, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/25/46(3)	1,644	1,660,875

Series 2016-55, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/25/46(3)	2,083	2,100,168

Series 2016-89, Class ZH, 3.00%, 12/25/46	740	760,358

Series 2017-13, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 2/25/47(3)	610	614,246

Series 2017-15, Class LE, 3.00%, 6/25/46	3,055	3,084,717

Series 2017-26, Class NF, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/25/47(3)	15,559	15,749,851

Series 2017-39, Class JZ, 3.00%, 5/25/47	949	956,755

Series 2017-49, Class PF, 3.032%, (1 mo. USD LIBOR + 1.00%), 7/25/47(3)	1,524	1,522,164

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2017-56, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 7/25/47(3)	$6,972	$7,038,462

Series 2017-57, Class FA, 2.223%, (1 mo. USD LIBOR + 0.40%), 8/25/57(3)	9,671	9,668,604

Series 2017-60, Class NF, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/25/47(3)	2,804	2,811,978

Series 2017-66, Class ZJ, 3.00%, 9/25/57	2,834	2,810,355

Series 2017-76, Class Z, 3.00%, 10/25/57	2,093	2,071,085

Series 2017-96, Class FM, 3.032%, (1 mo. USD LIBOR + 1.00%), 12/25/57(3)	2,590	2,601,125

Series 2017-96, Class Z, 3.00%, 12/25/57	572	564,711

Series 2017-105, Class BF, 2.932%, (1 mo. USD LIBOR + 0.90%), 1/25/48(3)	3,651	3,674,875

Series 2017-106, Class HF, 3.032%, (1 mo. USD LIBOR + 1.00%), 1/25/48(3)	3,360	3,372,527

Series 2017-109, Class LF, 2.982%, (1 mo. USD LIBOR + 0.95%), 1/25/48(3)	541	540,078

Series 2018-11, Class CF, 2.823%, (1 mo. USD LIBOR + 1.00%), 2/25/48(3)	945	948,140

Series 2018-13, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/25/48(3)	1,297	1,295,142

Series 2018-13, Class NF, 3.032%, (1 mo. USD LIBOR + 1.00%), 12/25/57(3)	4,320	4,341,158

Series 2018-14, Class TF, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/25/48(3)	3,256	3,252,278

Series 2018-16, Class ZN, 3.50%, 3/25/48	3,298	3,302,174

Series 2018-19, Class NF, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/25/58(3)	4,303	4,312,213

Series 2018-37, Class ZN, 3.50%, 6/25/48	719	718,312

Series 2018-39, Class EF, 2.123%, (1 mo. USD LIBOR + 0.30%), 6/25/48(3)	11,464	11,411,453

Series 2018-47, Class JF, 3.032%, (1 mo. USD LIBOR + 1.00%), 7/25/48(3)	2,024	2,023,148

Series 2018-54, Class Z, 3.50%, 2/25/48	3,044	3,042,338

Series 2018-57, Class FK, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/25/48(3)	2,173	2,171,530

Series 2018-57, Class HF, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/25/48(3)	277	277,217

Series 2018-58, Class CZ, 4.00%, 8/25/48	2,556	2,562,423

Series 2018-59, Class KF, 2.823%, (1 mo. USD LIBOR + 1.00%), 8/25/48(3)	8,349	8,365,132

Series 2018-64, Class FL, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/25/48(3)	1,965	1,971,137

Series 2018-67, Class FL, 3.032%, (1 mo. USD LIBOR + 1.00%), 9/25/48(3)	87	87,073

Series 2018-87, Class BF, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/25/48(3)	1,969	1,982,245

Series 2019-1, Class FA, 2.423%, (1 mo. USD LIBOR + 0.60%), 2/25/49(3)	55,038	54,846,320

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2019-8, Class FD, 2.523%, (1 mo. USD LIBOR + 0.70%), 3/25/49(3)	$80,756	$81,285,243

Series 2019-8, Class FG, 2.323%, (1 mo. USD LIBOR + 0.50%), 3/25/49(3)	57,672	57,704,249

Series 2019-9, Class LF, 2.373%, (1 mo. USD LIBOR + 0.55%), 3/25/49(3)	64,483	64,858,313

Series 2019-13, Class PZ, 4.00%, 4/25/49	4,912	4,967,894

Series 2019-15, Class Z, 4.50%, 4/25/49	15,171	15,225,609

Series 2019-16, Class AF, 2.373%, (1 mo. USD LIBOR + 0.55%), 4/25/49(3)	40,000	40,108,009

Series 2019-16, Class F, 2.323%, (1 mo. USD LIBOR + 0.50%), 4/25/49(3)	20,980	21,007,122

Series 2019-33, Class ZK, 4.00%, 7/25/49	12,072	12,059,289

Series 2019-36, Class ZN, 3.00%, 7/25/49	3,220	3,225,966

Series 2019-37, Class ZU, 3.50%, 7/25/49	3,984	3,983,233

Series 2019-38, Class JZ, 4.00%, 7/25/49	4,873	4,912,571

Series 2019-41, Class CZ, 4.00%, 8/25/49	11,770	11,770,989

Series 2019-41, Class ZM, 4.00%, 8/25/49	17,298	17,323,339

Series 2019-44, Class ZP, 4.00%, 8/25/49	9,480	9,542,152

Series 2019-50, Class NZ, 3.50%, 9/25/49	4,445	4,463,107

Series 2019-52, Class KZ, 3.50%, 9/25/49	6,601	6,603,914

Series 2019-54, Class Z, 3.50%, 9/25/49	7,370	7,369,797

Series 2019-55, Class ZM, 3.50%, 10/25/49	4,842	4,853,580

Series 2019-57, Class LZ, 3.50%, 10/25/49	3,656	3,674,961

Series 2019-57, Class UZ, 3.50%, 10/25/49	10,343	10,370,230

Series 2019-57, Class Z, 3.50%, 10/25/49	19,099	19,176,669

Series 2019-61, Class DZ, 3.50%, 11/25/49	7,732	7,756,055

Series 2019-63, Class Z, 3.50%, 10/25/49	6,645	6,653,274

Series 2019-64, Class QZ, 3.50%, 11/25/49	4,113	4,112,403

Series 2019-64, Class ZM, 3.50%, 11/25/49	12,879	12,910,650

Series 2019-66, Class JZ, 3.50%, 11/25/49	4,892	4,904,023

Series 2019-67, Class CZ, 3.50%, 11/25/49	5,000	5,002,879

Series 2019-67, Class EZ, 3.00%, 11/25/49	20,743	20,600,337

Series 2019-71, Class AZ, 3.50%, 11/25/49	4,553	4,567,682

Series 2019-71, Class DZ, 3.50%, 11/25/49	10,132	10,164,950

Series 2019-71, Class MZ, 3.50%, 11/25/49	23,028	23,058,509

Interest Only:(5)

Series 296, Class 2, 8.00%, 4/25/24	268	23,441

Series 402, Class 2, 4.00%, 5/25/39	5,465	813,702

Series 424, Class C8, 3.50%, 2/25/48	17,134	2,501,141

Series 2004-60, Class SW, 5.227%, (7.05% - 1 mo. USD LIBOR), 4/25/34(4)	2,558	377,879

Series 2005-68, Class XI, 6.00%, 8/25/35	2,424	554,784

Series 2006-65, Class PS, 5.397%, (7.22% - 1 mo. USD LIBOR), 7/25/36(4)	1,567	358,037

Series 2007-99, Class SD, 4.577%, (6.40% - 1 mo. USD LIBOR), 10/25/37(4)	2,546	483,560

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Interest Only:(5) (continued)

Series 2007-102, Class ST, 4.617%, (6.44% - 1 mo. USD LIBOR), 11/25/37(4)	$1,155	$227,510

Series 2010-135, Class SD, 4.177%, (6.00% - 1 mo. USD LIBOR), 6/25/39(4)	1,649	79,061

Series 2011-13, Class AI, 4.50%, 7/25/21	143	2,209

Series 2011-59, Class IW, 6.00%, 7/25/41	1,727	389,464

Series 2011-82, Class AI, 5.50%, 8/25/26	243	6,879

Series 2011-101, Class IC, 3.50%, 10/25/26	4,400	323,224

Series 2012-73, Class MS, 4.227%, (6.05% - 1 mo. USD LIBOR), 5/25/39(4)	1,693	67,627

Series 2012-86, Class CS, 4.277%, (6.10% - 1 mo. USD LIBOR), 4/25/39(4)	1,474	63,924

Series 2012-94, Class SL, 4.877%, (6.70% - 1 mo. USD LIBOR), 5/25/38(4)	5,812	566,772

Series 2012-103, Class GS, 4.277%, (6.10% - 1 mo. USD LIBOR), 2/25/40(4)	3,594	161,010

Series 2012-112, Class SB, 4.327%, (6.15% - 1 mo. USD LIBOR), 9/25/40(4)	5,813	658,941

Series 2012-147, Class SA, 4.277%, (6.10% - 1 mo. USD LIBOR), 1/25/43(4)	2,383	469,274

Series 2013-127, Class BI, 3.50%, 5/25/39	2,201	101,412

Series 2013-127, Class LI, 3.50%, 5/25/39	2,189	101,376

Series 2014-41, Class SA, 4.227%, (6.05% - 1 mo. USD LIBOR), 7/25/44(4)	3,793	982,761

Series 2014-55, Class IL, 3.50%, 9/25/44	3,033	412,876

Series 2014-55, Class IN, 3.50%, 7/25/44	2,654	349,676

Series 2014-89, Class IO, 3.50%, 1/25/45	4,248	574,258

Series 2015-22, Class GI, 3.50%, 4/25/45	2,271	299,817

Series 2015-31, Class SG, 4.277%, (6.10% - 1 mo. USD LIBOR), 5/25/45(4)	4,092	840,206

Series 2015-36, Class IL, 3.00%, 6/25/45	3,464	451,753

Series 2015-61, Class QI, 3.50%, 5/25/43	4,409	309,622

Series 2016-1, Class SJ, 4.327%, (6.15% - 1 mo. USD LIBOR), 2/25/46(4)	5,328	966,098

Series 2016-61, Class DI, 3.00%, 4/25/46	4,226	497,689

Series 2018-21, Class IO, 3.00%, 4/25/48	22,080	2,907,081

Series 2018-42, Class IA, 3.50%, 6/25/47	21,057	1,824,827

Series 2019-1, Class SA, 3.577%, (5.40% - 1 mo. USD LIBOR), 2/25/49(4)	38,475	4,721,032

Principal Only:(6)

Series 379, Class 1, 0.00%, 5/25/37	2,561	2,378,852

Series 380, Class 1, 0.00%, 7/25/37	553	505,532

Series 2007-17, Class PO, 0.00%, 3/25/37	427	393,437

Series 2009-82, Class PO, 0.00%, 10/25/39	1,117	1,019,142

Series 2012-5, Class PO, 0.00%, 12/25/39	733	680,837

Series 2012-61, Class PO, 0.00%, 8/25/37	3,140	2,870,919

Series 2014-17, Class PO, 0.00%, 4/25/44	2,443	2,123,080

		$782,457,987

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$1,022	$997,564

Series 2012-77, Class MT, 2.281%, (1 mo. USD LIBOR + 0.39%), 5/16/41(3)	842	818,290

Series 2014-H20, Class MF, 2.739%, (1 mo. USD LIBOR + 0.65%), 10/20/64(3)	10,439	10,449,872

Series 2015-62, Class PQ, 3.00%, 5/20/45	1,616	1,649,253

Series 2015-144, Class KB, 3.00%, 8/20/44	504	530,912

Series 2015-H03, Class FD, 2.729%, (1 mo. USD LIBOR + 0.64%), 1/20/65(3)	29,119	29,129,790

Series 2015-H05, Class FB, 2.729%, (1 mo. USD LIBOR + 0.64%), 2/20/65(3)	28,050	28,070,640

Series 2016-168, Class JF, 3.032%, (1 mo. USD LIBOR + 1.00%), 11/20/46(3)	8,688	8,756,981

Series 2017-5, Class ZA, 2.50%, 1/20/47	1,373	1,423,383

Series 2017-115, Class ZA, 3.00%, 7/20/47	1,919	1,904,862

Series 2017-121, Class DF, 2.346%, (1 mo. USD LIBOR + 0.50%), 8/20/47(3)	12,763	12,734,698

Series 2017-137, Class AF, 2.346%, (1 mo. USD LIBOR + 0.50%), 9/20/47(3)	6,191	6,192,505

Series 2017-147, Class HF, 2.846%, (1 mo. USD LIBOR + 1.00%), 9/20/47(3)	7,925	7,926,238

Series 2017-165, Class ZQ, 3.50%, 11/20/47	366	365,702

Series 2017-176, Class DF, 3.032%, (1 mo. USD LIBOR + 1.00%), 11/20/47(3)	1,363	1,363,138

Series 2017-186, Class WF, 3.032%, (1 mo. USD LIBOR + 1.00%), 11/20/47(3)	7,754	7,748,399

Series 2018-15, Class ZB, 3.50%, 1/20/48	740	740,055

Series 2018-29, Class Z, 3.50%, 2/20/48	867	883,938

Series 2018-63, Class CF, 3.032%, (1 mo. USD LIBOR + 1.00%), 4/20/48(3)	2,740	2,738,182

Series 2018-67, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 3/20/48(3)	953	952,166

Series 2018-76, Class LF, 3.032%, (1 mo. USD LIBOR + 1.00%), 5/20/48(3)	849	849,061

Series 2018-100, Class Z, 4.25%, 7/20/48	2,084	2,081,170

Series 2018-107, Class KF, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/20/48(3)	70	70,132

Series 2018-125, Class FM, 3.032%, (1 mo. USD LIBOR + 1.00%), 8/20/48(3)	4,221	4,221,545

Series 2018-168, Class FW, 3.032%, (1 mo. USD LIBOR + 1.00%), 10/20/48(3)	1,605	1,609,675

Series 2018-H16, Class FA, 2.509%, (1 mo. USD LIBOR + 0.42%), 9/20/68(3)	119,819	118,559,650

Series 2018-H18, Class FA, 2.589%, (1 mo. USD LIBOR + 0.50%), 9/20/68(3)	99,293	98,549,668

Series 2018-H18, Class FG, 2.689%, (1 mo. USD LIBOR + 0.60%), 10/20/68(3)	63,835	63,741,652

Series 2018-H20, Class FA, 2.689%, (1 mo. USD LIBOR + 0.60%), 12/20/68(3)	100,065	99,916,608

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2018-H20, Class FB, 2.589%, (1 mo. USD LIBOR + 0.50%), 6/20/68(3)	$77,601	$77,182,238

Series 2018-H20, Class FD, 2.589%, (1 mo. USD LIBOR + 0.50%), 12/20/68(3)	51,718	51,433,689

Series 2018-H20, Class FE, 2.589%, (1 mo. USD LIBOR + 0.50%), 11/20/68(3)	36,493	36,291,547

Series 2019-1, Class NF, 3.032%, (1 mo. USD LIBOR + 1.00%), 1/20/49(3)	4,559	4,562,140

Series 2019-29, Class ZC, 4.25%, 3/20/49	5,881	5,904,107

Series 2019-56, Class QZ, 4.00%, 11/20/46	1,430	1,428,865

Series 2019-59, Class LZ, 4.25%, 5/20/49	12,280	12,292,404

Series 2019-71, Class AZ, 3.50%, 6/20/49	5,215	5,251,052

Series 2019-71, Class CZ, 4.00%, 6/20/49	32,008	32,313,770

Series 2019-71, Class DZ, 3.50%, 6/20/49	1,879	1,878,122

Series 2019-71, Class PZ, 3.50%, 6/20/49	4,698	4,708,301

Series 2019-78, Class GZ, 4.00%, 6/20/49	2,640	2,648,958

Series 2019-82, Class DZ, 4.00%, 6/20/49	10,047	10,137,310

Series 2019-90, Class ZP, 4.00%, 7/20/49	16,565	16,753,601

Series 2019-92, Class CZ, 4.00%, 7/20/49	5,455	5,459,731

Series 2019-92, Class DZ, 4.00%, 7/20/49	9,876	9,898,226

Series 2019-97, Class ZC, 3.50%, 8/20/49	39,247	39,228,870

Series 2019-98, Class KZ, 3.50%, 8/20/49	4,087	4,098,871

Series 2019-99, Class GZ, 3.50%, 8/20/49	16,345	16,403,810

Series 2019-99, Class ZN, 3.50%, 10/20/47	5,589	5,587,556

Series 2019-100, Class JZ, 3.75%, 8/20/49	9,168	9,193,266

Series 2019-100, Class MZ, 3.50%, 8/20/49	24,123	24,139,695

Series 2019-106, Class CZ, 3.50%, 8/20/49	10,369	10,390,483

Series 2019-108, Class KZ, 3.50%, 8/20/49	6,873	6,901,377

Series 2019-110, Class Z, 3.50%, 9/20/49	20,037	20,088,773

Series 2019-110, Class ZD, 3.50%, 9/20/49	102,222	102,457,911

Series 2019-111, Class DZ, 3.50%, 4/20/48	1,306	1,307,634

Series 2019-111, Class LZ, 3.50%, 9/20/49	5,366	5,372,767

Series 2019-123, Class PZ, 3.50%, 10/20/49	14,067	14,105,533

Series 2019-126, Class ZA, 3.50%, 10/20/49	11,182	11,219,508

Series 2019-132, Class LZ, 3.50%, 10/20/49	12,605	12,610,767

Series 2019-133, Class Z, 3.50%, 10/20/49	9,902	9,934,196

Series 2019-H02, Class FE, 2.639%, (1 mo. USD LIBOR + 0.55%), 1/20/69(3)	33,856	33,746,922

Interest Only:(5)

Series 2011-48, Class SD, 4.824%, (6.67% - 1 mo. USD LIBOR), 10/20/36(4)	478	6,669

Series 2014-98, Class IM, 1.536%, 1/20/43(7)	15,000	550,715

Series 2015-116, Class AS, 3.854%, (5.70% - 1 mo. USD LIBOR), 8/20/45(4)	1,964	288,605

Series 2015-151, Class KI, 1.005%, 11/20/42(7)	21,543	634,244

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Interest Only:(5) (continued)

Series 2017-104, Class SD, 4.354%, (6.20% - 1 mo. USD LIBOR), 7/20/47(4)	$7,329	$1,359,490

Series 2017-121, Class DS, 2.654%, (4.50% - 1 mo. USD LIBOR), 8/20/47(4)	10,383	959,981

Series 2018-105, Class SE, 4.354%, (6.20% - 1 mo. USD LIBOR), 8/20/48(4)	2,325	372,848

Series 2018-112, Class SA, 4.354%, (6.20% - 1 mo. USD LIBOR), 8/20/48(4)	75,133	11,212,953

Series 2018-125, Class SQ, 4.354%, (6.20% - 1 mo. USD LIBOR), 9/20/48(4)	9,900	1,693,927

Series 2018-127, Class SG, 4.404%, (6.25% - 1 mo. USD LIBOR), 9/20/48(4)	27,193	3,423,177

Series 2019-27, Class SA, 4.204%, (6.05% - 1 mo. USD LIBOR), 2/20/49(4)	12,925	2,093,330

Series 2019-38, Class SQ, 4.204%, (6.05% - 1 mo. USD LIBOR), 3/20/49(4)	22,766	3,669,304

Series 2019-43, Class BS, 4.204%, (6.05% - 1 mo. USD LIBOR), 4/20/49(4)	14,362	2,426,307

Principal Only:(6)

Series 2009-117, Class PO, 0.00%, 12/16/39	1,671	1,475,405

Series 2010-88, Class OA, 0.00%, 7/20/40	1,316	1,168,133

Series 2015-24, Class KO, 0.00%, 6/20/35	1,777	1,644,092

		$1,152,886,909

Total Collateralized Mortgage Obligations (identified cost $2,877,335,746)		$2,843,031,403

U.S. Government Guaranteed Small Business Administration Pools & Loans — 8.4%
Description	Principal Amount (000’s omitted)	Value

2.625%, (USD Prime - 2.375%), 2/25/29(3)	$92,617	$93,235,969

2.75%, (USD Prime - 2.25%), 1/25/44 to 2/25/44(3)	91,781	92,835,669

2.80%, (USD Prime - 2.20%), 4/25/44(3)	34,322	34,814,800

4.00%, (USD Prime - 1.00%), 4/25/44(3)	42,152	44,256,828

4.325%, (USD Prime - 0.675%), 2/25/44(3)	37,877	40,236,819

Interest Only:(8)(9)

0.96%, 1/30/34	426	15,254

1.03%, 1/18/39	445	17,340

1.26%, 2/15/44	1,586	95,291

1.31%, 11/26/43	3,279	172,001

1.51%, 2/15/44	1,155	77,915

1.56%, 6/29/43 to 3/14/44	1,487	96,916

1.68%, 9/12/43 to 11/1/43	2,817	190,223

1.76%, 11/30/28 to 12/18/28	805	36,976

Description	Principal Amount (000’s omitted)	Value

Interest Only:(8)(9) (continued)

1.81%, 6/15/43 to 3/15/44	$7,421	$518,383

1.88%, 12/18/43 to 12/27/43	6,342	474,771

1.91%, 7/15/42 to 4/15/44	19,423	1,404,566

1.93%, 6/14/43 to 2/28/44	30,753	2,350,135

2.01%, 3/12/29 to 3/15/44	7,923	561,957

2.06%, 3/15/29 to 4/15/44	18,517	1,535,889

2.13%, 9/14/43 to 1/9/44	5,357	443,090

2.16%, 9/15/41 to 4/15/44	16,864	1,372,311

2.18%, 12/3/28 to 2/15/44	26,989	2,275,087

2.26%, 12/28/28 to 1/15/44	4,915	422,331

2.265%, 11/1/32 to 5/16/43(10)	144,963	9,221,308

2.31%, 12/15/28 to 8/11/44	41,444	3,654,265

2.38%, 8/31/28 to 12/27/43	3,819	333,942

2.41%, 6/15/42 to 4/15/44	23,707	2,207,712

2.421%, 2/21/33 to 4/1/43(10)	35,004	3,127,518

2.43%, 5/7/28 to 2/14/44	21,160	2,005,731

2.48%, 9/15/41 to 3/15/44	5,407	504,411

2.51%, 7/12/28 to 1/15/44	4,063	366,198

2.56%, 12/15/28 to 9/18/44	40,112	3,861,699

2.61%, 12/15/28 to 4/15/29	592	39,253

2.63%, 9/13/42 to 1/11/44	5,296	558,471

2.66%, 1/15/29 to 4/15/44	16,319	1,617,048

2.68%, 10/19/28 to 2/19/44	22,373	2,205,133

2.76%, 10/1/28 to 2/15/44	13,969	1,226,407

2.761%, 3/21/23 to 12/13/42(10)	46,261	3,321,782

2.81%, 3/15/29 to 4/24/44	32,868	3,414,221

2.88%, 7/12/43 to 12/27/43	4,805	558,403

2.91%, 3/15/44	725	88,253

2.93%, 6/13/28 to 2/15/44	8,132	845,238

3.01%, 10/13/28 to 1/15/44	2,345	240,938

3.06%, 12/15/28 to 4/15/44	5,471	668,244

3.119%, 1/21/24 to 7/28/42(10)	24,556	1,734,456

3.13%, 9/29/43 to 1/31/44	8,810	1,114,297

3.16%, 12/15/43 to 1/15/44	3,979	537,630

3.18%, 4/19/28 to 2/19/44	13,096	1,380,484

3.26%, 10/18/28 to 3/15/44	9,751	1,145,691

3.31%, 4/15/29 to 3/13/44	14,281	1,891,578

3.36%, 1/15/29 to 4/15/44	181	20,800

3.373%, 3/10/26 to 3/23/42(10)	971	100,298

3.38%, 6/2/42 to 1/16/44	17,267	2,461,372

3.41%, 3/15/44 to 4/15/44	3,669	523,448

3.43%, 4/27/28 to 2/6/44	46,055	4,936,253

3.51%, 10/4/28 to 3/15/44	20,319	2,380,316

3.56%, 12/28/28 to 3/15/44	15,616	1,869,621

3.61%, 12/27/28	13	1,234

3.66%, 11/15/43 to 4/15/44	17,166	2,522,042

3.98%, 12/11/28 to 12/13/28	569	62,430

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Portfolio of Investments — continued

Description	Principal Amount (000’s omitted)	Value

Interest Only:(8)(9) (continued)

4.11%, 12/31/28	$41	$4,589

4.21%, 12/15/43	95	15,344

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $381,978,775)		$380,208,579

U.S. Treasury Obligations — 5.1%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Note, 0.50%, 4/15/24(11)(12)	$228,881	$231,809,824

Total U.S. Treasury Obligations (identified cost $232,495,881)		$231,809,824

Short-Term Investments — 0.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(13)	2,448,515	$2,448,515

Total Short-Term Investments (identified cost $2,448,515)		$2,448,515

Total Investments — 102.6% (identified cost $4,649,905,904)		$4,629,081,398

Other Assets, Less Liabilities — (2.6)%		$(115,539,418)

Net Assets — 100.0%		$4,513,541,980

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2019.

(2)	Principal amount is less than $500.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2019.

(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2019.
(8)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(9)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.
(10)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2019 of all interest only securities comprising the certificate.
(11)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(12)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Depreciation

Interest Rate Futures

U.S. Ultra-Long Treasury Bond	386	Long	12/19/19	$73,243,500	$(1,568,907)

					$(1,568,907)

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $4,647,457,389)	$4,626,632,883

Affiliated investment, at value (identified cost, $2,448,515)	2,448,515

Cash	1,719,666

Deposits for derivatives collateral — financial futures contracts	1,861,390

Interest receivable	26,610,400

Dividends receivable from affiliated investment	53,344

Receivable for investments sold	11,535,189

Receivable for Fund shares sold	17,366,661

Receivable for variation margin on open financial futures contracts	1,290,649

Total assets	$4,689,518,697

Liabilities

Payable for reverse repurchase agreements, including accrued interest of $16,337	$138,728,837

Payable for investments purchased	5,206,623

Payable for Fund shares redeemed	27,502,543

Distributions payable	1,535,255

Payable to affiliates:

Investment adviser fee	1,812,572

Distribution and service fees	250,160

Trustees’ fees	9,063

Accrued expenses	931,664

Total liabilities	$175,976,717

Net Assets	$4,513,541,980

Sources of Net Assets

Paid-in capital	$4,582,228,398

Accumulated loss	(68,686,418)

Net Assets	$4,513,541,980

Class A Shares

Net Assets	$795,015,193

Shares Outstanding	98,161,827

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.10

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$8.29

Class C Shares

Net Assets	$112,867,539

Shares Outstanding	13,918,149

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.11

Class I Shares

Net Assets	$3,605,659,248

Shares Outstanding	445,707,017

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.09

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest	$122,950,231

Dividends from affiliated investment	5,692,153

Total investment income	$128,642,384

Expenses

Investment adviser fee	$18,258,178

Distribution and service fees

Class A	1,633,972

Class C	921,391

Trustees’ fees and expenses	114,146

Custodian fee	639,871

Transfer and dividend disbursing agent fees	1,868,496

Legal and accounting services	362,948

Printing and postage	190,817

Registration fees	463,839

Interest expense and fees	655,880

Miscellaneous	643,197

Total expenses	$25,752,735

Net investment income	$102,889,649

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(3,803,167)

Investment transactions — affiliated investment	93,345

Written options	192,013

Financial futures contracts	(21,727,792)

Net realized loss	$(25,245,601)

Change in unrealized appreciation (depreciation) —

Investments	$(3,972,154)

Investments — affiliated investment	9,708

Financial futures contracts	(2,348,625)

Net change in unrealized appreciation (depreciation)	$(6,311,071)

Net realized and unrealized loss	$(31,556,672)

Net increase in net assets from operations	$71,332,977

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$102,889,649	$24,246,966

Net realized gain (loss)	(25,245,601)	6,629,765

Net change in unrealized appreciation (depreciation)	(6,311,071)	(14,664,481)

Net increase in net assets from operations	$71,332,977	$16,212,250

Distributions to shareholders —

Class A	$(19,511,519)	$(5,729,766)

Class C	(2,588,205)	(1,020,189)

Class I	(99,898,243)	(15,809,377)

Total distributions to shareholders	$(121,997,967)	$(22,559,332)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$828,053,907	$373,223,096

Class C	98,572,237	27,724,657

Class I	4,218,880,232	1,201,867,986

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	18,823,629	5,324,311

Class C	2,487,249	956,220

Class I	85,201,931	13,957,706

Cost of shares redeemed

Class A	(452,296,289)	(163,591,334)

Class C	(38,905,104)	(18,760,626)

Class I	(1,939,898,444)	(254,489,965)

Net asset value of shares converted

Class A	14,629,736	—

Class C	(14,629,736)	—

Net increase in net assets from Fund share transactions	$2,820,919,348	$1,186,212,051

Net increase in net assets	$2,770,254,358	$1,179,864,969

Net Assets

At beginning of year	$1,743,287,622	$563,422,653

At end of year	$4,513,541,980	$1,743,287,622

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.200		$8.250		$8.270		$8.400		$8.570

Income (Loss) From Operations

Net investment income(1)	$0.202		$0.219		$0.173		$0.171		$0.175

Net realized and unrealized loss	(0.057)		(0.068)		(0.012)		(0.112)		(0.080)

Total income from operations	$0.145		$0.151		$0.161		$0.059		$0.095

Less Distributions

From net investment income	$(0.245)		$(0.201)		$(0.181)		$(0.189)		$(0.265)

Total distributions	$(0.245)		$(0.201)		$(0.181)		$(0.189)		$(0.265)

Net asset value — End of year	$8.100		$8.200		$8.250		$8.270		$8.400

Total Return(2)	1.78%		1.85%		1.97%		0.72%		1.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$795,015		$394,465		$181,071		$155,824		$151,875

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.85	%(4)	0.90	%(5)	0.92	%(5)	0.96	%(5)	0.99	%(5)

Net investment income	2.47%		2.67	%(5)	2.09	%(5)	2.07	%(5)	2.07	%(5)

Portfolio Turnover of the Fund	59%		42	%(6)	19	%(7)	45	%(7)	19	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes interest expense, including on reverse repurchase agreements, of 0.02% for the year ended October 31, 2019.

(5)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.210		$8.260		$8.280		$8.410		$8.580

Income (Loss) From Operations

Net investment income(1)	$0.154		$0.169		$0.124		$0.123		$0.124

Net realized and unrealized loss	(0.058)		(0.067)		(0.012)		(0.113)		(0.079)

Total income from operations	$0.096		$0.102		$0.112		$0.010		$0.045

Less Distributions

From net investment income	$(0.196)		$(0.152)		$(0.132)		$(0.140)		$(0.215)

Total distributions	$(0.196)		$(0.152)		$(0.132)		$(0.140)		$(0.215)

Net asset value — End of year	$8.110		$8.210		$8.260		$8.280		$8.410

Total Return(2)	1.18%		1.24%		1.36%		0.12%		0.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$112,868		$66,706		$57,129		$77,450		$91,850

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.45	%(4)	1.50	%(5)	1.53	%(5)	1.56	%(5)	1.59	%(5)

Net investment income	1.88%		2.05	%(5)	1.49	%(5)	1.48	%(5)	1.46	%(5)

Portfolio Turnover of the Fund	59%		42	%(6)	19	%(7)	45	%(7)	19	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes interest expense, including on reverse repurchase agreements, of 0.02% for the year ended October 31, 2019.

(5)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.190		$8.240		$8.260		$8.390		$8.560

Income (Loss) From Operations

Net investment income(1)	$0.223		$0.243		$0.194		$0.195		$0.192

Net realized and unrealized loss	(0.058)		(0.071)		(0.012)		(0.115)		(0.076)

Total income from operations	$0.165		$0.172		$0.182		$0.080		$0.116

Less Distributions

From net investment income	$(0.265)		$(0.222)		$(0.202)		$(0.210)		$(0.286)

Total distributions	$(0.265)		$(0.222)		$(0.202)		$(0.210)		$(0.286)

Net asset value — End of year	$8.090		$8.190		$8.240		$8.260		$8.390

Total Return(2)	2.04%		2.11%		2.23%		0.97%		1.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,605,659		$1,282,116		$325,222		$179,408		$254,357

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.60	%(4)	0.65	%(5)	0.67	%(5)	0.71	%(5)	0.74	%(5)

Net investment income	2.73%		2.96	%(5)	2.35	%(5)	2.36	%(5)	2.27	%(5)

Portfolio Turnover of the Fund	59%		42	%(6)	19	%(7)	45	%(7)	19	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes interest expense, including on reverse repurchase agreements, of 0.02% for the year ended October 31, 2019.

(5)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

L  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a

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Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements — continued

rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$121,997,967	$22,559,332

During the year ended October 31, 2019, accumulated loss was decreased by $12,302,645 and paid-in capital was decreased by $12,302,645 due to expired capital loss carryforwards and differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,460,395

Deferred capital losses	$(45,888,304)

Net unrealized depreciation	$(23,723,254)

Distributions payable	$(1,535,255)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $45,888,304 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $26,025,149 are short-term and $19,863,155 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,652,804,652

Gross unrealized appreciation	$29,379,812

Gross unrealized depreciation	(53,103,066)

Net unrealized depreciation	$(23,723,254)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory and fee reduction agreements between the Fund and BMR, the fee is computed at an annual rate of 0.500% of the Fund’s average daily net assets up to $1 billion, 0.475% from $1 billion but less than $2.5 billion, 0.455% from $2.5 billion but less than $5 billion and 0.440% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2019, the

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Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements — continued

Fund’s investment adviser fee amounted to $18,258,178 or 0.47% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. BMR and EVM have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes, or litigation expenses) exceed 0.85%, 1.45% and 0.60% (0.90%, 1.50% and 0.65% prior to December 1, 2018) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, BMR and EVM reimbursed no operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $34,204 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $45,707 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $1,633,972 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $650,394 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $270,997 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $34,000 of CDSCs paid by Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities and paydowns, aggregated $5,251,794,155 and $2,283,192,811, respectively, for the year ended October 31, 2019.

24

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	101,357,815	45,414,992

Issued to shareholders electing to receive payments of distributions in Fund shares	2,307,986	647,744

Redemptions	(55,422,090)	(19,895,162)

Converted from Class C shares	1,790,745	—

Net increase	50,034,456	26,167,574

	Year Ended October 31,
Class C	2019	2018

Sales	12,035,125	3,368,728

Issued to shareholders electing to receive payments of distributions in Fund shares	304,496	116,131

Redemptions	(4,760,701)	(2,276,582)

Converted to Class A shares	(1,788,395)	—

Net increase	5,790,525	1,208,277

	Year Ended October 31,
Class I	2019	2018

Sales	516,735,875	146,390,002

Issued to shareholders electing to receive payments of distributions in Fund shares	10,458,625	1,700,342

Redemptions	(238,082,421)	(30,981,087)

Net increase	289,112,079	117,109,257

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes various interest rate derivatives including futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Futures contracts	$—	$(1,568,907	)(1)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Investment transactions	$(1,339,278	)(1)	$—

Written options	$192,013	(2)	$—

Futures contracts	$(21,727,792	)(3)	$(2,348,625	)(4)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Net realized gain (loss) – Written options.

(3)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$595,908,000	$793,899,000

The average number of purchased options and written options contracts outstanding during the year ended October 31, 2019, which is indicative of the volume of these derivatives types, were 244 and 205 contracts, respectively.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements — continued

10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2019 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Treasury Securities Pledged as Collateral

MUFG Securities Americas, Inc.	10/30/19	11/6/19	2.12%	$138,712,500	$138,728,837	$139,085,895

At October 31, 2019, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the year ended October 31, 2019, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $24,200,000 and 2.37%, respectively. Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At October 31, 2019, the market value of securities pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for the counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2019. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2019.

11  Investments in Affiliated Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $2,448,515, which represents 0.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$121,061,526	$3,839,013,408	$(3,957,729,472)	$93,345	$9,708	$2,448,515	$5,692,153	2,448,515

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$1,171,583,077	$—	$1,171,583,077

Collateralized Mortgage Obligations	—	2,843,031,403	—	2,843,031,403

U.S. Government Guaranteed Small Business Administration Pools & Loans	—	380,208,579	—	380,208,579

U.S. Treasury Obligations	—	231,809,824	—	231,809,824

Short-Term Investments	—	2,448,515	—	2,448,515

Total Investments	$—	$4,629,081,398	$—	$4,629,081,398

Liability Description

Futures Contracts	$(1,568,907)	$—	$—	$(1,568,907)

Total	$(1,568,907)	$—	$—	$(1,568,907)

28

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

32

Eaton Vance

Short Duration Government Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.19

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Short Duration High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 31

Federal Tax Information	16

Management and Organization	32

Important Notices	35

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2019, U.S. bond market performance was strong, with U.S. high yield bonds underperforming investment-grade bonds. The ICE BofAML U.S. High Yield Index2 returned 8.32%, while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, returned 11.51%. During the period, the S&P 500® Index, a broad measure of the U.S. stock market, returned 14.33%.

U.S. high yield bond performance declined at the beginning of the period as long-simmering worries about global trade policy, Brexit, tightening monetary policies, and slowing economies worldwide began to overshadow relative economic strength in the U.S. A fall in oil prices in excess of 40% further pressured returns in the energy sector, the largest in the U.S. high yield market.

The high yield market rebounded in the first several months of 2019, buoyed by a dovish pivot from the U.S. Federal Reserve Board. Additional tailwinds included the perception of progress in trade talks between the U.S. and China, a recovery in oil prices, and a surge in equity markets. In addition, many fourth-quarter earnings announcements — and issued in the first quarter — exceeded investors’ lowered expectations.

Returns moderated, but remained strong in the second quarter, as conflicts over trade, concerns about slowing global growth, and rising tensions in the Middle East tempered investor appetite for risk. In the last several months of the period, intervals of calm were separated by episodic spikes in volatility as investors continued to contend with these ongoing concerns.

The fundamentals of U.S. high yield issuers remained healthy over the full period, though softening modestly. Leverage declined in the fourth quarter of 2018, before rising slightly, and ending the period virtually where it began. Interest coverage remained healthy during the period, but trended slightly lower than the peaks witnessed in mid-2018. The trailing 12-month default rate rose from 2.02% at the beginning of the period to 2.54% by the end, mainly because of elevated distress within the energy sector.

Spreads — the difference between yields on high-yield bonds and U.S. Treasurys with comparable maturities — began the period slightly below 400 basis points (bps). As 2018 ended, spreads climbed to 537 bps before compressing and remaining in the 400-450 bps range for the remainder of the one-year period.

The supply-and-demand balance remained supportive, with total demand year-to-date exceeding net supply by approximately $120.6 billion. Year-to-date issuance as of October 31, 2019, stood at $230.1 billion, up 27% year-over-year; however, 68% of the issuances have been used for refinancing and only 20% for acquisitions, a healthy mix. Retail flows into high yield over the same period were strong.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Short Duration High Income Fund (the Fund) returned 5.41% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index (the Index), which returned 6.41%.

The Fund’s sector allocation detracted from relative returns, while credit6 selection during the period was positive. An overweight position in automotive parts, one of the weakest-performing sectors during the period, diminished relative returns from an allocation perspective. However, credit selection within the automobile sector positively contributed to performance during the period.

The Fund’s underweight position in homebuilders and real estate was a headwind during the period. Conversely, an overweight position in the gaming sector and an allocation to food & drug retail aided returns relative to the Index. Credit selection in the telecommunications and health care sectors detracted from returns during the period while credit decisions in the metals and mining sector contributed.

The Fund’s credit quality position detracted from overall performance, while credit selection was positive during the period. In particular, the Fund’s allocations to CCC- and below-rated credit quality segments detracted from performance during a period when higher quality segments of the high yield market outperformed the Index. An overweight position in BBB-rated securities aided returns during the period. Selection within BB- and BBB-rated securities detracted from performance, while bond picking in B-, CCC- and below-rated issues contributed to returns relative to the Index during the period.

The Fund’s duration7 detracted from relative performance overall during the period. While an overweight position and security selection in securities with durations of 2-5 years positively impacted performance, credit selection among securities with durations of 0-2 years negatively impacted performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA and Kelley G. Baccei

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/01/2013	02/21/2012	5.41%	3.79%	4.23%
Class A with 2.25% Maximum Sales Charge	—	—	3.02	3.32	3.92
Class I at NAV	11/01/2013	02/21/2012	5.67	4.08	4.46
ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	6.41%	4.84%	5.25%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.29%	1.04%
Net				0.91	0.66

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/21/2012	$349,675	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Fund Profile5

Credit Quality (% of bonds and loans)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective December 2, 2019, Class A shares of the Fund purchased at net asset value (NAV) in amounts of $250,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase.

Effective December 31, 2019, the Fund is managed by Kelley G. Baccei and Stephen C. Concannon. Michael W. Weilheimer will serve as a member of the portfolio management team of the Fund through December 31, 2019.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,019.80	$4.58	**	0.90%
Class I	$1,000.00	$1,021.10	$3.31	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Short Duration High Income Portfolio, at value (identified cost, $54,508,043)	$54,823,299

Receivable for Fund shares sold	2,066,229

Receivable from affiliate	17,406

Total assets	$56,906,934

Liabilities

Payable for Fund shares redeemed	$171,520

Distributions payable	5,275

Payable to affiliates:

Distribution and service fees	1,388

Trustees’ fees	42

Accrued expenses	35,054

Total liabilities	$213,279

Net Assets	$56,693,655

Sources of Net Assets

Paid-in capital	$57,338,316

Accumulated loss	(644,661)

Total	$56,693,655

Class A Shares

Net Assets	$6,913,585

Shares Outstanding	724,500

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.54

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.76

Class I Shares

Net Assets	$49,780,070

Shares Outstanding	5,208,909

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.56

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of

Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income allocated from Portfolio	$2,625,265

Dividends allocated from Portfolio	58,210

Expenses allocated from Portfolio	(321,198)

Total investment income from Portfolio	$2,362,277

Expenses

Distribution and service fees

Class A	$13,496

Trustees’ fees and expenses	499

Custodian fee	20,439

Transfer and dividend disbursing agent fees	18,819

Legal and accounting services	30,475

Printing and postage	14,420

Registration fees	46,124

Miscellaneous	9,291

Total expenses	$153,563

Deduct —

Allocation of expenses to affiliate	$140,598

Total expense reductions	$140,598

Net expenses	$12,965

Net investment income	$2,349,312

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(200,110)

Foreign currency transactions	(601)

Net realized loss	$(200,711)

Change in unrealized appreciation (depreciation) —

Investments	$566,614

Foreign currency	135

Forward foreign currency exchange contracts	(1,576)

Net change in unrealized appreciation (depreciation)	$565,173

Net realized and unrealized gain	$364,462

Net increase in net assets from operations	$2,713,774

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$2,349,312	$2,007,378

Net realized loss	(200,711)	(478,127)

Net change in unrealized appreciation (depreciation)	565,173	(1,071,303)

Net increase in net assets from operations	$2,713,774	$457,948

Distributions to shareholders —

Class A	$(245,301)	$(220,226)

Class I	(2,099,760)	(1,792,749)

Total distributions to shareholders	$(2,345,061)	$(2,012,975)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,775,418	$3,304,859

Class I	26,030,952	10,854,336

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	240,142	217,322

Class I	2,038,493	1,712,419

Cost of shares redeemed

Class A	(865,903)	(3,043,166)

Class I	(19,332,100)	(10,942,235)

Net increase in net assets from Fund share transactions	$10,887,002	$2,103,535

Net increase in net assets	$11,255,715	$548,508

Net Assets

At beginning of year	$45,437,940	$44,889,432

At end of year	$56,693,655	$45,437,940

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$9.470	$9.820		$9.710	$9.550	$9.830

Income (Loss) From Operations

Net investment income	$0.432 (1)	$0.439	(1)	$0.446 (1)	$0.388 (1)	$0.384

Net realized and unrealized gain (loss)	0.070	(0.350)		0.110	0.158	(0.280)

Total income from operations	$0.502	$0.089		$0.556	$0.546	$0.104

Less Distributions

From net investment income	$(0.432)	$(0.439)		$(0.446)	$(0.386)	$(0.384)

Total distributions	$(0.432)	$(0.439)		$(0.446)	$(0.386)	$(0.384)

Net asset value — End of year	$9.540	$9.470		$9.820	$9.710	$9.550

Total Return(2)(3)	5.41%	0.93%		5.83%	5.87%	1.07%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,914	$4,726		$4,424	$4,239	$2,070

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.90%	0.91	%(6)	0.92%	1.05%	1.05%

Net investment income	4.54%	4.55%		4.55%	4.06%	3.90%

Portfolio Turnover of the Portfolio	63%	52%		69%	67%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.39%, 0.38%, 0.38%, 0.31% and 0.79% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for the year ended October 31, 2018.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$9.490	$9.840		$9.730	$9.570	$9.840

Income (Loss) From Operations

Net investment income	$0.457 (1)	$0.462	(1)	$0.473 (1)	$0.414 (1)	$0.409

Net realized and unrealized gain (loss)	0.069	(0.348)		0.109	0.157	(0.269)

Total income from operations	$0.526	$0.114		$0.582	$0.571	$0.140

Less Distributions

From net investment income	$(0.456)	$(0.464)		$(0.472)	$(0.411)	$(0.410)

Total distributions	$(0.456)	$(0.464)		$(0.472)	$(0.411)	$(0.410)

Net asset value — End of year	$9.560	$9.490		$9.840	$9.730	$9.570

Total Return(2)(3)	5.67%	1.19%		6.10%	6.13%	1.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$49,780	$40,712		$40,466	$34,461	$24,682

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.65%	0.66	%(6)	0.67%	0.80%	0.80%

Net investment income	4.79%	4.79%		4.82%	4.33%	4.09%

Portfolio Turnover of the Portfolio	63%	52%		69%	67%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.39%, 0.38%, 0.38%, 0.31% and 0.79% of average daily net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for the year ended October 31, 2018.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Effective December 2, 2019, Class A shares may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase (depending on the circumstances of purchase). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Short Duration High Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

12

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Notes to Financial Statements — continued

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$2,345,061	$2,012,975

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,570

Deferred capital losses	$(805,918)

Net unrealized appreciation	$159,962

Distributions payable	$(5,275)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $805,918 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $401,663 are short-term and $404,255 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended October 31, 2019, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM was allocated $140,598 of the Fund’s operating expenses for the year ended October 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $2,026 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $629 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $13,496 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

13

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Notes to Financial Statements — continued

5  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $21,214,060 and $14,638,677, respectively.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	291,425	342,549

Issued to shareholders electing to receive payments of distributions in Fund shares	25,259	22,596

Redemptions	(91,203)	(316,448)

Net increase	225,481	48,697

	Year Ended October 31,
Class I	2019	2018

Sales	2,739,378	1,130,500

Issued to shareholders electing to receive payments of distributions in Fund shares	214,026	177,659

Redemptions	(2,036,670)	(1,128,312)

Net increase	916,734	179,847

14

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Short Duration High Income Portfolio

October 31, 2019

Portfolio of Investments

Corporate Bonds & Notes — 81.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace — 3.2%

Bombardier, Inc., 6.00%, 10/15/22(1)	250	$245,000

Bombardier, Inc., 6.125%, 1/15/23(1)	500	490,000

TransDigm, Inc., 6.00%, 7/15/22	500	509,125

TransDigm, Inc., 6.50%, 7/15/24	500	518,125

		$1,762,250

Air Transportation — 2.1%

Air Canada, 7.75%, 4/15/21(1)	500	$538,125

American Airlines Group, Inc., 5.00%, 6/1/22(1)	300	313,125

United Airlines Holdings, Inc., 4.25%, 10/1/22	65	67,208

United Airlines Holdings, Inc., 6.00%, 12/1/20	250	260,625

		$1,179,083

Automotive & Auto Parts — 2.2%

Fiat Chrysler Automobiles N.V., 4.50%, 4/15/20	500	$505,000

Ford Motor Credit Co., LLC, 5.875%, 8/2/21	250	262,291

ZF North America Capital, Inc., 4.00%, 4/29/20(1)	420	422,142

		$1,189,433

Banking & Thrifts — 1.9%

Ally Financial, Inc., 4.625%, 5/19/22	500	$525,100

CIT Group, Inc., 5.00%, 8/15/22	500	532,785

		$1,057,885

Broadcasting — 2.4%

iHeartCommunications, Inc., 6.375%, 5/1/26	4	$3,965

iHeartCommunications, Inc., 8.375%, 5/1/27	7	7,162

Netflix, Inc., 5.50%, 2/15/22	500	531,875

Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	750	769,688

		$1,312,690

Building Materials — 2.3%

Builders FirstSource, Inc., 5.625%, 9/1/24(1)	55	$57,337

Core & Main Holdings, L.P., 8.625%, (8.625% Cash or 9.375% PIK), 9/15/24(1)(2)	400	399,500

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	300	277,500

WESCO Distribution, Inc., 5.375%, 12/15/21	500	504,395

		$1,238,732

Cable & Satellite TV — 1.6%

DISH DBS Corp., 5.125%, 5/1/20	250	$253,125

DISH DBS Corp., 5.875%, 7/15/22	600	629,736

		$882,861

Security	Principal Amount* (000’s omitted)	Value

Capital Goods — 1.3%

Griffon Corp., 5.25%, 3/1/22	686	$692,860

		$692,860

Chemicals — 0.9%

W.R. Grace & Co., 5.125%, 10/1/21(1)	500	$521,250

		$521,250

Consumer Products — 2.4%

Mattel, Inc., 2.35%, 8/15/21	825	$812,625

Mattel, Inc., 3.15%, 3/15/23	500	478,750

		$1,291,375

Containers — 1.2%

ARD Finance SA, 7.125%, (7.125% Cash or 7.875% PIK), 9/15/23(2)	390	$407,062

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)	250	257,113

		$664,175

Diversified Financial Services — 6.2%

Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(1)	250	$270,375

DAE Funding, LLC, 5.25%, 11/15/21(1)	705	735,844

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	750	769,687

Navient Corp., 6.50%, 6/15/22	500	536,250

Navient Corp., 8.00%, 3/25/20	250	255,938

Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	215	229,502

Springleaf Finance Corp., 5.625%, 3/15/23	550	593,312

		$3,390,908

Diversified Media — 1.4%

Nielsen Finance, LLC/Nielsen Finance Co., 5.00%, 4/15/22(1)	750	$757,515

		$757,515

Energy — 9.8%

Antero Resources Corp., 5.375%, 11/1/21	750	$673,125

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 4/1/22(1)	585	556,510

CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	503	509,288

Energy Transfer Operating, L.P., 7.50%, 10/15/20	500	524,744

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	950	776,625

Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.00%, 12/1/24(1)	300	267,840

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	25	$25,972

Precision Drilling Corp., 6.50%, 12/15/21	454	452,640

Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23	65	66,869

Tervita Corp., 7.625%, 12/1/21(1)	923	913,770

Transocean, Inc., 8.375%, 12/15/21	300	306,000

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	67	67,084

Whiting Petroleum Corp., 5.75%, 3/15/21	251	237,195

		$5,377,662

Environmental — 1.4%

GFL Environmental, Inc., 5.375%, 3/1/23(1)	250	$258,438

GFL Environmental, Inc., 5.625%, 5/1/22(1)	500	515,000

		$773,438

Food & Drug Retail — 2.8%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 7.50%, 3/15/26(1)	300	$334,875

Safeway, Inc., 3.95%, 8/15/20	422	424,110

Safeway, Inc., 4.75%, 12/1/21	759	774,180

		$1,533,165

Gaming — 4.3%

GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	30	$30,682

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	400	409,500

MGM Resorts International, 6.00%, 3/15/23	500	552,660

Studio City Co., Ltd., 7.25%, 11/30/21(1)	750	770,775

VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	530	579,688

		$2,343,305

Healthcare — 7.5%

Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	104	$105,300

Bausch Health Cos., Inc., 6.50%, 3/15/22(1)	500	515,725

Centene Corp., 4.75%, 5/15/22	500	512,500

Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(1)(2)	335	338,769

Eagle Holding Co. II, LLC, 7.75%, (7.75% Cash or 8.50% PIK), 5/15/22(1)(2)	187	190,273

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	322	338,486

Tenet Healthcare Corp., 8.125%, 4/1/22	1,220	1,325,225

Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21	500	481,925

Teva Pharmaceutical Finance Netherlands III B.V., 2.20%, 7/21/21	300	285,531

		$4,093,734

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate — 2.2%

iStar, Inc., 5.25%, 9/15/22		300	$307,875

RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23		338	346,450

Vivion Investments S.a.r.l., 3.00%, 8/8/24(3)	EUR	500	556,813

			$1,211,138

Leisure — 1.0%

Viking Cruises, Ltd., 6.25%, 5/15/25(1)		500	$523,750

			$523,750

Metals & Mining — 1.9%

First Quantum Minerals, Ltd., 7.25%, 4/1/23(1)		700	$705,688

Hecla Mining Co., 6.875%, 5/1/21		61	60,390

New Gold, Inc., 6.25%, 11/15/22(1)		293	294,465

			$1,060,543

Railroad — 1.6%

Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)		885	$904,913

			$904,913

Restaurant — 0.9%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(1)		500	$514,375

			$514,375

Services — 2.2%

Laureate Education, Inc., 8.25%, 5/1/25(1)		549	$598,410

Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)		69	72,717

United Rentals North America, Inc., 4.625%, 7/15/23		500	512,625

			$1,183,752

Steel — 1.2%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		100	$104,250

Allegheny Technologies, Inc., 5.95%, 1/15/21		285	294,975

Allegheny Technologies, Inc., 7.875%, 8/15/23		263	287,406

			$686,631

Super Retail — 1.6%

Party City Holdings, Inc., 6.125%, 8/15/23(1)		344	$346,580

Penske Automotive Group, Inc., 3.75%, 8/15/20		500	505,000

			$851,580

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Technology — 2.8%

CommScope, Inc., 5.00%, 6/15/21(1)	192	$192,720

Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	500	508,315

EIG Investors Corp., 10.875%, 2/1/24	825	837,375

Riverbed Technology, Inc., 8.875%, 3/1/23(1)	42	19,530

		$1,557,940

Telecommunications — 6.2%

Digicel, Ltd., 6.00%, 4/15/21(1)	650	$487,507

Hughes Satellite Systems Corp., 7.625%, 6/15/21	250	270,000

Level 3 Financing, Inc., 5.375%, 8/15/22	420	421,680

Qwest Corp., 6.75%, 12/1/21	500	539,832

SBA Communications Corp., 4.00%, 10/1/22	75	76,886

Sprint Communications, Inc., 6.00%, 11/15/22	500	530,000

Sprint Communications, Inc., 7.00%, 8/15/20	375	387,251

Sprint Corp., 7.25%, 9/15/21	625	668,475

		$3,381,631

Transport Excluding Air & Rail — 1.1%

XPO Logistics, Inc., 6.125%, 9/1/23(1)	350	$361,375

XPO Logistics, Inc., 6.50%, 6/15/22(1)	250	255,313

		$616,688

Utility — 3.4%

AES Corp. (The), 4.00%, 3/15/21	570	$580,687

AES Corp. (The), 4.875%, 5/15/23	430	437,955

Calpine Corp., 5.375%, 1/15/23	250	254,675

Calpine Corp., 6.00%, 1/15/22(1)	125	125,644

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	350	362,250

Vistra Energy Corp., 5.875%, 6/1/23	100	102,500

		$1,863,711

Total Corporate Bonds & Notes (identified cost $44,306,368)		$44,418,973

Senior Floating-Rate Loans — 15.5%(4)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.2%

Navistar International Corporation, Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$140	$138,621

		$138,621

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Broadcasting — 0.2%

iHeartCommunications, Inc., Term Loan, Maturing 5/1/26(5)	$121	$79,658

iHeartCommunications, Inc., Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing 5/1/26	13	12,708

		$92,366

Containers — 1.3%

Reynolds Group Holdings, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 2/5/23	$742	$743,387

		$743,387

Food, Beverage & Tobacco — 1.1%

US Foods, Inc., Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing 6/27/23	$594	$596,460

		$596,460

Gaming — 2.6%

CCM Merger, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 8/8/21	$866	$867,194

GLP Financing, LLC, Term Loan, 3.30%, (1 mo. USD LIBOR + 1.50%), Maturing 4/28/21	544	541,521

		$1,408,715

Services — 3.4%

AlixPartners, LLP, Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 4/4/24	$488	$487,892

Asurion, LLC, Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	750	755,000

KAR Auction Services, Inc., Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing 9/19/26	600	603,125

		$1,846,017

Steel — 1.3%

Zekelman Industries, Inc., Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing 6/14/21	$737	$736,658

		$736,658

Technology — 2.5%

EIG Investors Corp., Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$425	$403,763

Infor (US), Inc., Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing 2/1/22	659	659,968

SS&C Technologies, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	167	168,067

Veritas Bermuda, Ltd., Term Loan, 6.34%, (USD LIBOR + 4.50%), Maturing 1/27/23(6)	136	126,665

		$1,358,463

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications — 2.3%

CenturyLink, Inc., Term Loan, Maturing 11/1/22(5)	$750	$752,227

Zayo Group, LLC, Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing 1/19/21	496	497,837

		$1,250,064

Utility — 0.6%

TEX Operations Co., LLC, Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing 8/4/23	$316	$317,020

		$317,020

Total Senior Floating-Rate Loans (identified cost $8,597,365)		$8,487,771

Convertible Bonds — 1.5%
Security	Principal Amount (000’s omitted)	Value

Healthcare — 0.5%

Teva Pharmaceutical Finance Co., LLC, 0.25%, 2/1/26	$250	$235,705

		$235,705

Technology — 0.5%

Rovi Corp., 0.50%, 3/1/20	$264	$261,373

		$261,373

Utility — 0.5%

Pattern Energy Group, Inc., 4.00%, 7/15/20	$270	$286,875

		$286,875

Total Convertible Bonds (identified cost $755,241)		$783,953

Common Stocks — 0.0%(7)
Security	Shares	Value

Broadcasting — 0.0%(7)

iHeartMedia, Inc., Class A(8)(9)	168	$2,409

		$2,409

Security	Shares	Value

Diversified Media — 0.0%(7)

Clear Channel Outdoor Holdings, Inc.(8)(9)	1,525	$3,553

		$3,553

Total Common Stocks (identified cost $10,218)		$5,962

Miscellaneous — 0.0%
Security	Principal Amount (000’s omitted)	Value

Technology — 0.0%

Avaya, Inc., Escrow Certificates(8)(10)	$125	$0

Total Miscellaneous (identified cost $0)		$0

Warrants — 0.0%(7)
Security	Shares	Value

Broadcasting — 0.0%(7)

iHeartMedia, Inc., Exp. 5/1/39(8)(9)	480	$6,660

Total Warrants (identified cost $8,760)		$6,660

Short-Term Investments — 1.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(11)	996,088	$996,088

Total Short-Term Investments (identified cost $996,088)		$996,088

Total Investments — 99.8% (identified cost $54,674,040)		$54,699,407

Other Assets, Less Liabilities — 0.2%		$125,296

Net Assets — 100.0%		$54,824,703

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $18,942,510 or 34.6% of the Portfolio’s net assets.

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Portfolio of Investments — continued

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $556,813 or 1.0% of the Portfolio’s net assets.

(4)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(5)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(6)

The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(7)	Amount is less than 0.05%.

(8)	Non-income producing security.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 9).

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	113,290	EUR	101,000	Goldman Sachs International	1/31/20	$—	$(46)

USD	263,430	EUR	235,564	UBS AG	1/31/20	—	(903)

USD	185,468	EUR	165,841	Bank of America, N.A.	1/31/20	—	(627)

						$—	$(1,576)

Abbreviations:

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

USD	–	United States Dollar

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $53,677,952)	$53,703,319

Affiliated investment, at value (identified cost, $996,088)	996,088

Cash	22,993

Interest receivable	687,081

Dividends receivable from affiliated investment	2,590

Receivable for investments sold	546,857

Receivable from affiliate	4,127

Total assets	$55,963,055

Liabilities

Payable for investments purchased	$933,977

Payable for open forward foreign currency exchange contracts	1,576

Due to custodian — foreign currency, at value (identified cost, $112,110)	112,075

Payable to affiliates:

Investment adviser fee	25,172

Trustees’ fees	262

Accrued expenses	65,290

Total liabilities	$1,138,352

Net Assets applicable to investors’ interest in Portfolio	$54,824,703

22	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income	$2,835,111

Dividends from affiliated investment	63,896

Total investment income	$2,899,007

Expenses

Investment adviser fee	$293,207

Trustees’ fees and expenses	3,394

Custodian fee	42,888

Legal and accounting services	58,766

Miscellaneous	2,396

Total expenses	$400,651

Deduct —

Allocation of expenses to affiliate	$53,862

Total expense reductions	$53,862

Net expenses	$346,789

Net investment income	$2,552,218

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(222,394)

Investment transactions — affiliated investment	134

Foreign currency transactions	(601)

Net realized loss	$(222,861)

Change in unrealized appreciation (depreciation) —

Investments	$625,278

Investments — affiliated investment	44

Foreign currency	135

Forward foreign currency exchange contracts	(1,576)

Net change in unrealized appreciation (depreciation)	$623,881

Net realized and unrealized gain	$401,020

Net increase in net assets from operations	$2,953,238

23	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$2,552,218	$2,469,561

Net realized loss	(222,861)	(585,865)

Net change in unrealized appreciation (depreciation)	623,881	(1,315,622)

Net increase in net assets from operations	$2,953,238	$568,074

Capital transactions —

Contributions	$21,214,060	$11,175,658

Withdrawals	(23,122,159)	(16,031,861)

Net decrease in net assets from capital transactions	$(1,908,099)	$(4,856,203)

Net increase (decrease) in net assets	$1,045,139	$(4,288,129)

Net Assets

At beginning of year	$53,779,564	$58,067,693

At end of year	$54,824,703	$53,779,564

24	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019		2018		2017		2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.65	%(2)	0.66	%(2)(3)	0.67	%(2)	0.76%	0.76%

Net investment income	4.79%		4.78%		4.80%		4.34%	4.24%

Portfolio Turnover	63%		52%		69%		67%	41%

Total Return	5.67	%(2)	1.19	%(2)	6.10	%(2)	6.13%	1.50%

Net assets, end of year (000’s omitted)	$54,825		$53,780		$58,068		$60,971	$57,554

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.10%, 0.09% and 0.07% of average daily net assets for the years ended October 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes interest expense of 0.01% for the year ended October 31, 2018.

25	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Short Duration High Income Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of

26

Short Duration High Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of holders of interests in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $293,207 or 0.55% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $53,862 of the Portfolio’s operating expenses for the year ended October 31, 2019. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

27

Short Duration High Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $34,071,841 and $32,366,731, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$54,540,494

Gross unrealized appreciation	$815,738

Gross unrealized depreciation	(656,825)

Net unrealized appreciation	$158,913

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $1,576. At October 31, 2019, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

28

Short Duration High Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$—	$(1,576	)(1)

Total Derivatives subject to master netting or similar agreements	$—	$(1,576)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio for such liabilities as of October 31, 2019.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

UBS AG	$(903)	$—	$—	$—	$(903)

Bank of America, N.A.	(627)	—	—	—	(627)

Goldman Sachs International	(46)	—	—	—	(46)

	$(1,576)	$—	$—	$—	$(1,576)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(1)

Forward foreign currency exchange contracts	$—	$(1,576)

(1)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately $43,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

29

Short Duration High Income Portfolio

October 31, 2019

Notes to Financial Statements — continued

7  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $996,088, which represents 1.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$1,629,550	$44,776,554	$(45,410,194)	$134	$44	$996,088	$63,896	996,088

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$44,418,973	$—	$44,418,973

Senior Floating-Rate Loans	—	8,487,771	—	8,487,771

Convertible Bonds	—	783,953	—	783,953

Common Stocks	5,962	—	—	5,962

Miscellaneous	—	—	0	0

Warrants	—	6,660	—	6,660

Short-Term Investments	—	996,088	—	996,088

Total Investments	$5,962	$54,693,445	$0	$54,699,407

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,576)	$—	$(1,576)

Total	$—	$(1,576)	$—	$(1,576)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

30

Short Duration High Income Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short Duration High Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Short Duration High Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Short Duration High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

33

Eaton Vance

Short Duration High Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.19

Eaton Vance

Short Duration Strategic Income Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Short Duration Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 65

Federal Tax Information	23

Management and Organization	66

Important Notices	68

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generally delivered strong performance during the 12 months ended October 31, 2019. Although stocks were volatile early in the period, major U.S. and international equity indexes finished the fiscal year with strong gains. Returns were also positive across investment-grade and higher yielding sectors of the fixed-income market, driven by a global trend of declining interest rates. Credit spreads generally narrowed on U.S. investment-grade corporate bonds and emerging market debt but widened on U.S. high yield securities.

Gold rose sharply during the year, while oil ended the period lower, as oil-price gains in the first 10 months of 2019 were not strong enough to offset steep losses in late 2018. The decline in oil prices contributed to a modest loss in the broad commodity market for the period. The U.S. dollar was essentially flat against a basket of foreign currencies, as measured by the ICE U.S. Dollar Index2.

The year was characterized by slowing global economic growth and escalation in the U.S.-China trade conflict. In response, major central banks shifted toward more accommodative policies to bolster their respective economies. After raising interest rates in December 2018, the U.S. Federal Reserve Board (the Fed) lowered rates three times from July through October 2019 and stopped reducing the size of its balance sheet. Many foreign central banks joined the Fed in cutting rates, including the European Central Bank, which also announced plans to restart bond purchases. Chinese authorities held interest rates steady but trimmed bank reserve requirements.

Global macroeconomic conditions were generally supportive of emerging markets during the period. As U.S. interest rates declined and as rates in several developed non-U.S. markets fell further into negative territory, emerging market yields became more attractive. In addition, although the global economy slowed, growth remained positive. Improving fundamentals in a number of emerging market countries contributed to the favorable backdrop.

Fund Performance

For its fiscal year ended October 31, 2019, Eaton Vance Short Duration Strategic Income Fund (the Fund) returned 4.60% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned 11.51% for the year.

The Fund’s allocation to U.S. government agency mortgage-backed securities (MBS), which are sensitive to mortgage refinance activity, were the primary detractor to performance. U.S. Treasury yields fell during the period, causing mortgage prepayment speeds to increase, thereby shortening the life span of MBS cash flows, which led to a drop in MBS prices during the period.

The Fund’s relatively short duration6 detracted from returns during the period versus the Index. The Fund’s near-zero U.S. duration, which was shorter than the Index, hurt as yields across the U.S. Treasury yield curve7 fell. Select duration positions outside of the U.S., which included short interest rate exposures in Japan and New Zealand, also hurt performance during the period.

Asset allocation aided Fund performance versus the Index during the period. Exposure to local and hard currency emerging markets debt contributed during the period due to a combination of factors: a dovish monetary policy from the Fed and European Central Bank; improving country fundamentals; attractive relative valuations; and strong investor flows into emerging markets.

The Fund’s allocation to absolute-return strategies proved valuable to performance during the period. Gains in currency and interest rate positions drove positive returns while, at the regional level, exposures in Eastern Europe and the Middle East and Africa were particularly beneficial. A long8 local-bond position in Ukraine was a contributor to returns as appetite for the county’s assets grew on optimism from newly elected President Zelensky and his economic reform agenda. Interest rate cuts from that country’s central bank provided further support for Ukrainian local bonds. Inflation-linked securities outside of the U.S. also helped performance, specifically in New Zealand and Thailand, as real yields ticked lower during the period.

Exposure to U.S. high yield bonds also added to returns during the period after the Fed lowered interest rates, coupled with generally healthy corporate balance sheets.

Currency management contributed positively to returns during the period. Long positions in the Egyptian pound and Icelandic krona were top performers during the period. Other contributors included long exposure in the Serbian dinar and short9 exposure in the South Korean won, which was particularly helpful given that the Southeast Asian country — a major exporter — experienced weakness amid trade tensions between China and the U.S. during the period.

The Fund utilizes derivatives extensively to both hedge select, undesired risk exposures as well as gain select, desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives detracted from returns relative versus the Index. Interest rate derivatives as well as credit-default swaps both detracted from performance while currency forwards were relatively flat.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Performance2,3

Portfolio Managers Eric A. Stein, CFA, Andrew Szczurowski, CFA, Justin Bourgette, CFA and Brian Shaw, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	4.60%	2.61%	3.72%
Class A with 2.25% Maximum Sales Charge	—	—	2.19	2.15	3.48
Class C at NAV	05/25/1994	11/26/1990	3.84	1.84	2.94
Class C with 1% Maximum Sales Charge	—	—	2.84	1.84	2.94
Class I at NAV	04/03/2009	11/26/1990	4.87	2.89	3.99
Class R at NAV	08/03/2009	11/26/1990	4.34	2.36	3.48
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	11.51%	3.24%	3.73%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.13%	1.88%	0.87%	1.38%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$13,360	N.A.
Class I	$250,000	10/31/2009	$369,643	N.A.
Class R	$10,000	10/31/2009	$14,085	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Fund Profile5

Allocation to Portfolios and Funds (% of net assets)

Asset Allocation (% of net assets)

*	Net of unfunded loan commitments.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE U.S. Dollar Index is a geometrically-averaged calculation of six currencies weighted against the U.S. dollar. ICE® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[7]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 1, 2019, the Fund is managed by Eric A. Stein, Andrew Szczurowski, Justin Bourgette and Brian Shaw.

Effective December 2, 2019, Class A shares of the Fund purchased at net asset value (NAV) in amounts of $250,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,027.20	$5.83	1.14%
Class C	$1,000.00	$1,022.10	$9.68	1.90%
Class I	$1,000.00	$1,028.50	$4.45	0.87%
Class R	$1,000.00	$1,025.90	$7.10	1.39%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.80	1.14%
Class C	$1,000.00	$1,015.60	$9.65	1.90%
Class I	$1,000.00	$1,020.80	$4.43	0.87%
Class R	$1,000.00	$1,018.20	$7.07	1.39%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets

Emerging Markets Local Income Portfolio (identified cost, $63,381,278)		$67,868,150	3.9%

Global Macro Absolute Return Advantage Portfolio (identified cost, $260,437,391)		266,664,923	15.6

Global Opportunities Portfolio (identified cost, $1,332,038,826)		1,273,382,202	74.3

Senior Debt Portfolio (identified cost, $50,568,095)		43,930,832	2.6

Total Investments in Affiliated Portfolios (identified cost $1,706,425,590)		$1,651,846,107	96.4%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets

Fixed Income Funds

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	7,020,947	$63,258,733	3.7%

Total Investments in Affiliated Investment Funds (identified cost $67,345,476)		$63,258,733	3.7%

Total Investments (identified cost $1,773,771,066)		$1,715,104,840	100.1%

Other Assets, Less Liabilities		$(2,298,578)	(0.1)%

Net Assets		$1,712,806,262	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Affiliated investments, at value (identified cost, $1,773,771,066)	$1,715,104,840

Cash	1,148

Receivable for Fund shares sold	2,795,577

Total assets	$1,717,901,565

Liabilities

Payable for Fund shares redeemed	$4,377,043

Payable to affiliates:

Distribution and service fees	331,698

Trustees’ fees	21

Accrued expenses	386,541

Total liabilities	$5,095,303

Net Assets	$1,712,806,262

Sources of Net Assets

Paid-in capital	$1,872,528,597

Accumulated loss	(159,722,335)

Total	$1,712,806,262

Class A Shares

Net Assets	$539,447,576

Shares Outstanding	74,809,588

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.21

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$7.38

Class C Shares

Net Assets	$251,580,995

Shares Outstanding	36,981,950

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.80

Class I Shares

Net Assets	$919,828,495

Shares Outstanding	127,744,685

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.20

Class R Shares

Net Assets	$1,949,196

Shares Outstanding	269,926

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.22

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends from Affiliated Investment Funds	$4,655,792

Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $2,339,668)	96,432,398

Dividends allocated from affiliated Portfolios (net of foreign taxes, $77,140)	6,687,566

Expenses, excluding interest expense, allocated from affiliated Portfolios	(12,940,242)

Interest expense allocated from affiliated Portfolios	(1,835,755)

Total investment income	$92,999,759

Expenses

Distribution and service fees

Class A	$1,358,281

Class B	25,205

Class C	3,080,917

Class R	10,286

Trustees’ fees and expenses	478

Custodian fee	93,730

Transfer and dividend disbursing agent fees	1,281,258

Legal and accounting services	237,046

Printing and postage	296,421

Registration fees	147,858

Miscellaneous	39,493

Total expenses	$6,570,973

Net investment income	$86,428,786

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions — Affiliated Investment Funds	$(311,895)

Investment transactions — affiliated Portfolios	5,676,670

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions (net of foreign capital gains taxes of $269,728)	(6,723,788)

Written options	397,802

Futures contracts	(23,975,591)

Swap contracts	(11,728,371)

Foreign currency transactions	2,804,666

Forward foreign currency exchange contracts	5,268,521

Non-deliverable bond forward contracts	457,165

Capital gains distributions received	102,951

Net realized loss	$(28,031,870)

Change in unrealized appreciation (depreciation) —

Investments — Affiliated Investment Funds	$3,528,796

Investments — affiliated Portfolios	(5,676,670)

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments (including net increase in accrued foreign capital gains taxes of $371,544)	39,582,442

Written options	176,543

Futures contracts	(5,147,173)

Swap contracts	(6,104,890)

Forward volatility agreements	925,303

Foreign currency	(242,929)

Forward foreign currency exchange contracts	(6,665,904)

Non-deliverable bond forward contracts	(9,639)

Net change in unrealized appreciation (depreciation)	$20,365,879

Net realized and unrealized loss	$(7,665,991)

Net increase in net assets from operations	$78,762,795

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$86,428,786	$100,452,133

Net realized loss	(28,031,870)	(2,560,036)

Net change in unrealized appreciation (depreciation)	20,365,879	(100,642,025)

Net increase (decrease) in net assets from operations	$78,762,795	$(2,749,928)

Distributions to shareholders —

Class A	$(22,960,163)	$(8,920,933)

Class B	(77,447)	(118,752)

Class C	(10,333,581)	(5,448,559)

Class I	(43,341,943)	(18,035,501)

Class R	(81,640)	(35,627)

Total distributions to shareholders	$(76,794,774)	$(32,559,372)

Tax return of capital to shareholders —

Class A	$—	$(13,522,143)

Class B	—	(149,212)

Class C	—	(8,152,519)

Class I	—	(29,107,631)

Class R	—	(55,651)

Total tax return of capital to shareholders	$—	$(50,987,156)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$56,915,775	$119,199,009

Class B	447	30,920

Class C	20,629,529	33,747,209

Class I	289,013,216	537,072,821

Class R	748,811	1,655,036

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	21,423,637	20,751,796

Class B	72,215	248,270

Class C	9,734,053	12,877,840

Class I	39,950,621	42,165,673

Class R	61,056	62,727

Cost of shares redeemed

Class A	(197,140,874)	(230,560,954)

Class B	(960,769)	(3,049,691)

Class C	(101,079,767)	(139,389,245)

Class I	(579,984,230)	(488,201,010)

Class R	(1,068,622)	(2,191,420)

Net asset value of shares converted(1)

Class A	91,404,980	6,257,935

Class B	(4,051,679)	(6,257,935)

Class C	(87,353,301)	—

Issued in connection with tax-free reorganization (see Note 11)

Class A	—	29,416,801

Class C	—	13,064,346

Class I	—	13,708,211

Net decrease in net assets from Fund share transactions	$(441,684,902)	$(39,391,661)

Net decrease in net assets	$(439,716,881)	$(125,688,117)

Net Assets

At beginning of year	$2,152,523,143	$2,278,211,260

At end of year	$1,712,806,262	$2,152,523,143

(1)	Includes the conversion of Class B to Class A at the close of business on October 15, 2019 upon the termination of Class B.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Financial Highlights

	Class A
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$7.180		$7.470		$7.280		$7.360		$7.900

Income (Loss) From Operations

Net investment income(1)	$0.337		$0.331		$0.295		$0.284		$0.302

Net realized and unrealized gain (loss)	(0.004)		(0.345)		0.171		(0.069)		(0.361)

Total income (loss) from operations	$0.333		$(0.014)		$0.466		$0.215		$(0.059)

Less Distributions

From net investment income	$(0.303)		$(0.108)		$(0.276)		$(0.269)		$(0.318)

From net realized gain	—		—		—		—		(0.163)

Tax return of capital	—		(0.168)		—		(0.026)		—

Total distributions	$(0.303)		$(0.276)		$(0.276)		$(0.295)		$(0.481)

Net asset value — End of year	$7.210		$7.180		$7.470		$7.280		$7.360

Total Return(2)	4.60%		0.06%		6.35%		3.05%		(0.81)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$539,448		$565,348		$642,805		$878,296		$1,257,518

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.18	%(5)	1.11	%(5)	1.09	%(5)	1.08	%(5)	1.06	%(6)

Net investment income	4.70%		4.48%		3.98%		3.94%		3.96%

Portfolio Turnover of the Fund(7)	11%		15%		11%		10%		10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2019, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% for the year ended October 31, 2015.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$6.780		$7.040		$6.870		$6.940		$7.460

Income (Loss) From Operations

Net investment income(1)	$0.269		$0.260		$0.227		$0.216		$0.233

Net realized and unrealized gain (loss)	(0.014)		(0.312)		0.151		(0.059)		(0.344)

Total income (loss) from operations	$0.255		$(0.052)		$0.378		$0.157		$(0.111)

Less Distributions

From net investment income	$(0.235)		$(0.081)		$(0.208)		$(0.207)		$(0.246)

From net realized gain	—		—		—		—		(0.163)

Tax return of capital	—		(0.127)		—		(0.020)		—

Total distributions	$(0.235)		$(0.208)		$(0.208)		$(0.227)		$(0.409)

Net asset value — End of year	$6.800		$6.780		$7.040		$6.870		$6.940

Total Return(2)	3.84%		(0.77)%		5.56%		2.35%		(1.57)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$251,581		$409,686		$506,158		$598,798		$727,676

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.93	%(5)	1.86	%(5)	1.84	%(5)	1.83	%(5)	1.81	%(6)

Net investment income	3.98%		3.73%		3.24%		3.18%		3.23%

Portfolio Turnover of the Fund(7)	11%		15%		11%		10%		10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2019, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% for the year ended October 31, 2015.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$7.170		$7.460		$7.270		$7.350		$7.880

Income (Loss) From Operations

Net investment income(1)	$0.354		$0.349		$0.316		$0.302		$0.318

Net realized and unrealized gain (loss)	(0.004)		(0.345)		0.168		(0.069)		(0.348)

Total income (loss) from operations	$0.350		$0.004		$0.484		$0.233		$(0.030)

Less Distributions

From net investment income	$(0.320)		$(0.115)		$(0.294)		$(0.285)		$(0.337)

From net realized gain	—		—		—		—		(0.163)

Tax return of capital	—		(0.179)		—		(0.028)		—

Total distributions	$(0.320)		$(0.294)		$(0.294)		$(0.313)		$(0.500)

Net asset value — End of year	$7.200		$7.170		$7.460		$7.270		$7.350

Total Return(2)	4.87%		0.30%		6.62%		3.30%		(0.44)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$919,828		$1,170,337		$1,112,215		$706,509		$1,052,734

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.91	%(5)	0.85	%(5)	0.84	%(5)	0.82	%(5)	0.81	%(6)

Net investment income	4.95%		4.73%		4.25%		4.19%		4.18%

Portfolio Turnover of the Fund(7)	11%		15%		11%		10%		10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2019, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% for the year ended October 31, 2015.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$7.190		$7.480		$7.290		$7.370		$7.910

Income (Loss) From Operations

Net investment income(1)	$0.300		$0.298		$0.279		$0.269		$0.282

Net realized and unrealized gain (loss)	0.015		(0.330)		0.169		(0.072)		(0.360)

Total income (loss) from operations	$0.315		$(0.032)		$0.448		$0.197		$(0.078)

Less Distributions

From net investment income	$(0.285)		$(0.101)		$(0.258)		$(0.249)		$(0.299)

From net realized gain	—		—		—		—		(0.163)

Tax return of capital	—		(0.157)		—		(0.028)		—

Total distributions	$(0.285)		$(0.258)		$(0.258)		$(0.277)		$(0.462)

Net asset value — End of year	$7.220		$7.190		$7.480		$7.290		$7.370

Total Return(2)	4.34%		(0.19)%		6.08%		2.79%		(1.05)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,949		$2,204		$2,781		$2,579		$5,457

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.44	%(5)	1.36	%(5)	1.34	%(5)	1.33	%(5)	1.31	%(6)

Net investment income	4.18%		4.03%		3.75%		3.72%		3.70%

Portfolio Turnover of the Fund(7)	11%		15%		11%		10%		10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2019, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% for the year ended October 31, 2015.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in four portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2019 were as follows: Emerging Markets Local Income Portfolio (5.5%), Global Macro Absolute Return Advantage Portfolio (8.0%), Global Opportunities Portfolio (93.1%) and Senior Debt Portfolio (0.6%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for

15

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Notes to Financial Statements — continued

dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$76,794,774	$32,559,372

Tax return of capital	$—	$50,987,156

During the year ended October 31, 2019, accumulated loss was increased by $5,124,240 and paid-in capital was increased by $5,124,240 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investments in the Portfolios. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Notes to Financial Statements — continued

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$42,223,107

Deferred capital losses	$(98,831,773)

Net unrealized depreciation	$(103,113,669)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $98,831,773 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $25,980,243 are short-term and $72,851,530 are long-term.

Deferred losses of $32,618,199 included in the amounts above are available to the Fund as a result of the reorganization on October 19, 2018 (see Note 11). Utilization of these deferred losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,818,218,515

Gross unrealized appreciation	$10,714,405

Gross unrealized depreciation	(113,828,080)

Net unrealized depreciation	$(103,113,675)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2019, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $11,456,085 or 0.62% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $83,031 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,726 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $4,655,792 and $10,119,312, respectively, for the year ended October 31, 2019.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $1,358,281 for Class A shares.

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan), Class R shares (Class R Plan) and prior to October 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $18,904 and $2,310,688 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2019, the Fund paid or accrued to EVD $5,143 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $6,301, $770,229 and $5,143 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to October 16, 2019, on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $19,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class B shareholders. Effective December 2, 2019, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase).

7  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$—	$(23,302)

Emerging Markets Local Income Portfolio	24,594,000	(25,494,728)

Global Macro Absolute Return Advantage Portfolio	157,207	(122,751,993)

Global Macro Portfolio	—	(10,525)

Global Opportunities Portfolio	161,034,857	(316,009,296)

High Income Portfolio	—	(55,828,609)

Senior Debt Portfolio	17,694,709	(191,732,540)

Short Duration High Income Portfolio	—	(7,834,268)

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	7,943,601	16,096,778

Issued to shareholders electing to receive payments of distributions in Fund shares	2,995,371	2,816,828

Redemptions	(27,607,071)	(31,231,793)

Issued in connection with tax-free reorganization (see Note 11)	—	4,066,352

Converted from Class B shares	564,602	846,131

Converted from Class C shares	12,225,996	—

Net decrease	(3,877,501)	(7,405,704)

	Year Ended October 31,
Class B	2019(1)	2018

Sales	66	4,399

Issued to shareholders electing to receive payments of distributions in Fund shares	10,752	35,615

Redemptions	(142,240)	(436,121)

Converted to Class A shares	(599,074)	(897,730)

Net decrease	(730,496)	(1,293,837)

	Year Ended October 31,
Class C	2019	2018

Sales	3,051,544	4,830,285

Issued to shareholders electing to receive payments of distributions in Fund shares	1,444,186	1,852,604

Redemptions	(14,972,809)	(20,015,875)

Issued in connection with tax-free reorganization (see Note 11)	—	1,915,116

Converted to Class A shares	(12,986,853)	—

Net decrease	(23,463,932)	(11,417,870)

	Year Ended October 31,
Class I	2019	2018

Sales	40,374,032	72,576,503

Issued to shareholders electing to receive payments of distributions in Fund shares	5,595,325	5,736,973

Redemptions	(81,345,193)	(66,261,363)

Issued in connection with tax-free reorganization (see Note 11)	—	1,897,251

Net increase (decrease)	(35,375,836)	13,949,364

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class R	2019	2018

Sales	104,320	223,003

Issued to shareholders electing to receive payments of distributions in Fund shares	8,523	8,504

Redemptions	(149,227)	(297,047)

Net decrease	(36,384)	(65,540)

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

9  Affiliated Investment Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $63,258,733, which represents 3.7% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period

Calvert Absolute Return Bond Fund, Class I	$10,178,545	$30,439	$(10,119,312)	$(311,895)	$222,223	$—	$30,439	—

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	55,326,807	4,625,353	—	—	3,306,573	63,258,733	4,625,353	7,020,947

Total				$(311,895)	$3,528,796	$63,258,733	$4,655,792

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$1,651,846,107	$—	$—	$1,651,846,107

Investments in Affiliated Investment Funds	63,258,733			63,258,733

Total Investments	$1,715,104,840	$—	$—	$1,715,104,840

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Notes to Financial Statements — continued

11  Reorganization

As of the close of business on October 19, 2018, the Fund acquired the net assets of Eaton Vance Multi-Strategy Absolute Return Fund (Multi-Strategy Absolute Return Fund) pursuant to a plan of reorganization approved by the shareholders of Multi-Strategy Absolute Return Fund. The purpose of the transaction was to combine two funds managed by BMR with substantially similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 4,066,352 shares of Class A of the Fund (valued at $29,416,801) for the 3,490,673 shares of Class A of Multi-Strategy Absolute Return Fund, 1,915,116 shares of Class C of the Fund (valued at $13,064,346) for the 1,552,480 shares of Class C of Multi-Strategy Absolute Return Fund, and 1,897,251 shares of Class I of the Fund (valued at $13,708,211) for the 1,627,589 shares of Class I of Multi-Strategy Absolute Return Fund, each outstanding on October 19, 2018.

The investment portfolio of Multi-Strategy Absolute Return Fund, with a fair value of $23,089,218 and identified cost of $23,523,643 and cash of $33,171,312 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Multi-Strategy Absolute Return Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $2,131,267,369. The net assets of Multi-Strategy Absolute Return Fund at that date of $56,189,358, including $33,527,668 of accumulated net realized losses and $434,425 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $2,187,456,727.

Assuming the acquisition had been completed on November 1, 2017, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2018 are as follows:

Net investment income	$101,906,851

Net realized and change in unrealized gain (loss) on investments	$(105,215,056)

Net decrease in net assets from operations	$(3,308,205)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of Multi-Strategy Absolute Return Fund since October 19, 2018 through October 31, 2018.

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 26.2%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 2182, Class ZC, 7.50%, 9/15/29	$125,370	$143,366

Series 4273, Class SP, 6.583%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(1)	516,145	764,718

Series 4407, Class LN, 4.587%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(1)	160,780	165,227

Series 4637, Class CU, 3.00%, 8/15/44	11,794,860	12,135,676

Series 4677, Class SB, 7.874%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(1)	2,485,427	2,760,477

Series 4774, Class QD, 4.50%, 1/15/43	14,211,093	14,860,805

Series 4914, Class DZ, 4.00%, 9/25/49	7,890,632	7,904,610

Interest Only:(2)

Series 267, Class S5, 4.079%, (6.00% - 1 mo. USD LIBOR), 8/15/42(1)	11,839,219	1,921,641

Series 2631, Class DS, 5.179%, (7.10% - 1 mo. USD LIBOR), 6/15/33(1)	2,155,238	329,442

Series 2953, Class LS, 4.779%, (6.70% - 1 mo. USD LIBOR), 12/15/34(1)	1,425,647	96,117

Series 2956, Class SL, 5.079%, (7.00% - 1 mo. USD LIBOR), 6/15/32(1)	1,119,393	224,383

Series 3114, Class TS, 4.729%, (6.65% - 1 mo. USD LIBOR), 9/15/30(1)	3,679,121	504,530

Series 3153, Class JI, 4.593%, (6.62% - 1 mo. USD LIBOR), 5/15/36(1)	2,655,588	527,674

Series 3745, Class SA, 4.829%, (6.75% - 1 mo. USD LIBOR), 3/15/25(1)	667,302	18,283

Series 3969, Class SB, 4.729%, (6.65% - 1 mo. USD LIBOR), 2/15/30(1)	383,990	5,179

Series 3973, Class SG, 4.729%, (6.65% - 1 mo. USD LIBOR), 4/15/30(1)	1,404,323	62,306

Series 4007, Class JI, 4.00%, 2/15/42	2,462,482	382,788

Series 4050, Class IB, 3.50%, 5/15/41	11,419,691	1,007,889

Series 4067, Class JI, 3.50%, 6/15/27	7,897,038	692,635

Series 4070, Class S, 4.179%, (6.10% - 1 mo. USD LIBOR), 6/15/32(1)	14,771,423	2,468,252

Series 4095, Class HS, 4.179%, (6.10% - 1 mo. USD LIBOR), 7/15/32(1)	4,195,550	555,199

Series 4109, Class ES, 4.229%, (6.15% - 1 mo. USD LIBOR), 12/15/41(1)	89,369	19,332

Series 4109, Class KS, 4.179%, (6.10% - 1 mo. USD LIBOR), 5/15/32(1)	417,116	4,989

Series 4109, Class SA, 4.279%, (6.20% - 1 mo. USD LIBOR), 9/15/32(1)	5,733,686	1,012,871

Series 4149, Class S, 4.329%, (6.25% - 1 mo. USD LIBOR), 1/15/33(1)	4,197,012	703,776

Series 4163, Class GS, 4.279%, (6.20% - 1 mo. USD LIBOR), 11/15/32(1)	3,285,376	635,086

Series 4169, Class AS, 4.329%, (6.25% - 1 mo. USD LIBOR), 2/15/33(1)	4,927,026	846,965

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(2) (continued)

Series 4180, Class GI, 3.50%, 8/15/26	$3,208,559	$185,764

Series 4188, Class AI, 3.50%, 4/15/28	6,323,135	483,629

Series 4189, Class SQ, 4.229%, (6.15% - 1 mo. USD LIBOR), 12/15/42(1)	5,837,867	670,755

Series 4203, Class QS, 4.329%, (6.25% - 1 mo. USD LIBOR), 5/15/43(1)	3,878,103	554,854

Series 4212, Class SA, 4.279%, (6.20% - 1 mo. USD LIBOR), 7/15/38(1)	6,277,468	192,293

Series 4323, Class CI, 4.00%, 3/15/40	5,731,066	255,325

Series 4332, Class IK, 4.00%, 4/15/44	2,589,254	427,464

Series 4332, Class KI, 4.00%, 9/15/43	2,340,298	235,575

Series 4343, Class PI, 4.00%, 5/15/44	5,296,383	862,872

Series 4370, Class IO, 3.50%, 9/15/41	3,511,812	331,575

Series 4381, Class SK, 4.229%, (6.15% - 1 mo. USD LIBOR), 6/15/44(1)	5,790,822	1,029,426

Series 4388, Class MS, 4.179%, (6.10% - 1 mo. USD LIBOR), 9/15/44(1)	6,651,693	1,342,161

Series 4408, Class IP, 3.50%, 4/15/44	8,231,050	1,028,084

Series 4452, Class SP, 4.279%, (6.20% - 1 mo. USD LIBOR), 10/15/43(1)	11,087,480	1,187,696

Series 4497, Class CS, 4.279%, (6.20% - 1 mo. USD LIBOR), 9/15/44(1)	18,053,488	3,246,775

Series 4507, Class MI, 3.50%, 8/15/44	9,666,275	966,618

Series 4507, Class SJ, 4.259%, (6.18% - 1 mo. USD LIBOR), 9/15/45(1)	10,198,320	2,010,331

Series 4520, Class PI, 4.00%, 8/15/45	33,185,340	3,225,094

Series 4526, Class PI, 3.50%, 1/15/42	6,264,441	486,940

Series 4528, Class BS, 4.229%, (6.15% - 1 mo. USD LIBOR), 7/15/45(1)	9,935,179	1,980,929

Series 4629, Class QI, 3.50%, 11/15/46	10,575,662	1,499,339

Series 4637, Class IP, 3.50%, 4/15/44	4,814,437	459,304

Series 4644, Class TI, 3.50%, 1/15/45	9,493,628	1,036,812

Series 4653, Class PI, 3.50%, 7/15/44	4,847,357	311,370

Series 4667, Class PI, 3.50%, 5/15/42	20,689,615	1,581,738

Series 4672, Class LI, 3.50%, 1/15/43	10,025,270	735,172

Series 4744, Class IO, 4.00%, 11/15/47	8,330,859	1,252,934

Series 4749, Class IL, 4.00%, 12/15/47	6,665,099	1,000,928

Series 4767, Class IM, 4.00%, 5/15/45	12,578,534	967,537

Series 4768, Class IO, 4.00%, 3/15/48	8,407,036	1,282,711

Principal Only:(3)

Series 4417, Class KO, 0.00%, 12/15/43	1,576,273	1,235,650

Series 4478, Class PO, 0.00%, 5/15/45	3,025,063	2,699,369

		$85,521,240

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2017-DNA3, Class M3, 4.323%, (1 mo. USD LIBOR + 2.50%), 3/25/30(4)	$15,000,000	$15,313,002

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)

Series 2018-DNA1, Class M2, 3.623%, (1 mo. USD LIBOR + 1.80%), 7/25/30(4)	$7,694,168	$7,703,769

Series 2018-DNA2, Class M2, 3.973%, (1 mo. USD LIBOR + 2.15%), 12/25/30(4)(5)	12,000,000	12,096,340

Series 2018-DNA3, Class M2, 3.923%, (1 mo. USD LIBOR + 2.10%), 9/25/48(4)(5)	5,000,000	5,028,773

		$40,141,884

Federal National Mortgage Association:

Series G94-7, Class PJ, 7.50%, 5/17/24	$206,944	$223,899

Series 1994-42, Class K, 6.50%, 4/25/24	130,940	140,175

Series 2009-62, Class WA, 5.571%, 8/25/39(6)	1,675,231	1,806,792

Series 2013-6, Class TA, 1.50%, 1/25/43	2,083,147	2,029,615

Series 2017-66, Class ZJ, 3.00%, 9/25/57	4,050,453	4,016,570

Series 2017-76, Class Z, 3.00%, 10/25/57	4,911,835	4,859,401

Series 2019-50, Class NZ, 3.50%, 9/25/49	4,460,868	4,479,234

Series 2019-52, Class KZ, 3.50%, 9/25/49	7,065,693	7,068,575

Series 2019-54, Class Z, 3.50%, 9/25/49	7,369,778	7,369,797

Series 2019-64, Class ZN, 3.50%, 11/25/49	7,691,567	7,716,695

Series 2019-72, Class AZ, 3.50%, 10/1/49	2,795,000	2,794,419

Interest Only:(2)

Series 2004-46, Class SI, 4.177%, (6.00% - 1 mo. USD LIBOR), 5/25/34(1)	3,230,402	475,632

Series 2005-17, Class SA, 4.877%, (6.70% - 1 mo. USD LIBOR), 3/25/35(1)	2,119,783	470,681

Series 2005-71, Class SA, 4.927%, (6.75% - 1 mo. USD LIBOR), 8/25/25(1)	1,390,485	108,316

Series 2005-105, Class S, 4.877%, (6.70% - 1 mo. USD LIBOR), 12/25/35(1)	1,820,660	379,028

Series 2006-44, Class IS, 4.777%, (6.60% - 1 mo. USD LIBOR), 6/25/36(1)	1,558,915	322,521

Series 2006-65, Class PS, 5.397%, (7.22% - 1 mo. USD LIBOR), 7/25/36(1)	1,566,654	358,037

Series 2006-96, Class SN, 5.377%, (7.20% - 1 mo. USD LIBOR), 10/25/36(1)	1,997,451	374,797

Series 2006-104, Class SD, 4.817%, (6.64% - 1 mo. USD LIBOR), 11/25/36(1)	1,546,216	299,664

Series 2006-104, Class SE, 4.807%, (6.63% - 1 mo. USD LIBOR), 11/25/36(1)	1,030,810	207,235

Series 2007-50, Class LS, 4.627%, (6.45% - 1 mo. USD LIBOR), 6/25/37(1)	2,332,334	439,593

Series 2008-26, Class SA, 4.377%, (6.20% - 1 mo. USD LIBOR), 4/25/38(1)	2,915,848	562,038

Series 2008-61, Class S, 4.277%, (6.10% - 1 mo. USD LIBOR), 7/25/38(1)	4,983,564	916,905

Series 2010-99, Class NS, 4.777%, (6.60% - 1 mo. USD LIBOR), 3/25/39(1)	570,314	6,555

Series 2010-124, Class SJ, 4.227%, (6.05% - 1 mo. USD LIBOR), 11/25/38(1)	1,545,348	67,796

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Interest Only:(2) (continued)

Series 2010-135, Class SD, 4.177%, (6.00% - 1 mo. USD LIBOR), 6/25/39(1)	$3,763,366	$180,488

Series 2011-101, Class IC, 3.50%, 10/25/26	3,771,293	277,049

Series 2011-101, Class IE, 3.50%, 10/25/26	2,818,651	208,199

Series 2011-104, Class IM, 3.50%, 10/25/26	4,821,724	360,628

Series 2012-24, Class S, 3.677%, (5.50% - 1 mo. USD LIBOR), 5/25/30(1)	1,834,917	83,524

Series 2012-30, Class SK, 4.727%, (6.55% - 1 mo. USD LIBOR), 12/25/40(1)	6,147,345	604,675

Series 2012-52, Class DI, 3.50%, 5/25/27	7,524,315	655,305

Series 2012-56, Class SU, 4.927%, (6.75% - 1 mo. USD LIBOR), 8/25/26(1)	561,798	16,574

Series 2012-63, Class EI, 3.50%, 8/25/40	8,785,450	457,255

Series 2012-73, Class MS, 4.227%, (6.05% - 1 mo. USD LIBOR), 5/25/39(1)	5,559,417	222,093

Series 2012-76, Class GS, 4.227%, (6.05% - 1 mo. USD LIBOR), 9/25/39(1)	3,969,482	200,129

Series 2012-86, Class CS, 4.277%, (6.10% - 1 mo. USD LIBOR), 4/25/39(1)	2,457,366	106,540

Series 2012-94, Class KS, 4.827%, (6.65% - 1 mo. USD LIBOR), 5/25/38(1)	11,624,103	1,122,500

Series 2012-94, Class SL, 4.877%, (6.70% - 1 mo. USD LIBOR), 5/25/38(1)	8,718,077	850,157

Series 2012-97, Class PS, 4.327%, (6.15% - 1 mo. USD LIBOR), 3/25/41(1)	10,075,834	1,266,394

Series 2012-103, Class GS, 4.277%, (6.10% - 1 mo. USD LIBOR), 2/25/40(1)	6,250,640	280,017

Series 2012-112, Class SB, 4.327%, (6.15% - 1 mo. USD LIBOR), 9/25/40(1)	7,864,599	891,509

Series 2012-124, Class IO, 1.663%, 11/25/42(6)	7,849,243	389,016

Series 2012-139, Class LS, 4.327%, (6.15% - 1 mo. USD LIBOR), 12/25/42(1)	6,940,071	1,439,297

Series 2012-147, Class SA, 4.277%, (6.10% - 1 mo. USD LIBOR), 1/25/43(1)	9,289,959	1,829,596

Series 2012-150, Class PS, 4.327%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)	7,757,802	1,210,224

Series 2012-150, Class SK, 4.327%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)	11,948,179	1,817,570

Series 2013-11, Class IO, 4.00%, 1/25/43	20,487,214	3,236,738

Series 2013-12, Class SP, 3.827%, (5.65% - 1 mo. USD LIBOR), 11/25/41(1)	3,658,771	333,389

Series 2013-15, Class DS, 4.377%, (6.20% - 1 mo. USD LIBOR), 3/25/33(1)	8,587,383	1,474,953

Series 2013-23, Class CS, 4.427%, (6.25% - 1 mo. USD LIBOR), 3/25/33(1)	4,656,453	804,912

Series 2013-54, Class HS, 4.477%, (6.30% - 1 mo. USD LIBOR), 10/25/41(1)	5,988,133	414,651

Series 2013-64, Class PS, 4.427%, (6.25% - 1 mo. USD LIBOR), 4/25/43(1)	5,375,491	712,189

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Interest Only:(2) (continued)

Series 2013-66, Class JI, 3.00%, 7/25/43	$9,295,122	$1,331,260

Series 2013-75, Class SC, 4.427%, (6.25% - 1 mo. USD LIBOR), 7/25/42(1)	12,388,247	1,100,806

Series 2014-29, Class IG, 3.50%, 6/25/43	3,146,834	251,584

Series 2014-32, Class EI, 4.00%, 6/25/44	3,008,834	495,114

Series 2014-41, Class SA, 4.227%, (6.05% - 1 mo. USD LIBOR), 7/25/44(1)	6,440,453	1,668,709

Series 2014-43, Class PS, 4.277%, (6.10% - 1 mo. USD LIBOR), 3/25/42(1)	6,426,812	1,174,826

Series 2014-55, Class IN, 3.50%, 7/25/44	8,490,698	1,118,741

Series 2014-64, Class BI, 3.50%, 3/25/44	3,302,949	314,640

Series 2014-67, Class IH, 4.00%, 10/25/44	6,026,778	909,762

Series 2014-80, Class CI, 3.50%, 12/25/44	5,088,253	671,794

Series 2014-89, Class IO, 3.50%, 1/25/45	8,496,995	1,148,517

Series 2015-6, Class IM, 1.00%, (5.33% - 1 mo. USD LIBOR x 1.33, Cap 1.00%), 6/25/43(1)	23,129,905	1,398,145

Series 2015-14, Class KI, 3.00%, 3/25/45	10,845,473	1,341,872

Series 2015-17, Class SA, 4.377%, (6.20% - 1 mo. USD LIBOR), 11/25/43(1)	9,498,048	1,165,978

Series 2015-22, Class GI, 3.50%, 4/25/45	5,201,483	686,554

Series 2015-31, Class SG, 4.277%, (6.10% - 1 mo. USD LIBOR), 5/25/45(1)	13,095,692	2,689,162

Series 2015-36, Class IL, 3.00%, 6/25/45	6,271,932	818,041

Series 2015-47, Class SG, 4.327%, (6.15% - 1 mo. USD LIBOR), 7/25/45(1)	6,496,548	1,103,955

Series 2015-52, Class MI, 3.50%, 7/25/45	13,790,251	1,896,263

Series 2015-93, Class BS, 4.327%, (6.15% - 1 mo. USD LIBOR), 8/25/45(1)	9,788,075	1,785,415

Series 2015-95, Class SB, 4.177%, (6.00% - 1 mo. USD LIBOR), 1/25/46(1)	13,412,481	2,354,171

Series 2016-1, Class SJ, 4.327%, (6.15% - 1 mo. USD LIBOR), 2/25/46(1)	18,647,018	3,381,344

Series 2017-46, Class NI, 3.00%, 8/25/42	11,747,407	1,085,375

Series 2018-21, Class IO, 3.00%, 4/25/48	22,079,825	2,907,081

		$101,738,650

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2017-C06, Class 1M2, 4.473%, (1 mo. USD LIBOR + 2.65%), 2/25/30(4)	$212,953	$217,700

Series 2017-C07, Class 1M2, 4.223%, (1 mo. USD LIBOR + 2.40%), 5/28/30(4)	4,178,340	4,236,141

Series 2017-C07, Class 1M2C, 4.223%, (1 mo. USD LIBOR + 2.40%), 5/28/30(4)	6,355,664	6,383,945

Series 2018-C01, Class 1M2, 4.073%, (1 mo. USD LIBOR + 2.25%), 7/25/30(4)	13,000,000	13,129,011

Series 2018-C03, Class 1M2, 3.973%, (1 mo. USD LIBOR + 2.15%), 10/25/30(4)	5,500,000	5,529,873

		$29,496,670

Security	Principal Amount	Value

Government National Mortgage Association:

Series 2017-101, Class NS, 5.00%, (20.00% - 1 mo. USD LIBOR x 5.00, Cap 5.00%), 7/20/47(1)	$1,267,669	$1,277,817

Series 2017-115, Class ZA, 3.00%, 7/20/47	1,959,712	1,944,773

Series 2019-110, Class ZD, 3.50%, 9/20/49	44,958,239	45,061,902

Series 2019-117, Class Z, 3.50%, 9/20/49	6,412,385	6,437,329

Series 2019-123, Class Z, 5.00%, 10/20/49	40,000,000	40,225,000

Interest Only:(2)

Series 2011-48, Class SD, 4.824%, (6.67% - 1 mo. USD LIBOR), 10/20/36(1)	1,146,708	16,006

Series 2014-68, Class KI, 1.364%, 10/20/42(6)	8,863,042	345,523

Series 2015-116, Class AS, 3.854%, (5.70% - 1 mo. USD LIBOR), 8/20/45(1)	7,094,041	1,042,225

Series 2017-104, Class SD, 4.354%, (6.20% - 1 mo. USD LIBOR), 7/20/47(1)	14,140,761	2,622,869

Series 2017-121, Class DS, 2.654%, (4.50% - 1 mo. USD LIBOR), 8/20/47(1)	11,799,370	1,090,887

Series 2017-137, Class AS, 2.654%, (4.50% - 1 mo. USD LIBOR), 9/20/47(1)	17,542,404	1,679,568

		$101,743,899

Total Collateralized Mortgage Obligations (identified cost $415,502,255)		$358,642,343

Mortgage Pass-Throughs — 0.4%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.875%, (COF + 1.25%), with maturity at 2035(7)	$419,792	$424,228

4.446%, (COF + 1.25%), with maturity at 2030(7)	139,447	145,534

7.00%, with various maturities to 2036	1,479,469	1,664,515

8.00%, with maturity at 2026	105,671	112,378

		$2,346,655

Federal National Mortgage Association:

3.518%, (COF + 1.25%), with maturity at 2035(7)	$276,865	$281,760

4.089%, (COF + 1.78%), with maturity at 2035(7)	943,213	972,717

6.00%, with maturity at 2032	342,408	386,651

6.50%, with maturity at 2036	771,324	866,269

7.00%, with various maturities to 2037	657,408	738,220

8.50%, with maturity at 2032	197,962	230,518

9.50%, with maturity at 2028	136,051	149,848

		$3,625,983

Total Mortgage Pass-Throughs (identified cost $5,773,939)		$5,972,638

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Commercial Mortgage-Backed Securities — 1.6%
Security	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class D, 4.557%, 9/15/47(5)(6)	$3,430,000	$3,187,018

Series 2014-C25, Class D, 3.955%, 11/15/47(5)(6)	8,045,000	7,243,360

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2013-C11, Class D, 4.354%, 8/15/46(5)(6)	5,000,000	2,942,956

Series 2016-C32, Class D, 3.396%, 12/15/49(5)(6)	1,699,000	1,426,104

WF-RBS Commercial Mortgage Trust

Series 2014-C24, Class D, 3.692%, 11/15/47(5)	8,000,000	6,657,544

Total Commercial Mortgage-Backed Securities (identified cost $24,182,238)		$21,456,982

Asset-Backed Securities — 13.7%
Security	Principal Amount	Value

Alinea CLO, Ltd.

Series 2018-1A, Class E, 7.966%, (3 mo. USD LIBOR + 6.00%), 7/20/31(4)(5)	$2,000,000	$1,797,072

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 8.911%, (3 mo. USD LIBOR + 6.91%), 1/15/32(4)(5)	3,000,000	2,767,709

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.361%, (3 mo. USD LIBOR + 6.18%), 11/10/30(4)(5)	2,000,000	1,664,845

Ares XL CLO, Ltd.

Series 2016-40A, Class DR, 8.351%, (3 mo. USD LIBOR + 6.35%), 1/15/29(4)(5)	1,000,000	945,836

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 8.008%, (3 mo. USD LIBOR + 5.85%), 5/15/30(4)(5)	4,000,000	3,628,612

Ares XXXIV CLO, Ltd.

Series 2015-2A, Class F, 8.428%, (3 mo. USD LIBOR + 6.50%), 7/29/26(4)(5)	2,000,000	1,851,452

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 7.701%, (3 mo. USD LIBOR + 5.70%), 7/15/30(4)(5)	3,000,000	2,722,060

Babson CLO, Ltd.

Series 2016-1A, Class ER, 7.934%, (3 mo. USD LIBOR + 6.00%), 7/23/30(4)(5)	2,000,000	1,645,102

Series 2018-1A, Class D, 7.501%, (3 mo. USD LIBOR + 5.50%), 4/15/31(4)(5)	5,000,000	4,389,587

Bain Capital Credit CLO, Ltd.

Series 2017-2A, Class E, 8.29%, (3 mo. USD LIBOR + 6.35%), 7/25/30(4)(5)	2,250,000	2,112,896

Series 2018-1A, Class E, 7.284%, (3 mo. USD LIBOR + 5.35%), 4/23/31(4)(5)	3,500,000	3,137,002

Security	Principal Amount	Value

Barings CLO, Ltd.

Series 2017-1A, Class E, 8.003%, (3 mo. USD LIBOR + 6.00%), 7/18/29(4)(5)	$2,900,000	$2,749,025

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class D, 7.916%, (3 mo. USD LIBOR + 5.95%), 4/20/31(4)(5)	3,000,000	2,589,753

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 7.566%, (3 mo. USD LIBOR + 5.60%), 1/20/31(4)(5)	5,000,000	4,193,439

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class E, 7.316%, (3 mo. USD LIBOR + 5.35%), 4/20/31(4)(5)	3,000,000	2,685,563

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class E, 8.702%, (3 mo. USD LIBOR + 6.70%), 1/17/32(4)(5)	2,000,000	1,944,032

Betony CLO 2, Ltd.

Series 2018-1A, Class D, 7.586%, (3 mo. USD LIBOR + 5.65%), 4/30/31(4)(5)	3,000,000	2,683,177

BlueMountain CLO, Ltd.

Series 2015-3A, Class DR, 7.366%, (3 mo. USD LIBOR + 5.40%), 4/20/31(4)(5)	2,000,000	1,725,306

Series 2016-3A, Class ER, 8.108%, (3 mo. USD LIBOR + 5.95%), 11/15/30(4)(5)	1,000,000	888,319

Series 2018-1A, Class E, 7.886%, (3 mo. USD LIBOR + 5.95%), 7/30/30(4)(5)	750,000	666,080

Canyon Capital CLO, Ltd.

Series 2016-1A, Class ER, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(4)(5)	4,000,000	3,464,140

Series 2016-2A, Class ER, 7.986%, (3 mo. USD LIBOR + 6.00%), 10/15/31(4)(5)	1,000,000	857,652

Series 2017-1A, Class E, 8.251%, (3 mo. USD LIBOR + 6.25%), 7/15/30(4)(5)	1,000,000	893,483

Series 2018-1A, Class E, 7.751%, (3 mo. USD LIBOR + 5.75%), 7/15/31(4)(5)	2,000,000	1,747,035

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 8.486%, (3 mo. USD LIBOR + 6.50%), 1/14/32(4)(5)	1,000,000	890,139

Series 2014-3RA, Class D, 7.336%, (3 mo. USD LIBOR + 5.40%), 7/27/31(4)(5)	2,000,000	1,628,122

Series 2014-4RA, Class D, 7.651%, (3 mo. USD LIBOR + 5.65%), 7/15/30(4)(5)	3,000,000	2,452,024

Series 2015-5A, Class DR, 8.666%, (3 mo. USD LIBOR + 6.70%), 1/20/32(4)(5)	3,500,000	3,189,763

Series C17A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.00%), 4/30/31(4)(5)	3,000,000	2,685,436

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 8.566%, (3 mo. USD LIBOR + 6.60%), 10/20/28(4)(5)	2,000,000	1,878,465

Dryden Senior Loan Fund

Series 2015-40A, Class ER, 7.908%, (3 mo. USD LIBOR + 5.75%), 8/15/31(4)(5)	2,000,000	1,810,596

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Dryden Senior Loan Fund (continued)

Series 2016-42A, Class ER, 7.551%, (3 mo. USD LIBOR + 5.55%), 7/15/30(4)(5)	$2,000,000	$1,755,216

Series 2018-55A, Class E, 7.401%, (3 mo. USD LIBOR + 5.40%), 4/15/31(4)(5)	1,000,000	870,189

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class DR, 4.616%, (3 mo. USD LIBOR + 2.65%), 4/20/31(4)(5)	5,000,000	4,567,285

Series 2015-21A, Class ER, 7.216%, (3 mo. USD LIBOR + 5.25%), 4/20/31(4)(5)	4,000,000	3,439,719

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(4)(5)	2,000,000	1,773,884

Golub Capital Partners CLO, Ltd.

Series 2015-22A, Class ER, 7.966%, (3 mo. USD LIBOR + 6.00%), 1/20/31(4)(5)	3,000,000	2,565,430

Series 2018-37A, Class E, 7.716%, (3 mo. USD LIBOR + 5.75%), 7/20/30(4)(5)	3,000,000	2,719,778

Highbridge Loan Management, Ltd.

Series 3A-2014, Class DR, 8.503%, (3 mo. USD LIBOR + 6.50%), 7/18/29(4)(5)	2,900,000	2,650,452

ICG US CLO, Ltd.

Series 2018-2A, Class E, 7.703%, (3 mo. USD LIBOR + 5.75%), 7/22/31(4)(5)	1,000,000	866,783

Invitation Homes Trust

Series 2017-SFR2, Class E, 4.139%, (1 mo. USD LIBOR + 2.25%), 12/17/36(4)(5)	1,545,150	1,548,013

Series 2018-SFR1, Class E, 3.889%, (1 mo. USD LIBOR + 2.00%), 3/17/37(4)(5)	4,692,359	4,699,712

Series 2018-SFR2, Class E, 3.914%, (1 mo. USD LIBOR + 2.00%), 6/17/37(4)(5)	15,061,248	15,086,250

Series 2018-SFR3, Class E, 3.889%, (1 mo. USD LIBOR + 2.00%), 7/17/37(4)(5)	13,000,000	13,028,733

Madison Park Funding XVII, Ltd.

Series 2015-17A, Class DR, 5.566%, (3 mo. USD LIBOR + 3.60%), 7/21/30(4)(5)	3,500,000	3,443,665

Series 2015-17A, Class ER, 8.466%, (3 mo. USD LIBOR + 6.50%), 7/21/30(4)(5)	5,000,000	4,665,530

Neuberger Berman CLO XIV, Ltd.

Series 2013-14A, Class ER, 8.386%, (3 mo. USD LIBOR + 6.45%), 1/28/30(4)(5)	1,750,000	1,561,538

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class ER, 8.062%, (3 mo. USD LIBOR + 6.06%), 10/17/30(4)(5)	2,000,000	1,769,791

Neuberger Berman Loan Advisers CLO 30, Ltd.

Series 2018-30A, Class E, 8.716%, (3 mo. USD LIBOR + 6.75%), 1/20/31(4)(5)	2,000,000	1,904,966

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 8.153%, (3 mo. USD LIBOR + 5.85%), 10/17/31(4)(5)	1,500,000	1,394,054

Security	Principal Amount	Value

Palmer Square CLO, Ltd. (continued)

Series 2015-1A, Class DR2, 8.402%, (3 mo. USD LIBOR + 6.25%), 5/21/29(4)(5)	$2,000,000	$1,909,301

Series 2015-2A, Class CR, 5.666%, (3 mo. USD LIBOR + 3.70%), 7/20/30(4)(5)	5,000,000	4,907,229

Series 2018-1A, Class D, 7.45%, (3 mo. USD LIBOR + 5.15%), 4/18/31(4)(5)	4,000,000	3,704,713

Series 2018-2A, Class D, 7.601%, (3 mo. USD LIBOR + 5.60%), 7/16/31(4)(5)	2,500,000	2,306,051

Pnmac Gmsr Issuer Trust

Series 2018-GT1, Class A, 4.673%, (1 mo. USD LIBOR + 2.85%), 2/25/23(4)(5)	5,000,000	5,035,765

Series 2018-GT2, Class A, 4.473%, (1 mo. USD LIBOR + 2.65%), 8/25/25(4)(5)	4,272,000	4,291,415

Recette CLO, LLC.

Series 2015-1A, Class F, 9.416%, (3 mo. USD LIBOR + 7.45%), 10/20/27(4)(5)	2,000,000	1,797,039

Regatta IX Funding, Ltd.

Series 2017-1A, Class E, 8.002%, (3 mo. USD LIBOR + 6.00%), 4/17/30(4)(5)	3,000,000	2,815,684

Regatta XIII Funding, Ltd.

Series 2018-2A, Class D, 7.951%, (3 mo. USD LIBOR + 5.95%), 7/15/31(4)(5)	3,000,000	2,653,250

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(4)(5)	2,000,000	1,801,960

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 8.44%, (3 mo. USD LIBOR + 6.50%), 10/25/31(4)(5)	2,000,000	1,804,412

Upland CLO, Ltd.

Series 2016-1A, Class DR, 7.866%, (3 mo. USD LIBOR + 5.90%), 4/20/31(4)(5)	2,000,000	1,781,171

Vibrant CLO 1X, Ltd.

Series 2018-9A, Class D, 8.216%, (3 mo. USD LIBOR + 6.25%), 7/20/31(4)(5)	2,000,000	1,670,360

Voya CLO, Ltd.

Series 2013-1A, Class DR, 8.481%, (3 mo. USD LIBOR + 6.48%), 10/15/30(4)(5)	5,000,000	4,409,697

Series 2014-1A, Class DR2, 8.003%, (3 mo. USD LIBOR + 6.00%), 4/18/31(4)(5)	2,000,000	1,744,272

Series 2015-3A, Class DR, 8.166%, (3 mo. USD LIBOR + 6.20%), 10/20/31(4)(5)	2,000,000	1,748,524

Series 2018-2A, Class E, 7.251%, (3 mo. USD LIBOR + 5.25%), 7/15/31(4)(5)	1,000,000	883,547

Wind River CLO, Ltd.

Series 2013-1A, Class DR, 8.266%, (3 mo. USD LIBOR + 6.30%), 7/20/30(4)(5)	2,000,000	1,572,732

Series 2017-1A, Class E, 8.423%, (3 mo. USD LIBOR + 6.42%), 4/18/29(4)(5)	2,000,000	1,858,549

Total Asset-Backed Securities (identified cost $201,871,362)		$187,290,381

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

U.S. Government Guaranteed Small Business Administration Loans(8)(9) — 4.5%
Security	Principal Amount	Value

0.66%, 3/15/30	$2,838,021	$61,699

0.73%, 7/15/31	3,256,960	78,294

0.93%, 5/15/42	1,661,832	57,910

0.98%, 4/15/32	1,588,670	52,234

1.31%, 4/15/42 to 7/15/42	8,584,095	449,376

1.34%, 9/15/41	1,944,346	97,541

1.38%, 6/15/41	3,190,566	159,089

1.48%, 4/15/34	1,198,267	71,274

1.49%, 7/15/36	1,168,563	60,679

1.56%, 7/15/42	2,528,166	155,394

1.59%, 10/21/36	1,347,276	75,428

1.61%, 12/15/41 to 7/15/42	9,986,512	624,035

1.63%, 9/15/41	2,015,381	129,196

1.68%, 4/15/41 to 7/15/41	3,735,123	240,627

1.73%, 10/15/33 to 11/21/41	3,093,612	205,108

1.74%, 5/15/36	3,700,907	223,003

1.81%, 12/21/41 to 11/15/42	8,013,226	567,790

1.84%, 11/9/36 to 2/15/40	3,083,521	197,045

1.86%, 12/28/41 to 6/15/42	18,854,967	1,326,801

1.88%, 11/19/36 to 12/15/36	4,933,672	327,179

1.91%, 2/15/42 to 7/15/42	10,465,121	818,930

1.93%, 7/15/42	1,778,256	137,909

1.96%, 11/29/30 to 8/15/42	5,236,367	379,389

1.98%, 10/15/37	1,084,248	69,906

2.03%, 2/15/42 to 5/15/42	4,752,331	407,279

2.06%, 5/15/42 to 7/15/42	5,191,632	417,185

2.11%, 4/15/33 to 7/15/42	7,307,469	574,756

2.16%, 5/15/42 to 6/15/42	6,413,979	535,160

2.21%, 8/15/42	3,323,035	284,373

2.23%, 1/15/41 to 1/15/42	4,784,339	407,277

2.28%, 11/1/29	1,431,658	101,147

2.31%, 4/15/42 to 7/15/42	5,282,746	502,802

2.36%, 1/16/42 to 6/15/42	20,536,394	1,875,402

2.38%, 6/15/42	1,717,107	156,407

2.39%, 7/15/40	1,438,370	113,700

2.41%, 1/15/38 to 7/15/42	21,567,363	2,080,621

2.43%, 3/15/41 to 6/15/42	4,924,938	435,061

2.46%, 12/15/26 to 8/15/42	13,627,435	1,247,607

2.48%, 2/23/41	1,126,646	104,555

2.53%, 11/15/42	1,674,525	162,303

2.56%, 1/15/41 to 7/15/42	3,323,056	347,440

2.59%, 4/15/36	1,433,507	129,116

2.61%, 6/15/33 to 7/15/42	9,001,936	912,914

2.63%, 4/15/41	1,267,286	124,247

2.64%, 5/15/41	1,438,565	133,328

2.66%, 6/15/36 to 6/15/42	5,507,613	587,367

Security	Principal Amount	Value

2.68%, 2/15/41 to 4/15/42	$5,098,849	$531,132

2.71%, 5/15/27 to 9/15/42	25,750,903	2,680,849

2.73%, 8/15/42	1,248,175	137,560

2.86%, 5/15/32 to 7/15/42	21,585,141	2,465,014

2.89%, 8/15/40	1,054,023	102,542

2.91%, 12/15/41 to 7/15/42	13,292,061	1,606,138

2.93%, 4/15/41 to 7/15/42	4,274,654	462,627

2.94%, 7/15/42	3,617,832	424,877

2.95%, 1/15/42 to 3/15/43(10)	43,197,699	5,220,652

2.95%, 8/15/42	1,850,353	221,268

2.96%, 2/15/27 to 1/15/43	14,652,194	1,542,646

2.97%, 10/25/41 to 1/7/43(10)	21,395,091	2,627,849

2.98%, 2/15/41 to 7/15/42	11,816,798	1,518,496

3.03%, 7/15/41 to 6/15/42	2,525,258	300,155

3.11%, 12/15/41 to 8/15/42	10,807,669	1,299,740

3.13%, 6/15/32	652,451	70,491

3.16%, 5/15/42 to 1/15/43	17,234,514	2,256,384

3.19%, 8/15/39	1,572,257	169,408

3.21%, 12/15/26 to 10/15/42	18,458,237	2,265,231

3.23%, 2/15/41 to 4/15/42	4,507,633	495,477

3.24%, 7/15/28 to 4/15/42	2,858,642	287,884

3.28%, 6/21/26 to 7/15/42	6,832,498	741,514

3.36%, 3/15/42 to 7/15/42	5,512,712	720,630

3.41%, 4/15/42 to 12/15/42	5,897,992	831,744

3.43%, 11/7/39 to 2/15/42	3,576,712	483,944

3.46%, 2/15/27 to 8/15/42	17,448,576	2,016,211

3.48%, 5/15/36 to 7/15/42	5,820,954	790,462

3.53%, 6/15/26 to 8/15/42	3,312,958	350,291

3.61%, 5/15/32 to 6/15/42	13,866,997	2,005,828

3.64%, 8/15/41 to 12/15/41	3,772,325	560,609

3.66%, 5/15/42 to 7/15/42	12,677,013	1,976,758

3.68%, 11/15/31 to 5/15/42	6,780,344	927,902

3.71%, 1/15/24 to 8/15/42	35,140,965	4,156,143

3.73%, 12/15/36 to 2/15/41	4,958,089	639,392

3.78%, 11/15/26 to 6/15/42	9,912,393	1,134,252

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $61,758,663)		$62,227,983

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Senior Floating-Rate Loans — 0.1%(11)
Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Financial Services — 0.1%

Yapi ve Kredi Bankasi AS, Term Loan, 2.15%, (3 mo. EURIBOR + 2.15%), Maturing November 1, 2019(4)(12)	EUR	1,400	$1,561,925

Total Senior Floating-Rate Loans (identified cost $1,586,049)			$1,561,925

Sovereign Loans — 0.1%
Borrower		Principal Amount (000’s omitted)	Value

Nigeria — 0.1%

Bank of Industry Limited Term Loan, 7.98%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(4)(13)		$1,358	$1,350,727

Total Sovereign Loans (identified cost $1,353,930)			$1,350,727

Foreign Government Bonds — 26.2%
Security		Principal Amount (000’s omitted)	Value

Egypt — 0.4%

Egypt Government Bond, 14.40%, 9/10/29	EGP	7,815	$493,952

Egypt Government Bond, 15.60%, 8/6/26	EGP	50,746	3,354,252

Egypt Government Bond, 16.10%, 5/7/29	EGP	17,550	1,211,914

Total Egypt			$5,060,118

Iceland — 2.7%

Republic of Iceland, 5.00%, 11/15/28	ISK	1,137,440	$10,329,093

Republic of Iceland, 6.50%, 1/24/31	ISK	1,253,382	13,039,403

Republic of Iceland, 8.00%, 6/12/25	ISK	1,331,322	13,340,098

Total Iceland			$36,708,594

Indonesia — 2.5%

Indonesia Government Bond, 7.50%, 8/15/32	IDR	21,846,000	$1,578,884

Indonesia Government Bond, 7.50%, 5/15/38	IDR	75,000,000	5,345,028

Indonesia Government Bond, 8.25%, 5/15/29	IDR	98,250,000	7,627,621

Indonesia Government Bond, 8.25%, 5/15/36	IDR	255,291,000	19,338,374

Total Indonesia			$33,889,907

Security		Principal Amount (000’s omitted)	Value

Japan — 6.5%

Japan Government CPI Linked Bond, 0.10%, 3/10/27(14)	JPY	6,619,535	$63,410,205

Japan Government CPI Linked Bond, 0.10%, 3/10/28(14)	JPY	2,624,154	25,210,779

Total Japan			$88,620,984

New Zealand — 6.2%

New Zealand Government Bond, 2.00%, 9/20/25(14)(15)	NZD	43,566	$31,275,017

New Zealand Government Bond, 2.50%, 9/20/35(14)(15)	NZD	610	517,539

New Zealand Government Bond, 3.00%, 9/20/30(14)(15)	NZD	63,038	52,648,302

Total New Zealand			$84,440,858

Serbia — 1.5%

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,877,300	$20,033,007

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	97,420	1,091,345

Total Serbia			$21,124,352

Sri Lanka — 0.6%

Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	40,000	$221,447

Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	29,000	165,702

Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	351,000	2,000,642

Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	119,000	678,460

Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	388,000	2,212,964

Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	77,000	442,939

Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	11,000	64,070

Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	453,000	2,654,937

Total Sri Lanka			$8,441,161

Thailand — 2.3%

Thailand Government Bond, 1.25%, 3/12/28(14)(15)	THB	994,306	$32,111,668

Total Thailand			$32,111,668

Ukraine — 3.5%

Ukraine Government Bond, 14.30%, 7/8/20	UAH	172,382	$6,903,622

Ukraine Government Bond, 16.00%, 8/11/21	UAH	213,050	8,741,212

Ukraine Government Bond, 16.06%, 8/3/22	UAH	25,000	1,050,400

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(5)(15)(16)	USD	9,975	9,400,440

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	255,480	11,150,385

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Ukraine (continued)

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	238,050	$10,005,014

Total Ukraine			$47,251,073

Total Foreign Government Bonds (identified cost $341,874,644)			$357,648,715

Foreign Corporate Bonds — 3.9%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.3%

Generacion Mediterranea SA/Central Termica Roca SA, 15.00%, 5/5/23(5)	USD	1,250	$1,156,250

Pampa Energia SA, 7.50%, 1/24/27(15)	USD	2,000	1,612,020

Telecom Argentina SA, 8.00%, 7/18/26(15)	USD	1,900	1,714,750

YPF SA, 63.354%, (BADLAR + 4.00%), 7/7/20(4)(15)	USD	1,250	274,125

Total Argentina			$4,757,145

Belarus — 0.1%

Eurotorg, LLC Via Bonitron DAC, 8.75%, 10/30/22(15)	USD	1,900	$2,050,100

Total Belarus			$2,050,100

Brazil — 0.2%

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(15)	USD	1,420	$1,398,475

Oi SA, 10.00%, (10.00% cash or 12.00% (8.00% cash and 4.00% PIK)), 7/27/25(17)	USD	760	690,650

Total Brazil			$2,089,125

Bulgaria — 0.1%

Eurohold Bulgaria AD, 6.50%, 12/7/22(15)	EUR	1,200	$1,334,545

Total Bulgaria			$1,334,545

Canada — 0.1%

First Quantum Minerals, Ltd., 6.875%, 3/1/26(15)	USD	1,170	$1,150,987

Total Canada			$1,150,987

China — 0.2%

CAR, Inc., 6.125%, 2/4/20(15)	USD	1,000	$990,100

CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(15)	USD	500	502,747

KWG Group Holdings, Ltd., 6.00%, 9/15/22(15)	USD	550	547,508

Security		Principal Amount (000’s omitted)	Value

China (continued)

Logan Property Holdings Co., Ltd., 6.875%, 4/24/21(15)	USD	500	$514,375

Times China Holdings, Ltd., 6.25%, 1/17/21(15)	USD	500	505,750

Total China			$3,060,480

Colombia — 0.2%

Frontera Energy Corp., 9.70%, 6/25/23(15)	USD	2,000	$2,137,500

Total Colombia			$2,137,500

El Salvador — 0.1%

AES El Salvador Trust II, 6.75%, 3/28/23(15)	USD	2,000	$2,004,800

Total El Salvador			$2,004,800

Georgia — 0.3%

JSC Georgia Capital, 6.125%, 3/9/24(15)	USD	1,650	$1,567,500

Silknet JSC, 11.00%, 4/2/24(15)	USD	1,930	2,123,984

TBC Bank JSC, 5.75%, 6/19/24(15)	USD	362	369,693

Total Georgia			$4,061,177

Iceland — 0.7%

Arion Banki HF, 6.00%, 4/12/24(15)	ISK	540,000	$4,753,291

Islandsbanki HF, 6.40%, 10/26/23	ISK	240,000	2,120,084

Landsbankinn HF, 5.00%, 11/23/23(15)	ISK	360,000	3,028,006

WOW Air HF, 0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(4)(18)	EUR	900	100,387

WOW Air HF, 0.00%(18)(19)	EUR	20	2,208

Total Iceland			$10,003,976

Indonesia — 0.1%

Pertamina Persero PT, 5.25%, 5/23/21(15)	USD	1,000	$1,043,265

Total Indonesia			$1,043,265

Ireland — 0.2%

Aragvi Finance International DAC, 12.00%, 4/9/24(15)	USD	2,000	$2,080,000

Total Ireland			$2,080,000

Lebanon — 0.1%

BLOM Bank SAL, 7.50%, 5/4/23(15)	USD	800	$819,000

Total Lebanon			$819,000

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Mexico — 0.2%

Banco Mercantil del Norte SA/Grand Cayman, 7.50% to 6/27/29(15)(19)(20)	USD	850	$887,400

Grupo Kaltex SA de CV, 8.875%, 4/11/22(15)	USD	2,937	2,511,164

Total Mexico			$3,398,564

Netherlands — 0.2%

Braskem Netherlands Finance BV, 5.875%, 1/31/50(15)	USD	810	$807,100

Metinvest BV, 7.75%, 4/23/23(15)	USD	461	483,155

MV24 Capital BV, 6.748%, 6/1/34(15)	USD	1,600	1,676,800

Total Netherlands			$2,967,055

Nigeria — 0.2%

SEPLAT Petroleum Development Co. PLC, 9.25%, 4/1/23(15)	USD	2,000	$2,117,500

Total Nigeria			$2,117,500

Panama — 0.1%

Promerica Financial Corp., 9.70%, 5/14/24(15)	USD	1,300	$1,353,638

Total Panama			$1,353,638

Russia — 0.1%

Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22(15)	USD	1,250	$1,318,721

Total Russia			$1,318,721

Saint Lucia — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(15)	USD	1,364	$1,299,210

Total Saint Lucia			$1,299,210

Saudi Arabia — 0.1%

Dar Al-Arkan Sukuk Co., Ltd., 6.75%, 2/15/25(15)	USD	550	$538,208

Dar Al-Arkan Sukuk Co., Ltd., 6.875%, 4/10/22(15)	USD	1,500	1,513,116

Total Saudi Arabia			$2,051,324

Spain — 0.1%

Atento Luxco 1 SA, 6.125%, 8/10/22(15)	USD	1,067	$1,091,008

Total Spain			$1,091,008

Security		Principal Amount (000’s omitted)	Value

Ukraine — 0.1%

Kernel Holding SA, 8.75%, 1/31/22(15)	USD	1,500	$1,591,620

Total Ukraine			$1,591,620

Total Foreign Corporate Bonds (identified cost $54,704,824)			$53,780,740

Corporate Bonds — 0.2%
Security		Principal Amount (000’s omitted)	Valued

Oil & Gas — 0.2%

HKN Energy, Ltd., 11.00%, 3/6/24		$1,000	$1,036,250

Reliance Holding USA, Inc., 5.40%, 2/14/22(15)		1,750	1,862,175

Total Corporate Bonds (identified cost $2,859,718)			$2,898,425

Common Stocks — 0.3%
Security		Shares	Value

Iceland — 0.3%

Arion Banki HF(5)		2,497,017	$1,556,863

Eik Fasteignafelag HF		3,180,300	201,120

Eimskipafelag Islands HF		326,400	449,413

Hagar HF		1,349,100	453,685

Reginn HF(21)		1,843,700	295,571

Reitir Fasteignafelag HF		875,500	526,888

Siminn HF		13,623,900	522,672

Sjova-Almennar Tryggingar HF		502,044	64,962

Total Iceland			$4,071,174

Total Common Stocks (identified cost $5,993,242)			$4,071,174

Closed-End Funds — 2.5%
Security		Shares	Value

BlackRock Corporate High Yield Fund, Inc.		1,000,336	$10,933,673

BlackRock Multi-Sector Income Trust		278,029	4,768,197

Nuveen Global High Income Fund		456,000	7,159,200

PGIM Global High Yield Fund, Inc.		293,307	4,223,621

Western Asset High Income Opportunity Fund, Inc.		1,288,797	6,469,761

Total Closed-End Funds (identified cost $34,860,007)			$33,554,452

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Other — 3.0%
Security		Principal Amount/ Shares	Value

Altair V Reinsurance(12)(21)(22)(23)		1,932	$19,318

Altair VI Reinsurance(12)(21)(22)(23)		1,000	674,500

Blue Lotus Re, Ltd.(12)(21)(22)(23)		6,000	6,472,800

Eden Re II, Ltd., Series 2018A, 0.00%, 3/22/22(5)(12)(22)		$65,236	282,498

Eden Re II, Ltd., Series 2018B, 0.00%, 3/22/22(5)(12)(22)		$132,324	705,021

Eden Re II, Ltd., Series 2019A, 0.00%, 3/22/23(5)(12)(22)		$500,000	566,200

Eden Re II, Ltd., Series 2019B, 0.00%, 3/22/23(5)(12)(22)		$9,500,000	10,752,100

Mt. Logan Re, Ltd., Series 13 Preference Shares(12)(21)(22)(23)		2,000	1,365,882

Mt. Logan Re, Ltd., Special Investment Series 13(12)(21)(22)(23)		10,000	8,970,997

Sussex Capital, Ltd., Designated Investment Series 5(12)(21)(22)(23)		249	250,246

Sussex Capital, Ltd., Series 5 Preference Shares(12)(21)(22)(23)		6,000	6,135,186

Versutus Re, Ltd.(12)(21)(22)(23)		4,000	4,242,800

Total Other (identified cost $40,799,738)			$40,437,548

U.S. Treasury Obligations — 2.9%
Security		Principal Amount	Value

U.S. Treasury Inflation-Protected Note, 0.50%, 4/15/24(24)		$38,858,950	$39,356,157

Total U.S. Treasury Obligations (identified cost $39,327,339)			$39,356,157

Short-Term Investments — 13.8%

Foreign Government Securities — 3.5%
Security		Principal Amount (000’s omitted)	Value

Egypt — 2.0%

Egypt Treasury Bill, 0.00%, 11/19/19	EGP	39,150	$2,413,782

Egypt Treasury Bill, 0.00%, 3/3/20	EGP	198,625	11,727,556

Egypt Treasury Bill, 0.00%, 8/4/20	EGP	230,475	12,734,386

Total Egypt			$26,875,724

Security		Principal Amount (000’s omitted)	Value

Pakistan — 1.5%

Pakistan Treasury Bill, 0.00%, 12/5/19	PKR	1,294,100	$8,215,933

Pakistan Treasury Bill, 0.00%, 12/19/19	PKR	1,274,800	8,052,096

Pakistan Treasury Bill, 0.00%, 1/16/20	PKR	619,500	3,875,111

Total Pakistan			$20,143,140

Total Foreign Government Securities (identified cost $46,199,544)			$47,018,864

U.S. Treasury Obligations — 0.6%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/5/19(25)		$1,500	$1,497,733

U.S. Treasury Bill, 0.00%, 12/12/19(25)		7,000	6,988,002

Total U.S. Treasury Obligations (identified cost $8,485,735)			$8,485,735

Other — 9.7%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(26)		132,568,586	$132,568,586

Total Other (identified cost $132,558,281)			$132,568,586

Total Short-Term Investments (identified cost $187,243,560)			$188,073,185

Total Purchased Options and Swaptions — 1.1% (identified cost $15,890,359)			$15,682,505

Total Investments — 100.5% (identified cost $1,435,581,867)			$1,374,005,880

Total Written Options — (0.0)%(27) (premiums received $158,824)			$(17,500)

Other Assets, Less Liabilities — (0.5)%			$(6,916,680)

Net Assets — 100.0%			$1,367,071,700

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2019.

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

(2)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(3)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $250,291,848 or 18.3% of the Portfolio’s net assets.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2019.

(7)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2019.

(8)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(9)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro rata basis with all securities in the trust.

(10)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2019 of all interest only securities comprising the certificate.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(13)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(14)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(15)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $177,526,302 or 13.0% of the Portfolio’s net assets.

(16)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(17)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(18)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(19)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(20)	Security converts to variable rate after the indicated fixed-rate coupon period.

(21)	Non-income producing security.

(22)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(23)	Restricted security (see Note 5).

(24)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(25)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(26)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

(27)	Amount is less than 0.05% or (0.05)%, as applicable.

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Purchased Interest Rate Swaptions — 0.9%

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 2/2/48 to pay 3-month USD-LIBOR Rate and receive 2.908%	Bank of America, N.A.	$40,000,000	1/31/28	$8,634,757

Option to enter into interest rate swap expiring 2/2/48 to receive 3-month USD-LIBOR Rate and pay 2.908%	Bank of America, N.A.	40,000,000	1/31/28	1,927,050

Option to enter into interest rate swap expiring 12/15/47 to pay 3-month USD-LIBOR Rate and receive 2.68%	Morgan Stanley & Co. International PLC	10,000,000	12/13/27	1,877,482

Option to enter into interest rate swap expiring 12/15/47 to receive 3-month USD-LIBOR Rate and pay 2.68%	Morgan Stanley & Co. International PLC	10,000,000	12/13/27	584,684

Total				$13,023,973

Purchased Call Options — 0.2%

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price/Spread		Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Morgan Stanley & Co. International PLC	Not Applicable	USD	450,000,000		0.45%	6/21/21	$437,882

Euro Stoxx 50 Index	Goldman Sachs International	4,258	EUR	15,347,578	EUR	3,100	5/3/22	2,203,150

Total								$2,641,032

Purchased Put Options — 0.0%(27)

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value

IMM Euro Futures 3/2020	2,800	USD	688,730,000	USD	97.25	3/16/20	$17,500

Total							$17,500

Written Put Options — (0.0)%(27)

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value

IMM Euro Futures 3/2020	2,800	USD	688,730,000	USD	96.88	3/16/20	$(17,500)

Total							$(17,500)

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	32,069,930	USD	35,584,474	11/1/19	$183,109

EUR	23,551,117	USD	26,132,084	11/1/19	134,469

EUR	32,069,930	USD	35,671,383	11/1/19	96,200

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	23,551,117	USD	26,195,907	11/1/19	$70,646

EUR	917,458	USD	1,011,433	11/1/19	11,807

EUR	962,853	USD	1,068,285	11/1/19	5,584

EUR	962,853	USD	1,070,981	11/1/19	2,888

EUR	917,458	USD	1,020,489	11/1/19	2,752

KRW	754,834,312	USD	646,622	11/1/19	2,167

USD	1,020,489	EUR	917,458	11/1/19	(2,752)

USD	1,070,981	EUR	962,853	11/1/19	(2,888)

USD	1,017,920	EUR	917,458	11/1/19	(5,321)

USD	1,061,478	EUR	962,853	11/1/19	(12,392)

USD	26,195,907	EUR	23,551,117	11/1/19	(70,646)

USD	35,671,383	EUR	32,069,930	11/1/19	(96,199)

USD	25,963,458	EUR	23,551,117	11/1/19	(303,095)

USD	35,354,853	EUR	32,069,930	11/1/19	(412,730)

USD	646,041	KRW	754,834,312	11/1/19	(2,749)

BRL	69,000,000	USD	16,566,826	11/4/19	638,012

BRL	98,579,000	USD	24,619,515	11/4/19	(39,288)

NZD	23,950,000	USD	15,215,435	11/4/19	140,112

NZD	20,986,000	USD	13,332,406	11/4/19	122,772

NZD	6,569,000	USD	4,213,028	11/4/19	(1,313)

NZD	6,570,000	USD	4,213,670	11/4/19	(1,313)

NZD	7,497,000	USD	4,808,201	11/4/19	(1,498)

NZD	7,498,000	USD	4,808,842	11/4/19	(1,498)

NZD	7,847,000	USD	5,032,673	11/4/19	(1,568)

NZD	8,955,000	USD	5,743,289	11/4/19	(1,790)

USD	17,232,337	BRL	69,000,000	11/4/19	27,499

USD	24,494,720	BRL	98,579,000	11/4/19	(85,507)

USD	15,360,333	NZD	23,950,000	11/4/19	4,786

USD	13,459,371	NZD	20,986,000	11/4/19	4,194

USD	4,152,864	NZD	6,570,000	11/4/19	(59,492)

USD	4,151,575	NZD	6,569,000	11/4/19	(60,140)

USD	4,738,816	NZD	7,497,000	11/4/19	(67,887)

USD	4,738,699	NZD	7,498,000	11/4/19	(68,645)

USD	4,956,887	NZD	7,847,000	11/4/19	(74,218)

USD	5,656,802	NZD	8,955,000	11/4/19	(84,698)

AUD	11,069,000	USD	7,503,122	11/12/19	129,064

AUD	4,805,000	USD	3,266,367	11/12/19	46,728

JPY	1,531,066,000	USD	14,614,800	11/12/19	(431,210)

JPY	1,531,067,000	USD	14,625,201	11/12/19	(441,603)

USD	208,087	IDR	2,917,378,931	11/12/19	612

USD	3,559,329	KRW	4,309,280,000	11/12/19	(139,329)

USD	209,572	KRW	253,572,061	11/12/19	(8,069)

USD	2,252,000	KRW	2,728,073,000	11/12/19	(89,507)

USD	3,551,849	KRW	4,309,281,000	11/12/19	(146,810)

USD	1,523,732	NZD	2,387,000	11/12/19	(6,861)

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	1,522,605	NZD	2,387,000	11/12/19	$(7,987)

USD	4,112,863	NZD	6,443,000	11/12/19	(18,518)

USD	4,109,822	NZD	6,443,000	11/12/19	(21,559)

USD	11,767,522	SEK	113,333,000	11/13/19	24,474

USD	21,986,575	AUD	32,500,000	11/15/19	(424,315)

AUD	5,654,000	USD	3,840,706	11/18/19	58,416

AUD	5,654,000	USD	3,844,126	11/18/19	54,995

PEN	36,689,105	USD	10,961,788	11/18/19	3,112

USD	2,614,968	NZD	4,040,000	11/18/19	24,119

USD	2,612,609	NZD	4,040,000	11/18/19	21,760

USD	10,863,121	PEN	36,689,105	11/18/19	(101,779)

NZD	248,974	USD	156,091	11/25/19	3,598

USD	3,829,880	NZD	5,957,000	11/25/19	9,111

USD	3,379,193	NZD	5,256,000	11/25/19	8,039

USD	2,642,140	NZD	4,113,427	11/25/19	3,823

USD	2,331,234	NZD	3,629,392	11/25/19	3,373

USD	3,688,459	NZD	5,883,291	11/25/19	(85,034)

JPY	3,170,974,613	USD	29,689,106	11/27/19	(288,525)

USD	90,405,346	JPY	9,655,833,384	11/27/19	878,577

USD	15,174,017	JPY	1,620,676,052	11/27/19	147,464

USD	11,359,343	ZAR	166,804,000	11/29/19	357,380

BRL	98,579,000	USD	24,447,035	12/3/19	88,005

AUD	6,908,000	USD	4,675,265	12/6/19	90,940

AUD	4,682,024	USD	3,145,253	12/6/19	85,131

NZD	706,000	USD	442,937	12/6/19	9,985

PHP	220,931,000	USD	4,213,667	12/6/19	132,552

USD	10,494,353	NZD	16,727,000	12/6/19	(236,563)

PHP	147,800,000	USD	2,823,197	12/10/19	83,928

PHP	62,901,000	USD	1,203,916	12/10/19	33,304

USD	312,852	KRW	371,746,000	12/11/19	(5,031)

USD	511,850	KRW	608,359,000	12/11/19	(8,362)

USD	511,024	KRW	608,359,000	12/11/19	(9,188)

USD	510,904	KRW	608,359,000	12/11/19	(9,308)

EUR	20,440,000	USD	22,600,406	12/13/19	256,828

EUR	917,458	USD	1,020,700	12/13/19	5,257

EUR	48,352	USD	54,680	12/13/19	(610)

USD	1,071,203	EUR	962,853	12/13/19	(5,517)

AUD	23,324,272	USD	15,843,865	12/16/19	252,847

AUD	19,138,000	USD	13,194,474	12/16/19	13,179

JPY	3,157,340,581	USD	29,214,618	12/16/19	100,211

USD	4,318,936	NZD	6,837,000	12/16/19	(67,989)

NOK	154,000,000	USD	16,890,734	12/20/19	(139,051)

NOK	154,333,840	USD	17,142,966	12/20/19	(354,969)

USD	56,297	IDR	810,509,813	1/6/20	(870)

EUR	40,535	USD	45,136	1/7/20	282

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	995,909	EUR	900,000	1/7/20	$(12,513)

USD	5,635,819	EUR	5,093,075	1/7/20	(70,814)

USD	15,517,361	EUR	14,023,000	1/7/20	(194,974)

KRW	438,360,000	USD	367,277	1/8/20	7,791

USD	26,275,039	EUR	23,551,117	1/8/20	(114,884)

USD	35,779,138	EUR	32,069,930	1/8/20	(156,439)

USD	19,325,659	KRW	23,199,487,341	1/8/20	(524,193)

AUD	38,141,000	USD	26,095,119	1/9/20	242,554

USD	2,101,230	NZD	3,321,000	1/9/20	(30,564)

USD	2,420,066	NZD	3,819,000	1/9/20	(31,401)

USD	5,063,840	NZD	8,000,000	1/9/20	(71,466)

USD	5,673,511	NZD	8,967,000	1/9/20	(82,526)

USD	6,532,721	NZD	10,309,000	1/9/20	(84,763)

USD	4,510,050	NZD	7,171,000	1/21/20	(94,059)

INR	263,940,000	USD	3,660,749	1/22/20	18,734

USD	16,241,197	EUR	14,257,607	1/22/20	251,180

USD	7,282,712	EUR	6,508,000	1/22/20	(16,060)

USD	900,186	NZD	1,403,967	1/23/20	(1,256)

USD	16,598,687	NZD	25,888,000	1/23/20	(23,163)

USD	6,411,911	NZD	9,986,000	1/28/20	(328)

USD	8,481,065	NZD	13,208,530	1/28/20	(434)

USD	20,374,765	KRW	23,867,000,000	1/29/20	(61,162)

USD	648,177	KRW	754,834,312	1/29/20	1,856

USD	13,162,283	KRW	15,416,982,034	1/29/20	(38,384)

USD	13,355,490	NZD	20,986,000	2/3/20	(121,491)

USD	15,241,780	NZD	23,950,000	2/3/20	(138,650)

					$(1,479,509)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KRW	754,834,312	USD	646,041	Australia and New Zealand Banking Group Limited	11/1/19	$2,749	$—

USD	630,760	KRW	754,834,312	Australia and New Zealand Banking Group Limited	11/1/19	—	(18,031)

BRL	29,579,000	USD	7,182,627	Standard Chartered Bank	11/4/19	192,762	—

USD	7,387,178	BRL	29,579,000	Standard Chartered Bank	11/4/19	11,788	—

NZD	7,800,000	USD	5,002,231	UBS AG	11/5/19	—	(1,260)

IDR	93,360,328,800	USD	6,584,970	Australia and New Zealand Banking Group Limited	11/12/19	54,512	—

KRW	2,501,210,000	USD	2,108,613	Australia and New Zealand Banking Group Limited	11/12/19	38,178	—

TRY	10,965,000	USD	1,845,003	Standard Chartered Bank	11/12/19	67,380	—

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	682,157	IDR	9,701,632,750	Standard Chartered Bank	11/12/19	$—	$(7,792)

USD	6,942,263	IDR	98,712,821,000	Standard Chartered Bank	11/12/19	—	(77,872)

USD	1,892,475	TRY	10,965,000	Goldman Sachs International	11/12/19	—	(19,908)

USD	2,087,629	TRY	12,090,000	Goldman Sachs International	11/12/19	—	(20,963)

NOK	229,300,000	EUR	22,780,899	Standard Chartered Bank	11/15/19	—	(489,430)

INR	1,296,260,000	USD	18,088,013	Standard Chartered Bank	11/22/19	126,994	—

RSD	113,704,811	EUR	965,195	JPMorgan Chase Bank, N.A.	11/22/19	2,043	—

USD	11,572,603	INR	821,200,000	Australia and New Zealand Banking Group Limited	11/22/19	33,125	—

USD	4,628,047	INR	329,000,000	Australia and New Zealand Banking Group Limited	11/22/19	4,949	—

USD	5,231,463	ZAR	75,388,000	Standard Chartered Bank	11/29/19	259,065	—

USD	2,533,330	ZAR	37,173,000	Standard Chartered Bank	12/3/19	82,810	—

EUR	1,490,149	USD	1,662,661	Bank of America, N.A.	12/6/19	2,786	—

USD	1,351,569	EUR	1,209,781	Citibank, N.A.	12/6/19	—	(527)

USD	1,561,345	EUR	1,397,550	Citibank, N.A.	12/6/19	—	(609)

USD	1,665,932	EUR	1,491,165	Citibank, N.A.	12/6/19	—	(650)

USD	11,372,186	EUR	10,179,171	Citibank, N.A.	12/6/19	—	(4,436)

USD	2,477,100	THB	75,920,000	Standard Chartered Bank	12/6/19	—	(37,922)

USD	2,641,333	THB	80,939,000	Standard Chartered Bank	12/6/19	—	(39,955)

PHP	149,210,000	USD	2,855,967	UBS AG	12/10/19	78,891	—

KRW	187,100,000	USD	159,877	Australia and New Zealand Banking Group Limited	12/11/19	113	—

KRW	125,000,000	USD	106,804	Australia and New Zealand Banking Group Limited	12/11/19	84	—

KRW	1,551,190,000	USD	1,332,182	Australia and New Zealand Banking Group Limited	12/11/19	—	(5,749)

USD	1,808,807	THB	55,392,000	Standard Chartered Bank	12/16/19	—	(26,445)

USD	3,206,808	THB	98,170,000	Standard Chartered Bank	12/16/19	—	(45,769)

USD	4,108,675	THB	125,822,000	Standard Chartered Bank	12/16/19	—	(60,070)

USD	7,284,160	THB	222,990,000	Standard Chartered Bank	12/16/19	—	(103,962)

SEK	324,025,000	EUR	30,174,066	State Street Bank and Trust Company	12/23/19	—	(113,594)

USD	675,193	KRW	785,940,000	Australia and New Zealand Banking Group Limited	12/26/19	2,926	—

INR	233,200,000	USD	3,266,564	Australia and New Zealand Banking Group Limited	12/30/19	—	(6,622)

INR	821,200,000	USD	11,514,641	Australia and New Zealand Banking Group Limited	1/6/20	—	(44,166)

USD	2,492,156	IDR	35,602,224,306	Australia and New Zealand Banking Group Limited	1/8/20	—	(18,332)

USD	20,704,922	IDR	295,784,606,494	Australia and New Zealand Banking Group Limited	1/8/20	—	(152,302)

USD	53,333	KRW	62,050,000	Australia and New Zealand Banking Group Limited	1/8/20	242	—

USD	71,066	KRW	83,100,000	Australia and New Zealand Banking Group Limited	1/8/20	—	(36)

USD	2,112,090	KRW	2,501,210,000	Australia and New Zealand Banking Group Limited	1/8/20	—	(27,985)

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	71,110	KRW	82,730,000	Australia and New Zealand Banking Group Limited	1/9/20	$323	$—

USD	17,788	KRW	20,800,000	Australia and New Zealand Banking Group Limited	1/9/20	—	(9)

THB	163,241,000	USD	5,338,686	Standard Chartered Bank	1/10/20	71,754	—

THB	140,486,515	USD	4,596,094	Standard Chartered Bank	1/10/20	60,174	—

USD	3,961,812	IDR	56,613,169,200	Australia and New Zealand Banking Group Limited	1/10/20	—	(29,290)

USD	8,042,895	THB	245,843,152	Standard Chartered Bank	1/10/20	—	(105,301)

USD	9,342,414	THB	285,663,000	Standard Chartered Bank	1/10/20	—	(125,566)

USD	6,526,999	IDR	93,360,328,800	Australia and New Zealand Banking Group Limited	1/17/20	—	(49,101)

INR	95,800,000	USD	1,338,170	Australia and New Zealand Banking Group Limited	1/22/20	—	(2,660)

USD	71,098	KRW	83,100,000	Australia and New Zealand Banking Group Limited	1/22/20	—	(39)

USD	106,936	KRW	125,000,000	Australia and New Zealand Banking Group Limited	1/22/20	—	(68)

USD	2,592,266	THB	78,429,000	Standard Chartered Bank	1/24/20	—	(7,633)

USD	533,632	KRW	620,480,000	Australia and New Zealand Banking Group Limited	1/29/20	2,350	—

USD	23,557,985	OMR	9,293,625	BNP Paribas	8/27/20	—	(446,471)

USD	11,881,604	OMR	4,666,500	BNP Paribas	4/8/21	—	(89,352)

USD	11,896,188	OMR	4,664,971	Standard Chartered Bank	4/26/21	—	(64,188)

USD	8,234,546	OMR	3,237,000	BNP Paribas	7/6/21	—	(46,527)

USD	5,188,295	OMR	2,039,000	BNP Paribas	7/12/21	—	(27,023)

USD	961,832	OMR	378,000	BNP Paribas	7/19/21	—	(4,801)

						$1,095,998	$(2,322,416)

Forward Volatility Agreements

Reference Entity	Counterparty	Settlement Date(1)	Notional Amount (000’s omitted)	Value/Unrealized Appreciation (Depreciation)

Straddle swaption on floating rate (3-month USD-LIBOR) versus fixed rate interest rate swap, maturing June 11, 2055, 5-year term	Bank of America, N.A.	6/10/20	$35,000	$87,117

				$87,117

(1)

At the settlement date, the Portfolio will purchase from the counterparty a straddle swaption (i.e. a receiver swaption and a payer swaption) with a determined premium amount of $7,787,500 and an interest rate component to be determined at a future date.

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

Gold	244	Long	12/27/19	$36,961,120	$707,800

Interest Rate Futures

Japan 10-Year Bond	68	Short	12/13/19	(96,940,458)	513,196

U.S. 5-Year Treasury Note	52	Long	12/31/19	6,198,563	(39,813)

					$1,181,183

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,111	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	$(408,839)

EUR	5,125	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	(426,844)

EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	(433,213)

EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	(1,947,989)

EUR	5,111	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	846,935

EUR	5,125	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	855,373

EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	869,935

EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	4,034,542

USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.89% (pays upon termination)	7/16/24	(562,547)

USD	58,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.58% (pays upon termination)	9/6/24	64,100

USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	1,510,627

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	$(2,588,929)

USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	(224,828)

USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	(234,434)

USD	8,800	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(1,841,684)

USD	13,200	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	1/9/49	(1,206,099)

							$(1,693,894)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	4/2/29	$(627,589)

BNP Paribas	USD	10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.75% (pays upon termination)	6/22/26	74,031

Goldman Sachs International	USD	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.91% (pays upon termination)	3/23/26	(59,520)

Goldman Sachs International	USD	29,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.91% (pays upon termination)	4/1/26	(325,901)

								$(938,979)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	33,068	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.93% (pays upon termination)	1/2/23	$150,311	$—	$150,311

CLP	7,992,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.15% (pays semi-annually)	10/22/24	26,346	—	26,346

CNY	50,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	25,529	—	25,529

CNY	152,400	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	76,586	—	76,586

CNY	50,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	26,287	—	26,287

CNY	81,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.18% (pays quarterly)	4/30/24	43,282	—	43,282

CNY	276,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.02% (pays quarterly)	5/15/24	(101,969)	—	(101,969)

CNY	21,530	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(26,095)	—	(26,095)

CNY	16,148	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(19,267)	—	(19,267)

CNY	16,147	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(19,062)	—	(19,062)

CNY	32,296	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(38,126)	—	(38,126)

CNY	8,074	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(9,404)	—	(9,404)

CNY	24,760	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.90% (pays quarterly)	6/6/24	(28,840)	—	(28,840)

CNY	10,765	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.87% (pays quarterly)	6/10/24	(14,920)	—	(14,920)

CNY	199,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.94% (pays quarterly)	6/12/24	(190,235)	—	(190,235)

CNY	155,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.94% (pays quarterly)	6/12/24	(146,512)	—	(146,512)

CNY	126,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.95% (pays quarterly)	6/12/24	(115,405)	—	(115,405)

CNY	66,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.96% (pays quarterly)	6/12/24	(56,148)	—	(56,148)

CNY	21,040	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.22% (pays quarterly)	6/19/24	16,209	—	16,209

COP	49,133,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.70% (pays quarterly)	10/21/24	36,464	—	36,464

CZK	251,830	Receives	6-month CZK PRIBOR (pays semi-annually)	1.82% (pays annually)	10/18/24	(48,899)	—	(48,899)

HUF	1,495,700	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	8/1/26	(364,866)	—	(364,866)

HUF	1,450,029	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	9/21/26	(327,202)	—	(327,202)

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

HUF	587,850	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	$(138,360)	$—	$(138,360)

HUF	573,154	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	9/21/26	(135,564)	—	(135,564)

HUF	583,931	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	(164,110)	—	(164,110)

HUF	1,485,300	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	(398,947)	—	(398,947)

HUF	707,985	Receives	6-month HUF BUBOR (pays semi-annually)	2.06% (pays annually)	10/28/26	(184,616)	—	(184,616)

HUF	285,989	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	(75,563)	—	(75,563)

HUF	428,517	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	(143,000)	—	(143,000)

HUF	286,920	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	(103,390)	—	(103,390)

HUF	281,331	Receives	6-month HUF BUBOR (pays semi-annually)	2.15% (pays annually)	11/7/26	(98,633)	—	(98,633)

HUF	279,468	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	11/8/26	(95,703)	—	(95,703)

HUF	769,469	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	(267,987)	—	(267,987)

JPY	875,012	Receives	6-month JPY-LIBOR (pays semi-annually)	0.85% (pays semi-annually)	6/19/47	(1,335,582)	—	(1,335,582)

MXN	1,081,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.54% (pays monthly)	12/15/23	4,634,965	—	4,634,965

NZD	65,710	Receives	3-month NZD Bank Bill (pays quarterly)	3.32% (pays semi-annually)	2/19/28	(6,973,514)	—	(6,973,514)

NZD	5,220	Receives	3-month NZD Bank Bill (pays quarterly)	2.49% (pays semi-annually)	2/22/29	(347,330)	—	(347,330)

NZD	6,500	Receives	3-month NZD Bank Bill (pays quarterly)	2.50% (pays semi-annually)	2/22/29	(435,310)	—	(435,310)

PLN	21,649	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	169,250	—	169,250

PLN	7,837	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	69,059	—	69,059

PLN	28,997	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	265,448	—	265,448

PLN	8,288	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	102,608	—	102,608

PLN	12,637	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	149,954	—	149,954

PLN	8,425	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	101,415	—	101,415

PLN	10,411	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/28/26	123,380	—	123,380

PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	50,059	—	50,059

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	6,247	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	$78,448	$—	$78,448

PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.56% (pays annually)	11/2/26	75,267	—	75,267

PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.54% (pays annually)	11/7/26	73,624	—	73,624

PLN	4,165	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	11/8/26	70,342	—	70,342

PLN	11,509	Pays	6-month PLN WIBOR (pays semi-annually)	2.52% (pays annually)	11/10/26	197,840	—	197,840

SGD	18,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	495,118	—	495,118

SGD	9,630	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	263,323	—	263,323

SGD	10,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	273,441	—	273,441

SGD	15,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	410,161	—	410,161

SGD	25,150	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.08% (pays semi-annually)	12/13/23	453,691	—	453,691

SGD	26,350	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.09% (pays semi-annually)	12/13/23	466,084	—	466,084

SGD	3,317	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	4,218	—	4,218

SGD	2,885	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	3,924	—	3,924

SGD	3,245	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	6,139	—	6,139

SGD	3,245	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.57% (pays semi-annually)	8/14/24	6,426	—	6,426

SGD	4,688	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.57% (pays semi-annually)	8/14/24	9,284	—	9,284

USD	342,000	Pays	3-month USD-LIBOR (pays quarterly)	2.57% (pays semi-annually)	3/14/21	4,365,862	—	4,365,862

USD	185,000	Pays	3-month USD-LIBOR (pays quarterly)	1.51% (pays semi-annually)	10/25/23	414,317	—	414,317

USD	132,000	Pays	3-month USD-LIBOR (pays quarterly)	2.51% (pays semi-annually)	3/12/24	5,747,556	—	5,747,556

USD	68,000	Pays	3-month USD-LIBOR (pays quarterly)	2.42% (pays semi-annually)	4/24/24	2,752,656	—	2,752,656

USD	80,000	Pays	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	6/27/24	1,078,274	—	1,078,274

USD	40,459	Pays	3-month USD-LIBOR (pays quarterly)	1.86% (pays semi-annually)	7/16/24	864,305	—	864,305

USD	64,000	Pays	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	9/6/24	(746,683)	—	(746,683)

USD	53,000	Pays	3-month USD-LIBOR (pays quarterly)	2.34% (pays semi-annually)	5/17/29	3,852,343	—	3,852,343

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	40,000	Receives	3-month USD-LIBOR (pays quarterly)	1.78% (pays semi-annually)	10/27/31	$(379,979)	$—	$(379,979)

USD	11,693	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	9/20/47	(1,830,188)	(104,581)	(1,934,769)

USD	15,500	Pays	3-month USD-LIBOR (pays quarterly)	2.01% (pays semi-annually)	12/15/47	199,000	—	199,000

USD	1,000	Pays	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	3/21/48	158,482	118,116	276,598

USD	3,250	Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	12/21/48	(861,672)	—	(861,672)

USD	4,570	Receives	3-month USD-LIBOR (pays quarterly)	2.60% (pays semi-annually)	3/27/49	(848,838)	35,754	(813,084)

USD	4,500	Receives	3-month USD-LIBOR (pays quarterly)	2.67% (pays semi-annually)	4/8/49	(905,492)	—	(905,492)

USD	21,875	Receives	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	5/17/49	(3,930,906)	—	(3,930,906)

USD	7,500	Receives	3-month USD-LIBOR (pays quarterly)	2.34% (pays semi-annually)	6/4/49	(987,330)	—	(987,330)

USD	6,400	Receives	3-month USD-LIBOR (pays quarterly)	2.03% (pays semi-annually)	8/6/49	(355,032)	—	(355,032)

USD	7,500	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/16/49	260,234	—	260,234

USD	4,500	Pays	3-month USD-LIBOR (pays quarterly)	1.96% (pays semi-annually)	10/30/49	178,042	—	178,042

USD	3,500	Receives	3-month USD-LIBOR (pays quarterly)	2.55% (pays semi-annually)	6/11/55	(503,361)	—	(503,361)

USD	3,500	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	7/27/55	(649,822)	—	(649,822)

Total						$4,421,691	$49,289	$4,470,980

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

BNP Paribas	MYR	89,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	$(163,400)

Citibank, N.A.	MYR	56,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	(103,017)

Goldman Sachs International	RUB	757,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.07% (pays annually)	10/7/24	155,925

JPMorgan Chase Bank, N.A.	MYR	106,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	(195,238)

Standard Chartered Bank	MYR	72,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.12% (pays quarterly)	10/4/24	(139,215)

Total							$(444,945)

46	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Lebanon	$500	1.00% (pays quarterly)(1)	12/20/20	$174,431	$(175,000)	$(569)

Malaysia	107,070	1.00% (pays quarterly)(1)	12/20/24	(3,080,801)	2,699,030	(381,771)

				$(2,906,370)	$2,524,030	$(382,340)

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$11,700	Return on iBoxx USD Liquid High Yield Index (pays upon termination)	3-month USD-LIBOR (pays quarterly)	12/20/19	$(54,526)

Barclays Bank PLC	3,500	Return on iBoxx USD Liquid High Yield Index (pays upon termination)	3-month USD-LIBOR (pays quarterly)	12/20/19	105,449

Goldman Sachs International	55,600	Return on iBoxx USD Liquid High Yield Index (pays upon termination)	3-month USD-LIBOR (pays quarterly)	12/20/19	(361,562)

					$(310,639)

Cross-Currency Swaps

Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	11.57% on TRY 12,090,000 (pays annually) plus USD 2,095,321	3-month USD-LIBOR on USD 2,095,321 (pays quarterly) plus TRY 12,090,000	10/30/24	$49,950

				$49,950

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

47	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Portfolio of Investments — continued

Abbreviations:

BADLAR	–	Buenos Aires Deposits of Large Amount Rate

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CLP	–	Chilean Peso

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CZK	–	Czech Koruna

EGP	–	Egyptian Pound

EUR	–	Euro

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

LKR	–	Sri Lankan Rupee

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PKR	–	Pakistani Rupee

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

ZAR	–	South African Rand

48	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $1,303,023,586)	$1,241,437,294

Affiliated investment, at value (identified cost, $132,558,281)	132,568,586

Cash	558,962

Deposits for derivatives collateral —

Futures contracts	864,120

Centrally cleared derivatives	32,742,913

OTC derivatives	2,249,340

Foreign currency, at value (identified cost, $3,072,541)	2,509,222

Interest and dividends receivable	12,768,108

Dividends receivable from affiliated investment	176,827

Receivable for investments sold	9,098,490

Receivable for variation margin on open futures contracts	328,949

Receivable for variation margin on open centrally cleared derivatives	1,032,024

Receivable for open forward foreign currency exchange contracts	1,095,998

Receivable for open forward volatility agreements	87,117

Receivable for open swap contracts	385,355

Prepaid expenses	1,008

Total assets	$1,437,904,313

Liabilities

Cash collateral due to brokers	$2,249,340

Written options outstanding, at value (premiums received, $158,824)	17,500

Payable for investments purchased	62,450,762

Payable for open forward foreign currency exchange contracts	2,322,416

Payable for open swap contracts	2,029,968

Payable for closed swap contracts	174,431

Payable to affiliates:

Investment adviser fee	695,985

Trustees’ fees	5,909

Accrued foreign capital gains taxes	293,698

Accrued expenses	592,604

Total liabilities	$70,832,613

Net Assets applicable to investors’ interest in Portfolio	$1,367,071,700

49	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest (net of foreign taxes, $1,564,340)	$68,012,879

Dividends (net of foreign taxes, $31,238)	4,523,491

Dividends from affiliated investment	1,496,182

Total investment income	$74,032,552

Expenses

Investment adviser fee	$8,329,721

Trustees’ fees and expenses	75,229

Custodian fee	794,282

Legal and accounting services	240,528

Miscellaneous	210,912

Total expenses	$9,650,672

Net investment income	$64,381,880

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $176,907)	$4,767,609

Investment transactions — affiliated investment	(3,315)

Written options	389,497

Futures contracts	(24,172,718)

Swap contracts	415,106

Foreign currency transactions	2,770,929

Forward foreign currency exchange contracts	589,667

Capital gains distributions received	113,857

Net realized loss	$(15,129,368)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $293,698)	$15,526,379

Investments — affiliated investment	12,722

Written options	232,934

Futures contracts	(5,806,907)

Swap contracts	(4,345,523)

Forward volatility agreements	995,123

Foreign currency	(121,132)

Forward foreign currency exchange contracts	(9,605,477)

Net change in unrealized appreciation (depreciation)	$(3,111,881)

Net realized and unrealized loss	$(18,241,249)

Net increase in net assets from operations	$46,140,631

50	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$64,381,880	$71,171,008

Net realized gain (loss)	(15,129,368)	19,816,899

Net change in unrealized appreciation (depreciation)	(3,111,881)	(54,200,253)

Net increase in net assets from operations	$46,140,631	$36,787,654

Capital transactions —

Contributions	$176,442,491	$192,566,243

Withdrawals	(345,993,255)	(372,199,188)

Net decrease in net assets from capital transactions	$(169,550,764)	$(179,632,945)

Net decrease in net assets	$(123,410,133)	$(142,845,291)

Net Assets

At beginning of year	$1,490,481,833	$1,633,327,124

At end of year	$1,367,071,700	$1,490,481,833

51	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.69%	0.69%	0.68%	0.66%	0.66%

Net investment income	4.61%	4.47%	3.84%	3.75%	3.63%

Portfolio Turnover	39%	57%	44%	30%	32%

Total Return	3.21%	2.74%	6.70%	0.04%	(0.41)%

Net assets, end of year (000’s omitted)	$1,367,072	$1,490,482	$1,633,327	$1,479,688	$1,859,065

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

52	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2019

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 93.1% and 6.9%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2019 were $3,256,663 or 0.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit

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on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

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H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

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N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of a swaption straddle (i.e., a receiver swaption and a payer swaption with the same expiration date) on an underlying floating-rate versus a fixed rate reference entity.

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The fixed rate shall equal the prevailing at-the-money forward rate of the benchmark swap at determination date. Changes in the value of the agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying reference entity.

T  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $8,329,721 or 0.597% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$302,466,685	$306,235,706

U.S. Government and Agency Securities	188,906,304	353,039,007

	$491,372,989	$659,274,713

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,465,089,114

Gross unrealized appreciation	$40,346,811

Gross unrealized depreciation	(128,278,912)

Net unrealized depreciation	$(87,932,101)

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5  Restricted Securities

At October 31, 2019, the Portfolio owned the following securities (representing 2.1% of net assets) which were restricted as to resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Other

Altair V Reinsurance	12/22/16	1,932	$1,931,845	$19,318

Altair VI Reinsurance	12/29/17	1,000	2,670,333	674,500

Blue Lotus Re, Ltd.	12/20/17	6,000	6,000,000	6,472,800

Mt. Logan Re, Ltd., Series 13 Preference Shares	1/22/19	2,000	1,811,255	1,365,882

Mt. Logan Re, Ltd., Special Investment Series 13	1/2/18	10,000	8,188,745	8,970,997

Sussex Capital, Ltd., Designated Investment Series 5	5/31/19	249	—	250,246

Sussex Capital, Ltd., Series 5 Preference Shares	12/17/18	6,000	6,000,000	6,135,186

Versutus Re, Ltd.	12/17/18	4,000	4,000,000	4,242,800

Total Restricted Securities			$30,602,178	$28,131,729

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward foreign currency exchange contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Consolidated Portfolio of Investments. At October 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swaps to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index options and futures contracts to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps, total return swaps, options contracts and forward volatility agreements to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $4,352,384. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $3,235,445 at October 31, 2019.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity		Credit		Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—		$—		$2,203,150	$17,500	$13,461,855	$15,682,505

Not applicable	707,800	*	174,431	*	—	4,896,206 *	37,520,261 *	43,298,698

Receivable for open forward foreign currency exchange contracts	—		—		—	1,095,998	—	1,095,998

Receivable for open swap contracts	—		—		—	—	385,355	385,355

Receivable for open forward volatility agreements	—		—		—	—	87,117	87,117

Total Asset Derivatives	$707,800		$174,431		$2,203,150	$6,009,704	$51,454,588	$60,549,673

Derivatives not subject to master netting or similar agreements	$707,800		$174,431		$—	$4,913,706	$37,520,261	$43,316,198

Total Asset Derivatives subject to master netting or similar agreements	$—		$—		$2,203,150	$1,095,998	$13,934,327	$17,233,475

Written options outstanding, at value	$—		$—		$—	$(17,500)	$—	$(17,500)

Not applicable	—		(3,080,801	)*	—	(6,375,715)*	(34,319,081)*	(43,775,597)

Payable for open forward foreign currency exchange contracts	—		—		—	(2,322,416)	—	(2,322,416)

Payable for open swap contracts	—		—		—	—	(2,029,968)	(2,029,968)

Total Liability Derivatives	$—		$(3,080,801)		$—	$(8,715,631)	$(36,349,049)	$(48,145,481)

Derivatives not subject to master netting or similar agreements	$—		$(3,080,801)		$—	$(6,393,215)	$(34,319,081)	$(43,793,097)

Total Liability Derivatives subject to master netting or similar agreements	$—		$—		$—	$(2,322,416)	$(2,029,968)	$(4,352,384)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

59

Global Opportunities Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$139,551	$(139,551)	$—	$—	$—	$—

Bank of America, N.A.	10,651,710	(627,589)	—	—	10,024,121	—

Barclays Bank PLC	105,449	(54,526)	—	—	50,923	—

BNP Paribas	74,031	(74,031)	—	—	—	—

Goldman Sachs International	2,409,025	(787,854)	(634,525)	(986,646)	—	1,770,000

JPMorgan Chase Bank, N.A.	2,043	(2,043)	—	—	—	—

Morgan Stanley & Co. International PLC	2,900,048	—	—	(479,340)	2,420,708	479,340

Standard Chartered Bank	872,727	(872,727)	—	—	—	—

UBS AG	78,891	(1,260)	(41,904)	—	35,727	—

	$17,233,475	$(2,559,581)	$(676,429)	$(1,465,986)	$12,531,479	$2,249,340

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(354,390)	$139,551	$214,839	$—	$—	$—

Bank of America, N.A.	(627,589)	627,589	—	—	—	—

Barclays Bank PLC	(54,526)	54,526	—	—	—	—

BNP Paribas	(777,574)	74,031	564,032	—	(139,511)	—

Citibank, N.A.	(109,239)	—	—	—	(109,239)	—

Goldman Sachs International	(787,854)	787,854	—	—	—	—

JPMorgan Chase Bank, N.A.	(195,238)	2,043	150,741	—	(42,454)	—

Standard Chartered Bank	(1,331,120)	872,727	458,393	—	—	—

State Street Bank and Trust Company	(113,594)	—	—	—	(113,594)	—

UBS AG	(1,260)	1,260	—	—	—	—

	$(4,352,384)	$2,559,581	$1,388,005	$—	$(404,798)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$2,249,340

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$(389,503)	$(1,711,416)	$544,500	$(1,556,419)

Written options	—	—	389,497	—	—	389,497

Futures contracts	—	—	(310,540)	—	(23,862,178)	(24,172,718)

Swap contracts	—	(6,057,602)	—	—	6,472,708	415,106

Forward foreign currency exchange contracts	—	—	—	589,667	—	589,667

Total	$—	$(6,057,602)	$(310,546)	$(1,121,749)	$(16,844,970)	$(24,334,867)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$957,220	$(2,484,855)	$331,909	$(1,195,726)

Written options	—	—	(59,447)	292,381	—	232,934

Futures contracts	707,800	—	893,418	—	(7,408,125)	(5,806,907)

Swap contracts	—	(438,894)	—	—	(3,906,629)	(4,345,523)

Forward volatility agreements	—	—	—	—	995,123	995,123

Forward foreign currency exchange contracts	—	—	—	(9,605,477)	—	(9,605,477)

Total	$707,800	$(438,894)	$1,791,191	$(11,797,951)	$(9,987,722)	$(19,725,576)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Forward Volatility Agreements

$436,845,000	$1,427,648,000	$1,493,743,000	$35,000,000

Purchased Swaptions	Purchased Call Options	Swap Contracts

$143,077,000	$450,000,000	$2,354,224,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts and written options contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately $87,777,000, $6,782,000, 6,260 contracts and 2,002 contracts, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by

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Global Opportunities Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

8  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $132,568,586, which represents 9.7% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$32,594,331	$979,386,934	$(879,422,086)	$(3,315)	$12,722	$132,568,586	$1,496,182	132,568,586

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$358,642,343	$—	$358,642,343

Mortgage Pass-Throughs	—	5,972,638	—	5,972,638

Commercial Mortgage-Backed Securities	—	21,456,982	—	21,456,982

Asset-Backed Securities	—	187,290,381	—	187,290,381

U.S. Government Guaranteed Small Business Administration Loans	—	62,227,983	—	62,227,983

Senior Floating-Rate Loans	—	—	1,561,925	1,561,925

Sovereign Loans	—	1,350,727	—	1,350,727

Foreign Government Bonds	—	357,648,715	—	357,648,715

Foreign Corporate Bonds	—	53,780,740	—	53,780,740

Corporate Bonds	—	2,898,425	—	2,898,425

Common Stocks	—	4,071,174 *	—	4,071,174

Closed-End Funds	33,554,452	—	—	33,554,452

Other	—	—	40,437,548	40,437,548

U.S. Treasury Obligations	—	39,356,157	—	39,356,157

Short-Term Investments —

Foreign Government Securities	—	47,018,864	—	47,018,864

U.S. Treasury Obligations	—	8,485,735	—	8,485,735

Other	—	132,568,586	—	132,568,586

Purchased Interest Rate Swaptions	—	13,023,973	—	13,023,973

Purchased Call Options	—	2,641,032	—	2,641,032

Purchased Put Options	17,500	—	—	17,500

Total Investments	$33,571,952	$1,298,434,455	$41,999,473	$1,374,005,880

Forward Foreign Currency Exchange Contracts	$—	$5,992,204	$—	$5,992,204

Forward Volatility Agreements	—	87,117	—	87,117

Futures Contracts	1,220,996	—	—	1,220,996

Swap Contracts	—	37,566,851	—	37,566,851

Total	$34,792,948	$1,342,080,627	$41,999,473	$1,418,873,048

Liability Description

Written Put Options	$(17,500)	$—	$—	$(17,500)

Forward Foreign Currency Exchange Contracts	—	(8,698,131)	—	(8,698,131)

Futures Contracts	(39,813)	—	—	(39,813)

Swap Contracts	—	(39,390,037)	—	(39,390,037)

Total	$(57,313)	$(48,088,168)	$—	$(48,145,481)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

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Global Opportunities Portfolio

October 31, 2019

Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Floating-Rate Loans	Investments in Other	Total

Balance as of October 31, 2018	$—	$34,487,429	$34,487,429

Realized gains (losses)	(27,675)	(574,114)	(601,789)

Change in net unrealized appreciation (depreciation)	(201,125)	554,664	353,539

Cost of purchases	1,087,465	20,000,000	21,087,465

Proceeds from sales, including return of capital	(1,097,400)	(14,030,431)	(15,127,831)

Accrued discount (premium)	307,659	—	307,659

Transfers to Level 3(1)	1,493,001	—	1,493,001

Transfers from Level 3(1)	—	—	—

Balance as of October 31, 2019	$1,561,925	$40,437,548	$41,999,473

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2019	$(201,125)	$(265,239)	$(466,364)

(1)

An investment was transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

The Portfolio’s investments in Level 3 securities were primarily valued on the basis of broker quotations.

64

Global Opportunities Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

65

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

66

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

67

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

68

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28    10.31.19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, global stocks delivered solid returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. Both U.S. and global markets rallied in the final month of the period amid optimism about the U.S.-China trade war, the Fed’s interest rate cuts and better-than expected corporate earnings.

During the period, the MSCI World Index,2 a proxy for global equities, returned 12.69%. In the U.S., the blue-chip Dow Jones Industrial Average® returned 10.32%, while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The MSCI EAFE Index of developed-market international equities returned 11.04%, and the MSCI Emerging Markets Index returned 11.86% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) had a total return of 11.75% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 13.49% for the same period. The Fund also underperformed the 13.29% return of its blended benchmark consisting of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofAML Fixed Rate Preferred Securities Index (the Blended Index).

The Fund’s performance is a function of the underlying portfolios in which it invests and its allocation among these portfolios, as well as the Fund’s direct investments. The Fund invests in a variety of portfolios across equity market capitalizations and styles as well as direct investments, which include preferred stocks and hybrid securities.

During the period, large-cap U.S. stocks generally outperformed small-cap stocks and global equities. In terms of investing styles, value stocks generally lagged their growth stock counterparts. In this market environment, the Fund’s broad diversification across investment styles and geographies constrained relative Fund performance against the U.S.-based, large-cap weighted Index.

All of the portfolios and direct investments of the Fund, including international, small- and mid-cap and U.S. preferred stocks, underperformed against the Index.

Fund management made no significant changes to the Fund’s allocation mix during the 12-month period ended October 31, 2019. As of period end, allocations to the Fund’s underlying component portfolios were: Tax-Managed Multi-Cap Growth Portfolio — 13.4%; Tax-Managed Growth Portfolio — 32.5%; Tax-Managed Value Portfolio — 28.1%; Tax-Managed International Equity Portfolio — 6.5%; Tax-Managed Small-Cap Portfolio — 11.1% and Preferred Stocks & Other Hybrid Securities (including exchange-traded funds which invest in similar investments) — 8.4%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Performance2,3

Portfolio Managers Lewis R. Piantedosi and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	11.75%	8.20%	10.57%
Class A with 5.75% Maximum Sales Charge	—	—	5.31	6.93	9.92
Class C at NAV	03/04/2002	03/04/2002	10.88	7.40	9.75
Class C with 1% Maximum Sales Charge	—	—	9.88	7.40	9.75
Class I at NAV	09/11/2015	03/04/2002	12.02	8.42	10.68
Russell 3000® Index	—	—	13.49%	10.31%	13.61%
MSCI EAFE Index	—	—	11.04	4.30	5.40
ICE BofAML Fixed Rate Preferred Securities Index	—	—	12.77	6.47	7.88
Blended Index	—	—	13.29	9.40	12.29

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	4.87%	6.05%	9.24%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.48	5.38	8.25
Class C After Taxes on Distributions	03/04/2002	03/04/2002	9.57	6.64	9.16
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	6.08	5.83	8.14
Class I After Taxes on Distributions	09/11/2015	03/04/2002	11.49	7.46	9.88
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	7.51	6.59	8.83

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.32%	2.07%	1.07%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$25,365	N.A.
Class I	$250,000	10/31/2009	$690,158	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofAML Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,024.30	$6.74	1.32%
Class C	$1,000.00	$1,020.20	$10.54	2.07%
Class I	$1,000.00	$1,025.70	$5.46	1.07%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.72	1.32%
Class C	$1,000.00	$1,014.80	$10.51	2.07%
Class I	$1,000.00	$1,019.80	$5.45	1.07%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Portfolio of Investments

Investments in Affiliated Portfolios — 91.5%
Description		Value

Tax-Managed Growth Portfolio (identified cost, $76,383,766)		$170,972,159

Tax-Managed International Equity Portfolio (identified cost, $31,994,996)		34,088,983

Tax-Managed Multi-Cap Growth Portfolio (identified cost, $32,889,096)		70,344,562

Tax-Managed Small-Cap Portfolio (identified cost, $48,658,908)		58,465,183

Tax-Managed Value Portfolio (identified cost, $89,059,162)		147,837,492

Total Investments in Affiliated Portfolios (identified cost $278,985,928)		$481,708,379

Preferred Stocks — 1.7%
Security	Shares	Value

Banks — 0.5%

Texas Capital Bancshares, Inc., 6.50%	17,338	$455,989

Wells Fargo & Co., Series L, 7.50% (Convertible)	1,194	1,802,343

Wells Fargo & Co., Series Q, 5.85% to 9/15/23(1)	8,820	237,523

		$2,495,855

Capital Markets — 0.1%

Morgan Stanley, Series G, 6.625%	21,325	$543,148

		$543,148

Electric Utilities — 0.1%

Duke Energy Corp., Series A, 5.75%	27,000	$753,300

		$753,300

Equity Real Estate Investment Trusts (REITs) — 0.3%

CBL & Associates Properties, Inc., Series D, 7.375%	52,975	$482,602

SITE Centers Corp., Series A, 6.375%	19,000	513,000

SITE Centers Corp., Series K, 6.25%	6,000	154,020

Vornado Realty Trust, Series K, 5.70%	20,000	506,600

		$1,656,222

Independent Power and Renewable Electricity Producers — 0.1%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(1)	9,950	$276,137

		$276,137

Machinery — 0.2%

Stanley Black & Decker, Inc., 5.75%	35,497	$918,307

		$918,307

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(1)	59,850	$1,353,209

		$1,353,209

Pipelines — 0.0%(2)

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(1)	8,960	$226,509

		$226,509

Real Estate Management & Development — 0.2%

Brookfield Property Partners, L.P., Series A, 6.50%	14,575	$389,298

Brookfield Property Partners, L.P., Series A2, 6.375%	21,600	592,488

		$981,786

Total Preferred Stocks (identified cost $9,528,250)		$9,204,473

Debt Obligations — 5.3%(3)
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.1%

General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(1)(4)	$640	$619,059

		$619,059

Banks — 3.0%

Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(1)(4)	$1,100	$1,083,115

Bank of America Corp., Series FF, 5.875% to 3/15/28(1)(4)	1,280	1,408,448

Bank of New York Mellon Corp. (The), Series D, 4.50% to 6/20/23(1)(4)	1,000	1,010,620

Barclays PLC, 7.75% to 9/15/23(1)(4)	1,080	1,150,972

Citigroup, Inc., 5.95% to 1/30/23(1)(4)	330	349,564

Citigroup, Inc., Series M, 6.30% to 5/15/24(1)(4)	525	565,013

Citigroup, Inc., Series T, 6.25% to 8/15/26(1)(4)	398	449,085

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(1)(4)(5)	473	493,376

Fifth Third Bancorp, Series H, 5.10% to 6/30/23(1)(4)	1,220	1,239,386

HSBC Holdings PLC, 6.375% to 9/17/24(1)(4)	850	897,358

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(1)(4)	2,075	2,279,460

KeyCorp, Series D, 5.00% to 9/15/26(1)(4)	975	1,037,844

Lloyds Banking Group PLC, 7.50% to 6/27/24(1)(4)	600	658,500

Nordea Bank Abp, 6.125% to 9/23/24(1)(4)(5)	545	574,683

PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(1)(4)	485	513,959

Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(1)(4)	778	891,782

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Societe Generale SA, 6.75% to 4/6/28(1)(4)(5)	$645	$681,056

Societe Generale SA, 7.375% to 10/4/23(1)(4)(5)	425	454,523

		$15,738,744

Capital Markets — 0.6%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(1)	$425	$444,125

Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(1)(4)	1,400	1,437,128

UBS Group AG, 6.875% to 8/7/25(1)(4)(6)	1,000	1,086,750

		$2,968,003

Diversified Financial Services — 0.1%

Discover Financial Services, Series C, 5.50% to 10/30/27(1)(4)	$640	$658,573

		$658,573

Electric Utilities — 0.4%

AES Gener SA, 7.125% to 4/7/24, 3/26/79(1)(5)	$485	$504,791

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(1)	450	506,691

Southern California Edison Co., Series E, 6.25% to 2/1/22(1)(4)	903	883,039

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(1)	366	383,000

		$2,277,521

Food Products — 0.2%

Land O’ Lakes, Inc., 8.00%(4)(5)	$964	$973,640

		$973,640

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(1)(4)	$645	$655,136

		$655,136

Multi-Utilities — 0.2%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(1)(4)	$900	$956,893

		$956,893

Oil, Gas & Consumable Fuels — 0.4%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(1)(4)	$495	$477,190

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(1)(4)	736	509,165

Odebrecht Oil & Gas Finance, Ltd., 0.00%,(4)(5)	550	6,329

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(1)(4)	1,050	980,721

		$1,973,405

Security	Principal Amount (000’s omitted)	Value

Pipelines — 0.2%

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(1)(4)	$1,051	$979,028

		$979,028

Total Debt Obligations (identified cost $27,346,329)		$27,800,002

Exchange-Traded Funds — 1.5%
Security	Shares	Value

Equity Funds — 1.5%

iShares Preferred & Income Securities ETF	204,586	$7,678,113

Total Exchange-Traded Funds (identified cost $8,031,553)		$7,678,113

Total Investments — 100.0% (identified cost $323,892,060)		$526,390,967

Other Assets, Less Liabilities — (0.0)%(2)		$(107,140)

Net Assets — 100.0%		$526,283,827

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security converts to variable rate after the indicated fixed-rate coupon period.

(2)	Amount is less than (0.05)%.

(3)	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $3,688,398 or 0.7% of the Fund’s net assets.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $1,086,750 or 0.2% of the Fund’s net assets.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Affiliated investments, at value (identified cost, $278,985,928)	$481,708,379

Unaffiliated investments, at value (identified cost, $44,906,132)	44,682,588

Cash	14,300

Interest and dividends receivable	364,661

Receivable for Fund shares sold	177,575

Total assets	$526,947,503

Liabilities

Payable for Fund shares redeemed	$222,782

Payable to affiliates:

Investment adviser fee	105,994

Administration fee	65,952

Distribution and service fees	127,462

Trustees’ fees	42

Accrued expenses	141,444

Total liabilities	$663,676

Net Assets	$526,283,827

Sources of Net Assets

Paid-in capital	$240,580,793

Distributable earnings	285,703,034

Total	$526,283,827

Class A Shares

Net Assets	$379,546,876

Shares Outstanding	16,967,334

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$22.37

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$23.73

Class C Shares

Net Assets	$56,979,114

Shares Outstanding	2,752,999

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$20.70

Class I Shares

Net Assets	$89,757,837

Shares Outstanding	4,015,031

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$22.36

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividend income	$1,259,946

Dividend income allocated from affiliated Portfolios (net of foreign taxes, $222,006)	8,386,990

Interest income	1,588,534

Securities lending income allocated from affiliated Portfolios, net	5,663

Expenses allocated from affiliated Portfolios	(2,776,984)

Total investment income	$8,464,149

Expenses

Investment adviser fee	$1,209,839

Administration fee	747,844

Distribution and service fees

Class A	855,195

Class B	5,567

Class C	799,185

Trustees’ fees and expenses	500

Custodian fee	48,387

Transfer and dividend disbursing agent fees	302,626

Legal and accounting services	71,438

Printing and postage	127,293

Registration fees	85,104

Miscellaneous	19,098

Total expenses	$4,272,076

Net investment income	$4,192,073

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(85,381)

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions (net of foreign capital gains taxes of $1,021)	17,175,048 (1)

Foreign currency transactions	(9,579)

Net realized gain	$17,080,088

Change in unrealized appreciation (depreciation) —

Unaffiliated investments	$2,426,168

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments	31,353,601

Foreign currency	9,694

Net change in unrealized appreciation (depreciation)	$33,789,463

Net realized and unrealized gain	$50,869,551

Net increase in net assets from operations	$55,061,624

(1)	Includes $9,768,908 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$4,192,073	$2,747,850

Net realized gain	17,080,088 (1)	15,215,584 (2)

Net change in unrealized appreciation (depreciation)	33,789,463	7,751,842

Net increase in net assets from operations	$55,061,624	$25,715,276

Distributions to shareholders —

Class A	$(5,210,972)	$(8,348,688)

Class B	(10,671)	(40,748)

Class C	(1,812,999)	(4,215,486)

Class I	(1,463,256)	(1,652,489)

Total distributions to shareholders	$(8,497,898)	$(14,257,411)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$18,751,039	$22,701,278

Class B	—	1,097

Class C	7,250,163	6,922,176

Class I	25,150,351	23,495,741

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,742,464	7,601,996

Class B	10,621	39,404

Class C	1,744,174	4,002,791

Class I	1,344,139	1,449,382

Cost of shares redeemed

Class A	(39,208,993)	(30,714,438)

Class B	(33,234)	(266,518)

Class C	(16,471,056)	(31,670,872)

Class I	(9,720,692)	(7,152,522)

Net asset value of shares converted(3)

Class A	86,447,434	1,283,812

Class B	(958,970)	(1,283,812)

Class C	(85,488,464)	—

Net decrease in net assets from Fund share transactions	$(6,441,024)	$(3,590,485)

Net increase in net assets	$40,122,702	$7,867,380

Net Assets

At beginning of year	$486,161,125	$478,293,745

At end of year	$526,283,827	$486,161,125

(1)	Includes $9,768,908 of net realized gains from redemptions in-kind.

(2)	Includes $9,341,553 of net realized gains from redemptions in-kind.

(3)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019, upon the termination of Class B.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$20.450	$19.970	$16.770	$17.630	$18.060

Income (Loss) From Operations

Net investment income(1)	$0.193	$0.160	$0.186	$0.193	$0.125

Net realized and unrealized gain (loss)	2.122	0.951	3.207	(0.017)	0.456

Total income from operations	$2.315	$1.111	$3.393	$0.176	$0.581

Less Distributions

From net investment income	$(0.163)	$(0.171)	$(0.162)	$(0.123)	$(0.104)

From net realized gain	(0.232)	(0.460)	(0.031)	(0.913)	(0.907)

Total distributions	$(0.395)	$(0.631)	$(0.193)	$(1.036)	$(1.011)

Net asset value — End of year	$22.370	$20.450	$19.970	$16.770	$17.630

Total Return(2)	11.75%	5.60%	20.39%	1.09%	3.29	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$379,547	$272,567	$265,204	$227,186	$264,329

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.33%	1.31%	1.31%	1.32%	1.33%

Net investment income	0.91%	0.77%	1.01%	1.17%	0.71%

Portfolio Turnover of the Fund(6)	7%	6%	10%	6%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$18.930	$18.520	$15.570	$16.430	$16.900

Income (Loss) From Operations

Net investment income (loss)(1)	$0.043	$0.005	$0.047	$0.064	$(0.006)

Net realized and unrealized gain (loss)	1.965	0.892	2.978	(0.009)	0.421

Total income from operations	$2.008	$0.897	$3.025	$0.055	$0.415

Less Distributions

From net investment income	$(0.006)	$(0.027)	$(0.044)	$(0.002)	$—

From net realized gain	(0.232)	(0.460)	(0.031)	(0.913)	(0.885)

Total distributions	$(0.238)	$(0.487)	$(0.075)	$(0.915)	$(0.885)

Net asset value — End of year	$20.700	$18.930	$18.520	$15.570	$16.430

Total Return(2)	10.88%	4.86%	19.49%	0.32%	2.55	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$56,979	$147,004	$163,689	$162,450	$173,279

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	2.08%	2.06%	2.06%	2.07%	2.08%

Net investment income (loss)	0.23%	0.03%	0.27%	0.42%	(0.04)%

Portfolio Turnover of the Fund(6)	7%	6%	10%	6%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,				Period Ended October 31, 2015(1)
	2019	2018	2017	2016

Net asset value — Beginning of period	$20.450	$19.970	$16.760	$17.620	$16.890

Income (Loss) From Operations

Net investment income (loss)(2)	$0.244	$0.207	$0.229	$0.226	$(0.009)

Net realized and unrealized gain (loss)	2.113	0.952	3.217	(0.004)	0.739

Total income from operations	$2.357	$1.159	$3.446	$0.222	$0.730

Less Distributions

From net investment income	$(0.215)	$(0.219)	$(0.205)	$(0.169)	$—

From net realized gain	(0.232)	(0.460)	(0.031)	(0.913)	—

Total distributions	$(0.447)	$(0.679)	$(0.236)	$(1.082)	$—

Net asset value — End of period	$22.360	$20.450	$19.970	$16.760	$17.620

Total Return(3)	12.02%	5.85%	20.76%	1.36%	4.32	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$89,758	$65,649	$47,031	$24,467	$410

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.08%	1.06%	1.06%	1.07%	1.06	%(8)

Net investment income (loss)	1.16%	0.99%	1.23%	1.36%	(0.35	)%(8)

Portfolio Turnover of the Fund(9)	7%	6%	10%	6%	24	%(10)

(1)	For the period from the commencement of operations, September 11, 2015, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(6)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2015.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2019 were as follows: Tax-Managed Growth Portfolio (0.9%), Tax-Managed Value Portfolio (18.8%), Tax-Managed International Equity Portfolio (48.0%), Tax-Managed Multi-Cap Growth Portfolio (42.0%) and Tax-Managed Small-Cap Portfolio (32.8%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

15

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Notes to Financial Statements — continued

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by a Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the taxes incurred by the Portfolio.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$2,898,615	$3,452,089

Long-term capital gains	$5,599,283	$10,805,322

During the year ended October 31, 2019, distributable earnings was decreased by $505,127 and paid-in capital was increased by $505,127 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,703,206

Undistributed long-term capital gains	$6,658,929

Net unrealized appreciation	$276,140,699

Other temporary differences	$200,200

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$250,250,268

Gross unrealized appreciation	$278,089,661

Gross unrealized depreciation	(1,948,962)

Net unrealized appreciation	$276,140,699

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the investment adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2019, the Fund’s investment adviser fee totaled $3,735,031, of which $2,525,192 was allocated from the Portfolios and $1,209,839 was paid or accrued directly by the Fund. For the year ended October 31, 2019, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $747,844.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $81,940 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $54,057 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $855,195 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to October 16, 2019, Class B shares (Class B plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $4,175 and $599,389 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $1,392 and $199,796 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to October 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $100 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$6,073,213	$11,387,052

Tax-Managed Value Portfolio	5,495,435	10,340,406

Tax-Managed International Equity Portfolio	1,595,449	3,002,053

Tax-Managed Multi-Cap Growth Portfolio	2,393,173	4,503,080

Tax-Managed Small-Cap Portfolio	2,215,901	4,169,518

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $16,810,727 and $17,860,797, respectively, for the year ended October 31, 2019.

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	886,217	1,089,031

Issued to shareholders electing to receive payments of distributions in Fund shares	259,445	376,150

Redemptions	(1,873,884)	(1,478,257)

Converted from Class B shares	45,133	62,018

Converted from Class C shares	4,323,944	—

Net increase	3,640,855	48,942

	Year Ended October 31,
Class B	2019(1)	2018

Sales	—	57

Issued to shareholders electing to receive payments of distributions in Fund shares	614	2,063

Redemptions	(1,681)	(13,571)

Converted to Class A shares	(47,919)	(65,913)

Net decrease	(48,986)	(77,364)

	Year Ended October 31,
Class C	2019	2018

Sales	380,519	358,262

Issued to shareholders electing to receive payments of distributions in Fund shares	102,478	212,688

Redemptions	(861,999)	(1,639,778)

Converted to Class A shares	(4,635,573)	—

Net decrease	(5,014,575)	(1,068,828)

	Year Ended October 31,
Class I	2019	2018

Sales	1,205,037	1,125,304

Issued to shareholders electing to receive payments of distributions in Fund shares	73,732	71,894

Redemptions	(474,283)	(342,184)

Net increase	804,486	855,014

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$481,708,379	$—	$—	$481,708,379

Preferred Stocks	8,928,336	276,137	—	9,204,473

Debt Obligations	—	27,800,002	—	27,800,002

Exchange-Traded Funds	7,678,113	—	—	7,678,113

Total Investments	$498,314,828	$28,076,139	$—	$526,390,967

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $9,139,362, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $6,849,991 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

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1299    10.31.19

Eaton Vance

Tax-Managed Global Dividend Income Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Management and Organization	26

Important Notices	29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, global stocks delivered solid returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. Both U.S. and global markets rallied in the final month of the period amid optimism about the U.S.-China trade war, the Fed’s interest rate cuts and better-than expected corporate earnings.

During the period, the MSCI World Index,2 a proxy for global equities, returned 12.69%. In the U.S., the blue-chip Dow Jones Industrial Average® returned 10.32%; while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The MSCI EAFE Index of developed-market international equities returned 11.04%; and the MSCI Emerging Markets Index returned 11.86% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) returned 11.52% for Class A shares at net asset value (NAV),

underperforming its benchmark, the MSCI World Index (the Index), which returned 12.69%.

Within the Fund’s common stock allocation, selection in the consumer discretionary, financials, and communication services sectors detracted from returns relative to the Index.

The Fund’s overweight position in Tiffany & Co. (Tiffany), a jewelry retailer in the consumer discretionary sector, declined on concerns about its growth prospects and lack of progress in repositioning the Tiffany brand.

In financials, the Fund’s overweight position in Swedbank

AB (Swedbank), a Swedish bank that was in the portfolio to provide dividend income, declined after the bank became involved in a money-laundering investigation that targeted a number of Scandinavian banks.

In communication services, an overweight position in video game developer Activision Blizzard, Inc. (Activision) — publisher of Call of Duty, Candy Crush, and other popular games — hurt returns relative to the Index. Activision’s stock price declined after the company failed to upgrade its earnings projections for the fourth quarter of 2018 and gave a cautious outlook for 2019.

Tiffany, Swedbank, and Activision were sold during the period.

In contrast, stock selections in the industrials, health care, and utilities sectors contributed to returns relative to the Index.

In industrials, the Fund’s overweight position in London-based Melrose Industries PLC (Melrose), an investment company that specializes in industrial turnarounds, contributed to returns relative to the Index. Melrose’s stock price rose after the company reported its turnaround of GKN PLC, an automotive and aerospace firm acquired in early 2018, was proceeding well.

In health care, relative performance was aided by the Fund’s overweight position in Zoetis, Inc., a large global provider of animal drugs, vaccines, and diagnostic products to veterinarians and livestock farmers. The company reported double-digit revenue growth during the period, with particular strength in products designed for companion animals.

An overweight position in NextEra Energy, Inc. (NextEra) contributed to returns relative to the utilities sector. Aided by a focus on renewable energy sources, including wind and solar, NextEra reported steady revenue streams and profit growth during the period.

The Fund’s preferred security allocations (i.e., preferred stocks and corporate bonds and notes with preferred characteristics) added to Fund returns relative to the Index as well. The preferred securities allocation outperformed both the Index and the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s cur- rent performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	11.52%	5.72%	7.95%
Class A with 5.75% Maximum Sales Charge	—	—	5.13	4.48	7.32
Class C at NAV	05/30/2003	05/30/2003	10.70	4.95	7.15
Class C with 1% Maximum Sales Charge	—	—	9.70	4.95	7.15
Class I at NAV	08/27/2007	05/30/2003	11.78	6.00	8.24
MSCI World Index	—	—	12.69%	7.58%	9.47%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	4.38%	3.62%	6.43%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.73	3.45	5.95
Class C After Taxes on Distributions	05/30/2003	05/30/2003	9.08	4.26	6.42
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	6.32	3.88	5.86
Class I After Taxes on Distributions	08/27/2007	05/30/2003	10.94	5.07	7.29
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	7.77	4.69	6.74

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.18%	1.93%	0.93%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$19,965	N.A.
Class I	$250,000	10/31/2009	$552,075	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Fund Profile

Common Stock Sector Allocation (% of total investments)

Top 10 Holdings (% of total investments)5

Alphabet, Inc., Class C	4.2%

Microsoft Corp.	3.4

Amazon.com, Inc.	3.2

Apple, Inc.	2.4

Walt Disney Co. (The)	1.9

Melrose Industries PLC	1.9

Amadeus IT Group SA	1.8

NextEra Energy, Inc.	1.7

Facebook, Inc., Class A	1.6

ORIX Corp.	1.5

Total	23.6%

Country Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,025.60	$6.23	1.22%
Class C	$1,000.00	$1,021.80	$10.09	1.98%
Class I	$1,000.00	$1,027.70	$4.96	0.97%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.21	1.22%
Class C	$1,000.00	$1,015.20	$10.06	1.98%
Class I	$1,000.00	$1,020.30	$4.94	0.97%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Portfolio of Investments

Common Stocks — 97.9%
Security	Shares	Value

Aerospace & Defense — 1.9%

Airbus SE	53,022	$7,606,443

CAE, Inc.	188,890	4,736,950

		$12,343,393

Banks — 6.9%

Banco Santander SA	1,321,931	$5,307,946

Bank of America Corp.	136,580	4,270,857

Canadian Imperial Bank of Commerce	73,054	6,229,363

Citigroup, Inc.	113,860	8,181,980

ING Groep NV	349,018	3,952,100

KBC Group NV	50,653	3,561,629

KeyCorp	308,013	5,534,994

UniCredit SpA	227,280	2,883,508

Wells Fargo & Co.	68,659	3,544,864

		$43,467,241

Beverages — 3.2%

Anheuser-Busch InBev SA/NV	62,528	$5,047,097

Coca-Cola Co. (The)	169,935	9,249,562

Diageo PLC	148,660	6,084,799

		$20,381,458

Biotechnology — 0.8%

CSL, Ltd.	28,082	$4,952,436

		$4,952,436

Building Products — 1.1%

Assa Abloy AB, Class B	284,540	$6,757,360

		$6,757,360

Capital Markets — 1.0%

Morgan Stanley	142,499	$6,562,079

		$6,562,079

Chemicals — 2.4%

BASF SE	71,299	$5,420,093

Chr. Hansen Holding A/S	56,860	4,365,465

Sika AG	33,128	5,694,919

		$15,480,477

Security	Shares	Value

Construction & Engineering — 0.0%(1)

Abengoa SA, Class A(2)	74,946	$1,686

Abengoa SA, Class B(2)	774,970	8,413

		$10,099

Consumer Finance — 1.6%

Capital One Financial Corp.	74,426	$6,940,224

OneMain Holdings, Inc.	77,488	3,099,520

		$10,039,744

Diversified Financial Services — 2.7%

Berkshire Hathaway, Inc., Class B(2)	35,988	$7,650,329

ORIX Corp.	601,637	9,454,660

		$17,104,989

Electric Utilities — 2.5%

Iberdrola SA	526,174	$5,408,539

NextEra Energy, Inc.	43,622	10,396,867

		$15,805,406

Electrical Equipment — 1.8%

Melrose Industries PLC	4,237,515	$11,711,164

		$11,711,164

Electronic Equipment, Instruments & Components — 1.9%

CDW Corp.	30,475	$3,898,057

Keyence Corp.	12,504	7,906,235

		$11,804,292

Energy Equipment & Services — 0.6%

Schlumberger, Ltd.	116,326	$3,802,697

		$3,802,697

Entertainment — 2.5%

Nintendo Co., Ltd.	10,532	$3,863,004

Walt Disney Co. (The)	90,987	11,821,031

		$15,684,035

Equity Real Estate Investment Trusts (REITs) — 1.9%

American Tower Corp.	35,952	$7,840,412

Equity Residential	48,045	4,259,670

		$12,100,082

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 0.5%

BJ’s Wholesale Club Holdings, Inc.(2)	122,411	$3,268,374

		$3,268,374

Food Products — 2.2%

Mondelez International, Inc., Class A	127,146	$6,668,808

Nestle SA	66,034	7,064,404

		$13,733,212

Health Care Equipment & Supplies — 4.1%

Baxter International, Inc.	69,576	$5,336,479

Boston Scientific Corp.(2)	161,683	6,742,181

Danaher Corp.	38,166	5,260,038

Intuitive Surgical, Inc.(2)	10,750	5,944,213

Straumann Holding AG	3,073	2,745,669

		$26,028,580

Health Care Providers & Services — 0.9%

Anthem, Inc.	21,797	$5,865,137

		$5,865,137

Hotels, Restaurants & Leisure — 0.8%

Compass Group PLC	194,332	$5,173,913

		$5,173,913

Household Products — 1.2%

Kimberly-Clark Corp.	27,372	$3,637,191

Reckitt Benckiser Group PLC	54,625	4,226,971

		$7,864,162

Industrial Conglomerates — 0.9%

DCC PLC	58,107	$5,449,242

		$5,449,242

Insurance — 3.5%

AIA Group, Ltd.	472,940	$4,709,639

Aviva PLC	932,983	5,028,821

Chubb, Ltd.	23,760	3,621,499

Progressive Corp. (The)	63,271	4,409,989

Prudential PLC	249,877	4,364,561

		$22,134,509

Interactive Media & Services — 6.2%

Alphabet, Inc., Class C(2)	20,748	$26,144,762

Facebook, Inc., Class A(2)	53,558	10,264,391

Security	Shares	Value

Interactive Media & Services (continued)

Tencent Holdings, Ltd.	75,908	$3,079,049

		$39,488,202

Internet & Direct Marketing Retail — 3.2%

Amazon.com, Inc.(2)	11,252	$19,990,978

		$19,990,978

IT Services — 2.9%

Amadeus IT Group SA	155,469	$11,501,325

Visa, Inc., Class A	37,074	6,631,055

		$18,132,380

Leisure Products — 1.4%

Yamaha Corp.	185,160	$8,622,764

		$8,622,764

Life Sciences Tools & Services — 0.9%

Lonza Group AG	15,796	$5,693,390

		$5,693,390

Machinery — 6.5%

Gardner Denver Holdings, Inc.(2)	224,477	$7,145,103

ITT, Inc.	136,500	8,114,925

Sandvik AB	297,123	5,249,368

SMC Corp.	11,862	5,124,869

Stanley Black & Decker, Inc.	56,623	8,568,758

Xylem, Inc.	86,875	6,662,444

		$40,865,467

Metals & Mining — 1.1%

Rio Tinto, Ltd.	116,273	$7,270,897

		$7,270,897

Multi-Utilities — 0.8%

CMS Energy Corp.	82,826	$5,294,238

		$5,294,238

Oil, Gas & Consumable Fuels — 4.2%

ConocoPhillips	124,950	$6,897,240

EOG Resources, Inc.	75,467	5,230,618

Exxon Mobil Corp.	96,309	6,507,599

Phillips 66	70,285	8,210,694

		$26,846,151

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Personal Products — 1.0%

Unilever PLC	105,209	$6,299,803

		$6,299,803

Pharmaceuticals — 5.9%

Eli Lilly & Co.	53,748	$6,124,585

GlaxoSmithKline PLC	311,414	7,132,918

Novo Nordisk A/S, Class B	112,516	6,187,108

Sanofi	99,273	9,151,686

Zoetis, Inc.	67,143	8,588,932

		$37,185,229

Professional Services — 2.1%

Recruit Holdings Co., Ltd.	265,720	$8,830,949

Verisk Analytics, Inc.	30,615	4,429,991

		$13,260,940

Semiconductors & Semiconductor Equipment — 3.2%

ASML Holding NV	32,884	$8,619,366

Infineon Technologies AG	194,373	3,764,766

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	154,884	7,996,661

		$20,380,793

Software — 3.4%

Microsoft Corp.	149,413	$21,421,342

		$21,421,342

Specialty Retail — 3.0%

Industria de Diseno Textil SA	189,343	$5,900,081

Lowe’s Cos., Inc.	80,455	8,979,583

TJX Cos., Inc. (The)	71,518	4,123,013

		$19,002,677

Technology Hardware, Storage & Peripherals — 2.4%

Apple, Inc.	60,275	$14,994,009

		$14,994,009

Textiles, Apparel & Luxury Goods — 1.7%

adidas AG	14,926	$4,614,026

LVMH Moet Hennessy Louis Vuitton SE	14,480	6,183,765

		$10,797,791

Security	Shares	Value

Wireless Telecommunication Services — 1.1%

Tele2 AB, Class B	479,965	$6,870,773

		$6,870,773

Total Common Stocks (identified cost $525,161,788)		$619,941,905

Preferred Stocks — 0.2%
Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.0%(1)

CBL & Associates Properties, Inc., Series D, 7.375%	15,350	$139,838

		$139,838

Food Products — 0.1%

Ocean Spray Cranberries, Inc., 6.25%(3)	11,860	$1,031,820

		$1,031,820

Oil, Gas & Consumable Fuels — 0.1%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	15,465	$349,664

		$349,664

Total Preferred Stocks (identified cost $1,614,246)		$1,521,322

Corporate Bonds & Notes — 1.1%
Security	Principal Amount (000’s omitted)	Value

Air Freight & Logistics — 0.0%(1)

Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22 (Convertible)	$17	$14,865

		$14,865

Banks — 0.2%

Bank of America Corp., Series FF, 5.875% to 3/15/28(4)(5)	$255	$280,589

Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(5)	240	258,292

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(5)	280	292,062

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(5)	237	260,353

Societe Generale SA, 7.375% to 10/4/23(3)(4)(5)	200	213,893

		$1,305,189

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Capital Markets — 0.1%

Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(4)(5)	$325	$333,619

		$333,619

Diversified Financial Services — 0.6%

PPTT, 2006-A GS, Class A, 5.866%(3)(5)(6)	$4,541	$4,437,001

		$4,437,001

Electric Utilities — 0.0%(1)

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(4)	$80	$90,079

		$90,079

Gas Utilities — 0.0%(1)

NiSource, Inc., 5.65% to 6/15/23(4)(5)	$290	$294,557

		$294,557

Oil, Gas & Consumable Fuels — 0.1%

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(5)	$207	$143,203

Odebrecht Oil & Gas Finance, Ltd., 0.00%(3)(5)	2,008	23,088

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	195	182,134

		$348,425

Pipelines — 0.1%

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(4)(5)	$360	$335,347

		$335,347

Total Corporate Bonds & Notes (identified cost $9,034,553)		$7,159,082

Short-Term Investments — 0.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(7)	397,033	$397,033

Total Short-Term Investments (identified cost $397,031)		$397,033

Total Investments — 99.3% (identified cost $536,207,618)		$629,019,342

Other Assets, Less Liabilities — 0.7%		$4,597,224

Net Assets — 100.0%		$633,616,566

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $5,997,864 or 0.9% of the Fund’s net assets.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at October 31, 2019.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	55.8%	$350,881,689

United Kingdom	10.0	62,743,089

Japan	6.9	43,802,481

Spain	4.5	28,127,990

France	3.7	23,155,787

Switzerland	3.4	21,198,382

Sweden	3.0	18,877,501

Germany	2.2	13,798,885

Netherlands	2.0	12,571,466

Canada	1.7	11,056,392

Denmark	1.7	10,552,573

Belgium	1.4	8,608,726

Taiwan	1.3	7,996,661

Australia	0.8	4,952,436

Hong Kong	0.7	4,709,639

China	0.5	3,079,049

Italy	0.4	2,883,508

Brazil	0.0 (1)	23,088

Total Investments	100.0%	$629,019,342

(1)	Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt

PPTT	–	Preferred Pass-Through Trust

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $535,810,587)	$628,622,309

Affiliated investment, at value (identified cost, $397,031)	397,033

Dividends and interest receivable	855,480

Dividends receivable from affiliated investment	441

Receivable for investments sold	2,503,251

Receivable for Fund shares sold	151,846

Tax reclaims receivable	4,221,979

Total assets	$636,752,339

Liabilities

Payable for investments purchased	$1,460,179

Payable for Fund shares redeemed	811,018

Payable to affiliates:

Investment adviser fee	341,313

Administration fee	79,367

Distribution and service fees	140,743

Trustees’ fees	2,759

Accrued expenses	300,394

Total liabilities	$3,135,773

Net Assets	$633,616,566

Sources of Net Assets

Paid-in capital	$569,768,657

Distributable earnings	63,847,909

Total	$633,616,566

Class A Shares

Net Assets	$383,956,187

Shares Outstanding	30,154,296

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.73

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$13.51

Class C Shares

Net Assets	$72,014,269

Shares Outstanding	5,670,860

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.70

Class I Shares

Net Assets	$177,646,110

Shares Outstanding	13,938,364

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.75

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $3,433,648)	$31,922,229

Dividends allocated from affiliated investment	67,930

Interest	744,470

Total investment income	$32,734,629

Expenses

Investment adviser fee	$4,112,175

Administration fee	956,922

Distribution and service fees

Class A	891,817

Class B	13,019

Class C	1,043,243

Trustees’ fees and expenses	33,418

Custodian fee	260,752

Transfer and dividend disbursing agent fees	359,508

Legal and accounting services	69,124

Printing and postage	107,906

Registration fees	94,831

Miscellaneous	175,164

Total expenses	$8,117,879

Net investment income	$24,616,750

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(26,236,557)

Investment transactions — affiliated investment	(2,373)

Financial futures contracts	55,238

Foreign currency transactions	(148,258)

Net realized loss	$(26,331,950)

Change in unrealized appreciation (depreciation) —

Investments	$69,579,836

Investments — affiliated investment	1,177

Foreign currency	40,133

Net change in unrealized appreciation (depreciation)	$69,621,146

Net realized and unrealized gain	$43,289,196

Net increase in net assets from operations	$67,905,946

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$24,616,750	$21,910,693

Net realized gain (loss)	(26,331,950)	7,327,796

Net change in unrealized appreciation (depreciation)	69,621,146	(42,679,106)

Net increase (decrease) in net assets from operations	$67,905,946	$(13,440,617)

Distributions to shareholders —

Class A	$(12,625,723)	$(11,516,840)

Class B	(37,602)	(124,297)

Class C	(3,013,189)	(5,688,738)

Class I	(6,707,555)	(7,083,684)

Total distributions to shareholders	$(22,384,069)	$(24,413,559)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$18,697,774	$19,983,082

Class B	650	8,586

Class C	4,946,896	6,744,362

Class I	24,495,111	35,943,531

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	10,815,082	9,703,366

Class B	35,650	100,983

Class C	2,644,602	5,159,235

Class I	5,468,443	5,668,165

Cost of shares redeemed

Class A	(70,807,266)	(60,888,249)

Class B	(856,222)	(1,357,359)

Class C	(31,292,892)	(45,363,589)

Class I	(46,936,799)	(39,167,483)

Net asset value of shares converted(1)

Class A	93,420,994	3,445,271

Class B	(1,641,239)	(3,445,271)

Class C	(91,779,755)	—

Net decrease in net assets from Fund share transactions	$(82,788,971)	$(63,465,370)

Net decrease in net assets	$(37,267,094)	$(101,319,546)

Net Assets

At beginning of year	$670,883,660	$772,203,206

At end of year	$633,616,566	$670,883,660

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$11.830	$12.520	$10.880	$11.510		$11.580

Income (Loss) From Operations

Net investment income(1)	$0.494	$0.389	$0.419	$0.427	(2)	$0.387

Net realized and unrealized gain (loss)	0.838	(0.647)	1.653	(0.625)		(0.013)

Total income (loss) from operations	$1.332	$(0.258)	$2.072	$(0.198)		$0.374

Less Distributions

From net investment income	$(0.432)	$(0.432)	$(0.432)	$(0.432)		$(0.444)

Total distributions	$(0.432)	$(0.432)	$(0.432)	$(0.432)		$(0.444)

Net asset value — End of year	$12.730	$11.830	$12.520	$10.880		$11.510

Total Return(3)	11.52%	(2.24)%	19.39%	(1.71)%		3.27%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$383,956	$302,220	$347,080	$367,882		$443,367

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.22%	1.18%	1.19%	1.18%		1.18%

Net investment income	4.08%	3.07%	3.58%	3.88	%(2)	3.35%

Portfolio Turnover	128%	136%	157%	134%		133%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.112 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.86% for the year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$11.800	$12.480	$10.860	$11.480		$11.550

Income (Loss) From Operations

Net investment income(1)	$0.312	$0.295	$0.351	$0.342	(2)	$0.300

Net realized and unrealized gain (loss)	0.927	(0.639)	1.613	(0.613)		(0.012)

Total income (loss) from operations	$1.239	$(0.344)	$1.964	$(0.271)		$0.288

Less Distributions

From net investment income	$(0.339)	$(0.336)	$(0.344)	$(0.349)		$(0.358)

Total distributions	$(0.339)	$(0.336)	$(0.344)	$(0.349)		$(0.358)

Net asset value — End of year	$12.700	$11.800	$12.480	$10.860		$11.480

Total Return(3)	10.70%	(2.90)%	18.35%	(2.36)%		2.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$72,014	$184,009	$227,643	$256,000		$306,339

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.97%	1.93%	1.94%	1.93%		1.93%

Net investment income	2.62%	2.33%	3.01%	3.12	%(2)	2.60%

Portfolio Turnover	128%	136%	157%	134%		133%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.111 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10% for the year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$11.850	$12.530	$10.890	$11.520		$11.590

Income (Loss) From Operations

Net investment income(1)	$0.503	$0.419	$0.491	$0.452	(2)	$0.412

Net realized and unrealized gain (loss)	0.859	(0.635)	1.611	(0.622)		(0.009)

Total income (loss) from operations	$1.362	$(0.216)	$2.102	$(0.170)		$0.403

Less Distributions

From net investment income	$(0.462)	$(0.464)	$(0.462)	$(0.460)		$(0.473)

Total distributions	$(0.462)	$(0.464)	$(0.462)	$(0.460)		$(0.473)

Net asset value — End of year	$12.750	$11.850	$12.530	$10.890		$11.520

Total Return(3)	11.78%	(1.91)%	19.67%	(1.47)%		3.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$177,646	$182,260	$190,334	$117,382		$120,639

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.97%	0.93%	0.94%	0.93%		0.93%

Net investment income	4.16%	3.30%	4.15%	4.10	%(2)	3.56%

Portfolio Turnover	128%	136%	157%	134%		133%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.108 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.12% for the year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information

17

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in

18

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$22,384,069	$24,413,559

During the year ended October 31, 2019, distributable earnings was increased by $6,078 and paid-in capital was decreased by $6,078 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,425,097

Deferred capital losses	$(25,820,923)

Net unrealized appreciation	$87,218,966

Other temporary differences	$24,769

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $25,820,923 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $25,820,923, are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$541,663,938

Gross unrealized appreciation	$103,309,464

Gross unrealized depreciation	(15,954,060)

Net unrealized appreciation	$87,355,404

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2019, the Fund’s investment adviser fee amounted to $4,112,175 or 0.64% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $956,922.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $35,044 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $24,504 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $891,817 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to October 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $9,764 and $782,432 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $3,255 and $260,811 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to October 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $7,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $805,811,265 and $876,404,920, respectively, for the year ended October 31, 2019.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	1,591,152	1,573,323

Issued to shareholders electing to receive payments of distributions in Fund shares	892,535	765,291

Redemptions	(5,869,632)	(4,801,248)

Converted from Class B shares	146,062	270,806

Converted from Class C shares	7,857,390	—

Net increase (decrease)	4,617,507	(2,191,828)

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2019(1)	2018

Sales	56	678

Issued to shareholders electing to receive payments of distributions in Fund shares	3,010	7,971

Redemptions	(66,847)	(106,890)

Converted to Class A shares	(138,947)	(271,438)

Net decrease	(202,728)	(369,679)

	Year Ended October 31,
Class C	2019	2018

Sales	415,762	532,864

Issued to shareholders electing to receive payments of distributions in Fund shares	223,443	407,954

Redemptions	(2,636,848)	(3,585,813)

Converted to Class A shares	(7,921,084)	—

Net decrease	(9,918,727)	(2,644,995)

	Year Ended October 31,
Class I	2019	2018

Sales	2,037,848	2,830,698

Issued to shareholders electing to receive payments of distributions in Fund shares	452,760	446,723

Redemptions	(3,937,757)	(3,083,572)

Net increase (decrease)	(1,447,149)	193,849

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2019, there were no obligations outstanding under these financial instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2019, the Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$55,238	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$43,613,000	$43,459,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Investments in Affiliated Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $397,033, which represents 0.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$11,749,183	$172,525,404	$(183,876,358)	$(2,373)	$1,177	$397,033	$67,930	397,033

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$48,230,184	$13,812,826		$—	$62,043,010

Consumer Discretionary	33,093,574	30,494,549		—	63,588,123

Consumer Staples	22,823,935	28,723,074		—	51,547,009

Energy	30,648,848	—		—	30,648,848

Financials	60,045,698	39,262,864		—	99,308,562

Health Care	43,861,565	35,863,207		—	79,724,772

Industrials	39,658,171	50,739,494		—	90,397,665

Information Technology	54,941,124	31,791,692		—	86,732,816

Materials	—	22,751,374		—	22,751,374

Real Estate	12,100,082	—		—	12,100,082

Utilities	15,691,105	5,408,539		—	21,099,644

Total Common Stocks	$361,094,286	$258,847,619	*	$—	$619,941,905

Preferred Stocks

Consumer Staples	$—	$1,031,820		$—	$1,031,820

Energy	349,664	—		—	349,664

Real Estate	139,838	—		—	139,838

Total Preferred Stocks	$489,502	$1,031,820		$—	$1,521,322

Corporate Bonds & Notes	$—	$7,159,082		$—	$7,159,082

Short-Term Investments	—	397,033		—	397,033

Total Investments	$361,583,788	$267,435,554		$—	$629,019,342

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $34,397,928, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 20.13% qualifies for the corporate dividends received deduction.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.19

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 27

Federal Tax Information	16

Management and Organization	28

Important Notices	31

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, U.S. stocks delivered solid double-digit returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

During the 12-month period ended October 31, 2019, the blue-chip Dow Jones Industrial Average2 returned 10.32%, while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The technology-laden Nasdaq Composite Index returned 14.77% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) returned 13.07% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Growth Index (the Index), which returned 16.34%.

The Fund underperformed the Index largely due to sector and industry allocations. Stock selection also detracted from relative Fund returns. Ten of the Index’s 11 market sectors delivered positive returns during the period. The Fund recorded positive returns in eight of the nine sectors in which it was invested.

The communication services sector detracted most from relative Fund performance versus the Index due to stock selection along with an overweight position relative to the Index. In the interactive media & services industry, social network company Twitter, Inc. was among the Fund’s poorest-performing individual stocks. In the entertainment industry, online movie giant Netflix, Inc. also lagged during the period.

Stock selection and an underweight position in the outperforming information technology (IT) sector also detracted from Fund returns relative to the Index. The Fund’s weakest individual stock during the period was web services company GoDaddy, Inc., whose share price sank after the announcement that its CEO was stepping down for health reasons.

The energy sector constrained Fund performance versus the Index due to an overweight position as well as stock selection during the period. Amid continued low energy prices, two oil and gas drillers — Devon Energy Corp. and EOG Resources, Inc. — were among the Fund’s poorest-performing individual stocks during the period.

Conversely, the health care sector contributed to Fund performance versus the Index largely due to stock selection. Stock selection along with an underweight in the lagging biotechnology industry contributed to Fund returns relative to the Index. In the pharmaceuticals industry, animal health leader Zoetis, Inc. was one of the Fund’s leading individual stocks during the period, behind stronger than expected sales.

Stock selection in the materials sector boosted Fund results relative to the Index. Within the sector, the chemicals industry delivered notable performance during the period, led by paint manufacturer Sherwin-Williams Co., one of the Fund’s leading individual stocks. The company’s stock price rose in response to better-than-expected revenues and margins during the period.

The industrials sector also contributed to Fund performance versus the Index due to stock selection. Electrical equipment giant AMETEK, Inc. was among the Fund’s leading individual stocks, posting results that topped expectations. In the outperforming building products industry, Fortune Brands Home & Security, Inc., a diversified home-building products company, was also among the Fund’s leading individual stocks. The company’s sales and earnings topped expectations during the period.

The Fund’s top-performing individual stock during the period was online identity management leader Okta, Inc., within the IT sector. The stock gained on the company’s better-than-expected growth and rising market share during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Yana S. Barton, CFA, Douglas R. Rogers, CFA, CMT and Kenneth D. Zinner, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	13.07%	11.03%	12.17%
Class A with 5.75% Maximum Sales Charge	—	—	6.58	9.72	11.50
Class C at NAV	07/10/2000	07/10/2000	12.24	10.20	11.33
Class C with 1% Maximum Sales Charge	—	—	11.24	10.20	11.33
Russell 3000® Growth Index	—	—	16.34%	13.05%	15.25%
S&P 500® Index	—	—	14.33	10.77	13.69

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	6.07%	9.60%	11.44%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	4.25	8.00	9.91
Class C After Taxes on Distributions	07/10/2000	07/10/2000	10.62	10.07	11.27
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	7.10	8.41	9.75

% Total Annual Operating Expense Ratios[4]				Class A	Class C
				1.31%	2.06%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$29,279	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Amazon.com, Inc.	7.4%

Visa, Inc., Class A	4.5

Facebook, Inc., Class A	4.3

Microsoft Corp.	4.2

Alphabet, Inc., Class C	4.1

Adobe, Inc.	3.6

Alphabet, Inc., Class A	3.4

salesforce.com, Inc.	3.2

Apple, Inc.	2.6

GoDaddy, Inc., Class A	2.4

Total	39.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$991.10	$6.52	1.30%
Class C	$1,000.00	$987.40	$10.27	2.05%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.61	1.30%
Class C	$1,000.00	$1,014.90	$10.41	2.05%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $45,899,633)	$97,216,869

Receivable for Fund shares sold	22,800

Total assets	$97,239,669

Liabilities

Payable for Fund shares redeemed	$20,621

Payable to affiliates:

Administration fee	12,201

Distribution and service fees	29,300

Trustees’ fees	43

Accrued expenses	47,649

Total liabilities	$109,814

Net Assets	$97,129,855

Sources of Net Assets

Paid-in capital	$46,615,266

Distributable earnings	50,514,589

Total	$97,129,855

Class A Shares

Net Assets	$82,913,958

Shares Outstanding	2,570,833

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$32.25

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$34.22

Class C Shares

Net Assets	$14,215,897

Shares Outstanding	516,830

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$27.51

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $1,875)	$663,747

Expenses allocated from Portfolio	(672,078)

Total investment loss from Portfolio	$(8,331)

Expenses

Administration fee	$139,890

Distribution and service fees

Class A	190,815

Class C	169,341

Trustees’ fees and expenses	501

Custodian fee	23,168

Transfer and dividend disbursing agent fees	66,006

Legal and accounting services	25,486

Printing and postage	20,785

Registration fees	45,926

ReFlow liquidity program fees	9,361

Miscellaneous	9,606

Total expenses	$700,885

Net investment loss	$(709,216)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$4,158,741 (1)

Foreign currency transactions	(815)

Net realized gain	$4,157,926

Change in unrealized appreciation (depreciation) —

Investments	$7,813,474

Foreign currency	(160)

Net change in unrealized appreciation (depreciation)	$7,813,314

Net realized and unrealized gain	$11,971,240

Net increase in net assets from operations	$11,262,024

(1)	Includes $1,723,174 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment loss	$(709,216)	$(762,241)

Net realized gain	4,157,926 (1)	2,152,674 (2)

Net change in unrealized appreciation (depreciation)	7,813,314	8,385,820

Net increase in net assets from operations	$11,262,024	$9,776,253

Distributions to shareholders —

Class A	$(1,389,484)	$(138,682)

Class C	(604,943)	(65,651)

Total distributions to shareholders	$(1,994,427)	$(204,333)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$8,699,205	$5,348,032

Class C	1,548,874	1,851,746

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,314,083	131,019

Class C	588,439	63,119

Cost of shares redeemed

Class A	(10,984,432)	(5,002,165)

Class C	(2,589,349)	(3,405,361)

Net asset value of shares converted

Class A	11,186,380	—

Class C	(11,186,380)	—

Net decrease in net assets from Fund share transactions	$(1,423,180)	$(1,013,610)

Net increase in net assets	$7,844,417	$8,558,310

Net Assets

At beginning of year	$89,285,438	$80,727,128

At end of year	$97,129,855	$89,285,438

(1)	Includes $1,723,174 of net realized gains from redemptions in-kind.

(2)	Includes $96,305 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$29.220	$26.040	$21.220	$21.200	$19.620

Income (Loss) From Operations

Net investment loss(1)	$(0.192)	$(0.186)	$(0.126)	$(0.079)	$(0.124)

Net realized and unrealized gain	3.849	3.429	4.946	0.099	1.704

Total income from operations	$3.657	$3.243	$4.820	$0.020	$1.580

Less Distributions

From net realized gain	$(0.627)	$(0.063)	$—	$—	$—

Total distributions	$(0.627)	$(0.063)	$—	$—	$—

Net asset value — End of year	$32.250	$29.220	$26.040	$21.220	$21.200

Total Return(2)	13.07%	12.52%	22.67%	0.09%	8.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$82,914	$64,579	$57,243	$47,363	$47,313

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.34%	1.31%	1.34%	1.40%	1.40%

Net investment loss	(0.63)%	(0.63)%	(0.53)%	(0.38)%	(0.60)%

Portfolio Turnover of the Portfolio	18%	18%	34%	33%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$25.210	$22.640	$18.590	$18.710	$17.450

Income (Loss) From Operations

Net investment loss(1)	$(0.353)	$(0.352)	$(0.264)	$(0.207)	$(0.247)

Net realized and unrealized gain	3.280	2.985	4.314	0.087	1.507

Total income (loss) from operations	$2.927	$2.633	$4.050	$(0.120)	$1.260

Less Distributions

From net realized gain	$(0.627)	$(0.063)	$—	$—	$—

Total distributions	$(0.627)	$(0.063)	$—	$—	$—

Net asset value — End of year	$27.510	$25.210	$22.640	$18.590	$18.710

Total Return(2)	12.24%	11.65%	21.79%	(0.64)%	7.22%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,216	$24,706	$23,484	$20,827	$22,356

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	2.09%	2.06%	2.09%	2.15%	2.15%

Net investment loss	(1.37)%	(1.38)%	(1.28)%	(1.14)%	(1.35)%

Portfolio Turnover of the Portfolio	18%	18%	34%	33%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (58.0% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

12

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Long-term capital gains	$1,994,427	$204,333

During the year ended October 31, 2019, distributable earnings was decreased by $2,319,120 and paid-in capital was increased by $2,319,120 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$2,309,514

Late year ordinary losses	$(641,545)

Net unrealized appreciation	$48,846,620

At October 31, 2019, the Fund had a late year ordinary loss of $641,545 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $139,890. EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 1.40% and 2.15% of the Fund’s average daily net assets for Class A and Class C, respectively, through February 28, 2019. Pursuant to this agreement, EVM reimbursed no expenses for the year ended October 31, 2019. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $18,654 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,199 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $190,815 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $127,006 for Class C shares.

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $42,335 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,769,879 and $5,951,035, respectively. Decreases in the Fund’s investment in the Portfolio include distribution of securities as the result of redemptions in-kind of $3,634,900.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class A shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on September 24, 2018. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	291,249	176,968

Issued to shareholders electing to receive payments of distributions in Fund shares	51,331	4,851

Redemptions	(367,834)	(170,477)

Converted from Class C shares	386,285	—

Net increase	361,031	11,342

	Year Ended October 31,
Class C	2019	2018

Sales	62,438	72,242

Issued to shareholders electing to receive payments of distributions in Fund shares	26,772	2,692

Redemptions	(101,814)	(132,257)

Converted to Class A shares	(450,516)	—

Net decrease	(463,120)	(57,323)

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $2,418,627 or, if subsequently determined to be different, the net capital gain of such year.

16

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value

Aerospace & Defense — 2.5%

Boeing Co. (The)	2,976	$1,011,572

Hexcel Corp.	10,888	812,463

Raytheon Co.	11,121	2,359,987

		$4,184,022

Auto Components — 0.9%

Aptiv PLC	17,499	$1,567,035

		$1,567,035

Beverages — 2.3%

Coca-Cola Co. (The)	29,800	$1,622,014

Constellation Brands, Inc., Class A	12,006	2,285,102

		$3,907,116

Biotechnology — 2.2%

Celgene Corp.(1)	4,256	$459,776

Vertex Pharmaceuticals, Inc.(1)	16,452	3,216,037

		$3,675,813

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	53,122	$3,189,976

		$3,189,976

Capital Markets — 2.4%

Charles Schwab Corp. (The)	61,467	$2,502,322

S&P Global, Inc.	5,966	1,539,168

		$4,041,490

Chemicals — 3.0%

Celanese Corp.	9,028	$1,093,742

Ecolab, Inc.	10,051	1,930,496

Sherwin-Williams Co. (The)	3,564	2,039,748

		$5,063,986

Commercial Services & Supplies — 0.9%

Waste Connections, Inc.	16,156	$1,492,814

		$1,492,814

Electrical Equipment — 1.9%

AMETEK, Inc.	34,300	$3,143,595

		$3,143,595

Security	Shares	Value

Entertainment — 2.8%

Netflix, Inc.(1)	8,028	$2,307,327

Walt Disney Co. (The)	18,526	2,406,898

		$4,714,225

Food & Staples Retailing — 0.9%

US Foods Holding Corp.(1)	37,013	$1,468,306

		$1,468,306

Food Products — 1.1%

Lamb Weston Holdings, Inc.	8,540	$666,462

Mondelez International, Inc., Class A	21,503	1,127,832

		$1,794,294

Health Care Equipment & Supplies — 4.7%

Boston Scientific Corp.(1)	32,601	$1,359,462

Danaher Corp.	11,868	1,635,648

Intuitive Surgical, Inc.(1)	3,687	2,038,727

iRhythm Technologies, Inc.(1)	11,093	741,234

Stryker Corp.	9,839	2,127,880

		$7,902,951

Health Care Providers & Services — 1.9%

Amedisys, Inc.(1)	4,463	$573,585

UnitedHealth Group, Inc.	10,143	2,563,136

		$3,136,721

Interactive Media & Services — 15.1%

Alphabet, Inc., Class A(1)	4,500	$5,664,600

Alphabet, Inc., Class C(1)	5,402	6,807,114

Facebook, Inc., Class A(1)	37,408	7,169,243

IAC/InterActiveCorp.(1)	8,636	1,962,531

Pinterest, Inc., Class A(1)	30,000	754,200

Twitter, Inc.(1)	96,800	2,901,096

		$25,258,784

Internet & Direct Marketing Retail — 8.3%

Amazon.com, Inc.(1)	6,994	$12,425,960

Booking Holdings, Inc.(1)	735	1,505,846

		$13,931,806

IT Services — 10.0%

Amadeus IT Group SA	7,929	$586,574

Fiserv, Inc.(1)	13,974	1,483,200

17	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

IT Services (continued)

GoDaddy, Inc., Class A(1)	61,194	$3,979,446

Okta, Inc.(1)	16,116	1,757,772

PayPal Holdings, Inc.(1)	12,910	1,343,931

Visa, Inc., Class A	42,000	7,512,120

		$16,663,043

Life Sciences Tools & Services — 0.6%

Illumina, Inc.(1)	3,432	$1,014,225

		$1,014,225

Multiline Retail — 0.6%

Dollar Tree, Inc.(1)	9,018	$995,587

		$995,587

Oil, Gas & Consumable Fuels — 1.0%

Devon Energy Corp.	40,020	$811,606

EOG Resources, Inc.	13,394	928,338

		$1,739,944

Personal Products — 1.3%

Estee Lauder Cos., Inc. (The), Class A	11,555	$2,152,350

		$2,152,350

Pharmaceuticals — 3.5%

Eli Lilly & Co.	13,033	$1,485,110

Sanofi	11,945	1,101,175

Zoetis, Inc.	26,003	3,326,304

		$5,912,589

Road & Rail — 2.1%

J.B. Hunt Transport Services, Inc.	14,100	$1,657,596

Norfolk Southern Corp.	10,434	1,898,988

		$3,556,584

Semiconductors & Semiconductor Equipment — 3.8%

Broadcom, Inc.	5,289	$1,548,884

Monolithic Power Systems, Inc.	16,918	2,536,347

Texas Instruments, Inc.	19,463	2,296,439

		$6,381,670

Software — 13.6%

Adobe, Inc.(1)	21,593	$6,001,342

Intuit, Inc.	6,414	1,651,605

Security	Shares	Value

Software (continued)

Microsoft Corp.	49,477	$7,093,518

Palo Alto Networks, Inc.(1)	8,192	1,862,779

Proofpoint, Inc.(1)	7,763	895,617

salesforce.com, Inc.(1)	33,800	5,289,362

		$22,794,223

Specialty Retail — 3.0%

Home Depot, Inc. (The)	9,189	$2,155,555

National Vision Holdings, Inc.(1)	27,361	651,192

TJX Cos., Inc. (The)	38,432	2,215,605

		$5,022,352

Technology Hardware, Storage & Peripherals — 2.6%

Apple, Inc.	17,520	$4,358,275

		$4,358,275

Textiles, Apparel & Luxury Goods — 2.8%

Lululemon Athletica, Inc.(1)	14,330	$2,927,189

NIKE, Inc., Class B	19,321	1,730,196

		$4,657,385

Trading Companies & Distributors — 1.3%

United Rentals, Inc.(1)	15,867	$2,119,355

		$2,119,355

Total Common Stocks (identified cost $77,097,291)		$165,840,516

Short-Term Investments — 1.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(2)	1,812,415	$1,812,415

Total Short-Term Investments (identified cost $1,812,103)		$1,812,415

Total Investments — 100.1% (identified cost $78,909,394)		$167,652,931

Other Assets, Less Liabilities — (0.1)%		$(90,844)

Net Assets — 100.0%		$167,562,087

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Portfolio of Investments — continued

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $77,097,291)	$165,840,516

Affiliated investment, at value (identified cost, $1,812,103)	1,812,415

Dividends receivable	51,227

Dividends receivable from affiliated investment	3,566

Tax reclaims receivable	3,134

Total assets	$167,710,858

Liabilities

Payable to affiliates:

Investment adviser fee	$91,135

Trustees’ fees	743

Accrued expenses	56,893

Total liabilities	$148,771

Net Assets applicable to investors’ interest in Portfolio	$167,562,087

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes $3,203)	$1,086,989

Dividends from affiliated investment	51,601

Total investment income	$1,138,590

Expenses

Investment adviser fee	$1,041,058

Trustees’ fees and expenses	8,683

Custodian fee	55,743

Legal and accounting services	40,458

Miscellaneous	6,957

Total expenses	$1,152,899

Net investment loss	$(14,309)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$7,151,991 (1)

Investment transactions — affiliated investment	(822)

Foreign currency transactions	(1,402)

Net realized gain	$7,149,767

Change in unrealized appreciation (depreciation) —

Investments	$13,350,660

Investments — affiliated investment	1,090

Foreign currency	(276)

Net change in unrealized appreciation (depreciation)	$13,351,474

Net realized and unrealized gain	$20,501,241

Net increase in net assets from operations	$20,486,932

(1)	Includes $2,957,208 of net realized gains from redemptions in-kind.

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment loss	$(14,309)	$(58,382)

Net realized gain	7,149,767 (1)	3,713,260 (2)

Net change in unrealized appreciation (depreciation)	13,351,474	14,471,549

Net increase in net assets from operations	$20,486,932	$18,126,427

Capital transactions —

Contributions	$4,163,053	$5,611,268

Withdrawals	(10,454,116)	(9,912,178)

Net decrease in net assets from capital transactions	$(6,291,063)	$(4,300,910)

Net increase in net assets	$14,195,869	$13,825,517

Net Assets

At beginning of year	$153,366,218	$139,540,701

At end of year	$167,562,087	$153,366,218

(1)	Includes $2,957,208 of net realized gains from redemptions in-kind.

(2)	Includes $164,775 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.72%	0.72%	0.73%	0.73%	0.73%

Net investment income (loss)	(0.01)%	(0.04)%	0.09%	0.28%	0.06%

Portfolio Turnover	18%	18%	34%	33%	26%

Total Return	13.76%	13.18%	23.40%	0.77%	8.77%

Net assets, end of year (000’s omitted)	$167,562	$153,366	$139,541	$119,188	$126,104

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

23	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance

Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 58.0% and 42.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by
Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

24

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $1,041,058 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $29,857,180 and $27,638,185, respectively, for the year ended October 31, 2019. In-kind sales for the year ended October 31,2019 aggregated $3,634,900.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$78,910,787

Gross unrealized appreciation	$88,820,679

Gross unrealized depreciation	(78,535)

Net unrealized appreciation	$88,742,144

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Notes to Financial Statements — continued

6  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $1,812,415, which represents 1.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$8,243,681	$12,760,646	$(19,192,180)	$(822)	$1,090	$1,812,415	$51,601	1,812,415

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$29,973,009	$—		$—	$29,973,009

Consumer Discretionary	26,174,165	—		—	26,174,165

Consumer Staples	9,322,066	—		—	9,322,066

Energy	1,739,944	—		—	1,739,944

Financials	4,041,490	—		—	4,041,490

Health Care	20,541,124	1,101,175		—	21,642,299

Industrials	17,686,346	—		—	17,686,346

Information Technology	49,610,637	586,574		—	50,197,211

Materials	5,063,986	—		—	5,063,986

Total Common Stocks	$164,152,767	$1,687,749	*	$—	$165,840,516

Short-Term Investments	$—	$1,812,415		$—	$1,812,415

Total Investments	$164,152,767	$3,500,164		$—	$167,652,931

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other
Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm)
(2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm)
(1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly,
Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and
Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

29

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on
Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management,
Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling
Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

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Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.19

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 28

Federal Tax Information	17

Management and Organization	29

Important Notices	31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, U.S. stocks delivered solid double-digit returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

During the 12-month period ended October 31, 2019, the blue-chip Dow Jones Industrial Average2 returned 10.32%, while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The technology-laden Nasdaq Composite Index returned 14.77% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) returned 12.26% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000® Index (the Index), which returned 4.90%.

The Fund outperformed the Index primarily due to stock selection. Sector and industry allocations also made positive contributions to returns relative to the Index. Six of the Index’s 11 market sectors had positive absolute returns during the period. The Fund recorded positive returns in eight sectors.

The financials sector made the biggest contribution to returns relative to the Index due to stock selection. Within the sector, the insurance and capital markets industries delivered notable performance during the period. Cohen & Steers, Inc., an asset manager specializing in real estate investment trusts (REITs), was the Fund’s top-performing individual stock behind strong investor demand for REITs during the period.

Stock selection and an overweight exposure to the industrials sector drove Fund returns relative to the Index during the period. In the outperforming aerospace & defense industry, defense electronics leader Mercury Systems, Inc. was one of the Fund’s leading individual stocks, contributing solid returns amid a strong business environment. Fund investments in the machinery industry also outperformed the Index during the period, led by Woodward, Inc. (Woodward), a supplier of aerospace and industrial control systems. Woodward benefitted from strong demand from airplane manufacturers as well as the successful integration of a recent acquisition.

The health care sector also contributed to returns relative to the Index during the period, due to stock selection and an underweight exposure to the lagging sector. Within the sector, the pharmaceuticals industry contributed to returns due to stock selection. In the underperforming health care providers & services industry, favorable stock selection overcame a negative overweight position during the period.

Conversely, the consumer discretionary sector detracted from Fund returns relative to the Index due to stock selection. In the lagging diversified consumer services industry, educational business service provider Grand Canyon Education, Inc. was among the Fund’s weakest individual stocks during the period. Despite strong business fundamentals, the company was adversely impacted by regulatory and political developments. The Fund’s lack of exposure to the outperforming household durables industry also constrained relative Fund returns during the period.

In the outperforming information technology sector, adverse stock selection outweighed a favorable overweight position. The Fund’s lack of exposure to the semiconductors & semiconductor equipment industry hurt Fund performance relative to the Index, as did stock selection and an underweight exposure to the electronic equipment, instruments & components industry. Among the Fund’s worst-performing stocks was Conduent, Inc., a provider of business process outsourcing, which underperformed after reporting disappointing financial results. The stock was sold during the period.

The communication services sector also detracted as stock selection narrowly outweighed a positive underweight in the underperforming sector. In the interactive media & services industry, Eventbrite, Inc., a leading online event management service, was one of the Fund’s weakest individual stocks after its earnings forecast disappointed investors. The stock was sold during the period.

Overall, the Fund’s worst-performing stock was ICU Medical, Inc., a medical device maker that reported poor financial results amid increased competition during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Performance2,3

Portfolio Managers J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	12.26%	9.05%	12.20%
Class A with 5.75% Maximum Sales Charge	—	—	5.80	7.78	11.54
Class C at NAV	09/29/1997	09/29/1997	11.45	8.25	11.36
Class C with 1% Maximum Sales Charge	—	—	10.45	8.25	11.36
Class I at NAV	10/01/2009	09/25/1997	12.52	9.32	12.49
Russell 2000® Index	—	—	4.90%	7.37%	12.26%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	4.26%	6.22%	10.73%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	4.56	5.87	9.67
Class C After Taxes on Distributions	09/29/1997	09/29/1997	8.48	6.39	10.40
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	7.63	6.19	9.46
Class I After Taxes on Distributions	10/01/2009	09/25/1997	10.86	7.84	11.72
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	8.61	7.25	10.57

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.17%	1.92%	0.92%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$29,341	N.A.
Class I	$250,000	10/31/2009	$811,294	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

RealPage, Inc.	2.8%

ACI Worldwide, Inc.	2.7

Choice Hotels International, Inc.	2.3

Hexcel Corp.	2.2

Rexford Industrial Realty, Inc.	2.1

Trex Co., Inc.	2.1

Healthcare Realty Trust, Inc.	2.1

EastGroup Properties, Inc.	2.0

STORE Capital Corp.	1.9

Mueller Water Products, Inc., Class A	1.9

Total	22.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,017.70	$5.95	1.17%
Class C	$1,000.00	$1,014.20	$9.75	1.92%
Class I	$1,000.00	$1,018.70	$4.68	0.92%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95	1.17%
Class C	$1,000.00	$1,015.50	$9.75	1.92%
Class I	$1,000.00	$1,020.60	$4.69	0.92%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $96,365,756)	$120,032,656

Receivable for Fund shares sold	171,955

Total assets	$120,204,611

Liabilities

Payable for Fund shares redeemed	$327,959

Payable to affiliates:

Distribution and service fees	23,727

Trustees’ fees	42

Accrued expenses	63,049

Total liabilities	$414,777

Net Assets	$119,789,834

Sources of Net Assets

Paid-in capital	$87,589,736

Distributable earnings	32,200,098

Total	$119,789,834

Class A Shares

Net Assets	$89,351,723

Shares Outstanding	3,314,175

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$26.96

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$28.60

Class C Shares

Net Assets	$5,674,912

Shares Outstanding	265,082

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$21.41

Class I Shares

Net Assets	$24,763,199

Shares Outstanding	891,627

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$27.77

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $6,347)	$1,436,119

Expenses allocated from Portfolio	(824,430)

Total investment income from Portfolio	$611,689

Expenses

Distribution and service fees

Class A	$213,300

Class C	85,882

Trustees’ fees and expenses	500

Custodian fee	26,290

Transfer and dividend disbursing agent fees	121,695

Legal and accounting services	28,355

Printing and postage	27,198

Registration fees	57,557

ReFlow liquidity program fees	24,489

Miscellaneous	11,280

Total expenses	$596,546

Net investment income	$15,143

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$10,908,442	(1)

Net realized gain	$10,908,442

Change in unrealized appreciation (depreciation) —

Investments	$2,428,794

Net change in unrealized appreciation (depreciation)	$2,428,794

Net realized and unrealized gain	$13,337,236

Net increase in net assets from operations	$13,352,379

(1)	Includes $2,988,418 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income (loss)	$15,143	$(369,531)

Net realized gain	10,908,442 (1)	10,278,288 (2)

Net change in unrealized appreciation (depreciation)	2,428,794	(3,027,313)

Net increase in net assets from operations	$13,352,379	$6,881,444

Distributions to shareholders —

Class A	$(4,933,122)	$(8,372,547)

Class C	(1,447,870)	(2,673,047)

Class I	(1,619,722)	(2,268,617)

Total distributions to shareholders	$(8,000,714)	$(13,314,211)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,229,832	$4,604,964

Class C	735,916	707,798

Class I	15,757,588	15,014,121

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,546,014	7,712,496

Class C	1,383,949	2,561,014

Class I	1,580,873	2,142,676

Cost of shares redeemed

Class A	(9,959,332)	(9,772,056)

Class C	(1,787,838)	(4,296,086)

Class I	(18,356,868)	(11,909,074)

Net asset value of shares converted

Class A	12,109,833	—

Class C	(12,109,833)	—

Net increase (decrease) in net assets from Fund share transactions	$(3,869,866)	$6,765,853

Net increase in net assets	$1,481,799	$333,086

Net Assets

At beginning of year	$118,308,035	$117,974,949

At end of year	$119,789,834	$118,308,035

(1)	Includes $2,988,418 of net realized gains from redemptions in-kind.

(2)	Includes $1,473,980 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$25.910	$27.390	$23.420	$24.000	$24.010

Income (Loss) From Operations

Net investment loss(1)	$(0.001)	$(0.059)	$(0.050)	$(0.055)	$(0.051)

Net realized and unrealized gain	2.765	1.583	5.494	0.680	0.497

Total income from operations	$2.764	$1.524	$5.444	$0.625	$0.446

Less Distributions

From net investment income	$(0.032)	$—	$—	$—	$—

From net realized gain	(1.682)	(3.004)	(1.474)	(1.205)	(0.456)

Total distributions	$(1.714)	$(3.004)	$(1.474)	$(1.205)	$(0.456)

Net asset value — End of year	$26.960	$25.910	$27.390	$23.420	$24.000

Total Return(2)	12.26%	5.79%	23.96%	2.90%	1.86%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$89,352	$75,199	$76,407	$66,058	$70,678

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.20%	1.17%	1.19%	1.22%	1.19%

Net investment loss	(0.01)%	(0.22)%	(0.19)%	(0.24)%	(0.21)%

Portfolio Turnover of the Portfolio	51%	51%	70%	66%	73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$21.070	$22.970	$19.990	$20.820	$21.040

Income (Loss) From Operations

Net investment loss(1)	$(0.111)	$(0.212)	$(0.202)	$(0.192)	$(0.205)

Net realized and unrealized gain	2.133	1.316	4.656	0.567	0.441

Total income from operations	$2.022	$1.104	$4.454	$0.375	$0.236

Less Distributions

From net realized gain	$(1.682)	$(3.004)	$(1.474)	$(1.205)	$(0.456)

Total distributions	$(1.682)	$(3.004)	$(1.474)	$(1.205)	$(0.456)

Net asset value — End of year	$21.410	$21.070	$22.970	$19.990	$20.820

Total Return(2)	11.45%	4.99%	23.07%	2.09%	1.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,675	$18,482	$21,002	$20,326	$23,228

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.95%	1.92%	1.94%	1.97%	1.94%

Net investment loss	(0.55)%	(0.96)%	(0.94)%	(0.99)%	(0.96)%

Portfolio Turnover of the Portfolio	51%	51%	70%	66%	73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$26.650	$28.020	$23.870	$24.380		$24.330

Income (Loss) From Operations

Net investment income(1)	$0.071	$0.007	$0.007	$0.001		$0.005

Net realized and unrealized gain	2.833	1.627	5.617	0.694		0.501

Total income from operations	$2.904	$1.634	$5.624	$0.695		$0.506

Less Distributions

From net investment income	$(0.102)	$—	$—	$—		$—

From net realized gain	(1.682)	(3.004)	(1.474)	(1.205)		(0.456)

Total distributions	$(1.784)	$(3.004)	$(1.474)	$(1.205)		$(0.456)

Net asset value — End of year	$27.770	$26.650	$28.020	$23.870		$24.380

Total Return(2)	12.52%	6.07%	24.28%	3.14%		2.09%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,763	$24,628	$20,565	$13,210		$22,741

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.95%	0.92%	0.94%	0.97%		0.94%

Net investment income	0.27%	0.02%	0.03%	0.00	%(5)	0.02%

Portfolio Turnover of the Portfolio	51%	51%	70%	66%		73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (67.2% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$184,851	$2,204,695

Long-term capital gains	$7,815,863	$11,109,516

During the year ended October 31, 2019, distributable earnings was decreased by $5,282,154 and paid-in capital was increased by $5,282,154 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$7,633,639

Late year ordinary losses	$(215,139)

Net unrealized appreciation	$24,781,598

At October 31, 2019, the Fund had a late year ordinary loss of $215,139 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $33,679 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,748 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $213,300 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $64,412 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $21,470 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,768,296 and $14,159,035, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $10,350,180.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	89,012	172,350

Issued to shareholders electing to receive payments of distributions in Fund shares	209,108	303,761

Redemptions	(395,045)	(363,741)

Converted from Class C shares	508,727	—

Net increase	411,802	112,370

	Year Ended October 31,
Class C	2019	2018

Sales	35,920	32,637

Issued to shareholders electing to receive payments of distributions in Fund shares	79,675	123,244

Redemptions	(90,395)	(193,259)

Converted to Class A shares	(637,276)	—

Net decrease	(612,076)	(37,378)

	Year Ended October 31,
Class I	2019	2018

Sales	611,924	545,391

Issued to shareholders electing to receive payments of distributions in Fund shares	70,732	82,221

Redemptions	(715,188)	(437,380)

Net increase (decrease)	(32,532)	190,232

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $1,098,285, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $8,505,631 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Small-Cap Portfolio

October 31, 2019

Portfolio of Investments

Common Stocks — 98.7%
Security	Shares	Value

Aerospace & Defense — 3.6%

Hexcel Corp.	53,435	$3,987,320

Mercury Systems, Inc.(1)	32,689	2,407,872

		$6,395,192

Auto Components — 1.8%

Dorman Products, Inc.(1)	26,489	$1,905,883

Visteon Corp.(1)	13,787	1,282,467

		$3,188,350

Banks — 7.8%

Columbia Banking System, Inc.	63,599	$2,499,441

Community Bank System, Inc.	44,148	2,992,351

First Citizens BancShares, Inc., Class A	5,249	2,582,088

Independent Bank Corp.	7,299	599,102

Sterling Bancorp	150,584	2,958,976

Stock Yards Bancorp, Inc.	57,349	2,290,519

		$13,922,477

Biotechnology — 2.4%

Emergent BioSolutions, Inc.(1)	43,738	$2,500,064

Ligand Pharmaceuticals, Inc.(1)	17,016	1,851,511

		$4,351,575

Building Products — 2.7%

CSW Industrials, Inc.	14,684	$1,016,427

Trex Co., Inc.(1)	42,851	3,766,174

		$4,782,601

Capital Markets — 1.4%

Cohen & Steers, Inc.	36,960	$2,418,662

		$2,418,662

Chemicals — 5.3%

Balchem Corp.	29,217	$2,957,053

NewMarket Corp.	6,711	3,258,123

Valvoline, Inc.	152,913	3,263,163

		$9,478,339

Commercial Services & Supplies — 2.9%

Brink’s Co. (The)	37,392	$3,176,824

Viad Corp.	33,995	2,074,375

		$5,251,199

Security	Shares	Value

Distributors — 0.2%

Pool Corp.	1,686	$349,676

		$349,676

Diversified Consumer Services — 3.0%

Grand Canyon Education, Inc.(1)	24,456	$2,248,974

K12, Inc.(1)	50,036	990,212

ServiceMaster Global Holdings, Inc.(1)	54,140	2,186,173

		$5,425,359

Electric Utilities — 1.6%

ALLETE, Inc.	34,069	$2,931,978

		$2,931,978

Electrical Equipment — 0.8%

EnerSys	21,894	$1,463,833

		$1,463,833

Energy Equipment & Services — 0.6%

Oceaneering International, Inc.(1)	74,052	$1,048,576

		$1,048,576

Equity Real Estate Investment Trusts (REITs) — 9.6%

CubeSmart	81,655	$2,588,464

EastGroup Properties, Inc.	27,018	3,619,061

Healthcare Realty Trust, Inc.	106,044	3,687,150

Rexford Industrial Realty, Inc.	78,660	3,782,759

STORE Capital Corp.	84,117	3,406,738

		$17,084,172

Food & Staples Retailing — 1.3%

BJ’s Wholesale Club Holdings, Inc.(1)	66,658	$1,779,769

Performance Food Group Co.(1)	14,331	610,644

		$2,390,413

Food Products — 1.4%

J&J Snack Foods Corp.	4,946	$943,499

Lancaster Colony Corp.	4,974	692,281

Nomad Foods, Ltd.(1)	41,202	803,851

		$2,439,631

Gas Utilities — 1.8%

ONE Gas, Inc.	34,296	$3,184,041

		$3,184,041

18	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 5.4%

Haemonetics Corp.(1)	22,157	$2,675,015

ICU Medical, Inc.(1)	18,814	3,040,530

Integra LifeSciences Holdings Corp.(1)	45,011	2,613,339

Wright Medical Group NV(1)	60,700	1,262,560

		$9,591,444

Health Care Providers & Services — 5.4%

Addus HomeCare Corp.(1)	29,240	$2,462,300

Amedisys, Inc.(1)	22,134	2,844,662

Chemed Corp.	7,205	2,838,122

R1 RCM, Inc.(1)	145,930	1,551,236

		$9,696,320

Hotels, Restaurants & Leisure — 2.3%

Choice Hotels International, Inc.	45,596	$4,034,334

		$4,034,334

Insurance — 5.7%

AMERISAFE, Inc.	25,255	$1,604,450

First American Financial Corp.	41,066	2,537,057

Horace Mann Educators Corp.	62,481	2,721,672

Kinsale Capital Group, Inc.	2,991	316,209

RLI Corp.	16,034	1,560,429

Selective Insurance Group, Inc.	19,966	1,380,050

		$10,119,867

IT Services — 3.2%

Euronet Worldwide, Inc.(1)	19,342	$2,709,234

NIC, Inc.	125,033	2,940,776

		$5,650,010

Machinery — 5.4%

Mueller Water Products, Inc., Class A	288,549	$3,376,023

RBC Bearings, Inc.(1)	11,777	1,889,502

Welbilt, Inc.(1)	59,247	1,123,323

Woodward, Inc.	29,901	3,189,241

		$9,578,089

Marine — 1.5%

Kirby Corp.(1)	34,766	$2,752,077

		$2,752,077

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.8%

Gulfport Energy Corp.(1)	134,046	$373,318

Jagged Peak Energy, Inc.(1)	58,461	414,488

PDC Energy, Inc.(1)	32,244	643,268

		$1,431,074

Pharmaceuticals — 1.2%

Catalent, Inc.(1)	43,089	$2,096,280

		$2,096,280

Professional Services — 1.5%

CBIZ, Inc.(1)	95,678	$2,618,707

		$2,618,707

Road & Rail — 1.4%

Landstar System, Inc.	22,514	$2,547,459

		$2,547,459

Software — 10.2%

ACI Worldwide, Inc.(1)	155,997	$4,896,746

Altair Engineering, Inc., Class A(1)	90,721	3,344,883

CDK Global, Inc.	42,149	2,130,210

Envestnet, Inc.(1)	44,977	2,810,613

RealPage, Inc.(1)	82,652	5,004,579

		$18,187,031

Specialty Retail — 2.1%

Hudson, Ltd., Class A(1)	70,121	$870,903

Monro, Inc.	11,037	773,804

National Vision Holdings, Inc.(1)	91,680	2,181,984

		$3,826,691

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co.	18,803	$1,700,731

		$1,700,731

Thrifts & Mortgage Finance — 0.9%

Essent Group, Ltd.	31,605	$1,646,305

		$1,646,305

Trading Companies & Distributors — 1.6%

Applied Industrial Technologies, Inc.	47,939	$2,868,670

		$2,868,670

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Water Utilities — 0.9%

Middlesex Water Co.	24,884	$1,673,449

		$1,673,449

Total Common Stocks (identified cost $135,414,153)		$176,124,612

Short-Term Investments — 1.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(2)	2,264,271	$2,264,271

Total Short-Term Investments (identified cost $2,264,157)		$2,264,271

Total Investments — 99.9% (identified cost $137,678,310)		$178,388,883

Other Assets, Less Liabilities — 0.1%		$111,013

Net Assets — 100.0%		$178,499,896

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $135,414,153)	$176,124,612

Affiliated investment, at value (identified cost, $2,264,157)	2,264,271

Dividends receivable	10,574

Dividends receivable from affiliated investment	2,401

Receivable for investments sold	466,237

Tax reclaims receivable	2,071

Total assets	$178,870,166

Liabilities

Payable for investments purchased	$217,364

Payable to affiliates:

Investment adviser fee	94,297

Trustees’ fees	792

Accrued expenses	57,817

Total liabilities	$370,270

Net Assets applicable to investors’ interest in Portfolio	$178,499,896

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $9,310)	$2,053,271

Dividends from affiliated investment	53,707

Total investment income	$2,106,978

Expenses

Investment adviser fee	$1,092,144

Trustees’ fees and expenses	9,493

Custodian fee	61,414

Legal and accounting services	41,286

Miscellaneous	7,739

Total expenses	$1,212,076

Net investment income	$894,902

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$15,999,414	(1)

Investment transactions — affiliated investment	(62)

Net realized gain	$15,999,352

Change in unrealized appreciation (depreciation) —

Investments	$3,625,664

Investments — affiliated investment	467

Net change in unrealized appreciation (depreciation)	$3,626,131

Net realized and unrealized gain	$19,625,483

Net increase in net assets from operations	$20,520,385

(1)	Includes $4,396,805 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$894,902	$471,014

Net realized gain	15,999,352 (1)	14,879,337 (2)

Net change in unrealized appreciation (depreciation)	3,626,131	(4,460,106)

Net increase in net assets from operations	$20,520,385	$10,890,245

Capital transactions —

Contributions	$3,984,197	$4,575,214

Withdrawals	(18,328,553)	(13,911,648)

Net decrease in net assets from capital transactions	$(14,344,356)	$(9,336,434)

Net increase in net assets	$6,176,029	$1,553,811

Net Assets

At beginning of year	$172,323,867	$170,770,056

At end of year	$178,499,896	$172,323,867

(1)	Includes $4,396,805 of net realized gains from redemptions in-kind.

(2)	Includes $2,134,594 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.69%	0.69%	0.70%	0.70%	0.70%

Net investment income	0.51%	0.26%	0.30%	0.27%	0.28%

Portfolio Turnover	51%	51%	70%	66%	73%

Total Return	12.82%	6.30%	24.56%	3.43%	2.35%

Net assets, end of year (000’s omitted)	$178,500	$172,324	$170,770	$146,746	$165,211

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 67.2% and 32.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

25

Tax-Managed Small-Cap Portfolio

October 31, 2019

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $1,092,144 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $88,438,074 and $89,357,688, respectively, for the year ended October 31, 2019. In-kind sales for the year ended October 31, 2019 aggregated $10,350,180.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$138,577,203

Gross unrealized appreciation	$43,466,978

Gross unrealized depreciation	(3,655,298)

Net unrealized appreciation	$39,811,680

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

6  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $2,264,271, which represents 1.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$3,532,562	$43,562,850	$(44,831,546)	$(62)	$467	$2,264,271	$53,707	2,264,271

26

Tax-Managed Small-Cap Portfolio

October 31, 2019

Notes to Financial Statements — continued

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$176,124,612	*	$—	$—	$176,124,612

Short-Term Investments	—		2,264,271	—	2,264,271

Total Investments	$176,124,612		$2,264,271	$—	$178,388,883

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

27

Tax-Managed Small-Cap Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

29

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.19

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 29

Federal Tax Information	17

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, U.S. stocks delivered solid double-digit returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

During the 12-month period ended October 31, 2019, the blue-chip Dow Jones Industrial Average2 returned 10.32%, while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The technology-laden Nasdaq Composite Index returned 14.77% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Tax-Managed Value Fund (the Fund) returned 12.35% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 11.21%.

The Fund outperformed the Index due to stock selection. Of the 11 market sectors within the Index, 10 had positive absolute returns. The Fund also recorded positive returns in 10 market sectors.

The health care sector made the largest contribution to returns relative to the Index due to stock selection, particularly in the pharmaceuticals industry. The Fund’s position in Zoetis, Inc., a large global provider of animal drugs, vaccines, and diagnostic products to veterinarians and livestock farmers, was among the top individual contributors, as the company reported double-digit revenue growth during the period. The life sciences tools & services industry also contributed to returns during the period.

Stock selection and an overweight position in the utilities sector contributed to Fund performance relative to the Index. Within the sector, the electric utilities and multi-utilities industries were notable outperformers. NextEra Energy, Inc., a leading Florida-based utility company, was the Fund’s top-performing individual stock during the period.

Elsewhere, individual stocks that added value during the period included cosmetic leader Estee Lauder Cos., Inc. and global food and beverage can manufacturer Ball Corp.

Conversely, the real estate sector detracted from Fund performance relative to the Index during the period due to stock selection. Shopping mall owner Simon Property Group, Inc., an equity real estate investment trust, was one of the Fund’s weakest-performing stocks as a tumultuous retail mall environment impacted results.

The financials sector was also a drag on relative Fund returns relative to the Index due to stock selection. In the capital markets industry, brokerage firm Charles Schwab Corp. was among the Fund’s poorest-performing individual stocks as concerns over falling interest rates dampened earnings growth prospects during the period.

In the industrials sector, adverse stock selection outweighed a positive overweight position during the period. Within the sector, the building products industry dragged down relative Fund returns relative to the Index. Among the Fund’s weakest individual stocks was logistics manager C.H. Robinson Worldwide, Inc.

The Fund’s worst-performing individual stock was oil and gas driller EOG Resources, Inc., which lost ground during the period in conjunction with a prolonged slump in global oil prices.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and Aaron S. Dunn, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	12.35%	8.03%	10.64%
Class A with 5.75% Maximum Sales Charge	—	—	5.88	6.76	9.99
Class C at NAV	01/24/2000	01/24/2000	11.50	7.23	9.82
Class C with 1% Maximum Sales Charge	—	—	10.50	7.23	9.82
Class I at NAV	11/30/2007	12/27/1999	12.61	8.29	10.92
Russell 1000® Value Index	—	—	11.21%	7.61%	11.96%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	5.57%	5.76%	9.27%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.73	5.18	8.28
Class C After Taxes on Distributions	01/24/2000	01/24/2000	10.35	6.36	9.23
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	6.35	5.62	8.18
Class I After Taxes on Distributions	11/30/2007	12/27/1999	12.22	7.21	10.13
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	7.79	6.43	9.08

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.17%	1.92%	0.92%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2009	$25,532	N.A.
Class I	$250,000	10/31/2009	$705,129	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

JPMorgan Chase & Co.	5.5%

NextEra Energy, Inc.	4.3

Verizon Communications, Inc.	3.6

Sempra Energy	3.0

Apple, Inc.	2.9

PNC Financial Services Group, Inc. (The)	2.6

Wells Fargo & Co.	2.5

Home Depot, Inc. (The)	2.4

Estee Lauder Cos., Inc. (The), Class A	2.2

Thermo Fisher Scientific, Inc.	2.1

Total	31.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,045.50	$6.08	1.18%
Class C	$1,000.00	$1,041.50	$9.93	1.93%
Class I	$1,000.00	$1,046.70	$4.80	0.93%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01	1.18%
Class C	$1,000.00	$1,015.50	$9.80	1.93%
Class I	$1,000.00	$1,020.50	$4.74	0.93%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Tax-Managed Value Portfolio, at value (identified cost, $282,276,350)	$640,410,385

Receivable for Fund shares sold	247,159

Total assets	$640,657,544

Liabilities

Payable for Fund shares redeemed	$222,420

Payable to affiliates:

Administration fee	79,945

Distribution and service fees	109,038

Trustees’ fees	42

Accrued expenses	120,472

Total liabilities	$531,917

Net Assets	$640,125,627

Sources of Net Assets

Paid-in capital	$307,245,166

Distributable earnings	332,880,461

Total	$640,125,627

Class A Shares

Net Assets	$417,532,658

Shares Outstanding	13,969,251

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$29.89

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$31.71

Class C Shares

Net Assets	$26,671,882

Shares Outstanding	933,364

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$28.58

Class I Shares

Net Assets	$195,921,087

Shares Outstanding	6,576,089

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$29.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $47,462)	$14,648,281

Securities lending income allocated from Portfolio, net	19,588

Expenses allocated from Portfolio	(4,138,126)

Total investment income from Portfolio	$10,529,743

Expenses

Administration fee	$905,875

Distribution and service fees

Class A	947,960

Class C	459,711

Trustees’ fees and expenses	499

Custodian fee	48,071

Transfer and dividend disbursing agent fees	304,632

Legal and accounting services	35,689

Printing and postage	54,490

Registration fees	71,999

ReFlow liquidity program fees	54,322

Miscellaneous	15,877

Total expenses	$2,899,125

Net investment income	$7,630,618

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$14,773,240 (1)

Foreign currency transactions	(13,758)

Net realized gain	$14,759,482

Change in unrealized appreciation (depreciation) —

Investments	$49,182,809

Foreign currency	9,222

Net change in unrealized appreciation (depreciation)	$49,192,031

Net realized and unrealized gain	$63,951,513

Net increase in net assets from operations	$71,582,131

(1)	Includes $14,667,147 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$7,630,618	$5,493,911

Net realized gain	14,759,482 (1)	19,837,243 (2)

Net change in unrealized appreciation (depreciation)	49,192,031	20,085,584

Net increase in net assets from operations	$71,582,131	$45,416,738

Distributions to shareholders —

Class A	$(4,421,163)	$(3,054,123)

Class C	(759,182)	(309,257)

Class I	(2,869,613)	(1,825,583)

Total distributions to shareholders	$(8,049,958)	$(5,188,963)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$10,259,271	$16,649,283

Class C	6,630,935	4,185,904

Class I	53,204,293	58,927,976

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,754,725	2,568,310

Class C	726,934	296,958

Class I	2,505,203	1,566,811

Cost of shares redeemed

Class A	(38,557,802)	(37,366,073)

Class C	(7,877,713)	(26,418,408)

Class I	(48,085,858)	(47,303,290)

Net asset value of shares converted

Class A	84,835,557	—

Class C	(84,835,557)	—

Net decrease in net assets from Fund share transactions	$(17,440,012)	$(26,892,529)

Net increase in net assets	$46,092,161	$13,335,246

Net Assets

At beginning of year	$594,033,466	$580,698,220

At end of year	$640,125,627	$594,033,466

(1)	Includes $14,667,147 of net realized gains from redemptions in-kind.

(2)	Includes $15,660,324 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Financial Highlights

	Class A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$27.000	$25.240	$21.200	$23.090	$24.960

Income (Loss) From Operations

Net investment income(1)	$0.344	$0.268	$0.292	$0.297	$0.290

Net realized and unrealized gain (loss)	2.931	1.744	3.997	(0.354)	(0.072)

Total income (loss) from operations	$3.275	$2.012	$4.289	$(0.057)	$0.218

Less Distributions

From net investment income	$(0.278)	$(0.252)	$(0.249)	$(0.286)	$(0.268)

From net realized gain	(0.107)	—	—	(1.547)	(1.820)

Total distributions	$(0.385)	$(0.252)	$(0.249)	$(1.833)	$(2.088)

Net asset value — End of year	$29.890	$27.000	$25.240	$21.200	$23.090

Total Return(2)	12.35%	8.02%	20.37%	(0.17)%	0.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$417,533	$312,065	$308,854	$290,402	$337,567

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.18%	1.17%	1.19%	1.21%	1.19%

Net investment income	1.24%	1.00%	1.25%	1.40%	1.24%

Portfolio Turnover of the Portfolio	18%	10%	30%	45%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$25.810	$24.140	$20.290	$22.160	$24.030

Income (Loss) From Operations

Net investment income(1)	$0.150	$0.066	$0.114	$0.133	$0.111

Net realized and unrealized gain (loss)	2.794	1.664	3.828	(0.338)	(0.065)

Total income (loss) from operations	$2.944	$1.730	$3.942	$(0.205)	$0.046

Less Distributions

From net investment income	$(0.067)	$(0.060)	$(0.092)	$(0.118)	$(0.096)

From net realized gain	(0.107)	—	—	(1.547)	(1.820)

Total distributions	$(0.174)	$(0.060)	$(0.092)	$(1.665)	$(1.916)

Net asset value — End of year	$28.580	$25.810	$24.140	$20.290	$22.160

Total Return(2)	11.50%	7.17%	19.48%	(0.91)%	0.19%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$26,672	$112,571	$125,813	$132,286	$150,726

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.93%	1.92%	1.94%	1.96%	1.94%

Net investment income	0.58%	0.26%	0.51%	0.65%	0.49%

Portfolio Turnover of the Portfolio	18%	10%	30%	45%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$26.920	$25.170	$21.140	$23.030	$24.920

Income (Loss) From Operations

Net investment income(1)	$0.411	$0.331	$0.346	$0.348	$0.345

Net realized and unrealized gain (loss)	2.914	1.732	3.989	(0.345)	(0.084)

Total income from operations	$3.325	$2.063	$4.335	$0.003	$0.261

Less Distributions

From net investment income	$(0.348)	$(0.313)	$(0.305)	$(0.346)	$(0.331)

From net realized gain	(0.107)	—	—	(1.547)	(1.820)

Total distributions	$(0.455)	$(0.313)	$(0.305)	$(1.893)	$(2.151)

Net asset value — End of year	$29.790	$26.920	$25.170	$21.140	$23.030

Total Return(2)	12.61%	8.25%	20.68%	0.07%	1.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$195,921	$169,397	$146,032	$107,621	$101,125

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.93%	0.92%	0.94%	0.96%	0.94%

Net investment income	1.49%	1.24%	1.48%	1.65%	1.48%

Portfolio Turnover of the Portfolio	18%	10%	30%	45%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.2% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$5,682,193	$5,188,963

Long-term capital gains	$2,367,765	$—

During the year ended October 31, 2019, distributable earnings was decreased by $18,317,998 and paid-in capital was increased by $18,317,998 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$5,735,923

Undistributed long-term capital gains	$318,551

Net unrealized appreciation	$326,825,987

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $905,875. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2019, EVM earned $58,100 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $17,011 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2019 amounted to $947,960 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2019, the Fund paid or accrued to EVD $344,783 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2019 amounted to $114,928 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Notes to Financial Statements — continued

upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2019, the Fund was informed that EVD received approximately $3,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,980,103 and $33,714,058, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $22,613,782.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2019	2018

Sales	377,985	614,863

Issued to shareholders electing to receive payments of distributions in Fund shares	144,691	99,239

Redemptions	(1,391,204)	(1,388,694)

Converted from Class C shares	3,278,106	—

Net increase (decrease)	2,409,578	(674,592)

	Year Ended October 31,
Class C	2019	2018

Sales	254,129	162,080

Issued to shareholders electing to receive payments of distributions in Fund shares	29,101	11,921

Redemptions	(303,600)	(1,024,218)

Converted to Class A shares	(3,408,525)	—

Net decrease	(3,428,895)	(850,217)

	Year Ended October 31,
Class I	2019	2018

Sales	1,947,470	2,203,515

Issued to shareholders electing to receive payments of distributions in Fund shares	97,063	60,847

Redemptions	(1,762,098)	(1,773,187)

Net increase	282,435	491,175

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $12,930,643, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $336,633 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Value Portfolio

October 31, 2019

Portfolio of Investments

Common Stocks — 99.7%
Security	Shares	Value

Aerospace & Defense — 2.8%

Hexcel Corp.	82,243	$6,136,973

United Technologies Corp.	113,000	16,224,540

		$22,361,513

Air Freight & Logistics — 1.0%

C.H. Robinson Worldwide, Inc.	108,597	$8,214,277

		$8,214,277

Banks — 16.2%

Bank of America Corp.	392,259	$12,265,939

Citigroup, Inc.	81,079	5,826,337

JPMorgan Chase & Co.	345,410	43,148,617

KeyCorp	669,553	12,031,868

PNC Financial Services Group, Inc. (The)	142,029	20,835,654

U.S. Bancorp	237,562	13,545,785

Wells Fargo & Co.	386,390	19,949,316

		$127,603,516

Building Products — 0.6%

A.O. Smith Corp.	100,490	$4,992,343

		$4,992,343

Capital Markets — 2.9%

Ameriprise Financial, Inc.	32,971	$4,974,994

Charles Schwab Corp. (The)	332,667	13,542,874

Goldman Sachs Group, Inc. (The)	19,862	4,238,153

		$22,756,021

Consumer Finance — 1.3%

American Express Co.	59,190	$6,941,803

Discover Financial Services	43,301	3,475,338

		$10,417,141

Containers & Packaging — 2.6%

Ball Corp.	203,965	$14,271,431

Packaging Corp. of America	55,675	6,094,186

		$20,365,617

Diversified Telecommunication Services — 3.6%

Verizon Communications, Inc.	462,890	$27,990,958

		$27,990,958

Security	Shares	Value

Electric Utilities — 4.3%

NextEra Energy, Inc.	140,492	$33,484,863

		$33,484,863

Electrical Equipment — 0.7%

Rockwell Automation, Inc.	33,916	$5,833,213

		$5,833,213

Electronic Equipment, Instruments & Components — 0.4%

FLIR Systems, Inc.	66,727	$3,440,444

		$3,440,444

Entertainment — 2.0%

Walt Disney Co. (The)	119,725	$15,554,672

		$15,554,672

Equity Real Estate Investment Trusts (REITs) — 4.5%

AvalonBay Communities, Inc.	61,622	$13,412,645

Boston Properties, Inc.	59,105	8,109,206

Mid-America Apartment Communities, Inc.	42,931	5,966,980

Simon Property Group, Inc.	54,180	8,163,842

		$35,652,673

Food Products — 4.6%

McCormick & Co., Inc.	72,619	$11,669,147

Mondelez International, Inc., Class A	184,381	9,670,784

Nestle SA	138,900	14,859,704

		$36,199,635

Health Care Equipment & Supplies — 3.5%

Baxter International, Inc.	61,563	$4,721,882

Boston Scientific Corp.(1)	239,134	9,971,888

Stryker Corp.	58,093	12,563,773

		$27,257,543

Health Care Providers & Services — 1.7%

UnitedHealth Group, Inc.	52,261	$13,206,355

		$13,206,355

Hotels, Restaurants & Leisure — 0.3%

Marriott International, Inc., Class A	15,724	$1,989,872

		$1,989,872

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Household Durables — 0.7%

D.R. Horton, Inc.	108,684	$5,691,781

		$5,691,781

Household Products — 0.7%

Procter & Gamble Co. (The)	46,913	$5,841,138

		$5,841,138

Industrial Conglomerates — 1.8%

Honeywell International, Inc.	83,731	$14,462,856

		$14,462,856

Insurance — 2.7%

Allstate Corp. (The)	38,383	$4,084,719

American International Group, Inc.	29,096	1,540,924

Prudential Financial, Inc.	83,332	7,594,878

Travelers Cos., Inc. (The)	64,030	8,391,772

		$21,612,293

Interactive Media & Services — 2.6%

Alphabet, Inc., Class A(1)	7,924	$9,974,731

Alphabet, Inc., Class C(1)	8,199	10,331,642

		$20,306,373

IT Services — 1.0%

Visa, Inc., Class A(2)	44,697	$7,994,505

		$7,994,505

Life Sciences Tools & Services — 2.1%

Thermo Fisher Scientific, Inc.	55,680	$16,814,246

		$16,814,246

Machinery — 0.8%

Gardner Denver Holdings, Inc.(1)	207,384	$6,601,033

		$6,601,033

Metals & Mining — 0.9%

Steel Dynamics, Inc.	219,974	$6,678,411

		$6,678,411

Multi-Utilities — 3.5%

CMS Energy Corp.	68,853	$4,401,084

Sempra Energy	162,537	23,488,222

		$27,889,306

Security	Shares	Value

Oil, Gas & Consumable Fuels — 8.0%

Chevron Corp.	136,224	$15,821,056

ConocoPhillips	217,851	12,025,375

EOG Resources, Inc.	125,646	8,708,524

Exxon Mobil Corp.	200,000	13,514,000

Phillips 66	109,182	12,754,641

		$62,823,596

Personal Products — 2.2%

Estee Lauder Cos., Inc. (The), Class A	94,712	$17,642,004

		$17,642,004

Pharmaceuticals — 7.3%

Elanco Animal Health, Inc.(1)	78,772	$2,128,420

Eli Lilly & Co.	110,938	12,641,385

Johnson & Johnson	116,398	15,369,192

Merck & Co., Inc.	167,049	14,476,466

Zoetis, Inc.	101,295	12,957,656

		$57,573,119

Road & Rail — 1.1%

Union Pacific Corp.	50,876	$8,417,943

		$8,417,943

Semiconductors & Semiconductor Equipment — 3.6%

Intel Corp.	258,430	$14,609,048

QUALCOMM, Inc.	169,860	13,663,538

		$28,272,586

Software — 0.8%

Microsoft Corp.	25,630	$3,674,573

Oracle Corp.	52,884	2,881,649

		$6,556,222

Specialty Retail — 2.9%

Home Depot, Inc. (The)	81,060	$19,015,055

TJX Cos., Inc. (The)	68,155	3,929,136

		$22,944,191

Technology Hardware, Storage & Peripherals — 2.9%

Apple, Inc.	90,487	$22,509,546

		$22,509,546

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.1%

Lululemon Athletica, Inc.(1)	41,147	$8,405,098

		$8,405,098

Total Common Stocks (identified cost $369,363,760)		$786,356,903

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(3)	1,365,228	$1,365,228

Total Short-Term Investments (identified cost $1,365,216)		$1,365,228

Total Investments — 99.9% (identified cost $370,728,976)		$787,722,131

Other Assets, Less Liabilities — 0.1%		$525,782

Net Assets — 100.0%		$788,247,913

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2019. The aggregate market value of securities on loan at October 31, 2019 was $186,909.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value including $186,909 of securities on loan (identified cost, $369,363,760)	$786,356,903

Affiliated investment, at value (identified cost, $1,365,216)	1,365,228

Dividends receivable	680,999

Dividends receivable from affiliated investment	1,606

Securities lending income receivable	232

Tax reclaims receivable	429,925

Total assets	$788,834,893

Liabilities

Payable to affiliates:

Investment adviser fee	$420,719

Trustees’ fees	3,183

Accrued expenses	163,078

Total liabilities	$586,980

Net Assets applicable to investors’ interest in Portfolio	$788,247,913

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $58,217)	$17,951,630

Dividends from affiliated investment	29,599

Securities lending income, net	24,022

Total investment income	$18,005,251

Expenses

Investment adviser fee	$4,761,941

Trustees’ fees and expenses	38,651

Custodian fee	185,884

Legal and accounting services	65,158

Miscellaneous	28,287

Total expenses	$5,079,921

Net investment income	$12,925,330

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$18,132,046 (1)

Investment transactions — affiliated investment	(35)

Foreign currency transactions	(16,901)

Net realized gain	$18,115,110

Change in unrealized appreciation (depreciation) —

Investments	$60,296,166

Investments — affiliated investment	95

Foreign currency	11,353

Net change in unrealized appreciation (depreciation)	$60,307,614

Net realized and unrealized gain	$78,422,724

Net increase in net assets from operations	$91,348,054

(1)	Includes $18,003,051 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$12,925,330	$11,021,625

Net realized gain	18,115,110 (1)	24,306,310 (2)

Net change in unrealized appreciation (depreciation)	60,307,614	24,497,425

Net increase in net assets from operations	$91,348,054	$59,825,360

Capital transactions —

Contributions	$10,475,538	$8,047,762

Withdrawals	(44,054,463)	(50,294,963)

Net decrease in net assets from capital transactions	$(33,578,925)	$(42,247,201)

Net increase in net assets	$57,769,129	$17,578,159

Net Assets

At beginning of year	$730,478,784	$712,900,625

At end of year	$788,247,913	$730,478,784

(1)	Includes $18,003,051 of net realized gains from redemptions in-kind.

(2)	Includes $19,188,805 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.68%	0.68%	0.69%	0.69%	0.68%

Net investment income	1.74%	1.49%	1.74%	1.91%	1.75%

Portfolio Turnover	18%	10%	30%	45%	61%

Total Return	12.90%	8.55%	20.97%	0.35%	1.45%

Net assets, end of year (000’s omitted)	$788,248	$730,479	$712,901	$646,452	$714,571

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.2% and 18.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

25

Tax-Managed Value Portfolio

October 31, 2019

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $4,761,941 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $134,381,566 and $131,558,246, respectively, for the year ended October 31, 2019. In-kind sales for the year ended October 31, 2019 aggregated $22,613,782.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$371,792,986

Gross unrealized appreciation	$415,936,930

Gross unrealized depreciation	(7,785)

Net unrealized appreciation	$415,929,145

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest

26

Tax-Managed Value Portfolio

October 31, 2019

Notes to Financial Statements — continued

is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2019, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $186,909 and $191,235, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

7  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $1,365,228, which represents 0.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$2,031,689	$44,240,144	$(44,906,665)	$(35)	$95	$1,365,228	$29,599	1,365,228

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Value Portfolio

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$63,852,003	$—		$—	$63,852,003

Consumer Discretionary	39,030,942	—		—	39,030,942

Consumer Staples	44,823,073	14,859,704		—	59,682,777

Energy	62,823,596	—		—	62,823,596

Financials	182,388,971	—		—	182,388,971

Health Care	114,851,263	—		—	114,851,263

Industrials	70,883,178	—		—	70,883,178

Information Technology	68,773,303	—		—	68,773,303

Materials	27,044,028	—		—	27,044,028

Real Estate	35,652,673	—		—	35,652,673

Utilities	61,374,169	—		—	61,374,169

Total Common Stocks	$771,497,199	$14,859,704	*	$—	$786,356,903

Short-Term Investments	$—	$1,365,228		$—	$1,365,228

Total Investments	$771,497,199	$16,224,932		$—	$787,722,131

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

28

Tax-Managed Value Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Bond Fund (formerly, Eaton Vance Diversified Currency Income Fund), Eaton Vance Global Income Builder Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Small-Cap Equity Fund, Eaton Vance Government Opportunities Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Asset Credit Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2018 and October 31, 2019 by the Fund’s principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Emerging and Frontier Countries Equity Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$15,150	$15,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,187	$14,562
All Other Fees(3)	$0	$0

Total	$28,337	$29,912

Eaton Vance Emerging Markets Local Income Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$21,220	$21,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,307	$12,369
All Other Fees(3)	$0	$0

Total	$33,527	$33,919

Eaton Vance Floating-Rate Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$26,890	$27,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,913	$18,089
All Other Fees(3)	$0	$0

Total	$46,803	$45,339

Eaton Vance Floating-Rate Advantage Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$26,680	$29,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,754	$15,898
All Other Fees(3)	$0	$0

Total	$44,434	$44,998

Eaton Vance Floating-Rate & High Income Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$28,780	$29,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,887	$15,525
All Other Fees(3)	$0	$0

Total	$44,667	$44,675

Eaton Vance Global Bond Fund (formerly, Eaton Vance Diversified Currency Income Fund)

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$22,620	$22,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,165	$12,225
All Other Fees(3)	$0	$0

Total	$34,785	$35,175

Eaton Vance Global Income Builder Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$15,000	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,464	$12,013
All Other Fees(3)	$0	$0

Total	$26,464	$27,163

Eaton Vance Global Macro Absolute Return Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$26,920	$27,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,318	$15,906
All Other Fees(3)	$0	$0

Total	$42,238	$43,156

Eaton Vance Global Macro Absolute Return Advantage Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$25,440	$25,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,204	$14,978
All Other Fees(3)	$0	$0

Total	$41,644	$40,728

Eaton Vance Global Small-Cap Equity Fund*

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$35,750	$28,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,710	$17,759
All Other Fees(3)	$0	$0

Total	$53,460	$46,509

*	Eaton Vance Global Small-Cap Fund, a series of Eaton Vance Special Investment Trust, merged into the Fund on 5/21/18.

Eaton Vance Government Opportunities Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$54,750	$57,270
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$32,670	$15,889
All Other Fees(3)	$0	$0

Total	$87,420	$73,159

Eaton Vance High Income Opportunities Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$24,850	$25,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,021	$11,094
All Other Fees(3)	$0	$0

Total	$37,871	$36,244

Eaton Vance Multi-Asset Credit Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$32,880	$52,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$34,585	$24,181
All Other Fees(3)	$0	$0

Total	$67,465	$76,831

Eaton Vance Short Duration Government Income Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$52,260	$72,338
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$30,190	$14,721
All Other Fees(3)	$0	$0

Total	$82,450	$87,059

Eaton Vance Short Duration High Income Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$17,550	$17,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,699	$11,274
All Other Fees(3)	$0	$0

Total	$29,249	$29,024

Eaton Vance Short Duration Strategic Income Fund*

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$50,150	$48,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$79,636	$41,050
All Other Fees(3)	$0	$0

Total	$129,786	$89,800

*	Eaton Vance Multi-Strategy Absolute Return Fund merged into the Fund as of 10/19/18.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$38,910	$39,625
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$23,001	$23,222
All Other Fees(3)	$0	$0

Total	$61,911	$62,847

Eaton Vance Tax-Managed Global Dividend Income Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$40,215	$39,925
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,189	$15,264
All Other Fees(3)	$0	$0

Total	$55,404	$55,189

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$14,840	$15,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,620	$9,145
All Other Fees(3)	$0	$0

Total	$24,460	$24,195

Eaton Vance Tax-Managed Small-Cap Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$16,790	$17,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,610	$9,660
All Other Fees(3)	$0	$0

Total	$26,400	$26,710

Eaton Vance Tax-Managed Value Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$18,510	$18,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,135	$9,135
All Other Fees(3)	$0	$0

Total	$28,645	$27,885

Parametric Tax-Managed International Equity Fund

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$14,920	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,673	$11,521
All Other Fees(3)	$0	$0

Total	$24,593	$26,671

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, July 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/17	1/31/18	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19
Audit Fees	$105,320	$154,630	$25,850	$99,625	$621,075	$105,320	$191,680	$25,850	$37,050	$98,300	$661,708
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$63,439	$52,884	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$168,759	$207,514	$35,740	$128,231	$1,052,013	$170,409	$277,637	$37,040	$53,050	$123,068	$1,007,188

*	Information is not presented for the fiscal period ended 7/31/18 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/17	1/31/18	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19
Registrant(1)	$63,439	$52,884	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480
Eaton Vance(2)	$148,018	$148,018	$148,018	$126,485	$126,485	$126,485	$126,485	$126,485	$60,130	$59,903	$59,903

*	Information is not presented for the fiscal period ended 7/31/18 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 23, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 23, 2019